Use these links to rapidly review the document

TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THOMPSON CREEK METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Shares, no par value, of Thompson Creek Metals Company Inc.
(2)	Aggregate number of securities to which transaction applies:
As of July 8, 2016, 228,545,893 Common Shares (giving effect to all outstanding Common Shares and all Common Shares issuable upon the exercise of outstanding stock options and the settlement of all outstanding restricted share unit and performance share unit awards).
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was calculated based on the value of the transaction, which was computed by adding the sum of (i) 222,782,042 outstanding Common Shares, (ii) 1,142,005 Common Shares subject to issuance pursuant to outstanding stock options, (iii) 1,437,095 Common Shares subject to issuance upon settlement of outstanding restricted share unit awards and (iv) 3,184,751 Common Shares subject to issuance upon settlement of outstanding performance share unit awards, with such sum multiplied by $0.55 per Common Share, the last sale report on the OTCQX on July 8, 2016. In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, the filing fee was determined at the rate of $100.7 per million.
	(4)	Proposed maximum aggregate value of transaction: $125,700,241.15
	(5)	Total fee paid: $12,658.02
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ARRANGEMENT PROPOSAL—YOUR VOTE IS VERY IMPORTANT

September 12, 2016

Dear Shareholders of Thompson Creek Metals Company Inc.:

        On July 5, 2016, Thompson Creek Metals Company Inc. ("Thompson Creek") and Centerra Gold Inc. ("Centerra") entered into an arrangement agreement that provides for Thompson Creek to become a wholly-owned subsidiary of Centerra (the "Arrangement Agreement"). At the Special Meeting (as defined below), you will be asked to approve a special resolution (the "Arrangement Resolution") adopting a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia), as amended (the "BCBCA") involving the acquisition by Centerra of all of the outstanding common shares of Thompson Creek (the "Arrangement"). In connection with the completion of the Arrangement, Centerra has agreed to contribute to Thompson Creek the amount of cash necessary to redeem, or otherwise satisfy and discharge, all of Thompson Creek's outstanding secured and unsecured notes in accordance with the terms of their indentures. A special committee of independent directors (the "Special Committee") and Thompson Creek's board of directors (the "Thompson Creek Board") have each determined that the Arrangement is fair to Thompson Creek shareholders, and in the best interests of Thompson Creek, and the Thompson Creek Board has recommended that shareholders vote in favor of the Arrangement Resolution adopting the plan of arrangement and approving the Arrangement Agreement and the transactions contemplated thereby.

        If the Arrangement becomes effective, each outstanding Thompson Creek common share, other than shares held by a shareholder duly and validly exercising dissent rights, will be transferred to Centerra in exchange for 0.0988 of a Centerra common share. Immediately following completion of the Arrangement, it is expected that Thompson Creek shareholders will own approximately 8% of the outstanding Centerra common shares. The common shares of Thompson Creek are traded on the Toronto Stock Exchange under the symbol "TCM" and on the OTCQX market under the symbol "TCPTF." The common shares of Centerra are traded on the Toronto Stock Exchange under the symbol "CG." Shareholders are encouraged to review current market prices.

        Thompson Creek is holding a special meeting of the shareholders on October 18, 2016 at 10:00 a.m., local time, at our corporate headquarters located at 26 West Dry Creek Circle, Second Floor, Littleton, Colorado 80120 (the "Special Meeting"), to obtain your vote to: (1) approve the Arrangement Resolution adopting the Arrangement, the Arrangement Agreement and the transactions contemplated thereby; and (2) approve, solely on an advisory (non-binding) basis, the compensation payments made by Thompson Creek to its named executive officers in connection with the Arrangement. Your vote is very important. For the Arrangement to become effective, the Arrangement Resolution must be approved by at least two-thirds of the votes cast on the Arrangement Resolution by the holders of Thompson Creek common shares present in person or by proxy at the Special Meeting. The Arrangement also requires the approval of the Supreme Court of British Columbia.

        Highlights of the Arrangement include:

  •
  The exchange ratio implies a 32% premium to Thompson Creek common shares based on the closing price of Thompson Creek common shares on the Toronto Stock Exchange on July 4, 2016;

  •
  Provides a comprehensive solution for Thompson Creek's capital structure and delivers a premium exchange ratio to Thompson Creek shareholders while maintaining meaningful equity participation in a combined company with a strong balance sheet;

  •
  Centerra is paying off approximately $889 million of Thompson Creek's debt (which amount includes applicable call premiums and estimated accrued interest) that would have otherwise negatively impacted the future of Thompson Creek and its shareholders; and

  •
  The combined company is expected to provide Thompson Creek shareholders with exposure to a large, long-life reserve base through Mount Milligan Mine, Centerra's world-class Kumtor Mine, Centerra's pipeline of exploration and development properties and Centerra's peer-leading dividend policy.

        The Thompson Creek Board recommends that Thompson Creek shareholders vote "FOR" the Arrangement Resolution and "FOR" the advisory resolution to approve the compensation payments made by Thompson Creek to its named executive officers in connection with the Arrangement.

        On behalf of the Thompson Creek Board, I invite you to attend the Special Meeting. Your vote is very important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers About the Arrangement and the Special Meeting" beginning on page 1 of the proxy statement and management information circular.

        This document is a proxy statement and management information circular of Thompson Creek for use in soliciting proxies for the Special Meeting. This document answers questions about the Arrangement and the Special Meeting and includes a summary description of the Arrangement. We urge you to review this entire document carefully. In particular, you should also consider the matters discussed under "Risk Factors" beginning on page 23 of the proxy statement and management information circular.

        We are very excited about the opportunities offered by the Arrangement, and we thank you for your consideration and ongoing support.

By Order of the Board of Directors,
JACQUES PERRON President and Chief Executive Officer

        The accompanying proxy statement and management information circular is dated September 12, 2016 and is first being mailed to the shareholders of Thompson Creek on or about September 19, 2016.

ADDITIONAL INFORMATION

        Thompson Creek files annual, quarterly and other reports, proxy statements and other information with the U.S. Securities and Exchange Commission ("SEC") and with Canadian provincial securities regulatory authorities. This proxy statement and management information circular (together referred to herein as the "proxy statement") incorporates by reference important business and financial information about Thompson Creek from documents that are not included in or delivered with this proxy statement. For a listing of the documents incorporated by reference into this proxy statement, see "Where You Can Find Additional Information" below. You can obtain copies of the documents incorporated by reference into this proxy statement, without charge, from the SEC's website at www.sec.gov, or the Canadian System for Electronic Document Analysis and Retrieval ("SEDAR"), the Canadian equivalent of the SEC's EDGAR system, at www.sedar.com.

        Centerra files reports, statements and other information with Canadian provincial and territorial securities regulatory authorities. Centerra's filings are electronically available to the public under Centerra's profile on SEDAR, at www.sedar.com. For the purposes of Canadian securities laws, this proxy statement incorporates by reference certain documents of Centerra filed on SEDAR. For a listing of such documents, see "Where You Can Find Additional Information" below. Such documents are not incorporated by reference in this proxy statement for U.S. purposes; however, the filings Centerra makes on SEDAR are available free of charge to any person at www.sedar.com.

        You can also request copies of documents incorporated by reference into this proxy statement (excluding all exhibits, unless an exhibit has specifically been incorporated by reference into this proxy statement) or otherwise listed under "Where You Can Find Additional Information," without charge, by requesting them in writing or by telephone from the appropriate company at the following address and telephone number:

Thompson Creek Metals Company Inc. 26 Dry Creek Circle, Suite 810 Littleton, Colorado 80120 Attention: Investor Relations Telephone: (303) 762-3526	Centerra Gold Inc. 1 University Avenue, Suite 1500 Toronto, Ontario M5J 2P1 Attention: Investor Relations Telephone: (416) 204-1953

        In addition, if you have questions about the Arrangement Agreement, the Arrangement and related transactions, or the Special Meeting, or if you need to obtain copies of this proxy statement, proxy cards or any documents incorporated by reference in this proxy statement (excluding all exhibits, unless an exhibit has specifically been incorporated by reference into this proxy statement) or otherwise listed under "Where You Can Find Additional Information," you may contact Thompson Creek's proxy solicitor, at the address and contact information listed below. You will not be charged for any of the documents you request.

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
www.kingsdaleshareholder.com

North American Toll Free: 1-866-581-1479
Email: contactus@kingsdaleshareholder.com
Outside North America Call Collect: 1-416-867-2272
Toll Free Facsimile: 1-866-545-5580
Facsimile: 416-867-2271

        If you would like to request documents, please do so by October 11, 2016 (which is five business days before the date of the Special Meeting) in order to receive them before the Special Meeting.

        Centerra has supplied all information contained in this proxy statement relating to Centerra, and Thompson Creek has supplied all information contained in this proxy statement relating to Thompson Creek.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Thompson Creek Metals Company Inc.:

        Notice is hereby given that, pursuant to an order (the "Interim Order") of the Supreme Court of British Columbia (the "Court") a special meeting of the shareholders (the "Special Meeting") of Thompson Creek Metals Company Inc. ("Thompson Creek") will be held on October 18, 2016 at our corporate headquarters located at 26 West Dry Creek Circle, Second Floor, Littleton, Colorado 80120, at 10:00 a.m., local time, for the following purposes:

          (1)   Arrangement Resolution.    To consider, pursuant to the Interim Order, and if deemed advisable, to pass, with or without variation, a special resolution (the "Arrangement Resolution"), the full text of which is set forth in Annex B to the accompanying proxy statement and management information circular, approving an arrangement (the "Arrangement") pursuant to Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the "BCBCA"), all as more particularly described in the accompanying proxy statement and management information circular;

          (2)   Named Executive Officer Arrangement-Related Compensation Proposal.    To consider, solely on an advisory (non-binding) basis, the agreements or understandings between Thompson Creek's named executive officers and Thompson Creek and the related compensation that will or may be paid to its named executive officers in connection with the Arrangement, as disclosed pursuant to Item 402(t) of Regulation S-K in the "Golden Parachute Compensation" table and the related narrative disclosures in the section of the accompanying proxy statement and management information circular entitled "Interests of Directors and Executive Officers in the Arrangement—Quantification of Potential Payments to the Named Executive Officers in Connection with the Arrangement"; and

          (3)   Other Business.    To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        Specific details about the matters to be put before the Special Meeting are set forth in the accompanying proxy statement and management information circular.

        Only shareholders of record as of the close of business on September 12, 2016 are entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof.

        Thompson Creek shareholders may attend the Special Meeting in person or by proxy. Thompson Creek shareholders who are unable to attend the Special Meeting or any adjournment or postponement thereof in person are requested to date, sign and return the accompanying form of proxy for use at the Special Meeting or any adjournment or postponement thereof. To be effective, the form of proxy must be received by TSX Trust Company (according to the instructions on the proxy card), not later than 10:00 a.m., Mountain time, on October 14, 2016, or not later than 48 hours (other than Saturday, Sunday or holidays) prior to the time set for any adjournment or postponement of the Special Meeting. The deadline for the deposit of proxies may be waived or extended by the Chair of the Special Meeting at his or her sole discretion without notice.

        Thompson Creek shareholders who are planning to return the form of proxy are encouraged to review the accompanying proxy statement and management information circular carefully before submitting the accompanying proxy card.

        Approval of the Arrangement Resolution authorizing and adopting the Arrangement, the plan of arrangement, the Arrangement Agreement and the transactions contemplated thereby by the Thompson Creek shareholders is a condition to the completion of the Arrangement and requires the affirmative approval of two-thirds of the votes cast by the holders of Thompson Creek's common shares present in person or by proxy at the Special Meeting. Therefore, your vote is very important.

        Pursuant to the Interim Order, registered Thompson Creek shareholders have been granted the right to dissent in respect of the Arrangement Resolution. If the Arrangement becomes effective, a registered Thompson Creek shareholder who dissents in respect of the Arrangement Resolution is entitled to be paid the fair value of such dissenting Thompson Creek shareholder's common shares in accordance with the provisions of Section 238 of the BCBCA as modified by the plan of arrangement and the Interim Order, provided that such shareholder has delivered a written notice of dissent to the Arrangement Resolution to Thompson Creek, c/o Cassels Brock & Blackwell LLP, Suite 2100, Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada M5H 3C2, Attention: Paul M. Stein, no later than 5:00 p.m., Eastern time, on October 14, 2016 (or, if the Special Meeting is adjourned or postponed, 5:00 p.m., Eastern time, on the day that is two business days before the time of the postponed or adjourned Special Meeting) and has otherwise complied strictly with the dissent procedures described in the accompanying proxy statement, including the relevant provisions of Division 2 of Part 8 of the BCBCA, as modified by the plan of arrangement and the Interim Order. Beneficial owners of Thompson Creek common shares that are registered in the name of a broker, bank, custodian, nominee or other intermediary who wish to dissent should be aware that only registered owners of Thompson Creek common shares are entitled to dissent. A dissenting holder of Thompson Creek common shares may only dissent with respect to all Thompson Creek common shares held on behalf of any one beneficial owner and registered in the name of such dissenting Thompson Creek shareholder. Accordingly, a non-registered holder of Thompson Creek common shares who desires to exercise the right of dissent must make arrangements for the Thompson Creek common shares beneficially owned by such holder to be registered in the holder's name prior to the time the written notice of dissent to the Arrangement Resolution is required to be received by Thompson Creek or, alternatively, make arrangements for the registered holder of such Thompson Creek common shares to dissent on the holder's behalf. It is recommended that you seek independent legal advice if you wish to exercise your right of dissent.

        Failure to strictly comply with the relevant provisions of Division 2 of Part 8 of the BCBCA as modified by the plan of arrangement and the Interim Order may result in the loss of any right to dissent.

By Order of the Board of Directors,

JACQUES PERRON President and Chief Executive Officer

September 12, 2016

YOUR VOTE IS IMPORTANT.

        PLEASE VOTE ON THE ENCLOSED PROXY CARD NOW EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU CAN VOTE BY SIGNING, DATING AND RETURNING YOUR PROXY CARD BY MAIL IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES OR CANADA, OR BY FACSIMILE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ARE A REGISTERED SHAREHOLDER OR HAVE A LEGAL PROXY FROM A REGISTERED SHAREHOLDER.

        If you are the beneficial owner of Thompson Creek common shares held by a broker, bank, custodian, nominee or other intermediary and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a proxy from the broker, bank, custodian, nominee or other intermediary that holds your Thompson Creek common shares authorizing you to vote in person at the Special Meeting. Please also bring to the Special Meeting your account statement evidencing your beneficial ownership of Thompson Creek's common shares as of the record date. All shareholders should also bring photo identification.

        The accompanying proxy statement and management information circular provides a detailed description of the plan of arrangement, the Arrangement Agreement, the Arrangement and related agreements and transactions. We urge you to read the accompanying proxy statement and management information circular, including any documents incorporated by reference into the accompanying proxy statement and management information circular and its annexes carefully and in their entirety. If you have any questions concerning the Arrangement Resolution, the other proposals or the accompanying proxy statement and management information circular, would like additional copies of the accompanying proxy statement and management information circular or need help voting your shares, please contact Thompson Creek's proxy solicitor at the contact information listed below:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
www.kingsdaleshareholder.com

North American Toll Free: 1-866-581-1479
Email: contactus@kingsdaleshareholder.com
Outside North America Call Collect: 1-416-867-2272
Toll Free Facsimile: 1-866-545-5580
Facsimile: 416-867-2271

CURRENCY AND EXCHANGE RATE DATA

        This proxy statement contains references to United States dollars and Canadian dollars. All dollar amounts referenced, unless otherwise indicated, are expressed in United States dollars and Canadian dollars are referred to as "Canadian dollars" or "C$". The following table reflects the high, low and average rates of exchange in Canadian dollars for one United States dollar for the periods noted, based on the Bank of Canada noon spot rate of exchange.

	Fiscal Year Ended		Six Months Ended
	December 31, 2015	December 31, 2014	June 30, 2016	June 30, 2015
High	0.8527	0.9422	0.7972	0.8527
Low	0.7148	0.8589	0.6854	0.7811
Average	0.7820	0.9054	0.7518	0.8095

        On September 9, 2016, the noon buying rate as reported by the Bank of Canada was $1.00 = C$1.3033 or C$1.00 = $0.7673.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements in this proxy statement (including information incorporated by reference) are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "forward-looking information" within applicable Canadian securities legislation (collectively, "forward-looking statements"), and are intended to be covered by the safe harbors provided by these regulations. All statements other than statements of historical fact set forth herein or incorporated herein by reference are forward-looking statements. These forward-looking statements may, in some cases, be identified by the use of terms such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to:

  •
  the ability to obtain Thompson Creek shareholder and Court approval of the Arrangement;

  •
  the ability to complete the Arrangement on the anticipated terms and timetable;

  •
  Centerra's and Thompson Creek's ability to integrate successfully after the Arrangement and achieve anticipated benefits from the Arrangement;

  •
  the possibility that various closing conditions for the Arrangement may not be satisfied or waived;

  •
  risks relating to any unforeseen liabilities, costs or expenses of Centerra or Thompson Creek;

  •
  the other risks described in Item 1A. "Risk Factors" in Thompson Creek's Annual Report on Form 10-K for the year ended December 31, 2015 and Item 1A. "Risk Factors" in Thompson Creek's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which are incorporated by reference in this proxy statement in the section entitled "Risk Factors" below and in the section entitled "Risk Factors—Risks Related to Centerra."

        Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. You should not place undue reliance on these forward-looking statements. Neither Thompson Creek nor Centerra undertakes any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

 SCIENTIFIC AND TECHNICAL INFORMATION

        The scientific and technical information with respect to Centerra's Kumtor, Boroo, Öksüt, Gatsuurt and Greenstone projects contained in and, for Canadian securities law purposes, incorporated by reference herein is based on the Centerra Technical Reports (as defined herein). The scientific and technical information of Centerra contained in and, for Canadian securities law purposes, incorporated by reference herein has been updated with current information where applicable. The full text of the Centerra Technical Reports has been filed with Canadian provincial and territorial securities regulatory authorities pursuant to National Instrument 43-101—Standards of Disclosure for Mineral Projects ("NI 43-101") and are available for review under Centerra's profile on SEDAR at www.sedar.com.

        Centerra's and Thompson Creek's proven and probable reserve estimates contained herein and the documents incorporated by reference herein, as applicable, are as of December 31, 2015, except where otherwise stated.

        Gordon D. Reid, P.Eng., an employee of Centerra, has reviewed and approved the scientific and technical information in respect of Centerra contained in or incorporated by reference herein. Robert Clifford, an employee of Thompson Creek, has reviewed and approved the scientific and technical information in respect of Thompson Creek contained in or incorporated by reference herein. Each of Mr. Reid and Mr. Clifford is considered, by virtue of their education, experience and professional association, to be a "qualified person" for purposes of NI 43-101. Mr. Reid is not independent of Centerra within the meaning of NI 43-101. Mr. Clifford is not independent of Thompson Creek within the meaning of NI 43-101.

CAUTIONARY NOTICE TO U.S. SHAREHOLDERS

Reserve and Resource Estimates

        The disclosure in this document and, for Canadian securities law purposes, the documents incorporated by reference herein use mineral resource classification terms that comply with reporting standards in Canada, and certain mineral resource estimates are made in accordance with NI 43-101. NI 43-101 is a rule developed by the Canadian Securities Administrators ("CSA") that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all mineral reserve and resource estimates of Centerra contained herein and, for Canadian securities law purposes, the documents incorporated by reference herein have been prepared in accordance with NI 43-101. These standards differ significantly from the mineral reserve disclosure requirements of the SEC as stated in Industry Guide 7. Consequently, mineral reserve and resource information contained herein is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC.

        In particular, the SEC's Industry Guide 7 applies different standards in order to classify mineralization as a reserve. As a result, the definitions of proven and probable reserves used in NI 43-101 differ from the definitions in SEC Industry Guide 7. Under SEC standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Among other things, all necessary permits would be required to be in hand or issuance imminent in order to classify mineralized material as reserves under the SEC standards. Accordingly, mineral reserve estimates contained herein may not qualify as "reserves" under SEC standards.

        In addition, this proxy statement and, for Canadian securities law purposes, the documents incorporated by reference herein use the terms "mineral resources," "indicated mineral resources" and "inferred mineral resources" as permitted by the reporting standards in Canada. The SEC's Industry Guide 7 does not recognize mineral resources and U.S. companies are generally not permitted to disclose resources in documents they file with the SEC. Thompson Creek shareholders are specifically cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into SEC defined mineral reserves. Further, "inferred mineral resources" have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. Therefore, Thompson Creek shareholders are also cautioned not to assume that all or any part of an inferred resource exists. In accordance with Canadian rules, estimates of "inferred mineral resources" cannot form the basis of feasibility or pre-feasibility studies. It cannot be assumed that all or any part of "mineral resources," "measured mineral resources," "indicated mineral resources" or "inferred mineral resources" will ever be upgraded to a higher category. Thompson Creek shareholders are cautioned not to assume that any part of the reported "mineral resources," "measured mineral resources," "indicated mineral resources" or "inferred mineral resources" herein is economically or legally mineable. In addition, the definitions of "proven mineral reserves" and "probable mineral reserves" under reporting standards in Canada differ in certain respects from the standards of the SEC. For the above reasons, information contained herein that describes mineral reserve and resource estimates is not comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements of the SEC.

i

ii

iii

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE SPECIAL MEETING

        Unless stated otherwise or unless the context otherwise requires, all references in this proxy statement to "Thompson Creek," "we," "our" and "us" are to Thompson Creek Metals Company Inc., a British Columbia corporation, all references to "Centerra" are to Centerra Gold Inc., a corporation existing under the laws of Canada, all references to the "Special Meeting" are to the special meeting of shareholders of Thompson Creek on October 18, 2016 at 10:00 a.m., local time, at our corporate headquarters located at 26 West Dry Creek Circle, Second Floor, Littleton, Colorado 80120, all references to the "Arrangement Agreement" are to the Arrangement Agreement, dated July 5, 2016, as it may be amended from time to time, by and between Thompson Creek and Centerra, a copy of which is attached as Annex A to this proxy statement, all references to the "Arrangement Resolution" are to the form of arrangement resolution, a copy of which is attached as Annex B to this proxy statement, all references to the "Arrangement" are to the statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia)("BCBCA") involving the acquisition by Centerra of all of the outstanding common shares of Thompson Creek, a copy of which is attached as Schedule A to the Arrangement Agreement attached as Annex A to this proxy statement, all references to the "Court" are to the Supreme Court of British Columbia, all references to the "Interim Order" are to the interim order of the Court, a copy of which is attached as Annex E to this proxy statement and all references to the "Final Order" are to a final order of the Court approving the Arrangement. Capitalized terms used but not defined in other sections of this proxy statement have the meaning set forth in the "Glossary of Terms" beginning on page 272 of this proxy statement.

        The following are some questions that you, as a shareholder of Thompson Creek, may have regarding the Arrangement and the Special Meeting, and brief answers to those questions. You are urged to read carefully this proxy statement and the other documents incorporated by reference and referred to in this proxy statement in their entirety because this section may not provide all of the information that is important to you with respect to the Arrangement and the Special Meeting. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:
Why am I receiving this document?

A:
Centerra and Thompson Creek have agreed to the Arrangement, pursuant to which Centerra will acquire all of the outstanding common shares, no par value, of Thompson Creek (the "Thompson Creek common shares"), with Thompson Creek becoming a wholly-owned subsidiary of Centerra. In order to complete the Arrangement, Thompson Creek shareholders must approve the Arrangement Resolution, and Thompson Creek is holding the Special Meeting of shareholders to obtain such shareholder approval. Pursuant to the Arrangement, Centerra will issue common shares of Centerra ("Centerra common shares") to the holders of Thompson Creek common shares in exchange for their Thompson Creek common shares in accordance with the Exchange Ratio (as defined below). In connection with the completion of the Arrangement, Centerra has agreed to contribute to Thompson Creek the amount of cash necessary to redeem, or otherwise satisfy and discharge, all of Thompson Creek's outstanding secured and unsecured notes in accordance with the terms of the respective note indentures.

  This document is being delivered to you as a proxy statement and management information circular of Thompson Creek (together referred to herein as the "proxy statement") in connection with the Arrangement and the Special Meeting. It is the proxy statement by which Thompson Creek's board of directors (the "Thompson Creek Board") is soliciting proxies from you to vote to approve the Arrangement Resolution at the Special Meeting or at any adjournment or postponement of the Special Meeting.

Q:
What will happen in the Arrangement?

A:
Pursuant to the Arrangement, Thompson Creek will be acquired by Centerra and become a wholly-owned subsidiary of Centerra.

Q:
What will I receive in the Arrangement?

A:
If the Arrangement is completed, each of your Thompson Creek common shares will be transferred to Centerra in exchange for 0.0988 of a Centerra common share (the "Exchange Ratio"). The number of Centerra common shares to be issued to a Thompson Creek shareholder shall be rounded down to the next whole number of Centerra common shares and no Thompson Creek shareholder will be entitled to any compensation, including cash compensation, in respect of any fractional Centerra common shares. The Centerra common shares to be received based on the Exchange Ratio pursuant to the Arrangement is referred to as the "Arrangement Consideration". Based on the closing price of C$8.02 for Centerra common shares on the Toronto Stock Exchange ("TSX") on July 4, 2016, the last trading day before the public announcement of the Arrangement Agreement, the Arrangement Consideration represented a value to Thompson Creek shareholders of C$0.79 per share, a 32% premium to the closing price for Thompson Creek's common shares on July 4, 2016 on the TSX. The Exchange Ratio for the Arrangement will not be adjusted for subsequent changes in market prices of the Centerra common shares or the Thompson Creek common shares.

  The market price of Centerra common shares will fluctuate prior to completion of the Arrangement, and the market price of Centerra common shares when received by Thompson Creek shareholders after the Arrangement is completed could be greater or less than the current market price of Centerra common shares. See "Risk Factors" beginning on page 23 of this proxy statement.

Q:
Will I be able to freely trade the Centerra common shares received as a result of the Arrangement?

A
Yes. If you are a U.S. holder, you will receive freely tradable Centerra common shares as a result of the Arrangement if you are not an affiliate of Centerra and have not been an affiliate of Centerra within 90 days of the closing of the Arrangement, although the Centerra common shares issued as consideration to Thompson Creek shareholders pursuant to the Arrangement will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). Instead, they will be issued pursuant to the exemption from the registration requirements of the U.S. Securities Act provided under Section 3(a)(10) thereof (the "Section 3(a)(10) exemption") and comparable provisions under U.S. state securities laws. See "The Arrangement—U.S. Securities Law Matters" beginning on page 90 of this proxy statement.

  For Canadian holders, the distribution of Centerra common shares as consideration to Thompson Creek shareholders pursuant to the Arrangement is being made pursuant to exemptions from the prospectus and dealer requirements under applicable Canadian securities laws. While the resale of Centerra common shares issued as consideration to Thompson Creek shareholders is subject to restrictions under the securities laws of certain Canadian provinces and territories, Thompson Creek shareholders in such provinces and territories generally will be able to rely on statutory exemptions from such resale restrictions.

  In addition, if Centerra ceases to be a reporting issuer in the provinces and territories of Canada following completion of the Arrangement, a trade of Centerra common shares issued to a shareholder of Thompson Creek in Canada pursuant to the Arrangement will be subject to resale restrictions unless certain conditions are satisfied. See "The Arrangement—Canadian Securities Law Matters" beginning on page 90 of this proxy statement.

Q:
What happens if the Arrangement is not completed?

A:
If the Arrangement Resolution is not approved by Thompson Creek shareholders or if the Arrangement is not completed for any other reason, including if the Court does not approve the Arrangement, Thompson Creek shareholders will not receive any payment for their Thompson Creek common shares. Instead, Thompson Creek will remain an independent public company and the Thompson Creek common shares will continue to be listed on the TSX and quoted on the OTCQX. If the Arrangement Agreement is terminated under certain specified circumstances, Thompson Creek may be required to pay Centerra a termination fee of $35 million (the "Termination Fee"). See "The Arrangement Agreement—Termination Fee" beginning on page 109 of this proxy statement.

  See also the risk factor entitled "The Arrangement Agreement limits Thompson Creek's ability to pursue alternatives to the Arrangement, including if the Arrangement is not completed" in "Risk Factors" below.

Q:
What am I being asked to vote on?

A:
Thompson Creek shareholders are being asked to vote on the proposal to approve (i) the Arrangement Resolution and (ii) on an advisory basis, the compensation payments made by Thompson Creek to its named executive officers in connection with the Arrangement.

  The approval of the Arrangement Resolution by Thompson Creek shareholders is a condition to the obligations of Thompson Creek and Centerra to complete the Arrangement.

Q:
Does the Thompson Creek Board recommend that shareholders approve the Arrangement Resolution?

A:
Yes. A special committee of the Thompson Creek Board (the "Special Committee") and the Thompson Creek Board have each approved the Arrangement and the Arrangement Agreement, including the Arrangement Resolution, and determined that the Arrangement is fair to Thompson Creek shareholders and in the best interests of Thompson Creek. Therefore, the Thompson Creek Board recommends that you vote "FOR" the Arrangement Resolution at the Special Meeting. See "The Arrangement—Reasons for the Arrangement" and "Recommendation of the Thompson Creek Board of Directors" beginning on page 65 of this proxy statement.

Q:
Why is the Thompson Creek Board making this recommendation?

A:
In reaching its conclusion that the Arrangement is fair to Thompson Creek shareholders and that the Arrangement is in the best interests of Thompson Creek, the Thompson Creek Board considered and relied upon a number of factors, including those described under the headings "The Arrangement—Reasons for the Arrangement" and "The Arrangement—Opinion of BMO Capital Markets" beginning on pages 65 and 68, respectively, of this proxy statement.

Q:
What shareholder vote is required for the approval of the Arrangement Resolution?

A:
The vote requirement to approve the Arrangement Resolution is the affirmative approval of two-thirds of the votes cast by holders of Thompson Creek common shares present in person or by proxy at the Special Meeting.

Q:
What shareholder vote is required for the approval of, on an advisory basis, the compensation payments made by Thompson Creek to its named executive officers in connection with the Arrangement?

A:
The vote requirement to approve, on an advisory basis, the compensation payments made by Thompson Creek to its named executive officers in connection with the Arrangement is the affirmative approval of a majority of the votes cast by holders of Thompson Creek common shares present in person or by proxy at the Special Meeting.

Q:
What constitutes a quorum for the Special Meeting?

A:
The quorum for the transaction of business at the Special Meeting is two persons, present in person, each being a Thompson Creek shareholder entitled to vote at the Special Meeting or a duly appointed proxy for a Thompson Creek shareholder so entitled, representing at least 25% of the Thompson Creek common shares entitled to vote at the Special Meeting.

Q:
When is this proxy statement being mailed?

A:
This proxy statement and the proxy card are first being sent to Thompson Creek shareholders on or about September 19, 2016.

Q:
Who is entitled to vote at the Special Meeting?

A:
All holders of Thompson Creek common shares who held shares at the close of business on September 12, 2016, the record date for the Special Meeting (the "Record Date"), are entitled to receive notice of and to vote at the Special Meeting. As of the close of business on the Record Date, there were 222,782,042 Thompson Creek common shares outstanding and entitled to vote at the Special Meeting. Each Thompson Creek common share is entitled to one vote.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held at our corporate headquarters located at 26 West Dry Creek Circle, Second Floor, Littleton, Colorado 80120, on October 18, 2016 at 10:00 a.m., local time.

Q:
How do I vote my shares at the Special Meeting?

A:
If you are entitled to vote at the Special Meeting and hold your shares in your own name, you can submit a proxy or vote in person by completing a ballot at the Special Meeting. However, Thompson Creek encourages you to submit a proxy before the Special Meeting even if you plan to attend the Special Meeting. A proxy is a legal designation of another person to vote your Thompson Creek common shares on your behalf. If you hold shares in your own name, you may submit a proxy for your shares by:

•
filling out, signing and dating the enclosed proxy card and mailing it in the prepaid envelope included with these proxy materials;

•
by faxing the signed proxy card pursuant to the instructions set forth in the proxy card; or

•
accessing the Internet website specified on the enclosed proxy card and following the instructions provided to you.

  When a Thompson Creek shareholder submits a proxy through the Internet, his, her or its proxy is recorded immediately. If you submit a proxy through the Internet website, please do not return your proxy card by mail.

  If a Thompson Creek shareholder executes a proxy card without giving instructions, the Thompson Creek common shares represented by that proxy card will be voted "FOR" approval of the Arrangement Resolution and "FOR" the approval of, on an advisory basis, the compensation payments made by Thompson Creek to its named executive officers in connection with the Arrangement.

  Please submit your proxy through the Internet, by mail or by facsimile, whether or not you plan to attend the Special Meeting in person. Proxies must be received by 10:00 a.m., Mountain time, on October 14, 2016, or not later than 48 hours (other than Saturday, Sunday or holidays) prior to the time set for any adjournment or postponement of the Special Meeting.

Q:
What is the difference between holding shares as a registered shareholder and as a beneficial owner of shares held in "street name"?

A:
Most of Thompson Creek's shareholders hold their shares through a broker, bank, custodian, nominee or other intermediary rather than directly in their own names. As summarized below, there are some distinctions between registered shareholders and beneficial owners:

•
Registered Shareholders—If your shares are registered directly in your name with Thompson Creek's transfer agent, you are considered, with respect to those shares, to be the "registered shareholder." As the registered shareholder, you have the right to grant your voting proxy directly to Thompson Creek or to a third party, or to vote in person at the Special Meeting.

•
Beneficial Owner—If your shares are held in "street name" by a broker, bank, custodian, nominee, or other intermediary, you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank, custodian, nominee or other intermediary how to vote and you also are invited to attend the Special Meeting. However, because a beneficial owner is not the registered shareholder, you will not be entitled to vote your beneficially-owned shares in person at the Special Meeting unless you obtain a "legal proxy" from the broker, bank, custodian, nominee or other intermediary that holds your shares, giving you the right to vote the shares at the Special Meeting.

  If you do not provide voting instructions to your broker, bank, custodian, nominee or other intermediary, your shares may not be voted on the Arrangement Resolution, since it is not considered a routine matter. If your shares are not voted by your broker, bank, custodian, nominee or other intermediary, this is referred to in this proxy statement, and in general, as a "broker non-vote". Broker non-votes will have no effect on the outcome of the proposal to approve the Arrangement Resolution or any other proposals at the Special Meeting.

  If you hold shares through a broker or other nominee and wish to vote your shares in person at the Special Meeting, you must obtain a proxy from your broker, bank custodian, nominee or other intermediary and present it to the inspector of election with your ballot when you vote at the Special Meeting.

Q:
How will my shares be represented at the Special Meeting?

A:
If you submit your proxy through the Internet or by signing and returning your proxy card, the officers named in your proxy card will vote your shares in the manner you requested if you correctly submitted your proxy. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Thompson Creek Board recommends, which is "FOR" all proposals detailed herein, including the Arrangement Resolution.

  If any amendments or variations to the proposals identified in the accompanying notice of meeting are proposed at the Special Meeting or if any other matters properly come before the Special

  Meeting, the enclosed proxy card confers authority to vote on such amendments or variations according to the discretion of the person voting the proxy at the Special Meeting.

Q:
Who may attend the Special Meeting?

A:
You are entitled to attend the Special Meeting only if you were a Thompson Creek shareholder as of the close of business on the Record Date or if you hold a valid proxy for the Special Meeting. You must present photo identification for admittance. If you are a registered shareholder, your name will be verified against the list of shareholders of record or plan participants on the Record Date prior to your admission to the Special Meeting. If you are not a registered shareholder but hold your shares through a broker, trustee or nominee, you must provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date or other similar evidence of ownership.

  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

  The Special Meeting will begin promptly at 10:00 a.m., local time. Please allow sufficient time for check-in procedures.

Q:
Is my vote important?

A:
Yes, your vote is very important. If you do not submit a proxy or vote in person at the Special Meeting, it will be more difficult for Thompson Creek to obtain the necessary quorum to hold the Special Meeting. If you are the beneficial owner of shares held in "street name" by a broker, bank, custodian, nominee or other intermediary, your broker, bank, custodian, nominee or other intermediary may not be able to cast a vote on the approval of the Arrangement Resolution without instructions from you. Broker non-votes and shares not voted or in attendance at the Special Meeting will have no effect on the outcome of the proposal to approve the Arrangement Resolution or any other proposal at the Special Meeting. The Thompson Creek Board recommends that you vote "FOR" all proposals detailed herein, including the Arrangement Resolution.

Q:
Can I revoke my proxy or change my voting instructions?

A:
Yes. If you are the registered shareholder, you may change your vote by submitting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice to Thompson Creek at our principal office that you wish to revoke a proxy that has already been submitted at any time up to and including the last business day preceding the day of the Special Meeting, or by notifying the Chair of the Special Meeting on the day of the Special Meeting that you wish to revoke a proxy that has already been submitted.

  If you are the beneficial owner of shares held in "street name" by a broker, bank, custodian, nominee or other intermediary, you may change your vote by submitting new voting instructions to your broker, bank, custodian, nominee or other intermediary according to the instructions provided by your broker, bank, custodian, nominee or other intermediary or, if you have obtained a legal proxy from your broker, bank, custodian, nominee or other intermediary giving you the right to vote your shares, by attending and voting in person at the Special Meeting.

Q:
What happens if I sell my shares after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date that the Arrangement is expected to be completed. If you sell or otherwise transfer your Thompson Creek common shares after the Record Date but before the date of the Special

  Meeting, you will retain your right to vote at the Special Meeting. However, you will not have the right to receive the consideration to be received by Thompson Creek's shareholders under the Arrangement. In order to receive the Centerra common shares in exchange for your Thompson Creek common shares, you must hold your Thompson Creek common shares through completion of the Arrangement.

Q:
What do I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your Thompson Creek common shares in more than one brokerage account, if you hold shares directly as a registered shareholder and also are the beneficial owner of shares held in "street name" through a broker, bank, custodian, nominee or other intermediary, and in certain other circumstances. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your Thompson Creek common shares are voted.

Q:
Am I entitled to dissent rights?

A:
Yes. Pursuant to the Interim Order, Thompson Creek registered shareholders are entitled to dissent rights but only if they follow the relevant provisions of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order. Beneficial owners of Thompson Creek common shares that are registered in the name of a broker, bank, custodian, nominee or other intermediary who wish to dissent should be aware that only registered shareholders of Thompson Creek are entitled to dissent. If you wish to exercise dissent rights, you should review the requirements summarized in this proxy statement carefully and consult with legal counsel. See "The Arrangement Agreement—Dissent Rights" beginning on page 111 of this proxy statement.

Q:
What will happen to Thompson Creek's outstanding notes in connection with the Arrangement?

A:
In connection with the completion of the Arrangement, Centerra has agreed to contribute to Thompson Creek the amount of cash necessary to redeem, or otherwise satisfy and discharge, all of Thompson Creek's outstanding 9.75% senior secured notes due 2017, 7.375% senior unsecured notes due 2018 and 12.5% senior unsecured notes due 2019 (collectively, the "Notes").

  Concurrent with the announcement of the Arrangement Agreement, Centerra announced a bought deal prospectus offering of subscription receipts, with gross proceeds to Centerra of approximately C$195 million, which closed on July 20, 2016 (the "Centerra Equity Financing") and a committed $325 million senior secured revolving and term loan facility (the "Centerra Debt Financing"). Upon closing of the Arrangement, the net proceeds of the Centerra Equity Financing will be released from escrow to Centerra.

  The proceeds of the Centerra Equity Financing, the Centerra Debt Financing and available cash on hand will be used to fund the redemption, or satisfaction and discharge, of the Notes and other expenses incurred in connection with the Arrangement.

Q:
Is completion of the Arrangement subject to any conditions?

A:
Yes. The Arrangement requires the approval of Thompson Creek shareholders, the issuance of the Final Order by the Court, certain other regulatory approvals, and satisfaction, or to the extent permitted by applicable law, waiver of the other conditions specified in the Arrangement Agreement.

Q:
What happens if Centerra is not able to complete the financing for the Arrangement?

A:
Each of Centerra and Thompson Creek have the right to terminate the Arrangement Agreement if either the Centerra Equity Financing or the Centerra Debt Financing is terminated. The Centerra Equity Financing closed on July 20, 2016 and the net proceeds of the Centerra Equity Financing are held in escrow subject to closing of the Arrangement.

Q:
When do you expect to complete the Arrangement?

A:
Thompson Creek and Centerra are working towards completing the Arrangement promptly. Thompson Creek and Centerra currently expect to complete the Arrangement not later than October 31, 2016, subject to approval of the Arrangement Resolution by the requisite vote of Thompson Creek shareholders, approval from the Court and satisfaction of other closing conditions specified in the Arrangement Agreement and summarized in "The Arrangement Agreement—Effective Date and Conditions of Arrangement" beginning on page 99 of this proxy statement. However, no assurance can be given as to when, or if, the Arrangement will occur.

Q:
What are the U.S. federal income tax consequences of the Arrangement to Thompson Creek shareholders?

A:
The Arrangement is intended to qualify, for U.S. federal income tax purposes, as a tax-free "reorganization" within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "U.S. Tax Code"). If the Arrangement qualifies as a reorganization, no gain or loss generally would be recognized by Thompson Creek shareholders for U.S. federal income tax purposes. However, neither Thompson Creek nor Centerra has requested, or intends to request a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to whether the Arrangement will qualify as a reorganization. Thompson Creek shareholders should review the discussion under "Material U.S. Federal Income Tax Considerations" beginning on page 116 of this proxy statement and are urged to consult their tax advisors as to whether the Arrangement will qualify as a reorganization on the Effective Date.

Q:
What are the Canadian federal income tax consequences of the Arrangement to Thompson Creek shareholders?

  A Canadian resident holder that disposes of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the holder's adjusted cost base of Centerra common shares immediately before the exchange and will be deemed to acquire the Centerra common shares at a cost equal to such adjusted cost base, resulting in the deferral of any accrued capital gain on the Thompson Creek common shares. This deferral will not apply where the holder has, in the holder's income tax return for the year in which the exchange occurs, included in computing income any portion of the capital gain (or capital loss) arising on the exchange otherwise determined.

  If a holder elects to include in income for the year the exchange occurs any portion of the gain (or loss) otherwise arising, such capital gain (or capital loss) will be equal to the amount by which the fair market value of the Centerra common shares received on the exchange of Thompson Creek common shares (determined at the time of the exchange) exceeds (or is less than) the aggregate of the adjusted cost base to the holder of such Thompson Creek common shares, determined immediately before the exchange, and any reasonable costs of disposition.

  A non-resident holder who disposes or is deemed to dispose of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will generally be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the non-resident holder's adjusted cost base of the Thompson Creek common shares immediately before the exchange. Thompson Creek shareholders should review the discussion under "Material Canadian Federal Income Tax Considerations" beginning on page 121 of this proxy statement and are urged to consult their tax advisor regarding the tax consequences of the Arrangement based on their particular circumstances.

Q:
What do I need to do now?

A:
Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including its annexes. Then, please vote your Thompson Creek common shares, which you may do by:

•
completing, dating, signing and returning the enclosed proxy card in the accompanying postage-paid envelope;

•
submitting your proxy via the Internet by following the instructions included on your proxy card; or

•
attending the Special Meeting and voting by ballot in person.

  If you hold shares through a broker, bank, custodian, nominee or other intermediary, please instruct your broker, bank, custodian, nominee or other intermediary to vote your shares by following the instructions that the broker, bank, custodian, nominee or other intermediary provides to you with these materials.

Q:
Should I send in my share certificates now?

A:
No. Thompson Creek shareholders should not send in their share certificates at this time.

Q:
When and how do I send in my share certificates?

A:
On or around the date on which the Arrangement is completed, Centerra will send out a letter of transmittal and detailed instructions to all registered shareholders of Thompson Creek as of the Effective Date of the Arrangement. After receiving those materials, Thompson Creek shareholders may surrender the certificates representing their Thompson Creek common shares in exchange for certificates representing the number of Centerra common shares to which they are entitled under the Arrangement by properly completing and returning the letter of transmittal in accordance with the instructions contained therein and all other documents required thereby.

Q:
Why am I being asked to approve, on a non-binding, advisory basis, the compensation payments that will or may be paid by Thompson Creek to its named executive officers in connection with the Arrangement?

A:
The SEC has adopted rules that require Thompson Creek to seek a non-binding, advisory vote on the compensation payments that will or may be paid by Thompson Creek to its named executive officers in connection with the Arrangement.

Q:
What happens if the named executive officer arrangement-related compensation proposal is not approved?

A:
Approval of this proposal is not a condition to the completion of the Arrangement, and as an advisory vote, the result will not be binding on Thompson Creek, the Thompson Creek Board or Centerra. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Arrangement is consummated, Thompson Creek's named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the Arrangement in accordance with the terms and conditions applicable to those payments.

Q:
How will Thompson Creek's directors and executive officers vote on the proposal to approve the Arrangement Resolution?

A:
The directors and executive officers of Thompson Creek have informed Thompson Creek that as of the date of this proxy statement, they intend to vote their Thompson Creek common shares in favor of the Arrangement Resolution. In addition, concurrently, and in connection with entering into the Arrangement Agreement, certain of Thompson Creek's directors and executive officers entered into voting and support agreements with Centerra pursuant to which, subject to the conditions set forth therein, such directors and executive officers agree, among other things, (i) to vote all Thompson Creek common shares beneficially owned or controlled by them in favor of the approval and adoption of the Arrangement and the transactions contemplated thereby and (ii) to support actions necessary to consummate the Arrangement.

  As of the Record Date for the Special Meeting, the directors and executive officers of Thompson Creek have the right to vote, in the aggregate, 1,380,196 Thompson Creek common shares, representing less than 1% of the issued and outstanding Thompson Creek common shares entitled to vote at the Special Meeting.

Q:
Do any of Thompson Creek's directors or executive officers have interests in the Arrangement that may differ from or be in addition to my interests as a shareholder?

A:
Yes. In considering the recommendation of the Special Committee and the Thompson Creek Board with respect to the Arrangement, you should be aware that Thompson Creek's directors and executive officers may have interests in the Arrangement that are different from, or in addition to, the interests of Thompson Creek shareholders. These interests may create potential conflicts of interest. The Special Committee and the Thompson Creek Board were aware of those interests and considered them, among other matters, in approving the Arrangement Agreement, the Arrangement, and the transactions contemplated by the Arrangement Agreement. See the section entitled "Interests of Directors and Executive Officers in the Arrangement" beginning on page 93 of this proxy statement.

Q:
Does Centerra require shareholder approval to complete the Arrangement?

A:
No, Centerra is not required to obtain the approval of Centerra shareholders to complete the Arrangement or for the issuance of Centerra common shares in exchange for the Thompson Creek common shares.

Q:
Where can I find more information about Thompson Creek, Centerra and the transactions contemplated by the Arrangement Agreement?

A:
You can find out more information about Thompson Creek, Centerra and the transactions contemplated by the Arrangement Agreement by reading this proxy statement and, with respect to Thompson Creek and Centerra, from various sources described in the section entitled "Where You Can Find Additional Information" beginning on page 270 of this proxy statement.

Q:
Whom should I call with questions?

A:
Thompson Creek shareholders should contact Kingsdale Shareholder Services, Thompson Creek's proxy solicitor, toll-free at 1-866-581-1479 or 416-867-2272 (collect call) or by email at contactus@kingsdaleshareholder.com with any questions about the Arrangement or the Special Meeting, or to obtain additional copies of this proxy statement, proxy cards or voting instruction forms.

 SUMMARY

        This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. You are urged to read carefully the entire proxy statement and the other documents referred to or incorporated by reference in this proxy statement in order to fully understand the Arrangement Agreement and the Arrangement. See "Where You Can Find Additional Information" beginning on page 270 of this proxy statement. Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail.

Information about Centerra and Thompson Creek (see page 49)

  Centerra

        Centerra is a Canadian-based gold mining company engaged in operating, developing, acquiring and exploring gold properties in Asia, North America and other markets worldwide. Centerra is the largest Western-based gold producer in Central Asia with one operating gold mine, located in the Kyrgyz Republic. In 2015, Centerra produced 536,920 ounces of gold from its operations. Centerra was incorporated under the Canada Business Corporations Act (the "CBCA") in November 2002 under the name 4122216 Canada Limited. Centerra changed its name in December 2002 to Kumtor Mountain Holdings Corporation and in December 2003 to Centerra Gold Inc.

        The Centerra common shares are listed under the symbol "CG" on the TSX. Centerra's principal executive offices are located at 1 University Avenue, Suite 1500, Toronto, Ontario, Canada M5J 2P1, its telephone is (416) 204-1953 and its website is www.centerragold.com. The information contained in, or that can be accessed through, Centerra's website is not incorporated by reference in this proxy statement and you should not consider information contained on Centerra's website as part of this proxy statement. For additional information about Centerra, see "Additional Information about Centerra" and "Where You Can Find Additional Information" below in this proxy statement.

  Thompson Creek

        Thompson Creek, a corporation continued under the BCBCA, is a North American mining company engaged in the full mining cycle, which includes acquisition, exploration, development and operation of mineral properties. Thompson Creek's principal operating property is its 100%-owned Mount Milligan Mine, an open-pit copper and gold mine and concentrator in British Columbia, Canada. Thompson Creek's molybdenum assets consist of its 100%-owned Thompson Creek Mine, an open-pit molybdenum mine and concentrator in Idaho, its 75% joint venture interest in the Endako Mine, an open-pit molybdenum mine, concentrator and roaster in British Columbia, Canada, both of which have been placed on care and maintenance, and its Langeloth Metallurgical Facility in Pennsylvania. Thompson Creek's development and exploration projects include the Berg and IKE properties, both copper, molybdenum and silver exploration properties located in British Columbia, Canada.

        The Thompson Creek common shares are listed under the symbol "TCM" on the TSX and under the symbol "TCPTF" on the OTCQX. Thompson Creek's principal executive offices are located at 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, its telephone is (303) 761-8801 and its website is www.thompsoncreekmetals.com. The information contained in, or that can be accessed through, Thompson Creek's website is not incorporated by reference in this proxy statement and you should not consider information contained on Thompson Creek's website as part of this proxy statement. For additional information about Thompson Creek, see "Where You Can Find Additional Information" below in this proxy statement.

Risk Factors (see page 23)

        You should read and carefully consider the risk factors set forth in the section entitled "Risk Factors" below in this proxy statement. You also should read and carefully consider the risk factors contained in the documents that are incorporated by reference into this proxy statement.

The Arrangement and the Arrangement Agreement (see pages 56 and 99, respectively)

        Centerra and Thompson Creek entered into the Arrangement Agreement on July 5, 2016. Subject to the terms and conditions of the Arrangement Agreement and in accordance with the BCBCA, Centerra will acquire all of the outstanding Thompson Creek common shares in exchange for Centerra common shares. Upon completion of the transactions contemplated under the Plan of Arrangement and the Arrangement Agreement, which are referred to in this proxy statement as the Arrangement, Thompson Creek will be a wholly-owned subsidiary of Centerra, and Thompson Creek common shares will no longer be publicly traded.

        A copy of the Arrangement Agreement is attached as Annex A to this proxy statement. You should read the Arrangement Agreement carefully and in its entirety because it is the legal document that governs the Arrangement.

Special Meeting of Thompson Creek Shareholders (see page 50)

        Meeting.    The Special Meeting will be held at our corporate headquarters located at 26 West Dry Creek Circle, Second Floor, Littleton, Colorado 80120, at 10:00 a.m., local time, on October 18, 2016. At the Special Meeting, Thompson Creek shareholders will be asked to approve the Arrangement Resolution and to approve, on an advisory basis, the arrangement-related compensation of Thompson Creek's named executive officers.

        Record Date.    Only Thompson Creek shareholders of record at the close of business on the Record Date of September 12, 2016 will be entitled to receive notice of and to vote at the Special Meeting. As of the close of business on the Record Date, there were 222,782,042 Thompson Creek common shares outstanding and entitled to vote at the Special Meeting. Each holder of Thompson Creek common shares is entitled to one vote for each common share owned as of the Record Date.

        Required Vote.    To approve the Arrangement Resolution, two-thirds of the votes cast by holders of Thompson Creek common shares present in person or by proxy at the Special Meeting must vote in favor of the Arrangement Resolution. Thompson Creek cannot complete the Arrangement unless its shareholders approve the Arrangement Resolution. Broker non-votes and shares not in attendance at the Special Meeting or by proxy will have no effect on the outcome of the vote on the Arrangement Resolution.

        Share Ownership of and Voting by Thompson Creek's Directors and Executive Officers.    At the close of business on the Record Date, Thompson Creek's directors and executive officers and their affiliates had the right to vote 1,380,196 Thompson Creek common shares at the Special Meeting, which represent less than 1% of the Thompson Creek common shares entitled to vote at the Special Meeting. Thompson Creek's directors and executive officers will vote their shares "FOR" the approval of the Arrangement Resolution.

        In connection with the Arrangement Agreement, certain directors and the executive officers of Thompson Creek each entered into a voting and support agreement with Centerra pursuant to which, subject to the conditions set forth therein, they agreed, in their capacity as Thompson Creek shareholders, (i) to vote all voting securities of Thompson Creek beneficially owned by them in favor of the Arrangement Resolution and (ii) to support actions necessary to consummate the Arrangement. See "The Arrangement Agreement—Other Agreements in Connection with the Arrangement

Agreement" beginning on page 114 of this proxy statement for a discussion of the terms of these support agreements.

What Thompson Creek Shareholders will Receive in the Arrangement (see page 81)

        If the Arrangement becomes effective, each outstanding Thompson Creek common share, other than shares held by a shareholder duly and validly exercising dissent rights, will be transferred to Centerra in exchange for 0.0988 of a Centerra common share. The number of Centerra common shares to be issued to a Thompson Creek shareholder will be rounded down to the next whole number of Centerra common shares, and no Thompson Creek shareholder will be entitled to any compensation, including cash compensation, in respect of any fractional Centerra common shares.

        Example: If you currently own 100 Thompson Creek common shares, you will be entitled to receive 9 Centerra common shares.

        The Exchange Ratio is fixed, which means that it will not change between now and the date of the completion of the Arrangement, regardless of whether the market price of either Centerra common shares or Thompson Creek common shares changes. Therefore, the value of the Arrangement Consideration will depend on the market price of Centerra common shares at the time Thompson Creek shareholders receive Centerra common shares in the Arrangement. Based on the closing price of C$8.02 for Centerra common shares on the TSX on July 4, 2016, the last trading day before the public announcement of the Arrangement Agreement, the Arrangement Consideration represented a value to Thompson Creek shareholders of C$0.79 per share, a 32% premium to the closing price for Thompson Creek common shares on July 4, 2016 on the TSX. Based on the closing price of C$6.87 for Centerra common shares on the TSX on September 9, 2016, the most recent practicable trading day prior to the date of this proxy statement, the Arrangement Consideration represented approximately C$0.69 in value for each Thompson Creek common share. The market price of Centerra common shares will fluctuate prior to the completion of the Arrangement, and the market price of Centerra common shares when received by Thompson Creek shareholders after the Arrangement is completed could be greater or less than the current market price of Centerra common shares.

        The issuance of Centerra common shares to shareholders of Thompson Creek, to be delivered under the Arrangement, will not be registered under the U.S. Securities Act, and will be issued in reliance upon the Section 3(a)(10) exemption.

Treatment of Equity Awards (see page 81)

        Subject to the terms and conditions of the Arrangement Agreement, pursuant to the Arrangement, each option to purchase Thompson Creek common shares will be exchanged for replacement options to purchase Centerra common shares ("Centerra Replacement Options") in an amount based on the Exchange Ratio rounded down to the next whole number of Centerra common shares. All terms and conditions of a Centerra Replacement Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Thompson Creek Option (as defined herein) for which it was exchanged. Pursuant to the Arrangement, the vesting of each Thompson Creek restricted share unit and each Thompson Creek performance share unit will be accelerated and the holder will receive the number of Thompson Creek common shares as set out in his or her award agreement, which Thompson Creek common shares will participate in the Arrangement and be exchanged for Centerra common shares. For more detailed information on the treatment of Thompson Creek equity awards, see "The Arrangement—Treatment of Thompson Creek Options," "The Arrangement—Treatment of Thompson Creek PSUs" and "The Arrangement—Treatment of Thompson Creek RSUs" beginning on page 81 of this proxy statement.

Recommendation of the Special Committee and the Thompson Creek Board of Directors (see page 65)

        The Special Committee and the Thompson Creek Board (i) determined that the Arrangement is in the best interests of Thompson Creek and is fair to Thompson Creek shareholders, (ii) approved the Arrangement Agreement and the related Plan of Arrangement and (iii) resolved to recommend approval of the Arrangement Resolution to the Thompson Creek shareholders. The Thompson Creek Board recommends that Thompson Creek shareholders vote "FOR" the Arrangement Resolution.

        For the factors considered by the Special Committee and the Thompson Creek Board in reaching their decision to approve the Arrangement Agreement, see "The Arrangement—Recommendation of the Thompson Creek Board of Directors" beginning on page 65 of this proxy statement.

Opinion of BMO Capital Markets (see page 68)

        In connection with the Arrangement, on July 5, 2016, BMO Capital Markets rendered its opinion to the Thompson Creek Board that, as of that date and based upon and subject to the assumptions, limitations and qualifications stated in its opinion, the Exchange Ratio was fair, from a financial point of view, to Thompson Creek's shareholders. The full text of BMO Capital Markets' written opinion, which sets forth, among other things, the procedures followed, factors considered, assumptions made and qualifications and limitations of the review undertaken in rendering its opinion, is attached as Annex C to this proxy statement. The opinion was delivered to the Thompson Creek Board and the Special Committee and addresses only the fairness, from a financial point of view, of the consideration to be received by the Thompson Creek shareholders in the Arrangement. The opinion does not address any other aspect of the Arrangement nor does it constitute a recommendation to any Thompson Creek shareholder as to how such shareholder should vote or act with respect to any matters relating to the Arrangement or any other matter.

Ownership of Centerra after the Arrangement

        Based on the number of Thompson Creek common shares and Thompson Creek equity awards outstanding as of September 12, 2016, Centerra expects to issue approximately 22,010,866 Centerra common shares to Thompson Creek shareholders pursuant to the Arrangement and to reserve approximately 112,830 additional Centerra common shares for issuance upon exercise of Thompson Creek Options that are converted into Centerra Replacement Options pursuant to the Arrangement. The actual number of Centerra common shares to be issued and reserved for issuance pursuant to the Arrangement will be determined at the completion of the Arrangement based on the Exchange Ratio and the number of Thompson Creek common shares and Thompson Creek Options outstanding at such time. Immediately after completion of the Arrangement, it is expected that former Thompson Creek shareholders will own approximately 8% of the outstanding Centerra common shares.

The Arrangement Requires the Approval of the Court (see page 86)

        The Arrangement requires approval by the Court under Section 288 of the BCBCA. If the Arrangement Resolution is approved at the Special Meeting, Thompson Creek will apply for the Final Order of the Court approving the Arrangement. Subject to the foregoing, the Court hearing in respect of the Final Order is scheduled to take place on October 19, 2016 at 9:45 a.m. (Vancouver time), or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as the Court may direct. Any Thompson Creek shareholder or any other interested party who wishes to appear or be represented and present evidence or arguments at the hearing of the application for the Final Order and must file and serve a response to petition, along with any other documents required, as set out in the Interim Order and Notice of Petition, the text of which is set out in Annex E and Annex F, respectively, to this proxy statement, and satisfy any other requirements of the Court. The Court will consider, among other things, the fairness and reasonableness of the Arrangement and the rights of every person affected. See "The Arrangement—Court Approval of the Arrangement" beginning on page 86 of this proxy statement.

        The Court will be advised at the hearing of the application for the Final Order that if the terms and conditions of the Arrangement are approved by the Court, the Centerra common shares issued as consideration to Thompson Creek shareholders and the Centerra Replacement Options issued to Thompson Creek optionholders pursuant to the Arrangement will not be registered under the U.S. Securities Act, but instead be issued pursuant to the exemption from the registration requirements of the U.S. Securities Act provided under Section 3(a)(10) thereof. See "The Arrangement—U.S. Securities Law Matters—Exemption from U.S. Registration" beginning on page 90 of this proxy statement. Thompson Creek shareholders who wish to participate in or be represented at the Court hearing should consult their legal advisors as to the necessary requirements.

Interests of Directors and Executive Officers in the Arrangement (see page 93)

        In considering the recommendation of the Special Committee and the Thompson Creek Board for the approval of the Arrangement Resolution, Thompson Creek shareholders should be aware that the executive officers of Thompson Creek and certain members of the Thompson Creek Board have interests in the transactions contemplated by the Arrangement Agreement that are different from, or in addition to, the interests of Thompson Creek shareholders generally. The Special Committee and the Thompson Creek Board were aware of these interests, and considered them, among other matters, in evaluating and negotiating the Arrangement Agreement and the Arrangement, and in recommending that Thompson Creek shareholders approve the Arrangement Resolution.

        The directors and officers of Thompson Creek who hold outstanding Thompson Creek Options will, pursuant to the Arrangement, have their options exchanged for a Centerra Replacement Option to purchase that number of Centerra common shares equal to 0.0988 multiplied by the number of Thompson Creek common shares subject to the Thompson Creek Option immediately prior to the Effective Time of the Arrangement (rounded down to the next whole number of Centerra common shares). The directors and executive officers of Thompson Creek who hold outstanding restricted share units or performance share units of Thompson Creek will, pursuant to the Arrangement, have those units vest and the holder will receive the number of Thompson Creek common shares as set out in his or her award agreement, which Thompson Creek common shares will participate in the Arrangement and be exchanged for Centerra common shares. In addition to Thompson Creek Options, each executive officer of Thompson Creek is a party to certain agreements with Thompson Creek pursuant to which he or she will be entitled to certain amounts if his or her employment is terminated within 12 months of the Arrangement Agreement for any reason other than cause or if the executive officer elects to terminate employment following a specified triggering event. See "Interests of Directors and Executive Officers in the Arrangement" on page 93 of the proxy statement.

Dissent Rights Available (see page 111)

        Pursuant to the Interim Order, registered Thompson Creek shareholders have been granted the right to dissent in respect of the Arrangement Resolution. If the Arrangement becomes effective, a registered Thompson Creek shareholder who dissents in respect of the Arrangement Resolution is entitled to be paid the fair value of such dissenting Thompson Creek shareholder's common shares in accordance with the provisions of Section 238 of the BCBCA as modified by the Plan of Arrangement and Interim Order, provided that such shareholder has delivered a written notice of dissent to the Arrangement Resolution to Thompson Creek, c/o Cassels Brock & Blackwell LLP, Suite 2100, Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada M5H 3C2, Attention: Paul M. Stein, no later than 5:00 p.m., Eastern time, on October 14, 2016 (or, if the Special Meeting is adjourned or postponed, 5:00 p.m., Eastern time, on the day that is two business days before the time of the postponed or adjourned Special Meeting) and has otherwise complied strictly with the dissent procedures described in the accompanying proxy statement, including the relevant provisions of Division 2 of Part 8 of the BCBCA as modified by the Plan of Arrangement and the Interim Order. Beneficial owners of Thompson Creek common shares that are registered in the name of a broker, bank, custodian, nominee or other intermediary who wish to dissent should be aware that only registered owners of Thompson Creek common shares are entitled to dissent. A dissenting holder of Thompson Creek common shares may only dissent with respect to all Thompson Creek common shares held on behalf of any one beneficial owner and registered in the name of such dissenting Thompson Creek shareholder. Accordingly, a non-registered holder of Thompson Creek common shares who desires to exercise the right of dissent must make arrangements for the Thompson Creek common shares beneficially owned by such holder to be registered in the holder's name prior to the time the written notice of dissent to the Arrangement Resolution is required to be received by Thompson Creek or, alternatively, make arrangements for the registered holder of such Thompson Creek common shares to dissent on the holder's behalf. It is recommended that you seek independent legal advice if you wish to exercise your right of dissent. Failure to strictly comply with the relevant provisions of Division 2 of Part 8 of the BCBCA as modified by the Plan of Arrangement and the Interim Order may result in the loss of any right to dissent.

Completion of the Arrangement is Subject to Certain Conditions (see page 99)

        The obligation of each of Centerra and Thompson Creek to complete the Arrangement is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of a number of conditions, including the following:

  •
  the Arrangement Resolution will have been approved by the shareholders of Thompson Creek at the Special Meeting in accordance with the Interim Order and applicable laws;

  •
  each of the Interim Order and the Final Order having been granted by the Court in form and substance satisfactory to Centerra and Thompson Creek;

  •
  the necessary conditional approvals or equivalent approvals, as the case may be, of the TSX, will have been obtained;

  •
  the consideration to be issued pursuant to the Arrangement shall be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof and the registration and qualification requirements of all applicable United States securities laws, and the consideration shall not be subject to resale restrictions in the United States under the U.S. Securities Act;

  •
  Key Regulatory Approvals (as defined herein) will have been obtained and be in full force and effect and not modified;

  •
  the records and information provided to the registrar under Subsection 292(a) of the BCBCA, together with a copy of the entered Final Order to be sent to the registrar in accordance with the Arrangement Agreement and the BCBCA are satisfactory to Thompson Creek and Centerra; and

  •
  the Arrangement Agreement shall not have been terminated.

        The obligations of Centerra to complete the Arrangement are also subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:

  •
  Thompson Creek shall have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement, except where the failure to comply with such covenants, individually or in the aggregate, would not materially impede completion of the Arrangement and the transactions contemplated by the Arrangement Agreement;

  •
  the representations and warranties of Thompson Creek shall be true and correct, subject to certain exceptions as set forth in the Arrangement Agreement;

  •
  other than a Kyrgyz Republic Matter, no law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no proceeding will otherwise have been taken, or be pending or threatened under any laws or by any governmental authority (whether temporary, preliminary or permanent) that:

  •
  makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement or the payment of the Arrangement Consideration or amounts required to redeem, or otherwise satisfy and discharge, the Notes;

  •
  prohibits, restricts or imposes terms or conditions beyond those terms and conditions which Centerra is required to accept pursuant to the covenants in the Arrangement Agreement with respect to pursuing regulatory approvals on the Arrangement, or the ownership or operation by Centerra of the business or assets of Centerra, their affiliates and related entities, Thompson Creek or any of Thompson Creek's subsidiaries and related entities, or compels Centerra to dispose of or hold separate any of the business or assets of Centerra, their affiliates and related entities, Thompson Creek or any of Thompson Creek's subsidiaries and related entities as a result of the Arrangement; or

  •
  prevents or materially delays the consummation of the Arrangement, or if the Arrangement were to be consummated, have a Thompson Creek Material Adverse Effect (as defined herein);

  •
  there shall not have occurred a Thompson Creek Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to have a Thompson Creek Material Adverse Effect;

  •
  Thompson Creek shareholders shall not have exercised dissent rights, or have instituted proceedings to exercise dissent rights, in connection with the Arrangement (other than Thompson Creek shareholders representing not more than 5% of the Thompson Creek common shares then outstanding); and

  •
  Centerra will have received a certificate from senior officers of Thompson Creek certifying certain of the foregoing conditions.

        The obligation of Thompson Creek to complete the Arrangement is also subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:

  •
  Centerra shall have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the date of the Arrangement Agreement;

  •
  the representations and warranties of Centerra shall be true and correct, subject to certain exceptions as set forth in the Arrangement Agreement;

  •
  other than a Kyrgyz Republic Matter, no law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no proceeding will otherwise have been taken, or are pending or threatened under any laws or by any governmental authority (whether temporary, preliminary or permanent) that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement;

  •
  Centerra shall have complied with its obligations to deposit the Arrangement Consideration and the cash amount required to redeem, or otherwise satisfy and discharge, the Notes and the depositary and trustees for each class of Notes shall have confirmed receipt of the Arrangement Consideration and such cash amount;

  •
  there shall not have occurred a Centerra Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to have a Centerra Material Adverse Effect; and

  •
  Thompson Creek will have received a certificate from senior officers of Centerra certifying certain of the foregoing conditions.

        Centerra and Thompson Creek cannot be certain and can give no assurance when, or if, the conditions to the Arrangement will be satisfied or waived, or that the Arrangement will be completed.

No Solicitation by Thompson Creek (see page 100)

        Under the terms of the Arrangement Agreement, neither Thompson Creek nor any of its subsidiaries will, directly or indirectly: (i)(a) make, initiate, solicit or encourage (including by way of furnishing or affording access to information or any site visit), or otherwise take any other action that facilitates, directly or indirectly, any inquiry, proposal or offer that constitutes, or that could reasonably be expected to lead to, an Acquisition Proposal (as defined herein); (b) enter into or otherwise engage or participate in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than Centerra and its subsidiaries) regarding an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; (c) take no position or remain neutral with respect to, or agree to, accept, approve, endorse or recommend, or propose publicly to agree to accept, approve, endorse or recommend any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period exceeding five business days after such Acquisition Proposal has been publicly announced shall be deemed to constitute a violation of the Non-Solicitation Covenants (as defined herein)), provided the Thompson Creek Board has rejected such Acquisition Proposal and affirmed its recommendation to all Thompson Creek shareholders that they vote in favor of the Arrangement Resolution before the end of such five business day period (or in the event that the Special Meeting is scheduled to occur within such five business day period, prior to the third business day prior to the date of the Special Meeting); (d) make or propose publicly to make a Change of Recommendation (as defined herein); (e) accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any Acquisition Proposal or potential Acquisition Proposal (other than a confidentiality permitted by and in accordance with the Non-Solicitation Covenants); or (f) make any public announcement or take any other action inconsistent with the approval, recommendation or declaration of advisability of the Thompson Creek Board of the transactions contemplated by the Arrangement Agreement.

        Notwithstanding anything to the contrary contained in the Arrangement Agreement, in the event that Thompson Creek receives a bona fide written Acquisition Proposal from any person after the date of the Arrangement Agreement and prior to the Special Meeting that did not otherwise result from a breach of the non-solicitation provisions of the Arrangement Agreement, and subject to Thompson Creek's compliance with the Non-Solicitation Covenants of the Arrangement Agreement, Thompson Creek and its representatives may (i) contact such person solely to clarify the terms and conditions of such Acquisition Proposal, (ii) furnish information with respect to it to such person pursuant to an acceptable confidentiality agreement, and (iii) participate in discussions or negotiations regarding such Acquisition Proposal, if and only if: (a) prior to taking any action described in clauses (ii) or (iii) above, the Thompson Creek Board determines, in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is or could reasonably be expected to result in a Superior Proposal (as defined in the Arrangement Agreement); (b) such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality agreement, standstill, use, business purpose or similar restriction with Thompson Creek or any of its subsidiaries or representatives; (c) Thompson Creek has been, and continues to be, in compliance with its obligations under the Non-Solicitation Covenants of the Arrangement Agreement; and (d) prior to or concurrently with providing any such copies, access, or disclosure, (A) Thompson Creek enters into and provides a copy of a confidentiality agreement to Centerra promptly (and in any event within 24 hours thereafter) upon its execution and (B) Thompson Creek contemporaneously provides to Centerra any non-public information concerning Thompson Creek that is provided to such person which was not previously provided to Centerra or its representatives.

        These restrictions in the Arrangement Agreement were the result of negotiations between Thompson Creek and Centerra, and the Thompson Creek Board determined that these restrictions sought by Centerra were reasonable and acceptable in light of the overall terms of the Arrangement Agreement, including the economic and other terms being offered by Centerra, and the fact that these restrictions would not unduly impede the ability of a third party to make a superior bid to acquire Thompson Creek if that third party were interested in and capable of doing so. See "The Arrangement—Background to the Arrangement" and "The Arrangement Agreement—Covenants of Thompson Creek Regarding Non-Solicitation" beginning on pages 56 and 100, respectively, of this proxy statement.

Termination of the Arrangement Agreement (see page 107)

        The Arrangement Agreement may be terminated at any time before the completion of the Arrangement by mutual written consent of Centerra and Thompson Creek. The Arrangement Agreement may also be terminated prior to the completion of the Arrangement by either Centerra or Thompson Creek if:

  •
  the time at which all of the conditions to completion of the Arrangement Agreement does not occur on or before October 31, 2016 (subject to extension by up to 30 days in certain circumstances as set forth in the Arrangement Agreement), except that the right to terminate the Arrangement Agreement shall not be available to any party whose failure to fulfil any of its covenants or obligations or breach of any of its representations and warranties under the Arrangement Agreement has been a principal cause of, or resulted in, such failure;

  •
  if the Special Meeting is held and the Arrangement Resolution is not approved by the Thompson Creek shareholders in accordance with applicable laws and the Interim Order;

  •
  if any law is enacted, made, enforced or amended, as applicable, that makes the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited, and such law has become final and non-appealable, except that the right to terminate the Arrangement Agreement shall not be available to any party unless such party has used its commercially reasonable efforts to, as applicable, appeal or overturn such law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

  •
  either the Centerra Equity Financing is terminated or escrowed proceeds are returned to investors or the Centerra Debt Financing is terminated.

        The Arrangement Agreement may also be terminated prior to the completion of the arrangement by Centerra if:

  •
  either (A) a Change of Recommendation, (B) Thompson Creek and/or the Thompson Creek Board, or any committee thereof, accepts, approves, endorses or recommends any Acquisition Proposal, (C) Thompson Creek enters into an Acquisition Agreement in respect of any Acquisition Proposal (other than an Acceptable Confidentiality Agreement (as defined in the Arrangement Agreement) permitted by the Non-Solicitation Covenants), or (D) Thompson

    Creek or the Thompson Creek Board publicly proposes or announces its intention to do any of the foregoing;

  •
  Thompson Creek intentionally and materially breaches the Non-Solicitation Covenants in the Arrangement Agreement or Centerra's right to match;

  •
  subject to compliance with the Arrangement Agreement, Thompson Creek breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, which breach would cause any of the conditions set forth in "Mutual Conditions" or in "Additional Conditions Precedent to the Obligations of Centerra" not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of the Arrangement Agreement, provided, however, that Centerra is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in "Mutual Conditions" or "Additional Conditions Precedent to the Obligations of Thompson Creek" not to be satisfied; or

  •
  a Thompson Creek Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Thompson Creek Material Adverse Effect has occurred and is continuing.

        The Arrangement Agreement may also be terminated prior to the completion of the Arrangement by Thompson Creek if:

  •
  at any time prior to the approval of the Arrangement Resolution, the Thompson Creek Board approves, and authorizes Thompson Creek to enter into a definitive agreement providing for the implementation of a Superior Proposal prior to the approval of the Arrangement Resolution, subject to Thompson Creek complying with the Non-Solicitation Covenants and paying the Termination Fee;

  •
  at any time prior to the Effective Time, subject to compliance with the terms of the Arrangement Agreement, if Centerra breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, which breach would cause any of the conditions set forth in "Mutual Conditions" or "Additional Conditions Precedent to the Obligations of Thompson Creek" not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of the Arrangement Agreement, provided, however, that Thompson Creek is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in "Mutual Conditions" or "Additional Conditions Precedent to the Obligations of Centerra" not to be satisfied; or

  •
  a Centerra Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Centerra Material Adverse Effect has occurred and is continuing.

Termination Fee Payable by Thompson Creek (see page 109)

        Thompson Creek has agreed to pay a fee of $35 million to Centerra if the Arrangement Agreement is terminated under any of the following circumstances:

  •
  the Arrangement Agreement shall have been terminated by Centerra or Thompson Creek due to the Arrangement Resolution not being approved by Thompson Creek shareholders or the Arrangement not being completed by October 31, 2016, and (a) prior to such termination, an Acquisition Proposal is made or publicly announced or otherwise publicly disclosed by any person (other than Centerra or any of its affiliates) or any person (other than Centerra or any of its affiliates) shall have publicly announced an intention to make an Acquisition Proposal; and (b) within 365 days following the date of such termination: (A) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to above) is consummated or effected; or (B) Thompson Creek or one or more of its subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to above) and such Acquisition Proposal is subsequently consummated at any time thereafter;

  •
  the Arrangement Agreement shall have been terminated by Centerra pursuant to a Change of Recommendation;

  •
  the Arrangement Agreement shall have been terminated by Centerra pursuant to a breach of the Non-Solicitation Covenants; or

  •
  the Arrangement Agreement shall have been terminated by Thompson Creek due to a Superior Proposal.

        The Thompson Creek Board, after consultation with Thompson Creek's legal and financial advisors, believed that, among other things, the Termination Fee payable by Thompson Creek in such circumstances, as a percentage of the enterprise value of the transaction, was reasonable and would not unduly impede the ability of a third party to make a superior bid to acquire Thompson Creek if such third party were interested in doing so, and was at a level consistent with the fees payable in comparable acquisition transactions. See "The Arrangement—Recommendation of the Thompson Creek Board of Directors" and "The Arrangement—Reasons for the Arrangement" beginning on page 65 of this proxy statement.

Material U.S. Federal Income Tax Considerations (see page 116)

        The exchange of Thompson Creek common shares for Centerra common shares pursuant to the Arrangement is intended to qualify, for U.S. federal income tax purposes, as a tax-free "reorganization" within the meaning of Section 368(a)(1)(B) of the U.S. Tax Code. Neither Thompson Creek nor Centerra has requested, or intends to request a ruling from the IRS or an opinion of counsel with respect to whether the Arrangement will qualify as a reorganization. Accordingly, U.S. Holders, as defined under "Material U.S. Federal Income Tax Considerations" beginning on page 116 of this proxy statement, are urged to consult their tax advisors as to whether the Arrangement will qualify as a reorganization on the Effective Date.

        U.S. Holders.    Subject to the "passive foreign investment company" rules (as described further herein), if the Arrangement qualifies as a reorganization, no gain or loss will be recognized by U.S. Holders (as defined under "Material U.S. Federal Income Tax Considerations" beginning on page 116 of this proxy statement) as a result of the receipt of Centerra common shares at the Effective Time in exchange for Thompson Creek common shares pursuant to the Arrangement. If, however, the Arrangement fails to qualify as a reorganization, the Arrangement will be treated, for U.S. federal income tax purposes as a taxable sale by U.S. Holders of their Thompson Creek common shares in exchange for Centerra common shares. As a result, subject to the "passive foreign investment company" rules (as described further herein), U.S. Holders generally will recognize capital gain or loss in an amount equal to the difference, if any, between the fair market value of the Centerra common shares received in the Arrangement and the adjusted tax basis of Thompson Creek common shares exchanged for those shares.

        Non-U.S. Holders.    Non-U.S. Holders (as defined under "Material U.S. Federal Income Tax Considerations" beginning on page 116 of this proxy statement) generally should not be subject to U.S. federal income tax in respect of the receipt of Centerra common shares at the effective time in exchange for Thompson Creek common shares pursuant to the Arrangement. However, Non-U.S. Holders may be subject to tax consequences in other jurisdictions. Canadian resident shareholders should review "Material Canadian Federal Income Tax Considerations" beginning on page 121 of this proxy statement.

        This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular Thompson Creek shareholders in light of their individual circumstances. Accordingly, Thompson Creek shareholders are urged to consult their tax advisors regarding the tax consequences of the arrangement to their particular circumstances. See "Material U.S. Federal Income Tax Considerations" beginning on page 116 of this proxy statement.

Material Canadian Federal Income Tax Considerations (see page 121)

        A Canadian resident holder that disposes of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the holder's adjusted cost base of the Thompson Creek common shares immediately before the exchange and will be deemed to acquire the Centerra common shares at a cost equal to such adjusted cost base, resulting in the deferral of any accrued capital gain on the Thompson Creek common shares. This deferral will not apply where the holder has, in the holder's income tax return for the year in which the exchange occurs, included in computing income any portion of the capital gain (or capital loss) arising on the exchange otherwise determined.

        If a holder elects to include in income for the year the exchange occurs any portion of the gain (or loss) otherwise arising, such capital gain (or capital loss) will be equal to the amount by which the fair market value of the Centerra common shares received on the exchange of Thompson Creek common shares (determined at the time of the exchange) exceeds (or is less than) the aggregate of the adjusted cost base to the holder of such Thompson Creek common shares, determined immediately before the exchange, and any reasonable costs of disposition.

        A non-resident holder who disposes or is deemed to dispose of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will generally be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the non-resident holder's adjusted cost base of the Thompson Creek common shares immediately before the exchange. See "Material Canadian Federal Income Tax Considerations" below.

Accounting Treatment

        The Arrangement will be accounted for by Centerra in accordance with IFRS 3: Business Combinations, which requires determination of the acquirer, the acquisition date, the fair value of assets acquired and liabilities assumed and the measurement of goodwill, if any. Centerra has been deemed to be the acquirer, owing to the fact that post-transaction, Centerra will control the board of directors, a majority of senior management posts, and has overall control of the day-to-day activities of the combined entities. Following completion of the Arrangement, former Thompson Creek shareholders will hold approximately 8% of the then outstanding Centerra common shares (on a fully-diluted in-the-money basis, assuming the issuance by Centerra of 26,599,500 Centerra common shares following the conversion or exchange of the subscription receipts issued by Centerra pursuant to the Centerra Equity Financing).

Rights of Thompson Creek Shareholders Will Change as a Result of the Arrangement (see page 250)

        Thompson Creek shareholders will have different rights once they become Centerra shareholders due to differences between the federal and provincial corporate laws applicable to, and the organizational documents of, Centerra and Thompson Creek. These differences are described in more detail under "Comparison of Shareholder Rights" beginning on page 250 of this proxy statement.

RISK FACTORS

        In addition to the other information contained in or incorporated by reference into this proxy statement, including the matters addressed in "Cautionary Note Regarding Forward-Looking Statements," you should carefully consider the following risk factors in determining whether to vote for the approval of the Arrangement Resolution and the arrangement-related compensation proposal. You should also read and consider the risk factors associated with each of the businesses of Centerra and Thompson Creek because these risk factors may affect the operations and financial results of Centerra following the Arrangement. The risk factors of Thompson Creek may be found under Part I, Item 1A, "Risk Factors" in Thompson Creek's Annual Report on Form 10-K for the year ended December 31, 2015 and Part II. Item 1A. "Risk Factors" in Thompson Creek's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which are incorporated by reference into this proxy statement. The risk factors of Centerra are set forth below under "—Risks Related to Centerra."

 Risks Related to the Arrangement

The Exchange Ratio is fixed and will not be adjusted in the event of any change in either Centerra's or Thompson Creek's share price.

        Upon completion of the Arrangement, each Thompson Creek common share will be transferred to Centerra in exchange for 0.0988 of a Centerra common share. This Exchange Ratio is fixed in the Arrangement Agreement and will not be adjusted to reflect changes in the market price of either Centerra common shares or Thompson Creek common shares before the Arrangement is completed. Changes in the price of Centerra common shares prior to the completion of the Arrangement will affect the market value that Thompson Creek shareholders will receive on the date of the Arrangement. Stock price changes may result from a variety of factors (many of which are beyond Centerra's and Thompson Creek's control), including, but not limited to, the following:

  •
  changes in general economic, industry, market and competitive conditions;

  •
  domestic and international political or economic factors unrelated to either company's performance;

  •
  changes in Centerra's and Thompson Creek's respective businesses, operations and prospects;

  •
  changes in the prices of copper, gold, molybdenum or other commodities;

  •
  changes in foreign exchange rates in countries where Centerra's and Thompson Creek's mines and properties are located;

  •
  changes in market assessments of the business, operations and prospects of either company;

  •
  investor behavior and strategies, including market assessments of the likelihood that the Arrangement will be completed, including related considerations regarding court approval and regulatory clearance of the Arrangement; and

  •
  federal, state and local legislation, governmental regulation and legal developments in the businesses in which Centerra and Thompson Creek operate.

        The price of Centerra common shares at the completion of the Arrangement will likely vary from its price on the date the Arrangement Agreement was executed, on the date of this proxy statement and on the date of the Special Meeting. As a result, the market value represented by the Exchange Ratio will likely also vary. For example, based on the range of closing prices of Centerra common shares during the period from July 4, 2016, the last trading day before public announcement of the Arrangement through September 9, 2016, the latest practicable date before the date of this proxy statement, the Exchange Ratio represented a market value ranging from a low of C$0.64 to a high of C$0.80 for each Thompson Creek common share.

The market price of Centerra common shares after the Arrangement may be affected by factors different from those currently affecting Thompson Creek common shares.

        Upon completion of the Arrangement, Thompson Creek shareholders will become holders of Centerra common shares. The businesses and markets of Centerra and the other businesses it may acquire in the future may be different from those of Thompson Creek. There is a risk that various factors, conditions and developments that would not affect the price of Thompson Creek common shares could negatively affect the price of Centerra common shares. For example, owning Centerra common shares will expose Thompson Creek shareholders to greater risk from foreign operations. For further information on the businesses of Centerra and certain factors to consider in connection with its business, see "—Risks Related to Centerra" below and the documents referred to under "Where You Can Find Additional Information."

Centerra and Thompson Creek may be unable to obtain the Court approval required to complete the Arrangement or, in order to do so, Centerra and Thompson Creek may be required to comply with material restrictions or conditions that may negatively affect the combined company after the Arrangement is completed or cause them to abandon the Arrangement. Failure to complete the Arrangement could negatively affect the future business and financial results of Centerra and Thompson Creek.

        Completion of the Arrangement is contingent upon, among other things, the receipt of the required court approval under Division 5 of Part 9 of the BCBCA. Centerra and Thompson Creek can provide no assurance that the required court approval will be obtained or that the approval will not contain terms, conditions or restrictions that would be detrimental to the combined company after completion of the Arrangement. See "The Arrangement—Court Approval of the Arrangement."

After completion of the Arrangement, Centerra may fail to realize the anticipated benefits of the Arrangement, which could adversely affect the value of Centerra common shares, its business and results of operations.

        The success of the transaction will depend, in part, on Centerra's ability to integrate effectively the businesses of Centerra and Thompson Creek and realize the anticipated benefits from such combination. There is a risk that some or all of the expected benefits of the Arrangement may fail to materialize, or may not occur within the time periods anticipated by Centerra. The realization of such benefits may be affected by a number of factors, many of which may be beyond the control of Centerra.

        In addition, the combined company will be required to devote significant management attention and resources to integrating its business practices and support functions. The diversion of management's attention and any delays or difficulties encountered in connection with the Arrangement and the integration of the two companies' operations could have an adverse effect on the business, financial results, financial condition or share price of Centerra following the Arrangement. The integration process may also result in greater than anticipated or unforeseen expenses.

        Completion of the Arrangement may take longer than, and could cost more than, Centerra and Thompson Creek expect. Any delay in completing or any additional conditions imposed in order to complete the Arrangement may materially adversely affect the synergies and other benefits that Centerra and Thompson Creek expect to achieve from the Arrangement and the integration of their respective businesses. Failure to realize all of the anticipated benefits of the Arrangement may impact the financial performance of Centerra and the price of the Centerra common shares.

The announcement and pendency of the Arrangement could adversely affect Thompson Creek's business, results of operations and financial condition.

        The announcement and pendency of the Arrangement could cause disruptions in and create uncertainty surrounding Thompson Creek's business, including affecting Thompson Creek's relationships with its existing and future customers, suppliers and employees, which could have an adverse effect on Thompson Creek's business, results of operations and financial condition, regardless of whether the Arrangement is completed. In particular, Thompson Creek could potentially lose important personnel as a result of the departure of employees who decide to pursue other opportunities in light of the Arrangement. In addition, Thompson Creek has expended, and continues to expend, significant management resources in an effort to complete the Arrangement, which are being diverted from Thompson Creek's day-to-day operations.

        In addition, parties with which Thompson Creek does business may experience uncertainty associated with the Arrangement, including with respect to current or future business relationships. These disruptions could have an adverse effect on the business, financial condition, results of operations or prospects of Thompson Creek. The adverse effect of such disruptions could be exacerbated by a delay in the completion of the Arrangement or termination of the Arrangement Agreement.

        If the Arrangement is not completed, Thompson Creek's share price will likely fall to the extent that the current market price of Thompson Creek common shares reflects an assumption that a transaction will be completed. Further, failure to complete the Arrangement may result in negative publicity and/or a negative impression of Thompson Creek in the investment community and may affect its relationship with employees, customers, lenders and other partners in the business and financial community.

        In addition, at the end of 2016, Thompson Creek's 2017 Notes will be designated as current debt. If the Arrangement is not successfully consummated, and Thompson Creek is otherwise unable to refinance/restructure the 2017 Notes, in either case, by the end of 2016, Thompson Creek will be unable to continue as a going concern. If Thompson Creek is unable to continue as a going concern, it may be forced to seek bankruptcy protection against its debt obligations, and Thompson Creek securityholders could lose their entire investment in the company.

There is no assurance when or if the Arrangement will be completed.

        The completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement, including, among others (i) approval by Thompson Creek shareholders of the Arrangement, (ii) obtaining certain regulatory and governmental approvals, and (iii) the absence of legal restraints prohibiting the completion of the Arrangement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to close the Arrangement. In addition, Centerra has the ability to terminate the Arrangement Agreement if the Centerra Equity Financing or the Centerra Debt Financing is terminated for any reason. The Centerra Equity Financing closed on July 20, 2016 and the net proceeds of the Centerra Equity Financing are held in escrow subject to the closing of the Arrangement. Although the Centerra Debt Financing is committed, Thompson Creek can provide no assurance that it will not be terminated and such termination is outside of Thompson Creek's control.

The Arrangement Agreement limits Thompson Creek's ability to pursue alternatives to the Arrangement, including if the Arrangement is not completed.

        The Arrangement Agreement contains provisions that may make it more difficult for Thompson Creek to sell its business to a party other than Centerra or pursue other strategic alternatives, including refinancing of its debt. These provisions include a general prohibition on Thompson Creek soliciting any Acquisition Proposal or offer for a competing transaction and the requirement that Thompson Creek pay a Termination Fee if the Arrangement Agreement is terminated in specified circumstances. The Thompson Creek Board is also limited in its ability to change its recommendation with respect to the arrangement-related proposals. See "The Arrangement Agreement—Covenants of Thompson Creek Regarding Non-Solicitation" and "The Arrangement Agreement—Termination Fee."

        While Thompson Creek believes these provisions are reasonable and not preclusive of other offers, these provisions could discourage a third party that may have an interest in acquiring all or a significant part of Thompson Creek from considering or proposing such an acquisition, even if such third party were prepared to pay consideration with a higher per share cash or market value than the consideration proposed to be received or realized in the Arrangement, or might result in a potential acquirer proposing to pay a lower price than it would otherwise have proposed to pay because of the added expense of the Termination Fee that may become payable. In addition, these provisions may prevent or delay Thompson Creek from having adequate time and ability to refinance its current debt in order to avoid liquidity problems and continue as going concern, which will be necessary if the Arrangement is terminated.

Thompson Creek may have difficulty motivating and retaining executives and other key employees in light of the Arrangement.

        Uncertainty about the effect of the Arrangement on Thompson Creek employees may have an adverse effect on Thompson Creek and consequently Centerra following the Arrangement. This uncertainty may impair Thompson Creek's ability to retain and motivate key personnel until the Arrangement is completed. Employee retention may be particularly challenging during the pendency of the Arrangement, as employees may experience uncertainty about their future roles with Centerra. If key employees of Thompson Creek depart because of issues relating to the uncertainty and difficulty of integration or a desire not to become employees of Centerra, Centerra's ability to realize the anticipated benefits of the Arrangement could be reduced.

Centerra and Thompson Creek will incur substantial transaction fees and costs in connection with the Arrangement.

        Centerra and Thompson Creek expect to incur significant expenses in connection with the Arrangement. Additional unanticipated costs may be incurred, including, without limitation, unexpected transaction costs and other expenses in the course of the integration of the businesses of Centerra and Thompson Creek. The companies cannot be certain that the elimination of duplicative costs or the realization of other efficiencies related to the integration of the two businesses will offset the transaction and integration costs in the near term, or at all.

Certain of Thompson Creek's executive officers and directors have interests in the Arrangement that are different from your interests as a shareholder of Thompson Creek.

        The Special Committee and the Thompson Creek Board approved the Arrangement Agreement and the Arrangement, and determined that the Arrangement is fair to Thompson Creek shareholders and in the best interests of Thompson Creek. In considering these facts and the other information contained in this proxy statement, you should be aware that the executive officers and directors of Thompson Creek may have financial interests in the Arrangement that are different from, or in addition to, the interests of Thompson Creek's shareholders.

        The directors and executive officers of Thompson Creek hold equity awards that will accelerate and vest by reason of the Arrangement. In addition, certain officers of Thompson Creek are entitled to certain severance and other payments as a result of the transactions contemplated by the Arrangement. These interests may cause certain of Thompson Creek's directors and officers to view the Arrangement more favorably than other Thompson Creek shareholders. See "Interests of Directors and Executive Officers in the Arrangement."

If the Arrangement does not qualify as a "reorganization" within the meaning of Section 368(a) of the U.S. Tax Code, some shareholders of Thompson Creek may be required to pay substantial U.S. federal income taxes.

        Although Centerra and Thompson Creek intend that the Arrangement qualify as a "reorganization" within the meaning of Section 368(a) of the U.S. Tax Code, it is possible that the IRS may assert that the Arrangement fails to qualify as such. If the IRS were to be successful in any such contention, or if for any other reason the Arrangement were to fail to qualify as a "reorganization," each U.S. holder of Thompson Creek common shares would recognize a gain or loss with respect to all such U.S. holder's Thompson Creek common shares based on the difference between (i) that U.S. holder's tax basis in such shares and (ii) the fair market value of the Centerra common shares received. See "Material U.S. Federal Income Tax Considerations."

Under the Income Tax Act (Canada) (the "Tax Act"), shareholders of Thompson Creek will generally be able to exchange their Thompson Creek common shares for Centerra common shares pursuant to the Arrangement on a tax-deferred basis.

        A Canadian resident holder that disposes of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the holder's adjusted cost base of the Thompson Creek common shares immediately before the exchange and will be deemed to acquire the Centerra common shares at a cost equal to such adjusted cost base, resulting in the deferral of any accrued capital gain on the Thompson Creek common shares. This deferral will not apply where the holder has, in the holder's income tax return for the year in which the exchange occurs, included in computing income any portion of the capital gain (or capital loss) arising on the exchange otherwise determined.

        If a holder elects to include in income for the year the exchange occurs any portion of the gain (or loss) otherwise arising, such capital gain (or capital loss) will be equal to the amount by which the fair market value of the Centerra common shares received on the exchange of the Thompson Creek common shares (determined at the time of the exchange) exceeds (or is less than) the aggregate of the adjusted cost base to the holder of such Thompson Creek common shares, determined immediately before the exchange, and any reasonable costs of disposition.

        A non-resident holder who disposes or is deemed to dispose of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will generally be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the non-resident holder's adjusted cost base of the Thompson Creek common shares immediately before the exchange. See "Material Canadian Federal Income Tax Considerations."

Thompson Creek shareholders will have a significantly reduced ownership and voting interest after the Arrangement and will have less voting power in the combined company.

        Immediately after the completion of the Arrangement, it is expected that former Thompson Creek shareholders, who collectively own 100% of Thompson Creek, will own approximately 8% of Centerra. As a result of the reduced ownership percentage, former Thompson Creek shareholders will have less voting power in Centerra following the Arrangement than they now have with respect to Thompson Creek.

The pro forma combined financial information included in this proxy statement is presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Arrangement.

        The pro forma combined financial information contained in this proxy statement and prepared by Centerra is presented for illustrative purposes only, is based on various adjustments, assumptions and preliminary estimates and may not be an indication of the combined company's financial condition or results of operations following the Arrangement. See "Unaudited Pro Forma Combined Financial Information." The actual financial condition and results of operations of the combined company following the Arrangement may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company's financial condition or results of operations following the arrangement. Any potential decline in the combined company's financial condition or results of operations may cause significant variations in the share price of the combined company.

The Centerra common shares to be received by Thompson Creek shareholders upon the completion of the Arrangement will have different rights from the Thompson Creek common shares.

        Upon completion of the Arrangement, Thompson Creek shareholders will no longer be shareholders of Thompson Creek, a British Columbia corporation, but will instead become shareholders of Centerra, and their rights as shareholders will be governed by Centerra's governing corporate law statute, the CBCA, rather than the BCBCA. The CBCA and the terms of Centerra's articles and by-laws may be materially different than the BCBCA and the terms of Thompson Creek's notice of articles and articles of continuance, which currently govern the rights of Thompson Creek shareholders. See "Comparison of Shareholder Rights" for a discussion of the different rights associated with Centerra common shares.

Risks Related to Centerra

        Below are risk factors that can have a material effect on the profitability, future cash flow, earnings, results of operations, stated reserves and financial condition of Centerra. If any event arising from these risks occurs, Centerra's business, prospects, financial condition, results of operations or cash flows could be adversely affected, the trading price of Centerra common shares could decline and all or part of any investment may be lost. Additional risks and uncertainties not currently known to Centerra, or that are currently deemed immaterial, may also materially and adversely affect Centerra's business operations, prospects, financial condition, results of operations, or cash flows.

        You should note that the following is not, however, a complete list of the potential risks Centerra faces. Additional risks and uncertainties not currently known to Centerra, or that are currently deemed immaterial, may also materially and adversely affect Centerra's business operations, prospects, financial condition, results of operations, or cash flows.

Strategic Risks

Country, Political & Regulatory

Centerra's principal operations and mineral resources are subject to country risk.

        Centerra's mining operations and gold exploration activities are affected in varying degrees by political stability and government regulations relating to foreign investment, social unrest, corporate activity, and the mining business in the countries in which Centerra operates, explores and develops properties. Operations may also be affected in varying degrees by terrorism, military conflict or repression, crime, extreme fluctuations in currency rates and high inflation. The relevant governments have entered into contracts with Centerra or granted permits, licenses or concessions that enable Centerra to conduct operations or exploration and development activities. Notwithstanding these arrangements, Centerra's ability to conduct operations or exploration and development activities is subject to obtaining and/or renewing permits or concessions, changes in laws or government regulations or shifts in political attitudes beyond Centerra's control. As disclosed elsewhere in this document, Centerra has experienced, and continues to experience disputes with Kyrgyz regulatory authorities regarding land use rights, annual mine plan approvals and environmental permits.

        All of Centerra's current gold production and Centerra's principal mineral reserves and resources are derived from assets located in the Kyrgyz Republic, Mongolia, and Turkey, countries that have experienced political difficulties in recent years including, in the case of the Kyrgyz Republic, civil unrest in April 2010 that resulted in the ouster of the incumbent President, in Mongolia, the resignation of the Prime Minister and Government in 2014 and a history of fractious governing coalitions comprised of many political parties, and in Turkey, a failed coup attempt in July 2016. There continues to be a risk of future political instability in these jurisdictions.

        Centerra does not currently carry political risk insurance covering Centerra's investments in in any of the countries where it operates. From time to time, Centerra assesses the costs and benefits of obtaining and maintaining such insurance. There can be no assurance that, if Centerra chooses to obtain it, political risk insurance would be available to Centerra, or that particular losses Centerra may suffer with respect to its foreign investments will be covered by any insurance that it may obtain in the future. Any such losses could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Resource nationalism could adversely impact Centerra's business.

        Companies in the mining and metals sector continue to be targeted to raise government revenue, particularly as governments struggle with deficits and concerns over the effects of depressed economies. Governments are continually assessing the fiscal terms of the economic rent for mining companies to exploit resources in their countries. Numerous countries, including the Kyrgyz Republic and Mongolia, have in the past introduced changes to their respective mining regimes that reflect increased government control or participation in the mining sector, including, but not limited to, changes of laws or governmental regulations affecting foreign ownership, mandatory government participation, taxation and royalties, labour standards, mine safety, exchange rates, exchange controls, permitting and licensing of exploration, development and production, land use restrictions, annual fees to maintain mineral properties in good standing, price controls, export controls, export and import duties, restrictions on repatriation of income or return of capital, environmental protection, as well as requirements for employment of local staff or contractors, and contributions to infrastructure and social support systems. Centerra's operations may be affected in varying degrees by such laws and government regulations.

        There can be no assurance that industries deemed of national or strategic importance like mineral production will not be nationalized. Government policy may change to discourage foreign investment; renationalization of mining industries may occur; or other government limitations, restrictions or requirements not currently foreseen may be implemented. There can be no assurance that Centerra's assets will not be subject to nationalization, expropriation or confiscation, whether legitimate or not, by any authority or body. While there are often provisions for compensation and reimbursement of losses to investors under such circumstances, there is no assurance that such provisions would effectively restore the value of Centerra's original investment or that such restoration would occur within a reasonable timeframe. There also can be no assurance that the laws in these countries protecting foreign investments will not be amended or abolished or that these existing laws will be enforced or interpreted to provide adequate protection against any or all of the risks described above. Furthermore, there can be no assurance that the agreements Centerra has with the governments of these countries will prove to be enforceable or provide adequate protection against any or all of the risks described above.

        As discussed in Centerra's public disclosure, the Kumtor project has in recent years been threatened with proposed Parliamentary decrees which would have the effect of nationalization, including decrees which instructed the Kyrgyz Republic Government to take certain actions with respect to the Kumtor project, including, unilaterally terminating the project agreements governing the Kumtor project (the "Kumtor Project Agreements"), invalidating the legislation which provides for the tax regime set out in the Kumtor Project Agreements, confiscating land plots granting surface rights in relation to the Kumtor Project and authorizing measures to have Kumtor Operating Company, a wholly-owned subsidiary of Centerra, pay fines and other charges for purported violations of environmental, mining and geological and subsoil legislation. Many of these matters are still being argued before the Kyrgyz Republic courts on procedural matters and Centerra continues to challenge the actions of the Government whilst reserving its rights to, and commencing, international arbitration which is expressly provided in the Kumtor Project Agreements.

Changes in, or more aggressive enforcement of, laws, regulations and government practices could adversely impact Centerra's business.

        Mining operations and exploration activities are subject to extensive laws and regulations, both in the countries where mining operations and exploration and development activities are conducted and in the mining company's home jurisdiction. These relate to production, development, exploration, exports, imports, taxes and royalties, labour standards, suppliers and contractors, occupational health, waste disposal, protection and remediation of the environment, mine decommissioning and reclamation, mine safety, toxic substances, transportation safety and emergency response, social responsibilities and sustainability, and other matters.

        Compliance with these laws and regulations increases the costs of exploring, drilling, developing, constructing, operating and closing mines and other facilities. It is possible that the costs, delays, access to land, water, and power, and other effects associated with these laws and regulations may impact Centerra's decision as to whether to continue to operate existing mines, ore processing and other facilities or whether to proceed with exploration or development of properties. Since legal requirements change frequently, are subject to interpretation and may be enforced to varying degrees in practice, Centerra is unable to predict the ultimate cost of compliance with these requirements or their effect on operations.

        If the laws and regulations relating to Centerra's operations were to change, or the enforcement of such laws and regulations were to become more rigorous, Centerra could be required to incur significant capital and operating expenditures to comply, which could have a material adverse effect on Centerra's financial position and Centerra's ability to achieve operating and development targets. Changes to laws and regulations may also impact the value of Centerra's reserves.

Community activism may influence laws and regulations, result in increased contributory demands, or in business interruption.

        Slow economic development in the countries in which Centerra operates has resulted in an increase in community activism and expectations by local governments for resource companies to increase their contributions to local communities. Such activism and expectations have been intensified as a result of the commodity price boom during the 2008 to 2012 period which also increased the perception that resource companies have been taking an unfairly rich benefit from the countries' natural resources, while causing significant environmental damage. For example, the Kumtor Project has experienced a number of roadblocks in the past resulting from the discontent of various community groups. Similarly, in Mongolia, community groups and NGOs have vigorously campaigned against foreign mining companies. The Mongolian Forest and Water Law, for example, was a response to heightened civil concern about the environmental impact of mining enterprises. Heightened global concern for the environment and water in particular, as a result of both climate change impacts as well as following certain significant industrial accidents, has led to increased scrutiny of mining operations and a review of legislation aimed at environmental protection. There can be no assurance that Centerra's operations will not be disrupted by civil action or be subject to restrictions or imposed demands that will impact future cash flows, earnings, results of operation, financial condition and reputation.

The Kyrgyz Government and Parliament may take actions with respect to the Kumtor Project prior to or following the consummation of the Arrangement.

        A State Commission was formed by the Kyrgyz Government in July 2012 for the purpose of reviewing the report of a Parliamentary Commission on the Kumtor Project which was issued in June 2012 and which made a number of assertions regarding the operation of the Kumtor Project, including non-compliance with Kyrgyz environmental and other laws. The State Commission was also given the responsibility of inspecting and reviewing the Kumtor Project's compliance with Kyrgyz operational and environmental laws and community standards.

        The State Commission issued its own report in late December 2012, defined below as the State Commission Report. The State Commission Report included numerous allegations in regards to prior transactions relating to the Kumtor Project and its management. Reference is made to Centerra's annual information form for the year ended December 31, 2012 which provides a detailed description of the State Commission Report findings.

        As recommended by the State Commission Report, the Kyrgyz Government formed a working group in 2013 to, among other things, open negotiations with Centerra and Kumtor Gold Company on the Kumtor Project. Following many months of negotiations with the Kyrgyz Government, a non-binding heads of agreement was entered into on December 24, 2013 and revised and re-executed on January 18, 2014. While Centerra, Kumtor Gold Company and the Government of the Kyrgyz Republic and Kyrgyzaltyn were negotiating, the Government and Parliament continued to issue various decrees and take other actions recommended by the State Commission Report, including purporting to revoke Kumtor Gold Company's land use rights and commencing claims against Kumtor Gold Company for significant alleged environmental damages and fines, all of which are currently being argued in the Kyrgyz court system on procedural matters. As disclosed elsewhere in this proxy statement, the Government of the Kyrgyz Republic announced in December 2015 that it was withdrawing from the heads of agreement. However, the Prime Minister also stated that "the government of the Kyrgyz Republic is still deeply interested in ensuring uninterrupted operations of the Kumtor mine and achieving mutual agreements which would allow further efficient implementation of the Kumtor project in accordance with the best world practices, standards and requirements of the mining industry transparency initiative". Despite this, the court actions commenced by Kyrgyz regulatory authorities are still in process, and there are no assurances that the Government may not attempt to implement other recommendations found in the State Commission Report.

        While Centerra believes that the findings of the Parliamentary Commission Report and the State Commission Report are without merit and that the Kumtor Project Agreements between Centerra and the Kyrgyz Republic are legal, valid and enforceable obligations, there can be no assurance that Centerra will be able to successfully resolve any or all of these matters currently affecting the Kumtor Project. There can also be no assurances that the Kyrgyz Republic Government and/or Parliament will not take further actions that are inconsistent with the Kyrgyz Republic's obligations under the Kumtor Project Agreements or cancel government decrees, orders or licenses under which Kumtor Gold Company currently operates. Any such actions could have a material adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

        There can be no assurances that, following the announcement of the Arrangement and prior to or following the consummation of the Arrangement, and whether as a result of the announcement or consummation of the Arrangement or otherwise, the Kyrgyz Government, the parliament of the Kyrgyz Republic and/or any government officials in the Kyrgyz Republic will not take further actions that are inconsistent with the Kyrgyz Republic's obligations under the Kumtor Project Agreements or cancel government decrees, orders, concessions and/or permissive documents under which the Kumtor Project currently operates. Any such action or actions, including adopting the Draft Nationalization Bill, could have a material adverse impact on Centerra's interest in the Kumtor Project, its operations and/or the future cash flows, earnings, results of operations and financial condition of Centerra.

The cancellation of Kumtor's land use rights could adversely impact the Kumtor operations.

        On July 5, 2012 the Kyrgyz Government cancelled Government Decree #168, which provided Kumtor with land use rights over the surface of the Kumtor concession area for the duration of the Restated Concession Agreement between Centerra and the Kyrgyz Republic effective June 6, 2009. A related land use certificate issued by the local land office was also cancelled. This action was contemplated in Government Resolution 2117-V, which was adopted in late June 2012 after the Kyrgyz Republic Parliament received the Parliamentary Commission report.

        In the third quarter of 2012, Centerra requested the issuance of a new land use certificate pursuant to the Restated Investment Agreement dated June 6, 2009 between Centerra and the Kyrgyz Republic. Under the Restated Investment Agreement, the Kumtor Project is guaranteed all necessary access to the Kumtor concession area, including all surface lands as is necessary or desirable for the operation of the Kumtor Project. The Restated Investment Agreement between Centerra and the Kyrgyz Republic effective June 6, 2009 also provides that the Kyrgyz Government shall use its best efforts to reserve or cancel any action that conflicts with Centerra's rights under that agreement.

        Further, in November 2013, Centerra received a claim from the Kyrgyz Republic General Prosecutor's Office requesting the Inter-District Court of the Issyk-Kul Province to invalidate Centerra's land use certificate and seize certain lands within the Kumtor concession area. As of the date of this disclosure, this matter remains before the Kyrgyz courts.

        Although Centerra believes, based on advice from Kyrgyz legal counsel, that the purported cancellation of Kumtor's land rights, invalidation of its land use certificate and seizure of lands are in violation of the Kyrgyz Republic Land Code and the Restated Investment Agreement, there can be no assurance that cancellation of Kumtor's land rights will not be upheld and enforced by the Kyrgyz Government. If Kumtor's land rights are cancelled, it could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

If the environmental laws and regulations relating to Centerra's operations were to change, or the enforcement of such laws and regulations were to become more rigorous, Centerra could be required to incur significant capital and operating expenditures.

        Centerra is subject to environmental regulation in connection with its exploration, development and operation activities in each of the jurisdictions in which it operates. The financial and operational effects of Centerra's environmental protection requirements relate primarily to Centerra's operations in the Kyrgyz Republic, where Centerra operates the Kumtor Project; in Mongolia, where Centerra operated the Boroo project (currently under care and maintenance with planned reclamation activities occurring), and have a 100% interest in the Gatsuurt, ATO and Ulaan Bulag exploration and development properties; in Turkey, where Centerra has a 100% interest in the Öksüt exploration and development property; and in Canada where Centerra has a 50% interest in the Greenstone Gold property. Local regulatory regimes in these jurisdictions may be influenced by increased local community concern in respect of the environmental footprint of mining operations as well as concerns over the management of water resources, and the mine closure plans.

        If the environmental laws and regulations relating to Centerra's operations were to change, or the enforcement of such laws and regulations were to become more rigorous, Centerra could be required to incur significant capital and operating expenditures to comply, which could have a material adverse effect on Centerra's future cash flows, earnings, results of operations and financial condition, Centerra's ability to develop projects further, and increase Centerra's reserves and resources.

Centerra's planned activities are dependent upon receipt of permits and licenses.

        A number of approvals, licenses and permits are required for various aspects of exploration, mine development, and operations. Centerra is uncertain if all necessary permits will be maintained or obtained on acceptable terms or in a timely manner. Future changes in applicable laws and regulations or changes in their enforcement or regulatory interpretation could negatively impact current or planned exploration, development and/or mining activities. Any failure to comply with applicable laws and regulations or failure to obtain or maintain permits, even if inadvertent, could result in the interruption of production, exploration or development, or material fines, penalties or other liabilities. It remains uncertain if Centerra's existing permits may be affected in the future or if Centerra will have difficulties in obtaining all necessary permits that it requires for its proposed or existing mining activities.

        Mining operations at Kumtor are subject to various permits and licenses, some of which are obtained on an annual basis or for a fixed term. As noted elsewhere in this document, Centerra has experienced delays in obtaining necessary permits and approvals for the Kumtor annual mine plans and certain environmental permits, including the maximum allowable discharge permit, the permit for waste and the Ecological Passport. Centerra continues to work closely with Kyrgyz regulatory agencies in order to resolve all matters, and to ensure that Centerra receives the permits and licenses within the time frame provided under Kyrgyz laws.

        Mine development activities at Gatsuurt and Öksüt are subject to Centerra obtaining from the Government of Mongolia and the Government of Turkey (respectively) the necessary permits and commissions. There are no assurances that such Governments will grant the required permits and commissions to Centerra in a timely manner or at all, and on terms acceptable to Centerra.

        Centerra has in place plans to obtain all necessary permits and licenses for all of its operations and projects. Centerra is confident in its ability to make such applications but there are no guarantees that the relevant Government regulatory authorities will respond in a timely manner. Centerra's inability to obtain such permits and licenses in order to continue operations at the Kumtor project and to develop and operate the Gatsuurt project and/or the Öksüt project could have an adverse effect on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra may not be able to successfully negotiate a deposit development agreement, community development agreement, and/or an investment agreement for Gatsuurt.

        There can be no assurance that Centerra will be able to successfully negotiate with the Government of Mongolia a mutually acceptable deposit development agreement, community development agreement, and/or an investment agreement, in all cases for the development and operation of the Gatsuurt project. Centerra is in discussions with the Government of Mongolia regarding these potential agreements. Furthermore, even if these agreements are successfully concluded with the Government of Mongolia for the Gatsuurt project, there are no assurances that the Government of Mongolia will not later seek to re-negotiate its terms and conditions.

The expected royalty payment for the Gatsuurt project may increase significantly beyond the control of Centerra.

        The royalty structure on mineral projects in Mongolia has fluctuated in recent years. In November 2010, the Mongolian Parliament passed amendments to the Minerals Law of Mongolia that modified the existing royalty structure on mineral projects. Pursuant to the amended royalty structure, the royalty rate is no longer a fixed percentage but is graduated and dependent upon the commodity price in U.S. dollars. In the case of gold, there is a basic 5% royalty fee that applies while gold is less than $900 per ounce. For any increase of $100 to the price of gold, there is a corresponding 1% increase to the royalty fee. Accordingly, at $900 per ounce, the royalty fee increases to 6%, at $1,000 per ounce, the royalty increases to 7%, at $1,100 per ounce, the royalty increases to 8%, and at $1,200, the royalty increases to 9%. The highest royalty fee rate is 10% when the price of gold is $1,300 per ounce and above. The graduated royalty became effective as of January 1, 2011 for all mining projects in Mongolia.

        In January 2014 the Mongolian Parliament further amended the royalty regime (on a temporary basis) to provide for a two-tiered royalty structure, to be effective until January 1, 2019. For producers selling gold to the Bank of Mongolia, Mongolia's central bank ("BoM"), or other commercial banks authorized by the BoM, the basic royalty fee is reduced to 2.5% and the incremental royalty rate is annulled. Centerra started selling gold produced at the Boroo Project in 2014 to the BoM. Gold production has now ceased for Boroo. Going forward, there are no assurances that the BoM will purchase gold produced from the Gatsuurt project. If the BoM does not wish to purchase such gold, and in any event, from January 1, 2019 onwards, Centerra would be subject to the regular graduated royalty scheme which would increase the royalty from 2.5% to a rate between 5-10% depending on the price of gold. Such increase could have a significant material adverse effect on Centerra's future cash flows, earnings, results of operations, stated mineral reserves and financial conditions.

Legal and Other

Current and future litigation may impact the revenue and profits of Centerra.

        Centerra may be subject to claims based on allegations of negligence, breach of statutory duty, public nuisance or private nuisance or otherwise in connection with Centerra's operations or investigations relating thereto. While Centerra is presently unable to quantify its potential liability under any of the above categories of damage, such liability may be material to Centerra and may materially adversely affect Centerra's ability to continue operations.

Centerra's properties may be subject to defects in title.

        Centerra has investigated its rights to explore and exploit all of its material properties, and, except as described below, to the best of its knowledge, those rights are in good standing. However, no assurance can be given that such rights will not be revoked or significantly altered to Centerra's detriment. There can also be no assurance that Centerra's rights will not be challenged or impugned by third parties, including local governments.

        On July 5, 2012, the Kyrgyz Government cancelled Government Decree #168, which provided Kumtor Gold Company with land use (surface) rights over the Kumtor Concession Area for the duration of the Restated Concession Agreement. At the same time, the related land use certificate issued by the local land office was also cancelled. In addition, in November 2013, Centerra received a claim from the Kyrgyz Republic General Prosecutor's Office requesting the Inter-District Court of the Issyk-Kul Province to invalidate Centerra's land use certificate and seize certain lands within the concession area of the Kumtor Project. Based on advice from Kyrgyz legal counsel, Centerra believes that the purported cancellation of Centerra's land use rights, invalidation of the land use certificate and seizure of lands are in violation of the Kyrgyz Republic Land Code, because the Land Code provides that land rights can only be terminated by court decision and on the listed grounds set out in the Land Code. To the extent that the land use rights are considered invalid (which Centerra does not accept), Centerra would seek to enforce its rights under the Restated Investment Agreement to obtain the reissuance of its land use rights, which are guaranteed pursuant to the Restated Investment Agreement.

        On December 6, 2006, Gatsuurt LLC commenced arbitration before the Mongolian National Arbitration Court alleging non-compliance by Centerra's subsidiary, CGM, with its obligation to complete a feasibility study on the Gatsuurt property by December 31, 2005 and seeking the return of the license. Centerra believed that Gatsuurt LLC's position was without merit. CGM challenged the Mongolian National Arbitration Court's jurisdiction and the independence and impartiality of the Gatsuurt LLC nominee to the arbitration panel. Centerra later reached an agreement with Gatsuurt LLC to terminate arbitration proceedings. Further to that agreement CGM paid $1.5 million to Gatsuurt LLC. On signing of a definitive agreement, but subject to CGM having entered into an investment agreement with the Government of Mongolia in respect of the development of the Gatsuurt project, CGM will make a further non-refundable payment to Gatsuurt LLC in the amount of $1.5 million. Final settlement with Gatsuurt LLC is subject to the negotiation and signing of a definitive settlement agreement.

        Although Centerra is not currently aware of any existing title uncertainties with respect to any of Centerra's properties except as discussed in the preceding paragraphs, there is no assurance that such uncertainties will not result in future losses or additional expenditures, which could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra may be unable to enforce its legal rights in certain circumstances.

        In the event of a dispute arising at Centerra's foreign operations, Centerra may be subject to the exclusive jurisdiction of foreign courts or may not be successful in subjecting foreign persons to the jurisdiction of courts in Canada. Centerra may also be hindered or prevented from enforcing its rights with respect to a governmental entity or instrumentality because of the doctrine of sovereign immunity.

        The dispute resolution provision of the Restated Investment Agreement for the Kumtor Project stipulates that any dispute between the parties thereto is to be submitted to international arbitration. However, there can be no assurance that a particular governmental entity or instrumentality will either comply with the provisions of these or any other agreements or voluntarily submit to arbitration. Centerra's inability to enforce its rights could have an adverse effect on its future cash flows, earnings, results of operations and financial condition.

Centerra's largest shareholder is a state-owned entity of the Kyrgyz Government.

        Centerra's largest shareholder is Kyrgyzaltyn JSC ("Kyrgyzaltyn"), which is a state-owned entity. Kyrgyzaltyn owns approximately 32% of the common shares of Centerra. Pursuant to the terms of the Restated Investment Agreement, Kyrgyzaltyn has two nominees on Centerra's board of directors. There can be no assurance that the Kyrgyz Government, through its ownership and control of Kyrgyzaltyn, will not use its influence to materially change the direction of Centerra. This concentration of ownership may have the effect of delaying or preventing a change in control of Centerra, which may deprive Centerra's shareholders of a control premium that might otherwise be offered in connection with such a change of control. Centerra is aware that Kyrgyzaltyn has in the past received inquiries regarding the potential acquisition of some or all of its common shares in Centerra and the sale by Kyrgyzaltyn of its shareholdings to a third party could result in a new purchasing shareholder obtaining a considerable interest in Centerra. Should Kyrgyzaltyn sell some or all of its interest in Centerra, there can be no assurance that an offer would be made to the other shareholders of Centerra or that the interests of such a shareholder would be consistent with the plans of Centerra or that such a sale would not decrease the value of the common shares.

Artisanal mining is occurring and may continue to occur on the Gatsuurt property.

        Artisanal mining is widespread in Mongolia and a significant number of artisanal miners have entered into the Gatsuurt property. Centerra is unable to continuously monitor the full extent of the artisanal miners on the Gatsuurt property however Centerra understands that the numbers have reached up to 200-400 artisanal miners at a single time. In addition to potential health and safety concerns for Centerra's employee and of the artisanal miners, the presence of artisanal miners could also lead to project delays and disputes regarding the development or operation of commercial gold deposits, including disputes with Mongolian governmental authorities regarding reporting of reserves and mine production. The illegal activities of these miners could also cause environmental damage (including environmental damage from the use of mercury by these miners) or other damage to Centerra's property, equipment, personal injury or death, or conflict with local communities. Centerra has advised appropriate Mongolian federal and aimag (local) governments, relevant state bodies and police of the issues relating to the activities of artisanal miners and have requested their assistance to clear the Gatsuurt site. Centerra does not support any violence or excessive use of force in encounters between Mongolian authorities and artisanal miners and have made this explicitly clear to Mongolian authorities. Centerra will continue to work with relevant authorities in Mongolia, but to the extent that there are adverse consequences from the presence of these artisanal miners, Centerra could potentially be held responsible and this could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra's directors may have conflicts of interest.

        Certain of Centerra's directors also serve as directors and/or officers of other companies involved in natural resource exploration, development and production and consequently there exists the possibility for such directors to be in a position of conflict.

Centerra is subject to anti-corruption legislation.

        Centerra is subject to Canada's Corruption of Foreign Public Officials Act (the "Anti-Corruption Legislation"), which prohibits Centerra or any officer, director, employee or agent of Centerra or any shareholder of Centerra acting on its behalf from paying, offering to pay, or authorizing the payment of anything of value to any foreign government official, government staff member, political party, or political candidate in an attempt to obtain or retain business or to otherwise influence a person working in an official capacity. The Anti-Corruption Legislation also requires public companies to make and keep books and records that accurately and fairly reflect their transactions and to devise and maintain an adequate system of internal accounting controls. Centerra's international activities create the risk of unauthorized payments or offers of payments by Centerra's employees, consultants or agents, even though they may not always be subject to Centerra's control. Centerra discourages these practices by its employees and agents. However, Centerra's existing safeguards and any future improvements may prove to be less than effective, and Centerra's employees, consultants and agents may engage in conduct for which Centerra might be held responsible. Any failure by Centerra to adopt appropriate compliance procedures and ensure that Centerra's employees and agents comply with the Anti-Corruption Legislation and applicable laws and regulations in foreign jurisdictions could result in substantial penalties or restrictions on Centerra's ability to conduct business in certain foreign jurisdictions, which may have a material adverse impact on Centerra and its share price.

Concentration of assets.

        While Centerra has undergone asset diversification in the past several years with its Öksüt Property in Turkey and its 50% interest in the Greenstone Gold property in Canada, its sole producing asset at this time and one of its key development projects (Gatsuurt) are located in emerging countries of Central Asia. This represents a concentration risk for Centerra. Further, certain countries in the region that neighbor Centerra's countries of interest have experienced rising geopolitical risk, and there can be no assurance that such geopolitical risk will not ultimately impact the countries in which Centerra operates, explores and develops projects.

Strategy and Planning

Centerra's future exploration and development activities may not be successful.

        Exploration for and development of gold properties involve significant financial risks and may be subject to political risks that even a combination of careful evaluation, experience and knowledge may not eliminate. While the discovery of an orebody may result in substantial rewards, few properties that are explored are ultimately developed into producing mines. Major expenses may be required to establish mineral reserves by drilling, constructing mining and processing facilities at a site, connecting to a reliable infrastructure, developing metallurgical processes and extracting gold from ore. Centerra cannot ensure that its current exploration and development programs will result in profitable commercial mining operations or replacement of current production at existing mining operations with new mineral reserves. Also, substantial expenses may be incurred on exploration projects that are subsequently abandoned due to poor exploration results or the inability to define mineral reserves that can be mined economically.

        Centerra's ability to sustain or increase present levels of gold production is dependent on the successful acquisition or discovery and development of new orebodies and/or expansion of existing mining operations. The economic feasibility of development projects is based upon many factors, including the accuracy of mineral reserve estimates; metallurgical recoveries; capital and operating costs; government regulations relating to prices, taxes, royalties, land tenure, land use, water consumption, importing and exporting, environmental protection; and gold prices, which are highly volatile. Development projects are also subject to the successful completion of socio-environmental impact assessments, feasibility studies, issuance of necessary governmental permits and availability of adequate financing.

        Development projects have no operating history upon which to base estimates of future cash flow. Estimates of proven and probable mineral reserves and cash operating costs are, to a large extent, based upon detailed geological and engineering analysis. Centerra also conducts feasibility studies that derive estimates of capital and operating costs based upon many factors, including access to required infrastructure, power and water, anticipated tonnage and grades of ore to be mined and processed; the configuration of the orebody; ground and mining conditions; expected recovery rates of the gold from the ore; and anticipated environmental and regulatory compliance costs.

        It is possible that actual costs and economic returns of current and new mining operations may differ materially from Centerra's best estimates. It is not unusual for new mining operations to experience unexpected problems during the start-up phase and to require more capital than anticipated. These uncertainties could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra's mineral reserves may not be replaced.

        The Kumtor Project is currently Centerra's only source of gold production. Based on the current life-of-mine plan, Kumtor will be depleted by 2023, with milling operations concluding in 2026.

        Other than the assets of Thompson Creek, if Centerra's existing mineral reserves (including mineral reserves at the Gatsuurt deposit in Mongolia and the Öksüt project in Turkey) are not replaced either by the development or discovery of additional reserves and/or extension of the life-of-mine at Kumtor or through the acquisition or development of an additional producing mine, this could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition, including as a result of requirements to expend funds for reclamation and decommissioning. Although Centerra is actively engaged in programs to increase mineral reserves, there can be no assurance that these programs will be successful.

Centerra may experience difficulties with its partners.

        Centerra is in a 50/50 partnership for the Greenstone Gold property, located in Ontario, Canada, which includes the Hardrock deposit. The partnership is currently engaged in project development activities regarding the Hardrock deposit. Centerra also has a number of partners for exploration properties located world-wide, and may enter into additional exploration agreements in the future. Centerra is subject to the risks normally associated with any partnership arrangements. These risks include disagreement with a partner on how to explore, develop, operate and finance a project and possible litigation between Centerra and a partner regarding matters in the agreement. This may be particularly the case when Centerra is not the operator on the property. These matters may have an adverse effect on Centerra's ability to pursue the projects subject to the partner, which could affect its future cash flows, earnings, results of operations and financial condition.

Centerra's mineral reserve and resource estimates may be imprecise.

        Mineral reserve and resource figures are estimates and no assurances can be given that the indicated levels of gold will be produced or economically extracted, or that Centerra will receive the price assumed in determining Centerra's mineral reserves. These estimates are expressions of judgment based on knowledge, mining experience, analysis of drilling results and industry practices. Valid estimates and the assumptions such estimates rely on made at a given time may significantly change when new information becomes available or conditions change. While Centerra believes that the mineral reserve and resource estimates included are well established and reflect management's best estimates, by their nature mineral reserve and resource estimates are imprecise and depend, to a certain extent, upon analysis of drilling results and statistical inferences that may ultimately prove unreliable.

        Furthermore, fluctuations in the market price of gold, as well as increased capital or production costs or reduced recovery rates may render mineral reserves uneconomic and may ultimately result in a reduction of reserves. The extent to which mineral resources may ultimately be reclassified as proven or probable mineral reserves is dependent upon the demonstration of their profitable recovery. The evaluation of mineral reserves or resources is always influenced by economic and technical factors, which may change over time.

        No assurances can be given that any mineral resource estimate will ultimately be reclassified as proven or probable mineral reserves.

        If Centerra's mineral reserve or resource figures are inaccurate or are reduced in the future, this could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra's production and cost estimates may be inaccurate.

        Centerra prepares estimates of future production and future production costs for particular operations. No assurance can be given that production and cost estimates will be achieved. These production and cost estimates are based on, among other things, the following factors: the accuracy of mineral reserve estimates; the accuracy of assumptions regarding ground conditions and physical characteristics of ores, such as hardness and presence or absence of particular metallurgical characteristics; metallurgical recoveries of metals from ore equipment and mechanical availability; labour availability; access to the mine, facilities and infrastructure; sufficient materials and supplies on hand; and the accuracy of estimated rates and costs of mining and processing, including environmental management costs, the cost of human and physical resources required to carry out Centerra's activities, as well as the stability of the local taxation / royalty regime. Failure to achieve production or cost estimates, or increases in costs, could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

        Centerra's estimates on production and costs are, where applicable, based on historical costs and productivity experience. Despite this, actual production and costs may vary from estimates for a variety of reasons, including actual ore mined varying from estimates of grade, tonnage, dilution and metallurgical and other characteristics; short-term operating factors relating to the ore reserves, such as the need for sequential development of orebodies and the processing of new or different ore grades; risks and hazards associated with mining; natural phenomena, such as inclement weather conditions, floods, earthquakes, ice or ground movements, pit wall failures and cave-ins; equipment failures; unexpected labour shortages or strikes, and civil action; and insufficient modelling robustness. Costs of production may also be affected by a variety of factors, including: changing waste-to-ore ratios, ore grade metallurgy, labour costs, costs of supplies and services (such as, for example, fuel and power), general inflationary pressures and currency exchange rates. Failure to achieve production estimates or production cost estimates could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Aboriginal claims and consultation issues.

        Aboriginal interests and rights as well as related consultation issues may impact Centerra's ability to pursue exploration, development and mining at Centerra's Greenstone property which is jointly owned and developed with Centerra's partner, Premier Gold Mines Ltd. Greenstone Gold Mines LP (the "Greenstone Partnership") has entered and intends to enter into agreements with First Nations and other Aboriginal communities in order to manage its relationship with those groups. These could result in significant costs and delays or materially restrict Centerra's activities.

        In particular, prospective investors should note that the Mining Act (Ontario) was amended on October 28, 2009, with various amendments coming into force with applicable regulations, the last of which became effective on April 1, 2013. The Mining Act, among other legislation, governs mineral exploration, development and mining activities of Centerra's Greenstone property. Among other things, the amendments to the Mining Act and applicable regulations provide a new framework for consultation and dispute resolution with Aboriginal communities as well as other surface rights owners affected by exploration, development and mining activities. To conduct most early exploration activities on mining claims, mining leases and licenses of occupation for mining purposes, exploration plans must be submitted to, and in the case of certain work, exploration permits are required from, the Ontario Ministry of Northern Development and Mines ("MNDM"). The Ontario MNDM will consider whether consultation has occurred with the Aboriginal communities identified by MNDM, provide a copy of that exploration plan to those communities and accept any comments those communities may have. The Director of Exploration will also consider (among other things) any arrangements made with surface rights owner. Patented claims are not subject to these exploration plan and permit requirements. The effect of these and other Mining Act amendments on the Greenstone Partnership is not yet clear but may cause delays in obtaining the permits and approvals necessary for the Greenstone Partnership's operations, and may adversely impact the partnership's operations.

        The costs and delays associated with obtaining necessary licences and permits and complying with these licences and permits and applicable laws and regulations could stop or materially delay or restrict the Greenstone Partnership from proceeding with the development of an exploration project. Any failure to comply with applicable laws and regulations or licences and permits, even if inadvertent, could result in interruption or closure of exploration, development or mining operations or material fines, penalties or other liabilities. The partnership may be required to compensate those suffering loss or damage by reason of its mining operations and may have civil or criminal fines or penalties imposed for violations of such laws, regulations and permits.

Natural Phenomena

Centerra may experience further ground movements at the Kumtor Project.

        From time to time, Kumtor has experienced ground movement in various parts of the Central pit, which has, in some cases, led to an employee casualty, considerable short falls in the annual gold production, changes in mining sequences, increased expenditure on depressurization and dewatering programs, the movement of existing infrastructure and/or the redesign and construction of new infrastructure, reduced slope angles of the Central Pit, and changes in waste rock dump designs.

        Although extensive efforts are employed by Centerra to prevent and anticipate further ground movement, there is no guarantee that sudden unexpected ground movements will not recur. A future ground movement could result in a significant interruption of operations. Centerra may also experience a loss of mineral reserves or a material increase in costs, if it is necessary to redesign the open pit or waste rock dumps as a result of a ground movement. The consequences of a ground movement will depend upon the magnitude, location and timing of any such movement. If mining operations are interrupted to a significant magnitude or the mine experiences a significant loss of mineral reserves or materially higher costs of operation, this would have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra will experience further ice movement at the Kumtor Project.

        Continued movement of ice from the South East Ice Wall into the Kumtor Central pit above the high grade SB Zone section requires the mining of ice and waste to maintain Centerra's planned production of ore.

        During 2012, a substantial acceleration of ice movement, which was exacerbated by a 10-day illegal strike which occurred in early February 2012, required Centerra to revise Centerra's mine plan to maintain safe access to the Kumtor Central pit. Under the new mine plan, mining of cut-back 12B, where ore for the second quarter of 2012 was to be released, was stopped to permit pre-stripping of ice and waste in the southwest portion of the pit (cut-back 14B) and unloading of ice and waste material from the High Movement Area to provide access to the southeast section of the Kumtor Central pit. The changes to the mine plan and the delayed release of ore from cut-back 12B resulted in a seven week shutdown of the Kumtor mill and required Centerra to revise Centerra's 2012 production and cost guidance.

        In February 2014, increased movement of the South arm of the Davidov glacier required the construction of a buttress to ensure continued safe mining in the open pit.

        Although Centerra is employing extensive efforts to manage further waste and ice movements, there is no guarantee that such efforts will be successful or that further waste and ice movements will not adversely affect operations at the Kumtor project. Future movements could result in a significant interruption of operations, impede access to ore deposits, or require redeployment of mobile equipment away from mining of ore. Centerra may also experience a loss of mineral reserves or a material increase in costs if it is necessary to redesign the open pit and surrounding infrastructure as a result of waste and ice movements. The consequences of further ice movement into the Kumtor Central pit will depend upon the extent, location and timing of any such movement. If mining operations are interrupted to a significant magnitude or the mine experiences a significant loss of mineral reserves or materially higher costs of operation, this would have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra's operations and projects in the Kyrgyz Republic, Mongolia and Turkey are located in areas of seismic activity.

        The areas surrounding Centerra's Kumtor, Boroo and Öksüt projects are seismically active. While the risks of seismic activity were taken into account when determining the design criteria for Centerra's operations, there can be no assurance that Centerra's operations will not be adversely affected by this kind of activity, all of which could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Competition

Centerra's future prospects may suffer due to increased competition for mineral acquisition opportunities.

        Significant and increasing competition exists for mineral acquisition opportunities throughout the world, particularly for opportunities in jurisdictions considered politically safer. As a result of this competition, some of which is with large, better established mining companies with substantial capabilities and greater financial and technical resources, Centerra may be unable to acquire rights to exploit additional attractive mining properties on terms it considers acceptable. Accordingly, there can be no assurance that Centerra will acquire any interest in additional operations that would yield mineral reserves or result in commercial mining operations. Centerra's inability to acquire such interests could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition. Even if Centerra does acquire such interests, the resulting business arrangements may not ultimately prove beneficial to Centerra's business.

Financial Risks

Commodity Market

Centerra's business is sensitive to the volatility of gold prices.

        Centerra's revenue is largely dependent on the world market price of gold. Gold prices are subject to volatile movements over time and are affected by numerous factors beyond Centerra's control. These factors include: global supply and demand; central bank lending, sales and purchases; expectations for the future rate of inflation; the level of interest rates; the strength of, and confidence in, the U.S. dollar; market speculative activities; and global or regional political and economic events, including the performance of Asia's economies.

        If the market price of gold falls and remains below production costs of any of Centerra's mining operations for an extended period, losses would be sustained, and, under certain circumstances, there may be a curtailment or suspension of some or all of Centerra's mining and exploration activities. Centerra would also have to assess the economic impact of any sustained lower gold prices on recoverability and, therefore, the cut-off grade and level of Centerra's gold mineral reserves and resources. These factors could have an adverse impact on Centerra's future cash flows, earnings, results of operations, stated mineral reserves and financial condition.

Centerra's operations are sensitive to fuel price volatility.

        Centerra is also exposed to price volatility in respect of key inputs, the most significant of which is fuel. Increases in global fuel prices can materially increase operating costs, erode operating margins and project investment returns, and potentially reduce viable reserves. Conversely, a significant and sustained decline in world oil prices may offset other costs and improve returns.

Currency fluctuations.

        Centerra's earnings and cash flow may also be affected by fluctuations in the exchange rate between the U.S. dollar and other currencies, such as the Kyrgyz som, the Mongolian tugrik, the Turkish Lira, the Canadian dollar and the Euro. Centerra's consolidated financial statements are expressed in U.S. dollars. Centerra's sales of gold are denominated in U.S. dollars, while production costs and corporate administration costs are, in part, denominated in Kyrgyz soms, Mongolian tugriks, Turkish Lira, Canadian dollars, Euros and other currencies. Fluctuations in exchange rates between the U.S. dollar and other currencies may give rise to foreign exchange currency exposures, both favorable and unfavorable, which may materially impact Centerra's future financial results. Although from time to time Centerra enters into short-term forward contracts to purchase Canadian dollars and Euros, Centerra does not utilize a hedging program to limit the adverse effects of foreign exchange rate fluctuations in other currencies. In the case of the Kyrgyz som and the Mongolian tugrik, Centerra cannot hedge currency exchange risk because such currencies are not freely traded.

Economy, Credit and Liquidity

Global financial conditions.

        The financial crisis which began in the latter part of 2007 has resulted in global financial conditions which are characterized by continued high volatility, and financial institutions are still recovering from significant losses. Access to public financing and bank credit has been negatively impacted by the liquidity crisis as financial institutions saw their balance sheet impaired. Notwithstanding some improvement in the financial health of major financial institutions, continued concern over the pace of sustainable economic recovery in both developed and key developing nations has kept liquidity conditions constrained. Further, the significant decrease in the price of metals during 2013 along with sustained depressed prices over 2015 has affected investor interest in the sector. Global financial conditions may affect Centerra's ability to obtain equity or debt financing in the future on favorable terms. Additionally, these factors, as well as other related factors, may cause decreases in Centerra's asset values that may be other than temporary, which may result in impairment losses. These factors may also increase Centerra's exposure to financial counterparty risk. If such increased levels of volatility and market turmoil continue, or if more extensive disruptions of the global financial markets occur, Centerra's operations could be adversely impacted and the trading price of Centerra common shares may be adversely affected.

Centerra may experience reduced liquidity and difficulty in obtaining future financing.

        The further development and exploration of mineral properties in which Centerra holds or acquires interests may depend upon Centerra's ability to obtain financing through earn-in arrangements, debt financing, equity financing or other means. While Centerra recently successfully re-negotiated a five-year $150 million revolving credit facility with the European Bank for Reconstruction and Development ("EBRD") (of which $50 million is subject to a further condition precedent for drawdown), there is no assurance that Centerra will be successful in obtaining any additional financing if required in the future. Centerra's principal operations are located in Central Asia and other markets worldwide, some of which are developing areas that may have experienced past economic and political difficulties and may be perceived as unstable. This perceived increased country or political risk may make it more difficult for Centerra to obtain debt or equity financing. Failure to obtain additional financing on a timely basis may cause Centerra to postpone development plans, forfeit rights in Centerra's properties or partners or reduce or terminate Centerra's operations. Reduced liquidity or difficulty in obtaining future financing could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Restrictive covenants in Centerra's revolving credit facility may prevent Centerra from pursuing business activities.

        Pursuant to Centerra's revolving credit facility with EBRD, Centerra must maintain certain financial ratios and satisfy other non-financial maintenance covenants. Centerra and Centerra's material subsidiaries are also subject to other restrictive and affirmative covenants in respect of Centerra's respective operations. Following the closing of the Centerra Debt Financing, Centerra and its material subsidiaries will become subject to similar restrictive and affirmative covenants pursuant to the New Credit Facilities. Compliance with these covenants and financial ratios may impair Centerra's ability to finance Centerra's future operations or capital needs or to take advantage of other favorable business opportunities. Centerra's ability to comply with these covenants and financial ratios will depend on Centerra's future performance, which may be affected by events beyond Centerra's control. Centerra's failure to comply with any of these covenants or financial ratios will result in a default under the applicable credit agreement and may result in the acceleration of any indebtedness under such credit agreement. In the event of a default where Centerra is unable to repay any amounts then outstanding, the lender may be entitled to take possession of the collateral securing the applicable credit facility to the extent required to repay those borrowings.

Counterparty

Short-term investment risks.

        Centerra may, from time to time, invest excess cash balances in short-term instruments. Recent market conditions affecting certain types of short-term investments of some North American and European issuers and certain financial institutions have resulted in heightened risk in holding some of these investments. There can be no guarantee that further market disruptions affecting various short-term investments or the potential failure of financial institutions will not have a negative effect on the liquidity of Centerra's investments.

Concentration Risk

As a holding company, Centerra's ability to make payments depends on the cash flows of its subsidiaries.

        Centerra is a holding company that conducts substantially all of its operations through subsidiaries, many of which are incorporated outside North America. Centerra has no direct operations and no significant assets other than the shares of Centerra's subsidiaries. Therefore, Centerra is dependent on the cash flows of Centerra's subsidiaries to meet Centerra's obligations, including payment of principal and interest on any debt Centerra incurs. The ability of Centerra's subsidiaries to provide the parent company with payments may be constrained by the following factors: (i) the cash flows generated by operations, investment activities and financing activities; (ii) the level of taxation, particularly corporate profits and withholding taxes, in the jurisdiction in which they operate and in Canada; and (iii) the introduction of exchange controls and repatriation restrictions or the availability of hard currency to be repatriated. A significant majority of Centerra's cash flows are currently generated by its operations in the Kyrgyz Republic. In the past, the Kyrgyz Government has challenged the legality of certain regular-course inter-company dividends paid from Kumtor Gold Company to its wholly owned parent company, Centerra. Such dispute relating to a dividend paid in 2013 is currently still before the Kyrgyz courts. Centerra continues to refute the Kyrgyz Government's allegations.

        If Centerra is unable to receive sufficient cash from Centerra's subsidiaries, it may be required to refinance Centerra's indebtedness, raise funds in a public or private equity or debt offering or sell some or all of Centerra's assets. Centerra can provide no assurances that an offering of Centerra's debt or equity or a refinancing of Centerra's debt can or will be completed on satisfactory terms, if at all, or that it would be sufficient to enable Centerra to make payment with respect to Centerra's debt. The foregoing events could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Operational Risks

Health, Safety and Environment

Centerra is subject to environmental, health and safety risks.

        Centerra expends significant financial and managerial resources to comply with a complex set of environmental, health and safety laws, regulations, guidelines and permitting requirements (for the purpose of this paragraph, "laws") drawn from a number of different jurisdictions. Centerra believes it is in material compliance with these laws. The historical trend that Centerra observes is toward stricter laws, and it expects this trend to continue. The possibility of more stringent laws or more rigorous enforcement of existing laws exists in the areas of worker health and safety, the disposition of wastes, the decommissioning and reclamation of mining sites, restriction of areas where exploration, development and mining activities may take place, consumption and treatment of water, and other environmental matters, each of which could have a material adverse effect on Centerra's exploration activities, operations and the cost or the viability of a particular project.

        Centerra's facilities operate under various operating and environmental permits, licenses and approvals that contain conditions that must be met and Centerra's right to continue operating Centerra's facilities is, in a number of instances, dependent upon compliance with these conditions. Failure to meet certain of these conditions could result in interruption or closure of exploration, development or mining operations or material fines or penalties, all of which could have an adverse impact on Centerra's future cash flows, earnings, results of operations, financial condition, and reputation. Centerra is unable to quantify the costs of such a failure.

Centerra's workforce may be exposed to widespread pandemic.

        Centerra's operations are located in areas relatively remote from local towns and villages and represent a concentration of personnel working and residing in close proximity to one another. Further, the sites receive frequent visitors from all over the world, and a number of employees travel frequently abroad. Should an employee or visitor become infected with a serious illness that has the potential to spread rapidly, this could place Centerra's workforce at risk. The 2014 outbreak of the Ebola virus in several African countries is one example of such an illness. Centerra takes every precaution to strictly follow industrial hygiene and occupational health guidelines, and medical services are in place along with pandemic management protocols. There can be no assurance that the Ebola virus or another infectious illness will not impact Centerra personnel and ultimately its operations.

The Kumtor Project is subject to significant claims of environmental damage.

        Starting from December 2012, Centerra received various claims from Kyrgyz regulatory authorities alleging significant environmental damages at the Kumtor project which Centerra refutes. Currently, four of these claims are before the Kyrgyz courts and allege damages of approximately $473 million (at the relevant exchange rates at the time of such claims). From time to time, Kumtor also receives other claims from regulatory agencies for damages which are later withdrawn or for which court claims are not commenced. In December 2015, Centerra received a claim filed by the Green Party of Kyrgyzstan filed with the Bishkek Inter-District Court which seeks damages of approximately $5.8 billion for alleged environmental damages arising from the Kumtor operations since 1996. Centerra understands that the court rejected the claim on procedural grounds. In any event, Centerra believes that the claim is without merit. The claim by the Green Party relates to allegations substantially similar to the other outstanding court claims for environmental damage commenced by Kyrgyz regulatory authorities, and is substantially similar to a similar claim commenced by the Green Party in 2013 which was subsequently withdrawn.

        While Centerra believes that the allegations contained in these claims are exaggerated or without foundation and are subject to the Release Agreement between Centerra and the Kyrgyz Republic dated June 6, 2009, there can be no assurance that the claims of environmental damage from such regulatory authorities or the Green Party of Kyrgyzstan will not be upheld and enforced. If such claims should be upheld and enforced against Centerra, it could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition. In addition, additional claims for alleged environmental violations may be forthcoming.

Centerra's operations use cyanide.

        The Kumtor operations employ sodium cyanide, which is a hazardous material, to extract gold from ore. The Öksüt and Gatsuurt projects, if they proceed to production, will also use gold processing technology in which cyanide is used. There is inherent risk of unintended discharge of hazardous materials in the operation of leach pads.

        If any spills or discharges of sodium cyanide were to occur (at site or during transport), Centerra could become subject to liability for remediation costs, which could be significant and may not be insured against. In addition, production could be delayed or halted to allow for remediation, resulting in a reduction or loss of cash flow. Finally, increased sensitivity in respect to the use of cyanide and the potential and perceived environmental impacts of cyanide use in mining operations could exacerbate potential reputational damage to Centerra in the event of a cyanide release. While Centerra takes appropriate steps to prevent discharges and accidental releases of sodium cyanide and other hazardous materials into the ground water, surface water and the downstream environment, there is inherent risk in the operation of gold processing facilities and there can be no assurance that a release of hazardous materials will not occur.

There is currently a capacity shortfall of the tailings management facility at Kumtor.

        The Kumtor tailings dam design is currently approved by the Kyrgyz authorities to an elevation of 3,670.5 metres. The dam crest is presently at an elevation of 3,667 metres. The dam crest is regularly raised, and Kumtor is required to apply and obtain permits from the Kyrgyz Government from time to time to address the interim raising and construction activities. The existing facility will reach its permitted capacity (1.5 metre freeboard at a dam elevation of 3,670.5 metres) in 2020. The remaining approved capacity of the tailings management facility is insufficient to store all of the 45 million cubic metres of tailings (68.6 million tonnes of ore) to be processed in the current life-of-mine plan. To accommodate the shortfall, Centerra intends to raise the existing tailings dam by approximately seven metres to a crest elevation of 3,677.5 metres, which requires approvals from relevant Kyrgyz authorities. If permitting of this option cannot be obtained, additional capital expenditures beyond those in the current capital budget for the new life-of-mine plan would have to be incurred.

        While Centerra has obtained the necessary permits and authorizations in the past in connection with tailings dam raises, there are no assurances that such permits and authorizations can be obtained in the future or obtained in the timeframe required by Centerra. If all necessary permits and authorizations are not obtained, delays in, or interruptions or cessation of Centerra's production from the Kumtor Project may occur, which may have an adverse impact on Centerra's future cash flows, earnings, results of operations or financial condition.

        Centerra may also be subject to liability or sustain losses in relation to certain risks and hazards against which it cannot insure or for which it may elect not to insure. The occurrence of operational risks and/or a shortfall or lack of insurance coverage could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra faces substantial decommissioning and reclamation costs.

        Centerra is required to establish at each of Centerra's mine sites and development projects a decommissioning and reclamation plan. Provision must be made for the cost of decommissioning and reclamation for operating sites. These costs can be significant and are subject to change. Centerra cannot predict what level of decommissioning and reclamation may be required in the future by regulators. If it is required to comply with significant additional regulations or if the actual cost of future decommissioning and reclamation is significantly higher than current estimates, this could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Asset Management

Centerra may experience mechanical breakdowns.

        Centerra's gold production operations at the Kumtor Project use expensive, large mining and processing equipment that requires a long time to procure, build and install. Although it conducts extensive preventive maintenance programs, there can be no assurance that Centerra will not experience mechanical breakdowns of mining and processing equipment.

        In the past, Centerra has experienced such mechanical breakdowns, which have resulted in unplanned mill shutdowns and reduced mill capacity. In addition, obtaining replacement components for the equipment can take considerable time which may also impact production.

        Any extended breakdown in mining or processing equipment could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial conditions.

Human Resources

The Kumtor Project is unionized and may be subject to labour disturbances.

        Non-management employees at Kumtor (including those in head office) are unionized and subject to collective agreements. At Kumtor, a 2-year collective bargaining agreement was approved and ratified in January 2015. There can be no assurance that, when this agreement expires, there will not be any delays in the renewal process, that negotiations will not prove difficult or that Centerra will be able to renegotiate the collective agreement on satisfactory terms, or at all. The renewal of the collective agreement could result in higher on-going labor costs, which could have a material adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

        Centerra could be subject to labour unrest or other labour disturbances including strikes as a result of any failure of negotiations which could, while ongoing, have a material adverse impact on Centerra, including the achievement of any annual production guidelines and costs estimates. On February 6, 2012, unionized employees at the Kumtor Project began a 10-day illegal strike, during which operations at the mine were suspended. The illegal work stoppage related to a dispute regarding social fund deductions, which resulted in higher labour costs, of approximately $2 million (for 2012). Existing collective agreements may not prevent a strike or work stoppage, and any such work stoppage could have a material adverse impact on us.

Centerra's success depends on its ability to attract and retain qualified personnel.

        Recruiting and retaining qualified personnel is critical to Centerra's success. The number of persons skilled in the acquisition, exploration and development of mining properties is limited and competition for such persons is intense. As Centerra's business activity grows, it will require additional key financial, administrative and mining personnel as well as additional operations staff. The Restated Concession Agreement relating to the Kumtor operations also requires two thirds of all administrative or technical personnel to be citizens of the Kyrgyz Republic. However, it has been necessary to engage expatriate workers for Centerra's operations in Mongolia and the Kyrgyz Republic because of the shortage locally of trained personnel. Although Centerra believes that it will be successful in attracting, training and retaining qualified personnel, there can be no assurance of such success. If Centerra is not successful in attracting and training qualified personnel, the efficiency of Centerra's operations could be affected, which could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition. Further, the closure of Boroo operations in 2015, combined with ongoing delays in receiving necessary approvals to develop the Gatsuurt deposit and prolong operations in Mongolia has resulted in personnel departures. There is no assurance that Centerra will be able to re-hire required personnel, should the Gatsuurt project proceed to development. This risk is heightened by the increased presence of new companies in the country seeking qualified personnel. Further, the increased risk associated with potential reduced control by Centerra over its Kyrgyz operation with increased control therein by the Kyrgyz Government may have an adverse effect on employee morale potentially leading to the departure of some employees.

Supply Chain

Centerra's properties are located in remote locations and require a long lead time for equipment and supplies.

        Centerra operates in remote locations and depends on an uninterrupted flow of materials, supplies and services to those locations. In addition, Kumtor uses expensive and large equipment that requires a long time to procure, build and install. Access to the Kumtor project has been restricted on several occasions by illegal roadblocks. Should the Gatsuurt deposit receive the necessary approvals for development and operation, existing milling equipment may need to be purchased to replace ageing equipment at the Boroo mill. Any interruptions to the procurement of equipment, or the flow of materials, supplies and services to Centerra's properties could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

Centerra's operations may be impacted by supply chain disruptions.

        Centerra's operations depend on uninterrupted supply of key consumables, equipment and components. Centerra's Kyrgyz operations are limited with respect to alternative suppliers of fuel, and any disruption at supplier facilities could result in curtailment or suspension of operations. In addition, major equipment and components and certain key consumables are imported. Recent and potential future economic sanctions imposed on Russia by the U.S. and European Union in 2014, may impact delivery of goods and services to the Kumtor operation. The accession of the Kyrgyz Republic to the Eurasian Economic Union may also impact Kumtor supply chains. Any disruption in the transportation of or restriction in the flow of these goods or the imposition of customs clearance requirements may result in production delays.

Information Technology Systems

Centerra's critical operating systems may be compromised.

        Cyber threats have evolved in severity, frequency and sophistication in recent years, and target entities are no longer primarily from the financial or retail sectors. Individuals engaging in cybercrime may target corruption of systems or data, or theft of sensitive data. While Centerra invests in robust security systems to detect and block inappropriate or illegal access to its key systems, including SCADA operating systems at Centerra's operations, and regularly review policies, procedures and protocols to ensure data and system integrity, there can be no assurance that a critical system is not inadvertently or intentionally breached and compromised. This may result in business interruption losses, equipment damage, or loss of critical or sensitive information.

Insurance

Centerra may not be adequately insured for certain risks.

        Although Centerra maintains insurance to cover some of the operational risks and hazards in amounts it believes to be reasonable, insurance may not provide adequate coverage or may not be available in all circumstances. No assurance can be given that insurance will continue to be available at economically feasible premiums or that it will provide sufficient coverage for losses related to these or other risks and hazards.

        Centerra may also be subject to liability or sustain losses in relation to certain risks and hazards against which Centerra cannot insure or for which it may elect not to insure. The occurrence of operational risks and/or a shortfall or lack of insurance coverage could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

THE COMPANIES

Centerra

        Centerra is a Canadian-based gold mining company engaged in operating, developing, acquiring and exploring gold properties in Asia, North America and other markets worldwide. Centerra is the largest Western-based gold producer in Central Asia with one operating gold mine located in the Kyrgyz Republic. In 2015, Centerra produced 536,920 ounces of gold from its operations. Centerra was incorporated under the CBCA in November 2002 under the name 4122216 Canada Limited. Centerra changed its name in December 2002 to Kumtor Mountain Holdings Corporation and in December 2003 to Centerra Gold Inc.

        The Centerra common shares are listed under the symbol "CG" on the TSX. Centerra's principal executive offices are located at 1 University Avenue, Suite 1500, Toronto, Ontario, Canada M5J 2P1, its telephone is (416) 204-1953 and its website is www.centerragold.com. The information contained in, or that can be accessed through, Centerra's website is not incorporated by reference in this proxy statement and you should not consider information contained on Centerra's website as part of this proxy statement. For additional information about Centerra, see "Additional Information about Centerra" and "Where You Can Find Additional Information" in this proxy statement.

Thompson Creek

        Thompson Creek, a corporation continued under the BCBCA, is a North American mining company engaged in the full mining cycle, which includes acquisition, exploration, development and operation of mineral properties. Thompson Creek's principal operating property is its 100%-owned Mount Milligan Mine, an open-pit copper and gold mine and concentrator in British Columbia, Canada. Thompson Creek's molybdenum assets consist of its 100%-owned Thompson Creek Mine, an open-pit molybdenum mine and concentrator in Idaho, its 75% joint venture interest in the Endako Mine, an open-pit molybdenum mine, concentrator and roaster in British Columbia, Canada, both of which have been placed on care and maintenance, and its Langeloth Metallurgical Facility in Pennsylvania. Thompson Creek's development and exploration projects include the Berg and IKE properties, both copper, molybdenum and silver exploration properties located in British Columbia, Canada.

        The Thompson Creek common shares are listed under the symbol "TCM" on the TSX and under the symbol "TCPTF" on the OTCQX. Thompson Creek's principal executive offices are located at 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, its telephone is (303) 761-8801 and its website is www.thompsoncreekmetals.com. The information contained in, or that can be accessed through, Thompson Creek's website is not incorporated by reference in this proxy statement and you should not consider information contained on Thompson Creek's website as part of this proxy statement. For additional information about Thompson Creek, see "Where You Can Find Additional Information" in this proxy statement.

 SPECIAL MEETING OF SHAREHOLDERS OF THOMPSON CREEK

General

        This proxy statement is furnished in connection with the solicitation of proxies by the Thompson Creek Board for use at the Special Meeting and any adjournments or postponements of the Special Meeting. Thompson Creek intends to begin mailing this proxy statement, the attached Notice of Special Meeting of Shareholders and the accompanying proxy card on or about September 19, 2016.

Date, Time and Place of the Special Meeting

        The Special Meeting will be held on October 18, 2016, at 10:00 a.m., local time, at our corporate headquarters located at 26 West Dry Creek Circle, Second Floor, Littleton, Colorado 80120.

        If you are a registered shareholder of Thompson Creek, you may attend the Special Meeting and vote in person the Thompson Creek common shares you hold directly in your name. If you choose to attend the Special Meeting, you must present valid government-issued photo identification such as a driver's license or passport. If you want to vote in person at the Special Meeting and you hold Thompson Creek common shares through a broker, bank, custodian, nominee or other intermediary, you must present valid government-issued photo identification such as a driver's license or passport and a power of attorney or other proxy authority from your broker, bank, custodian, nominee or other intermediary. Please also bring to the Special Meeting your account statement evidencing your beneficial ownership of Thompson Creek common shares as of the Record Date. Thompson Creek reserves the right to refuse admittance to anyone without proper proof of share ownership and without proper photo identification.

Matters to be Considered at the Special Meeting

        At the Special Meeting, Thompson Creek shareholders will be asked to:

  (1)
  consider and vote upon the Arrangement Resolution; and

  (2)
  consider and vote upon a proposal to approve, on a non-binding, advisory basis, the named executive officer Arrangement-related compensation.

        Shareholders may also be asked to transact such other business as may properly be brought before the Special Meeting or any adjournments or postponements of the Special Meeting, by or at the direction of the Thompson Creek Board.

        Thompson Creek shareholders must approve and adopt the Arrangement Resolution as a condition to the completion of the Arrangement. If Thompson Creek shareholders fail to approve and adopt the Arrangement Resolution, the Arrangement will not occur.

        The vote on the proposal to approve, on an advisory basis, the named executive officer Arrangement-related compensation is separate from the vote to approve and adopt the Arrangement Resolution. Accordingly, a shareholder may vote to approve and adopt the Arrangement Resolution and not to approve and adopt the named executive officer Arrangement-related compensation proposal, and vice versa. Because the vote on the named executive officer Arrangement-related proposal is only advisory in nature, it will not be binding on Thompson Creek, Centerra, or their respective boards of directors or compensation committees thereof. Accordingly, because Thompson Creek is contractually obligated to pay such arrangement-related compensation, the compensation will be payable, subject only to the conditions applicable thereto, if the Arrangement Resolution is approved, regardless of the outcome of the advisory vote.

        Other than the matters described above, Thompson Creek does not expect a vote to be taken on any other matters at the Special Meeting or any adjournment or postponement thereof. However, if any other matters are properly brought before the Special Meeting or any adjournment or postponement thereof for consideration, the holders of proxies will have discretion to vote on such matters in accordance with their best judgment.

Recommendation of the Thompson Creek Board of Directors

        The Thompson Creek Board, after consultation with its financial and legal advisors and taking into account the opinion of BMO Capital Markets and such other matters as it considered necessary and relevant, including the factors set out under the heading "The Arrangement—Reasons for the Arrangement", has determined that the Arrangement is fair to Thompson Creek shareholders and in the best interests of Thompson Creek, and recommends that Thompson Creek shareholders vote:

  •
  "FOR" the Arrangement Resolution; and

  •
  "FOR" the proposal to approve, on a non-binding, advisory basis, the named executive officer Arrangement-related compensation.

        See "The Arrangement—Recommendation of the Thompson Creek Board of Directors."

Record Date and Outstanding Shares

        The close of business on September 12, 2016 has been fixed as the Record Date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment thereof.

        As of the close of business on the Record Date, there were 222,782,042 Thompson Creek common shares outstanding and entitled to vote at the Special Meeting. Each holder of Thompson Creek common shares is entitled to one vote for each share owned as of the Record Date.

        Holders of Thompson Creek common shares on the Record Date may vote their Thompson Creek common shares in person at the Special Meeting or by proxy as described below under "Voting by Proxy or in Person."

Quorum

        The quorum for the transaction of business at the Special Meeting is two persons, present in person, each being a Thompson Creek shareholder entitled to vote at the Special Meeting or a duly appointed proxy for a Thompson Creek shareholder so entitled, representing at least 25% of the Thompson Creek common shares entitled to vote at the Special Meeting. As of the Record Date, Thompson Creek had 222,782,042 common shares outstanding. Therefore, the presence of at least two holders of Thompson Creek's common shares or a duly appointed proxy for a shareholder so entitled, representing at least 55,695,511 votes, will be required to establish a quorum.

Required Vote

        Arrangement Resolution.    The affirmative vote of the holders of two thirds of the votes cast by Thompson Creek shareholders in person or by proxy at the Special Meeting will be required to approve the Arrangement Resolution.

        Named Executive Officer Arrangement-Related Compensation.    In accordance with Section 14A of the Exchange Act, Thompson Creek is providing its shareholders with the opportunity to approve, by a non-binding, advisory vote, certain compensation payments for Thompson Creek's named executive officers in connection with the Arrangement, as discussed in the section entitled "Advisory Vote Regarding Arrangement-Related Compensation for Thompson Creek Named Executive Officers" of this proxy statement. The affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the Special Meeting will be required for the approval of this proposal.

        See "Unvoted Shares" below.

Voting by Thompson Creek's Directors and Executive Officers

        At the close of business on the Record Date for the Special Meeting, Thompson Creek's directors and executive officers and their affiliates had the right to vote 1,380,196 Thompson Creek common shares at the Special Meeting, which represents less than 1% of the Thompson Creek common shares entitled to vote at the Special Meeting. In addition, certain directors and executive officers of Thompson Creek, in his or her capacity as a shareholder of Thompson Creek, entered into a voting and support agreement with Centerra concurrently and in connection with Thompson Creek's execution of the Arrangement Agreement. Subject to specified conditions, the voting and support agreements provide for such directors and executive officers to vote all Thompson Creek common shares beneficially owned by them in favor of the Arrangement Resolution and to support the actions necessary to consummate the Arrangement.

Voting by Proxy or in Person

        Giving a proxy means that a Thompson Creek shareholder authorizes the persons named in the enclosed proxy card to vote such shareholder's shares at the Special Meeting in the manner such shareholder directs.

        If you are a registered shareholder, you may vote by mail, by facsimile or on the Internet, in each case by proxy, all as further described below.

  •
  By Mail or Facsimile—In order to vote by mail or facsimile, you must complete, sign and date the proxy card and return it to TSX Trust Company in the envelope provided or to the facsimile number specified on the proxy card, as applicable. The persons named as proxy holders in the proxy card are officers and directors of the Thompson Creek. If you want to appoint some other person to serve as your proxy holder to cast your vote at the Special Meeting, you may do so and the person need not be a shareholder. If you wish to do so, you should insert the other person's name in the blank space provided in the enclosed form of proxy. If you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card as proxy holders will vote the shares represented by that proxy as recommended by the Thompson Creek Board.

  •
  On the Internet—Instructions are included with the proxy card that indicate whether the way your shares are held permits you to vote over the Internet and how to vote using such alternate means.

        Additionally, Thompson Creek may use the Broadridge QuickVote™ service to assist non-registered shareholders with voting their Thompson Creek common shares. Non-registered shareholders may be contacted by Kingsdale Shareholder Services, Thompson Creek's proxy solicitor, to conveniently obtain a vote directly over the telephone. Broadridge then tabulates the results of all instructions received and provides the appropriate instructions with respect to the Thompson Creek common shares to be represented at the Special Meeting.

        Each registered shareholder of Thompson Creek who does not expect to be present at the Special Meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the enclosed proxy and return it promptly in the enclosed return envelope, by facsimile or vote on the Internet.

        If you are the beneficial owner of Thompson Creek common shares held through a broker, bank, custodian, nominee or other intermediary, please follow the voting instructions provided by your broker, bank, custodian, nominee or other intermediary.

        Each properly signed proxy received prior to the Special Meeting and not revoked before the vote at the Special Meeting will be voted at the Special Meeting according to the instructions indicated on the proxy or, if no instructions are given on a properly signed proxy, the shares represented by such proxy will be voted "FOR" the Arrangement Resolution and "FOR" the proposal to approve the named executive officer arrangement-related compensation.

        Thompson Creek requests that shareholders complete and sign the accompanying proxy card and return it in the enclosed postage-paid envelope, by facsimile or submit the proxy by the Internet as soon as possible.

        If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. If you are the beneficial owner of shares held in "street name" through a broker, bank, custodian, nominee or other intermediary, you must obtain a proxy from the registered shareholder to vote such shares in person at the Special Meeting. Whether or not you plan to attend the Special Meeting, Thompson Creek requests that each shareholder complete, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-paid envelope or by facsimile, or submit a proxy through the Internet as described in the instructions in the proxy card. This will not prevent any shareholder from voting in person at the Special Meeting but will assure that the shareholder's vote is counted if such shareholder is unable to attend the Special Meeting.

Revocability of Proxies and Changing Your Vote

        If you are the registered shareholder, you may change your vote by submitting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice to Thompson Creek at its principal office at 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, Attention: Corporate Secretary, that you wish to revoke a proxy that has already been submitted at any time up to and including the last business day preceding the day of the Special Meeting, or by notifying the Chair of the Special Meeting on the day of the Special Meeting that you wish to revoke a proxy that has already been submitted. Attendance at the Special Meeting will not, by itself, revoke your proxy or change your vote.

        If you are the beneficial owner of shares held in "street name" through a broker, bank, custodian, nominee or other intermediary, you may change your vote by submitting new voting instructions to your broker, bank, custodian, nominee or other intermediary according to the instructions provided by your broker, bank, custodian, nominee or other intermediary or, if you have obtained a legal proxy from your broker, bank, custodian, nominee or other intermediary giving you the right to vote your shares, by attending and voting in person at the Special Meeting.

Unvoted Shares

        Under the rules applicable to broker-dealers in the U.S., brokers, banks and other nominee registered shareholders holding shares in "street name," such registered shareholders have the authority to vote on routine proposals when they have not received instructions from beneficial owners. However, brokers, banks and other nominee registered shareholders are precluded from exercising their voting discretion with respect to the approval of non-routine matters, including either of the two proposals set forth in this proxy statement. As a result, absent specific instructions from the beneficial owner, brokers, banks and other nominee registered shareholders are not empowered to vote those "street name" shares in connection with the Special Meeting proposals.

        Unvoted shares will have no effect on the outcome of the vote for any of the proposals set forth in this proxy statement because the vote required for approval of each of these proposals is based on the number of shares actually voted on the proposal, whether in person or by proxy.

        All beneficial owners of Thompson Creek common shares are urged to submit their proxy to indicate their votes or to contact the registered shareholder of their shares to provide instructions on how to vote their shares.

Failure to Vote

        If you are a registered shareholder and you do not sign and return your proxy card by mail or facsimile, or vote over the Internet, or in person at the Special Meeting, your shares will not be voted at the Special Meeting, will not be counted as present in person or by proxy at the Special Meeting and will not be counted as present for purposes of determining whether a quorum exists.

        As discussed above, under the rules applicable to broker-dealers in the U.S., brokers, banks and other nominee registered shareholders do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. Accordingly, if you are the beneficial owner of shares held in "street name" by a broker, bank, custodian, nominee or other intermediary and you do not issue voting instructions to your broker, bank, custodian, nominee or other intermediary, your shares will not be voted at the Special Meeting and will not be counted as present in person or by proxy at the Special Meeting or counted as present for purposes of determining whether a quorum exists.

Inspector of Elections; Tabulation of Votes

        The Thompson Creek Board has appointed Equity Financial Trust Company, its transfer agent and registrar, to serve as scrutineer or inspector of elections to tabulate and certify the votes at the Special Meeting. The scrutineer/inspector of elections will determine the number of shares represented at the Special Meeting, the existence of a quorum and the validity of proxies and ballots, and will count all votes and ballots.

Solicitation of Proxies

        This proxy statement is furnished in connection with the solicitation of proxies by the Thompson Creek Board to be voted at the Special Meeting. Thompson Creek will bear all costs and expenses in connection with the solicitation of proxies. Thompson Creek has engaged Kingsdale Shareholder Services to assist in the solicitation of proxies, for a proxy solicitation fee of approximately $65,000, plus reimbursement of reasonable expenses. If you have questions about the Special Meeting or need assistance completing your form of proxy, please contact Kingsdale Shareholder Services at 1-866-581-1479 toll-free in North America or 416-867-2272, outside of North America, or by email at contactus@kingsdaleshareholder.com. In addition to the mailing of the notice and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Thompson Creek's directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Thompson Creek also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Householding

        Beneficial holders who own their shares through a broker, bank, custodian, nominee or other intermediary and who share an address with another such beneficial owner are only being sent one set of proxy materials, unless such holders have provided contrary instructions. If you wish to receive a separate copy of these proxy materials, please contact (i) Thompson Creek's Director of Investor Relations by phone at (303) 762-3526, or by writing to Investor Relations, Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, or (ii) Kingsdale Shareholder Services at 1-866-581-1479 toll-free in North America or 416-867-2272, outside of North

America, or by email at contactus@kingsdaleshareholder.com. We or Kingsdale Shareholder Services will promptly deliver upon request, free of charge, a separate copy of these proxy materials to any holder at a shared address to which a single copy of the proxy materials was delivered.

Adjournment

        Under Thompson Creek's articles, the chair of a meeting of Thompson Creek shareholders may, and if so directed by the Special Meeting, must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any meeting reconvened after an adjournment other than the business left unfinished at the meeting from which the adjournment took place. It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of Thompson Creek shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

THE ARRANGEMENT

        At the Special Meeting, Thompson Creek shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution to approve the Arrangement under the BCBCA pursuant to the terms of the Arrangement Agreement and the related Plan of Arrangement.

        In order to become effective, the Arrangement must be approved by at least two-thirds of the votes cast by Thompson Creek shareholders, present in person or by proxy at the Special Meeting. A copy of the Arrangement Resolution is set out in Annex B of this proxy statement.

        Unless otherwise directed, it is Thompson Creek management's intention to vote FOR the Arrangement Resolution. If you do not specify how you want your Thompson Creek common shares voted, the persons named as proxyholders will cast the votes represented by your proxy at the Special Meeting FOR the Arrangement Resolution.

        If the Arrangement is approved at the Special Meeting and the Final Order approving the Arrangement is issued by the Court and the applicable conditions to the completion of the Arrangement are satisfied or waived, the Arrangement will take effect commencing at the Effective Time (which will be at 12:01 a.m. (Vancouver time)) on the Effective Date (which is expected to be on or about October 20, 2016).

Background to the Arrangement

        Thompson Creek's management and the Thompson Creek Board continually review Thompson Creek's long-term strategic plan and prospects with the goal of maximizing stakeholder value. As part of this ongoing process, Thompson Creek management and the Thompson Creek Board regularly evaluate cash flow forecasts, potential financing and refinancing alternatives and strategic alternatives relating to Thompson Creek's businesses, including numerous discussions with third parties. As discussed below, these evaluations became more intensive and continual as commodity prices decreased and the 2017 Notes neared maturity.

        In the fourth quarter of 2012, Thompson Creek's management and the Thompson Creek Board made the decision to discontinue stripping for the next phase of mining at its Thompson Creek molybdenum mine as a result of anticipated lower future molybdenum prices together with the requirement to conserve cash to complete the construction and development of the Mount Milligan Mine. Molybdenum prices continued to decline in 2013 and 2014. In 2014, Thompson Creek explored the sale of its molybdenum business but its efforts were hampered by the declining molybdenum market and advancing reclamation liabilities. In late 2014, Thompson Creek's management and the Thompson Creek Board made the decision to put the Thompson Creek molybdenum mine on care and maintenance and the Endako molybdenum mine on temporary suspension at the end of 2014. After monitoring molybdenum price during the first half of 2015, Thompson Creek's management and the Thompson Creek Board, together with the Endako joint venture partner, determined, due to continuing and expected declines in the molybdenum price, to put the Endako mine on care and maintenance in July 2015. During 2014 and 2015, Thompson Creek also implemented multiple cost cutting measures and reductions in staff.

        Thompson Creek incurred significant debt in connection with the expansion of the Endako concentrator and the construction and development of the Mount Milligan Mine. The Mount Milligan Mine commenced production in late 2013 and continued to ramp-up to design capacity in 2014 and 2015. As a result of declines in metals prices, which would adversely impact Thompson Creek's ability to generate cash flows to repay in full the outstanding Notes upon maturity, management and the Thompson Creek Board recognized that Thompson Creek would likely need to refinance the outstanding Notes on or prior to their stated maturities. In June 2014, management and the Thompson

Creek Board opportunistically completed an exchange offer whereby 86.4% of Thompson Creek's then outstanding tangible equity units were tendered in exchange for Thompson Creek common shares. This transaction resulted in future principal and interest cash savings of $11.7 million. The remaining 13.6% of the tangible equity units were settled per their terms in May 2015. Additionally, in December 2014 and the first half of 2015, Thompson Creek opportunistically repurchased and retired a portion of the Notes, which resulted in reducing the outstanding Notes by $67 million with future principal and interest cash savings of approximately $22 million. Additionally, during 2014 and the first half of 2015, numerous refinancing discussions were conducted with third parties but given the continued ramp-up of the Mount Milligan Mine and the execution risk, the indicative refinancing terms were not deemed sufficient to move forward. Thompson Creek management's and the Thompson Creek Board's expectation was that the Mount Milligan Mine would complete its ramp-up by the end of 2015 and a more favorable refinancing transaction could be executed.

        During the second half of 2015 and the first quarter of 2016, commodity prices declined significantly, with prices for Thompson Creek's payable commodities reaching new six to seven year lows in late 2015 and early 2016 of $1.96 per pound of copper on January 15, 2016, $1,051 per ounce of gold on December 17, 2015, and $13.68 per ounce of silver on December 14, 2015 and a new twelve year low of $4.45 per pound of molybdenum on November 18, 2015. Given these difficult market conditions and depressed commodity prices, Thompson Creek foresaw significant liquidity challenges as it approached the maturity of the Notes leading to a significant risk that it might be unable to continue as a going concern if it were unable to repay or restructure the Notes on favorable terms. Refinancing discussions with third parties continued in the last half of 2015.

        In October 2015, Thompson Creek's management and the Thompson Creek Board engaged a third party advisor to pursue monetizing a portion of the gold stream agreement with Royal Gold to finance a payoff of the 2017 Notes. This was unsuccessful as potential investors were wary of the continuing debt level with the 2018 Notes and the 2019 Notes remaining outstanding post-transaction. Thompson Creek's management and the Thompson Creek Board remained actively engaged and constantly considered various ways to optimize the capital structure and pay down the Notes in the midst of the difficult commodity price environment facing Thompson Creek. As commodity prices declined and Thompson Creek's debt maturity neared, Thompson Creek's stock price on the New York Stock Exchange ("NYSE") declined from a high of $9.50 per share in early 2012 to a low of $0.07 in early 2016.

        On July 6, 2015, Thompson Creek received a written notice from the NYSE that it was not in compliance with the continued listing standards of the NYSE, which requires that the average closing price of a listed company's common shares be above $1.00 per share over a consecutive 30-day trading period. The notice provided Thompson Creek six months to regain compliance with the minimum price requirements.

        In September 2015, Jacques Perron, Thompson Creek's President and Chief Executive Officer received an inbound inquiry from a strategic acquirer ("Party A") regarding a potential business combination with Thompson Creek. After executing a confidentiality and standstill agreement, Party A conducted due diligence on Thompson Creek, and Thompson Creek's management conducted high-level due diligence on Party A. At this time, management recommended to the Thompson Creek Board that Thompson Creek engage financial advisors to assist it in reviewing its strategic alternatives, including a potential sale of the company to, or business combination with, Party A or other potential acquirers, asset sales or a refinancing or restructuring of Thompson Creek's debt. Thompson Creek reviewed and evaluated numerous proposals from financial advisors.

        On November 5, 2015, the Thompson Creek Board met with representatives of BMO Capital Markets, and on November 7, 2015, the Thompson Creek Board met with representatives of Moelis & Company ("Moelis"), in each instance, to receive a presentation regarding industry expertise, transactional and financial advice, and to receive the advisors' views on market conditions, potential opportunities and timing required for a potential acquisition or refinancing and restructuring transaction. The Thompson Creek Board also received a presentation on its fiduciary duties from legal counsel. At these meetings, the Thompson Creek Board discussed the advantages of establishing a committee of independent directors to review, evaluate and negotiate the terms of any potential transactions. The Thompson Creek Board observed that a special committee, due to its smaller size, would be better able to manage and oversee the process and evaluate any potential proposals received by Thompson Creek than the full Thompson Creek Board. Following this discussion, the Thompson Creek Board determined to establish the Special Committee to direct the evaluation of, and any negotiation relating to, any transaction proposal made by Party A. After considering the advantages of a special committee and reviewing the independence and impartiality of its potential members, the Thompson Creek Board resolved to form the Special Committee initially composed of Timothy J. Haddon, Denis C. Arsenault, and James P. Geyer, with Mr. Haddon serving as Chairperson. The mandate of the Special Committee provided that it could recommend approval of a transaction to the full Thompson Creek Board, but reserved to the full Thompson Creek Board the authority to approve any such transaction.

        Following these meetings, Thompson Creek engaged BMO Capital Markets and Moelis as its financial advisors. On November 9, 2015, Thompson Creek publicly announced that it had engaged the advisors to assist the Thompson Creek Board in evaluating strategic and financial alternatives available to Thompson Creek, including debt refinancing and restructuring, new capital transactions and asset sales. BMO Capital Markets' mandate was to focus on merger and acquisition alternatives, while Moelis' mandate was to focus on debt refinancing and restructuring alternatives.

        On December 14, 2015, the Thompson Creek Board and management met with representatives of BMO Capital Markets and Moelis to discuss potential strategic alternatives, including remaining as a stand-alone entity with a restructuring of its capital structure, corporate structural alternatives and business combinations, and the mergers and acquisitions market environment generally. The Thompson Creek Board and management engaged in lengthy discussions regarding the market conditions, the difficulty of equity financings and potential strategies, including the advantages and disadvantages of the various options available, as well as implementation issues, costs, timing and approvals. The Thompson Creek Board and management also engaged in discussions regarding the gold stream agreement with Royal Gold and Thompson Creek's obligations relating thereto. During this December 2015 meeting, Thompson Creek and its advisors reviewed a non-binding acquisition proposal received in late November 2015 from Party A, and after such review, the Thompson Creek Board determined that the non-binding proposal significantly undervalued the company and instructed BMO Capital Markets to communicate such determination to Party A. BMO Capital Markets made such communication to Party A. In addition, at the board meeting, the Thompson Creek Board expanded the mandate of the Special Committee to include oversight of potential refinancing or restructuring alternatives. Due to this expanded mandate, Mr. Haddon, who owned an immaterial amount of one series of the outstanding Notes, became an ex officio member of the Special Committee, Mr. Arsenault was appointed Chairperson and Anne E. Giardini was appointed as a member of the Special Committee.

        From January 2016 through May 2016, the Special Committee held 13 meetings, often with presentations from financial advisors and counsel regarding the status of the various outreach efforts and consideration of the various strategic alternatives. Additionally, the Special Committee's chairperson had numerous conversations with counsel during this period, including with respect to fiduciary duties.

        On January 10, 2016, the Thompson Creek Board and management again met with representatives of BMO Capital Markets and Moelis to discuss potential strategic alternatives. In considering conditionality, execution risk, and proposed value, the non-binding acquisition proposal received in late

November from Party A was reviewed again and determined not to be pre-emptive to conducting a formal process. The Thompson Creek Board also discussed with BMO Capital Markets and Moelis the potential for commencing a formal process to identify and solicit prospective parties interested in an acquisition transaction, but at the time determined not to commence a formal process while still continuing to consider any inbound inquiries and continuing to evaluate refinancing and restructuring alternatives.

        On January 14, 2016, Thompson Creek received notice from the NYSE that it had commenced proceedings to delist Thompson Creek's common shares from the NYSE due to the current price levels of the common shares. Trading in Thompson Creek's common shares on the NYSE was suspended on January 14, 2016. Thompson Creek's common shares began quotation on the OTCQX the following day and remained listed on the TSX.

        From the time when the financial advisors were engaged in November 2015 through the February 11, 2016 Thompson Creek Board meeting, Thompson Creek's management and the financial advisors continued to analyze and assess market conditions, prepared financial/cash projections and a long-term corporate model, and organized and expanded the Thompson Creek data room for purposes of due diligence by third parties. Additionally, during this period, Thompson Creek and its advisors received a significant number of incoming inquiries from strategic and financial parties interested in engaging in a due diligence review of Thompson Creek in connection with a potential acquisition of Thompson Creek or certain of its assets and refinancing or restructuring the capital structure. In late January and early February 2016, Thompson Creek management and Moelis were notified that certain holders of Thompson Creek's 2018 and 2019 Notes and certain holders of Thompson Creek's 2017 Notes were forming ad hoc committees and engaging legal and financial advisors in preparation for potential negotiations with Thompson Creek regarding a restructuring transaction. Thompson Creek management, Moelis, and legal counsel began to negotiate confidentiality agreements and engagement agreements with the noteholders' legal counsel and financial advisors.

        At a board meeting held on February 11, 2016, the Thompson Creek Board received a presentation from BMO Capital Markets and Moelis on the potential opportunities for the sale of Thompson Creek, and refinancing and restructuring alternatives, including the significant incoming acquisition interest. After full consideration and discussion regarding available and potentially available opportunities and alternatives to address the advancing maturities of the outstanding Notes, including the risks and merits of maintaining the status quo amid uncertainty with respect to a temporary or sustained recovery in metal prices, the high level of interest expressed by strategic and financial parties with respect to an acquisition transaction and recent improvements in the overall commodity market, the Thompson Creek Board decided to direct BMO Capital Markets to commence a formal process to identify and solicit prospective parties interested in a potential acquisition transaction, working in parallel with the formal solicitation from parties interested in a refinancing or restructuring transaction. At the board meeting, the Thompson Creek Board expanded the mandate of the Special Committee to include oversight of the formal process to identify and solicit prospective parties interested in a potential acquisition transaction involving Thompson Creek. Due to this expanded mandate, Ms. Giardini, who has a personal relationship with a senior executive of a company that would potentially be invited to participate in the strategic process, resigned from her membership on the Special Committee and was replaced by James L. Freer.

        On February 16, 2016, Centerra's financial advisor contacted BMO Capital Markets and indicated that Centerra would like to sign a nondisclosure and standstill agreement and explore a potential transaction with Thompson Creek, which following negotiation, was subsequently executed on February 26, 2016.

        On February 24, 2016, BMO Capital Markets began reaching out to 70 strategic and financial parties, including Party A and Centerra, who in their judgement might have the interest and ability to acquire Thompson Creek or all or substantially all of its assets. Fourteen of those parties (including consortiums and/or joint bidders) expressed interest in a potential transaction. Such parties executed nondisclosure and standstill agreements and were provided with access to extensive due diligence information. Parties were asked to submit initial non-binding proposals by April 18, 2016.

        On February 28, 2016, Scott Perry, the Chief Executive Officer of Centerra, requested a meeting with Mr. Perron at the BMO Capital Markets Global Metals and Mining Conference in Florida. On March 15, 2016, at Centerra's request, Mr. Perron and Timothy Haddon, Chair of Thompson Creek's Board, met for dinner in Denver with Mr. Perry and Stephen Lang, the Chairman of Centerra's Board. At this time, Messrs. Perry and Lang expressed interest in a potential acquisition of Thompson Creek by Centerra. Messrs. Perron and Haddon indicated that Centerra needed to continue to participate in the process that BMO Capital Markets had established, with a non-binding proposal to be submitted by April 18, 2016.

        In early March 2016, Thompson Creek management had entered into confidentiality agreements and engagement agreements with legal counsel and financial advisors to the ad hoc committees of the unsecured and secured noteholders. On March 7 and 8, 2016, management and Thompson Creek's legal advisors met in New York with Moelis, legal counsel and financial advisors to the ad hoc committees of the unsecured and secured noteholders, and certain noteholders to provide a management presentation. Additionally, on March 7, 2016, Moelis identified and began confidentially contacting third parties that might be interested in participating in a refinancing or restructuring transaction. Moelis targeted parties that had the financial capability to refinance and/or restructure all of Thompson Creek's outstanding Notes (a "holistic restructuring").

        Moelis contacted a total of 39 parties, including 28 parties who expressed interest in a senior secured financing transaction and 11 parties interested in a holistic restructuring transaction. After discussions, six parties were interested in moving forward with the exploration of a refinancing and/or a holistic restructuring transaction, and four indicative term sheets were received. The Special Committee considered the term sheets on April, 18 2016 simultaneously with considering initial indications of interest from the acquisition process as discussed below. The Special Committee decided to make the refinancing and restructuring process a lower priority than the acquisition process because of the low value attributed to Thompson Creek shareholders in the indicative term sheets received.

        On March 22, 2016, the Special Committee considered an initial term sheet received from the advisors to the ad hoc committee of the unsecured noteholders, which it determined provided too little value to Thompson Creek shareholders to further pursue.

        On April 18, 2016, ten parties that participated in the acquisition process submitted non-binding proposals, including a proposal from Centerra and Party A. On April 25, 2016, the Thompson Creek Board met with its financial advisors and Canadian and U.S. legal counsel, Cassels Brock & Blackwell LLP ("Cassels") and Gibson Dunn & Crutcher LLP ("Gibson Dunn"), respectively, to review and consider the proposals and other potential strategic alternatives available to Thompson Creek on a go-forward basis, including an update on the progress of the refinancing and restructuring outreach. In addition, Cassels provided the Thompson Creek Board with advice regarding its fiduciary duties, supplementing advice provided on January 9, 2016 and January 10, 2016. After full discussion and consideration of all proposals, the Thompson Creek Board instructed BMO Capital Markets to invite six of the parties that submitted the most attractive proposals, as evaluated by the Thompson Creek Board on the basis of value, execution risk, and conditionality, to the second phase of the process. Party A was not invited to the second phase of the process because its valuation of Thompson Creek was not high enough. One of the parties that submitted an acquisition proposal was transferred to the refinancing and restructuring process ("Party B") because its acquisition bid was more akin to a holistic restructuring proposal and was thereafter dealt with as a holistic restructuring. In addition to Party B, there was one additional refinancing and restructuring proposal received. That additional proposal was determined not to be a holistic restructuring proposal as requested and the Thompson Creek Board determined not to pursue it further.

        On April 26, 2016, the seven remaining bidders (including Party B) were informed of their entry into the second phase of the process, whereby they would be provided with access to a management presentation, site visits and Thompson Creek management and technical team members in order to further refine their bids. On May 30, 2016, the remaining bidders were provided with a draft form of the proposed definitive arrangement agreement, which agreement was to be marked with proposed changes by the bidders in connection with the submission of their final bid. A significant diligence review was completed by all seven parties during the second phase of the process, and five parties submitted final bids on June 13, 2016. Concurrently, Thompson Creek pursued potential opportunities to divest its molybdenum operations, to the extent such divestments were desired by any acquirer of Thompson Creek as a whole and to the extent it delivered additional value to Thompson Creek stakeholders.

        On June 15, 2016, Thompson Creek's management met with its financial and legal advisors for a preliminary review of the final bids that had been received. The bid submitted by Centerra on June 13, 2016 provided for full cash payment of the 2017 Notes but proposed full payment of the 2018 and 2019 Notes by way of a combination of cash (approximately 85%) and Centerra common shares (approximately 15%). A significant concern expressed by Thompson Creek with respect to the Centerra proposal was that it did not propose to pay Thompson Creek's outstanding 2018 and 2019 Notes in full in cash, but rather required negotiations with the applicable noteholders and their approval of the transaction. Management and the advisors believed that if the 2018 and 2019 Notes were not repaid in full per the terms of their indentures, negotiation with, and approval by, the applicable noteholders could result in a significant delay or impediment to consummating a transaction and limited consideration to shareholders.

        Therefore, in the June 15, 2016 meeting, following discussion with BMO Capital Markets about the possibility of achieving such an outcome, Thompson Creek management authorized BMO Capital Markets to explore the possibility of pursuing a bought deal equity financing for Centerra, whereby the equity offering proceeds would provide Centerra with sufficient cash to pay the 2018 and 2019 Notes in full rather than issuing Centerra common shares to such noteholders.

        On June 16, 2016, Centerra submitted a revised proposal that provided for the repayment of all the Notes in full based upon the use of proceeds from the proposed equity financing.

        On June 16, 2016, the Special Committee, together with Thompson Creek's financial advisors and Cassels and its U.S. legal advisors, Perkins Coie LLP ("Perkins") and Gibson Dunn, met to review and consider the final bids that had been received by the June 13, 2016 bid deadline. A detailed presentation was given by BMO Capital Markets and Moelis outlining the strategic process to date, as well as the terms of each proposal received, and details on the parties remaining in the process. In addition, the Special Committee received extensive advice from Cassels and Perkins with regards to the material legal considerations with respect to each of the various proposals, including process and scope, execution risks, geopolitical risks, and fiduciary duties applicable to review and consideration of the various options and implementation of a potential transaction. Following these presentations, the Special Committee discussed and analyzed in detail the terms of each proposal. Of the proposals received, Thompson Creek and its advisors identified the two leading proposals in terms of valuation of Thompson Creek, conditionality and execution risk, including an acquisition proposal from Centerra and a proposal from Party B that proposed a holistic restructuring.

        The Special Committee met again on June 17, 2016 with its financial and legal advisors. It received additional information with respect to the leading proposals from Centerra and Party B, including memoranda prepared by its advisors with respect to the significant terms and risks of the proposals from each of Centerra and Party B. At the June 17, 2016 Special Committee meeting, BMO Capital

Markets informed the Special Committee that in an effort to address the concern about noteholder negotiations adding conditionality to the transaction, its liability committee had approved entering into a bought deal equity financing with Centerra, so long as Centerra's financial advisor, Credit Suisse, would commit to participate in such a deal on an equivalent basis. This bought deal equity financing would provide Centerra with sufficient cash to pay the 2018 and 2019 Notes in full in cash rather than issuing Centerra common shares to such noteholders. The bought deal proposal eliminated the need for negotiations with the holders of the 2018 and 2019 Notes and their approval of the proposed Centerra transaction and therefore eliminated one of the execution risks in consummating the proposed transaction.

        Prior to making a decision on its recommendation to the Thompson Creek Board, the Special Committee instructed BMO Capital Markets and Moelis to approach Centerra and Party B again to try and solicit more favorable terms, with final bids to be submitted on June 19, 2016. In response, Centerra submitted an increased offer that provided a 10% increase in equity value to Thompson Creek shareholders resulting in an exchange ratio of 0.0988 of a Centerra common share for each Thompson Creek common share. Party B also submitted an amended proposal, which did not increase the total value, but did reallocate value between the shareholders and noteholders. The amended proposal increased the cash consideration to be provided by Party B through increasing the percentage of the equity Party B would own in Thompson Creek.

        The Special Committee met with BMO Capital Markets, Moelis, Cassels and Perkins on June 19, 2016 to receive an update on the follow up discussions with Centerra and Party B, and to receive a presentation on the significant terms and conditions of their revised proposals. BMO Capital Markets also confirmed that Credit Suisse had agreed to commit to its portion of the bought deal equity financing, and that as part of Centerra's revised proposal, all of Thompson Creek's outstanding Notes would be paid in full in cash in accordance with their terms. Following such update and review of the analysis of each proposal from BMO Capital Markets and Moelis, the Special Committee extensively discussed the benefits and drawbacks of each proposal, as well as the execution risks associated with each.

        The Special Committee determined that Centerra's revised bid provided the highest value bid with the least conditionality and lowest execution risk of the two bids provided by Centerra and Party B. It was also the only bid that provided for full cash payoff of the Notes with value remaining to Thompson Creek shareholders. The Special Committee also considered the risks related to the impact to the value of Centerra common shares offered as consideration due to the uncertainty in Centerra's current operations resulting from matters relating to the Kyrgyz Republic.

        In addition, during discussions between Thompson Creek and Centerra, as well as between its advisors, Thompson Creek was advised that, prior to entering into a non-disclosure and standstill agreement with Thompson Creek in February 2016, Centerra had engaged in substantive discussions with Royal Gold regarding potential amendments to the Gold Stream Arrangement (as defined in "The Arrangement Agreement—Letter of Intent with Royal Gold"), and had in fact agreed in principle on the terms of such amendments. The Special Committee considered the potential upside available in Centerra's common share consideration due to amendments of the Gold Stream Arrangement, which it believed may assist the Mount Milligan Mine becoming, in the near- and medium-term, a mine that generates the majority of its revenue from gold, with the benefit of a copper by-product credit.

        Party B's recapitalization proposal, while relatively high in value compared to the other bids received, would be complex in execution, lower in value than Centerra's bid, and significantly lower than Centerra's bid in the amount of cash offered to the noteholders. Party B was also a state owned enterprise. Its initial proposal provided for an ownership of 51% of Thompson Creek's common shares and an ownership of 70% in its revised bid. This structure would result in current Thompson Creek shareholders and noteholders owning a minority interest in a post-closing state owned enterprise, which the Thompson Creek Board deemed undesirable. Party B's bid also raised significant regulatory complexity and execution risk as a state owned enterprise. In addition, Party B's proposal would require negotiation with and approval by the noteholders, which would introduce additional execution risk, potential delays and possible failure of consummating the transaction.

        After determining that the Centerra proposal was the best available option for all of Thompson Creek's stakeholders, due to the superior aggregate value, the greater likelihood of closing, the payoff of the Notes in full and the premium exchange ratio offered to shareholders, the Special Committee then unanimously resolved to recommend to the Thompson Creek Board that it approve engaging exclusively with Centerra to attempt to reach a definitive agreement with Centerra for the acquisition of Thompson Creek.

        Each of the Special Committee and the Thompson Creek Board subsequently met on June 20, 2016. BMO Capital Markets and Moelis made the presentation that they had previously made to the Special Committee to the Thompson Creek Board, including updates for the revised proposals from Centerra and Party B. The Thompson Creek Board asked extensive questions of the Special Committee members, BMO Capital Markets, Moelis, Cassels and Perkins to understand the process that had been undertaken and the terms, their fiduciary duties and the risks of each proposal. Cassels advised the Thompson Creek Board on its fiduciary duties, and Cassels and Perkins discussed the recommended approach to due diligence, including process and scope, with respect to the reverse due diligence obligations in connection with any potential transaction that involved the receipt of Centerra common shares by Thompson Creek shareholders. In addition, Cassels and Perkins provided a detailed analysis of the significant legal terms and conditions for the proposals from each of Centerra and Party B, as well as the material legal and execution risks, and a summary of process and actions items that result from each proposal.

        Following these presentations, Mr. Arsenault discussed with the Thompson Creek Board the recommendation of the Special Committee that the Centerra proposal be advanced. This was followed by a detailed strategic discussion amongst the Thompson Creek Board, led by Mr. Haddon, including potential alternatives, timing, and benefits and risks of each bid, including the items noted above that were considered by the Special Committee. The Thompson Creek Board asked BMO Capital Markets to reach out to one of the five parties that submitted a final bid in the strategic process, which party was deemed by the Thompson Creek Board as having the lowest risk with respect to execution of a transaction ("Party C"), to determine whether Party C could improve its bid, as the implied value of its final bid submitted on June 13, 2016 was lower than the bids submitted by Centerra and Party B.

        After this discussion among the members of the Thompson Creek Board, Thompson Creek management and financial and legal advisors, followed by an executive session of the Thompson Creek Board without members of management present, the Thompson Creek Board determined that, if an improved bid could not be obtained from Party C, proceeding to exclusive negotiations with Centerra through June 30, 2016 in order to finalize negotiations on definitive documentation was in the best interests of Thompson Creek and its shareholders. Ms. Giardini did not participate in the meeting or the vote. Mr. Perron abstained from the vote to avoid any appearance of a conflict of interest because Party B had indicated that it desired to keep current management of Thompson Creek following its proposed restructuring transaction.

        On June 21, 2016, BMO Capital Markets contacted the financial advisors to Party C, as directed by the Thompson Creek Board, and learned that Party C would not submit a revised bid.

        On June 23, 2016, Thompson Creek entered into an exclusivity agreement with Centerra wherein Thompson Creek agreed to negotiate exclusively with Centerra until June 30, 2016. Thompson Creek was required to cease communications with any other third party at this time, including Party B. On June 28, 2016, Thompson Creek and Centerra amended the exclusivity agreement to extend the period during which Thompson Creek would negotiate exclusively with Centerra until July 7, 2016.

        During the period from June 23 through July 5, 2016, Thompson Creek management, BMO Capital Markets and Thompson Creek's legal counsel engaged in further discussions with management of Centerra and representatives of its financial advisor and its legal counsel in an effort to negotiate the terms and conditions of the Arrangement Agreement and ancillary documents. During this period, multiple drafts of the Arrangement Agreement, voting and support agreements and other ancillary documents were exchanged and negotiated and due diligence continued by each of Centerra and Thompson Creek and their respective representatives.

        Meanwhile, Thompson Creek understood that Centerra was concurrently negotiating its agreement with BMO Capital Markets, Credit Suisse (Canada) and Scotia Capital Inc. regarding the Centerra Equity Financing, The Bank of Nova Scotia with respect to the Centerra Debt Financing and Royal Gold regarding a binding commitment letter with Royal Gold in respect of the amendments to the Gold Stream Arrangement.

        On June 29, 2016, members of Thompson Creek's management, including Mr. Perron, and the members of the Thompson Creek Board (excluding Ms. Giardini), including the Special Committee, met with members of Centerra's management team in Denver, Colorado, with the due diligence objective of fully understanding the risks associated with the Kumtor Project and the Kyrgyz Republic, Centerra's strategic plans and development projects, and its financial situation after the proposed transaction is consummated.

        On July 4, 2016, members of Thompson Creek's management participated in a Centerra due diligence call conducted by the underwriters' counsel for the Centerra Equity Financing as further due diligence conducted by Thompson Creek. On July 5, 2016, members of Thompson Creek's management also participated in the bring-down due diligence call conducted by the underwriter's counsel for the Centerra Equity Financing as final due diligence before the Arrangement was announced.

        On July 5, 2016, the Thompson Creek Board (excluding Ms. Giardini) met to receive the report of the Special Committee and to receive advice from its legal and financial advisors regarding the terms of and entry into the Arrangement Agreement. BMO Capital Markets presented its oral opinion and delivered its written opinion (the "Opinion") that, as of the date of such Opinion, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Exchange Ratio pursuant to the Arrangement was fair, from a financial point of view, to the Thompson Creek shareholders. Cassels reviewed in detail the terms of the Arrangement Agreement and ancillary agreements. The Special Committee then met to consider the Arrangement with Centerra and unanimously agreed to recommend to the Thompson Creek Board approval of the Arrangement Agreement and the transactions contemplated thereby.

        The Thompson Creek Board then reconvened its meeting. Based on the advice of its legal and financial advisors, the unanimous recommendation of the Special Committee, and its own assessment of the transaction and the interests of Thompson Creek shareholders, the Thompson Creek Board (i) determined that the transaction and the Arrangement Agreement are fair to Thompson Creek's shareholders and in the best interests of Thompson Creek, (ii) approved Thompson Creek entering into the Arrangement Agreement, and (iii) recommended that Thompson Creek shareholders vote in favor of the Arrangement. In addition, after discussion and recommendation from the Special Committee, the Thompson Creek Board determined to nominate Mr. Perron to the Centerra board of directors following the consummation of the Arrangement. Ms. Giardini did not participate in this board meeting or vote.

        On July 5, 2016, Thompson Creek and Centerra entered into the Arrangement Agreement and then publicly announced by joint press release the execution of the Arrangement Agreement and ancillary documents.

Recommendation of the Thompson Creek Board of Directors

        The Thompson Creek Board, after consultation with its financial and legal advisors and having taken into account the Opinion and such other matters as it considered necessary and relevant, including the factors set out below under the heading "The Arrangement—Reasons for the Arrangement" and upon the unanimous recommendation of the Special Committee, has determined that the Arrangement is in the best interests of Thompson Creek and is fair to Thompson Creek shareholders. Accordingly, the Thompson Creek Board recommends that Thompson Creek shareholders vote "FOR" the Arrangement Resolution.

        All of the directors and executive officers of Thompson Creek intend to vote "FOR" the Arrangement Resolution and certain of the directors and officers have agreed to vote all of their Thompson Creek common shares in favor of the Arrangement Resolution, subject to the terms of the Arrangement Agreement and the voting and support agreements entered into with such directors and executive officers.

Reasons for the Arrangement

        The Special Committee and the Thompson Creek Board reviewed and considered a significant amount of information and considered a number of factors relating to the Arrangement with the benefit of advice from Thompson Creek's senior management and its financial and legal advisors. The following is a summary of the principal reasons for the conclusion of the Special Committee and the Thompson Creek Board that the Arrangement is in the best interests of Thompson Creek and is fair to Thompson Creek shareholders, the determination of the Thompson Creek Board to approve the Arrangement and to authorize its submission to the Thompson Creek shareholders and to the Court for approval, and the recommendation of the Thompson Creek Board that Thompson Creek shareholders vote "FOR" the Arrangement Resolution:

  •
  High Debt and Difficult Commodity Price Environment.  Thompson Creek incurred significant debt in connection with the development of the Mount Milligan Mine and such debt would need to be refinanced in order for Thompson Creek to remain a going concern through 2017 due to its projected inability to repay the 2017 Notes at maturity given the difficult commodity price environment. The price of Thompson Creek's debt and equity securities prior to announcement of the Arrangement reflected investor concerns about its inability repay its debt. The Arrangement provides for repayment in full of the Notes, a significant premium to Thompson Creek shareholders and removal of execution risk, commodity price uncertainty and bankruptcy risk in which noteholders may have received less than full value of their Notes and Thompson Creek shareholders may have received no value.

  •
  Significant Premium.  The Exchange Ratio implies consideration of C$0.79 per Thompson Creek common share based on the closing price of the Centerra common shares on the TSX on July 4, 2016, the last trading day on the TSX prior to announcement of the Arrangement Agreement, representing a 32% premium to the closing price of Thompson Creek common shares on the TSX on July 4, 2016. The Exchange Ratio implies a 33% premium to Thompson Creek common shares based on the 20-day volume weighted-average prices of Thompson Creek and Centerra common shares on the TSX for the period ended July 4, 2016.

  •
  Repayment of Notes.  The Centerra bid was the only proposal received that provided for repayment of the Notes in full in accordance with their terms with additional consideration remaining for Thompson Creek shareholders. This eliminated the need to negotiate separately with noteholders or to obtain the consent of the noteholders to a sale process, paid the noteholders in full, provided value to the shareholders and in turn eliminated a significant execution risk associated with all other proposals. Failure to repay the noteholders in full would have presented a significant possibility that the noteholders would challenge, prevent or delay a transaction that provided any value to Thompson Creek shareholders.

  •
  Continued Upside Participation by Thompson Creek Shareholders.  Thompson Creek shareholders, through their 8% ownership of Centerra following the Arrangement shares following consummation of the Arrangement, will continue to participate in the value and any upside associated with the exploration, development and operation of the Thompson Creek mines while also having exposure to the Centerra properties.

  •
  Re-Rating Potential.  Thus far in 2016, Centerra's common share price has underperformed its relevant gold intermediate peers, and Thompson Creek's share price has been constrained by Thompson Creek's leverage levels. The parties believe that Centerra, following the Arrangement, should have significant potential for a re-rating of its shares given the diversified geopolitical risk portfolio, strengthened balance sheet, a modification of the Royal Gold stream to unlock gold revenue at the Mount Milligan Mine, and growth opportunities through Centerra's development projects.

  •
  Liquidity of Consideration.  The Centerra common shares are highly liquid, having traded an average of $8 million per day over the last twelve months, and as such, the aggregate Arrangement Consideration in aggregate represents approximately 17 days of trading.

  •
  Robust and Extensive Process.  The Arrangement is the result of an active and extensive review process conducted under the supervision of the Special Committee and the Thompson Creek Board, which received advice from experienced financial advisors and legal counsel throughout the course of the process. The strategic review included public announcement of the consideration of a sale transaction and the consideration of a number of strategic alternatives resulting in the undertaking of a multi-track formal auction process in which over 100 qualified strategic and financial parties were invited to participate. As part of this formal process, 20 parties entered into confidentiality agreements and were provided with access to certain confidential financial, legal and technical information regarding Thompson Creek.

  •
  Review of Strategic Alternatives.  After consultation with its financial advisors and legal counsel, and after review of the other strategic opportunities reasonably available to Thompson Creek, including continuing to operate as an independent company, which would likely have included a standalone restructuring, in each case taking into account the potential benefits, risks and uncertainties associated with those other opportunities, the Thompson Creek Board believes that the Arrangement represents Thompson Creek's best and most certain prospect for maximizing shareholder value in a volatile and unpredictable financial and economic environment.

  •
  Negotiated Transaction.  The Arrangement Agreement is the result of an arm's length negotiation process through a competitive auction process and includes terms and conditions that are reasonable in the judgment of the Special Committee and the Thompson Creek Board.

  •
  Fairness Opinion.  BMO Capital Markets, financial advisor to Thompson Creek, provided the Opinion that, as of the date thereof, based upon and subject to the assumptions, limitations and qualifications set out therein, the Exchange Ratio under the Arrangement is fair, from a financial point of view, to the Thompson Creek shareholders.

  •
  Ability to Respond to Unsolicited Superior Proposals.  Under the terms of the Arrangement Agreement, the Thompson Creek Board is able to respond to any unsolicited bona fide written proposal that, having regard for all of its terms, and conditions of such proposal, if consummated in accordance with its terms, may lead to a Superior Proposal.

  •
  Shareholder Approval.  The Arrangement must be approved by at least two-thirds of the votes cast on the Arrangement Resolution at the Special Meeting by Thompson Creek shareholders present in person or by proxy and entitled to vote at the Special Meeting.

  •
  Regulatory Approval.  The Arrangement must be approved by the Court, which will consider, among other things, the substantive and procedural fairness and reasonableness of the Arrangement to Thompson Creek shareholders. The Arrangement Agreement also contains a condition precedent that all Key Regulatory Approvals shall be obtained prior to closing.

  •
  Dissent Rights.  The terms of the Interim Order and the Plan of Arrangement provide that any registered holder of Thompson Creek common shares who oppose the Arrangement may, upon compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, receive the fair value of the Notice Shares in accordance with the Arrangement.

        The Thompson Creek Board and Special Committee also considered certain potentially negative factors in its deliberations concerning the Arrangement, including but not limited to the following:

  •
  the fact that because the Arrangement Consideration to Thompson Creek shareholders is a fixed Exchange Ratio of a Centerra common share to Thompson Creek common shares, Thompson Creek shareholders could be adversely affected by a decrease in the trading price of Centerra common shares during the pendency of the Arrangement and the fact that the Arrangement Agreement does not provide Thompson Creek with a price-based termination right or other similar protection. The Thompson Creek Board determined that this structure was appropriate and the risk acceptable in view of factors such as the Thompson Creek Board's review of the relative intrinsic values and potential financial performance of the combined company, as well the opportunity Thompson Creek shareholders have as a result of the fixed Exchange Ratio to benefit from any increase in the trading price of Centerra common shares between the announcement and completion of the Arrangement;

  •
  the risk that the potential benefits of the Arrangement will not be realized or will not be realized within the expected time period;

  •
  the risks and challenges associated with the integration by Centerra of Thompson Creek's businesses, operations and workforce;

  •
  the risks and contingencies relating to the announcement and pendency of the Arrangement and the risks and costs to Thompson Creek if the closing of the Arrangement is not timely or if the Arrangement does not close at all, including the need to subsequently restructure the Notes, relationships with employees and third parties and the effect a public announcement of termination of the Arrangement Agreement may have on the trading price of Thompson Creek's common shares;

  •
  the risk that Centerra's share price could be impacted following the announcement and closing of the Arrangement, including risk related to the Krygyz Republic (see "Risk Factors—Risks Related to Centerra" beginning on page 28 of this proxy statement);

  •
  the risks associated with various provisions of the Arrangement Agreement, including:

  •
  the requirement that Thompson Creek conduct its business only in the ordinary course prior to the completion of the Arrangement and subject to specified restrictions on the conduct of its business without Centerra's consent, which might delay or prevent Thompson Creek from undertaking certain business opportunities that might arise pending completion of the Arrangement;

  •
  the limited ability of Thompson Creek to terminate the Arrangement Agreement upon the receipt of certain bids to acquire Thompson Creek from a third party and that Thompson Creek must pay to Centerra Termination Fee of $35 million if the Arrangement Agreement is terminated under certain circumstances, which might discourage other parties potentially interested in an acquisition of Thompson Creek from pursuing that opportunity. The Thompson Creek Board, after consultation with its legal and financial advisors, believed that coupled with the full marketing of Thompson Creek to the most likely buyers, the Termination Fee payable by Thompson Creek in such circumstances, as a percentage of the enterprise value of the transaction, would not materially impede the ability of a third party to make a superior bid to acquire Thompson Creek if such third party were interested in doing so;

    •
    Centerra's ability to terminate the Arrangement Agreement if either of the Centerra Equity Financing or Centerra Debt Financing is terminated; and

    •
    the risk of diverting Thompson Creek's management focus, employee attention and resources from other strategic opportunities and from operational matters while working to complete the Arrangement; and

  •
  the risks described in the section entitled "Risk Factors" beginning on page 23 of this proxy statement.

        The Thompson Creek Board also considered a variety of risks and other potentially negative factors concerning the Arrangement. The foregoing summary of the information considered by the Thompson Creek Board is not, and is not intended to be, exhaustive. In view of the wide variety of factors and information considered in connection with its evaluation of the Arrangement, the Thompson Creek Board did not find it practicable to, and therefore did not, quantify or otherwise attempt to assign any relative weight to each specific factor or item of information considered in reaching their conclusions and recommendations. In addition, individual members of the Thompson Creek Board may have given different weights to different factors or items of information.

Opinion of BMO Capital Markets

        Thompson Creek engaged BMO Capital Markets to act as financial advisor in connection with the Arrangement and, if requested, to render an opinion, as investment bankers, as to the fairness, from a financial point of view to the Thompson Creek shareholders, of the Exchange Ratio pursuant to the Arrangement.

        On July 5, 2016, BMO Capital Markets rendered its oral opinion and delivered the Opinion to the Thompson Creek Board that, as of such date and based upon and subject to the assumptions, limitations and qualifications stated in its Opinion, the Exchange Ratio, of 0.0988 of a Centerra common share in exchange for each Thompson Creek common share, pursuant to the Arrangement, was fair, from a financial point of view, to the Thompson Creek shareholders.

        The full text of BMO Capital Markets' Opinion, dated July 5, 2016, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the scope of review undertaken by BMO Capital Markets in rendering its Opinion, is attached as Annex C to this proxy statement. You should read the Opinion in its entirety for a discussion of, among other things, the scope of the review undertaken and the assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by BMO Capital Markets in connection with its Opinion. We encourage you to read the Opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of the Opinion. BMO Capital Markets' Opinion was provided to the Thompson Creek Board for its use only in considering the Arrangement and does not constitute a recommendation as to how any Thompson Creek shareholder should vote or act on any matter relating to the Arrangement.

        In connection with rendering its Opinion, BMO Capital Markets reviewed and considered, and where BMO Capital Markets deemed appropriate, relied upon, or carried out, among other things, the following:

  •
  a draft of the Arrangement Agreement to be executed between Thompson Creek and Centerra;

  •
  a draft of the voting and support agreements between Centerra and certain directors and officers of Thompson Creek;

  •
  a draft of the commitment letter and term sheet between Centerra and BNS in relation to a $75 million senior secured revolving credit facility and a $250 million senior secured amortizing non-revolving term credit facility in connection with the Arrangement;

  •
  a draft of Centerra's prospectus in relation to a C$195 million Centerra Equity Financing (including the exercise of the overallotment option) in connection with the Arrangement;

  •
  certain publicly available information relating to the business, operations, financial condition and trading history of Thompson Creek, Centerra and other selected public issuers BMO Capital Markets considered relevant;

  •
  certain internal financial, operating, corporate and other information prepared or provided by or on behalf Thompson Creek and Centerra, relating to the business, operations and financial condition of Thompson Creek and Centerra;

  •
  internal management forecasts, projections, estimates (including internal estimates of resource and reserve additions) and budgets prepared or provided by or on behalf of Thompson Creek;

  •
  discussions with management of Thompson Creek and Centerra relating to their respective current businesses, plans, financial condition and prospects;

  •
  public information with respect to selected precedent transactions BMO Capital Markets considered relevant;

  •
  the impact of various commodity pricing assumptions on the business, prospects and financial forecasts of Thompson Creek;

  •
  various reports published by equity research analysts and industry sources BMO Capital Markets considered relevant;

  •
  a letter of representation as to certain factual matters and the completeness and accuracy of certain information upon which BMO Capital Markets' Opinion is based, addressed to BMO Capital Markets and dated as of July 5, 2016, provided by senior officers of Thompson Creek; and

  •
  such other information, investigations, analyses and discussions as BMO Capital Markets considered necessary or appropriate in the circumstances.

        In arriving at its Opinion, BMO Capital Markets relied upon and assumed, without assuming any obligation for independent verification, the completeness, accuracy and fair presentation of all financial and other information obtained by BMO Capital Markets from public sources or provided to BMO Capital Markets, by or on behalf of, Thompson Creek or Centerra or otherwise obtained by BMO Capital Markets in connection with its engagement. BMO Capital Markets assumed that all forecasts, projections, estimates and budgets provided to BMO Capital Markets were reasonably prepared on bases reflecting the best currently available assumptions, estimates and judgements of management of Thompson Creek. BMO Capital Markets was not provided with financial projections relating to Centerra prepared by the management of Centerra. Accordingly, BMO Capital Markets was advised by Centerra, and assumed, with the consent of Thompson Creek, that the publicly available equity research analyst estimates of the net present value of mining assets relating to Centerra were a reasonable basis upon which to evaluate the net present value of the future financial performance of Centerra and BMO Capital Markets relied on such estimates in performing its analysis. In arriving at its Opinion, BMO Capital Markets assumed no responsibility for and expressed no view or opinion as to any such estimates or the assumptions on which they were based.

        BMO Capital Markets was not asked to, and did not, prepare an independent evaluation, formal valuation or appraisal of the securities or assets of Thompson Creek, Centerra or any of their respective affiliates, nor was BMO Capital Markets provided with any such evaluations, valuations or appraisals. BMO Capital Markets did not conduct any physical inspection of the properties or facilities of Thompson Creek or Centerra. Furthermore, BMO Capital Markets' Opinion does not address the solvency or fair value of Thompson Creek or Centerra under any applicable laws relating to bankruptcy or insolvency. BMO Capital Markets' Opinion should not be construed as advice as to the price at which the securities of Thompson Creek or Centerra may trade at any time and does not address any legal, tax or regulatory aspects of the Arrangement.

        At the direction of Thompson Creek, BMO Capital Markets solicited indications of interest from certain third parties with respect to various potential transactions involving Thompson Creek. BMO Capital Markets' Opinion does not address the relative merits of the Arrangement as compared to any strategic alternatives that may be available to Thompson Creek, nor does it address the underlying business decision of Thompson Creek to enter into the Arrangement. BMO Capital Markets assumed that the Arrangement would be consummated in accordance with the terms and conditions of the Arrangement Agreement without waiver of, or amendment to, any term or condition that was in any way material to our analyses.

        BMO Capital Markets' Opinion does not constitute a recommendation as to any action by the Thompson Creek Board or any Thompson Creek shareholder should take in connection with the Arrangement or any aspect thereof and is not a recommendation to any person on how to vote with respect to the Arrangement Resolution or any other matter to be voted on by the Thompson Creek shareholders. BMO Capital Markets' Opinion addresses only the fairness from a financial point of view to the Thompson Creek shareholders, as of the date of the Opinion, of the Exchange Ratio pursuant to the Arrangement. BMO Capital Markets' Opinion expresses no opinion on, and does not in any manner address, any other term or aspect of the Arrangement or the Arrangement Agreement or any term or aspect of any other agreement or instrument contemplated by the Arrangement Agreement or entered into or amended in connection with the Arrangement, including, without limitation, the fairness of the Arrangement to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Thompson Creek. Furthermore, BMO Capital Markets' Opinion expresses no opinion on, and does not in any manner address, the fairness of the amount or nature of any compensation to be paid to any officers, directors, or employees of any party to the Arrangement, or any class of such persons, in connection with the Arrangement, whether relative to the Exchange Ratio pursuant to the Arrangement or otherwise.

        BMO Capital Markets' Opinion was rendered on the basis of securities markets, economic, financial and general business conditions as in effect on, and the information made available to it as of, the date of the Opinion, and BMO Capital Markets assumes no responsibility for updating, revising or reaffirming its Opinion based on circumstances, developments or events occurring after the date of the Opinion.

Summary of Financial Analysis

        The following is a summary of the material financial analyses presented by BMO Capital Markets to the Thompson Creek Board in connection with rendering the Opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by BMO Capital Markets, nor does the order of analyses described represent the relative importance or weight given to those analyses by BMO Capital Markets. Some of the summaries of the financial analysis include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of BMO Capital Markets' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 4, 2016, the last full trading day before the meeting of the Thompson Creek Board to consider and approve the Arrangement, and is not necessarily indicative of current market conditions. In performing its analyses, BMO Capital Markets made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Thompson Creek, Centerra or any other parties to the Arrangement. None of Thompson Creek, Centerra, BMO Capital Markets or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold.

        On July 5, 2016, Thompson Creek and Centerra entered into the Arrangement Agreement pursuant to which each Thompson Creek common share, other than shares held by Thompson Creek shareholders exercising dissent rights, would be exchanged for 0.0988 of a Centerra common share. Based on the closing price on the TSX of Centerra common shares on July 4, 2016, this exchange ratio represented an implied price per Thompson Creek common share of C$0.79.

Historical Trading Price Analysis

        BMO Capital Markets reviewed the historical intraday trading prices for Thompson Creek common shares and Centerra common shares for the 52-week period ending on July 4, 2016. For the period reviewed, BMO Capital Markets observed the following ranges of high and low closing prices:

Period	Centerra Gold Range of Intraday Prices	Thompson Creek Range of Intraday Prices
July 5, 2015 - July 4, 2016	C$5.51 - C$8.67	C$0.16 - C$0.95

        BMO Capital Markets calculated the implied exchange ratio based on the low and high trading prices in the table above to be C$0.029 and C$0.110 respectively, during the 52-week period ended July 4, 2016.

Historical Exchange Ratio Analysis

        BMO Capital Markets reviewed the daily historical closing trading prices of Thompson Creek common shares and Centerra common shares for the 52-week period ending on July 4, 2016. BMO Capital Markets analyzed the ratio of the daily closing price of Thompson Creek common shares divided by Centerra common shares and observed the following implied exchange ratio ranges over the various periods ending July 4, 2016 in the table below:

Period Ending July 04, 2016	Range of Implied Exchange Ratios	Average Implied Exchange Ratio
Last 30 Trading Days	0.064x - 0.075x	0.072x
Last 90 Trading Days	0.048x - 0.082x	0.061x
Last 6 Months	0.029x - 0.082x	0.054x
Last 1 Year	0.029x - 0.114x	0.060x

Equity Research Analyst Target Price Analysis

        BMO Capital Markets reviewed and analyzed publicly available target prices for Thompson Creek common shares and Centerra common shares prepared and published by selected equity research analysts. These forward target prices reflect each analyst's estimate of the future public market trading price of Thompson Creek common shares and Centerra common shares and do not necessarily reflect current market trading prices for Thompson Creek common shares or Centerra common shares. These estimates are subject to uncertainties, including the future financial performance of Thompson Creek and Centerra, and future financial market conditions.

        The range of analyst target prices for Thompson Creek common shares was C$0.01 to C$0.50 per share as of July 4, 2016. The range of analyst target prices for Centerra common shares was C$6.00 to C$10.00 per share as of July 4, 2016. BMO Capital Markets calculated the implied exchange ratio based on the low and high analyst target prices above to be 0.002x and 0.050x.

Comparable Companies Analysis

        In order to assess how the public market values shares of similar publicly traded companies, BMO Capital Markets reviewed and compared specific financial and operating data relating to Thompson Creek and Centerra with selected companies that BMO Capital Markets, based on its experience in the metals and mining industry, deemed comparable to Thompson Creek and Centerra.

        With respect to Thompson Creek, the selected comparable companies were:

  •
  Capstone Mining Corp.

  •
  Copper Mountain Mining Corp.

  •
  Hudbay Minerals Inc.

  •
  Lundin Mining Corp.

  •
  OZ Minerals Limited

  •
  Sandfire Resources NL

  •
  Sherritt International Corp.

  •
  Sierra Metals Inc.

  •
  Taseko Mines Limited

  •
  Western Areas Limited

        With respect to Centerra, the selected comparable companies were:

  •
  Acacia Mining plc

  •
  Alacer Gold Corp.

  •
  Alamos Gold Inc.

  •
  Asanko Gold Inc.

  •
  B2Gold Corp.

  •
  Detour Gold Corp.

  •
  Dundee Precious Metals Inc.

  •
  Eldorado Gold Corp.

  •
  IAMGOLD Corp.

  •
  Kirkland Lake Gold Inc.

  •
  New Gold Inc.

  •
  OceanaGold Corp.

  •
  Tahoe Resources Inc.

        BMO Capital Markets primarily analyzed the multiple of enterprise value to net present value of mining assets, based on the median of equity research analyst estimates of the net present value of mining assets as at July 4, 2016. BMO Capital Markets calculated the range and median of multiples observed and selected a representative multiple range for each of Thompson Creek and Centerra which was then applied to the net present value of mining assets (based on the median of equity research analyst estimates of the net present value of mining assets as at July 4, 2016) to calculate an estimated enterprise value range. The net present value of mining assets utilized by BMO Capital Markets for Thompson Creek was $986 million. The net present value of mining assets utilized by BMO Capital Markets for Centerra was $1,426 million. An implied value per share range was calculated for each of Thompson Creek and Centerra by adjusting the enterprise values calculated for their respective balance sheets and fully diluted shares outstanding. The results from the comparable companies analysis are summarized below:

Enterprise Value to Net Present Value of Mining Assets	Low	High	Median	Representative Company Range
Thompson Creek Comparable Companies	0.68x	1.13x	0.85x	0.75x - 0.90x
Centerra Gold Comparable Companies	0.86x	1.74x	1.39x	0.85x - 1.15x

        Based on the representative company range for Thompson Creek, the comparable company analysis resulted in an implied value per Thompson Creek common share of not meaningful (i.e. negative) to C$0.83. Based on the representative company range for Centerra, the comparable company analysis resulted in an implied value per Centerra Gold common share of C$8.57 to C$10.77. BMO Capital Markets calculated the implied exchange ratio based on the low and high implied values per share above to be not meaningful (i.e. negative) and 0.077x.

        No company utilized in the comparable public companies analysis is identical to Thompson Creek or Centerra. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the difference in financial and operating characteristics of Thompson Creek and Centerra and other factors that could affect the trading value of the companies to which they are being compared.

Relative Contribution Analysis

        BMO Capital Markets reviewed and analyzed the relative equity contribution of Thompson Creek and Centerra, respectively, to the pro forma company based on selected metrics including production, net present value of mining assets and EBITDA. The analysis did not account for any potential synergies. The analysis did account for the Centerra Equity Financing.

        The relative equity contribution was calculated by multiplying each company's respective relative percentage contribution to each selected metric by the sum of each company's enterprise value (assuming no premium), as of July 4, 2016, and adjusting for each company's respective balance sheet. The results from the relative contribution analysis are summarized below:

	Case					Relative Equity Contribution
	Centerra Gold	Thompson Creek		Centerra Gold	Thompson Creek	Centerra Gold	Thompson Creek	Implied Exch. Ratio
2016E Production	Street	Street	(koz AuEq)	506	361	97%	3%	0.032x
2016E Production	Street	Model	(koz AuEq)	506	375	96%	4%	0.045x
NPV of Mining Assets	Street	Street	(US$ mm)	$1,426	$986	98%	2%	0.022x
NPV of Mining Assets	Street	Model @ 12%	(US$ mm)	$1,426	$925	100%	0%	0.001x
NPV of Mining Assets	Street	Model @ 15%	(US$ mm)	$1,426	$830	103%	(3)%	nmf
2016E EBITDA	Street	Street	(US$ mm)	$332	$116	115%	(15)%	nmf
2016E EBITDA	Street	Model	(US$ mm)	$332	$126	113%	(13)%	nmf
2017E EBITDA	Street	Street	(US$ mm)	$353	$168	108%	(8)%	nmf
2017E EBITDA	Street	Model	(US$ mm)	$353	$300	93%	7%	0.095x

Net Asset Value Analysis

        BMO Capital Markets performed a net asset value analysis to determine a range of implied values per share for Thompson Creek common shares. The net asset value analysis was comprised of: (a) a discounted cash flow analysis for mining assets and corporate costs where financial forecasts could reasonably be estimated by management of Thompson Creek; (b) a nominal carrying value assigned to early-stage mining assets where financial forecasts could not be reasonably estimated by management of Thompson Creek; and (c) the book value of cash and other current assets less the book value of debt and other current liabilities as of March 31, 2016.

        The discounted cash flow analysis was based on projected unlevered, after-tax free cash flows from the time period beginning March 31, 2016 and discounted back to that date. The unlevered, after-tax free cash flows were projected based on assumptions and estimates provided by management of Thompson Creek. Costs and capital expenditures which were projected in Canadian dollars were converted to U.S. dollar terms at forecasted USD/CAD exchange rates. The present value of the projected unlevered, after-tax free cash flows was determined using a range of discount rates from 12.0% to 15.0%, reflecting an estimate of the weighted average cost of capital for Thompson Creek. The weighted-average cost of capital was calculated using a cost of equity (derived using the capital asset pricing model) and after-tax cost of debt (based on the risk-free rate of return and an appropriate borrowing spread to reflect credit risk), based on an assumed optimal capital. The assumed optimal capital structure was determined using a review of the capital structures of comparable companies and the relative risks inherent in Thompson Creek's business.

        BMO Capital Markets conducted the net asset value analysis using spot commodity prices and spot USD/CAD exchange rates as per Bloomberg on July 4, 2016. The resulting commodity prices and USD/CAD exchange rate were as follows:

Spot Assumptions	2016	2017	2018	2019	2020+
Copper (US$ / lb)	$2.23	$2.23	$2.23	$2.23	$2.23
Gold (US$ / oz)	$1,342	$1,342	$1,342	$1,342	$1,342
Silver (US$ / oz)	$20.31	$20.31	$20.31	$20.31	$20.31
USD / CAD	1.284x	1.284x	1.284x	1.284x	1.284x

        To calculate implied values per share, BMO Capital Markets adjusted the enterprise values resulting from the net asset value analysis for Thompson Creek's balance sheet and fully diluted shares outstanding. The implied values per share were converted from U.S. dollars to Canadian dollars at the spot USD/CAD exchange rate as per Bloomberg as at July 4, 2016. The analysis yielded the following implied value per share ranges for Thompson Creek:

	12.0% WACC	15.0% WACC
Implied Value per Share (C$)	$1.04	$0.50

Precedent Transactions Analysis

        BMO Capital Markets reviewed the purchase prices and financial multiples paid in selected precedent transactions that BMO Capital Markets, based on its experience in the metals and mining industry, deemed relevant.

        BMO Capital Markets primarily analyzed the multiple of enterprise value to net present value of mining assets based on the median of equity research analyst estimates of the net present value of mining assets as at the date of each precedent transaction. BMO Capital Markets analyzed these multiples for selected transactions since 2011 in which the target companies were mining companies with similar asset characteristics and risk profiles to Thompson Creek.

        The selected precedent transactions were:

Date Announced	Acquirer	Target
9-May-16	China Moly	Tenke Fungurume (Freeport)
15-Feb-16	Sumitomo	Morenci (Freeport)
24-Aug-15	Audley/Orion	AA Norte (Anglo American)
30-Jul-15	Antofagasta	Zaldivar (Barrick)
8-May-15	Guangdong Rising	PanAust
6-Oct-14	Lundin	Candelaria (Freeport)
8-Jul-14	Boliden	Outokumpu (Altona Mining)
21-Aug-13	Shanxi Donghui	Inova Resources
29-Jul-13	China Moly	Northparkes (Rio Tinto)
28-Apr-13	Capstone Mining	Pinto Valley (BHP)
28-Nov-12	First Quantum	Inmet
6-Dec-11	KGHM Polska	Quadra FNX
17-Nov-11	Trafigura	Iberian
29-Sep-11	Minmetals	Anvil
5-Jul-11	Jinchuan	Metorex
25-Apr-11	Barrick Gold	Equinox Minerals

        BMO Capital Markets calculated the range and median of multiples observed and selected a representative transaction multiple range which was then applied to Thompson Creek's net present value of mining assets (based on the median of equity research analyst estimates of the net present value of mining assets as of July 4, 2016) to calculate an estimated enterprise value range. An implied value per share range was calculated by adjusting the enterprise values calculated for Thompson Creek's balance sheet and fully diluted shares outstanding. The results from the precedent transactions analysis are summarized below:

	Low	High	Median	Representative Transaction Range
Enterprise Value to Net Present Value of Mining Assets	0.59x	1.49x	1.07x	0.80x - 1.10x

        Based on the representative transaction range, the analysis resulted in an implied value per Thompson Creek common share of C$0.27 to C$1.94.

        No company or transaction utilized in the precedent transactions analysis is identical to Thompson Creek, Centerra or the Arrangement. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the difference in financial and operating characteristics of Thompson Creek and Centerra, the Arrangement and other factors that could affect the trading value and aggregate transaction values of the companies and transactions to which they are being compared.

Transaction Premiums Analysis

        BMO Capital Markets reviewed the premiums paid in selected precedent transactions that BMO Capital Markets, based on its experience in the metals and mining industry, deemed relevant.

        In connection with its analysis, BMO Capital Markets analyzed the premium paid relative to each target's closing share price as of the following periods: (a) one trading day prior to announcement; (ii) one week prior to announcement; and (iii) one month prior to announcement. BMO Capital Markets analyzed these premiums for selected transactions since 2011 in which the target companies were mining companies with producing assets.

        The selected transactions were:

Date Announced	Acquirer	Target
16-Nov-15	Kirkland Lake Gold	St Andrew Goldfields
6-Oct-15	Sibanye	Aquarius Platinum
27-Jul-15	First Majestic	Silvercrest
8-May-15	Guangdong Rising	PanAust
9-Feb-15	Tahoe Resources	Rio Alto
4-Jun-14	Mandalay	Elgin
16-Apr-14	Agnico / Yamana	Osisko
16-Dec-13	Primero	Brigus
4-Mar-13	Hecla	Aurizon
28-Nov-12	First Quantum	Inmet
19-Sep-12	B2Gold	CGA Mining
7-Aug-12	Endeavour Mining	Avion Gold
13-Jul-12	Weather II	La Mancha
7-Jun-12	RX Exploration	US Silver & Gold
3-Apr-12	Zijin Mining	Norton Gold Fields
3-Apr-12	First Majestic	Silvermex Resources
23-Jan-12	Pan American Silver	Minefinders
23-Jan-12	Luxor	Crocodile Gold
6-Dec-11	KGHM Polska	Quadra FNX
17-Nov-11	Trafigura	Iberian
29-Sep-11	Minmetals	Anvil
5-Jul-11	Jinchuan	Metorex
15-Jun-11	Nyrstar	Breakwater
25-Apr-11	Barrick Gold	Equinox Minerals

        BMO Capital Markets calculated the range and median of premiums observed and selected a representative premium range which was then applied to Thompson Creek's common share price on the relevant date to calculate an implied value per share range. The results from the transaction premiums analysis are summarized below:

	Low	High	Median	Representative Premium Range
Premium to 1 Trading Day Prior to Announcement	20.1%	85.0%	41.8%	30.0% - 50.0%
Premium to 1 Week Prior to Announcement	11.9%	92.0%	46.9%	30.0% - 50.0%
Premium to 1 Month Prior to Announcement	2.0%	86.5%	41.6%	30.0% - 50.0%

        Based on the representative premium range, the analysis resulted in an implied value per Thompson Creek common share of C$0.65 to C$0.90.

        No company or transaction utilized in the transaction premiums analysis is identical to Thompson Creek, Centerra or the Arrangement. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the difference in financial and operating characteristics of Thompson Creek and Centerra, the Arrangement and other factors that could affect the trading value and aggregate transaction values of the companies and transactions to which they are being compared.

Other Considerations

        In addition to the quantitative analyses described above, BMO Capital Markets considered certain other factors including the following:

        Description of Sale Process:    BMO Capital Markets conducted a global marketing effort to seek an acquirer for Thompson Creek, in which 70 parties (including Centerra) were contacted. Fourteen parties (including Centerra) signed confidentiality agreements and were provided with confidential information regarding Thompson Creek and engaged in discussions with BMO Capital Markets and the management of Thompson Creek. Ten parties (including Centerra) submitted non-binding proposals in May 2016. Six of these parties (including Centerra) were provided the opportunity to conduct additional detailed due diligence including receiving presentations from the management of Thompson Creek and site tours to Thompson Creek's assets and all of those parties were invited to submit final bids for an acquisition of Thompson Creek. The consideration provided by Centerra under the Arrangement represents the highest value bid for Thompson Creek presented during the sale process described above.

        Description of Thompson Creek Financial Situation:    Absent consummation of the Arrangement as contemplated or a significant increase in commodity prices, Thompson Creek is likely to face significant financial challenges. Thompson Creek currently has the Notes outstanding, being $316 million of secured notes due in 2017, $334 million of unsecured notes due in 2018 and $183 million of unsecured notes due in 2019. As at March 31, 2016 Thompson Creek's cash balance was $139 million. Based on discussions with management of Thompson Creek (and absent a significant increase in commodity prices), BMO Capital Markets understand that Thompson Creek's internally generated cash flow and cash on hand are not expected to be sufficient to repay the secured and unsecured notes referenced above when they come due. In BMO Capital Markets' judgment, based on its experience in the capital markets, Thompson Creek has limited access to external sources of capital to repay the Notes when they come due.

General

        In connection with rendering its Opinion, BMO Capital Markets performed certain financial, comparative and other analyses as summarized above. In arriving at its Opinion, BMO Capital Markets did not ascribe a specific range of values to the common shares of Thompson Creek but rather made its determination as to the fairness, from a financial point of view, of the Exchange Ratio pursuant to the Arrangement to the Thompson Creek shareholders on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

        In arriving at its Opinion, BMO Capital Markets did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgements as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, BMO Capital Markets believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its Opinion.

        The Exchange Ratio pursuant to the Arrangement was determined by Thompson Creek and Centerra through arm's length negotiations between Thompson Creek and Centerra and was approved by the Thompson Creek Board. BMO Capital Markets acted as financial advisor to Thompson Creek and the Thompson Creek Board during these negotiations but did not recommend any specific exchange ratio to Thompson Creek or the Thompson Creek Board or opine that any specific exchange ratio constituted the only appropriate exchange ratio for the transaction.

        The Thompson Creek Board retained BMO Capital Markets based on BMO Capital Markets' qualifications, experience and expertise. BMO Capital Markets is one of North America's largest investment banking firms, with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading, investment research and investment management. BMO Capital Markets has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in preparing fairness opinions. BMO Capital Markets' Opinion was approved for release by a committee of its officers who are collectively experienced in merger and acquisition, divestiture, restructuring, valuation, fairness opinion and capital markets matters. Under the terms of its engagement letter with Thompson Creek, BMO Capital Markets provided Thompson Creek and the Thompson Creek Board with various advisory services in connection with the Arrangement, including the provision of its Opinion. BMO Capital Markets will receive a transaction fee in connection with the Arrangement in an amount equal to approximately $11 million, of which approximately $10 million is contingent upon the successful completion of the Arrangement, approximately $770,000 is related to ongoing work fees which are not contingent upon successful completion of the Arrangement and $250,000 is related to the rendering of the Opinion. Thompson Creek has also agreed to reimburse BMO Capital Markets for reasonable out-of-pocket expenses and to indemnify BMO Capital Markets against certain liabilities that might arise out of its engagement. In the past two years prior to the date of its Opinion, BMO Capital Markets and its affiliates had not been engaged within the past two years to provide any financial advisory services or participate in any financings involving Thompson Creek, Centerra or any of their respective associates or affiliates, other than (i) acting as financial advisor to Thompson Creek and the Thompson Creek Board in connection with the engagement described above; and (ii) acting as lead joint bookrunner in connection with the Centerra Equity Financing, for a fee of approximately C$3 million which is contingent upon the successful completion of the Centerra Equity Financing (which itself is contingent upon the successful completion of the Arrangement). BMO Capital Markets and certain of its affiliates act as traders and dealers, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in securities of Thompson Creek, Centerra or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such persons for which BMO Capital Markets or such affiliates received or may receive compensation. As investment dealers, BMO Capital Markets and certain of our affiliates conduct research on securities and may, in the ordinary course of business, provide research reports and investment advice on investment matters, including with respect to one or more of Thompson Creek, Centerra or any of their respective associates or affiliates or the Arrangement.

Certain Unaudited Prospective Financial Information of Thompson Creek

        Thompson Creek as a matter of course does not make public long-term projections as to its future earnings, earnings before interest, taxes, depreciation and amortization ("EBITDA"), unlevered free cash flow or other results (other than guidance for its next fiscal year with regard to production, cash costs on a by-product basis and capital expenditures) because of, among other reasons, the uncertainty of the underlying assumptions and estimates. However, Thompson Creek is including the following summary of the unaudited prospective financial and operating information solely because that information was made available to the Board, Centerra and to BMO Capital Markets. The prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or GAAP. The below information is being included in this proxy statement to give Thompson Creek's shareholders access to non-public information that was provided to the

Board, Centerra and BMO Capital Markets in the course of evaluating the proposed Arrangement, and is not intended to influence your decision whether to vote for adoption of the Arrangement Resolution or any other proposal at the Special Meeting. In addition, the inclusion of the below information should not be regarded as an indication that any of Thompson Creek, Centerra or BMO Capital Markets or any other recipient of this information considered—or now considers—it to be necessarily predictive of actual future results.

        The unaudited prospective financial and operating information prepared by management of Thompson Creek was, in general, prepared solely for Thompson Creek's internal use and is subjective in many respects. While presented with numerical specificity, the financial projections by Thompson Creek are based upon a variety of estimates and assumptions relating to the business of Thompson Creek and to commodity prices that are inherently uncertain, though considered reasonable by Thompson Creek's management as of the date of their preparation. There can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Because the unaudited prospective financial and operating information covers multiple years, that information by its nature becomes less predictive with each successive year. Thompson Creek urges shareholders to review its SEC filings for a description of risk factors with respect to its businesses, as well as the section of this proxy statement titled "Risk Factors" beginning on page 23. See also "Cautionary Statement Regarding Forward-Looking Statements" above and "Where You Can Find More Information" beginning on page 270.

        Because the unaudited prospective financial information was developed on a stand-alone basis without giving effect to the Arrangement, the unaudited prospective financial information do not give effect to the Arrangement or any changes to Thompson Creek's or Centerra's operations or strategy that may be implemented after the completion of the Arrangement, including any potential synergies realized as a result of the Arrangement, or to any costs related to, or that may arise in connection with, the Arrangement.

        All of the financial forecasts summarized below were prepared by the management of Thompson Creek. KPMG LLP, Thompson Creek's independent registered public accounting firm, has not examined, compiled or otherwise performed any procedures with respect to the unaudited prospective financial information and, accordingly, KPMG LLP has not expressed any opinion or given any other form of assurance with respect thereto and they assume no responsibility for the prospective financial information. The reports of KPMG LLP included in documents incorporated by reference into this proxy statement relate to the historical financial information of Thompson Creek. Such reports do not extend to the unaudited prospective financial information and should not be read to do so.

        Readers of this proxy statement should not place undue reliance on these unaudited financial projections.

        THE BELOW UNAUDITED PROSPECTIVE FINANCIAL INFORMATION DOES NOT REPRESENT PROJECTIONS, BUT RATHER POTENTIAL SCENARIOS BASED ON VARYING DEGREES OF SUCCESS. ACCORDINGLY, RESULTS ARE DEPENDENT ON THE OUTCOME OF FUTURE COMMODITY PRICES, FOREIGN EXCHANGE RATES, PRODUCTION, SALES, OPERATING COSTS, CAPITAL EXPENDITURES AND OTHER ACTIVITIES, WHICH ARE SUBJECT TO SIGNIFICANT RISK AND UNCERTAINTY. EXCEPT AS MAY BE REQUIRED BY LAW, THOMPSON CREEK DOES NOT INTEND TO UPDATE OR REVISE THE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THEY WERE PREPARED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT SOME OR ALL OF THE ASSUMPTIONS ARE DETERMINED TO BE INACCURATE OR ERRONEOUS.

        As referred to below, EBITDA represents earnings before interest, taxes, depreciation and amortization. Unlevered free cash flow is defined as EBITDA less capital expenditures, plus or minus changes in working capital, without regard to any interest or principal payments on Thompson Creek's debt. EBITDA and unlevered free cash flow are financial measures not defined under U.S. GAAP, and as a result, they should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP or as a measure of Thompson Creek's profitability or liquidity. Because EBITDA and unlevered free cash flow exclude some, but not all, items that affect net income or cash flows, these measures may vary among companies. The EBITDA and unlevered free cash flow data presented below may not be comparable to similarly titled measures of other companies. Thompson Creek's management believes that EBITDA and unlevered free cash flow are meaningful measures to investors and provides additional information about their ability to meet future liquidity requirements for debt service, capital expenditures and working capital. In addition, Thompson Creek's management believes that EBITDA and unlevered free cash flow are useful comparative measures of operating performance.

        The following is summary unaudited information provided by Thompson Creek management to Centerra, BMO Capital Markets and the Thompson Creek Board:

	2016E	2017E	2018E - 2050E
	("E" refers to estimated)
Copper Price ($/lb)	$2.23	$2.23	$2.23
Gold Price ($/oz)	$1,342	$1,342	$1,342
Copper Sales (Mlbs)	71	76	1,566
Gold Sales—Attributable (koz)	119	172	1,622
Gold Sales—Stream (koz)	131	188	1,757
EBITDA ($ million)	$126	$300	$2,206
Unlevered Free Cash Flow ($ million)	$65	$201	$1,396

        In preparing the unaudited prospective financial information summarized above, Thompson Creek management made the following material assumptions, which may or may not prove to be accurate:

  •
  Spot prices as of July 4, 2016 of $1,342 per ounce for gold, $2.23 per pound for copper;

  •
  Copper and gold production and by-product cash costs for 2016 were in line with public guidance issued on May 4, 2016 with copper production being at the high end of the range, gold production being at the low end of the range and by-product cash costs in the middle of the range;

  •
  Net capital expenditures, plus or minus changes in working capital, of $30 million for 2016 and $40 million for 2017;

  •
  Foreign exchange rate as of July 4, 2016 of US$1.00 = C$1.28.

Principal Steps to the Arrangement

        The following discussion summarizes the material terms of the proposed Arrangement and does not purport to be complete and is qualified in its entirety by reference to the Plan of Arrangement and Arrangement Agreement. Thompson Creek shareholders should read the Arrangement Agreement, which is attached as Annex A to this proxy statement, and the Plan of Arrangement, which is attached as Schedule A to the Arrangement Agreement, each in its entirety as they are the legal documents that govern the Arrangement.

        Pursuant to the Plan of Arrangement, at the Effective Time, each of the following events will occur in the order set out below:

  1.
  Each Thompson Creek Option will be exchanged for a Centerra Replacement Option to purchase from Centerra the number of Centerra common shares equal to: (A) 0.0988, multiplied by (B) the number of Thompson Creek common shares subject to such Thompson Creek Option immediately prior to the Effective Time. Such Centerra Replacement Option shall provide for an exercise price per Centerra common share equal to (Y) the exercise price per Thompson Creek common share otherwise purchasable pursuant to such Thompson Creek Option immediately prior to the Effective Time, divided by (Z) 0.0988.

  2.
  The vesting of each Thompson Creek performance share unit ("Thompson Creek PSU") will be accelerated and the holder will receive the number of Thompson Creek PSUs assuming target performance as set out in his or her agreement; each Thompson Creek PSU will be surrendered by the Thompson Creek PSU holder for one Thompson Creek common share less any amounts withheld subject to the terms of the Arrangement Agreement.

  3.
  The vesting of each Thompson Creek restricted share unit ("Thompson Creek RSU") will be accelerated and each Thompson Creek RSU will be surrendered by the Thompson Creek RSU holder for one Thompson Creek common share less any amounts withheld subject to the terms of the Arrangement Agreement.

  4.
  Each Thompson Creek common share held by a dissenting Thompson Creek shareholder shall be deemed to be transferred to Thompson Creek and Thompson Creek will be obliged to pay the amount determined under the Arrangement.

  5.
  Each issued Thompson Creek common share held by a former Thompson Creek shareholder (other than a dissenting Thompson Creek shareholder or Centerra or any subsidiary of Centerra) shall be transferred to Centerra in exchange for the Arrangement Consideration.

  6.
  All Thompson Creek common shares, each of which is now held by Centerra, will be contributed by Centerra to Centerra Holdco in consideration for a corresponding number of common shares in the capital of Centerra Holdco.

Treatment of Thompson Creek Options

        Subject to the terms and conditions of the Arrangement Agreement and pursuant to the Plan of Arrangement, each Thompson Creek Option will be exchanged for a Centerra Replacement Option to purchase from Centerra the number of Centerra common shares equal to: (A) 0.0988, multiplied by (B) the number of Thompson Creek common shares subject to such Thompson Creek Option immediately prior to the Effective Time. Such Centerra Replacement Option shall provide for an exercise price per Centerra common share equal to (Y) the exercise price per Thompson Creek common shares otherwise purchasable pursuant to such Thompson Creek Option immediately prior to the Effective Time, divided by (Z) 0.0988. All terms and conditions of a Centerra Replacement Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Thompson Creek Option for which it was exchanged, and shall be governed by the terms of the Long Term Incentive Plan and any document evidencing a Thompson Creek Option shall thereafter evidence and be deemed to evidence such Centerra Replacement Option. It is intended that subsection 7(1.4) of the Tax Act apply to such exchange of Thompson Creek Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of a Centerra Replacement Option will be increased such that the aggregate In-The-Money-Amount of the Centerra Replacement Option does not exceed the In-The-Money-Amount of the Thompson Creek Option immediately before the exchange.

Treatment of Thompson Creek PSUs

        Pursuant to the Arrangement, the vesting of each Thompson Creek PSU will be accelerated and the holder will receive the number of Thompson Creek PSUs assuming target performance as set out in his or her agreement. Pursuant to the Plan of Arrangement, each Thompson Creek PSU will be surrendered by the Thompson Creek PSU holder for one Thompson Creek common share less any shares withheld for purposes of income tax liabilities pursuant to the Plan of Arrangement, which Thompson Creek common shares will participate in the Arrangement and be exchanged for Centerra common shares.

Treatment of Thompson Creek RSUs

        Pursuant to the Arrangement, the vesting of each Thompson Creek RSU will be accelerated and each Thompson Creek RSU will be surrendered by the Thompson Creek RSU holder for one Thompson Creek common share less any shares withheld for purposes of income tax liabilities, which Thompson Creek common shares will participate in the Arrangement and be exchanged for Centerra common shares.

Approval of Arrangement Resolution

        At the Special Meeting, the Thompson Creek shareholders will be asked to approve the Arrangement Resolution, the full text of which is set out in Annex B to this proxy statement. In order for the Arrangement to become effective, as provided in the Interim Order and by the BCBCA, the Arrangement Resolution must be approved by at least two thirds of the votes cast on the Arrangement Resolution by Thompson Creek shareholders, present in person or by proxy at the Special Meeting. Should Thompson Creek shareholders fail to approve the Arrangement Resolution by the requisite two thirds of votes cast, the Arrangement will not be completed.

        The Thompson Creek Board has approved the terms of the Arrangement Agreement and the Arrangement and recommends that the Thompson Creek shareholders vote "FOR" the Arrangement Resolution. See "The Arrangement—Recommendation of the Thompson Creek Board of Directors" above.

        THE THOMPSON CREEK BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE APPROVAL OF THE ARRANGEMENT RESOLUTION.

Completion of the Arrangement

        Subject to the provisions of the Arrangement Agreement, the Arrangement will become effective at 12:01 a.m. (Vancouver time) on the Effective Date, being the date upon which all of the conditions to completion of the Arrangement as set out in the Arrangement Agreement have been satisfied or waived in accordance with the Arrangement Agreement, all documents agreed to be delivered thereunder have been delivered to the satisfaction of the recipient, acting reasonably, and the filings required under the BCBCA have been filed with the Registrar. Completion of the Arrangement is expected to occur on or about October 20, 2016; however, it is possible that completion may be delayed beyond this date if the conditions to completion of the Arrangement cannot be met on a timely basis, but in no event shall completion of the Arrangement occur later than the October 31, 2016 (the "Outside Date"), unless extended by mutual agreement of the parties or otherwise in accordance with the terms of the Arrangement Agreement.

Procedure for Exchange of Thompson Creek Common Shares

        CST Trust Company is acting as depositary under the Arrangement (the "Depositary"). The Depositary will receive deposits of certificates representing Thompson Creek common shares and a properly completed and duly executed letter of transmittal (the "Letter of Transmittal") and such other documents as the Depositary may reasonably request, at the office specified in the Letter of Transmittal and will be responsible for delivering the Arrangement Consideration to which Thompson Creek shareholders are entitled to under the Arrangement.

        On or around the date on which the Arrangement is completed, Centerra will send out separate materials, including the Letter of Transmittal, to each registered shareholder of Thompson Creek. The Letter of Transmittal is only for use by registered shareholders of Thompson Creek and is not to be used by non-registered shareholders. In order to receive the appropriate number of Centerra common shares that such new registered shareholder is entitled to receive pursuant to the Arrangement, he, she or it must deposit the certificate(s) representing his, her or its Thompson Creek common shares with the Depositary along with a properly completed and duly executed Letter of Transmittal.

        Thompson Creek PSUs and Thompson Creek RSUs outstanding at the Effective Time will be surrendered and disposed of for payment of Thompson Creek common shares at the Effective Time. Such holders of Thompson Creek PSUs and Thompson Creek RSUs will not receive certificates representing such Thompson Creek common shares and will not be required to deliver any such certificates or a Letter of Transmittal to the Depositary in order to receive the Centerra common shares they are entitled to pursuant to the Arrangement.

        The exchange of Thompson Creek common shares for the Arrangement Consideration in respect of non-registered holders of Thompson Creek common shares is expected to be made with the non-registered shareholders' nominee (broker, bank, custodian, nominee or other intermediary) account through the procedures in place for such purposes between CDS & Co. (or Cede & Co., in the case of some Thompson Creek shareholders) and such nominee. Non-registered shareholders should contact their nominee if they have any questions regarding this process and to arrange for their nominee to complete the necessary steps to ensure that they receive the Centerra common shares in respect of their Thompson Creek common shares.

        Registered holders of Thompson Creek common shares are requested to tender to the Depositary any certificate(s) representing their Thompson Creek common shares along with the properly completed and duly executed Letter of Transmittal. As soon as practicable following the Effective Date, the Depositary will forward to each registered holder of Thompson Creek common shares that submitted a properly completed and duly executed Letter of Transmittal to the Depositary, together with the certificate(s) representing the Thompson Creek common shares held by such Thompson Creek shareholder immediately prior to the Effective Date, the certificates(s) representing the Centerra common shares to which the registered shareholder is entitled under the Arrangement, to be sent to or at the direction of such Thompson Creek shareholder. Certificate(s) representing the Centerra common shares will be registered in such name or names as directed in the Letter of Transmittal and will be either (i) sent to the address or addresses as such Thompson Creek shareholder directed in their Letter of Transmittal or (ii) made available for pick up at the office of the Depositary in accordance with the instructions of the former Thompson Creek shareholder in the Letter of Transmittal.

        A registered holder of Thompson Creek common shares may take delivery of the certificate(s) representing the Centerra common shares to which such Thompson Creek shareholder is entitled pursuant to the Arrangement, by delivering the certificate(s) representing Thompson Creek common shares formerly held by it to the Depositary at the office indicated in the Letter of Transmittal at any time prior to the sixth anniversary of the Effective Date. Such certificate(s) must be accompanied by a properly completed and duly executed Letter of Transmittal, together with such other documents as the Depositary may require. Certificate(s) representing the Centerra common shares will be registered in such name or names as directed in the Letter of Transmittal and will be either (i) sent to the address or addresses as such Thompson Creek shareholder directed in its Letter of Transmittal or (ii) made available for pick up at the office of the Depositary in accordance with the instructions of the registered shareholder in the Letter of Transmittal, as soon as practicable after receipt by the Depositary of the required documents.

        If any certificate, which immediately before the Effective Time represented one or more outstanding Thompson Creek common shares in respect of which the holder was entitled to receive Centerra common shares pursuant to the Arrangement, is lost, stolen or destroyed, upon the making of an affidavit or statutory declaration of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary will deliver in exchange for such lost, stolen or destroyed certificate, a certificate representing Centerra common shares to which such record Thompson Creek shareholder is entitled pursuant to the Arrangement. When authorizing delivery of the certificate(s) representing Centerra common shares that a former Thompson Creek shareholder is entitled to receive in exchange for any lost, stolen or destroyed certificate, such former holder to whom a certificate(s) is to be delivered will be required, as a condition precedent to the delivery thereof, to give a bond satisfactory to Centerra, Thompson Creek and the Depositary in such amount as Centerra, Thompson Creek and the Depositary may direct or otherwise indemnify Centerra, Thompson Creek and the Depositary in a manner satisfactory to them, against any claim that may be made against one or all of them with respect to the certificate(s) alleged to have been lost, stolen or destroyed.

        A registered Thompson Creek shareholder must deliver to the Depositary at the office listed in the Letter of Transmittal:

  (a)
  the certificate(s) representing their Thompson Creek common shares;

  (b)
  a Letter of Transmittal, or a manually executed photocopy thereof, properly completed and duly executed as required by the instructions set out in the Letter of Transmittal; and

  (c)
  any other relevant documents required by the instructions set out in the Letter of Transmittal.

        Except as otherwise provided in the instructions to the Letter of Transmittal, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution. If a Letter of Transmittal is executed by a person other than the registered holder of the certificate(s) deposited therewith, the certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered holder, with the signature on the endorsement panel, or securities transfer power of attorney guaranteed by an Eligible Institution.

        The method of delivery of certificates representing Thompson Creek common shares and all other required documents is at the option and risk of the person depositing the same. Thompson Creek recommends that such documents be delivered by hand to the Depositary and a receipt obtained or, if mailed, that registered mail with return receipt requested be used and that appropriate insurance be obtained.

Mail Services Interruption

        Notwithstanding the provisions of the Arrangement, this proxy statement and the Letter of Transmittal, certificates representing Centerra common shares in payment for Thompson Creek common shares deposited pursuant to the Arrangement and any certificate(s) representing Thompson Creek common shares to be returned will not be mailed if Centerra determines that delivery thereof by mail may be delayed.

        Persons entitled to certificates and other relevant documents which are not mailed for the foregoing reason may take delivery thereof at the office of the Depositary at which the deposited certificate(s) representing Thompson Creek common shares in respect of which Centerra common shares are being issued were originally deposited upon application to the Depositary until such time as Centerra has determined that delivery by mail will no longer be delayed.

No Fractional Shares to be Issued

        Following the Effective Time, if the aggregate number of Centerra common shares to which a Thompson Creek shareholder would otherwise be entitled would include a fractional share, then the number of Centerra common shares that such former Thompson Creek shareholder is entitled to receive shall be rounded down to the next whole number and no former Thompson Creek shareholder will be entitled to any compensation in respect of such fractional Centerra common share.

Withholding Rights

        Thompson Creek, Centerra and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to any Thompson Creek shareholder, holder of Thompson Creek Options, holder of Thompson Creek PSUs or holder of Thompson Creek RSUs under the Plan of Arrangement (including any payment to dissenting Thompson Creek shareholders) such amounts as Thompson Creek, Centerra or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code, and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign tax law as counsel may advise is required to be so deducted and withheld by Thompson Creek, Centerra or the Depositary, as the case may be. All such withheld amounts will be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person under the Plan of Arrangement, provided that such deducted or withheld amounts are actually remitted to the appropriate governmental authority by or on behalf of Thompson Creek, Centerra or the Depositary, as the case may be. To the extent necessary, each of Thompson Creek, Centerra and the Depositary is authorized to sell or otherwise dispose of such portion of Centerra common shares payable as Arrangement Consideration as is necessary to provide sufficient funds to Thompson Creek, Centerra or the Depositary, as the case may be, to enable it to implement such deduction or withholding, and Thompson Creek, Centerra or the Depositary will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

Treatment of Dividends

        No dividends or other distributions declared or made after the Effective Date with respect to the Centerra common shares with a record date on or after the Effective Date will be payable or paid to the holder of any un-surrendered certificates representing Thompson Creek common shares which, immediately prior to the Effective Date, represented outstanding Thompson Creek common shares, until the surrender of certificates for Thompson Creek common shares in exchange for the Arrangement Consideration issuable therefor pursuant to the terms of the Plan of Arrangement. Subject to applicable law and to Section 4.4 of the Plan of Arrangement, at the time of such surrender, there shall, in addition to the delivery of Arrangement Consideration to which such Thompson Creek shareholder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Centerra common shares. For greater certainty, no holder of Thompson Creek common shares will be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.

Cancellation of Rights after Six Years

        If any former Thompson Creek shareholder fails to deliver to the Depositary the certificate(s), documents or instruments required to be delivered to the Depositary in order for such former Thompson Creek shareholder to receive the Arrangement Consideration which such former holder is entitled pursuant to the Arrangement to receive on or before the sixth anniversary of the Effective Date, on the sixth anniversary of the Effective Date (i) such former holder will be deemed to have donated and forfeited to Centerra or its successors, any Arrangement Consideration held by the

Depositary in trust for such former holder to which such former holder is entitled and (ii) any certificate(s) representing Thompson Creek common shares formerly held by such former holder will cease to represent a claim of any nature whatsoever and will be deemed to have been surrendered to Centerra and will be cancelled. None of Thompson Creek or Centerra, or any of their respective successors, will be liable to any person in respect of any Arrangement Consideration (including any consideration previously held by the Depositary in trust for any such former holder) which is forfeited to Thompson Creek or Centerra or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law. Accordingly, former Thompson Creek shareholders who deposit with the Depositary certificates representing Thompson Creek common shares after the sixth anniversary of the Effective Date will not receive Centerra common shares or any other consideration in exchange therefor and will not own any interest in Thompson Creek or Centerra, and will not be paid any compensation.

Effects of the Arrangement on Thompson Creek Shareholder Rights

        The rights of Thompson Creek shareholders are currently governed by the BCBCA and by Thompson Creek's notice of articles and restated articles of continuance. Centerra is a CBCA corporation and the rights of holders of Centerra common shares are governed by the CBCA and by Centerra's articles and bylaws. If the Arrangement is completed, Thompson Creek shareholders (other than dissenting Thompson Creek shareholders) receiving Centerra common shares under the Arrangement will become shareholders of Centerra and the Centerra common shares to be received pursuant to the Arrangement are subject to different rights and obligations under the CBCA. Although the rights and privileges of shareholders under the CBCA are in many instances comparable to those under the BCBCA, there are certain differences. See "Comparison of Shareholder Rights" beginning on page 250 of this proxy statement for a comparison of certain of these rights. This summary is not intended to be exhaustive and Thompson Creek shareholders should consult their legal advisors regarding all of the implications of the effects of the Arrangement on such Thompson Creek shareholders' rights and for greater detail with respect to these differences.

Court Approval of the Arrangement

        The Arrangement under the BCBCA requires approval of the Court.

Interim Order

        On July 28, 2016, Thompson Creek obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and certain other procedural matters. The text of the Interim Order is set out in Annex E to this proxy statement.

Final Order

        Subject to the terms of the Arrangement Agreement, and approval of the Arrangement Resolution by Thompson Creek shareholders at the Special Meeting in the manner required by the Interim Order, Thompson Creek intends to make an application to the Court for the Final Order.

        The application for the Final Order approving the Arrangement is currently scheduled for October 19, 2016 at 9:45 a.m. (Vancouver time), or as soon thereafter as counsel may be heard, at the Courthouse, 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct. Any Thompson Creek shareholder or any other interested party who wishes to appear or be represented and present evidence or arguments at the hearing of the application for the Final Order must file and serve a response to petition no later than 5:00 p.m. (Vancouver time) on October 17, 2016, along with any other documents required, all as set out in the Interim Order and the Notice of Petition, the text of which is set out in Annexes E and F, respectively to this proxy statement, and satisfy any other requirements of the Court. Such persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further order of the Court, only those persons having previously filed and served a response to petition will be given notice of the adjournment.

        The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Thompson Creek and/or Centerra may determine not to proceed with the Arrangement.

        The Centerra common shares and the Centerra Replacement Options to be issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act or applicable securities laws of any state of the United States and will be issued and exchanged in reliance upon the exemption from registration under the U.S. Securities Act provided by Section 3(a)(10) thereof and exemptions provided under the applicable securities laws of each state of the United States in which Thompson Creek shareholders and holders of Thompson Creek Options reside. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and receive timely and adequate notice thereof. The Court will be advised prior to the hearing of the application for the Final Order that if the terms and conditions of the Arrangement, and the fairness thereof, are approved by the Court, the Centerra common shares and Centerra Replacement Options to be issued pursuant to the Arrangement will not require registration under the U.S. Securities Act. Accordingly, the Final Order of the Court will, if granted, constitute a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the issuance and exchange of the Centerra common shares for the Thompson Creek common shares and the issuance and exchange of the Centerra Replacement Options for the Thompson Creek Options pursuant to the Arrangement. See "The Arrangement—U.S. Securities Law Matters" below.

        For further information regarding the Court hearing and your rights in connection with the Court hearing, see the form of Notice of Hearing of Petition attached at Annex F to this proxy statement. The Notice of Hearing of Petition constitutes notice of the Court hearing of the application for the Final Order and is your only notice of the Court hearing.

Regulatory Law Matters and Securities Law Matters

        Other than the Final Order, the necessary conditional approvals (or equivalent), as the case may be, of the TSX having been obtained, and approvals under the Competition Act and the Investment Canada Act, Thompson Creek is not aware of any material approval, consent or other action by any federal, provincial, state or foreign government or any administrative or regulatory agency that would be required to be obtained in order to complete the Arrangement. In the event that any such approvals or consents are determined to be required, such approvals or consents will be sought. Any such additional requirements could delay the Effective Date or prevent the completion of the Arrangement. While there can be no assurance that any regulatory consents or approvals that are determined to be required will be obtained, Thompson Creek currently anticipates that any such consents and approvals that are determined to be required will have been obtained or otherwise resolved by the Effective Date. Subject to receipt of the approval of Thompson Creek shareholders at the Special Meeting, receipt of the Final Order, approval under the Competition Act and the Investment Canada Act, and the satisfaction or waiver of all other conditions specified in the Arrangement Agreement, the Effective Date is expected to be on or about October 20, 2016.

Stock Exchange Approvals

        The Thompson Creek common shares are listed and quoted for trading on the TSX and the OTCQX and the Centerra common shares are listed for trading on the TSX. It is a condition of the Arrangement that the TSX shall have conditionally approved the transactions contemplated thereby including in respect of the listing of the Centerra common shares to be issued in connection with the Arrangement. In a letter dated July 12, 2016, the TSX conditionally approved the transaction contemplated by the Arrangement including in respect of the listing of the Centerra common shares to be issued in connection with the Arrangement (including the Centerra common shares issuable upon the exercise of the Centerra Replacement Options), subject to the delivery of certain documents following the closing of the Arrangement.

Competition Act Approval

        Part IX of the Competition Act requires that parties to certain classes of transactions provide prescribed information to the commissioner where the applicable thresholds set out in Sections 109 and 110 of the Competition Act are exceeded and no exemption applies ("Notifiable Transactions"). Subject to certain limited exceptions, a Notifiable Transaction cannot be completed until the parties to the transaction have each submitted the information prescribed pursuant to subsection 114(1) of the Competition Act (a "Notification") to the commissioner and the applicable waiting period has expired or has been terminated early by the commissioner. The Competition Act prescribes an initial waiting period of 30 days from when the parties have both filed their respective Notification. At the end of that period, the parties are permitted to complete their Notifiable Transaction unless, prior to the expiration of the waiting period, the commissioner issues a supplementary information request (a "SIR") to the parties, in which case the parties cannot complete their transaction until 30 days after the day in which the parties comply with the SIR, unless, before closing, the competition tribunal, upon the application of the commissioner, issues a temporary order prohibiting closing in order to facilitate the commissioner's continued review of the transaction or litigation before the competition tribunal (the "Competition Tribunal").

        Alternatively to, or in addition to, filing a Notification, a party to a Notifiable Transaction may apply to the commissioner for an advance ruling certificate (an "ARC") or, in the event that the commissioner is not prepared to issue an ARC, a No-Action Letter. If the commissioner issues an ARC, the parties are exempt from having to file a Notification; if the commissioner issues a No-Action Letter, upon the request of the parties, the commissioner can waive the parties' requirement to submit a Notification where the parties have supplied substantially similar information as would have been supplied with their Notification (a "Waiver"). The filing of a request for an ARC or, in the alternative, a No-Action Letter and Waiver does not start a statutory waiting period and, unless the parties have also filed a Notification, the parties cannot complete their transaction until the commissioner has completed his review and issued the requested clearance.

        The commissioner may challenge a merger before the Competition Tribunal at any time before, or within one year following, its completion where the merger prevents or lessens, or is likely to prevent or lessen, competition substantially (a "Competition Challenge"). If the Competition Tribunal agrees with the commissioner, the Competition Tribunal can issue an order prohibiting the transaction, provided that the transaction has not been completed by such time, or it can order the divestiture of shares or assets where the transaction already has been completed; the Competition Tribunal cannot issue an order, however, where the parties have been able to establish the elements of the statutory efficiencies defence. The commissioner is precluded from bringing a Competition Challenge on substantially the same information that an ARC was issued, provided that the Notifiable Transaction was completed within one year after the ARC was issued. No such prohibition on bringing a Competition Challenge applies to the issuance of a No-Action Letter.

        The transactions contemplated by the Arrangement Agreement constitute a Notifiable Transaction. Centerra filed with the commissioner a submission in support of a request for an ARC, and on July 14, 2016, the commissioner issued an ARC, dated July 15, 2016, approving the Arrangement. Accordingly, approval under the Competition Act has been obtained.

Investment Canada Act Approval

        Subject to certain limited exceptions, the direct acquisition of control of a Canadian business by a non-Canadian that exceeds a financial threshold prescribed under Part IV of the Investment Canada Act (a "Reviewable Transaction") is subject to review and cannot be implemented until the non-Canadian has submitted an application (an "Application for Review") to the Minister responsible for the Investment Canada Act (the "Minister") and the Minister is satisfied, or is deemed under the Investment Canada Act to be satisfied, that the transaction is likely to be of net benefit to Canada (a "net benefit ruling"). In making his net benefit ruling, the Minister may take into account, among other things, the Application for Review and any undertakings provided to the Minister by the non-Canadian. The submission of the Application for Review triggers an initial review period of up to 45 days. If the Minister has not completed the review by that date, the Minister may unilaterally extend the review period for up to a further 30 days. The review may be extended for an additional period beyond 75 days, where agreed to by the Minister and the non-Canadian.

        If, following his review, the Minister issues a positive net benefit ruling, the non-Canadian may proceed with the transaction. However, if the Minister is not satisfied (or is not deemed under the Investment Canada Act to be satisfied) that the Reviewable Transaction is likely to be of net benefit to Canada, the Minister is required to send a notice to that effect to the non-Canadian, advising the non-Canadian of its right to make further representations and submit (additional) undertakings within 30 days from the date of such notice or any further period that may be agreed to by the non-Canadian and the Minister. At any time, and in any event within a reasonable time after the expiry of the period for making representations and submitting undertakings described above, the Minister must send a notice to the non-Canadian that either the Minister is satisfied that the investment is likely to be of net benefit to Canada (i.e., a net benefit ruling), in which case the transaction may proceed, or confirmation that the Minister is not satisfied that the investment is likely to be of net benefit to Canada. In the latter case, the Reviewable Transaction may not be implemented.

        In addition, under Part IV.I of the Investment Canada Act, investments by non-Canadians to establish a new Canadian business, acquire control of a Canadian business, or acquire, in whole or in part, or to establish an entity carrying on all or any part of its operations in Canada, whether or not the transaction is a Reviewable Transaction, can be made subject to review and approval on grounds that the investment could be injurious to national security. If the transaction is reviewed under Part IV.I of the Investment Canada Act, the Governor in Council (i.e., the Federal Cabinet) may, by order, take any measure in respect of the investment that the Governor in Council considers advisable to protect national security, including (a) directing the non-Canadian not to implement the investment; (b) authorizing the investment on condition that the non-Canadian (i) give any written undertakings to Her Majesty in right of Canada relating to the investment that the Governor in Council considers necessary in the circumstances, or (ii) implement the investment on the terms and conditions contained in the order; or (c) requiring the non-Canadian to divest itself of control of the Canadian business or of its investment in the entity.

        The transactions contemplated by the Arrangement Agreement constitute a Reviewable Transaction. Centerra has filed its Application for Review under the Investment Canada Act setting out the grounds upon which Centerra believes that the transactions contemplated by the Arrangement Agreement are likely to be of net benefit to Canada.

U.S. Securities Law Matters

Exemption from U.S. Registration

        The Centerra common shares and Centerra Replacement Options to be issued to Thompson Creek shareholders and holders of Thompson Creek Options, respectively, pursuant to the Arrangement are not expected to be registered under the U.S. Securities Act. Such securities are expected instead to be issued in reliance upon the exemption provided by Section 3(a)(10) of the U.S. Securities Act. Section 3(a)(10) exempts securities issued in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange will have the right to appear, by any court expressly authorized by law to grant such approval. The staff of the SEC has stated in Revised Staff Legal Bulletin No. 3A (July 18, 2008) that the term "any court" in Section 3(a)(10) includes a foreign court. If the Arrangement Resolution is approved by Thompson Creek shareholders, Thompson Creek will make an application for the Final Order. At the hearing of the application for the Final Order, the Court will consider and make a determination concerning the fairness of the terms and conditions of the Arrangement, including the consideration to be received by Thompson Creek shareholders. The Court will be advised at the hearing of the application for the Final Order that if the terms and conditions of the Plan of Arrangement are approved by the Court, the Centerra common shares and Centerra Replacement Options issued under the Arrangement will not be registered under the U.S. Securities Act pursuant to the Section 3(a)(10) exemption. Please note that only the exchange of the Thompson Creek Options for Centerra Replacement Options is subject to the 3(a)(10) exemption, and not the Centerra common shares underlying the Centerra Replacement Options. Accordingly, holders of Centerra Replacement Options who reside in the U.S. will not be able to exercise the Centerra Replacement Options for Centerra common shares without an exemption from registration under Section 5 of the U.S. Securities Act. Nor will U.S.-based employees be able to sell the Centerra common shares received upon exercise in the U.S. without a registration statement or reliance on an exemption from the U.S. Securities Act.

Restrictions on Sales of Centerra Common Shares Received in the Arrangement

        All Centerra common shares received by Thompson Creek shareholders in the Arrangement will be freely tradable for purposes of the U.S. Securities Act and the Exchange Act, except for Centerra common shares received by any Thompson Creek shareholder who is or becomes an affiliate of Centerra after completion of the Arrangement.

Canadian Securities Law Matters

        Each Thompson Creek shareholder is urged to consult such Thompson Creek shareholder's professional advisors to determine the Canadian conditions and restrictions applicable to trades in the Centerra common shares.

Status under Canadian Securities Laws

        Thompson Creek is a reporting issuer in each of the provinces of Canada. The Thompson Creek common shares currently trade on the TSX and are quoted on the OTCQX. Upon completion of the Arrangement, the Thompson Creek common shares will be de-listed from the TSX and quotations removed from the OTCQX as soon as practicable following the Effective Date and Centerra expects to apply to the applicable Canadian securities regulators to have Thompson Creek cease to be a reporting issuer.

        Centerra is a reporting issuer in each of the provinces and territories of Canada. The Centerra common shares are listed and posted for trading on the TSX.

Distribution and Resale of Centerra Common Shares under Canadian Securities Laws

        The distribution of the Centerra common shares pursuant to the Arrangement will constitute a distribution of securities which is exempt from the prospectus requirements of Canadian securities legislation and is exempt from or otherwise is not subject to the registration requirements under applicable securities legislation. The Centerra common shares issued pursuant to the Arrangement will not be legended and may be resold through registered dealers in each of the provinces of Canada provided that (i) the trade is not a "control distribution" as defined National Instrument 45-102—Resale of Securities, (ii) no unusual effort is made to prepare the market or to create a demand for Centerra common shares, (iii) no extraordinary commission or consideration is paid to a person or company in respect of such sale, and (iv) if the selling security holder is an insider or officer of Centerra, the selling security holder has no reasonable grounds to believe that Centerra is in default of applicable Securities Laws.

Multilateral Instrument 61-101

        The Ontario Securities Commission and Québec's Autorité des marchés financiers have adopted MI 61-101 which governs transactions which raise the potential for conflicts of interest, including issuer bids, insider bids, related party transactions and business combinations. As a reporting issuer in each of the provinces of Canada, Thompson Creek is, among other things, subject to the provisions of MI 61-101.

        MI 61-101 regulates certain types of transactions to ensure equality of treatment among securityholders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding "interested parties" or "related parties", independent valuations and, in certain instances, approval and oversight of the transaction by a special committee of independent directors. The protections afforded by MI 61-101 generally apply to "business combinations" (as defined in MI 61-101) that terminate the interests of securityholders without their consent. MI 61-101 provides that, in certain circumstances, where a "related party" of an issuer (as defined in MI 61-101) is entitled to receive a "collateral benefit" (as defined in MI 61-101) in connection with an arrangement transaction (such as the Arrangement), such transaction may be considered a "business combination" for the purposes of MI 61-101 and subject to minority approval requirements.

        A "collateral benefit" (as defined in MI 61-101) includes any benefit that a "related party" of Thompson Creek (which includes the directors, executive officers and shareholders holding over 10% of issued and outstanding shares of Thompson Creek) is entitled to receive as a consequence of the Arrangement, including without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to services as an employee, director or consultant of Thompson Creek. However, MI 61-101 excludes from the meaning of "collateral benefit" a payment per security that is identical in amount and form to the entitlement of the general body of holders in Canada of securities of the same class, as well as certain benefits to a related party received solely in connection with the related party's services as an employee or director of an issuer, of an affiliated entity of such issuer or of a successor to the business of such issuer where (a) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the transaction; (b) the conferring of the benefit is not, by its terms, conditional on the related party supporting the transaction in any manner; (c) full particulars of the benefit are disclosed in the disclosure document for the transaction; and (d) either (i) at the time of the transaction, the related party and his or her associated entities beneficially own, or exercise control or direction over, less than 1% of the outstanding securities of each class of equity securities of the issuer, or (ii) the related party discloses to an independent committee of the issuer the amount of consideration that he or she expects to be beneficially entitled to receive, under the terms of the transaction, in exchange for the equity securities he or she beneficially owns and the independent committee acting in good faith determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value of the consideration the related party will receive pursuant to the terms of the transaction for the equity securities it beneficially owns, and the independent committee's determination is disclosed in the disclosure document for the transaction.

        The directors and officers of Thompson Creek may have interests in the Arrangement that are, or may be, different from, or in addition to, the interests of other Thompson Creek shareholders. See "Interests of Directors and Executive Officers in the Arrangement" for more information in respect of the payments and other benefits to be received. These interests include those described below. The Special Committee and the Thompson Creek Board are aware of these interests and considered them, among other matters, when recommending approval of the Arrangement by Thompson Creek shareholders.

        As a result of the Arrangement, Thompson Creek PSUs and Thompson Creek RSUs, including those held by directors and officers of Thompson Creek, will vest and will be paid out in Thompson Creek common shares, and accordingly, directors and officers of Thompson Creek will be entitled to the Arrangement Consideration under the Arrangement in exchange for their Thompson Creek common shares on the same basis as other Thompson Creek shareholders. Holders of outstanding Thompson Creek Options, including directors and officers of Thompson Creek will, pursuant to the Arrangement, have their Thompson Creek Options exchanged for Centerra Replacement Options to purchase from Centerra that number of Centerra common shares equal to 0.0988 multiplied by the number of Thompson Creek common shares subject to the Thompson Creek Option immediately prior to the Effective Time of the Arrangement (rounded down to the nearest whole number of Centerra common shares).

        Additionally, as a result of the Arrangement, and pursuant to the employment or equivalent agreements and the 2016 cash-based incentive award program, senior officers of Thompson Creek are entitled to receive certain change of control, severance or termination payments. See "Interests of Directors and Executive Officers in the Arrangement" for more information in respect of the payments and other benefits to be received.

        None of the change of control payments and other benefits payable or to be received by the directors and senior officers of Thompson Creek are conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the directors and senior officers of Thompson Creek for securities relinquished under the Arrangement, and the conferring of such benefits is not conditional on any of such individuals supporting the Arrangement. Additionally, none of the directors and senior officers of Thompson Creek, at the time the Arrangement was agreed to, beneficially owned or exercised control or discretion over 1% of the issued and outstanding Thompson Creek common shares. Therefore, none of the directors and senior officers of Thompson Creek is deemed to be receiving a "collateral benefit" under MI 61-101.

        As a result of the foregoing analysis, the minority approval requirements of MI 61-101 will not apply in connection with the Arrangement.

Fees and Expenses

        All expenses incurred in connection with the Arrangement and the transactions contemplated thereby shall be paid by the party incurring such expense. Centerra shall pay all filing fees payable in connection with the Key Regulatory Approvals.

Delisting and Deregistration of Thompson Creek Common Shares

        If the Arrangement is completed, the Thompson Creek common shares will cease to be listed on the TSX and the quotation will also be removed from the OTCQX. Thompson Creek common shares will also be deregistered under the Exchange Act.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE ARRANGEMENT

        When considering the recommendation of the Thompson Creek Board that you vote to approve the Arrangement Resolution, you should be aware that Thompson Creek's directors and executive officers have interests in the Arrangement that are different from, or in addition to, the interests of Thompson Creek shareholders generally, as more fully described below. The Special Committee and the Thompson Creek Board were aware of these interests and considered them, among other matters, in approving the Arrangement, the Arrangment Agreement and the transactions contemplated thereby and recommending the Arrangment Resolution be approved by the Thompson Creek shareholders. These interests are described below.

Treatment of Equity-Based Awards

Treatment of Stock Options

        Pursuant to the terms and conditions of the Arrangement Agreement and the Arrangement, each Thompson Creek Option that is outstanding at the Effective Time of the Arrangement will be exchanged for a Centerra Replacement Option to purchase from Centerra that number of Centerra common shares equal to (i) 0.0988, multiplied by (ii) the number of Thompson Creek common shares subject to such option immediately prior to the effective time of the Arrangement (rounded down to the next whole number of shares). Such Centerra Replacement Option shall provide for an exercise price per Centerra common share equal to (x) the per share exercise price of the Thompson Creek Option immediately prior to the Effective Time of the Arrangement, divided by (y) 0.0988. All other terms of each Centerra Replacement Option, including the expiration date, the vesting schedule and the conditions and manner of exercising the Centerra Replacement Option will otherwise be the same as the Thompson Creek Option for which it was exchanged and will continue to be governed by the terms of the Long Term Incentive Plan (with the exception of the option grant to Thompson Creek's Chief Executive Officer granted as an inducement award outside that plan). Except as amended as described above, each agreement evidencing a Thompson Creek Option will thereafter evidence and be deemed to evidence a Centerra Replacement Option. All Thompson Creek Options held by the directors and executive officers currently have exercise prices that exceed the current trading price of Thompson Creek common shares. It is intended that subsection 7(1.4) of the Tax Act apply to such exchange of Thompson Creek Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of a Centerra Replacement Option will be increased such that the aggregate In-The-Money-Amount of the Centerra Replacement Option does not exceed the In-The-Money-Amount of the Thompson Creek option immediately before the exchange.

Treatment of PSUs and RSUs

        Pursuant to the terms and conditions of the Arrangement Agreement and the Arrangement, each outstanding Thompson Creek PSU will be accelerated in vesting and each holder will be vested in that number of Thompson Creek PSUs assuming target performance of such Thompson Creek PSUs as set forth in the holder's agreement. Each Thompson Creek PSU award will be surrendered by the holder for one Thompson Creek common share less any amounts withheld to satisfy applicable tax withholding. At the Effective Time of the Arrangement, each Thompson Creek common share received pursuant to the vesting and settlement of Thompson Creek PSUs will be transferred to Centerra in exchange for 0.0988 of a Centerra common share.

        Pursuant to the terms and conditions of the Arrangement Agreement and the Arrangement, each outstanding Thompson Creek RSU will be fully accelerated in vesting and each Thompson Creek RSU will be surrendered by the holder for one Thompson Creek common share, less any amounts withheld to satisfy applicable tax withholding. At the Effective Time of the Arrangement, each Thompson Creek common share received pursuant to the vesting and settlement of Thompson Creek RSUs will be transferred to Centerra in exchange for 0.0988 of a Centerra common share.

Outstanding Equity Awards Held by Executive Officers and Directors

        The following table sets forth, as of August 1, 2016, the number of Thompson Creek common shares and the number of Thompson Creek common shares subject to Thompson Creek equity awards that are currently held by each of Thompson Creek's current executive officers (which excludes Ms. Cassity, a former executive officer who resigned from Thompson Creek in 2016 and no longer holds any Thompson Creek equity awards) and directors. The numbers for Thompson Creek PSUs and Thompson Creek RSUs reflect, in each case, that number of award shares that will vest and be surrendered in connection with the Arrangement. The vesting of Thompson Creek Options will not be accelerated pursuant to the Arrangement and the total number of Thompson Creek common shares subject to Thompson Creek Options (both the vested and unvested portions) is shown. No new equity awards have been granted to the Thompson Creek executive officers or the directors in contemplation of the Arrangement. As described above, outstanding Thompson Creek common shares and equity awards of Thompson Creek will be converted into the right to receive Centerra common shares.

Name	Position	Shares (#)		Options (#)	Target PSUs (#)	RSUs (#)
Executive Officers
Jacques Perron	President, Chief Executive Officer and Director	250,896		400,000	949,846	278,338
Pamela L. Saxton	Executive Vice President and Chief Financial Officer	73,425		75,000	441,687	82,746
Mark A. Wilson	Executive Vice President and Chief Commercial Officer	106,922	(1)	75,000	441,012	84,237
Geoffrey Ramey	Vice President, HR and HR Systems	20,481		50,000	200,656	44,590
Directors
Denis C. Arsenault		194,141	(2)	—	—	—
Carol T. Banducci		112,857		—	—	—
Kevin Drover		76,582		—	—	—
James L. Freer		51,809		—	—	105,883	(3)
James P. Geyer		36,284		—	—	122,908	(3)
Anne E. Giardini		51,754		50,000	—	—
Timothy J. Haddon(4)		84,945		—	—	91,308	(3)

(1)
Includes (i) 20,000 shares held by Mr. Wilson's IRA account and (ii) 300 shares held by his spouse's IRA.

(2)
Includes (i) 53,000 shares held in Mr. Arsenault's Registered Retirement Savings Plan (RRSP), (ii) 2,940 shares held by his spouse and (iii) 5,900 shares held by his spouse's RRSP.

(3)
RSUs held by the director are currently subject to deferral pursuant to a deferral election but will otherwise be treated in the same manner as RSUs generally in the Arrangement.

(4)
In addition to his equity holdings, Mr. Haddon previously deferred receipt of director fees, which amount will be paid in connection with the Arrangement. As of July 31, 2016, this amount is $153,933.

Employment Agreements

        Thompson Creek has entered into employment agreements with each of its current executive officers that generally provide if, during the term of the applicable agreement, there is a change of control, such as the Arrangement, and within 12 months of such change of control Thompson Creek terminates an executive officer's employment for any reason other than for cause or the executive officer elects to terminate employment following a triggering event (as defined below), then the executive officer is entitled to receive the following, less any required tax withholding:

  •
  Lump sum payment equal to 24 months' current base salary.

  •
  Lump sum payment equal to accrued but unpaid vacation time, subject to a maximum amount of accrued vacation based on the executive officer's vacation entitlement.

  •
  Lump sum payment equal to two times the executive officer's target bonus for the year of termination if a bonus would otherwise have been awarded to him or her if he or she remained employed (payable at the time the bonus would have normally been payable).

  •
  Lump sum payment equal to 24 multiplied by the last monthly premium amount paid by Thompson Creek for long-term disability insurance on behalf of the executive officer.

  •
  Monthly payments for up to 24 months reflecting the cost of medical and dental insurance coverage for the executive officer and eligible dependents.

        Under the employment agreements, "triggering event" generally means (i) a material adverse change in the duties, responsibilities, salary or bonus opportunity of the executive officer and, with respect to financial entitlements, the conditions under and the manner in which they were payable; (ii) a material diminution in the title of the executive officer; (iii) a change in the person or body to whom the executive officer reports, with certain exceptions set forth in the employment agreements; (iv) a material change in the location at which the executive officer is regularly required to carry out the executive officer's employment or a material increase in the executive officer's amount of travel; and (v) with respect to Mr. Perron, a material breach of the employment agreement; provided, however, the executive officer must timely notify Thompson Creek of any such event and provide Thompson Creek with a cure period to remedy the condition.

        Ms. Saxton, in addition to the foregoing payments, is also eligible to receive $28,462, multiplied by the number of years that she has been employed by Thompson Creek as of April 8, 2016. Mr. Wilson, in addition to the foregoing payments, is also eligible to receive $23,715, multiplied by the number of years employed by Thompson Creek. As of August 1, 2016, these amounts are, respectively, $218,647 and $270,701 for each of Ms. Saxton and Mr. Wilson.

        Payment of the foregoing amounts is conditioned upon an executive officer's timely execution of a general release of claims in a form satisfactory to Thompson Creek. Thompson Creek's executive officers are subject to non-solicitation requirements following termination of employment as well as confidentiality obligations. The non-solicitation period is 12 months for Mr. Perron and 24 months for each of Ms. Saxton and Messrs. Wilson and Ramey.

Cash-Based Incentive Plan

        Effective April 8, 2016, the Thompson Creek Board approved the Cash-Based Incentive Plan (the "Incentive Plan") pursuant to which cash-based performance awards and incentive awards were issued to, among others, the executive officers.

        The performance awards are payable in cash after December 31, 2018, based on Thompson Creek's achievement of annual performance metrics over the course of the calendar years 2016 through 2018. In the event of a change of control (as defined in the Incentive Plan), which would include the Arrangement, the performance awards may be accelerated in vesting upon the change of control or may be assumed or replaced by a successor or acquiring corporation. If such awards are assumed or replaced in connection with a change of control, they become vested and payable upon a participant's termination of employment for good reason or for cause (as the terms "good reason" and "cause" are defined in the Incentive Plan) within twelve months following the change of control. In connection with the Arrangement and as permitted under the terms of the Incentive Plan and the Arrangement Agreement, the performance awards will become vested and payable at target (assuming the Arrangement is completed by November 30, 2016; if completed thereafter, payment may be up to 30% less than target, depending on when the Arrangement is ultimately completed).

        Separate incentive awards were previously paid in cash to the executive officers under the Incentive Plan in April 2016, but are subject to repayment if an executive officer's employment with Thompson Creek terminates prior to the earlier of a change of control or December 31, 2016, unless such termination is by Thompson Creek without cause or by the executive officer for good reason.

        Performance awards and incentive awards were issued to the executive officers in the amounts set forth in the table below:

Executive Officer	Performance Award (total target amount)(1)	Incentive Award(2)
Jacques Perron	$900,000	$750,000
Pamela L. Saxton	416,250	277,500
Mark A. Wilson	438,750	292,500
Geoffrey Ramey	275,625	183,750

(1)
Represents the target amount under the awards payable in the future.

(2)
These amounts have been paid to each executive officer, but remain subject to repayment to Thompson Creek upon the departure of an executive officer from Thompson Creek prior to the earlier of December 31, 2016 and a change of control.

Quantification of Potential Payments to the Named Executive Officers in Connection with the Arrangement

        In accordance with Item 402(t) of Regulation S-K, the table below sets forth the estimated amounts of compensation that is based on or otherwise relates to the Arrangement that will or may become payable to each of Thompson Creek's named executive officers (as identified in accordance with SEC regulations). The amounts indicated in the table below are estimates of the amounts that would be payable, assuming, solely for purposes of this table, and except as otherwise indicated below, that the Arrangement was completed on August 1, 2016, and that the employment of each of the named executive officers was terminated without cause on that date.

        The estimated amounts below are based on multiple assumptions that may not actually occur or that may vary depending on the actual date the Arrangement is completed. Accordingly, the actual amounts to be received by a named executive officer in connection with the Arrangement may differ in material respects from the amounts set forth below. The disclosures in the table below and the accompanying footnotes should be read in conjunction with the narrative description of the compensation arrangements set forth above.

        Compensation amounts for Wendy Cassity, Thompson Creek's former Vice President, General Counsel and Secretary, are not provided because Ms. Cassity resigned from Thompson Creek on January 15, 2016 and is not eligible to receive any payments in connection with completion of the Arrangement.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Jacques Perron	$3,217,142	$673,168	$17,920	$3,908,230
Pamela L. Saxton	1,854,474	287,442	35,596	2,177,512
Mark A. Wilson	1,994,951	287,889	35,596	2,318,436
Geoffrey Ramey	1,018,222	134,420	50,680	1,203,322

(1)
Amounts reported in this column are "double trigger," except with respect to the performance awards set forth below, meaning that eligibility to receive them requires both consummation of the Arrangement and a qualifying termination of the executive officer's termination of employment.

  The following table shows, for each named executive officer, the amount of each component of these cash amounts.

Name	Base Salary Severance ($)(a)	Bonus Severance ($)(b)	Target Performance Award ($)(c)	Accrued Vacation ($)	Total ($)
Jacques Perron	$1,200,000	$1,080,000	$900,000	$37,142	$3,217,142
Pamela L. Saxton	958,647	444,000	416,250	35,577	1,854,474
Mark A Wilson	1,050,701	468,000	438,750	37,500	1,994,951
Geoffrey Ramey	490,000	245,000	275,625	7,597	1,018,222

(a)
Base salary severance is equal to two times current annual base salary, plus an additional $218,647 for Ms. Saxton and $270,701 for Mr. Wilson pursuant to the terms of their employment agreements based on credited years of employment.

(b)
Bonus severance is equal to two times current target bonus.

(c)
Assumes that performance awards will be paid at 100% of target (which, under the terms of the performance awards, requires that the Arrangement be completed after August 31, 2016 and on or prior to November 30, 2016). If the Arrangement is completed after November 30, 2016, the award amount will be reduced by up to 30% of the target amount shown and if the Arrangement is completed by August 31, 2016, increased by 30% above the target amount shown. The separate incentive awards previously paid to the named executive officers under the Incentive Plan and disclosed on page 96 of this proxy statement will cease to be subject to repayment to Thompson Creek in connection with the Arrangement; such already paid amounts are not disclosed in the table.
(2)
Amounts reported in this column represent the value of Thompson Creek RSUs and target Thompson Creek PSUs that will vest in connection with the Arrangement pursuant to "single trigger" acceleration, based on awards held by each named executive officer as of August 1, 2016. The amounts are based on the product of (i) the number of shares subject to the accelerated Thompson Creek PSUs and Thompson Creek RSUs and (ii) $0.5481, the average per share closing price of Thompson Creek's common shares over the first five business days that began on July 6, 2016 and ended on July 12, 2016, the first five business days following July 5, 2016, the date of public announcement of the Arrangement. Pursuant to the Arrangement Agreement and the Plan of Arrangement, such equity awards will be surrendered for Thompson Creek common shares which will each be exchanged for Centerra common shares based on the Exchange Ratio and will not be eligible for cash consideration, as described above under "Interests of Directors and Executive Officers in the Arrangement" beginning on page 93 of this proxy statement. All Thompson Creek Options held by the named executive officers currently have exercise prices higher than the closing price of Thompson Creek common shares and the value implied by the Exchange Ratio as of the date hereof. Accordingly, no amounts are reported for Thompson Creek Options. The amounts with respect to unvested Thompson Creek PSUs and Thompson Creek RSUs are set forth in the following table:

Name	PSUs ($)	RSUs ($)	Total ($)
Jacques Perron	$520,611	$152,557	$673,168
Pamela L. Saxton	242,089	45,353	287,442
Mark A. Wilson	241,719	46,170	287,889
Geoffrey Ramey	109,980	24,440	134,420

(3)
Amounts reported in this column are "double trigger." Amounts reflect (i) an estimate of the benefits payable in connection with the continuation of medical and dental insurance benefits for 24 months, based on the assumption that the premium costs associated with such benefits will be comparable to the premium costs associated with current benefit plans, and (ii) cash amounts payable based on the last monthly premium paid on a named executive officer's behalf for long-term disability insurance, multiplied by 24.

(4)
The employment agreements with each named executive officer provide that, in the event any payment or benefit received or to be received thereunder by such executive officer would constitute a "parachute payment" within the meaning of Section 280G of the U.S. Tax Code and would otherwise be subject to the excise tax imposed by Section 4999 of the U.S. Tax Code, then such payment will be either: (i) provided to such named executive officer in full or (ii) provided to such named executive officer as to such lesser extent that would result in no portion of such payment being subject to such excise tax, whichever of the amounts, when taking into account applicable federal, state, local and foreign income and employment taxes and any other taxes, results in the named executive officer receiving (on an after tax basis) the greatest amount of benefits (notwithstanding that all or some of the payments may be taxable). Any such reduction would be calculated at the time of the termination event or change of control and is not reflected in the estimated amounts provided in the table above. To the extent that any payment would be subject to interest and additional tax under Section 409A of the U.S. Tax Code, then such payment will be paid on the date that is the earliest of six months from the termination date or such other date as will not result in such payment being subject to Section 409A of the U.S. Tax Code.

Director and Officer Indemnification/Voting Agreements

        Thompson Creek may purchase prepaid non-cancellable run-off directors' and officers' liability insurance, at a cost not exceeding 200% of Thompson Creek's current annual aggregate premium for directors' and officers' insurance policies currently maintained by Thompson Creek and its subsidiaries, providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date.

        See also "The Arrangement Agreement—Other Agreements in Connection with the Arrangement Agreement" on page 114 of the proxy statement for information regarding the voting and support agreements entered into by certain directors and executive officers with Centerra in connection with the Arrangement Agreement.

Thompson Creek Officers and Directors Post-Closing of the Arrangement

        Thompson Creek's directors and executive officers are expected to resign concurrently with the completion of the Arrangement. Other than Jacques Perron, who has been nominated by Thompson Creek pursuant to the Arrangement Agreement to serve on Centerra's Board of Directors following completion of the Arrangement, there are currently no agreements or arrangements, including with respect to compensation, regarding any of the directors or executive officers of Thompson Creek remaining with the combined company following the completion of the Arrangement. In his role as a director of Centerra, Thompson Creek has been advised that Mr. Perron will receive Centerra's standard director compensation package. For transition purposes, Centerra may, prior to closing, offer certain of Thompson Creek's executive officers consulting or similar arrangements on market terms, although no such determination has been made by Centerra at this time.

THE ARRANGEMENT AGREEMENT

        The Arrangement Agreement provides for the implementation of the Plan of Arrangement. The following is a summary only of certain provisions of the Arrangement Agreement and reference should be made to the full text of the Arrangement Agreement attached as Annex A to this proxy statement, including the Plan of Arrangement attached to the Arrangement Agreement as Schedule A thereto. This summary does not purport to be complete and may not contain all of the information about the Arrangement Agreement or the Plan of Arrangement that is important to you. Thompson Creek shareholders are encouraged to read the Arrangement Agreement, including the Plan of Arrangement, in its entirety.

        The Arrangement Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Arrangement Agreement. The Arrangement Agreement contains representations and warranties made by Thompson Creek to Centerra and representations and warranties made by Centerra to Thompson Creek. The representations and warranties in the Arrangement Agreement and the description of them in this proxy statement should not be read alone, but instead should be read in conjunction with the other information contained in the reports, statements and filings Thompson Creek publicly files with the SEC. Such information can be found elsewhere in this proxy statement and in the public filings Thompson Creek makes with the SEC, as described in the section entitled "Where You Can Find Additional Information" beginning on page 270 of this proxy statement.

Effective Date and Conditions of Arrangement

        If the Arrangement Resolution is passed, the Final Order of the Court is obtained approving the Arrangement, every requirement of the BCBCA relating to the Arrangement has been complied with and all other conditions to the Arrangement Agreement as summarized under "The Arrangement Agreement—Conditions to the Arrangement Becoming Effective" are satisfied or waived, the Arrangement will become effective at 12:01 a.m. (Vancouver time) on the Effective Date. It is currently expected that the Effective Date will be on or about October 20, 2016.

Mutual Covenants Regarding the Arrangement

        Each of the parties has given usual and customary mutual covenants for an agreement of the nature of the Arrangement Agreement, including a mutual covenant (i) to use all of their respective commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to their respective obligations under the Arrangement Agreement, (ii) to take, or cause to be taken, all other action and to do, or cause to be done, all things necessary and commercially reasonable to permit the completion of the Arrangement in accordance with the Arrangement Agreement, the Plan of Arrangement and applicable laws and (iii) to cooperate with the other party in connection therewith.

Covenants of Centerra

        Centerra has given, in favor of Thompson Creek, usual and customary covenants for an agreement of the nature of the Arrangement Agreement, including: (i) a covenant to effect all necessary registrations, filing and submissions of information required by governmental authorities from Centerra relating to the Arrangement; (ii) a covenant to use its commercially reasonable efforts to obtain all required regulatory approvals, including the Key Regulatory Approvals; (iii) a covenant to oppose any injunction, restraining or other order seeking to adversely affect the consummation of the Arrangement; (iv) a covenant to defend any proceedings against Centerra or its directors or officers challenging or affecting the Arrangement Agreement or the completion of the Arrangement; (v) a covenant to use its reasonable commercial efforts to obtain approval of the listing and posting for trading on the TSX of the Arrangement Consideration; (vi) a covenant to use commercially reasonable efforts to complete the Centerra Equity Financing and the Centerra Debt Financing in a timely manner and on terms consistent with the underwriting agreement with the Underwriters (as defined in the

Arrangement Agreement) and the commitment letters with BNS; and (vii) notify Thompson Creek forthwith if either of the Centerra Equity Financing or the Centerra Debt Financing is terminated.

Covenants of Thompson Creek

        Thompson Creek has given, in favor of Centerra, usual and customary covenants for an agreement of the nature of the Arrangement Agreement, including: (i) a covenant to conduct business in the ordinary course of business and in accordance with applicable law during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms; (ii) covenants not to undertake certain actions without prior written consent of Centerra; (iii) a covenant to use its commercially reasonable efforts to obtain all required regulatory approvals, including the Key Regulatory Approvals; (iv) a covenant to use commercially reasonable efforts to cause all directors and officers of Thompson Creek and its subsidiaries to provide resignations or terminate such directors and officers effective as at the Effective Time; (v) a covenant to perform, subject to certain conditions, pre-acquisition reorganizations of its corporate structure, capital structure, business, operations and assets as Centerra may request, acting reasonably; (vi) a covenant to oppose any injunction, restraining or other order seeking to adversely affect the consummation of the Arrangement; and (vii) a covenant to defend any proceedings against Thompson Creek challenging or affecting the Arrangement Agreement or the completion of the Arrangement.

Covenants of Thompson Creek Regarding Non-Solicitation

        Thompson Creek has provided certain non-solicitation covenants (the "Non-Solicitation Covenants") in favor of Centerra, as set forth below.

  1.
  Except as permitted in the Arrangement Agreement, from and after the date of the Arrangement Agreement and until the earlier of the Effective Time or the date on which the Arrangement Agreement is terminated in accordance with its terms, Thompson Creek and its subsidiaries shall not, directly or indirectly, through any of their representatives or otherwise, and shall not permit any such person to:

  (a)
  make, initiate, solicit or encourage (including by way of furnishing or affording access to information or any site visit), or otherwise take any other action that facilitates, directly or indirectly, any inquiry, proposal or offer that constitutes, or that could reasonably be expected to lead to, an Acquisition Proposal;

  (b)
  enter into or otherwise engage or participate in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than Centerra and its subsidiaries) regarding an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal;

  (c)
  take no position or remain neutral with respect to, or agree to, accept, approve, endorse or recommend, or propose publicly to agree to accept, approve, endorse or recommend any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period exceeding five business days after such Acquisition Proposal has been publicly announced shall be deemed to constitute a violation of the Non-Solicitation Covenants), provided the Thompson Creek Board has rejected such Acquisition Proposal and affirmed its recommendation to all Thompson Creek shareholders that they vote in favor of the Arrangement Resolution before the end of such five business day period (or in the event that the Special Meeting is scheduled to occur within such five business day period, prior to the third business day prior to the date of the Special Meeting);

    (d)
    make or propose publicly to make a Change of Recommendation (as defined below);

    (e)
    accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any Acquisition Proposal or potential Acquisition Proposal (other than an acceptable confidentiality agreement permitted by and in accordance with the Non-Solicitation Covenants); or

    (f)
    make any public announcement or take any other action inconsistent with the approval, recommendation or declaration of advisability of the Thompson Creek Board of the transactions contemplated thereby.

  2.
  Thompson Creek and its representatives will, and will cause its subsidiaries and their representatives, to immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion or negotiations with any person (other than Centerra and its representatives) with respect to any Acquisition Proposal or inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal and, in connection therewith, Thompson Creek will: (i) immediately discontinue access of any such person to any confidential information concerning Thompson Creek and its subsidiaries, including access to any data room, virtual or otherwise; and (ii) within two business days after the date of the Arrangement Agreement, to the extent such information has not previously been returned or destroyed, promptly request, and exercise all rights it has to require, the return or destruction of all copies of any confidential information regarding Thompson Creek and its subsidiaries provided to any person other than Centerra and its representatives and the return or destruction of all material including or incorporating or otherwise reflecting such confidential information regarding Thompson Creek or its subsidiaries, using commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights.

  3.
  Thompson Creek will (i) not release (or allow any of its subsidiaries to release) any person from, grant any permission under or terminate, modify, amend or waive the terms of, any confidentiality agreement or standstill agreement or standstill or similar provisions in any such confidentiality agreement (it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement as the result of the entering into and announcement of the Arrangement Agreement shall not be a violation of the Non-Solicitation Covenants) and (ii) take, and will cause each of its subsidiaries to take, all necessary action to enforce each confidentiality, standstill or similar agreement or restriction to which Thompson Creek or any subsidiary is a party.

  4.
  Thompson Creek will promptly (and, in any event, within 24 hours) notify Centerra, at first orally and thereafter in writing, of any Acquisition Proposal (whether or not in writing), any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, and any request received by Thompson Creek or any of its subsidiaries or any of their representatives for non-public information relating to Thompson Creek (or any of its subsidiaries) or for access to the properties, books or records of Thompson Creek (or any of its subsidiaries) by any person in connection with, or that could reasonably be expected to result in, an Acquisition Proposal, including a copy of the Acquisition Proposal, inquiry, proposal, offer or request a description of its material terms and conditions and the identity of all persons making such Acquisition Proposal, inquiry, proposal, offer or request, copies of all written documents, correspondences and other materials received in respect of, from or on behalf of any such persons, and promptly provide to Centerra such other information concerning such Acquisition Proposal, inquiry, proposal, offer or request as Centerra may reasonably request. Thompson Creek will keep Centerra promptly and fully informed of the status and details (including all amendments, changes or other modifications) of any such

    Acquisition Proposal, inquiry, proposal, offer or request and will provide to Centerra copies of all materials or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence sent or communicated to or by Thompson Creek by or on behalf of or to any persons making any such Acquisition Proposal, inquiry, proposal, offer or request.

  5.
  Notwithstanding anything to the contrary contained in Item 1 above, in the event that Thompson Creek receives a bona fide written Acquisition Proposal from any person after the date of the Arrangement Agreement and prior to the Special Meeting that did not otherwise result from a breach of Item 1 above, and subject to the Thompson Creek's compliance with Item 4 above, Thompson Creek and its representatives may (i) contact such person solely to clarify the terms and conditions of such Acquisition Proposal, (ii) furnish information with respect to it to such person pursuant to an acceptable confidentiality agreement and (iii) participate in discussions or negotiations regarding such Acquisition Proposal, if and only if:

  (a)
  prior to taking any action described in clauses (ii) or (iii) above, the Thompson Creek Board determines, in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is or could reasonably be expected to result in a Superior Proposal;

  (b)
  such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality agreement, standstill, use, business purpose or similar restriction with Thompson Creek or any of its subsidiaries or representatives;

  (c)
  Thompson Creek has been, and continues to be, in compliance with its obligations under the Non-Solicitation Covenants of the Arrangement Agreement; and

  (d)
  prior to or concurrently with providing any such copies, access, or disclosure, (a) Thompson Creek enters into and provides a copy of an acceptable confidentiality agreement to Centerra promptly (and in any event within 24 hours thereafter) upon its execution and (b) Thompson Creek contemporaneously provides to Centerra any non-public information concerning Thompson Creek that is provided to such person which was not previously provided to Centerra or its representatives.

  6.
  Except as expressly permitted by the Arrangement Agreement, neither the Thompson Creek Board, nor any committee thereof will permit Thompson Creek to accept or enter into any Acquisition Agreement requiring Thompson Creek to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any person proposing an Acquisition Proposal in the event that Thompson Creek completes the transactions contemplated by the Arrangement Agreement or any other transaction with Centerra or any of its affiliates.

  7.
  In the event Thompson Creek receives a bona fide Acquisition Proposal that is a Superior Proposal from any person after the date of the Arrangement Agreement and prior to the Special Meeting, then the Thompson Creek Board may, prior to the Special Meeting, withdraw, modify, qualify or change in a manner adverse to Centerra its approval or recommendation of the Arrangement and/or approve or recommend such Superior Proposal and/or enter into an Acquisition Agreement with respect to such Superior Proposal if and only if:

  (a)
  the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, use, business purpose or similar restriction with Thompson Creek or any of its subsidiaries (it being agreed that the automatic termination of any standstill provisions as the result of entering into and announcement of the Arrangement Agreement shall not be a violation of this Item 7);

    (b)
    Thompson Creek did not breach any Non-Solicitation Covenants of the Arrangement Agreement in connection with the preparation or making of such Acquisition Proposal and Thompson Creek has been and continues to be in compliance with the Non-Solicitation Covenants of the Arrangement Agreement;

    (c)
    Thompson Creek has given written notice to Centerra that it has received such Superior Proposal and that the Board has determined that (x) such Acquisition Proposal constitutes a Superior Proposal and (y) the Thompson Creek Board intends to withdraw, modify, qualify or change in a manner adverse to Centerra its approval or recommendation of the Arrangement (including the recommendation that the Thompson Creek shareholders vote in favor of the Arrangement Resolution), and/or enter into an Acquisition Agreement with respect to such Superior Proposal, in each case, promptly following the making of such determination, together with written notice from the Thompson Creek Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under any such Acquisition Proposal);

    (d)
    Thompson Creek has provided Centerra a copy of the proposed Acquisition Agreement and all supporting materials, including any financing documents supplied to Thompson Creek in connection therewith;

    (e)
    a period of at least five full business days (such period being the "Superior Proposal Notice Period") shall have elapsed from the later of the date Centerra received the notice from Thompson Creek referred to in Item 7(c) above and the date on which Centerra received the materials set out in Item 7(d) above;

    (f)
    during any Superior Proposal Notice Period, Centerra has had the opportunity, but not the obligation, to propose to amend the terms of the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

    (g)
    after the Superior Proposal Notice Period, the Thompson Creek Board shall have determined, in accordance with Item 8 below, that such Acquisition Proposal remains a Superior Proposal compared to the Arrangement as proposed to be amended by Centerra and that the failure by the Thompson Creek Board to recommend that Thompson Creek enter into the Acquisition Agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties;

    (h)
    Thompson Creek concurrently terminates the Arrangement Agreement in accordance with its terms; and

    (i)
    Thompson Creek has previously, or concurrently will have, paid to Centerra the Termination Fee.

  8.
  During the Superior Proposal Notice Period, the Thompson Creek Board will review in good faith any offer made by Centerra to amend the terms of the Arrangement Agreement and the Arrangement in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal. Thompson Creek agrees that, subject to Thompson Creek's disclosure obligations under applicable securities laws, the fact of the making of, and each of the terms of, any such proposed amendments shall be kept strictly confidential and shall not be disclosed to any person (including without limitation, the person having made the Superior Proposal), other than Thompson Creek's representatives, without Centerra's prior written consent. If the Thompson Creek Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of the amendments proposed by Centerra, Thompson Creek will forthwith so advise Centerra and will promptly thereafter accept the offer by Centerra to amend the terms of the Arrangement Agreement, and the Arrangement and the parties agree to take such actions and execute such documents as are necessary to give effect to the foregoing. If the Thompson Creek Board continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal and therefore rejects Centerra's offer to amend the Arrangement Agreement and the Arrangement, if any, Thompson Creek may, subject to compliance with the other provisions of the Arrangement Agreement, terminate the Arrangement Agreement in accordance with its terms to enter into an acquisition agreement in respect of such Superior Proposal.

  9.
  Each successive modification of any Superior Proposal shall constitute a new Superior Proposal for the purposes of Item 8 above and shall require a new five full business day Superior Proposal Notice Period from the later of the date on which Centerra received the notice from Thompson Creek referred to in Item 7(c) above and the date on which Centerra received the materials set out in Item 7(d) above. If the Special Meeting is scheduled to occur during a Superior Proposal Notice Period, Thompson Creek shall, upon the request of Centerra, adjourn or postpone the Special Meeting to a date specified by Centerra that is not later than ten Business Days after the date on which the Special Meeting was originally scheduled to be held.

  10.
  Notwithstanding the other Non-Solicitation Covenants, prior to the Special Meeting, Thompson Creek and the Thompson Creek Board shall not be prohibited from making any disclosure to Thompson Creek shareholders if: (a) a Centerra Material Adverse Effect or any event, occurrence, circumstance or development that would reasonably be expected to be a Centerra Material Adverse Effect has occurred and is continuing; and (b) the Thompson Creek Board has reasonably determined in good faith after consultation with Thompson Creek's outside legal counsel that the failure to do so would be inconsistent with the duties of the members of the Thomson Creek Board under applicable law, provided that this provision shall not permit the Thompson Creek Board to make a Change of Recommendation. The parties concurrently entered into a side letter that allows this clause to apply to a Kyrgyz Republic Matter notwithstanding the carve out of Kyrgyz Republic Matters from the definition of "Centerra Material Adverse Effect".

Representations and Warranties

        Each of Thompson Creek and Centerra made certain customary representations and warranties in the Arrangement Agreement, including representations and warranties related to their due organization and qualification and authorization to enter into the Arrangement Agreement and carry out its obligations thereunder. In addition, Thompson Creek and Centerra have each made certain representations and warranties particular to such party including, in the case of Thompson Creek, representations and warranties in respect of Thompson Creek's business, operations and assets.

        The representations and warranties made by Thompson Creek and Centerra were made by and to Thompson Creek and Centerra, as applicable, for the purposes of the Arrangement Agreement (and not to other parties such as shareholders) and are subject to qualifications and limitations agreed to by Thompson Creek and Centerra in connection with negotiating and entering into the Arrangement Agreement. In addition, these representations and warranties were made as of specified dates, may be subject to a contractual standard of materiality different from what may be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties instead of establishing such matters as facts.

Conditions of Closing

Mutual Conditions

        The Arrangement Agreement provides that the respective obligations of the Parties to complete the Arrangement are subject to the satisfaction, or mutual waiver by the parties, of the following conditions on or before the Effective Time:

  1.
  the Arrangement Resolution will have been approved by the Thompson Creek shareholders at the Special Meeting in accordance with the Interim Order and applicable laws;

  2.
  each of the Interim Order and Final Order will have been obtained in form and substance satisfactory to each of Thompson Creek and Centerra, each acting reasonably, and will not have been set aside or modified in any manner unacceptable to either Thompson Creek or Centerra, each acting reasonably, on appeal or otherwise;

  3.
  the necessary conditional approvals or equivalent approvals, as the case may be, of the TSX will have been obtained, including in respect of the listing of the Arrangement Consideration thereon;

  4.
  the issuance of the Arrangement Consideration shall be exempt from the registration requirements under the U.S. Securities Act pursuant to Section 3(a)(10) thereof and the registration and qualification requirements of all applicable United States securities laws, and the Arrangement Consideration shall not be subject to resale restrictions in the United States under the U.S. Securities Act;

  5.
  the Key Regulatory Approvals will have been obtained and be in full force and effect and not modified;

  6.
  the records, information and filings to be sent to the BCBCA Registrar of Companies in accordance with the Arrangement Agreement and the BCBCA are in form and content satisfactory to Thompson Creek and Centerra, each acting reasonably; and

  7.
  the Arrangement Agreement shall not have been terminated in accordance with its terms.

Additional Conditions Precedent to the Obligations of Thompson Creek

        The Arrangement Agreement provides that the obligations of Thompson Creek to complete the Arrangement are subject to the satisfaction, or waiver by Thompson Creek, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of Thompson Creek:

  1.
  Centerra shall have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;

  2.
  the representations and warranties of Centerra set forth in the Arrangement Agreement shall be true and correct (disregarding for this purpose all materiality or Centerra Material Adverse Effect qualifications contained therein) at and as of the date of the Arrangement Agreement and Effective Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except for breaches of representations and warranties which have not had and would not reasonably be expected to have, individually or in the aggregate, a Centerra Material Adverse Effect or prevent, significantly impede or materially delay the completion of the Arrangement;

  3.
  other than a Kyrgyz Republic Matter, no law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no claim, action, suit, demand, arbitration, charge, indictment, hearing, demand letter or other similar civil, quasi-criminal or criminal, administrative or investigative matter or proceeding, including by any third party whatsoever (collectively, "Proceedings"), will otherwise have been taken, or are pending or threatened under any laws or by any governmental authority (whether temporary, preliminary or permanent) that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement;

  4.
  Centerra shall have complied with its payment of consideration obligations under the Arrangement Agreement and any obligations in relation to the Notes and the Depositary and the trustees for each class of Notes shall have confirmed receipt of the Arrangement Consideration and the amount of cash necessary to redeem each of the outstanding Notes on the Effective Date or otherwise satisfy and discharge Thompson Creek's obligations under the indentures governing the Notes as of the Effective Date, respectively;

  5.
  Thompson Creek shall have received a certificate of Centerra signed by a senior officer of Centerra and dated the Effective Date certifying that the conditions set out in Items 1 and 2 above have been satisfied, which certificate will cease to have any force and effect after the Effective Time; and

  6.
  there shall not have occurred, prior to the date of the Arrangement Agreement, a Centerra Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to have a Centerra Material Adverse Effect.

Additional Conditions Precedent to the Obligations of Centerra

        The Arrangement Agreement provides that the obligations of Centerra to complete the Arrangement are subject to the satisfaction, or waiver by Centerra, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of Centerra:

  1.
  Thompson Creek shall have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date, except where the failure to comply with such covenants, individually or in the aggregate, would not materially impede completion of the Arrangement and the transactions contemplated in the Arrangement Agreement;

  2.
  the representations and warranties of Thompson Creek set forth in the Arrangement Agreement shall be true and correct (disregarding for this purpose all materiality or Thompson Creek Material Adverse Effect qualifications contained therein) at and as of the date of the Arrangement Agreement and the Effective Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date) except for breaches of representations and warranties (other than the Fundamental Representations) which have not had and would not reasonably be expected to have, individually or in the aggregate, a Thompson Creek Material Adverse Effect or prevent, significantly impede or materially delay the completion of the Arrangement, it being understood that it is a separate condition precedent to the obligations of Centerra hereunder that the Fundamental Representations must be accurate in all respects when made and as of the Effective Date;

  3.
  Centerra shall have received a certificate of Thompson Creek signed by a senior officer of Thompson Creek and dated the Effective Date certifying that the conditions set out in Items 1, 2, 4 and 6 above have been satisfied, which certificate will cease to have any force and effect after the Effective Time;

  4.
  other than a Kyrgyz Republic Matter, no law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding will otherwise have been taken, or be pending or threatened under any laws or by any governmental authority (whether temporary, preliminary or permanent) that:

  (a)
  makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement or the payment of the Arrangement Consideration or amounts contemplated payable under the Arrangement Agreement;

  (b)
  prohibits, restricts or imposes terms or conditions beyond those terms and conditions which Centerra is required to accept pursuant to the terms of the Arrangement Agreement, or the ownership or operation by Centerra of the business or assets of Centerra, its affiliates and related entities, Thompson Creek or any of its subsidiaries and related entities, or compels Centerra to dispose of or hold separate any of the business or assets of Centerra, its affiliates and related entities, Thompson Creek or any of its subsidiaries and related entities as a result of the Arrangement; or

  (c)
  prevents or materially delays the consummation of the Arrangement, or if the Arrangement were to be consummated, have a Thompson Creek Material Adverse Effect;

  5.
  Thompson Creek shareholders shall not have exercised dissent rights, or have instituted proceedings to exercise dissent rights, in connection with the Arrangement (other than Thompson Creek shareholders representing not more than 5% of the Thompson Creek common shares then outstanding); and

  6.
  there shall not have occurred, prior to the date of the Arrangement Agreement, a Thompson Creek Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to have a Thompson Creek Material Adverse Effect.

Termination of the Arrangement Agreement

        The Arrangement Agreement may be terminated in the following circumstances by:

  1.
  the mutual written consent of the parties at any time prior to the Effective Time;

  2.
  either Thompson Creek or Centerra at any time prior to the Effective Time if:

  (a)
  the Effective Time does not occur on or before the Outside Date, except that the right to terminate the Arrangement Agreement under this Item 2(a) shall not be available to any party whose failure to fulfil any of its covenants or obligations or breach of any of its representations and warranties under the Arrangement Agreement has been a principal cause of, or resulted in, the failure of the Effective Time to occur by such date;

  (b)
  the Special Meeting is held and the Arrangement Resolution is not approved by Thompson Creek shareholders in accordance with applicable laws and the Interim Order;

  (c)
  any law is enacted, made, enforced or amended, as applicable, that makes the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited, and such law has become final and non-appealable, except that the right to terminate the Arrangement Agreement under this Item 2(c) shall not be available to any party unless such party has used its commercially reasonable efforts to, as applicable, appeal or overturn such law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

    (d)
    at any time prior to the Effective Time, the Centerra Equity Financing is terminated or escrowed proceeds are returned to investors or the Centerra Debt Financing is terminated.

  3.
  Centerra at any time prior to the Effective Time if:

  (a)
  either (A) the Thompson Creek Board or any committee thereof fails to publicly make a recommendation (other than, in the case of the Thompson Creek Board, the abstention of a single director) that the Thompson Creek shareholders vote in favor of the Arrangement Resolution as contemplated in the Arrangement Agreement or Thompson Creek or the Thompson Creek Board or any committee thereof, withdraws, modifies, qualifies or changes, in a manner adverse to Centerra, its approval or recommendation of the Arrangement or endorses or recommends any Acquisition Proposal or take no position or remains neutral with respect to any publicly announced or otherwise publicly disclosed Acquisition Proposal for a period exceeding five business days (or, in the event the Special Meeting is scheduled to occur within such five business day period, for a period beyond the third business day prior to the date of the Special Meeting), (B) the Thompson Creek Board or any committee thereof fails to reaffirm its recommendation(other than, in the case of the Thompson Creek Board, the abstention of a single director) that the Thompson Creek shareholders vote in favor of the Arrangement Resolution by the fifth business day following receipt of a request by Centerra to do so (and in the event that the Special Meeting is scheduled to occur within such five business day period, prior to the third business day prior to the date of the Special Meeting) (each of the foregoing a "Change of Recommendation"), (C) Thompson Creek and/or the Thompson Creek Board accepts, approves, endorses or recommends any Acquisition Proposal, (D) Thompson Creek enters into an acquisition agreement in respect of any Acquisition Proposal (other than an acceptable confidentiality agreement permitted by the Non-Solicitation Covenants), or (E) Thompson Creek or the Thompson Creek Board publicly proposes or announces its intention to do any of the foregoing;

  (b)
  Thompson Creek intentionally and materially breaches any of its material obligations or material covenants under the Arrangement Agreement;

  (c)
  subject to compliance with the terms of the Arrangement Agreement, Thompson Creek breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, which breach would cause any of the conditions set forth in "Mutual Conditions" above or in "Additional Conditions Precedent to the Obligations of Centerra" above not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of the Arrangement Agreement, provided, however, that Centerra is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in "Mutual Conditions" above or "Additional Conditions Precedent to the Obligations of Thompson Creek" above not to be satisfied; or

  (d)
  a Thompson Creek Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Thompson Creek Material Adverse Effect has occurred and is continuing.

  4.
  Thompson Creek:

  (a)
  at any time prior to the approval of the Arrangement Resolution, if the Thompson Creek Board approves, and authorizes Thompson Creek to enter into, a definitive agreement providing for the implementation of a Superior Proposal in accordance with Item 7 under "Covenants of Thompson Creek Regarding Non-Solicitation" above, subject to Thompson Creek complying with the Non-Solicitation Covenants and paying the Termination Fee;

  (b)
  at any time prior to the Effective Time, subject to compliance with the terms of the Arrangement Agreement, if Centerra breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, which breach would cause any of the conditions set forth in "Mutual Conditions" above or "Additional Conditions Precedent to the Obligations of Thompson Creek" above not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of the Arrangement Agreement, provided, however, that Thompson Creek is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in "Mutual Conditions" above or "Additional Conditions Precedent to the Obligations of Centerra" above not to be satisfied; or

  (c)
  if a Centerra Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Centerra Material Adverse Effect has occurred and is continuing.

        In the event of termination the Arrangement Agreement shall forthwith become void and of no further force or effect and no party will have any liability or further obligation to any other Party to the Arrangement Agreement, except as expressly provided in the Arrangement Agreement.

Termination Fee

        The Arrangement Agreement specifies that Thompson Creek shall pay Centerra the Termination Fee of $35 million, as liquidated damages, upon termination of the Arrangement Agreement:

  1.
  by Centerra pursuant to Item 3(a) under "Termination of the Arrangement Agreement" above;

  2.
  by Centerra pursuant to Item 3(b) under "Termination of the Arrangement Agreement" above;

  3.
  by Thompson Creek pursuant to Item 4(a) under "Termination" above;

  4.
  pursuant to any Item under "Termination of Arrangement Agreement" above if at such time Centerra is entitled to terminate the Arrangement Agreement pursuant to Item 3(a) or Item 3(b), all under "Termination of Arrangement Agreement" above and so long as Centerra has notified Thompson Creek of Centerra's right to terminate the Arrangement Agreement pursuant to Item 3(a) or Item 3(b), all under "Termination of Arrangement Agreement" above, as the case may be, within five business days of Centerra becoming aware of the action or event underlying Centerra's right to terminate; and

  5.
  by Thompson Creek or Centerra pursuant to Item 2(a) or Item 2(b), all under "Termination of Arrangement Agreement" above where:

  (a)
  prior to such termination, an Acquisition Proposal is made or publicly announced or otherwise publicly disclosed by any person (other than Centerra or any of its affiliates) or any person (other than Centerra or any of its affiliates) shall have publicly announced an intention to make an Acquisition Proposal; and

    (b)
    within 365 days following the date of such termination: (A) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in Item 5(a) above) is consummated or effected; or (B) Thompson Creek or one or more of its subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in Item 5(a) above) and such Acquisition Proposal is subsequently consummated at any time thereafter.

        For the purposes of the discussion above, the term "Acquisition Proposal" has the meaning described under "Glossary of Terms", except that references to "20% or more" are deemed to be references to "50% or more."

Other Covenants

Board Representation

        Centerra shall take such steps as are necessary or desirable such that on or immediately following the Effective Time, a member of the Thompson Creek Board shall be appointed to the board of directors of Centerra. The director shall be identified in writing by Thompson Creek to Centerra as soon as practicable following the date of the Arrangement Agreement and subject to the approval of Centerra, not to be unreasonably withheld. It is anticipated that Jacques Perron, Thompson Creek's President and Chief Executive Officer and a current member of the Thompson Creek Board, will be appointed to the board of directors of Centerra.

Insurance and Indemnification

        Thompson Creek may purchase prepaid non-cancellable run-off directors' and officers' liability insurance, at a cost not exceeding 200% of Thompson Creek's current annual aggregate premium for directors' and officers' insurance policies currently maintained by Thompson Creek and its subsidiaries, providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date.

Reorganization

        Thompson Creek has agreed that, upon request of Centerra, it shall effect such corporate structure, capital structure, business, operations and assets or such other transactions (each, a "Pre-Acquisition Reorganization") as Centerra may reasonably request; provided, however, that Thompson Creek need not effect a Pre-Acquisition Reorganization unless such Pre-Acquisition Reorganization (i) can be completed prior to the Effective Date, and can be unwound in the event the Arrangement is not consummated without adversely affecting Thompson Creek in any material manner; and (ii) does not impair the ability of Thompson Creek to consummate, and will not materially delay the consummation of, the Arrangement. Centerra has agreed that it will be responsible for all costs and expenses associated with any Pre-Acquisition Reorganization to be carried out at its request and shall indemnify and save harmless Thompson Creek and its affiliates from and against any and all liabilities, losses, damages, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization if, after participating in any Pre-Acquisition Reorganization, the Arrangement is not completed other than due to a breach by Thompson Creek of the terms and conditions of the Arrangement Agreement.

Thompson Creek Notes

        Centerra has covenanted that it shall prepare all necessary and appropriate documentation in connection with the redemption of the outstanding Notes. At the Effective Time, Centerra or one or more of its subsidiaries shall contribute to Thompson Creek by way of a non-interest bearing loan in order for Thompson Creek to pay, or, to the extent Thompson Creek has sufficient immediately available funds at such time, cause Thompson Creek to pay, the amount of cash necessary to redeem, or otherwise satisfy or discharge, each of the outstanding Notes.

Dissent Rights

        The following is a summary of the provisions of the BCBCA relating to registered Thompson Creek shareholder's Dissent Rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of the procedures to be followed by a dissenting Thompson Creek shareholder who seeks payment of the fair value of its Thompson Creek common shares and is qualified in its entirety by reference to the full text of Sections 237 to 247 of the BCBCA (which is attached to this proxy statement as Annex D) as modified by Article 3 of the Plan of Arrangement and the Interim Order.

        The statutory provisions dealing with the right of dissent are technical and complex. Any dissenting Thompson Creek shareholders should seek independent legal advice, as failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA, as modified by Article 3 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of all Dissent Rights.

        The Interim Order expressly provides registered Thompson Creek shareholders with the right to dissent with respect to the Arrangement Resolution. Each dissenting Thompson Creek shareholder is entitled to be paid the fair value (determined as of the close of business on the day before the Effective Date) of all, but not less than all, of the holder's Thompson Creek common shares, provided that the holder duly dissents to the Arrangement Resolution and the Arrangement becomes effective.

        In many cases, Thompson Creek common shares beneficially owned by a holder are registered either (a) in the name of an intermediary that the non-registered shareholder deals with in respect of such shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities, or (b) in the name of a depository, such as CDS & Co., of which the intermediary is a participant. Accordingly, a non-registered shareholder of Thompson Creek will not be entitled to exercise his, her or its rights of dissent directly (unless the Thompson Creek common shares are reregistered in the non-registered shareholder's name).

        With respect to Thompson Creek common shares in connection to the Arrangement, pursuant to the Interim Order, a registered Thompson Creek shareholder as of the Record Date, other than an affiliate of Thompson Creek, may exercise rights of dissent under Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order; provided that, notwithstanding section 242(2) of the BCBCA, the written objection to the Arrangement Resolution must be sent to Thompson Creek c/o Cassels Brock & Blackwell LLP, Suite 2100, Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada M5H 3C2, Attention: Paul M. Stein, no later than 5:00 p.m. (Eastern time) on October 14, 2016 or on the date which is two business days prior to any adjournment or postponement of the Special Meeting.

        To exercise Dissent Rights, a Thompson Creek shareholder must dissent with respect to all Thompson Creek common shares of which it is the registered and beneficial owner. A registered Thompson Creek shareholder who wishes to dissent must deliver written Notice of Dissent to Thompson Creek as set forth above and such Notice of Dissent must strictly comply with the requirements of Section 242 of the BCBCA. Any failure by a Thompson Creek shareholder to fully comply with the provisions of the BCBCA, as modified by Article 3 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder's Dissent Rights. Non-registered shareholders of Thompson Creek who wish to exercise Dissent Rights must cause each record Thompson Creek shareholder holding their Thompson Creek common shares to deliver the Notice of Dissent, or, alternatively, make arrangements to become a registered Thompson Creek shareholder.

        To exercise Dissent Rights, a registered Thompson Creek shareholder must prepare a separate Notice of Dissent for himself, herself or itself, if dissenting on his, her or its own behalf, and for each other non-registered shareholders who beneficially owns Thompson Creek common shares registered in the Thompson Creek shareholder's name and on whose behalf the Thompson Creek shareholder is dissenting; and must dissent with respect to all of the Thompson Creek common shares registered in his, her or its name or if dissenting on behalf of a non-registered shareholder, with respect to all of the Thompson Creek common shares registered in his, her or its name and beneficially owned by the non-registered shareholder on whose behalf the Thompson Creek shareholder is dissenting. The Notice of Dissent must set out the number of Thompson Creek common shares in respect of which the Dissent Rights are being exercised (the "Notice Shares") and: (a) if such Thompson Creek common shares constitute all of the Thompson Creek common shares of which the Thompson Creek shareholder is the registered and beneficial owner and the Thompson Creek shareholder owns no other Thompson Creek common shares beneficially, a statement to that effect; (b) if such Thompson Creek common shares constitute all of the Thompson Creek common shares of which the Thompson Creek shareholder is both the registered and beneficial owner, but the Thompson Creek shareholder owns additional Thompson Creek common shares beneficially, a statement to that effect and the names of the registered Thompson Creek shareholders, the number of Thompson Creek common shares held by each such registered Thompson Creek shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Thompson Creek common shares; or (c) if the Dissent Rights are being exercised by a registered Thompson Creek shareholder who is not the beneficial owner of such Thompson Creek common shares, a statement to that effect and the name of the non-registered shareholder and a statement that the registered Thompson Creek shareholder is dissenting with respect to all Thompson Creek common shares of the non-registered shareholder registered in such registered holder's name.

        If the Arrangement Resolution is approved by Thompson Creek shareholders, and Thompson Creek notifies a registered shareholder of Notice Shares of Thompson Creek's intention to act upon the Arrangement Resolution pursuant to Section 243 of the BCBCA, in order to exercise Dissent Rights, such Thompson Creek shareholder must, within one month after Thompson Creek gives such notice, send to Thompson Creek a written notice that such holder requires the purchase of all of the Notice Shares in respect of which such holder has given Notice of Dissent. Such written notice must be accompanied by the certificate or certificates representing those Notice Shares (including a written statement prepared in accordance with section 244(1)(c) of the BCBCA if the dissent is being exercised by the Thompson Creek shareholder on behalf of a non-registered shareholder), whereupon, subject to the provisions of the BCBCA relating to the termination of Dissent Rights, the Thompson Creek shareholder becomes a dissenting Thompson Creek shareholder, and is bound to sell and Centerra is bound to purchase those Thompson Creek common shares. Such dissenting Thompson Creek shareholder may not vote, or exercise or assert any rights of a Thompson Creek shareholder in respect of such Notice Shares, other than the rights set forth in Sections 237 to 247 of the BCBCA, as modified by Article 3 of the Plan of Arrangement, the Interim Order and the Final Order.

        Dissenting Thompson Creek shareholders who are:

  (a)
  ultimately entitled to be paid fair value for their Thompson Creek common shares, will be paid an amount equal to such fair value by Thompson Creek, and will be deemed to have irrevocably transferred such Thompson Creek common shares as of the Effective Time to Thompson Creek, without any further act or formality, free and clear of all Liens, claims and Encumbrances; or

  (b)
  ultimately not entitled, for any reason, to be paid fair value for their Thompson Creek common shares, will be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting Thompson Creek shareholder and will be entitled to receive 0.0988 of a Centerra common share for each Thompson Creek common share held pursuant to section 2.3(b) of the Plan of Arrangement.

        If a dissenting Thompson Creek shareholder is ultimately entitled to be paid by Thompson Creek for their Notice Shares, such dissenting Thompson Creek shareholder may enter into an agreement with Thompson Creek for the fair value of such Notice Shares. If such dissenting Thompson Creek shareholder does not reach an agreement with Thompson Creek, such dissenting Thompson Creek shareholder, or Centerra or Thompson Creek, may apply to the Court, and the Court may determine the payout value of the Notice Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on Centerra or Thompson Creek to make an application to the Court. The dissenting Thompson Creek shareholder will be entitled to receive the fair value that the Thompson Creek common shares held as of the close of business on the day before the Effective Time. After a determination of the fair value of the Notice Shares, Centerra must then promptly pay that amount to the dissenting Thompson Creek shareholder.

        In no case will Centerra, Thompson Creek, the Depositary or any other person be required to recognize dissenting Thompson Creek shareholders as Thompson Creek shareholders after the Effective Time, and the names of such dissenting Thompson Creek shareholders will be deleted from the central securities register as Thompson Creek shareholders at the Effective Time.

        In no circumstances will Centerra, Thompson Creek or any other person be required to recognize a person as a dissenting Thompson Creek shareholder: (i) unless such person is the holder of the Thompson Creek common shares in respect of which Dissent Rights are purported to be exercised immediately prior to the Effective Time; (ii) if such person has voted or instructed a proxy holder to vote such Notice Shares in favor of the Arrangement Resolution; or (iii) unless such person has strictly complied with the procedures for exercising Dissent Rights set out in Division 2 of Part 8 of the BCBCA, as modified by Article 3 of the Plan of Arrangement, the Interim Order and the Final Order and does not withdraw such Notice of Dissent prior to the Effective Time.

        Dissent Rights with respect to Notice Shares will terminate and cease to apply to the dissenting Thompson Creek shareholder if, before full payment is made for the Notice Shares, the Arrangement in respect of which the Notice of Dissent was sent is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, or the dissenting Thompson Creek shareholder withdraws the Notice of Dissent with Thompson Creek's written consent. If any of these events occur, Centerra must return the share certificate(s) representing the Notice Shares to the dissenting Thompson Creek shareholder and the dissenting Thompson Creek shareholder regains the ability to vote and exercise its rights as a Thompson Creek shareholder.

        The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Thompson Creek shareholder who intends to exercise Dissent Rights must strictly adhere to the procedures established in sections 237 to 247 of the BCBCA, as modified by Article 3 of the Plan of Arrangement, the Interim Order and the Final Order, and failure to do so may result in the loss of all Dissent Rights.

        Persons who have their Thompson Creek common shares registered in the name of an intermediary, or in some other name, who wish to exercise Dissent Rights should be aware that only the registered owner of such Thompson Creek common shares is entitled to dissent. Thompson Creek Optionholders, holders of Thompson Creek RSUs and holders of Thompson Creek PSUs are not entitled to exercise Dissent Rights.

        If you dissent there can be no assurance that the amount you receive as fair value for your Thompson Creek common shares will be more than or equal to the Arrangement Consideration under the Arrangement.

        Each Thompson Creek shareholder wishing to avail himself, herself or itself of the Dissent Rights should carefully consider and comply with the provisions of the Interim Order and sections 237 to 247 of the BCBCA, which are attached to this proxy statement as Annexes E and D, respectively, and seek his, her or its own legal advice.

        If, as of the Effective Date, the aggregate number of Thompson Creek common shares in respect of which Thompson Creek shareholders have duly and validly exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, exceeds 5% of the Thompson Creek common shares then outstanding, Centerra is entitled, in its discretion, not to complete the Arrangement. See "The Arrangement Agreement—Conditions to the Arrangement Becoming Effective."

Other Agreements in Connection with the Arrangement Agreement

Thompson Creek Voting and Support Agreements

        On July 5, 2016, Centerra entered into the voting and support agreements (the "Voting Agreements") with certain directors and executive officers of Thompson Creek. The Voting Agreements set forth, among other things, the agreement of such directors and executive officers of Thompson Creek to vote their Thompson Creek common shares (including any Thompson Creek common shares issuable upon the exercise of any Thompson Creek Options) in favor of the Arrangement and any other matters necessary for the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement. As of the Record Date, 1,328,442 of the outstanding Thompson Creek common shares were subject to the Voting Agreements, representing less than 1% of the votes which may be cast by Thompson Creek shareholders at the Special Meeting.

        Among other things, the Voting Agreements require voting support, prevent such directors and executive officers from exercising Dissent Rights and rights of appraisal, as applicable, and impose a contractual hold period on Thompson Creek common shares and Thompson Creek Options held by such directors and executive officers expiring upon completion of the Arrangement, or upon earlier termination of the Voting Agreements.

        Certain of the directors and executive officers of Thompson Creek have agreed to vote any Thompson Creek common shares owned or controlled (directly or indirectly) or over which he or she exercises control or direction (directly or indirectly), to the extent he or she is so entitled, in favor of the Arrangement and against any Acquisition Proposal and/or any other matter that could reasonably be expected to delay, prevent impede or frustrate the completion of the Arrangement and each of the transactions contemplated by the Arrangement Agreement. Under the terms of the Voting Agreements, Centerra has acknowledged that each of such directors and executive officers is bound under the Voting Agreements only in such person's capacity as a Thompson Creek shareholder, and not in his or her capacity as a director or officer.

        The Voting Agreements terminate upon, among other things: (i) mutual agreement; (ii) a party's election following a breach of the other party's covenant, representation or warranty; or (iii) termination of the Arrangement Agreement in accordance with the terms thereof.

        Centerra has advised that, as of the Record Date, it does not hold any Thompson Creek common shares.

Letter of Intent with Royal Gold

        In connection with the Arrangement, Centerra has entered into a binding commitment letter, dated July 5, 2016 (the "Royal Gold Letter of Intent"), with RGLD Gold AG and Royal Gold, Inc. (collectively, "Royal Gold"), pursuant to which Centerra and Royal Gold have agreed to modify certain aspects of the Amended and Restated Purchase and Sale Agreement, dated December 14, 2011, as further amended, pursuant to which Thompson Creek agreed to sell to Royal Gold 52.25% of the refined gold production from Mount Milligan Mine for a total upfront payment of $781.5 million, plus $435 per ounce, or the prevailing market rate if lower than $435 per ounce, when the gold is delivered in respect of the Mount Milligan Mine (the "Gold Stream Arrangement").

        Pursuant to the Royal Gold Letter of Intent, Centerra and Royal Gold have agreed to amend the Gold Stream Arrangement, among other things, as follows:

  1.
  Designated percentage of produced gold delivered: the designated percentage of produced gold delivered to Royal Gold will be reduced from 52.25% to 35.00%. The delivery mechanism provided in the Gold Stream Arrangement will remain unaltered;

  2.
  Gold fixed price: the fixed price remains unchanged at the lesser of $435 per ounce or the prevailing market price for each payable ounce of gold delivered;

  3.
  Designated percentage of produced copper delivered: the designated percentage of produced copper delivered to Royal Gold increases from 0.00% to 18.75%. The delivery mechanism for produced copper are to be negotiated and determined; and

  4.
  Copper fixed price: the fixed price will be equal to 15% of the prevailing market price of copper for each payable pound of copper delivered.

        In addition to Royal Gold's existing security interest in the Mount Milligan Mine assets, Royal Gold will obtain a first-priority interest in 18.75% of the produced copper from the Mount Milligan Mine. The Royal Gold Letter of Intent and the completion of the amendments to the Gold Stream Arrangement contemplated therein is subject to and effective contemporaneously with completion of the Arrangement. The amendment of the Gold Stream Arrangement is also subject to (i) completion of definitive documentation that shall contain other customary representations and warranties and covenants as Centerra and Royal Gold may agree in writing, (ii) completion of a definitive intercreditor agreement with Royal Gold, substantially in the form and on the terms of the existing intercreditor agreement between Royal Gold and the trustees of the Notes, with necessary changes to conform any amendments to the Gold Stream Arrangement and to the New Credit Facilities and (iii) other customary closing conditions.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following is a discussion of certain material U.S. federal income tax considerations of the exchange of Thompson Creek common shares for Centerra common shares in the Arrangement and the ownership and disposition of Centerra common shares following the Arrangement. This discussion is based upon the provisions of the U.S. Tax Code, legislative history, applicable U.S. treasury regulations, judicial authority and administrative interpretations, all as in effect on the date of this proxy statement, and which are subject to change, possibly with retroactive effect, or are subject to different interpretations.

        This discussion is limited to Thompson Creek shareholders who hold their Thompson Creek common shares as a capital asset for tax purposes and does not address all tax considerations that may be important to particular Thompson Creek shareholders in light of their individual circumstances, or to certain categories of shareholders that may be subject to special tax rules, such as:

  •
  dealers in securities or currencies;

  •
  traders in securities that have elected the mark-to-market method of accounting for their securities;

  •
  persons whose functional currency is not the U.S. dollar;

  •
  persons holding Thompson Creek common shares or Centerra common shares as part of a hedge, straddle, conversion or other "synthetic security" or integrated transaction;

  •
  certain U.S. expatriates;

  •
  financial institutions;

  •
  insurance companies;

  •
  persons subject to the alternative minimum tax;

  •
  persons who actually or under applicable constructive ownership rules own 5% or more by vote or value of all Thompson Creek common shares or Centerra common shares; and

  •
  entities that are tax-exempt for U.S. federal income tax purposes.

        If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Thompson Creek common shares, the tax treatment of a partner in such partnership will depend upon the status of the partner and the activities of the partnership. Shareholders who are partners of a partnership holding Thompson Creek common shares are urged to consult their tax advisors regarding the tax consequences of the Arrangement.

        This discussion does not address any tax considerations arising under the laws of any state, local or non-U.S. jurisdiction. Thompson Creek shareholders are urged to consult their tax advisors regarding the U.S. federal, state or local tax considerations of the Arrangement.

        As used herein, the term "U.S. Holder" means a beneficial owner of Thompson Creek common shares (or, after the Arrangement, Centerra common shares) that is for U.S. federal income tax purposes: (i) a U.S. citizen or U.S. resident alien, (ii) a corporation or other entity taxable as a corporation, that was created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

        As used herein, a "Non-U.S. Holder" means a beneficial owner of Thompson Creek common shares (or, after the Arrangement, Centerra common shares) that is not a U.S. Holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Certain U.S. Federal Income Tax Considerations of the Arrangement

        In General.    Pursuant to the Plan of Arrangement, Thompson Creek shareholders (other than those who validly exercise Dissent Rights) will exchange their Thompson Creek common shares solely for Centerra common shares. Thompson Creek intends that the Arrangement will qualify as a "reorganization" within the meaning of Section 368(a)(1)(B) of the U.S. Tax Code. However, neither Thompson Creek nor Centerra has requested, or intends to request, a ruling from the IRS or an opinion of counsel with respect to whether the Arrangement will qualify as a reorganization, and therefore no assurance can be given as to whether the Arrangement qualifies as a reorganization. Thompson Creek shareholders are urged to consult their tax advisors regarding the tax consequences of the Arrangement to them in their particular circumstances.

        If the Arrangement Qualifies as a Reorganization.    Subject to the "passive foreign investment company" rules described below, if the Arrangement qualifies as a reorganization:

  •
  no gain or loss will be recognized by U.S. Holders or Non-U.S. Holders as a result of the receipt of Centerra common shares in exchange for Thompson Creek common shares pursuant to the Arrangement;

  •
  the aggregate tax basis of Centerra common shares received in the Arrangement will equal the aggregate tax basis of Thompson Creek common shares surrendered in the Arrangement; and

  •
  the holding period for Centerra common shares received in exchange for Thompson Creek common shares pursuant to the Arrangement will include the period during which Thompson Creek common shares were held.

        U.S. Holders who actually, or under applicable constructive ownership rules, own, immediately after the exchange, 5% or more by vote or value of all Centerra common shares are subject to certain additional requirements and are urged to consult their own tax advisors with respect to such requirements.

        If the Arrangement Fails to Qualify as a Reorganization.    If the Arrangement fails to qualify as a reorganization, the Arrangement will be treated, for U.S. federal income tax purposes, as a taxable sale by U.S. Holders of their Thompson Creek common shares in exchange for Centerra common shares. As a result, U.S. Holders will recognize capital gain or loss in an amount equal to the difference, if any, between the fair market value of the Centerra common shares received in the Arrangement and the adjusted tax basis of Thompson Creek common shares exchanged for those shares. Subject to the "passive foreign investment company" rules described below, such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that at the time of completion of the Arrangement, the Thompson Creek common shares surrendered by U.S. Holders were held for more than one year. Gain or loss must be determined separately for blocks of Thompson Creek common shares acquired at different times or at different prices. Any such gain or loss will be treated as U.S. source income. Non-corporate U.S. Holders (including individuals) generally will be subject to U.S. federal income tax on long-term capital gains at preferential rates. The deductibility of a capital loss may be subject to limitations.

        If the Arrangement fails to qualify as a reorganization, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain resulting from the disposition of Thompson Creek common shares unless (a) such gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States) or (b) the Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which such disposition occurs and meets certain other requirements. If a Non-U.S. Holder is engaged in a U.S. trade or business and the disposition of Thompson Creek common shares is deemed to be effectively connected to that trade or business, the Non-U.S. Holder generally will be subject to U.S. federal income tax on the resulting gain in the same manner as if it were a U.S. Holder (and, if a corporation, may be subject to an additional branch profits tax).

        Payment for Dissenting Shares.    For U.S. federal income tax purposes, U.S. Holders that receive payment for their Thompson Creek common shares pursuant to the exercise of Dissent Rights generally will be treated as a sale of their Thompson Creek common shares and they generally will recognize capital gain or loss in an amount equal to the difference, if any, between the amount received in respect of their Thompson Creek common shares and the adjusted tax basis of Thompson Creek common shares exchanged for those shares. Subject to the "passive foreign investment company" rules described below, such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that at the time of completion of the Arrangement, the Thompson Creek common shares surrendered by U.S. Holders were held for more than one year. Gain or loss must be determined separately for blocks of Thompson Creek common shares acquired at different times or at different prices. Any such gain or loss will be treated as U.S. source income. Non-corporate U.S. Holders (including individuals) generally will be subject to U.S. federal income tax on long-term capital gains at preferential rates. The deductibility of a capital loss may be subject to limitations.

        In certain situations where a U.S. Holder of Thompson Creek common shares who exercises Dissent Rights is treated as owning the Thompson Creek common shares of other Thompson Creek shareholders for U.S. federal income tax purposes, the amount received in respect of their Thompson Creek common shares could be treated as a distribution in respect of their Thompson Creek common shares, rather than a sale of their Thompson Creek common shares. U.S. Holders are urged to consult their tax advisors regarding the tax consequences of their exercise of Dissent Rights.

        For U.S. federal income tax purposes, Non-U.S. Holders that receive payment for their Thompson Creek common shares pursuant to the exercise of Dissent Rights generally will not be subject to U.S. federal income tax on any gain resulting from the disposition of Thompson Creek common shares unless (a) such gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States) or (b) the Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which such disposition occurs and meets certain other requirements. If a Non-U.S. Holder is engaged in a U.S. trade or business and the disposition of Thompson Creek common shares is deemed to be effectively connected to that trade or business, the Non-U.S. Holder generally will be subject to U.S. federal income tax on the resulting gain in the same manner as if it were a U.S. Holder (and, if a corporation, may be subject to an additional branch profits tax).

        Passive Foreign Investment Company Considerations.    A non-U.S. entity treated as a corporation for U.S. federal income tax purposes will be treated as a passive foreign investment company (a "PFIC") in any taxable year in which, after taking into account the income and assets of the corporation and certain subsidiaries pursuant to a "look through" rule, either: (i) at least 75% of its gross income is "passive" income; or (ii) at least 50% of the average value of its assets is attributable to assets that produce, or are held for the production of, passive income. For purposes of these tests, "passive income" includes dividends, interest, gains from the sale or exchange of investment property, rents and royalties other than rents and royalties that are received from unrelated parties in connection with the active conduct of a trade or business, and the excess of gains over losses from transactions in commodities other than excess gains over losses from transactions in commodities that are active business gains or losses from sales of inventory, or property or supplies used a trade or business. Thompson Creek believes that it should not be classified as a PFIC based on its assets and operations. However, Thompson Creek has not requested, and does not intend to request, a ruling from the IRS or an opinion of counsel with respect to whether Thompson Creek would be classified as a PFIC and therefore no assurance can be given as to whether Thompson Creek would not be classified as a PFIC. If Thompson Creek were to be classified as a PFIC, U.S. Holders generally would be subject to adverse tax consequences upon the exchange of Thompson Creek common shares for Centerra common shares pursuant to the Arrangement. U.S. Holders are urged consult their tax advisors regarding the potential application of the PFIC rules to the Arrangement.

Ownership and Disposition of Centerra Common Shares

        Distributions Received by U.S. Holders.    Subject to the discussion of PFICs below, any distributions made by Centerra to a U.S. Holder generally will constitute dividends, which will be taxable as ordinary income to the extent of Centerra's current and accumulated earnings and profits allocated to the U.S. Holder's Centerra common shares, as determined under U.S. federal income tax principles. Distributions in excess of Centerra's current and accumulated earnings and profits allocated to the U.S. Holder's Centerra common shares will be treated first as a nontaxable return of capital to the extent of the U.S. Holder's tax basis in the Centerra common shares and thereafter as capital gain, which will be either long-term or short-term capital gain depending upon whether the U.S. Holder has held the Centerra common shares for more than one year. Centerra currently does not intend to calculate its earnings and profits under U.S. federal income tax principles. Thus, U.S. Holders should expect that distributions will be reported as dividend income for U.S. federal income tax purposes. The dividends generally will be foreign source and taxes withheld therefrom, if any, may be creditable against the U.S. Holder's U.S. federal income tax liability, subject to applicable limitations. The dividends will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from U.S. corporations. Dividends paid to certain non-corporate U.S. Holders may be taxable at favorable rates as opposed to being taxable at ordinary income rates; provided that (a) Centerra is eligible for the benefits of the U.S. Treaty, (b) the U.S. Holder satisfies certain holding period requirements and (c) the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. U.S. Holders should consult their tax advisers regarding the availability of the reduced tax rate on dividends on the Centerra common shares.

        Disposition of Centerra Common Shares by U.S. Holders.    Subject to the discussion of PFICs below, upon a sale, exchange or other disposition of Centerra common shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference, if any, between the amount received in respect of their Centerra common shares and the adjusted tax basis of Centerra common shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that at the time of such sale, exchange or other disposition, the Centerra common shares surrendered by U.S. Holders were held for more than one year. Any such gain or loss will be treated as U.S. source income or loss for foreign tax credit purposes, unless the gain or loss is subject to tax in Canada and is resourced as foreign source under the provisions of the Treaty. Non-corporate U.S. Holders (including individuals) generally will be subject to U.S. federal income tax on long-term capital gains at preferential rates. The deductibility of a capital loss may be subject to limitations.

        PFIC Considerations.    Centerra believes that it should not be classified as a PFIC for its most recent taxable year, and does not anticipate becoming a PFIC in its current taxable year or in the foreseeable future based on its current and anticipated assets and operations. However, Centerra has not requested, and does not intend to request, a ruling from the IRS or an opinion of counsel with respect to whether Centerra would be classified as a PFIC. In particular, Centerra may be classified as a PFIC if its income derived from sales of commodities (such as minerals and ores) does not qualify for an exception to the treatment of certain commodity related income as passive income. Should Centerra operate in a manner that does not make its income eligible for this exception Centerra could be classified as a and therefore no assurance can be given as to whether Centerra would not be classified as a PFIC. In the event that Centerra is classified as a PFIC for U.S. federal income tax purposes, U.S. Holders may have adverse tax consequences with respect to distributions received in respect of Centerra common shares, or upon the disposition of Centerra common shares. U.S. Holders should consult their tax advisors regarding the potential application of the PFIC rules to the ownership of Centerra common shares.

        Distributions Received by Non-U.S. Holders.    A Non-U.S. Holder generally will not be subject to U.S. federal income tax on distributions received with respect to Centerra common shares unless the distributions are effectively connected with the Non-U.S. Holder's conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States). If a Non-U.S. Holder is engaged in a U.S. trade or business and the distributions are deemed to be effectively connected to that trade or business, the Non-U.S. Holder generally will be subject to U.S. federal income tax on those distributions in the same manner as if it were a U.S. Holder (and, if a corporation, may be subject to an additional branch profits tax).

        Disposition of Centerra Common Shares by Non-U.S. Holders.    Non-U.S. Holders generally will not be subject to U.S. federal income tax on any gain resulting from the disposition of Centerra common shares unless (a) such gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States) or (b) the Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which such disposition occurs and meets certain other requirements. If a Non-U.S. Holder is engaged in a U.S. trade or business and the disposition of Centerra common shares is deemed to be effectively connected to that trade or business, the Non-U.S. Holder generally will be subject to U.S. federal income tax on the resulting gain in the same manner as if it were a U.S. Holder (and, if a corporation, may be subject to an additional branch profits tax).

Unearned Income Medicare Contribution Tax

        Certain non-corporate U.S. Holders are subject to a 3.8% tax on certain investment income, including dividends and recognized capital gains from the sale or other disposition of their Thompson Creek common shares or their Centerra common shares. Non-corporate U.S. Holders are urged to consult their tax advisors regarding the effect, if any, of this tax on their disposition of Thompson Creek common shares and their ownership and disposition of Centerra common shares.

Information Reporting and Backup Withholding

        In general, non-corporate U.S. Holders may be subject to information reporting in connection with the Arrangement and the ownership and disposition of Centerra common shares. The receipt of Centerra common shares, amounts received pursuant to the exercise of dissent rights, distributions with respect to, and the proceeds of Centerra common shares also may be subject to backup withholding if the non-corporate U.S. Holder:

  •
  fails to timely provide an accurate taxpayer identification number;

  •
  is notified by the IRS that it has failed to report all interest or distributions required to be shown on its U.S. federal income tax returns; or

  •
  in certain circumstances, fails to comply with applicable certification requirements.

        Non-U.S. Holders may be required to establish their exemption from information reporting and backup withholding on payments made to them within the United States, or through a U.S. payor, by certifying their status on IRS Form W-8BEN, W-8BEN-E, W-8ECI or W-8IMY, as applicable.

        Backup withholding is not an additional tax. Rather, a U.S. Holders and Non-U.S. Holders generally may obtain a credit for any amount withheld against its liability for U.S. federal income tax (and obtain a refund of any amounts withheld in excess of such liability) by accurately completing and timely filing a U.S. federal income tax return with the IRS.

MATERIAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

        The following is a summary of the principal Canadian federal income tax considerations under the Tax Act relating to the Arrangement applicable to a beneficial owner of Thompson Creek common shares, Thompson Creek Options, Thompson Creek RSUs and Thompson Creek PSUs who, for the purposes of the Tax Act: (i) holds Thompson Creek common shares, and will hold Centerra common shares acquired under the Arrangement, as capital property; (ii) deals at arm's length with Thompson Creek and Centerra; and (iii) is not "affiliated" with Thompson Creek or Centerra for the purposes of the Tax Act (a "Holder"). This summary also discusses certain Canadian federal income tax consequences applicable to a holder of Thompson Creek Options, Thompson Creek RSUs and Thompson Creek PSUs who acquired such securities in respect of, in the course of, or by virtue of employment with Thompson Creek or an affiliate of Thompson Creek.

        Thompson Creek common shares and Centerra common shares will generally be considered to be capital property to a Holder unless such securities are held by the Holder in the course of carrying on a business of buying and selling securities, or were acquired in one or more transactions considered to be an adventure or concern in the nature of trade.

        This summary is based upon the current provisions of the Tax Act and Thompson Creek's understanding of the current administrative practices and assessing policies of the CRA. This summary also takes into account all specific proposals to amend the Tax Act (the "Proposed Amendments") announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof and assumes that all Proposed Amendments will be enacted in the form proposed. There can be no assurance that the Proposed Amendments will be enacted in the form proposed or at all. Except for the Proposed Amendments, this summary does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial action or decision, nor does it take into account other federal or any provincial, territorial or foreign income tax considerations, which may differ from the Canadian federal income tax considerations discussed below. An advance income tax ruling has not been sought from the CRA in respect of the Arrangement.

        This summary is not applicable to a Holder: (i) that is a "financial institution" as defined in the Tax Act for the purposes of the "mark-to-market property" rules contained in the Tax Act; (ii) that is a "specified financial institution" or "restricted financial institution" as defined in the Tax Act (iii) who has acquired Thompson Creek common shares on the exercise of a Thompson Creek Option (except as specified); (iv) an interest in which is a "tax shelter investment" as defined in the Tax Act; (v) who has elected to report its Canadian tax results in a currency other than Canadian currency; or (vi) that has or will enter into a "derivative forward agreement", as defined in the Tax Act, with respect to the Thompson Creek common shares or Centerra common shares. Such Holders should consult their own tax advisors.

        THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER AND NO REPRESENTATIONS WITH RESPECT TO THE TAX CONSEQUENCES TO ANY PARTICULAR HOLDER ARE MADE. THIS SUMMARY IS NOT EXHAUSTIVE OF ALL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS. ACCORDINGLY, HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS HAVING REGARD TO THEIR OWN PARTICULAR CIRCUMSTANCES.

Holders Resident in Canada

        The following portion of this summary applies to a Holder who, at all relevant times is or is deemed to be resident in Canada for purposes of the Tax Act (a "Resident Holder").

        Certain Resident Holders whose Thompson Creek common shares or Centerra common shares might not otherwise be capital property may, in certain circumstances, be entitled to make an irrevocable election under subsection 39(4) of the Tax Act to have such shares, and every other "Canadian security" as defined in the Tax Act owned by such Holder in the taxation year in which the election is made and in all subsequent taxation years, deemed to be capital property. Any Resident Holder contemplating making a subsection 39(4) election should consult their own tax advisor for advice as to whether the election is available or advisable in their particular circumstances.

Disposition of Thompson Creek Common Shares

        A Resident Holder that disposes or is deemed to dispose of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the Resident Holder's adjusted cost base of the Thompson Creek common shares immediately before the exchange and will be deemed to acquire the Centerra common shares at a cost equal to such adjusted cost base, resulting in the deferral of any accrued capital gain on the Thompson Creek common shares. This deferral will not apply where (a) the Resident Holder has, in the Resident Holder's income tax return for the year in which the exchange occurs, included in computing income any portion of the capital gain (or capital loss) arising on the exchange otherwise determined, or (b) immediately after the exchange, such Resident Holder, persons with whom such Resident Holder does not deal at arm's length for purposes of the Tax Act, or such Resident Holder together with such persons, either controls Centerra or beneficially owns shares of the capital stock of Centerra having a fair market value of more than 50% of the fair market value of all outstanding shares of the capital stock of Centerra.

        If a Resident Holder elects to include in income for the year the exchange occurs any portion of the gain (or loss) otherwise arising, such capital gain (or capital loss) will be equal to the amount by which the fair market value of the Centerra common shares received on the exchange of Thompson Creek common shares (determined at the time of the exchange) exceeds (or is less than) the aggregate of the adjusted cost base to the Resident Holder of such Thompson Creek common share, determined immediately before the exchange, and any reasonable costs of disposition. See "Holders Resident in Canada—Taxation of Capital Gains and Capital Losses".

        If a Resident Holder owns any other common shares of Centerra as capital property at the time of the exchange of Thompson Creek common shares for Centerra common shares, for purposes of determining the adjusted cost base of all Centerra common shares owned by the Resident Holder as capital property immediately after the exchange the cost of the Centerra common shares acquired on the exchange will be determined by averaging the cost of the Centerra common shares acquired on the exchange with the adjusted cost base of those Centerra common shares.

Dividends on Centerra Common Shares

        A Resident Holder who is an individual and who receives or is deemed to receive a dividend on its Centerra common shares will be required to include in income such dividend, and will be subject to the gross-up and dividend tax credit rules applicable to taxable dividends received from taxable Canadian corporations, including the enhanced gross-up and dividend tax credit applicable to any dividends designated by Centerra as "eligible dividends", as defined in the Tax Act.

        A Resident Holder that is a corporation will be required to include in income any dividend received or deemed to be received on its Centerra common shares and generally will be entitled to deduct an equivalent amount in computing its taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Resident Holders that are corporations should consult their own tax advisors having regard to their own circumstances. A "private corporation" or a

"subject corporation" (each as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax on any dividend that it receives or is deemed to receive on its Centerra common shares to the extent that the dividend is deductible in computing the corporation's taxable income.

Exercise of Thompson Creek Options

        A Canadian resident employee who exercises Thompson Creek Options to acquire Thompson Creek common shares will be required to include in income the fair market value of the Thompson Creek common shares at the time the employee acquires such shares, less the amount, if any, paid by the employee for the Thompson Creek common shares. Such employees may be entitled to a deduction equal to 1/2 of the amount of such income inclusion, provided certain conditions are met. The employee's cost of Thompson Creek common shares will be equal to the fair market value of the Thompson Creek common shares at the time the Thompson Creek common shares are acquired, and will be averaged with the adjusted cost base of any other Thompson Creek common shares held as capital property for the purpose of determining the adjusted cost base of such Thompson Creek common shares. Employees should consult their own tax advisors to determine their entitlement to such deduction.

Awards under Thompson Creek RSUs and Thompson Creek PSUs

        A Canadian resident employee will be required to include in income the fair market value of any Thompson Creek common shares received pursuant to the settlement of Thompson Creek RSUs and Thompson Creek PSUs.

Disposition of Centerra Common Shares

        A Resident Holder will realize a capital gain (or capital loss) on the disposition or deemed disposition of a Centerra common share equal to the amount by which the proceeds of disposition exceed (or are exceeded by) the aggregate of the Resident Holder's adjusted cost base of such Centerra share and any reasonable cost of disposition. See "Material Canadian Federal Income Tax Consideration—Holders Resident in Canada—Taxation of Capital Gains and Capital Losses".

Taxation of Capital Gains and Capital Losses

        Generally, a Resident Holder will be required to include in computing its income for a taxation year one-half of the amount of any capital gain (a "taxable capital gain") realized by it in that year. A Resident Holder will generally be required to deduct one-half of the amount of any capital loss (an "allowable capital loss") realized in a taxation year from taxable capital gains realized by the Resident Holder in that year. Allowable capital losses in excess of taxable capital gains for a taxation year may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years, subject to the detailed rules contained in the Tax Act.

        A capital loss realized on the disposition of a Thompson Creek common share or Centerra common share by a Resident Holder that is a corporation may, to the extent and under the circumstances specified by the Tax Act, be reduced by the amount of dividends received or deemed to have been received by the corporation on such shares (or on a share for which such share is substituted or exchanged). Similar rules may apply where shares are owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Holders to whom these rules may be relevant should consult their own advisors.

Alternative Minimum Tax on Resident Holders who are Individuals

        A capital gain realized, or a dividend received, by a Resident Holder who is an individual (including certain trusts and estates) may give rise to liability for alternative minimum tax under the Tax Act.

Additional Refundable Tax on Canadian-Controlled Private Corporations

        A Resident Holder that is a "Canadian-controlled private corporation" as defined in the Tax Act may be required to pay an additional 10 2/3% refundable tax (subject to proration for taxation years beginning before 2016) on certain investment income, including certain amounts in respect of net taxable capital gains, dividends or deemed dividends and interest.

Eligibility for Investment

        Centerra common shares will be qualified investments under the Tax Act for a trust governed by a registered retirement savings plan (a "RRSP"), a registered retirement income fund (a "RRIF"), deferred profit sharing plan, registered education savings plan, registered disability savings plan or a tax-free savings account (a "TFSA"), at any particular time, provided that, at that time, the Centerra common shares are listed on a "designated share exchange" (which currently includes the TSX and the TSX Venture Exchange).

        Notwithstanding the foregoing, if the Centerra common shares are a "prohibited investment" for the purposes of a TFSA, an RRSP or RRIF, the holder of such TFSA or the annuitant of such RRSP or RRIF, as the case may be, will be subject to a penalty tax as set out in the Tax Act. The Centerra common shares will not be a prohibited investment for a TFSA, RRSP or RRIF provided the holder or annuitant thereof, as the case may be, (i) deals at arm's length with Centerra for purposes of the Tax Act, and (ii) does not have a "significant interest" (as defined in subsection 207.01(4) of the Tax Act) in Centerra. In addition, the Centerra common shares will not be a "prohibited investment" for a TFSA, RRSP or RRIF if such shares are "excluded property" as defined in the Tax Act for trusts governed by such TFSA, RRSP or RRIF. Resident Holders who intend to hold Centerra common shares in a TFSA, RRSP or RRIF are advised to consult their own tax advisors.

Dissenting Resident Holders

        A Resident Holder who dissents in respect of the Arrangement (a "Resident Dissenter") and who is entitled to receive payment from Thompson Creek equal to the fair value of the Resident Dissenter's Thompson Creek common shares will be considered to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the amount received by the Resident Dissenter, less the amount of any interest awarded by a court, as the case may be. A Resident Dissenter generally will be deemed to have received a dividend equal to the amount by which such proceeds exceed the paid-up capital of such shares, and such deemed dividend will reduce the proceeds of disposition for purposes of computing any capital gain (or a capital loss) on the disposition of such Thompson Creek common shares. The tax treatment accorded to any deemed dividend is discussed above under the heading, "Holders Resident in Canada—Dividends on Centerra common shares".

        A Resident Dissenter will also realize a capital gain (or a capital loss) to the extent that the proceeds of disposition of such Thompson Creek common shares, as reduced by the amount of any deemed dividend as discussed above, exceed (or are less than) the adjusted cost base of such Thompson Creek common shares immediately before the disposition and any reasonable costs of disposition. The tax treatment of capital gains and capital losses (including the potential reduction of a capital loss due to the receipt of a deemed dividend) is discussed above under the heading, "Holders Resident in Canada—Taxation of Capital Gains and Capital Losses".

        Interest awarded by a court to a Resident Dissenter will be included in the Resident Dissenter's income for a particular taxation year to the extent the amount is received or receivable in that year, depending upon the method regularly followed by the Resident Dissenter in computing income. Where the Resident Dissenter is a corporation, partnership or, subject to certain exceptions, a trust, the Resident Dissenter must include in income for a taxation year the amount of interest that accrues to it before the end of the taxation year, or becomes receivable or is received before the end of the year (to the extent not included in income for a preceding taxation year). Resident Dissenters who are contemplating exercising their dissent rights should consult their own tax advisors.

Holders Not Resident in Canada

        The following portion of the summary applies to a Holder who, for the purposes of the Tax Act: (i) at all relevant times is not and is not deemed to be resident in Canada; and (ii) does not and will not use or hold, and is not and will not be deemed to use or hold, Thompson Creek common shares or Centerra common shares in connection with carrying on a business in Canada (a "Non-Resident Holder"). This portion of the summary is not applicable to a Non-Resident Holder that is: (i) an insurer carrying on an insurance business in Canada and elsewhere; or (ii) an "authorized foreign bank" as defined in the Tax Act. This portion of the summary does not apply to a non-resident of Canada who received Thompson Creek Options, RSUs or PSUs in the course of employment performed in Canada.

Disposition of Thompson Creek Common Shares

        A Non-Resident Holder who disposes of Thompson Creek common shares in exchange for Centerra common shares pursuant to the Arrangement will generally be deemed to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the Non-Resident Holder's adjusted cost base of the Thompson Creek common shares immediately before the exchange.

Dividends on Centerra Common Shares

        Dividends paid or credited, or deemed to be paid or credited, on Centerra common shares to a Non-Resident Holder generally will be subject to Canadian withholding tax at a rate of 25% of the gross amount of the dividend, unless the rate is reduced under the provisions of an applicable income tax convention. The rate of withholding tax under the Canada-U.S. Income Tax Convention (the "U.S. Treaty") applicable to a Non-Resident Holder, who is a resident of the United States for the purposes of the U.S. Treaty, is the beneficial owner of the dividend and is entitled to all of the benefits under the U.S. Treaty generally will be 15% (5% for a company that holds at least 10% of the voting shares of Centerra). Centerra will be required to withhold the required amount of withholding tax from the dividend, and to remit it to the CRA for the account of the Non-Resident Holder.

Disposition of Centerra Common Shares

        A Non-Resident Holder who disposes or is deemed to dispose of a Centerra common share in a taxation year will not be subject to tax in Canada, unless the Centerra common share is "taxable Canadian property" to the Non-Resident Holder. If Centerra common shares are taxable Canadian property to a Non-Resident Holder and any capital gain realized on the disposition of such shares is not exempt from tax in Canada under the terms of an applicable tax treaty, such capital gain will be subject to Canadian income tax as discussed under the headings "Holders Resident in Canada—Disposition of Centerra common shares and Taxation of Capital Gains and Capital Losses".

Exercise of Thompson Creek Options

        A Non-resident holder of Thompson Creek Options will not be subject to tax in Canada on any income, or capital gain arising on the exercise of Thompson Creek Options, provided the Thompson Creek Options are not "taxable Canadian property" to such person. If a Thompson Creek Option is taxable Canadian property, such Non-Resident Holder should consult their own tax advisor. See "Holders Not Resident in Canada—Taxable Canadian Property" below.

Awards under RSUs and PSUs

        A non-resident employee of Thompson Creek will not be subject to tax in Canada on any amount received on the settlement of RSUs or PSUs, provided such RSUs and PSUs are not "taxable Canadian property" to such person. If a RSU or PSU is taxable Canadian property, such Non-Resident Holder should consult their own tax advisor. See "Holders Not Resident in Canada—Taxable Canadian Property" below.

Dissenting Non-Resident Holders

        A Non-Resident Holder who dissents in respect of the Arrangement (a "Non-resident Dissenter") and who is entitled to receive payment from Thompson Creek equal to the fair value of the Non-resident Dissenter's Thompson Creek common shares will be considered to have disposed of the Thompson Creek common shares for proceeds of disposition equal to the amount received by the Non-resident Dissenter, less the amount of any interest awarded by a court, as the case may be. A Non-resident Dissenter generally will be deemed to have received a dividend equal to the amount by which such proceeds exceed the paid-up capital of such shares, and such deemed dividend will reduce the proceeds of disposition for purposes of computing any capital gain (or a capital loss) on the disposition of such Thompson Creek common shares. The tax treatment accorded to any deemed dividend is discussed above under the heading, "Holders Not Resident in Canada—Dividends on Centerra Common Shares."

        A Non-Resident Dissenter will also realize a capital gain (or a capital loss) to the extent that the proceeds of disposition of such Thompson Creek common shares, as reduced by the amount of any deemed dividend as discussed above, exceed (or are less than) the adjusted cost base of such shares immediately before the disposition and any reasonable costs of disposition. Any such capital gain will not be taxable in Canada unless the Thompson Creek common shares are taxable Canadian property. The tax treatment of capital gains and capital losses is discussed above under the heading, "Holders Not Resident in Canada—Disposition of Thompson Creek common shares and below under the heading "Taxable Canadian Property."

        Interest awarded by a court and received by a Dissenting Non-Resident Holder will not be subject to Canadian withholding tax.

        Non-Resident Holders of Thompson Creek common shares who dissent from the Arrangement are urged to consult their own tax advisors for advice regarding the income tax consequences of their particular circumstances.

Taxable Canadian Property

        The Thompson Creek common shares, Thompson Creek Options, Thompson Creek RSUs and Thompson Creek PSUs will be taxable Canadian property to a Non-Resident Holder if, at any time in the 60 month period preceding the disposition, (A) more than 50% of the fair market value of the Thompson Creek common share was derived from, directly or indirectly, any combination of (i) real or immovable property situated in Canada, (ii) Canadian resource property, (iii) timber resource property, and (iv) options in respect or, or interest in, the property described in (i) to (iii), and (B) 25% or more of the issued shares of any class of the capital share of Thompson Creek were owned by any combination of (a) the Non-Resident Holder, (b) persons with whom the Non-Resident Holder did not deal at arm's length and (c) partnerships in which persons referred to in (a) or (b) hold a membership interest (directly or indirectly through one or more partnerships).

        If a Thompson Creek common share is taxable Canadian property, a Centerra common share acquired in exchange for such Thompson Creek common share will be deemed to be taxable Canadian property for the 60-month period after the exchange.

        If a Thompson Creek common share, Centerra common share, Thompson Creek Option, RSU or PSU is taxable Canadian property, a capital gain arising on the disposition of such security may be exempt from tax in Canada under the terms of a tax treaty between Canada and the country of residence of the Non-Resident Holder. Such holders should consult their tax advisors about their particular circumstances.

ADVISORY VOTE REGARDING ARRANGEMENT-RELATED COMPENSATION
FOR THOMPSON CREEK NAMED EXECUTIVE OFFICERS

        Section 14A of the Exchange Act, and applicable SEC rules issued thereunder, which were enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, require that Thompson Creek provide shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the payment of certain compensation to Thompson Creek named executive officers that is based on or otherwise relates to the Arrangement.

        The compensation that Thompson Creek's named executive officers may be entitled to receive from Thompson Creek that is based on or otherwise relates to the Arrangement is summarized in the section captioned "Interests of Directors and Executive Officers in the Arrangement," beginning on page 93 of this proxy statement and in the "Golden Parachute Compensation" table and accompanying footnotes beginning of page 96 of this proxy statement.

        The Thompson Creek Board encourages you to carefully review the "golden parachute" compensation disclosed in this proxy statement, including in the table referenced above.

        Thompson Creek is asking shareholders to indicate their approval of the compensation that will or may become payable to Thompson Creek's named executive officers in connection with the Arrangement.

        Accordingly, the Thompson Creek Board recommends that shareholders approve the following resolution:

        "RESOLVED, that the shareholders of Thompson Creek approve, on a non-binding, advisory basis, the compensation that will or may become payable to Thompson Creek's named executive officers that is based on or otherwise relates to the Arrangement as disclosed pursuant to Item 402(t) of Regulation S-K in the "Golden Parachute Compensation" table and the disclosures set forth in the section of the proxy statement entitled "Interests of Directors and Executive Officers in the Arrangement."

        The vote on "golden parachute" compensation is a vote separate and apart from the shareholder vote to approve the Arrangement Resolution and is not a condition to completion of the Arrangement. Accordingly, you may vote to approve the Arrangement Resolution and vote not to approve the "golden parachute" compensation proposal and vice versa. This proposal is merely an advisory vote and will not be binding on Thompson Creek or the Thompson Creek Board regardless of whether the Arrangement Resolution is approved. Further, the underlying compensation agreements and understandings are contractual in nature and not by their terms subject to shareholder approval. As a result, regardless of the outcome of the advisory vote, if the Arrangement is completed, Thompson Creek's named executive officers will be eligible to receive the related compensation payments and benefits in accordance with the terms and conditions applicable to those payments and benefits.

        THE THOMPSON CREEK BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
FOR THE APPROVAL OF ARRANGEMENT-RELATED COMPENSATION
FOR THOMPSON CREEK NAMED EXECUTIVE OFFICERS.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF THOMPSON CREEK

        The following table presents selected consolidated financial data of Thompson Creek. The data as of and for the six months ended June 30, 2016 and 2015, and the for the years ended, December 31, 2015, 2014, 2013, 2012 and 2011, are derived from Thompson Creek's consolidated financial statements for those periods.

        The information in the following table is only a summary and is not indicative of the results of future operations of Thompson Creek. You should read the following information together with Thompson Creek's Annual Report on Form 10-K for the year ended December 31, 2015, Thompson Creek's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and the other information that Thompson Creek has filed with the SEC and incorporated by reference into this proxy statement. See "Where You Can Find Addition Information."

	Six Months Ended June 30,		Years Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
	(US dollars in millions, except per share amounts)
Statement of Operations Data:
Revenues
Copper sales	$65.7	$81.5	$151.1	$178.4	$8.7	$—	$—
Gold sales	109.9	92.3	209.8	172.3	5.6	—	—
Molybdenum sales	41.9	63.7	103.7	441.2	400.8	386.8	651.9
Tolling, calcining and other	8.6	19.6	29.5	14.8	19.3	14.6	17.2

Total revenues	226.1	257.1	494.1	806.7	434.4	401.4	669.1

Costs and expenses:
Cost of sales
Operating expenses	143.9	158.3	305.6	523.8	328.2	374.5	392.8
Depreciation, depletion and amortization	48.9	46.8	98.6	99.9	51.9	64.0	74.7

Total cost of sales	192.8	205.1	404.2	623.7	380.1	438.5	467.5

Selling and marketing	4.9	5.2	10.7	14.1	9.3	8.0	9.7
Accretion expense	1.2	1.2	2.3	3.6	2.4	2.3	1.9
Asset impairments	—	—	—	104.8	194.9	530.5	—
General and administrative	9.1	10.5	19.8	23.5	21.6	27.6	26.5
Exploration	1.4	0.1	2.5	0.9	1.4	2.2	14.2
Costs for idle mining operations	4.8	17.7	23.6	—	—	—	—
Strategic initiative related costs	8.3	—	—	—	—	—	—

Total costs and expenses	222.5	239.8	463.1	770.6	609.7	1,009.1	519.8

Operating income (loss)	3.6	17.3	31.0	36.1	(175.3)	(607.7)	149.3
Other expense (income)	(11.7)	115.8	253.4	182.0	103.1	49.7	(154.0)
Income and mining tax (benefit) expense	8.1	(11.6)	(87.5)	(21.7)	(63.4)	(111.1)	11.2

Net (loss) income	$7.2	$(86.9)	$(134.9)	$(124.2)	$(215.0)	$(546.3)	$292.1

Net (loss) income per share
—basic	$0.03	$(0.40)	$(0.62)	$(0.64)	$(1.26)	$(3.24)	$1.75
—diluted	$0.03	$(0.40)	$(0.62)	$(0.64)	$(1.26)	$(3.24)	$1.73
Basic weighted-average shares outstanding	222.4	216.2	218.8	193.7	171.1	168.4	167.2
Diluted weighted-average shares outstanding	222.4	216.2	218.8	193.7	171.1	168.4	168.6
Other Financial Data:
Cash generated by (used in) operating activities	$(9.4)	$18.6	$37.4	$184.8	$44.8	$(28.2)	$202.7
Capital expenditures	$(31.5)	$(22.9)	$61.3	$82.1	$428.9	$771.5	$686.6

	June 30,		December 31,
	2016	2015	2015	2014	2013	2012	2011
Balance Sheet Data:
Cash and cash equivalents	$119.7	$211.1	$176.8	$265.6	$233.9	$526.8	$294.5
Total assets	$2,433.3	$2,601.3	$2,376.4	$2,834.7	$3,208.7	$3,410.2	$2,994.2
Total debt, including capital lease obligations (1)	$873.2	$897.6	$884.6	$944.7	$1,012.8	$1,010.5	$374.9
Total liabilities	$1,781.7	$1,876.9	$1,801.1	$1,947.2	$2,102.5	$2,008.3	$1,264.7
Shareholders' equity	$651.6	$724.4	$575.3	$887.5	$1,106.2	$1,401.9	$1,729.5

(1)
Balances are not presented net of unamortized debt issuance costs.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF CENTERRA

        The following table presents selected consolidated financial data of Centerra. The data as of and for the six months ended June 30, 2016 and 2015, and the for the years ended, December 31, 2015, 2014, 2013, 2012 and 2011, are derived from Centerra's consolidated financial statements for those periods.

        The information in the following table is only a summary and is not indicative of the results of future operations of Centerra. You should read the following information together with the consolidated financial statements and notes and "Management's Discussion and Analysis of Financial Condition of Centerra" included elsewhere in this proxy statement.

	Six months ended June 30,		Year ended December 31,
(US$ millions, except as noted) Financial Highlights	2016	2015	2015	2014	2013	2012	2011
Revenue	$234.8	$359.4	$624.0	$763.3	$944.4	$660.7	$1,020.3
Cost of sales	149.5	194.9	384.5	502.5	559.2	383.3	382.3
Abnormal mining costs	—	—	—	—	—	24.8	—
Standby costs, net	(0.7)	3.8	5.7	2.4	—	4.6	0.2
Regional office administration	7.0	10.3	19.1	25.2	23.8	21.0	21.3

Earnings from mine operations	79.0	150.4	214.7	233.2	361.4	227.0	616.5
Revenue-based taxes	32.9	48.5	84.6	97.2	113.5	74.7	131.8
Other operating expenses	1.2	0.7	1.9	3.8	8.3	34.3	15.4
Pre-development project costs	5.3	8.2	13.2	6.0	—	—	—
Impairment of goodwill	—	—	18.7	111.0	—	—	—
Loss on de-recognition of underground assets	—	—	—	—	—	180.7	—
Exploration and business development	7.2	4.9	10.6	15.7	29.6	38.5	42.9
Corporate administration	12.6	20.1	35.8	34.8	30.6	27.0	44.9

Earnings (loss) from operations	19.8	68.0	49.9	(35.3)	179.4	(128.2)	381.5
Other (income) expenses	(1.8)	2.6	3.4	1.2	3.6	(0.2)	(1.0)
Finance costs	2.7	2.2	4.4	5.0	5.0	4.0	3.5

Earnings (loss) before income taxes	18.9	63.2	42.1	(41.5)	170.8	(132.0)	379.0
Income tax (recovery) expense	(2.1)	0.6	0.4	2.6	13.1	11.7	8.1
Net earnings (loss)	$21.0	$62.6	$41.6	$(44.1)	$157.7	$(143.7)	$370.9

Earnings (loss) per common share—$ basic	$0.09	$0.26	$0.18	$(0.19)	$0.67	$(0.61)	$1.57
Earnings (loss) per common share—$ diluted	$0.08	$0.26	$0.18	$(0.19)	$0.64	$(0.61)	$1.57
Weighted average common shares outstanding—basic (millions)	240.9	236.5	236.6	236.4	236.4	236.4	236.1
Weighted average common shares outstanding—diluted (millions)	241.3	237.0	237.0	236.4	236.7	236.4	236.4
Other Financial Data
Cash provided by operations	$66.7	$245.8	$333.6	$376.4	$483.9	$173.4	$434.9
Capital expenditures	$103.4	$242.2	$370.6	$351.2	$376.6	$464.0	$187.9
Balance Sheet Information
Cash, cash equivalents and investments	$527	$582	$542	$562	$502	$382	$568
Total assets	$1,712	$1,692	$1,661	$1,629	$1,688	$1,594	$1,689
Total debt	$98	$76	$76	$76	$76	$75	$—
Total liabilities	$263	$244	$240	$230	$214	$225	$150
Shareholders' equity	$1,449	$1,448	$1,421	$1,399	$1,474	$1,369	$1,539

COMPARATIVE PER SHARE DATA

        The following table sets forth certain historical, pro forma and pro forma-equivalent per share financial information for Centerra common shares and Thompson Creek common shares. The pro forma and pro forma-equivalent per share information give effect to the Arrangement as if the Arrangement had occurred on January 1, 2015, in the case of earnings per share for the three months ended June 30, 2016 and the year ended December 31, 2015, and on June 30, 2016, in the case of book value. The information in the table below has been derived from and should be read in conjunction with the historical consolidated financial statements of Centerra and Thompson Creek included or incorporated by reference in this proxy statement. See "Where You Can Find More Information" beginning on page 270 of this proxy statement.

        The Centerra pro forma earnings per share was calculated using the methodology described below under the heading "Unaudited Pro Forma Combined Financial Information" beginning on page 138 of this proxy statement and is subject to all the assumptions, adjustments and limitations described thereunder. The pro forma information set forth below, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the possible impact on the combined company that may result as a consequence of the arrangement and, accordingly, does not attempt to predict or suggest future results.

	Thompson Creek Historical	Centerra Historical		Pro Forma(1)		Equivalent Thompson Creek(2)
Earnings per share for the six months ended June 30, 2016:
Basic	$0.03		$0.09		$0.25		$0.02
Diluted	$0.03		$0.08		$0.25		$0.02
Earnings per share for the year ended December 31, 2015:
Basic	$(0.62)		$0.18		$(0.05)		$(0.00)
Diluted	$(0.62)		$0.18		$(0.05)		$(0.00)
Book value per share as of June 30, 2016(3)	$2.92		$5.98		$5.92		$0.58
Dividends declared per common share:
Six months ended June 30, 2016	$—	C$	0.08	C$	0.05	C$	0.00
Year ended December 31, 2015	$—	C$	0.16	C$	0.10	C$	0.01

(1)
Also assumes the issuance of 26,599,500 Centerra common shares in exchange for the subscription receipts issued in the Centerra Equity Financing, the proceeds of which are to be held in escrow and used toward the redemption of Thompson Creek's outstanding Notes.

(2)
The equivalent Thompson Creek amounts are calculated by multiplying the pro forma amounts by the Exchange Ratio of 0.0988.

(3)
Calculated as total shareholders' equity divided by total common shares outstanding.

 COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

Market Prices

        The following table sets forth, for the periods indicated, the intra-day high and low sales prices per share for Centerra common shares as reported from January 1, 2013 to December 31, 2015 on the TSX and from January 1, 2016 to September 9, 2016 on the TSX and Thompson Creek common shares as reported on the TSX, the New York Stock Exchange (through January 14, 2016) and the OTCQX market of the OTC Market Group ("OTCQX") (from January 15, 2016).

	Centerra Common Shares				Thompson Creek Common Shares
	TSX				TSX				NYSE/OTCQX
Quarter	High		Low		High		Low		High	Low
2013
First Quarter	C$	10.42	C$	6.01	C$	4.49	C$	2.99	$4.55	$2.95
Second Quarter	C$	6.16	C$	2.99	C$	4.00	C$	2.49	$3.94	$2.42
Third Quarter	C$	7.20	C$	3.27	C$	4.25	C$	2.94	$4.05	$2.81
Fourth Quarter	C$	5.38	C$	2.82	C$	3.76	C$	1.84	$3.65	$1.72
2014
First Quarter	C$	5.83	C$	4.00	C$	3.39	C$	2.31	$3.11	$2.10
Second Quarter	C$	6.90	C$	3.16	C$	3.46	C$	2.39	$3.17	$2.15
Third Quarter	C$	6.76	C$	5.00	C$	3.38	C$	2.45	$3.09	$2.20
Fourth Quarter	C$	6.27	C$	3.96	C$	2.57	C$	1.57	$2.27	$1.37
2015
First Quarter	C$	7.83	C$	5.05	C$	2.05	C$	1.41	$1.75	$1.13
Second Quarter	C$	7.92	C$	6.01	C$	1.84	C$	1.01	$1.49	$0.81
Third Quarter	C$	7.98	C$	5.51	C$	1.02	C$	0.56	$0.85	$0.42
Fourth Quarter	C$	8.67	C$	6.50	C$	0.75	C$	0.23	$0.58	$0.18
2016
First Quarter	C$	7.98	C$	5.64	C$	0.49	C$	0.16	$0.35	$0.07
Second Quarter	C$	7.92	C$	5.93	C$	0.68	C$	0.29	$0.55	$0.22
Third Quarter (through September 9, 2016)	C$	8.13	C$	6.48	C$	0.77	C$	0.56	$0.55	$0.48

        The following table sets forth the closing sale price per Centerra common shares as reported on the TSX and per Thompson Creek common share as reported on the TSX on July 4, 2016, the last trading day before the public announcement of the Arrangement Agreement, and on September 9, 2016, the most recent practicable trading day prior to the date of this proxy statement. The table also shows the implied value of the Arrangement Consideration proposed for each Thompson Creek common share as of the same two dates. This implied value was calculated by multiplying the closing sale price of Centerra common shares on the relevant date by the Exchange Ratio of 0.0988.

Date	Centerra Common Shares		Thompson Creek Common Shares		Implied Per Share Value of Arrangement Consideration
July 4, 2016	C$	8.02	C$	0.60	C$	0.79
September 9, 2016	C$	6.87	C$	0.67	C$	0.69

        The market prices of Centerra and Thompson Creek common shares will fluctuate between the date of this proxy statement and the completion of the Arrangement. No assurance can be given concerning the market prices of Centerra and Thompson Creek common shares before the completion of the Arrangement or Centerra common shares after the completion of the Arrangement. Because the Exchange Ratio is fixed in the Arrangement Agreement, the market value of the Centerra common shares that Thompson Creek shareholders will receive in connection with the Arrangement may vary significantly from the prices shown in the table above. Accordingly, Thompson Creek shareholders are advised to obtain current market quotations for Centerra and Thompson Creek common shares in deciding whether to vote for the Arrangement Resolution.

Dividend Data

        Thompson Creek has never paid any cash dividends on its common shares, and Thompson Creek does not anticipate paying any such dividends on its common shares in the foreseeable future.

        The table below sets forth the dividends declared per Centerra common share for the periods indicated.

Centerra
(C$)
Six Months Ended June 30, 2016	0.08
Year Ended December 31,
2015	0.16
2014	0.16
2013	0.16

Price Range and Trading Volume

        The following table shows the monthly ranges of high and low prices per Thompson Creek common share as well as total monthly volumes traded on the TSX and the NYSE or OTCQX, as applicable, during the preceding twelve month period.

	TSX			NYSE / OTCQX
Month	Monthly High (C$)	Monthly Low (C$)	Total Trading Volume (thousands of shares)	Monthly High ($)	Monthly Low ($)	Total Trading Volume (thousands of shares)
July 2015	1.02	0.69	4,372	0.85	0.53	24,613
August 2015	0.80	0.56	3,925	0.61	0.42	13,604
September 2015	0.95	0.56	3,727	0.73	0.42	14,113
October 2015	0.75	0.53	1,876	0.58	0.40	9,353
November 2015	0.65	0.23	7,284	0.50	0.18	18,758
December 2015	0.43	0.24	8,793	0.32	0.19	31,796
January 2016	0.30	0.16	9,443	0.22	0.07	14,274
February 2016	0.49	0.23	11,756	0.35	0.16	10,313
March 2016	0.45	0.26	14,984	0.34	0.20	7,300
April 2016	0.68	0.28	9,709	0.55	0.22	7,565
May 2016	0.68	0.41	7,897	0.55	0.30	6,543
June 2016	0.56	0.44	5,257	0.43	0.33	8,208
July 2016	0.75	0.56	33,904	0.58	0.41	16,790
August 2016	0.77	0.63	10,536	0.60	0.48	7,695
September 1 to 9, 2016	0.72	0.64	3,130	0.55	0.50	2,334

        On September 9, 2016, being the last day on which the Thompson Creek common shares traded prior to the date hereof, the closing price of the Thompson Creek common shares on the TSX and OTCQX was C$0.67 and $0.50, respectively.

        The following table shows the monthly ranges of high and low prices per Centerra common share as well as total monthly volumes traded on the TSX during the preceding twelve month period.

	Share Price (C$)
			Total Trading Volume (thousands of shares)
Month	Monthly High	Monthly Low
July 2015	7.39	5.51	12,219
August 2015	7.98	0.15	15,107
September 2015	7.87	6.18	17,378
October 2015	8.67	7.21	14,098
November 2015	7.63	6.82	11,479
December 2015	8.22	6.50	27,988
January 2016	7.98	6.02	20,651
February 2016	7.81	6.10	20,397
March 2016	7.73	5.64	27,792
April 2016	7.25	5.93	12,646
May 2016	7.92	6.57	14,290
June 2016	7.77	6.39	36,927
July 2016	8.13	6.67	29,111
August 2016	8.12	6.48	18,986
September 1 to 9, 2016	7.41	6.53	6,923

        On September 9, 2016, being the last day on which the Centerra common shares traded prior to the date hereof, the closing price of the Centerra common shares on the TSX was C$6.87.

Prior Sales

        Other than as described below or in the documents incorporated by reference herein, during the 12 month period before the date of this proxy statement, Thompson Creek has not issued any Thompson Creek common shares or any securities that are convertible into Thompson Creek common shares:

Date	Type of Security	Number of Securities	Price per Security (US$)
August 17, 2015	Stock Options	65,000	$0.53	(1)
August 17, 2015	RSUs	141,667	$0.489	(2)
March 4, 2016	Stock Options	6,000	$0.28	(1)
September 30, 2015	Common Shares(4)	320,933	$0.44
November 21, 2015	Common Shares(3)	68,021	$0.28
December 31, 2015	Common Shares(4)	478,289	$0.20
February 24, 2016	Common Shares(3)	286,606	$0.29
March 3, 2016	Common Shares(3)	88,269	$0.31
May 7, 2016	Common Shares(3)	200,602	$0.39
May 22, 2016	Common Shares(3)	106,090	$0.34

(1)
Exercise price of the options.

(2)
Represents the deemed per unit value of the RSUs on the date of award, although no money has been, or will be, paid in connection with the issuance of Thompson Creek common shares pursuant to such RSUs.

(3)
Issued upon vesting of previously granted RSUs, net of shares withheld to cover tax withholding obligations. The Price per Security represents the closing price of Thompson Creek common shares on the date of vest.

(4)
Issued pursuant to Thompson Creek's employee stock purchase plan, which was suspended on January 1, 2016. The Price per Security represents the closing price of Thompson Creek common shares on the purchase date.

        Other than as described below or in the documents incorporated by reference herein, during the 12 month period before the date of this proxy statement, Centerra has not issued any Centerra common shares or any securities that are convertible into Centerra common shares:

Date	Type of Security	Number of Securities	Issuance/Exercise Price per Security (C$)
June 30, 2015	Centerra restricted share units ("Centerra RSUs")	30,619	—
August 14, 2015	Centerra common shares (redemption of Centerra RSUs)	2,775	—
August 19, 2015	Centerra common shares (redemption of Centerra RSUs)	70	—
August 27, 2015	Centerra RSUs (payment of dividend)	1,058	—
September 24, 2015	Centerra common shares (exercise of Centerra stock options)	4,754	6.78
September 29, 2015	Centerra common shares (exercise of Centerra stock options)	8,685	5.04
September 30, 2015	Centerra RSUs	29,334	—
October 14, 2015	Centerra common shares	63,086	5.62
	(exercise of Centerra stock options)	54,848	6.05
November 5, 2015	Centerra Options granted	52,621	7.33
November 16, 2015	Centerra common shares (redemption of Centerra RSUs)	2,742	—
December 3, 2015	Centerra RSUs (payment of dividend)	1,544	—
December 8, 2015	Centerra common shares (redemption of Centerra RSUs)	48,713	—
December 11, 2015	Centerra common shares (exercise of Centerra stock options)	3,877	5.04
December 11, 2015	Centerra common shares (exercise of Centerra stock options)	18,711	4.81
December 11, 2015	Centerra common shares	34,612	4.81
	(exercise of Centerra stock options)	73,136	6.78
		56,564	5.04
December 18, 2015	Centerra common shares (to purchase a royalty)	962,542	—
December 31, 2015	Centerra RSUs	33,061	—
January 18, 2016	Centerra common shares (to satisfy trade payable)	1,500,000	6.90
February 16, 2016	Centerra common shares (redemption of Centerra RSUs)	3,034	—
March 4, 2016	Centerra common shares (to purchase a royalty)	546,703	7.3186
March 7, 2016	Centerra stock options granted	1,066,307	7.32

Date	Type of Security	Number of Securities	Issuance/Exercise Price per Security (C$)
March 11, 2016	Centerra common shares (to satisfy trade payable)	1,000,000	6.6832
March 24, 2016	Centerra RSUs (payment of dividend)	466	—
March 28, 2016	Centerra common shares (to satisfy a trade payable)	1,070,417	5.6154
March 31, 2016	Centerra RSUs	38,431	—
March 30, 2016	Centerra stock options granted	71,044	5.99
May 16, 2016	Centerra common shares (redemption of Centerra RSUs)	942	—
May 19, 2016	Centerra common shares	42,096	5.04
	(exercise of Centerra stock options)	21,221	6.05
June 2, 2016	Centerra RSUs (payment of dividend)	785	—
June 6, 2016	Centerra common shares	7,484	6.78
	(exercise of Centerra stock options)	3,877	5.04
		3,747	6.05
June 21, 2016	Centerra common shares	21,048	5.04
	(exercise of Centerra stock options)	42,442	6.05
June 27, 2016	Centerra common shares (exercise of Centerra stock options)	12,000	7.29
June 30, 2016	Centerra RSUs	34,002	—
July 20, 2016	Subscription receipts	26,599,500	7.35
August 15, 2016	Centerra common shares (redemption of Centerra RSUs)	746	7.80
August 15, 2016	Centerra common shares (exercise of Centerra stock options)	15,310	7.29
August 15, 2016	Centerra common shares (exercise of Centerra stock options)	20,000	7.29
August 15, 2016	Centerra common shares (exercise of Centerra stock options)	38,570	6.78
August 15, 2016	Centerra common shares (exercise of Centerra stock options)	37,420	7.32
August 16, 2016	Centerra common shares (exercise of Centerra stock options)	1,294	6.78

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

        The following unaudited pro forma combined financial information was prepared by Centerra and is derived from the historical consolidated financial statements of Centerra and Thompson Creek, and has been adjusted to reflect the proposed acquisition of Thompson Creek by Centerra and is also presented to conform to the accounting policies used by Centerra using International Financial Reporting Standards ("IFRS"). Certain of Thompson Creek's historical amounts have been reclassified to conform to Centerra's financial statement presentation. The unaudited pro forma combined balance sheet as of June 30, 2016 gives effect to the Arrangement as if it had occurred on June 30, 2016. The unaudited pro forma combined statements of earnings (loss) and comprehensive income (loss) for the six months ended June 30, 2016 and the year ended December 31, 2015 both give effect to the Arrangement as if it had occurred on January 1, 2015.

        Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma combined financial statements. In Centerra's opinion, all adjustments that are necessary to present fairly the pro forma information have been made.

        The unaudited pro forma combined financial information does not purport to represent what Centerra's financial position or results of operations would have been had the Arrangement actually been consummated on the assumed dates nor are they indicative of future financial position or results of operations. The unaudited pro forma combined financial information does not reflect future events that may occur after the Arrangement, including, but not limited to, the anticipated realization of ongoing savings from operating efficiencies. These unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Centerra and Thompson Creek for the periods presented.

        The unaudited pro forma combined financial statements contained in this proxy statement are presented for illustrative purposes only, are based on various adjustments, assumptions and preliminary estimates and may not be an indication of the combined company's financial condition or results of operations following the Arrangement.

        Capitalized terms used in this "Unaudited Pro Forma Combined Financial Information" shall have the meanings set forth in this section.

Centerra Gold Inc.

Pro Forma Condensed Consolidated Interim Statement of Financial Position as at June 30, 2016

(Unaudited)

(In thousands of US dollars)

	Centerra Gold Inc. (IFRS)	Thompson Creek Metals Company Inc. (US GAAP)	Adjustments to IFRS to conform to accounting policies with Centerra Gold Inc.	Note	Thompson Creek Metals Company Inc. (IFRS)	Pro Forma Adjustments	Note	Pro-Forma Consolidated Centerra Gold Inc. June 30, 2016
	(A)	(B)	(C)		(D)=(B)+(C)	(E)		(F)=(A)+(D)+(E)
ASSETS
Current assets
Cash and short-term investments	$527,382	$119,737	$—		$119,737	$(454,410)	(i)	$192,709
Accounts receivable	$42,784	$75,989	$—		$75,989	$(1,424)	3	$117,349
Inventories	$387,986	$85,568	$—		$85,568	$24,168	5(h)	$497,722
Taxes receivable	$—	$155	$—		$155	$—		$155
Prepaid expenses and other current assets	$8,742	$7,839	$—		$7,839	$—		$16,581

	$966,894	$289,288	$—		$289,288	$(431,666)		$824,516
Property, plant and equipment	$698,444	$1,952,858	$48,566	4(a)	$2,001,424	$(1,115,786)	5(g)	$1,584,082
Restricted cash	$15,541	$13,173	$—		$13,173	$—		$28,714
Other assets	$30,918	$22,223	$—		$22,223	$—		$53,141
Deferred income tax assets	$—	$155,668	$17,376	4(c)	$173,044	$(173,044)	5(o)	$—

	$744,903	$2,143,922	$65,942		$2,209,864	$(1,288,830)		$1,665,937

Total assets	$1,711,797	$2,433,210	$65,942		$2,499,152	$(1,720,496)		$2,490,453

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$70,377	$79,454	$—		$79,454	$4,034	5(i)	$153,865
Current portion of Gold Stream deferred revenue	$—	$53,568	$—		$53,568	$(53,568)	5(g)	$—
Current portion of long-term lease obligations	$—	$24,982	$—		$24,982	$—		$24,982
Short-term debt	$98,134	$—	$—		$—	$12,500	5(b)	$110,634
Current portion of provision for reclamation	$906	$—	$—		$—	$—		$906
Taxes payable	$12,953	$521	$—		$521	$—		$13,474
Other current liabilities	$—	$1,190	$—		$1,190	$—		$1,190

	$182,370	$159,715	$—		$159,715	$(37,034)		$305,051
Gold stream deferred revenue	$—	$654,877	$—		$654,877	$(654,877)	5(g)	$—
Dividend payable to related party	$14,537	$—	$—		$—	$—		$14,537
Long-term debt	$—	$824,159	$—		$824,159	$(543,159)	(ii)	$281,000
Long-term lease obligations	$—	$15,308	$—		$15,308	$—		$15,308
Other liabilities	$—	$19,216	$—		$19,216	$—		$19,216
Provision for reclamation	$65,843	$36,215	$48,566	4(a)	$84,781	$—		$150,624
Deferred income tax liabilities	$180	$72,078	$17,376	4(c)	$89,454	$(89,453)	5(o)	$181

	$80,560	$1,621,853	$65,942		$1,687,795	$(1,287,489)		$480,866

Total liabilities	$262,930	$1,781,568	$65,942		$1,847,510	$(1,324,523)		$785,917

Shareholders' Equity
Share capital	$689,594	$1,198,458	$—		$1,198,458	$(924,281)	(iii)	$963,771
Contributed surplus	$25,167	$82,912	$—		$82,912	$(81,943)	5(j)	$26,136
Accumulated other comprehensive (loss) income	$1	$(255,206)	$—		$(255,206)	$255,206	5(j)	$1
Retained earnings (deficit)	$734,105	$(374,522)	$—		$(374,522)	$355,045	(iv)	$714,628

Total equity	$1,448,867	$651,642	$—		$651,642	$(395,973)		$1,704,536

Total liabilities and Shareholders' equity	$1,711,797	$2,433,210	$65,942		$2,499,152	$(1,720,496)		$2,490,453

(i)
Note 5(a) $141.1 million + (b) $293.5 million + (c) $(889) million = $(454.4) million

(ii)
Note 5(b) $(281) million + (c) $824.2 million = $(543.2) million

(iii)
Note 5(a) $141.1 million + (d) $129.3 million + (e) $3.7 million less Thompson Creek common share capital balance ($1,198.4 million) = $(924.3) million

(iv)
Thompson Creek IFRS deficit $374.5 million less costs associated with transaction costs ($19.5 million) = $355 million

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Centerra Gold Inc.

Pro Forma Condensed Consolidated Interim Statement of Comprehensive Income

For the six months ended June 30, 2016

(Unaudited)

(In thousands of US dollars, except per share amounts)

	Centerra Gold Inc. (IFRS)	Thompson Creek Metals Company Inc. (US GAAP)	Adjustments to IFRS to conform to accounting policies with Centerra Gold Inc.	Note	Thompson Creek Metals Company Inc. (IFRS)	Pro Forma Adjustments		Pro-Forma Consolidated Centerra Gold Inc. June 30, 2016
	(A)	(B)	(C)		(D)=(B)+(C)	(E)		(F)=(A)+(D)+(E)
Revenues	$234,845	$226,096	$—		$226,096	$(18,000)	5(l)	$442,941
Cost of sales	$149,455	$188,704	$—		$188,704	$(29,253)	(i)	$308,906
Standby costs, net	$(696)	$—	$4,833	4(b)	$4,833	$—		$4,137
Regional office administration	$7,048	$4,143	$—		$4,143	$—		$11,191

Earnings from mine operations	$79,038	$33,249	$(4,833)		$28,416	$11,253		$118,707
Revenue-based taxes	$32,878	$—	$—		$—	$—		$32,878
General and administrative	$12,612	$22,334	$—		$22,334	$(8,300)	5(n)	$26,646
Other operating expenses (Income)	$1,266	$—	$—		$—	$—		$1,266
Pre-development project costs	$5,284	$—	$—		$—	$—		$5,284
Exploration and business development	$7,190	$1,415	$—		$1,415	$—		$8,605
Costs for idle mining operations	$—	$4,833	$(4,833)	4(b)	$—	$—		$—

Earnings from operations	$19,808	$4,667	$—		$4,667	$19,553		$44,028
Finance costs	$2,674	$42,611	$—		$42,611	$(32,078)	5(k)	$13,207
Other expenses (income)	$(1,736)	$(53,228)	$—		$(53,228)	$—		$(54,964)

Earnings before income taxes	$18,870	$15,284	$—		$15,284	$51,631		$85,785
Total current income taxes	$244	$(125)	$—		$(125)	$—		$119
Total deferred income taxes	$(2,344)	$8,201	$—		$8,201	$6,089	5(p)	$11,946

Income tax expense	$(2,100)	$8,076	$—		$8,076	$6,089		$12,065

Net earnings	$20,970	$7,208	$—		$7,208	$45,542		$73,720

Items that may be subsequently reclassified to earnings:
Net (loss) gain on translation of foreign operation	$(219)	$66,651	$—		$66,651	$—		$66,432

Total other comprehensive (loss) income	$(219)	$66,651	$—		$66,651	$—		$66,432

Total comprehensive income	$20,751	$73,859	$—		$73,859	$45,542		$140,152

(i)
Note 5(l) $(26.3) million + (m) $(3.0) million = $(29.3) million

Earnings per common share
Basic earnings per common share	$0.09	$0.25
Diluted earnings per common share	$0.08	$0.25

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Centerra Gold Inc.

Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss)

For the year ended December 31, 2015

(Unaudited)

(In thousands of US dollars, except per share amounts)

	Centerra Gold Inc. (IFRS)	Thompson Creek Metals Company Inc. (US GAAP)	Adjustments to IFRS to conform to accounting policies with Centerra Gold Inc.	Note	Thompson Creek Metals Company Inc. (IFRS)	Pro Forma Adjustments	Note	Pro-Forma Consolidated Centerra Gold Inc. December 31, 2015
	(A)	(B)	(C)		(D)=(B)+(C)	(E)		(F)=(A)+(D)+(E)
Revenues	$623,950	$494,095	$(43,475)		$450,620	$(39,900)	5(l)	$1,034,670
Cost of sales	$384,459	$394,223	$(36,743)	4(b)	$357,480	$(86,049)	(i)	$655,890
Standby costs, net	$5,684	$—	$16,898	4(b)	$16,898	$—		$22,582
Regional office administration	$19,068	$9,917	$—		$9,917	$—		$28,985

Earnings from mine operations	$214,739	$89,955	$(23,630)		$66,325	$46,149		$327,213
Revenue-based taxes	$84,633	$—	$—		$—	$—		$84,633
General and administrative	$35,781	$30,521	$—		$30,521	$(713)	5(n)	$65,589
Impairment of goodwill	$18,705	$—	$—		$—	$—		$18,705
Other operating expenses (Income)	$1,870	$—	$—		$—	$—		$1,870
Pre-development project costs	$13,252	$—	$—		$—	$—		$13,252
Exploration and business development	$10,619	$2,522	$—		$2,522	$—		$13,141
Costs for idle mining operations	$—	$23,630	$(23,630)	4(b)	$—	$—		$—

Earnings from operations	$49,879	$33,282	$—		$33,282	$46,862		$130,023
Finance costs	$4,426	$92,218	$—		$92,218	$(66,511)	5(k)	$30,133
Other expenses (income)	$3,375	$163,492	$—		$163,492	$—		$166,867

Earnings (loss) before income taxes	$42,078	$(222,428)	$—		$(222,428)	$113,373		$(66,977)
Total current income taxes	$191	$(11,740)	$—		$(11,740)	$—		$(11,549)
Total deferred income taxes	$258	$(75,769)	$—		$(75,769)	$33,985	5(p)	$(41,526)

Income tax expense (recovery)	$449	$(87,509)	$—		$(87,509)	$33,985		$(53,075)

Net earnings (loss)	$41,629	$(134,919)	$—		$(134,919)	$79,388		$(13,902)

Items that may be subsequently reclassified to earnings:
Net (loss) gain on translation of foreign operation	$220	$(182,539)	$—		$(182,539)	$—		$(182,319)
Unrealized loss on available for sale securities	$—	$(1,033)	$—		$(1,033)	$—		$(1,033)

Total other comprehensive (loss) income	$220	$(183,572)	$—		$(183,572)	$—		$(183,352)

Total comprehensive income (loss)	$41,849	$(318,491)	$—		$(318,491)	$79,388		$(197,254)

(i)
Note 5(l) $(78.9) million + (m) $(7.1) million = $(86.0) million

Earnings (loss) per common share
Basic earnings (loss) per common share	$0.18	$(0.05)
Diluted earnings per (loss) common share	$0.18	$(0.05)

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Notes to the Pro Forma Condensed Consolidated Financial Statements

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

1) Basis of presentation

        The unaudited pro forma condensed consolidated financial statements have been prepared in connection with the proposed acquisition of Thompson Creek by Centerra. The unaudited pro forma condensed consolidated financial statements have been prepared for illustrative purposes and give effect to the acquisition and other transactions pursuant to the assumptions described in Notes 3, 4 and 5 to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statement of financial position as at June 30, 2016 gives effect to the proposed acquisition by Centerra as if it had occurred as at June 30, 2016. The unaudited pro forma condensed consolidated statements of comprehensive income (loss) for the year ended December 31, 2015 and for the six months ended June 30, 2016 gives effect to the acquisition as if it had occurred as at January 1, 2015 and January 1, 2016, respectively. Thompson Creek's financial statements are prepared using US GAAP and have been conformed to IFRS as issued by the International Accounting Standards Board for inclusion in these pro forma condensed consolidated financial statements. These adjustments are discussed in Note 4.

        The historical financial statements have been adjusted in the pro forma financial statements to give effect to events that are (1) directly attributable to the pro forma events, (2) factually supportable, and (3) with respect to the statement of comprehensive income (loss), expected to have a continuing impact on the combined company. The unaudited pro forma condensed consolidated statements of comprehensive income (loss) do not reflect any non-recurring charges directly related to the pro forma events that may be incurred upon completion of the acquisition.

        The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the operating results or financial condition that would have been achieved if the proposed acquisition had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position of the consolidated entities for any future period or as of any future date.

        The unaudited pro forma condensed consolidated financial statements do not reflect any cost savings, operating synergies or enhancements that the combined company may achieve as a result of the acquisition or for liabilities resulting from integration planning and severance costs related to employees of Thompson Creek. However, liabilities ultimately may be recorded for severance, relocation or retention costs in subsequent periods related to employees of both companies, as well as the costs of vacating certain leased facilities of either company or other costs associated with exiting or transferring activities between the companies. The ultimate recognition of such costs and liabilities would affect amounts in the unaudited pro forma condensed consolidated financial statements, and such costs and liabilities could be material. Further, the unaudited pro forma condensed consolidated financial statements do not reflect any regulatory actions that may impact the unaudited pro forma condensed consolidated financial statements when the acquisition is completed.

        The pro forma adjustments and allocations of the purchase price for Thompson Creek are based on preliminary estimates of the fair value of the consideration paid and the fair value of the assets acquired and liabilities to be assumed. The final purchase price allocation will be completed after the asset and liability valuations are finalized.

Notes to the Pro Forma Condensed Consolidated Financial Statements (Continued)

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

1) Basis of presentation (Continued)

        In preparing the unaudited pro forma condensed consolidated statement of financial position and the unaudited pro forma condensed consolidated statements of income (loss), the following historical information was used:

  1.
  Pro forma condensed statement of financial position as at June 30, 2016 combining the unaudited condensed consolidated statement of financial position of Centerra as at June 30, 2016, which was prepared in accordance with International Accounting Standard 34, Interim Financial Reporting ("IAS 34"), as issued by the International Accounting Standards Board ("IASB"), and the unaudited consolidated balance sheet of Thompson Creek as at June 30, 2016 prepared in accordance with US GAAP as adjusted for IFRS and Centerra's accounting policies.

  2.
  Pro forma condensed statement of comprehensive income (loss) for the year ended December 31, 2015 combining the audited consolidated statement of comprehensive income of Centerra for the year ended December 31, 2015, which was prepared in accordance with IFRS, and the audited consolidated statements of comprehensive loss of Thompson Creek for the year ended December 31, 2015 prepared in accordance with US GAAP and adjusted for IFRS and Centerra's accounting policies.

  3.
  Pro forma condensed statement of comprehensive income for the six months ended June 30, 2016 combining the unaudited condensed consolidated statement of comprehensive income of Centerra for the six months ended June 30, 2016, which was prepared in accordance with IAS 34, and the unaudited condensed consolidated statements of comprehensive income of Thompson Creek for six months ended June 30, 2016 prepared in accordance with US GAAP and adjusted for IFRS and Centerra's accounting policies.

        The unaudited pro forma condensed consolidated statement of financial position and the unaudited pro forma condensed consolidated statements of comprehensive income (loss) should be read in conjunction with the above noted financial statements, including the notes thereto. Certain reclassifications have been made to Thompson Creek's financial statements to conform to the financial statement presentation by Centerra.

2) Significant accounting policies

        The accounting policies used in preparing the unaudited pro forma condensed consolidated financial statements are set out in Centerra's audited consolidated financial statements for the year ended December 31, 2015. In preparing the unaudited pro forma condensed consolidated financial statements, a review was undertaken by management of Centerra to identify accounting policy differences where the impact was potentially material and could be reasonably estimated, and to identify Thompson Creek's application of US GAAP for material differences compared to IFRS. Centerra has adjusted Thompson Creek's financial statements to conform to IFRS and to Centerra's accounting policies and these adjustments are discussed in Note 4 and 5. Additional accounting differences may be identified after consummation of the proposed acquisition.

Notes to the Pro Forma Condensed Consolidated Financial Statements (Continued)

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3) Details of the proposed acquisition

        Pursuant to the Arrangement Agreement entered into between Centerra and Thompson Creek on July 5, 2016, Centerra has agreed to acquire all of the outstanding common shares of Thompson Creek by way of the Arrangement in consideration for the issuance of 22,494,542 common shares (valued at $133.1 million) and 112,830 options to acquire common shares of Centerra (valued at $1.0 million). Immediately prior to closing of the Arrangement, Centerra expects to retire the Notes for cash in accordance with their terms, including accrued interest, for approximately $889 million (the "Redemption" and, together with the Arrangement, the "Transaction").

        To finance the Transaction, Centerra expects to:

  a)
  enter into a Cdn$195.5 million ($141.1 million—$148.5 million less transaction costs of $7.4 million) bought-deal equity financing, inclusive of overallotment exercise, with a syndicate of investment dealers;

  b)
  secure a new, fully committed $325 million ($318.5 million net of transaction costs of $6.5 million) term loan facility and revolving facility with the Bank of Nova Scotia ("Scotiabank"), to be applied towards the transaction costs ($6.5 million) and debt repayment ($293.5 million) and the remaining $25 million is available to be used for working capital purposes;

  c)
  utilize approximately $100 million of cash available at Thompson Creek, and

  d)
  fund the remaining $354.4 million through Centerra's existing cash and short-term investments (excluding the payment of transaction costs).

        The new 5-year term loan facility (the "Facility") is expected to be signed between Scotiabank and a newly formed subsidiary of Centerra that will own 100% of the Thompson Creek acquired net assets. The aggregate principal amount available under the Facility of $325 million, comprises a $250 million term loan facility to be used for the acquisition and a $75 million revolving facility, $50 million of which was used towards the Transaction, with the remainder to be used for general corporate purposes, working capital and the issuance of letters of credit. The principal amount of the term loan facility is to be repaid in $12.5 million quarterly increments commencing March 31, 2017, while the revolving facility is to be repaid at the end of the 5 year term. The interest rate applicable on this Facility is variable depending on certain financial ratios of the borrowing entity. In addition, the Facility includes customary underwriting, stand-by and letter of credit fees.

        Holders of Thompson Creek PSUs and Thompson Creek RSUs will receive an equivalent number of Thompson Creek common shares. Subsequently, all holders of Thompson Creek common shares will receive common shares of Centerra using an exchange conversion ratio of 0.0988 of a Centerra common share for each outstanding Thompson Creek common share, equivalent to $133.1 million (including $3.7 million relating to the settled Thompson Creek PSUs and Thompson Creek RSUs—Note 5(e)) using the five day volume weighted average price of $7.74 as at August 5, 2016. Holders of Thompson Creek's stock options will receive options to acquire common shares of Centerra, issued with terms consistent with Thompson Creek's outstanding stock options, with the number of shares and exercise price adjusted for the exchange conversion ratio.

Notes to the Pro Forma Condensed Consolidated Financial Statements (Continued)

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3) Details of the proposed acquisition (Continued)

        The following weighted average assumptions were used for the Black-Scholes option pricing model to calculate the $1.0 million of fair value of the 112,830 Centerra Replacement Options to be issued by Centerra in connection with the acquisition.

Risk-free rate	0.52 - 0.57%
Expected life	2 - 4 years
Expected volatility	61.89 - 72.14%
Expected dividend yield	2.12%
Expected forfeiture rate	1.00%

        Under the Agreement, a current member of the Thompson Creek Board is to be appointed to Centerra's board of directors. The Transaction has been accounted for as a business combination, as Thompson Creek meets the definition of a business under IFRS 3, Business Combinations. In accordance with IFRS 3, Centerra has been deemed to be the acquirer, owing to the fact that post-transaction, Centerra will control the board of directors, a majority of senior management posts, and has overall control of the day-to-day activities of the combined entities.

        The net asset values presented are based on a preliminary fairness evaluation which could differ materially with the signing of the final agreement and with a final assessment of fair value.

Notes to the Pro Forma Condensed Consolidated Financial Statements (Continued)

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3) Details of the proposed acquisition (Continued)

        The preliminary allocation of fair values assumed in these unaudited pro forma consolidated financial statements as of June 30, 2016 is subject to change and summarized as follows:

	Carrying Value	Fair Value Adjustments	Fair Value
	(Under IFRS)
Purchase price
Cash			$889,000
Issuance of 22,494,542 common shares of Centerra			$133,087
Issuance of 112,830 options to acquire common shares of Centerra			$969

			$1,023,056

Fair value of assets and liabilities acquired
Cash and cash equivalents	$119,737	$—	$119,737
Accounts receivable	$75,989	$(1,424)	$74,565
Inventories	$85,568	$24,168	$109,736
Prepaid expenses and other current assets	$7,839	$—	$7,839
Property, plant and equipment	$2,001,424	$(1,115,787)	$885,637
Restricted cash	$13,173	$—	$13,173
Other assets	$22,223	$—	$22,223
Deferred income tax assets	$173,044	$(173,044)	$—
Accounts payable and accrued liabilities	$(79,454)	$15,443	$(64,011)
Other current liabilities	$(1,190)	$—	$(1,190)
Lease obligations	$(40,290)	$—	$(40,290)
Gold stream deferred revenue	$(708,445)	$708,445	$—
Taxes payable, net	$(366)	$—	$(366)
Other liabilities	$(19,216)	$—	$(19,216)
Asset retirement obligations	$(84,781)	$—	$(84,781)
Deferred income tax liabilities	$(89,454)	$89,454	$—

			$1,023,056

4) Adjustments to conform Thompson Creek's financial statements to IFRS and Centerra's accounting policies

        Centerra's management reviewed the historic accounting records and financial statements of Thompson Creek for the periods from January 1, 2015 to June 30, 2016 and identified certain material differences between IFRS and US GAAP. Centerra's accounting policies are described in Centerra's consolidated financial statements for the year ended December 31, 2015.

        To conform to IFRS and Centerra's accounting policies, the following adjustments were made:

  a)
  Adjustment to increase decommissioning liabilities by $48.6 million due to a change in assumptions regarding discount rates in accordance with IFRS;

  b)
  Reclassification adjustment to reflect revenue generated and costs incurred on a net basis, in the six months ended June 30, 2016 and year ended December 31, 2015, from Thompson

Notes to the Pro Forma Condensed Consolidated Financial Statements (Continued)

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

4) Adjustments to conform Thompson Creek's financial statements to IFRS and Centerra's accounting policies (Continued)

    Creek's two mines which are under care and maintenance, the Endako Mine and the Thompson Creek Mine. The results for these operations are netted on one line in the costs of sales section of the pro forma condensed statement of comprehensive income (loss), consistent with Centerra's accounting policies under IFRS;

  c)
  An increase of $17.4 million to both the deferred tax asset and deferred tax liability balances to record the impact of the adjustment outlined in Note 4(a).

5) Pro forma assumptions and adjustments

        The unaudited pro forma condensed consolidated financial statements reflect the following adjustments to give effect to the Transaction described in Note 3:

  a)
  To reflect the issuance of 26,599,500 common shares via a bought-deal financing for cash of $141.1 million ($148.5 million net of transaction costs of $7.4 million), for proceeds to be held in escrow and used toward the redemption of debentures held by Thompson Creek's bondholders as a condition precedent of the Transaction;

  b)
  To reflect the credit facilities entered into by Centerra to raise $300 million of cash ($293.5 million net of transaction costs of $6.5 million) with proceeds to be held in escrow and used by Centerra toward the redemption of debentures held by Thompson Creek's bondholders as a condition precedent of the Transaction: $12.5 million of this facility is due to be repaid on March 31, 2017 (see Note 3);

  c)
  To reflect the redemption of the debentures held by Thompson Creek's bondholders for $889 million by Centerra, consisting of the June 30, 2016 principal amount of the debentures of $824.2 million plus an early redemption premium of $41.7 million and accrued interest payable of $23.1 million;

  d)
  To reflect the issuance of 22,010,866 common shares of Centerra for 100% of the common shares of Thompson Creek at a fair value of $129.3 million;

  e)
  To reflect Centerra's exchange of the Thompson Creek common shares, that had been issued to settle 3,388,083 outstanding Thompson Creek PSUs and 1,507,428 Thompson Creek RSUs (Note 3), for 483,676 common shares of Centerra (at a fair value of $3.7 million);

  f)
  To reflect the issuance of 112,830 Centerra stock options, valued at $1.0 million, in exchange for the outstanding stock options of Thompson Creek, using an exchange conversion ratio of 0.0988 as described above;

  g)
  An adjustment to decrease property, plant and equipment by $1,115.8 million to record Thompson Creek's streaming arrangement as a reduction in the carrying amount of property, plant and equipment, and reflect the decrease in the carrying value of property, plant and equipment including mineral properties under IFRS to its estimated fair value. Centerra assessed the streaming arrangement and determined that Centerra was acquiring a net interest in the underlying mineral property and accordingly netted the fair value of the streaming

Notes to the Pro Forma Condensed Consolidated Financial Statements (Continued)

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

5) Pro forma assumptions and adjustments (Continued)

    arrangement within the fair values of property, plant and equipment acquired. The estimated fair value of property, plant and equipment was determined using a discounted cash flow model and other assumptions.

    Key assumptions used in the preliminary calculation of the fair value of the property, plant and equipment included: discount rates, gold, copper and molybdenum prices, future timing of production volumes, and future operating costs, including Canadian Dollar to US Dollar exchange rates. Centerra's estimate of future metals prices and discount rate were based on an analysis prepared by investment advisors of Centerra, who used a consensus long-term gold price of $1,270, long-term copper price of $2.69 and an after-tax real discount rate of 5%.

    The adjustment to property, plant and equipment was netted against the fair value increase in Thompson Creek's obligation to deliver gold production in accordance with the streaming arrangement with a subsidiary of Royal Gold, Inc;

  h)
  To reflect a fair value adjustment increasing Thompson Creek's inventory by $24.2 million;

  i)
  To reflect an adjustment to increase accounts payable and accrued liabilities by $4.0 million as a result of recording $23.1 million of transaction costs net of a $19.1 million adjustment to reflect the payment of accrued interest associated with Thompson Creek's debentures. The $23.1 million increase represents Centerra's ($8.5 million) and Thompson Creek's ($11.0 million) estimated transaction costs incurred from July 1, 2016 to the close of the acquisition, in addition to $3.6 million change of control payments immediately triggered by the acquisition. Through June 30, 2016, Centerra and Thompson Creek incurred transaction costs of $9.0 million, as discussed in Note 5(n);

  j)
  To record the elimination of the historical equity accounts of Thompson Creek;

  k)
  A $32.1 million reduction of finance costs to reverse $40.2 million of interest expense associated with Thompson Creek's debentures and record $8.1 million relating to interest expense on Centerra's term loan facility and revolving facility with Scotiabank for the six months ended June 30, 2016. A similar reduction was also made for the year ended December 31, 2015 for $66.5 million, representing a reversal of $83.0 million interest expense of Thompson Creek offset by $16.5 million of interest expense from the borrowings by Centerra made in connection with the acquisition;

  l)
  An adjustment to reduce gold sales by $18.0 million in the six months ended June 30, 2016 and $39.9 million in the year ended December 31, 2015 to reflect a reclassification of the amortization of the streaming arrangement recorded by Thompson Creek to cost of sales.

    A subsequent adjustment to decrease cost of sales by $8.2 million in the six months ended June 30, 2016 and $39.0 million in the year ended December 31, 2015 to reflect amortization of the fair value adjustment to Thompson Creek's streaming arrangement, as discussed in Note 5(g). The total adjustment to cost of sales was $26.2 million and $78.9 million in the six months ended June 30, 2016 and year ended December 31, 2015, respectively;

Notes to the Pro Forma Condensed Consolidated Financial Statements (Continued)

As at and for the six months ended June 30, 2016 and for the year ended December 31, 2015

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

5) Pro forma assumptions and adjustments (Continued)

  m)
  An adjustment to reduce cost of sales by $3.0 million in the six months ended June 30, 2016 and by $7.1 million in the year ended December 31, 2015 to reflect the change in depreciation resulting from the fair value decrease of Thompson Creek's property, plant and equipment, as discussed in Note 5(g);

  n)
  An adjustment to remove $8.3 million of general and administrative expenses for transaction related costs incurred in the six months ended June 30, 2016 and $0.7 million for the year ended December 31, 2015 as these are non-recurring;

  o)
  Adjustments were made at June 30, 2016 to the deferred tax assets and deferred tax liabilities balances to record the related tax effect of the fair market value adjustments to each asset and liability and to record the related tax effect of the pro forma adjustments detailed above. The deferred tax asset balance was reduced by $58.7 million as a result of mining tax differences, primarily in respect of temporary differences on mineral resources and capitalized interest that Centerra determined were not recoverable post acquisition. The impact of the other pro forma adjustments reduced Thompson Creek's deferred tax assets and deferred tax liabilities to nil after giving consideration to the recoverability of deferred tax assets and recognition of a valuation allowance to reduce deferred tax assets to net realizable amounts;

  p)
  Adjustments made to the pro forma condensed consolidated statement of comprehensive income (loss) for the year ended December 31, 2015 and for the six months ended June 30, 2016, to record the impact of the above adjustments and to reflect the related tax effect. The adjustments result in an additional deferred tax expense of $6.7 million in the six months ended June 30, 2016 and a reduction of the deferred tax recovery of $35.1 million in the year ended December 31, 2015.

        The final purchase price allocations may differ materially from the allocations included herein.

6) Pro forma weighted average number of common shares

        Pro forma basic and diluted weighted average number of common shares of Centerra outstanding for the respective periods are as follows:

In 000s	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Basic weighted average shares outstanding of Centerra	240,854	236,592
Shares issued related to the acquisition	49,094	49,094

Pro forma basic weighted average shares of Centerra	289,948	285,686

Diluted weighted average shares of Centerra	290,371	286,045
Adjustment for issuance of Centerra Replacement Options	—	—

Pro forma diluted weighted average shares of Centerra	290,371	286,045

        For the six months ended June 30, 2016 and the year ended December 31, 2015, all potentially dilutive common shares relating to the acquisition are deemed to be anti-dilutive and thus diluted pro forma loss per share is equal to the basic pro forma loss per share for both periods.

ADDITIONAL INFORMATION ABOUT CENTERRA

        The following information about Centerra should be read in conjunction with the documents that, for Canadian securities law purposes, are incorporated by reference into this proxy statement and the information concerning Centerra appearing elsewhere in this proxy statement.

Cautionary Statement

        This section "Additional Information About Centerra" and the documents that, for Canadian securities law purposes, are incorporated by reference into this proxy statement concerning Centerra contain statements and information about Centerra's expectations for the future. Discussions of Centerra's strategy, plans, proposed exploration and development activities and future financial and operating performance, or other things that have not yet taken place, constitute statements considered to be forward-looking information under Canadian securities laws and forward-looking statements under U.S. securities laws.

        Key things to understand about the forward-looking information herein and the documents incorporated by reference herein:

  •
  It typically includes words and phrases about the future, such as "plans", "expects" or "does not expect", "budget", "forecasts", "projections", "anticipate" or "does not anticipate", "believe", "intend", "potential", "strategy", "schedule", "estimates", "contemplates", "targets", and similar expressions or statements that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved.

  •
  It is based on a number of material assumptions, which may prove to be incorrect.

  •
  Actual results and events may be significantly different from what Centerra currently expects, because of the risks associated with Centerra's business. A number of these material risks are listed below. You are recommended to review other parts of this document, including "Risks Relating to Centerra," which include a more detailed discussion of other material risks that could cause Centerra's actual results to differ from current expectations.

Forward-looking information is designed to help readers understand Centerra's management's current views of Centerra's near and longer term prospects. It may not be appropriate for other purposes. Neither Centerra nor Thompson Creek will necessarily update this forward-looking information and forward-looking statements unless required to by applicable Canadian or U.S. securities laws.

Non-IFRS Financial Measures

        Information presented, or, for Canadian securities law purposes incorporated by reference, in this proxy statement with respect to Centerra includes the following non-IFRS financial measures: all-in sustaining costs, all-in costs, all-in costs (excluding growth projects), all-in costs including taxes, and adjusted operating costs in dollars (millions) and per ounce sold, as well as cost of sales per ounce sold, capital expenditures (sustaining), capital expenditures (growth) and average realized gold price. These financial measures do not have any standardized meaning prescribed by IFRS and are therefore unlikely to be comparable to similar measures presented by other issuers, even as compared to other issuers who may also be applying the World Gold Council ("WGC") guidelines, which can be found at http://www.gold.org.

        Centerra believes that the use of these non-IFRS measures will assist analysts, investors and other stakeholders of Centerra in understanding the costs associated with producing gold, understanding the economics of gold mining, assessing Centerra's operating performance, Centerra's ability to generate free cash flow from current operations and to generate free cash flow on an overall Company basis, and for planning and forecasting of future periods. However, the measures do have limitations as analytical tools as they may be influenced by the point in the life cycle of a specific mine and the level of additional exploration or expenditures a company has to make to fully develop its properties. Accordingly, these non-IFRS measures should not be considered in isolation, or as a substitute for, analysis of Centerra's results as reported under IFRS.

        The following is a description of the non-IFRS measures presented, or incorporated by reference, in this proxy statement. The definitions are consistent with the WGC's guidelines on these non-IFRS measures:

  •
  Production costs represent operating costs associated with the mining, milling and site administration activities at Centerra's operating sites, excluding costs unrelated to production such as mine standby and corporate social responsibility.

  •
  Operating costs (on a sales basis) include mine operating costs such as mining, processing, site support, royalties and operating taxes (except at the Kumtor Project where revenue-based taxes are excluded), but exclude depreciation, depletion and amortization (DD&A), reclamation costs, financing costs, capital development and exploration.

  •
  Adjusted operating costs per ounce sold include operating costs (on a sales basis), regional office administration, mine standby costs, community and social development costs related to current operations, refining fees and by-product credits.

  •
  All-in sustaining costs per ounce sold include adjusted operating costs, the cash component of capitalized stripping costs, corporate general and administrative expenses, accretion expenses, and sustaining capital. The measure incorporates costs related to sustaining production.

  •
  All-in costs per ounce sold include all-in sustaining costs and additional costs for growth capital, global exploration expenses, business development costs and social development costs not related to current operations.

  •
  All-in costs per ounce sold exclude the following:

  •
  Working capital (except for adjustments to inventory on a sales basis).

  •
  All financing charges (including capitalized interest).

  •
  Costs related to business combinations, asset acquisitions and asset disposals.

  •
  Other non-operating income and expenses, including interest income, bank charges, and foreign exchange gains and losses.

  •
  All-in costs per ounce sold (excluding development projects) measure comprises all-in costs per ounce sold as described above and excludes Centerra's development projects.

  •
  All-in costs including taxes per ounce sold measure includes revenue-based taxes at Kumtor and income taxes at the Boroo project.

  •
  Capital expenditure (Sustaining) is a capital expenditure necessary to maintain existing levels of production. The sustaining capital expenditures maintain the existing mine fleet, mill and other facilities so that they function at levels consistent from year to year.

  •
  Capital expenditure (Growth) is capital expended to expand the business or operations by increasing productive capacity beyond current levels of performance.

  •
  Development projects are defined as projects that are beyond the exploration stage but are pre-operational. For 2016, development projects include all spending at the Öksüt project, Gatsuurt project and the Greenstone gold property.

  •
  Cost of sales per ounce sold is calculated by dividing cost of sales by gold ounces sold.

  •
  Average realized gold price is calculated by dividing revenue derived from gold sales by the number of ounces sold.

        A reconciliation of the non-IFRS measures presented, or, for Canadian securities law purposes, incorporated by reference, under "Additional Information About Centerra" can be found in the management's discussion and analysis for the year ended December 31, 2016, which is available on Centerra's SEDAR profile at www.sedar.com.

Corporate Structure

        Centerra is a Canadian based gold mining company focused on operating, developing, exploring and acquiring gold properties in Asia, North America and other markets worldwide. Centerra is the largest western-based gold producer in Central Asia. Centerra has focused its business and efforts on its producing gold mines in the Kyrgyz Republic (Kumtor project) and Mongolia (Baroo project, up to the end of 2015), its Öksüt development property in Turkey, its Gatsuurt development property in Mongolia, and its advanced exploration project in Canada (Hardrock project). Centerra also have exploration interests in Portugal, Nicaragua, Canada, Mexico and Mongolia. See "Additional Information About Centerra—Properties".

        Centerra's head office is in Toronto, Ontario, Canada. The outstanding common shares in the capital of Centerra are listed on the TSX under the trading symbol "CG".

        Centerra's significant wholly-owned subsidiaries include Kumtor Gold Company ("KGC" or "Kumtor") in the Kyrgyz Republic, Öksüt Madencilik A.S. in Turkey and Boroo Gold LLC and Centerra Gold Mongolia LLC in Mongolia. Additionally, Centerra holds a 50% joint ownership interest in the Greenstone Gold development property located in Ontario, Canada. Centerra's current principal operation is located in the Kyrgyz Republic and is subject to political and regulatory risks. Its principal subsidiaries are set out below as at September 9, 2016. They are 100% owned, unless otherwise noted.

(1)
Centerra was incorporated under the Canada Business Corporations Act by articles of incorporation dated November 7, 2002 under the name 4122216 Canada Limited. Centerra changed its name on December 13, 2002 to Kumtor Mountain Holdings Corporation and on December 5, 2003 to Centerra Gold Inc.

(2)
Exploration licenses in Mongolia are held by Boroo Gold LLC ("BGC") or Centerra Gold Mongolia LLC ("CGM"). There are currently no exploration licenses in the Kyrgyz Republic. Other exploration licenses and activities are carried out generally through Centerra Gold ("KB") Inc. or CENEX Holdings B.V.

(3)
Centerra owns a 50% interest in the Greenstone Gold Mines LP which through its managing partner, Greenstone Gold Mines GP Inc. owns the Greenstone property in Ontario, Canada. The managing partner is owned 50/50 by Centerra and its partner, Premier Gold Mines Limited.

        Following completion of the Arrangement, Thompson Creek will become an indirect, wholly-owned subsidiary of Centerra.

Business of Centerra

        The business operations of Centerra spans the six major stages of the mining cycle, from early-stage exploration to mine closure and reclamation.

Exploration	Centerra's exploration programs are focused on increasing its mineral reserves and resources. These programs include drilling at or in the immediate vicinity of our operating gold mine(s) to replace mined reserves, drilling programs on advanced stage projects where gold mineralization has been identified, and grassroots exploration on projects where gold mineralization has not been identified. Centerra's exploration and business development teams actively pursue new exploration project opportunities worldwide.
Development and construction
If Centerra exploration programs are successful in identifying a mineral resource, the prospects for economic extraction of the resource will be analyzed through a series of technical studies. These may include metallurgical studies, scoping studies, environmental studies, mine and processing design, pre-feasibility studies and feasibility studies. Pre-feasibility and feasibility studies may be undertaken concurrently with permitting for the project. Once feasibility and permitting are concluded, project financing may be arranged followed by detailed engineering and construction of the mine site and processing facilities.
Mining
Ore and waste rock are removed from deposits by open pit or underground mining methods. The ore is then transported to a processing facility to extract gold. The waste rock is placed on an engineered dump for subsequent rehabilitation.
Processing
Mined ore is processed using different methods depending on its metallurgy and grade. This may include heap leaching, crushing, milling, flotation, roasting, and bacterial leaching or carbon-in-leach (CIL) methods for gold extraction. After having extracted the gold, the remaining processed materials are placed in a tailings facility for storage, and rehabilitation and process water are treated.
Refining and gold sales
Recovered gold is smelted at Centerra's mill site(s) into doré bars and delivered to various refineries for refining to market delivery standards. Gold is either sold to the refineries or to third parties.
Closure and reclamation
As a responsible mining company, Centerra plans how it is going to rehabilitate the areas Centerra mines before starting construction. In some cases, Centerra reclaims at the same time as it extracts to speed the process of recovery. In other cases, it is not possible to reclaim during the extraction process and therefore, efforts are deferred until after mining is completed. After mining has stopped, Centerra reclaims or continue to reclaim (as applicable) and monitor the land. Centerra also updates its final closure plans every three years to reflect any changes in operations. Centerra's high standards for reclamation comply with both local and international standards.

Marketing and distribution

        Centerra's principal product is gold doré produced from the Kumtor Project in the Kyrgyz Republic.

        In 2015, the Kumtor Project produced 520,695 ounces of gold at an all-in cost per ounce sold (excluding revenue based taxes) of $758 (all-in costs per ounce sold including tax was $921) and in the first quarter of 2016 Kumtor produced 86,444 ounces of gold in the first quarter of 2016 compared to 164,272 ounces of gold in the comparative period of 2015. The decrease in ounces poured in the first quarter of 2016 resulted from the processing of lower grade ore mined from cut-back 17 which was blended with lower grade stockpiles.

        All-in cost per ounce sold is a non-IFRS measure. See "Non-IFRS Financial Measures".

Gold doré produced at Kumtor

        All gold doré produced at Kumtor is purchased at the mine site by Kyrgyzaltyn for processing at its refinery in the Kyrgyz Republic pursuant to the Restated Gold and Silver Sale Agreement dated June 6, 2009 entered into between KGC, Kyrgyzaltyn and the Government of the Kyrgyz Republic (the "Kyrgyz Government"). Under these arrangements, Kyrgyzaltyn is required to pay for all gold delivered to it, based on the afternoon fixing of the price of gold on the London Bullion Market by the 12th calendar day following delivery of gold doré to it. As at December 31, 2015, $25.7 million was outstanding under these arrangements. The obligations of Kyrgyzaltyn are partially secured by a pledge of 2,850,000 of Centerra common shares owned by Kyrgyzaltyn. Subsequent to December 31, 2015, the balance receivable from Kyrgyzaltyn was paid in full. All gold doré produced by the mine to date has been purchased by Kyrgyzaltyn pursuant to these arrangements (or its predecessor arrangements) without incident. Kyrgyzaltyn owns approximately 32.1% of the outstanding Centerra common shares and is Centerra's largest shareholder.

Revenue from the sale of gold doré

        Revenue from the sale of gold doré produced from Kumtor for the financial years ended December 31, 2015 and December 31, 2014 was as follows:

Year Ended	Kumtor project ($ millions)	Total ($ millions)
December 31, 2015	604.5	624.0
December 31, 2014	694.6	763.3

        Centerra's revenue from the sale of gold doré produced from Kumtor is dependent on the world market price of gold. Gold is used mainly for product fabrication and investment. Gold prices are subject to volatile movements over time and are affected by numerous factors beyond Centerra's control. See the "Risk Factors—Risks Related to Centerra".

Competitive Conditions

        The mining industry is intensely competitive, particularly in the acquisition of mineral reserves and resources. Centerra's focus is on gold production, development and exploration. In comparison with diversified mining companies, Centerra's competitive position is subject to unique competitive advantages and disadvantages related to the price of gold.

Mineral Reserves and Resources

        Centerra's mineral reserves and resources are fundamental to Centerra and serve as the foundation for Centerra's future gold production and project development.

        Centerra has interests in a number of properties. The tables in this section show Centerra's estimates of the proven and probable reserves, measured and indicated resources and inferred resources at those properties.

        Mineral resources at the Greenstone Gold property (where Centerra has a 50% interest) have not been included in Centerra's 2015 year-end reserve and resource summary since the feasibility study for the Greenstone Gold Hardrock Deposit is expected in 2016. When the feasibility study is released, Centerra will disclose the mineral reserves and resources for the Hardrock Deposit.

        Centerra estimates and discloses mineral reserves and resources in five categories, using the definitions adopted by the Canadian Institute of Mining, Metallurgy and Petroleum (CIM), and in accordance with NI 43-101. You can find out more about these categories at www.cim.org. See the "Glossary of Geological and Mining Terms" for complete definitions of mineral reserves and mineral resources and see "Cautionary Notice to U.S. Investors" for a statement that information about reserves and resources of Centerra is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC.

        For a further discussion of the key assumptions, methodologies and parameters used in the estimation of mineral reserves and mineral resources, see "Additional Information About Centerra—Centerra's properties".

About Mineral Resources

        Mineral resources are not mineral reserves and do not have demonstrated economic viability, but do have reasonable prospect for economic extraction. They fall into three categories: measured, indicated, and inferred. Centerra's reported mineral resources do not include mineral reserves.

  •
  Measured and indicated mineral resources are sufficiently well-defined to allow geological and grade continuity to be reasonably assumed, and permit the application of technical and economic parameters in assessing the economic viability of the mineral resource.

  •
  Inferred mineral resources are estimated on limited information not sufficient to verify geological and grade continuity or to allow technical and economic parameters to be applied. Inferred mineral resources are too speculative geologically to have economic considerations applied to them.

  •
  There is no certainty that mineral resources of any category will be upgraded to mineral reserves.

Important information about mineral reserve and resource estimates

        Although Centerra carefully prepares and verifies its mineral reserve and resource figures, includes those set out in this proxy statement, the figures are estimates based in part on forward-looking information.

        Estimates are based on knowledge, mining experience, analysis of drilling results, the quality of available data and management's best judgment. They are, however, imprecise by nature, may change over time, and include many variables and assumptions including:

  •
  geological interpretation

  •
  the Life of Mine plan

  •
  commodity prices and currency exchange rates

  •
  recovery rates

  •
  operating and capital costs

        There is no assurance that the indicated levels of gold will be produced, and Centerra may have to re-estimate its mineral reserves based on actual production experience. Changes in the price of gold, production costs or recovery rates could make it unprofitable for Centerra to operate or develop a particular site or sites for a period of time. See "Additional Information About Centerra—Cautionary Statement" and "Risk Factors—Risks Related to Centerra".

Centerra Gold Inc.
2015 Year-End Gold Reserve and Resource Summary
(as of December 31, 2015)

Gold Mineral Reserves(1)(11)(12)
(tonnes and ounces in thousands)

	Proven			Probable			Total Proven and Probable
Property(3)	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)
Kumtor(5)	8,832	1.4	402	60,406	2.7	5,240	69,239	2.5	5,641
Gatsuurt(7)	—	—	—	17,129	2.9	1,603	17,129	2.9	1,603
Öksüt(10)	—	—	—	26,137	1.4	1,161	26,137	1.4	1,161

Total	8,832	1.4	402	103,672	2.4	8,004	112,505	2.3	8,405

Gold Measured and Indicated Mineral Resources(2)(11)(12)
(tonnes and ounces in thousands)

	Measured			Indicated			Total Measured and Indicated
Property(3)	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)
Kumtor Open Pit(4)(5)	19,450	2.9	1,787	10,151	2.4	777	29,602	2.7	2,564
Boroo(6)	452	2.2	32	4,464	1.5	210	4,916	1.5	242
Gatsuurt(7)	—	—	—	5,098	2.4	398	5,098	2.4	398
Ulaan Bulag(8)	—	—	—	1,555	1.5	73	1,555	1.5	73
ATO(9)	9,663	1.5	465	8,920	1.1	306	18,583	1.3	771
Öksüt(10)	2,100	0.7	45	4,698	0.7	111	6,798	0.7	156

Total	31,665	2.3	2,329	34,886	1.7	1,875	66,552	2.0	4,204

 Gold Inferred Mineral Resources(2)(11)(12)(13)
(tonnes and ounces in thousands)

Property(3)	Tonnes	Grade (g/t)	Contained Gold (oz)
Kumtor Open Pit(4)(5)	3,894	1.2	148
Kumtor Stockwork Underground(5)	931	11.6	348
Kumtor SB Zone UG(6)	3,806	10.7	1,315
Boroo(6)	7,323	1.0	235
Gatsuurt(7)	5,475	2.5	440
Ulaan Bulag(8)	315	1.3	13
ATO(9)	386	0.6	8
Öksüt(10)	2,380	0.8	65

Total	24,511	3.3	2,573

(1)
The mineral reserves have been estimated based on a gold price of $1,200 per ounce.

(2)
Mineral resources are in addition to reserves. Mineral resources do not have demonstrated economic viability.

(3)
Centerra's equity interests as of the date of this proxy statement are: Kumtor 100%, Gatsuurt 100%, Öksüt 100%, Boroo 100%, Ulaan Bulag 100%, and ATO 100%.

(4)
Open pit resources at Kumtor are constrained by a pit shell developed using a gold price of $1,450 per ounce.

(5)
The open pit reserves and resources at Kumtor are estimated based on a cut-off grade of 0.85 grams of gold per tonne for the Central Pit and 1.0 grams of gold per tonne for the Southwest and Sarytor deposits. Underground resources occur below the open pit resources shell and are estimated based on a cut-off grade of 6.0 grams of gold per tonne. Further information concerning the Kumtor deposit, including key assumptions, parameters and methods used to estimate mineral resources and reserves, as well as, political, environmental and other risks are described under "Additional Information about Centerra—Centerra's properties—Producing gold mines—Kumtor project" and the Kumtor Technical Report filed by Centerra on its SEDAR profile at www.sedar.com.

(6)
The open pit resources at Boroo are estimated as all material below the pit above a 0.5 grams of gold per tonne cut-off grade.

(7)
The open pit reserves and resources at Gatsuurt are estimated using a 1.4 grams of gold per tonne cut-off grade. Resources are estimated as all material below the reserve pit above the 1.4 grams per tonne cutoff grade. Further information concerning the Gatsuurt deposit, including key assumptions, parameters and methods used to estimate mineral resources and reserves, as well as, political, environmental and other risks are described under "Additional Information about Centerra—Centerra's properties—Advanced Development properties—Gatsuurt project" and the Gatsuurt Technical Report filed on Centerra's SEDAR profile at www.sedar.com.

(8)
The open pit resources at Ulaan Bulag are estimated on a cut-off grade of 0.8, 0.9 or 1.0 grams of gold per tonne depending on ore type and process method.

(9)
The ATO open pit resources are estimated based on a Net Smelter Return ("NSR") cut-off grade of $6.50 NSR per tonne for oxide mineralization and $25.50 NSR per tonne for sulphide mineralization

(10)
The open pit reserves at Öksüt are estimated based on a 0.3 grams of gold per tonne cut-off grade. Open pit resources are constrained by a pit shell developed using a gold price of $1,450 per ounce and are estimated based on a 0.2 grams of gold per tonne cut-off grade. Further information concerning the Öksüt deposit, including key assumptions, parameters and methods used to estimate mineral resources and reserves, as well as, political, environmental and other risks are described in ""Additional Information about Centerra—Centerra's properties—Advanced Development properties—Öksüt project" and the Öksüt Technical Report filed on Centerra's SEDAR profile at www.sedar.com.

(11)
A conversion factor of 31.10348 grams per ounce of gold is used in the reserve and resource estimates.

(12)
Numbers may not add up due to rounding.

(13)
Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be converted to a higher category.

2015 Year-End Polymetallic Resource Summary
(as of December 31, 2015)

Category	Tonnes (000's)	Gold Grade (g/t)	Contained Gold(19) (oz 000's)	Silver Grade (g/t)	Contained Silver (oz 000's)	Lead Grade (%)	Contained Lead (lb 000's)	Zinc Grade (%)	Contained Zinc (lb 000's)
ATO Project(17)(18)(19)
Oxide Mineral Resources(14)(15)(16)(18)(20)(21) (> $6.50 NSR cut-off Grade)
Measured Resources	3,677	1.3	148	8.5	1,010
Indicated Resources	3,294	0.7	78	7.2	758
Measured and Indicated	6,971	1.0	226	7.9	1,768
Inferred Resources(16)	87	0.8	2	5.0	14
Sulphide Mineral Resources(14)(15)(16)(18)(20)(21) (> $25.50 NSR cut-off Grade)
Measured Resources	5,986	1.7	318	8.02	1,543	0.979	129,197	1.704	224,874
Indicated Resources	5,626	1.3	228	8.52	1,541	0.803	99,598	1.447	179,474
Measured and Indicated	11,612	1.5	545	8.26	3,084	0.894	228,795	1.579	404,348
Inferred Resources(16)	299	0.6	6	5.78	56	1.025	6,757	2.306	15,201
(14)
Mineral resources have been estimated on the following metal prices (gold $1,300 per ounce), (silver $20 per ounce), (lead $ 0.90 per lb), (zinc $0.90 per lb).

(15)
Mineral resources do not have demonstrated economic viability.

(16)
Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher category.

(17)
Centerra's equity interest in the ATO project is 100%.

(18)
Numbers may not add up due to rounding.

(19)
The contained gold resources have also been included in Centerra's 2015 Year-end Gold Reserve and Resource Summary

(20)
The ATO resources are estimated based on a Net Smelter Return cut-off grade of $6.50 NSR per tonne for oxide mineralization and $25.50 NSR per tonne for sulphide mineralization.

(21)
Variables used to calculate NSR values include;

  Oxide total recovery of gold=69.8%

  Oxide total recovery of Silver=56.7%

  Sulphide Net Smelter Return total recovery of gold=59.9%

  Sulphide Net Smelter Return total recovery of silver=48.5%

  Sulphide Net Smelter Return total recovery of lead=42.6%

  Sulphide Net Smelter Return total recovery of zinc=27.7%

  Payable royalty on total recovered gold=10.0%

  Payable royalty on total recovered silver=6.75%

  Payable royalty on total recovered lead=6.75%

Centerra Gold Inc.
Reconciliation of Gold Reserves and Resources
(in thousands of ounces of contained gold)(9)(10)

	December 31 2014(1)	2015 Throughput(2)	2015 Addition (Deletion)(3)	December 31 2015
Gold Proven and Probable Mineral Reserves
Kumtor(4)(5)	6,136	658	164	5,641
Gatsuurt(4)(7)	1,603	—	—	1,603
Öksüt(4)(8)	—	—	1,161	1,161
Total Proven and Probable Reserves	7,739	658	1,325	8,405
Gold Measured and Indicated Mineral Resources
Kumtor(4)(6)	2,804	—	(240)	2,564
Kumtor Stockwork Underground(4)	54	—	(54)	—
Boroo(4)	242	—	—	242
Gatsuurt(4)(7)	398	—	—	398
Ulaan Bulag(4)	73	—	—	73
ATO(4)	771	—	—	771
Öksüt(4)(8)	1,383	—	(1,227)	156
Total Measured & Indicated Resources	5,725	—	(1,521)	4,204
Gold Inferred Mineral Resources(11)
Kumtor Open Pit(4)(6)	126	—	22	148
Kumtor Stockwork Underground(4)	294	—	54	348
Kumtor SB Underground(4)	1,315	—	—	1,315
Boroo(4)	235	—	—	235
Gatsuurt(4)(7)	440	—	—	440
Ulaan Bulag(4)	13	—	—	13
ATO(4)	8	—	—	8
Öksüt(4)(8)	9	—	56	65
Total Inferred Resources	2,440	—	133	2,573

(1)
Reserves and resources as reported in Centerra's Annual Information Form filed on SEDAR in March 2015.

(2)
Corresponds to mill feed at Kumtor and mill feed or stacked on heap leach pad at Boroo.

(3)
Changes in reserves or resources, as applicable, are attributed to information provided by drilling and subsequent reclassification of reserves or resources, a feasibility study on the Öksüt Project and a new resource model for the Kumtor Project.

(4)
Centerra's equity interests as of this news release are as follows: Kumtor 100%, Gatsuurt 100%, Öksüt 100%, Boroo 100%, Ulaan Bulag 100%, and ATO 100%.

(5)
Kumtor open pit reserves include the Central Pit and the Southwest and Sarytor Pits.

(6)
Kumtor open pit resources include the Central Deposit, Southwest Deposit and Sarytor Deposit.

(7)
Gatsuurt open pit reserves and resources include the Central Zone and Main Zone deposits.

(8)
Öksüt open pit reserves and resources include the Keltepe and Guneytepe deposits.

(9)
Centerra reports reserves and resources separately. The amount of reported resources does not include those amounts identified as reserves.

(10)
Numbers may not add up due to rounding.

(11)
Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be converted to a higher category.

Sources, Pricing and Availability of Materials, Parts and Equipment

        Centerra's operations are affected by the availability of diesel fuel, mining equipment and parts, mill equipment and parts, cyanide and other reagents used in our processing operations at the Kumtor Project, and its other projects.

        Diesel fuel is sourced from separate Russian, Kyrgyz and Mongolian suppliers for both the Kumtor Project, and the price of which only loosely correlates with world oil prices. Centerra uses expensive, large mining and milling equipment that is internationally sourced and requires a long time to procure, build, and install. Cyanide and other agents are sourced locally and internationally based on availability and the required specifications. Pricing for all supplies is based on competitive market pricing.

        Centerra operates in remote locations and any interruption to its supply of the foregoing materials, parts, and equipment could have an adverse impact on its future cash flows, earnings, results of operations, and financial condition. Access to the Kumtor project has been restricted on several occasions by illegal roadblocks and labour disruptions.

Financial and Operational Effects of Environmental Protection Requirements

        Centerra is subject to strict environmental regulation in connection with its mining, development, and exploration activities in each of the jurisdictions in which it operates. The financial and operational effects of its environmental protection requirements relate primarily to its operations in the Kyrgyz Republic, where Centerra operates the Kumtor Project, and in Mongolia where it operated the Boroo project and holds other interests. To a lesser extent, the effects of environmental protection requirements are observed in Turkey where Centerra has a 100% interest in the Öksüt property.

Kyrgyz Republic

        Centerra is subject to various environmental requirements under Kyrgyz law and under the terms of permits issued by Kyrgyz regulatory authorities in connection with the operation of the Kumtor mine. In order to comply with these requirements the Kumtor project has a formal Environmental Management System (the "Kumtor EMS") and an Environmental Management Action Plan ("EMAP"). Centerra conducts an internal auditing and monitoring program to ensure compliance with the Kumtor EMS and EMAP. In addition, external audits of environmental aspects are conducted on a regular basis, the results and recommendations of which are reviewed by Centerra and implemented where possible.

        The Kumtor project has also been the subject of reports of Parliamentary and State Commissions as well as a number of regulatory claims by various Kyrgyz state agencies.

        For further information about these matters, see the sections entitled "Environmental conditions", "Emergency response plan and handling of hazardous materials", "Decommissioning and reclamation", "Kyrgyz Parliament and State Commissions" and "Environmental Claims", all found in the section "Additional Information About Centerra—Centerra's properties—Producing gold mines—Kumtor Project".

Mongolia

        Centerra is subject to various environmental requirements under Mongolian law and under the terms of various permits and licenses issued by Mongolian regulatory authorities in connection with the operation of its Boroo project and the exploration and development of its Gatsuurt and ATO properties.

        Centerra has developed an Environmental Management System ("Boroo EMS") to address the impact of Boroo's operations on the environment and to monitor compliance with applicable legal requirements. The Boroo EMS has undergone several audits by external consultants, the results and recommendations (if any) of which are reviewed by Centerra and implemented where possible.

        As part of the feasibility studies done on the Gatsuurt project, baseline studies and an environmental impact assessment (EIA) were developed with conclusions and recommendations made. A detailed EIA for the Gatsuurt project was completed in 2014.

        In 2011 and 2012 at the ATO exploration project, Centerra collected an international level environmental baseline data set including biological, archaeological, sociological and hydrologic baseline information and established permanent monitoring programs for use throughout the development of the program. A comprehensive social baseline assessment inventory was also completed in the project area. In combination, these two documents are the primary components of an International Social and Environmental Impact Assessment which may be produced in the future, if necessary. Following the approval of a general EIA the approval of the ATO Feasibility Study was obtained in early 2013.

Turkey

        Subject to receiving the required permits and approvals from applicable Government agencies, Centerra will commence development activities at the Öksüt development property. As such, Centerra will become subject to various environmental requirements under Turkish laws and under the terms of various permits and licenses issued by Turkish regulatory agencies. An environmental impact assessment ("EIA") for the Öksüt property was developed in 2015, and received final approval in November 2015 from the Turkish Ministry of Environment and Urbanization. Following the approval of the Environmental Impact Assessment by the Turkish regulatory authorities on November 9, 2015, Centerra prepared an Environmental and Social Impact Assessment ("ESIA") which has been made available for public review on April 8, 2016. The ESIA is not a regulatory requirement in Turkey.

Corporate Social Responsibility

        Centerra endeavours to work in a responsible way to meet or exceed its stakeholders' expectations. At Centerra, integrity and ethics are the foundation for everything it does. Centerra is results-focused and strives for continuous improvement without compromising safety or the environment. As an international company, Centerra respects the different needs and values of people and their cultures and operate with transparency to promote stakeholder confidence.

        Centerra approaches corporate responsibility by engaging stakeholders—groups who influence or are influenced by our activities or performance. The key stakeholders of Centerra include employees, contractors, vendors, communities, shareholders, local and national governments, investors and non-governmental organizations (NGOs).

        Putting its corporate responsibility principles into practice at Centerra means:

  •
  Being transparent about its mining activities;

  •
  Respecting the rights of all stakeholders, especially its employees, contractors and local residents;

  •
  Mining in a way that minimizes adverse environmental impacts;

  •
  Upholding and promoting the rule of law;

  •
  Continually improving the management of its operations so that Centerra can respond to the economic, environmental and social expectations of its stakeholders;

  •
  Assigning clear management responsibilities for environmental, social and health and safety performance;

  •
  Providing adequate staffing and resources for corporate responsibility management at each operation;

  •
  Avoiding, reducing, managing and mitigating any potentially harmful impacts that may arise from its operations;

  •
  Focusing on distributing benefits such as jobs, contracts, community investments, and infrastructure improvements across stakeholders and also ensuring accountability for any negative direct and indirect impacts from our operations;

  •
  Offering its employees competitive compensation and the opportunity to learn and excel;

  •
  Aligning its activities with international best practices and going beyond regulations and requirements;

  •
  Maximizing local procurement by encouraging competitive entrepreneurship among potential local suppliers of goods and services to its sites;

  •
  Promoting local hiring and where qualified candidates for available vacancies are equally skilled Centerra gives first priority to those living in the area directly affected by its mining operations; and

  •
  Engaging in regular, consistent and meaningful interactions which are procedurally fair and transparent through which Centerra's stakeholders feel its operations have credibility, legitimacy and good intentions towards them.

Recent Developments

Centerra Equity Financing

        Concurrently with announcing the Arrangement, Centerra entered into an agreement dated July 5, 2016 with BMO Nesbitt Burns Inc., Credit Suisse Securities (Canada) Inc. and Scotia Capital Inc. (the "Underwriters") in connection with the Centerra Equity Financing. On July 20, 2016, Centerra completed the Centerra Equity Financing and issued a total of 26,599,500 subscription receipts (including 3,469,500 subscription receipts issued pursuant to the overallotment option) for total gross proceeds to Centerra of approximately C$195 million. Upon closing of the Arrangement, the net proceeds of the Centerra Equity Financing will be released from escrow and used by Centerra to partially fund the redemption of the Notes in connection with the Arrangement.

        Each subscription receipt represents the right of the holder to receive, upon closing of the Arrangement, without payment of additional consideration or further action, one Centerra common share plus an amount equal to the amount per Centerra common share of any cash dividends for which a record date has occurred on or after the closing of the Centerra Equity Financing and before the date on which Centerra common shares underlying the subscription receipts are issued or deemed to be issued, net of applicable withholding taxes, if any.

Centerra Debt Financing

        Centerra has obtained a commitment letter from The Bank of Nova Scotia ("BNS") for new credit facilities in an aggregate amount of $325 million (collectively, the "New Credit Facilities") in connection with the Centerra Debt Financing. Centerra intends to use the New Credit Facilities, together with the proceeds of the Centerra Equity Financing and available cash on hand, to finance the redemption of the Notes and to pay fees and expenses incurred in connection with the Arrangement. The following is a summary of the material terms of the proposed New Credit Facilities based on the commitment letter obtained by Centerra in respect of the New Credit Facilities.

        The New Credit Facilities will be comprised of a $75 million senior secured revolving credit facility and a $250 million senior secured amortizing non-revolving term facility. The senior secured revolving credit facility shall have a term to maturity of five years (with no mandatory repayment or amortization) and the senior secured amortizing non-revolving term facility shall have a term to maturity of five years with a mandatory $12.5 million per fiscal quarter repayment obligation commencing on the later of: (i) March 31, 2017; and (ii) the end of the first full fiscal quarter following the date of the closing of the Arrangement, with the balance due and payable on the maturity date.

        The borrower under the New Credit Facilities will be Centerra Holdco, a newly formed wholly-owned Canadian subsidiary of Centerra (the "Borrower"). All obligations of the Borrower will be guaranteed on a full recourse basis by all present and future directly or indirectly owned material subsidiaries of the Borrower, including, following completion of the Arrangement, Thompson Creek (the Borrower and such subsidiaries, the "obligors"). The New Credit Facilities will be secured by a perfected first-ranking security interest in all present and future assets, both real and personal, of the obligors under the New Credit Facilities, including a pledge of the issued and outstanding shares in the capital of Thompson Creek, with the exception of a first-ranking charge granted to Royal Gold limited to its percentage interest in production from the Mount Milligan Mine, over which the lenders under the New Credit Facilities shall have a second-ranking security interest.

        The revolving credit facility shall be used for general corporate and working capital purposes and for the issuance of letters of credit and the term credit facility shall be used to partially finance the Arrangement and the redemption of the Notes, as well as to pay related fees and expenses incurred by Centerra in connection with the Arrangement. Centerra will be subject to certain covenants under the terms of the New Credit Facilities which include, but are not limited to, the maintenance of the following financial covenants: (i) a total debt to EBITDA ratio of less than or equal to 3.00x; (ii) an EBITDA to interest expense ratio of greater than or equal to 4.00x; and (iii) a total debt to total capitalization ratio of less than or equal to 50.0%.

        BNS will serve as administrative agent and sole lead arranger and book runner for the New Credit Facilities. BNS, in its capacity as sole lead arranger and book runner, intends to syndicate the New Credit Facilities to one or more financial institutions prior to the closing of the Arrangement.

        The entry into the New Credit Facilities is subject to completion of definitive documentation that shall contain other customary representations and warranties and restrictive covenants and restrictions on further borrowing, acquisitions and dispositions, restrictions on granting liens and other restrictions and other customary closing conditions. The entry into the New Credit Facilities is also subject to completion of a definitive intercreditor agreement with Royal Gold, substantially in the form and on the terms of the existing intercreditor agreement between Royal Gold and the trustees of the Notes, with necessary changes to conform any amendments to the Gold Stream Arrangement and to the New Credit Facilities. See "Additional Information About Centerra—Recent Developments—Commitment Letter with Royal Gold".

Commitment Letter with Royal Gold

        In connection with the proposed transactions, Centerra has entered the Royal Gold Letter of Intent whereby, upon the closing of the Arrangement, Royal Gold's 52.25% gold streaming interest at the Mount Milligan Mine will be amended to a 35.00% gold stream and 18.75% copper stream. The transfer payment on the gold stream will remain at $435/oz while the new copper stream will have a transfer payment equal to 15% of the prevailing market price of copper. Based on the midpoint of Thompson Creek's 2016 production guidance (240-270 Koz of payable gold and 55-65 MMlbs of payable copper), Mount Milligan's revenue split to Centerra under the amended stream agreement is expected to be approximately 70% gold, and 30% copper at current spot prices of $1,351/oz gold and $2.21/lb copper.

        In addition to Royal Gold's existing security interest in the Mount Milligan Mine assets, Royal Gold will obtain a first-priority interest in 18.75% of the produced copper from the Mount Milligan Mine. The Royal Gold Letter of Intent and the completion of the amendments to the Gold Stream Arrangement contemplated therein is subject to and effective contemporaneously with completion of the Arrangement. The amendment of the Gold Stream Arrangement is also subject to (i) completion of definitive documentation that shall contain other customary representations and warranties and covenants as Centerra and Royal Gold may agree in writing, (ii) completion of a definitive intercreditor agreement with Royal Gold, substantially in the form and on the terms of the existing intercreditor agreement between Royal Gold and the trustees of the Notes, with necessary changes to conform any amendments to the Gold Stream Arrangement and to the New Credit Facilities and (iii) other customary closing conditions.

Potential Purchase of 2017 Notes

        Subject to applicable legal and other obligations, Centerra has informed Thompson Creek that it may purchase up to $75 million of 2017 Notes from existing noteholders following the date hereof but prior to the closing of the Arrangement. Any 2017 Notes purchased by Centerra would be redeemed on the same terms, and at the same time, as the other 2017 Notes.

Centerra's Properties

        The table below sets out Centerra's properties. Centerra own 100% interest in each of the properties except for the Hardrock project (part of the Greenstone property) which is subject to a 50/50 partnership with Premier Gold Mines Limited ("Premier") and the optioned interest in various exploration projects, none of which are currently vested.

Producing gold mines	Development projects	Advanced Exploration project	Exploration projects	Care and Maintenance
• Kumtor, in the Kyrgyz Republic	• Gatsuurt project, in Mongolia	• Hardrock project (of the Greenstone property), in Canada	• AltanTsagaan Ocoo ("ATO"), in Mongolia	• Boroo, in Mongolia
	• Öksüt project, in Turkey		• Ulaan Bulag, in Mongolia
• Options on projects in Portugal, Nicaragua, Canada and Mexico(1)

(1)
The Lagares property in Portugal (option with Medgold Resources Corp.); the La Luz property in Nicaragua (option with Calibre Mining Corp); the Hearts Peak property in Canada (option with Colorado Resources Ltd.); and the Tajitos-Tejos property in Mexico (option with Riverside Resources Inc.)

Producing gold mines

        Centerra's only producing gold mine is Kumtor. In 2015, the Boroo mine was still producing, however, the Boroo processing facility ceased operation in December 2014 and was placed on care and maintenance. All gold produced at Boroo in 2015 was from heap leach production. Minimal gold production from Boroo is expected in 2016.

Gold production in 2015
(in ounces)

Property	2013	2014	2015
Kumtor mine	600,402	567,693	520,695
Boroo mine	90,318	53,128	16,226

Kumtor Project

Quick facts

        The Kumtor Project, located in the Kyrgyz Republic, is the largest gold mine in the former Soviet Union operated by a non-domestic producer.

        Kumtor has been in operation since 1997.

        In 19 years, Kumtor has produced approximately 10.4 million ounces of gold.

Location	Kyrgyz Republic
Ownership	100%
Business structure	Centerra's wholly-owned subsidiary, Kumtor Gold Company CJSC (defined above as KGC), is the holder of the rights to the Kumtor gold deposit
End product	Gold doré
Mine type	Open pit
Estimated mineral reserves (as at December 31, 2015)	5,641,000 oz of contained gold (proven and probable)
average grade—2.5 g/t
tonnes—69,239,000
Estimated mineral resources (as at December 31, 2015)	2,564,000 oz of contained gold (measured and indicated)—open pit

Mineral resources are in addition to reserves. Mineral resources do not have demonstrated economic viability.	average grade—2.7 g/t tonnes—29,602,000

Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher category.	148,000 oz of contained gold (inferred)—open pit average grade—1.2 g/t tonnes—3,894,000 348,000 oz of contained gold (inferred)—Stockwork underground average grade—11.6 g/t tonnes—931,000
1,315,000 oz of contained gold (inferred)—SB Zone underground average grade—10.7 g/t tonnes—3,806,000
Processing method	Milling, flotation, ultrafine grinding and CIL
Total production to December 31, 2015	10.4 million ounces of gold
2015 production	520,695 ounces of gold
2016 forecasted production	480,000 - 530,000 ounces of gold
2016 forecasted Sustaining Costs(1)	$817 - 902 per ounce of gold sold
2016 forecasted All-in cost (excluding Centerra growth projects and pre-tax)[1]	$866 - 956 per ounce of gold sold
Estimated mine life	2026
Estimated decommissioning cost	$43.7 million (uninflated)
Employees (excluding long term contractors)	2,357

(1)
Adjusted Operating Costs and All-in cost are non-IFRS measures and are discussed under "Additional Information About Centerra—Non-IFRS Measures".

History

        Intermittent exploration in the general Kumtor area dates back to the late 1920s.

1978	• Debris from the Sarytor deposit is discovered by a geophysical expedition of the state Kyrgyz Geology department sampling float from the frontal moraine of the Sarytor Glacier.
• The sole outcrop of what is now called the Central deposit is found during follow-up prospecting.
1979 to 1989

•

A systematic evaluation of the Central deposit, and to a lesser extent of the Southwest deposit, is carried out consisting of several phases of surface trenching and geological mapping, diamond drilling and underground development on three levels culminating in a detailed sampling program of the central upper part of the Central deposit.

1990	• An initial reserve statement, issued by the USSR State Committee on Reserves.
1991	• Soviet Union breaks up and Kyrgyz Republic emerges as an independent country.

• Centerra's former parent company becomes aware of the project.
1992

•

Centerra's former parent company concludes an agreement with the Kyrgyz Republic regarding the project, and retains a third party consultant to undertake a feasibility study of the project (the Kumtor Feasibility Study).

1992 - 1993

•

The Kumtor Feasibility Study is completed. The feasibility work program included data verification (by re-sampling parts of the underground openings and re-assaying of original sample rejects), additional and definitive metallurgical test work, and a re-estimation of mineral resources and reserves using geostatistical methods, a block model and pit optimization software.

1994	• An update to the Kumtor Feasibility Study is completed.
1994

•

A project development agreement is finalized with the Kyrgyz Government. Pursuant to this agreement, Cameco Gold Inc. (Cameco Gold), through its wholly-owned subsidiary Kumtor Mountain Corporation, held a one-third interest in KGC, a Kyrgyz joint stock company that owned the concession giving it exclusive rights to develop the Kumtor mine. Kyrgyzaltyn held the remaining two-thirds interest in KGC. Kumtor Operating Company CJSC (KOC), then a wholly-owned subsidiary of Cameco Gold, acted as operator of the Kumtor project. Centerra is the successor to substantially all of the gold business previously carried on by Cameco Gold, which was a wholly owned subsidiary of Cameco Corporation (Cameco).

1995	• A further update to the Kumtor Feasibility Study is completed.
1995	• Financing arrangements for the Kumtor project are concluded.
1996	• Project construction is completed.
1997	• After capital expenditures of approximately $452 million, mining of the Central pit commences and commercial production is achieved.
2004

•

Kyrgyzaltyn and Cameco Gold sell Centerra all of their shares in KGC (and KOC) effective June 22, 2004 in exchange for, among other consideration, common shares in Centerra. Accordingly, Centerra now hold a 100% interest in the Kumtor project.

2006	• Ore deliveries from the Southwest deposit commence.
2009	• Kumtor Project Agreements from 2004 are amended and restated.
2013	• Non-binding Heads of Agreement signed with Kyrgyzaltyn and the Kyrgyz Republic Government regarding the proposed restructuring of the Kumtor project.
2015	• Despite extensive negotiations, the Kyrgyz Government informed Centerra in December 2015 of the Government's intention to withdraw from further negotiations regarding the Heads of Agreement.

Significance to the Kyrgyz Republic

        The Kumtor project plays a particularly important role in the economic and political life of the Kyrgyz Republic. It is one of the largest private sector employers of Kyrgyz citizens, is the largest foreign investment in the country and represents a significant portion of the country's gross domestic product, export earnings and total industrial production. The importance of Kumtor to the Kyrgyz economy means that it has a very high profile within the country. Accordingly, Kumtor continues to be at the centre of political and public attention in the Kyrgyz Republic.

Disputes and Threats of Nationalization

        The Kumtor project has been the subject of numerous disputes in the past, including lawsuits and legislation that challenged the validity of the decrees, agreements and licences that govern the title, operation and taxation of Kumtor, and calls for nationalization of the Kumtor mine.

        On June 28, 2016, the Kyrgyz Republic Parliament posted a draft bill, for public comment, of the "Law on Nationalization of Kumtor Gold Company CJSC's Property," (the "Draft Nationalization Bill"), which was proposed by deputies of the Ata-Meken political party, a ruling coalition party in the Kyrgyz Republic parliament. The Draft Nationalization Bill proposes the nationalization of all assets of KGC, and the suspension of the effect of the 2009 Restated Investment Agreement, among other laws and agreements relating to the Kumtor Project.

        As discussed below under "Additional Information About Centerra—Legal Proceedings", the Kumtor Project has in recent years been threatened with proposed Parliamentary decrees and draft laws that would have the effect of nationalization.

        While Centerra has disclosed that it is unlikely that the Draft Nationalization Bill will be adopted, it cannot predict with certainty the likelihood of adoption. If the Draft Nationalization Bill were passed, it would have a material adverse impact on Centerra's interest in the Kumtor Project, future cash flows, earnings, results of operations and financial condition.

        See "Risks Related to Centerra" above.

Labor and Employment Matters

        As of December 31, 2015, the Kumtor Project had 2,387 permanent employees (excluding long-term contractors), of which approximately 97% are Kyrgyz citizens. The Kumtor Project is unionized and all of Centerra's national employees in the Kyrgyz Republic (including at the regional head office) are subject to Centerra's collective agreement with the Trade Union Committee. The current collective bargaining agreement, which was ratified in January 2015, expires on December 31, 2016. A work stoppage at any time during 2016 or any subsequent year could have a significant impact on Kumtor achieving its forecasted production. See "Risks Related to Centerra".

Property Description, Location and Concession

Location

        The Kumtor Project is located in the Tien Shan Mountains, some 350 kilometres to the southeast of the national capital Bishkek and about 60 kilometres to the north of the international boundary with the People's Republic of China, at 41°52' North and 78°11' East.

Concession

        Under Centerra's Restated Concession Agreement with the Kyrgyz Republic, effective June 6, 2009 (the "Restated Concession Agreement"), Centerra were granted a concession with exclusive rights to all minerals within an area of approximately 26,000 hectares centered on the Kumtor gold deposit (the Concession Area) and with an expiry date of December 4, 2042. As of June 6, 2009, when the Restated Concession Agreement came into effect, all of the prior existing mining and exploration licenses and associated agreements held by us terminated and were superseded by the Restated Concession Agreement.

Royalties, Overrides, Back-in Rights, Payments or Other Agreements or Encumbrances

        Other than taxes and fees described below under the heading "Additional Information About Centerra—Centerra's Properties—Kumtor—Mining operations—Taxes" and pledges in favor of EBRD over certain mining equipment used at Kumtor, there are no royalties, payments or other agreements or encumbrances related to the Kumtor project.

Deposits

        The Kumtor Project is comprised of the main Central deposit (consisting of the Stockwork and SB Zones) and two smaller satellite deposits known as the Sarytor deposit and the Southwest deposit.

Location of Facilities

        All of the mineral deposits, the tailings management facility (a "TMF"), waste dumps and the processing plant are located within the Concession Area.

Concession Area

Restated Investment Agreement

        The Restated Investment Agreement with the Kyrgyz Republic dated as of June 6, 2009 (the "Restated Investment Agreement") provides the following guarantees with respect to the Kumtor operations:

  •
  such access to the Kumtor site, including all necessary surface lands, together with access to water, power and other infrastructure, as is necessary or convenient for the operation of the Kumtor project;

  •
  that the Kyrgyz Government will support further and additional exploration activity by us in the Kyrgyz Republic by inviting us to consider opportunities to acquire additional exploration and mining licenses; and

  •
  all licences, consents, permits and approvals of the Kyrgyz Government necessary for the operation of the Kumtor project.

Delays in Receiving Required Approvals and Permits from Kyrgyz Republic Authorities

        In the normal course of operations at Kumtor, KGC prepares mining plans and other documents/applications for permits for approval from Kyrgyz regulatory agencies, including the State Agency for Environmental Protection and Forestry ("SAEPF") and the State Agency for Geology and Mineral Resources. Some of these approvals are for the life of mine or for fixed periods (usually annually). The Restated Investment Agreement provides certain guarantees that require relevant Government agencies to be reasonable in relation to their approval of any mining plans submitted for approval; and with respect to permits and approvals, KGC is entitled to maintain, have renewed and receive such licences, consents, permissions and approvals as are from time to time necessary or convenient for the operation of the Kumtor project. Despite the guarantees provided in the Restated Investment Agreement, Centerra has experienced delays since 2014 in receiving the required approvals and permits from Kyrgyz Republic authorities. To date, these delays have not resulted in any interruption to operations at the Kumtor Project, however there are no assurances that this will continue to be the case.

        KGC has experienced delays in obtaining the following approvals and permits:

  1)
  The three necessary expertise permits required for its annual mine plans, including an environmental expertise permit to be provided by SAEPF. This has occurred for the 2014, 2015 and 2016 years;

  2)
  The maximum allowable emissions permit for the years 2014, 2015 and 2016 to be issued by SAEPF;

  3)
  The waste permit (previously the toxic waste permit) for the years 2014, 2015 and 2016 to be issued by SAEPF; and

  4)
  The ecological passport for the Kumtor project which requires renewal every five years. Kumtor previous ecological passport expired on December 2, 2014. KGC submitted an application to SAEPF for a new ecological passport in November 2014 and has been working with SAEPF since that date to obtain a new passport.

        In 2014 and 2015, KGC eventually received the necessary approvals and permits (or extensions thereof) in order to continue operations. These approvals and permits followed the issuance of Government decrees instructing relevant agencies to issue their approvals and the permits.

        In the case of 2016 approvals and permits, Centerra received the industrial safety and subsoil expertise for its 2016 annual mine plan (2 of the 3 required expertise) prior to end of the first quarter of 2016. The 2016 waste permit was approved and is valid until December 31, 2016. On June 23, 2016, Centerra received its 2016 maximum allowable emissions ("MAE") permit for its Kumtor Project from SAEPF, which permit is valid until December 31, 2016. In addition, the Kumtor Project also received approval from SAEPF for its 2016 maximum allowable discharge ("MAD") permit which allows for discharge of treated effluent. On June 27, 2016, SAEPF issued its official environmental expertise (approval) on the 2016 mine plan for the Kumtor Project.

        Centerra now has all the necessary permits and approvals in place for continuous operations at the Kumtor Project throughout the second half of 2016.

        While KGC management will continue to work closely with SAEPF and the Kyrgyz State Agency for Geology and Mineral Resources to obtain all necessary permits and approvals for continued operation of the Kumtor Project beyond December 31, 2016, Centerra can provide no assurance that such permits and approvals will be granted in a timely fashion or at all. Failure to obtain the necessary permits and approvals in a timely fashion could lead to suspension of Kumtor Project operations until such permits and approvals are obtained.

        See "Risks Related to Centerra" and "Additional Information About Centerra—Legal Proceedings."

Revocation of Land Use Certificate

        On July 5, 2012, the Kyrgyz Government cancelled Government Decree #168, which provided Centerra with land use (surface) rights over the Concession Area for the duration of the Restated Concession Agreement. At the same time, the related land use certificate issued by the local land office was also cancelled. Based on advice from Kyrgyz legal counsel, Centerra believes that the purported cancellation of Centerra's land use rights is in violation of the Kyrgyz Republic Land Code because the Land Code provides that land rights can only be terminated by court decision and on the listed grounds set out in the Land Code.

        Centerra wrote to the Kyrgyz Government in the third quarter of 2012 requesting the issuance of a new land use certificate in light of the rights and obligations under the Restated Investment Agreement. No response has been received from the Kyrgyz Government. On November 11, 2013, the Kyrgyz Republic General Prosecutor's Office (defined above as GPO) commenced a claim in the Inter-district court of the Issyk Kul province against KGC and the Jety-Oguz District Department for Land Management and Real Estate Title Registration Department. The claim requests that the court enforce the Government decree purporting to cancel Government Decree #168.

        As discussed above, pursuant to the Restated Investment Agreement, the Kumtor Project is guaranteed all necessary access to the Kumtor concession area, including all surface lands as is necessary or desirable for the operation of the Kumtor project. The Restated Investment Agreement also provides for the payment of quarterly land use and access fees. The Restated Investment Agreement additionally provides that the Kyrgyz Government shall use its best efforts to reserve or cancel any action that conflicts with Centerra's rights under that agreement. To the extent that Centerra's land use rights are considered invalid (which Centerra does not accept), it would seek to enforce its rights under the Restated Investment Agreement to obtain the rights otherwise guaranteed to Centerra.

        See "Additional Information about Centerra—Legal Proceedings".

Site Accessibility, Climate, Local Resources, Infrastructure and Physiography

Site Accessibility

        Access to the Kumtor mine site is by a main road that runs between Bishkek and Balykchy, on the western shore of Lake Issyk-Kul, a distance of 180 kilometres. A secondary road running along the south shore of the lake leads to the town of Barskaun for another 140 kilometres, and a final 100 kilometres must be traversed on a narrow, winding road leading into the Tien Shan Mountains that climbs to an elevation of 3,700 metres through 32 switch backs to reach the Kumtor mine site. Kumtor has done considerable work to maintain this access road and, despite occasional avalanches and movements of gravel and till down steep slopes during heavy rains, there has not been any extended period during which the road has been out of service.

        Most employees work a two-week rotation, and are transported between the mine site from Bishkek and the Issyk-Kul region using a company-owned commuter bus service. Supplies are transported by rail to the Kumtor marshalling yard in Balykchy at the west-end of Lake Issyk-Kul and then trucked 250 kilometres to the mine site. A helicopter pad is available at the mine site for emergency use.

Elevation

        The Kumtor mill is situated in alpine terrain at an elevation of approximately 4,016 metres, while the highest waste and glacial mining excavations occur above an elevation of 4,400 metres. The main camp, administration and maintenance facilities are at about 3,600 metres.

Climate, Physiography and Vegetation

        The climate is continental with a mean annual temperature of minus eight degrees Celsius. Extreme recorded temperatures vary from plus 23 to minus 49 degrees Celsius, with short summers that last from June to September. Precipitation is low at 300 millimetres per annum, with the majority falling in the summer months, and annual snow accumulation of 600 millimetres. Kumtor operates 365 days per year.

        Local valleys are occupied by active glaciers that extend down to elevations of 3,800 to 3,900 metres and permafrost in the area can reach a depth of 250 metres.

        Reflecting the harsh climate and high elevation, sparse, low vegetation is restricted to the valley floors and lower mountain slopes, with a total absence of trees or shrubs.

Seismic Activity

        As the area is seismically active, all facilities at Kumtor, including the process plant and tailings storage dam, have been designed in accordance with recommended seismic standards for the area.

Power and Water

        The mine site is connected to the Kyrgyz national power grid with a 110 kilovolt overhead power line running parallel to the access road. The mine maintains two standby generator stations in case of power outages. Fresh water is taken from Petrov Lake, situated five kilometres northeast of the mill site. The minimum water inflow into the lake is estimated to be in excess of 1,000 cubic metres per hour or approximately twice the average project demand.

Tailings Management Facility

        The TMF is located in the Kumtor River valley and consists of twin tailings pipelines (each approximately 6.5 kilometres in length, one is the standby line), a tailings dam, an effluent treatment plant and two diversion ditches around the area to prevent runoff and natural watercourses from entering the tailings basin. These facilities received approval from the Kyrgyz Government in 1999 to be constructed to an ultimate dam crest elevation of 3,670.5 metres.

        The dam crest is regularly raised, and KGC is required to apply and obtain permits for the Government from time to time to address the interim raising and construction activities. The existing facility will reach its permitted capacity (1.5 metre freeboard at a dam elevation of 3,670.5 metres) in 2020. The remaining approved capacity of the TMF is insufficient to store all of the 45 million cubic metres of tailings (68.6 million tonnes of ore) to be processed in the current LOM plan. To accommodate the shortfall, additional storage options being considered include raising of the existing tailings dam and construction of new TMF either within or outside the Concession Area. The LOM plan assumes the additional storage will be realized by raising of the existing tailings dam. If permitting of this option cannot be obtained, additional capital expenditures beyond those in the current capital budget for the new LOM plan would be incurred.

        From the time of its construction, the dam foundation has experienced horizontal deformations, with the Kyrgyz Republic Institute of Rock Mechanics (KIRM) initially raising concerns in 1999. A shear key and toe berm were added to the TMF and have been effective in controlling the rate of horizontal deformations. The dams and appurtenances are regularly inspected by KGC personnel during routine work at the facility and have been visually inspected on an annual basis since 2007 by independent geotechnical consultants. The consultants reported the dam appurtenances to be in good condition and functioning as required.

Geological Setting

        The Kumtor gold deposit occurs in the middle of the Tien Shan metallogenic belt, a Hercynian fault and thrust belt that traverses Central Asia from Uzbekistan in the west through Tajikistan and the Kyrgyz Republic into northwestern China, a distance of more than 2,500 kilometres. This belt hosts a number of important gold deposits including Muruntau, one of the world's largest gold deposits, as well as Zarmitan, Jilau and Centerra's Kumtor mine.

        The mine geology is dominated by several major thrust slices and fault zones which strike northeasterly and dip to the southeast at varying but moderate angles. Each thrust sheet contains older rocks than the sheet it structurally overlies. The slice hosting the gold mineralization is composed of meta-sediments of Vendian age (youngest Proterozoic or oldest Palaeozoic) that are strongly folded and schistose. In most areas, the Kumtor Fault Zone (KFZ), a dark-grey to black, graphitic gouge and schist zone forms the footwall of this structural segment. The KFZ has a width of up to several hundred metres. The adjacent rocks in its hanging wall are strongly affected by folding, shearing and faulting for a distance of up to several hundred metres. The rocks in the structural footwall of the KFZ are Cambro-Ordovician limestone and phyllite, thrust over Tertiary sediments of possible continental derivation which in turn rests, with apparent unconformity, on Carboniferous clastic sediments.

        Given its location astride a major fault of regional importance and owing to the strong association of gold mineralization with a multi-phased metasomatic system at relatively high temperatures, the Kumtor gold deposit, with its satellite deposits, is a member of the class of structurally controlled meso-thermal gold replacement deposits.

Mineralization

        Gold mineralization of economic importance occurs where the Vendian sediments have been hydrothermally altered and mineralized based on structural controls. Gold mineralization is developed over a strike distance of more than 12 kilometres. The Central deposit is the most important accumulation identified to date and has considerable dimensions with a strike length of 2.4 kilometres, a vertical extent of one kilometre and a width of up to 300 metres. Other known occurrences along the mineralized trend are the Southwest deposit and Sarytor Deposit.

        Mineralization took place in four main pulses. An initial pulse resulted primarily in pervasive quartz-carbonate-albite-chlorite-sericite-pyrite alteration, with little gold of economic consequence being deposited. The next two pulses deposited all of the economically significant gold at Kumtor. Feldspars makes up nearly 20% of the ore, carbonates (calcite, dolomite, ankerite and siderite) collectively 25% to 30%, pyrite 15% to 20%, quartz 5% to 10% and the remainder are host rock inclusions.

        The mineralization is most intense, and the gold grade is the highest, where the metasomatic activity was continuous through mineralization phases two and three. This is the case for the Stockwork and SB Zones and explains the higher-than-average gold grades in these zones. The last pulse created planar carbonate-pyrite metasomatic rocks that are associated with zones of intense deformation of previously altered phyllites.

        Native gold and the gold-silver tellurides are intimately associated with pyrite to the extent that gold grade and pyrite content generally correlate. The gold and the gold-bearing minerals occur as very fine inclusions in the pyrite, with an average size of only 10 microns. This, together with the poor cyanide leach response of the gold tellurides, accounts for the partly refractory nature of the Kumtor mineralization. The refractory characteristics are reflected in the relatively low historic and forecasted gold recovery of approximately 80%, despite the very fine grind applied to the pyrite flotation concentrate from which most of the gold at Kumtor is recovered. However, the fine grain size of the gold also renders assaying of this mineralization relatively reliable, with only a small nugget effect.

        Most of the mineralization takes the form of veins, veinlets and breccia bodies in which the mineralization forms the matrix. In the more intensely mineralized areas, the surrounding host rock has also been altered. Post-ore faulting is generally parallel to, or at low angles with, the mineralized sequence. These faults often carry significant quantities of graphite and other carbonaceous components, which constitute the sources for the preg-robbing character of some of the mineralization.

The Central Deposit

        Within the Central Deposit, four general domains of gold mineralization have been delineated. For the purposes of resource modelling, these domains have been sub-divided into separate zones based on mineralization and alteration characteristics. The four general domains are described below.

  •
  Two parallel zones of alteration and gold mineralization strike northeasterly and dip to the southeast at 45 degrees to 60 degrees, separated by 30 to 50 metres of barren or poorly mineralized rock. The South Zone, with a length of 700 to 1,000 metres and a horizontal width of 40 to 80 metres, is reasonably well mineralized throughout its entire length, with an average gold grade of 3 to 4 grams of gold per tonne. The North Zone, somewhat more extensive along strike but with a similar width, has lesser gold grade continuity and splits into a number of individual lenses that have average gold grades in the range of 2 to 3.5 grams of gold per tonne.

  •
  At their northeastern end, the North and South Zones coalesce into the Stockwork Zone. Its dimensions in the upper part of the deposit are 400 to 500 metres long by 50 to 200 metres wide, with an average gold grade of 5 to 6 grams of gold per tonne. The Stockwork Zone plunges northeasterly at 40 degrees to 50 degrees, and diminishes in size below an elevation of 3,700 metres. Geographically, the Stockwork Zone is located closest to the pit highwall and thus has a large effect on the overall strip ratio of the pit. Drilling further extended the Stockwork Zone down dip and outlined a higher grade core beneath the bottom of the planned open pit.

  •
  In the southwestern part of the Central Deposit, the SB Zone (structurally a part of the South Zone) tops out at an elevation of 3,900 metres. The discovery of the SB Zone gave rise to a large increase in the mineral reserves of the Central deposit in 2005. Drilling since 2008 has extended the SB Zone along strike to the southwest and northeast increasing the current known strike extent to 1,000 metres, a vertical extent of 650 metres, and a width that ranges from 6 to 75 metres, with grades in the range of 5 grams of gold per tonne.

  •
  The Stockwork and SB Zones are separated by the Saddle Zone, a narrow but consistent zone of moderate grade mineralization generally located along the hangingwall contact of a broader zone of lower grade mineralization up to 200 metres in width.

The Southwest Deposit

        The Southwest deposit is located three kilometres to the southwest of the Central deposit across the Davidov glacier, along the Kumtor fault. Recent underground drilling has defined the southwestern limit of the SB Zone and the northeastern limit of the SW Deposit below the glacier, with a barren gap of approximately 600 metres. To the southwest, the Southwest Deposit is covered by the Sarytor Glacier, beyond which additional mineralization is known as the Sarytor Deposit.

        The structural/lithological framework of the Sarytor and Southwest deposits is identical to those of the Central deposit with structural dips generally at angles ranging from 20 degrees to 50 degrees, somewhat shallower than at the Central deposit.

The Sarytor Deposit

        The Sarytor deposit is located further southwest from the Southwest Deposit. The two deposits are interpreted as being contiguous below the Sarytor Glacier. The main geological structures are common for the Southwest and Sarytor Deposit. Drill results indicate that the mineralized section in the Sarytor Deposit strikes east-west and dips south at 20 degrees to 30 degrees. The thickness of the mineralized envelope is relatively consistent and varies from 80 to 120 metres, with the strike length of the known mineralization being approximately 800 metres.

        Host rocks are structurally disturbed slates and phyllites with lenses of till-like conglomerates and dolomitic slates. Development of background alteration is weak and represented mainly by vein-type silicification. Unaltered host rocks do not carry any elevated gold values. The mineralized zone has been traced by drilling for 200 to 300 metres down dip.

        The mineralized envelope hosts three mineralized zones separated by zones of strongly faulted, barren host rocks. Alteration intensity and zone thickness increase southward. Metasomatism is represented by banded albite-carbonate-quartz alteration with 3% to 5% pyrite. Barite and siderite are well developed in the southern part of Sarytor. As a rule, pyrite content generally correlates with the gold grade.

Historical Exploration and Drilling

        The principal exploration data acquisition method at the Kumtor Mine is diamond drilling. There is a large historical drillhole database (augmented by underground exploration results) dating back to Soviet times. To a large extent, this information is no longer relevant to the current mineral reserve estimate, since the upper parts of the Central Deposit, to which the historical information pertained, have now been mined out. Models for the Southwest and Sarytor Deposits use very little historical Soviet era data. There are only small areas in the current mineral reserves that rely on Soviet data, and these old data is progressively being verified by in-fill or replacement drilling.

        As a result of the lack of sufficiently detailed information in the Central Deposit below an elevation of 3,950 metres, about 28% of the Kumtor Feasibility Study open-pit mineral reserves, which contain one-quarter of the total gold to be mined, had been substantially less well documented than the upper part of the deposit. To fill this information gap, and to explore for extensions to the known mineralization, Kumtor undertook a large in-fill diamond drill program in the years 1998 to 2013, comprised of 879 holes in the Central Deposit totalling 308,183 metres and 613 holes on other targets totalling 115,770 metres. Drilling was undertaken from various pit benches and setups outside of the pit, including setups on the waste piles. The drilling has increased the density of the drill pattern in the lower part of the deposit to equal to or better than that available at the time of the Kumtor Feasibility Study for the above the 3,950 metre elevation. The cutoff grade utilized in the Central Deposit is 0.85 g/t Au and 1.0 g/t Au for the Southwest and Sarytor Deposits.

        In the Central, Southwest, and Sarytor Deposits, the drill holes are now generally spaced 30 to 40 metres along strike and 40 to 80 metres down-dip in geologically complex areas, and at 80 metres along strike and 60 to 80 metres down-dip in other areas. The Kumtor project database as of December 2015 consisted of more than 361,200 assays, with roughly 20% dating from the Soviet era. Of the remaining reserves and resources, only a small fraction, estimated to be less than 10%, are reliant on Soviet era data and, in almost all cases, some Centerra data was used to confirm these results.

        The majority of the Kumtor diamond drill holes are steeply inclined and recover HQ-size core, except when ground conditions necessitate a reduction in core size to NQ. For all of the holes, drill collars are surveyed and down-hole deviations are measured at intervals of 20 to 30 metres using a reflex single shot camera. Limitations on set-ups dictate that a certain number of off-section holes are drilled. Drill cores are logged for geological and geotechnical information, and are photographed prior to sampling. Drill-collar coordinates, down-hole deviation surveys, assay results, and information on lithology, alteration and mineralization are recorded in the mine or exploration drilling databases.

        Drill core recovery typically varies from 80% to 100%, averaging greater than 95%. In certain cases where the core recovery from mineralized intervals is low, the hole is stopped and re-drilled to achieve better core recovery. There is no evidence that core recovery issues impact the reliability of the gold assay data used for mineral resource and reserve estimation. The angle of intersections between the drill holes and the mineralization is generally such that the true width of the mineralization is equivalent to 70% to 95% of the length of mineralized drill-hole intervals.

Sample Preparation, Analysis and Security

        All sample collection, preparation and assaying from the 1998 to March 2013 drilling programs were performed by Kumtor project personnel at the Kumtor owned site laboratory, which is not certified but is subjected to periodic calibration and operations checks by the Kyrgyz National Accreditations agency. Sample collection protocols are monitored by the Kumtor Quality Assurance/Quality Control (QA/QC) geologist. Laboratory preparation and assay protocols are supervised by the chief assayer at the Kumtor project.

        Quality control procedures have evolved over time. Prior to 2008, the internal quality control measures at the Kumtor mine laboratory consisted of the routine insertion of internally prepared standards and a blank at a combined rate of one standard and one blank per 22 samples. Quality control checks were routinely performed on reject duplicates. In addition, a minimum of 20% of the total samples from the Kumtor drill programs have been re-assayed using the fire assay method with a gravimetric finish.

        In early 2008, the mine laboratory introduced four standards and a blank from CDN Resource Laboratories and re-assaying of all batches that fail the internal QA/QC limits became automatic. The mine laboratory routinely re-assayed duplicate pulps at a rate of 20% as an internal check on assay precision. The revised protocols introduced in 2008 have resulted in a significant reduction in duplicate assaying of waste material and a marked improvement of the reliability of assays within mineralized zones.

        From 2008 to early 2013, all external check assaying on reject duplicates had been undertaken at Alex Stewart Assayers and Environmental Laboratory (ALS) located in Kara Balta, which has had ISO 9001 accreditation since 2007 and participates in an international laboratory round-robin organized by Geostats Pty. Ltd.

        In late 2012, an audit of the KGC laboratory and QA/QC procedures was conducted by Lynda Bloom of Analytical Solutions Laboratory. Based on recommendations of this independent audit, QA/QC protocols were modified and primary exploration drill sample analysis was moved from the mine site to ALS effective April 2013.

        The QA/QC program was modified to include the insertion of a coarse blank three in every 100 samples and the insertion of reference material two in every 100 samples. The selection of reference material was reduced from forty-four to ten.

        Samples were dispatched from the mine site to ALS twice weekly by Cher SGB Company. As the drill holes are located within the Central, Southwest and Sarytor pits and transported directly to the ALS laboratory, the validity and integrity of the samples along the chain of custody is assumed and additional security of samples is not required in this mining environment.

        The assay method used was fire assay with atomic absorption finish. Gold grades over 100 ppm were re-analyzed via fire assay with ICP MS. The results were reported back to the mine site within two days after receipt of samples by the laboratory.

        The Central Scientific Research Laboratory (CSRL) in Kara-Balta was used as a check lab to ALS. Although CSRL is not a certified lab, it was deemed adequate for use as a check lab. Checks were routinely made on a twice quarterly basis with four pulps randomly selected from one hundred, including low and high gold materials. Blanks and standards were similarly inserted as in the primary analysis.

        There are no drilling, sampling or recovery factors that could have a material impact on the accuracy or reliability of the current mineral reserve and resource estimate.

Kumtor Mineral Resource and Reserve Estimates

        All Mineral Resource and Mineral Reserve estimates were prepared in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum Standards for Mineral Resource and Mineral Reserves (2014) as incorporated into NI 43-101 and were prepared, reviewed, verified and compiled by Centerra's geological and mining staff under the supervision of Gordon Reid, Professional Engineer and Centerra's Vice-President and Chief Operating Officer, who is the qualified person for the purpose of NI 43-101.

        The table below summarizes open pit and underground Mineral Resources exclusive of Mineral Reserves as of December 31, 2015, based on a $1,450/oz gold price. The 2015 year-end open pit Measured and Indicated Mineral Resources total 29.6 million tonnes averaging 2.7 g/t Au and contain 2.6 million ounces of gold. In addition, the 2015 year-end open pit Inferred Mineral Resources total 3.9 million tonnes averaging 1.2 g/t Au and contain 148,000 ounces of gold. As well, the 2015 year-end underground Inferred Mineral Resources total 4.7 million tonnes averaging 11.3 g/t Au and contain 1.7 million ounces of gold. The potential quantity and grade of the indicated mineral resources and the inferred mineral resources are conceptual in nature, as there has been insufficient exploration to define a mineral resource and it is uncertain if further exploration will result in the target being delineated as a mineral resource.

        The resource model update for the Central Deposit was prepared in December 2015, using all of the drillholes available as of that date, by the Centerra Technical Services department. ARANZ Leapfrog software was used to update the principal mineralized domains throughout the Central Deposit and values for gold were interpolated into blocks using inverse distance cubed (ID2) in GEMS.

        The resource model for the Sarytor and Southwest Deposits was prepared in June 2014, using all of the drillholes available as of that date, by Centerra. Geovia Surpac (Surpac) was used to model the mineralized domains within the Sarytor and Southwest Deposits and values for gold were interpolated into blocks using ordinary kriging (OK) in GEMS.

        The underground resource model for the SB and Stockwork Zones of the Central Deposit was prepared in December 2013, using all of the drillholes available as of that date.

        Centerra reviewed the resource assumptions, input parameters, geological interpretation, and block modelling procedures and is of the opinion that the Mineral Resource estimates are appropriate for the style of mineralization and that the resource models are reasonable and acceptable to support the 2015

Mineral Resource and Mineral Reserve estimates. The Qualified Person for the resource estimate is Centerra Corporate Geologist, Pierre Landry, P.Geo.

        Centerra is not aware of any known metallurgical, environmental, permitting, legal, title, taxation, socio-economic, marketing, political, or other relevant factors that could materially affect the resource estimate at the time of this report, other than as discussed in the Kumtor Technical Report or herein.

        For the Kumtor Mine, updated pit designs were created in 2015 and were selected from a number of alternatives investigated, with particular emphasis on geotechnical considerations The economic studies undertaken by KGC and the LOM plan subsequently adopted by Centerra demonstrate that the Kumtor Mine Mineral Reserves are the economically mineable part of a Measured and/or Indicated Mineral Resource as defined by the CIM Definition Standards for Mineral Resources and Mineral Reserves (CIM, 2014) as incorporated into NI 43-101.

        In the Central Pit KS-2015YE block model, the grades have been diluted out from the mineralized domains to the full size of the blocks. The model has been calibrated to the blasthole model, so it is assumed that this process has adequately accounted for external mining dilution. In the Southwest and Sarytor Deposits SRSW-2014YE block model, external dilution has been estimated based on the percentage of the block inside the mineralized domain. Blocks that were diluted below the cut-off grade are not included in the Mineral Reserves. The net result of this process is a reduction in contained gold of approximately 4%, as compared to the undiluted model.

        Mineral Resources as of December 31, 2015 are:

KUMTOR MINERAL RESOURCE ESTIMATE SUMMARY—
AS OF DECEMBER 31, 2015(2)(5)(6)(7)(8)

	Classification(1)	Tonnes (kt)	Grade Au (g/t)	Contained Gold (koz)
Kumtor Open Pit(3)	Measured	14,317	3.2	1,473
	Indicated	15,144	2.7	1,330
	Measured and Indicated	29,602	2.7	2,564
	Inferred	3,894	1.2	148
Kumtor Stockwork Underground	Inferred	931	11.6	348
Kumtor SB Zone Underground(4)	Inferred	3,806	10.7	1,315
Total Underground Inferred	Inferred	4,737	10.9	1,663

Notes:

(1)
CIM definitions were followed for classification of Mineral Resources.

(2)
Mineral Resources are in addition to Mineral Reserves.

(3)
Open Pit Mineral Resources are estimated at a cut-off grade of 0.85 g/t Au for the Central Pit and 1.0 g/t Au for the Sarytor and Southwest Deposits.

(4)
Underground Mineral Resources are estimated at a cut-off grade of 6.0 g/t Au.

(5)
Mineral Resources are estimated using a long-term gold price of $1,450 per ounce.

(6)
High assays or composites are capped between 30 g/t Au and 70 g/t Au.

(7)
Bulk densities are 0.92 t/m3 for glacial ice, 2.30 t/m3 for weathered rock and 2.85 t/m3 fresh rock.

(8)
Numbers may not add due to rounding.

        Mineral resources that are not mineral reserves have no demonstrated economic viability. Additionally, inferred mineral resources have a large degree of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or any part of the inferred resources can be upgraded to a higher resource category.

        Mineral Reserves as of December 31, 2015 are as follows:

MINERAL RESERVE SUMMARY
AS OF DECEMBER 31, 2015(1)(2)(3)(4)(5)(6)(7)

Proven Mineral Reserves			Probable Mineral Reserves			Total Proven and Probable Mineral Reserves
Tonnes (kt)	Grade Au (g/t)	Contained Gold (koz)	Tonnes (kt)	Grade Au(g/t)	Contained Gold (koz)	Tonnes (kt)	Grade Au (g/t)	Contained Gold (koz)
8,832	1.4	402	60,406	2.7	5,240	69,239	2.5	5,641

  Notes:

(1)
CIM definitions were followed for classification of Mineral Reserves.

(2)
Open Pit Mineral Reserves are estimated at a cut-off grade of 0.85 g/t Au for the Central Pit and 1.0. g/t Au for the Southwest and Sarytor Deposits.

(3)
Mineral Reserves are estimated using a long-term gold price of $1,200 per ounce

(4)
High assays or composites are capped between 30 g/t Au and 70 g/t Au.

(5)
Bulk densities are 0.92 t/m3 for glacial ice, 2.30 t/m3 for weathered rock and 2.85 t/m3 fresh rock.

(6)
Price assumptions reflect long-term price forecasts.

(7)
Numbers may not add due to rounding.

        Mineral Reserves could be materially affected by the risk factors described under the heading "Risks Related to Centerra".

Mining Operations

Mining

        Mining operations at the Kumtor Mine use conventional open pit mining methods. Mining in the Central Pit is done on 10 metre benches. Ore at the smaller Southwest and Sarytor pits will be mined on nominal 4 metre benches for better mining selectivity of the smaller ore zones.

        Blast holes are drilled using six diesel-powered Sandvik DR-460 rig and two Drilltech D55SP rotary-percussion drill rigs, with a hole diameter of 300 millimetres (mm). Charging the holes is undertaken by special bulk explosives trucks delivering either ammonium nitrate with fuel oil, or emulsion explosives for wet holes. The explosives consumption is about 0.26 kg per tonne of ore or waste.

        The main loading fleet operating at the end of 2015 consisted of five Hitachi 3600 shovels, nine Liebherr 9350 hydraulic shovels, and one CAT 5130 B hydraulic shovel. The main haulage fleet operating at the end of 2015 was 71 CAT 789 haul trucks and 32 CAT 785 haul trucks.

Milling

        The current Kumtor Mill flowsheet reflects the fine-grained nature of the gold and its intimate association with pyrite and consists of crushing, grinding, pyrite flotation and double re-grinding of the flotation concentrate. Two separate carbon-in-leach (CIL) circuits recover the gold from the re-ground concentrate and from the flotation tails, with final gold recovery accomplished by carbon stripping, electrowinning and refining. The mill throughput in 2015 was approximately 5.8 million tonnes per year and the mill experienced an average run-time capacity of approximately 16,000 tonnes per day.

        The ore to be milled is managed through a number of stockpiles that receive ore of different metallurgical character and of different grade ranges as determined by grade-control data and thus allow blending of the mill feed for optimum gold recovery. A gyratory crusher reduces run-of-mine to minus 200 millimetres. The ore is then fed to a coarse ore stockpile from which it is reclaimed for grinding, first to a semi-autogenous (SAG) mill and then to a ball mill, which together reduce the grain size to 80% passing 140 microns. A bulk sulphide concentrate representing 7% to 11% of the original mill feed is then produced with a grade of 30 to 50 grams of gold per tonne and a gold recovery of 87% to 92% into the concentrate.

        The flotation concentrate is re-ground in a ball mill to approximately 90% passing 20 microns. After thickening to 50% solids, it is once more re-ground to 95% to 98% passing 20 microns in an ultra-fine grinding mill (IsaMill). The IsaMill was commissioned in October 2005 and provides additional incremental liberation of the fine gold (2-5 microns) enclosed in pyrite. The concentrate is diluted to 45% solids, pre-aerated for 40 hours and leached for 80 hours in the concentrate CIL circuit consisting of six agitated tanks in series.

        The flotation tailings are thickened to 50% solids in the flotation tailings thickener and leached in the flotation tailings CIL circuit, which consists of three agitated tanks in series. Cyanide additions and carbon concentrations are lower in the tailings CIL circuit compared to the concentrate CIL circuit. Overflow from all four thickeners is recycled through the process.

        The carbon in both CIL circuits is moved forward counter-current to the slurry flow, and the loaded carbon from the first flotation tailings CIL tank is pumped to the third concentrate CIL tank to continue loading. Loaded carbon from the first concentrate CIL tank is pumped to the gold recovery plant. The loaded carbon is stripped and the gold subsequently recovered by electro-winning. Gold flake is washed from the cathodes, dried and smelted in an induction furnace and cast into doré bars.

        Gold recovery is affected by the preg-robbing character of some of the ore due to active graphite. This negative effect is moderated by adding diesel fuel, as a masking agent, to the SAG and the re-grind mills, and through blending to control the percentage of ore with preg-robbing characteristics in the Mill feed.

        Historically, the overall Mill recovery is 78% to 80%, averaging 79.4%. Based on the experience to date, future annual recoveries can be expected to range from 54% to 83%, averaging 78% depending on the head grade, ore source, and ore characteristics.

        Concentrate CIL tailings and flotation CIL tailings are combined and discharged by gravity to the tailings disposal area through a slurry pipeline system.

Geotechnical Issues Affecting the Kumtor Open Pit

Pit Wall Stability

        The final pit walls will have a vertical extent of up to 620 metres in the SB Zone part of the Central Pit (up to 960 metres if the natural slope above is considered) and up to 750 metres in the Stockwork Zone area. In general, there is a higher risk associated with higher rock walls.

        The pit wall slopes for the LOM pit design follow the recommendations by Golder Associates Ltd., who have been providing long-term geotechnical advice to KGC. Following two failures of the northeast highwall in 2002 and 2006, a comprehensive program of structural mapping, geotechnical drilling and modelling has resulted in a reduction of the design pit walls to generally between 26 degrees and 34 degrees. The slope angles recommended by Golder Associates Ltd. will be validated by additional geotechnical drilling, particularly in the southeast and east parts of the Central Pit. The geotechnical drilling started in mid- 2015 and is expected to be completed in 2016. The design slope angles assume that the pit walls are depressurized, and drilling to accomplish depressurization is part of the mine plan.

        Operations at the Central Pit have been negatively affected as a result of two substantial failures of the bedrock highwall that forms the northeastern limit of the Central Pit as well as less severe deformations that occurred in other parts of the pit.

        The first northeast highwall failure in the Stockwork Zone on July 8, 2002 resulted in the temporary suspension of operations, and led to a shortfall in 2002 production because the Stockwork Zone was rendered temporarily inaccessible. A second failure of similar magnitude occurred on July 13, 2006, in an area above the Stockwork Zone that was planned to be mined in 2006 and 2007. Mining from the area has since been deferred and has concentrated on the southern part of the Central Pit to exploit the SB Zone discovered in 2005.

        Following the second ground wall movement, KGC, Golder Associates Ltd. and Centerra continued to assess the causes of the pit wall failure and have developed remedial measures and long-term pit slope design criteria that would reduce the possibility of a recurrence. This work has provided insight into the mechanisms of the highwall failures.

        In the 2009 year-end Mineral Reserve estimate and LOM plan, the northeastern highwall design was revised from a slope angle of 36 degrees to a slope angle in the order of 30 degrees. This design increases the probability that the known wedges that gave rise to the two failures will not cause another wall failure. Since 2006, the inactive highwall has been stable based on the monitoring data collected from approximately 100 survey prisms. The safety of the highwall design depends on the state of its depressurization. If the highwall is not or cannot be sufficiently depressurized and proves to be unstable at the current slope angles, the Mineral Reserves and LOM plan for this part of the Central Pit would be adversely affected. However, that part of the Lysii Glacier providing meltwater to the northeast highwall will be mined out in 2019 according to the LOM mine plan, mitigating against most surface water entering the northeastern highwall and KGC plans to maintain an active drilling depressurization program in the area.

        The southern part of the Central Pit which exploits the SB Zone has undergone several revisions to its design bedrock slope angles. The slope angles of 36 degrees originally specified in 2006 were revised to approximately 30 to 34 degrees for most sectors, with only a few retaining an angle of 36 degrees. The revisions were required as a result of ravelling and deformation of the rock slopes during previous mining activities and were determined using a substantial amount of geotechnical drilling completed after 2006. This has shown that the structural features causing slope instability dip into the pit at relatively shallow angles (more or less parallel to the pit slopes) in two major sectors (northwestern and eastern walls). The pit walls are now designed to avoid undercutting of these structures. The safety of the walls depends on the accuracy of the structural geological model, which is being continuously refined and updated, as well as the ability to depressurize water-bearing faults and structures. Additional geotechnical drilling commenced in 2015 in portions of the southeastern and eastern walls into which the pit will expand, and more slope-angle revisions may be required. It is important to note that a downward change in the overall slope angle will impact the Mineral Reserve estimates and/or the projected economics of the project.

        The LOM pit crest will ultimately be located 90 metres from the Mill, representing a Factor of Safety of 1.34. This assumption is based on the current understanding of pore water pressure in the northwest wall sector. The final LOM pit crest will not reach 90 metres from the Mill until the penultimate cutback allowing sufficient time to validate the current model.

Glacier Ice

        In order to access the Mineral Reserve, KGC is required to mine glacial ice. There is uncertainty in predicting the rate at which Davidov Glacier ice mining has to be accomplished to develop the southern part of Central Pit. The volume of ice mining and the additional mining equipment required to accomplish this are therefore subject to upward revision, possibly in a substantial way. In 2014, high deformation rates of the South Arm of Davidov Glacier required the construction of a 90 metre high toe buttress constructed of rock mined from the Central Pit to provide for safe mining below. Should ice mining not keep up with the forward ice movement, or a similar toe buttress be ineffective for managing glacier ice movements from future cutbacks, interruptions to the LOM plan with respect to mining of the SB Zone would occur, with negative implications for the mine plan and the project cash flow.

Waste Dumps

        The LOM plan requires waste rock to be deposited in waste rock dumps located in the Davidov, Sarytor, and Lysii Valleys. The waste dumps are on top of permafrost, fine-grained moraine soils, with high ground ice content within the Davidov and Sarytor Valleys and to a lesser extent, the Lysii Valley. Based on performance monitoring to date of the three waste dumps, continued deformation of the waste dumps has been incorporated into the waste-dump design. However, should the dumps become sufficiently unstable, their use will have to be reduced or stopped entirely. Such circumstance would adversely impact the LOM plan and economic performance of the Kumtor Mine operation.

Tailings Management Facility

        To accommodate the shortfall previously discussed in the TMF, additional storage options being considered include raising of the existing tailings dam and construction of a new TMF either within or outside the Concession Area. The LOM plan assumes the additional storage will be realized by raising of the existing tailings dam. If permitting of this option cannot be obtained, additional capital expenditures beyond those in the current capital budget for the new LOM plan would be incurred.

Petrov Lake

        Petrov Lake is a glacier lake that has formed with the retreat of Petrov Glacier and is located approximately 5 kilometres upstream of the tailings dam. The lake has formed due to glacier meltwaters being dammed by a natural terminal moraine which is mostly frozen and likely contains buried glacier ice. Thawing of the moraine dam, to an extent that it allows for piping or overtopping of the dam, may lead to a dam breach and the uncontrolled release of lake water that can potentially erode a section of the tailings dam and damage other downstream facilities. KGC considers any damage to the tailings dam a serious threat. Climate change is considered the most likely mechanism for initiating thawing. While the risk of an uncontrolled release occurring during the life of the mining operation is considered low, this is a future event that needs to be considered for mine closure. An early warning system has been installed to determine structural changes in flow and possible acceleration in seepage through the moraine dam. There are also plans to add an additional fully automated geotechnical monitoring systems in 2016 to further safeguard people working downstream of the moraine dam.

Production Estimate for 2016

        The LOM plan contemplates open-pit mining to 2023 and milling operations at the Kumtor project to the end of 2026. The LOM plan is based only on open-pit mineral reserves and has no provision for production from any underground mining activities.

        Centerra's 2016 gold production and unit costs estimated for Kumtor are forecast as follows:

	2016 Production Forecast (ounces of gold)	2016 All-in Sustaining Costs(1) ($ per ounce sold)	2016 All-in Costs (pre-tax)(1) ($ per ounce sold)
Kumtor	480,000 - 530,000	$817 - $902	$866 - $956

(1)
All-in Sustaining Costs and All-in Costs are non-IFRS Measures—see "Non-IFRS Measures".

        The foregoing production estimate and certain statements of Centerra's plans and expectations for production at Kumtor, including cost estimates, and elsewhere under this heading "Additional Information about Centerra", are forward-looking information and are based upon the following key assumptions and subject to the following factors that could cause results to differ materially:

  •
  The Kumtor resource model performs as expected.

  •
  Grades and recoveries at Kumtor will remain consistent with the 2016 production plan to achieve the forecast gold production.

  •
  All mine plans and related permits and authorizations at Kumtor receive timely approval from all relevant governmental agencies.

  •
  That any discussions between the Kyrgyz Government and Centerra regarding the resolution of all outstanding matters affecting the Kumtor Project are satisfactory to Centerra, fair to all of Centerra's shareholders, and that any such resolution will receive all necessary legal and regulatory approvals under Kyrgyz law and/or Canadian law.

  •
  The buttress constructed at the bottom of the Davidov glacier continues to function as planned.

  •
  Any recurrence of political or civil unrest in the Kyrgyz Republic will not impact operations, including movement of people, supplies and gold shipments to and from the Kumtor mine and/or power to the mine site.

  •
  Any actions taken by the Kyrgyz Republic Parliament and Government do not have a material impact on operations or financial results. This includes any action being taken by the Parliament or Government to cancel the agreements governing the Kumtor Project, or taking any actions which would be inconsistent with the rights of Centerra and KGC under the Kumtor Project Agreements.

  •
  The environmental claims received from the Kyrgyz regulatory authorities in the aggregate amount of approximately $473 million (at the then current exchange rates) and the claims of the Kyrgyz Republic's General Prosecutor's Office purporting to invalidate land use rights and/or seize land at Kumtor and to unwind the 2013 Dividend, and any further claims, whether alleging environmental allegations or otherwise, are resolved without material impact on Centerra's operations or financial results. See "Additional Information about Centerra—Legal Proceedings".

  •
  The accession of the Kyrgyz Republic into the Eurasian Economic Union and/or any sanctions imposed on Russian entities do not have a negative effect on the costs or availability of inputs or equipment to the Kumtor Project.

  •
  KGC is able to successfully manage the various geotechnical matters experienced at the Kumtor mine, including pitwall stability and the movement of waste dumps.

  •
  The additional drilling scheduled to validate the slope angles recommended by Golder Associates Ltd. do not result in any material changes to the slope angles for the Central Pit.

  •
  Centerra is able to manage the risks associated with the increased height of the pit walls at Kumtor.

  •
  The dewatering program at Kumtor continues to produce the expected results and the water management system works as planned.

  •
  The Kumtor mill continues to operate as expected.

  •
  Exchange rates, prices of key consumables, costs of power and water usage fees and other costs assumptions at Kumtor are not significantly higher than prices assumed in planning.

  •
  No unplanned delays in or interruption of scheduled production from Centerra's mines, including due to civil unrest, natural phenomena, regulatory or political disputes, equipment breakdown or other developmental and operational risks.

  •
  No labour disruption occurs at Kumtor.

  •
  Inflation rates in the Kyrgyz Republic will stabilize.

        The foregoing production estimate and certain statements of Centerra's plans and expectations for production at Kumtor also assumes there will be no material unexpected disruptions to Centerra' planned production schedule, but operations at Kumtor are subject to the risk of delays associated with:

  •
  political instability and political unrest in the Kyrgyz Republic

  •
  further ground movements of the pit walls waste dump, Davidov glacier or tailings dam

  •
  fires

  •
  seismic activities

  •
  weather and other natural phenomenon

  •
  the occurrence of water inflows

  •
  unexpected geological or hydrological conditions

  •
  employee relations

  •
  litigation or arbitration proceedings

  •
  blockades or opposition by local communities

  •
  equipment failure

  •
  procurement of required capital equipment, operating parts and supplies

  •
  environmental and safety risks including increased regulatory burden

        Other factors that could cause actual results or events to differ materially from Centerra's current expectations include, among other things:

  •
  volatility and sensitivity to market prices for gold

  •
  replacement of mineral reserves

  •
  increases in production and capital costs

  •
  inability to enforce legal right

  •
  defects in title

  •
  imprecision in mineral reserve estimates

  •
  success of future exploration and development initiatives

  •
  competition

  •
  operating performance of the facilities

  •
  the speculative nature of exploration and development, including the risks of obtaining necessary permits and approvals from government authorities

  •
  changes in national and local government legislation, taxation, controls, regulations, policies and political or economic developments in the Kyrgyz Republic

  •
  other development and operating risk

        If actual results differ materially from the assumptions set out above or any of the material risk factors identified elsewhere herein concerning Centerra, including in the sections entitled "Additional Information About Centerra—Cautionary Statement" and "Risk Factors—Risks Relating to Centerra", occur, production from Kumtor and cost estimates may differ materially from the foregoing production estimate and Centerra's plans and expectations for production at Kumtor, including cost estimates.

Gold Sales

        All gold doré produced by the Kumtor Project is purchased at the mine site by Kyrgyzaltyn for processing at its refinery in the Kyrgyz Republic pursuant to the Restated Gold and Silver Sale Agreement Centerra entered into with Kyrgyzaltyn and the Kyrgyz Government. Under these arrangements, Kyrgyzaltyn is required to pay for all gold delivered to it, based on the afternoon fixing of the price of gold on the London Bullion Market, by the 12th calendar day following delivery of the gold doré. The obligations of Kyrgyzaltyn are partially secured by a pledge of 2,850,000 shares of Centerra owned by Kyrgyzaltyn.

        As at March 31, 2016, $0.2 million was outstanding under the Restated Gold and Silver Sales Agreement between KGC, Kyrgyzaltyn and the Government of the Kyrgyz Republic dated June 6, 2009 (December 31, 2015—$25.7 million) and this amount was collected subsequent to the end of the quarter.

        Kyrgyzaltyn held contractual discussions with its off-take bank in March 2016 which were completed in early April 2016. During these discussions gold shipments from Kumtor were temporarily delayed and eventually resumed in April 2016.

        The obligations of Kyrgyzaltyn are secured in part by a pledge of a portion of Centerra's common shares owned by Kyrgyzaltyn. All gold doré produced by the mine to date has been purchased by Kyrgyzaltyn pursuant to these arrangements (or its predecessor arrangements) without incident.

Taxes

        The Restated Investment Agreement establishes a comprehensive tax regime for the Kumtor Project effective January 1, 2008 and continuing until the termination of the Restated Concession Agreement. Except for the payments set out below, the Kumtor Project is exempt from all other present and future taxes.

        Except as expressly provided in the Restated Investment Agreement, the rates, amounts and other terms of any taxes or other payments are not subject to any future change in legislation or treaty provisions which would be more burdensome to the Kumtor Project or Centerra. The Kumtor Project and Centerra are entitled to benefit from any generally applicable future change in legislation or treaty provisions with respect to taxes or other payments payable under (b), (g), (h), (j) and (k) below which is beneficial to any of them. To the extent any rates that are capped by the provisions of (b), (g), (h), (j) and (k) below are decreased due to a change in legislation, such rates can be increased by a future change in legislation, provided that any such increased rates from time to time shall not exceed the rates in effect on April 24, 2009.

        The taxes provided for in the Restated Investment Agreement are as follows:

  (a)
  a tax on gross revenue of 13%, payable monthly (the "Gross Proceeds Tax")

  (b)
  customs administration fees at generally applicable rates, which are not to exceed those rates in effect on April 24, 2009

  (c)
  a contribution of 1% of gross revenue to the Issyk-Kul Oblast Development Fund (the "Issyk-Kul Contribution")

  (d)
  an annual payment of 4% of gross revenue against which all capital and exploration expenditures in the Kyrgyz Republic are fully credited, with expenditures not required for credit in any particular year carried forward for credit in future years

  (e)
  an environmental pollution charge of $310,000 per year

  (f)
  a land use and access fee of $1,250,000 per quarter, against which the Gross Proceeds Tax and Issyk-Kul Contribution are credited in full

  (g)
  sales tax at generally applicable rates on goods and services purchased in relation to the Kumtor project

  (h)
  value added tax at generally applicable rates on goods and services purchased by KGC and KOC, except for goods and services imported in relation to the Kumtor project

  (i)
  generally applicable fees for licenses, registrations, travel visas and other fees for discrete government services, provided that such fees shall not exceed those in effect on April 24, 2009

  (j)
  payroll deductions for all employees subject to Kyrgyz income tax and contributions to the Social Fund of the Kyrgyz Republic in respect of employees who are Kyrgyz citizens, in each case at generally applicable rates

  (k)
  excise taxes at generally applicable rates except on goods imported in relation to the Kumtor project

        In addition, the Restated Investment Agreement provides that the Kumtor project is exempt from certain other obligations, including:

  (a)
  all withholding obligations with respect to payments to third parties, but such third parties are not exempt from the relevant taxes to which the withholding would otherwise relate, subject to the benefits provided to such third parties in any applicable international treaties

  (b)
  paying taxes with respect to intra-group transactions, including for services, dividends, interest and other distributions or transactions

  (c)
  customs duties in relation to goods imported into the Kyrgyz Republic

        Effective June 6, 2009, a management fee fixed at $1 per ounce of gold sold, inclusive of any taxes, is payable by us to Kyrgyzaltyn.

        In September 2011, KGC signed a protocol with the State Tax Service of the Kyrgyz Republic pursuant to which KGC agreed to voluntarily administer withholding taxes as provided in the Kyrgyz Tax Code (as modified by applicable tax treaties) with respect to payments made by KGC to its foreign service providers who are domiciled in countries that do not have a tax treaty with the Kyrgyz Republic. In addition, KGC voluntarily agreed to pay an amount of $0.7 million in 2011, being the amount not withheld since the effective date of the Restated Investment Agreement to September 2011.

Environmental Conditions

        During the financial year ended December 31, 2015, Centerra spent approximately $6.9 million in connection with Centerra's environmental programs relating to Centerra's Kyrgyz Republic operations. If the environmental laws and regulations relating to Centerra's operations in the Kyrgyz Republic were to change, or the enforcement of such laws and regulations were to become more rigorous, Centerra may be required to incur additional capital and operating expenditures to comply. Such changes could have a material adverse effect on Centerra's financial position. See "Risk Factors—Risks Relating to Centerra".

        The Kumtor Project has a formal Environmental Management System (defined above as the Kumtor EMS) in place as well as an Environmental Management Action Plan (defined above as the EMAP) which are designed to address the Kumtor Project's environmental related legal requirements.

        The Kumtor EMS aligns with the ISO-14001 standards for determining and managing environmental aspects associated with its activities. The Kumtor EMS addresses impacts of the operation on the environment and monitors compliance with the various permits issued by the Kyrgyz authorities. The system provides scheduled monitoring, engineering controls and reporting on the following areas:

  •
  effluent treatment plant

  •
  TMF

  •
  mill site and mine waste dumps runoff effluents

  •
  acid generation potential testing and recommendations

  •
  dust control

  •
  spill incidents on site and off site

  •
  hazardous materials handling

  •
  environment impact monitoring

  •
  planning for site decommissioning and rehabilitation

  •
  potable water treatment system

  •
  sewage operation

  •
  landfill operation and inventory

        The EMAP outlines Kumtor's environmental and safety commitments, including the regulations applicable to the Kumtor Project. Under the EMAP, Kumtor is obligated to comply with the most stringent of the following standards on any particular environmental aspect:

  •
  the environmental laws of the Kyrgyz Republic and the current KGC Occupational Health and Safety guidelines

  •
  Canadian federal laws

  •
  Saskatchewan provincial laws

        In addition to internal auditing and monitoring, external audits of environmental aspects are conducted on a regular basis; the results and recommendations (if any) of which are reviewed by us and implemented where possible. Recent external audits include:

  •
  In September 2008, independent audits were conducted on the Kumtor Project's industrial hygiene program.

  •
  In October 2008, independent consultants audited the Kumtor project's compliance with its EMAP in the following key areas: (i) hazardous materials usage, labeling, storage, transport and emergency response; (ii) environmental protection including protection of wildlife, site drainage, site emissions (air and water), waste rock disposal, etc.; (iii) closure, decommissioning and reclamation; (iv) spill containment, control and clean-up; and (v) site policies, programs, training, regulations and reporting procedures. The audit determined that the Kumtor Project is in material compliance with the requirements of the EMAP.

  •
  In October 2009, independent consultants audited the Kumtor Project's health, safety and environmental management systems ("HSEMS") in conjunction with a TMF system ("TFMS") audit. The purpose of the TFMS audit was to assess the relevant aspects associated with the control, monitoring and administration of the Kumtor tailings management facility. The HSEMS and TFMS were further assessed against the guidelines of the Mining Association of Canada to: (i) gain an understanding of the processes and programs currently in place for the implementation aspects of HSEMS; and (ii) identify the degree of conformance to established Kumtor programs and identify any gaps between existing Kumtor systems and requirements as set out in Kumtor's Environment Management System and Occupational Health and Safety Management System.

  •
  In August 2010, independent consultants audited the Kumtor Project's reclamation and conceptual closure plans against a number of common elements in the guidelines, best practices and protocols that have been prepared by various governments and industry associations.

  •
  In September 2010, EBRD, through an independent consultant, reviewed, among other things, the environmental and social impact and mitigation actions of the Kumtor Project's operations, as well as the ability of such mitigation actions to meet EBRD's relevant standards. This EBRD review was carried out in connection with the establishment of the Credit Facility.

  •
  In May 2011, EBRD, along with an independent consultant, carried out a follow-up audit to the September 2010 review.

  •
  The board of directors of Centerra retained a leading international expert, to conduct an independent assessment of the environmental practices and performance of the Kumtor project. The expert review and subsequent site visit, which were reported in October 2012, confirmed that the Parliamentary Commission Report's allegations are unfounded and that the Parliamentary Commission Report ignored results of numerous inspections and independent audits, published data and published government reports. The expert review concluded that, within the terms of reference of their assignment, no major or materially significant environmental issues were identified by the document review, site visit and legislative review at Kumtor. The review focused on numerous environmental areas, including waste management, environmental management systems and water management.

  •
  In August 2013, DLA Piper LLP and Kyrgyzaltyn retained a leading international expert to carry out an engineering and environmental risk assessment of the Kumtor Project. This assessment was done in the context of the discussion relating to a potential restructuring of the Kumtor project. In its report, the expert concluded that with respect to mining engineering and utilization of the ore resources and operation of the open pit, the Kumtor mine was currently operated according to international best practices. However, the report did make recommendations regarding geotechnical and environmental risks and liabilities, which, as part of Centerra's ongoing negotiations with the Kyrgyz Government and Kyrgyzaltyn regarding a potential restructuring of the Kumtor mine, Centerra has agreed to implement.

  •
  In 2014, Kumtor engaged a leading independent expert to audit its safety, health and environmental management system, which was completed in December 2014. The audit objectives were to (i) assess conformance of current Kumtor mine practices and process with requirements under ISO 14001 Environmental Management Standards (as discussed above), and others requirements; (ii) assess Kumtor's degree of alignment and capability to meet selected good international industry practices; and (iii) to identify existing good practices for safety, health and environmental management.

  •
  In 2015, EBRD engaged an independent consultant to assess Kumtor's compliance with the EBRD's Performance Requirements. The assessment found that the adoption of good international practice was evident throughout the operation and that Kumtor maintains a high level of compliance with the EBRD's Performance Requirements as evidenced by the competent environmental and social management controls.

        Each Kyrgyz enterprise with activities that have a potential negative impact on the environment must develop and maintain an ecological passport (defined above as Ecological Passport) providing for the basic levels of impact on the environment, including the level of MAE and MAD. The Ecological Passport is developed every five years and must be approved by the SAEPF.

        The Ecological Passport identifies some of the permits and approvals required by Kumtor for its operations, with annual permits required for MAE norms, MAD norms and water usage limits. The MAE norms and permits define the release of emissions into the air. There are two MAD norms and two permits regulating the discharge of treated effluents into surface water bodies, one to operate the tailings area treatment plant and the other to operate the sewage treatment plant. There are also water usage limits for the Kumtor mine and for the Balykchy marshalling yard. The MAE and MAD norms and permits must be renewed annually within the first quarter of each year and are designed to ensure that the water quality standards for communal use streams are met at the mixing zone in the Kumtor River just outside the mine site. Water usage limits must also be renewed on an annual basis.

        Kumtor's Ecological Passport for the Balychy marshalling yard is valid until October 2019.

        In November 2014, Kumtor submitted to SAEPF its application for a new Ecological Passport for the mine site—the then-existing Ecological Passport expired on December 2, 2014. SAEPF has expressed concerns about approving the passport due to the application of the 2005 Kyrgyz Republic Water Code. Kumtor continues to be in discussions with SAEPF. See "Additional Information About Centerra—Centerra's Properties—Kumtor—Delays in Receiving Required Approvals and Permits from Kyrgyz Republic Authorities".

        A number of other certificates, permits and licenses are required by various departments of the Kyrgyz Government with respect to the use of potentially toxic chemicals, transportation of dangerous goods, importing of blasting materials and sodium cyanide. All such approvals are currently valid and in good standing.

        See "Risk Factors—Risks Relating to Centerra".

Emergency Response Plan and Handling of Hazardous Materials

        The Kumtor project has an Emergency Response Plan ("ERP") and hazardous material transportation procedures. Centerra conducts quarterly mock exercises to test different aspects of the ERP, including response time, effective communications and the skills of the emergency response team and Centerra has updated the ERP to ensure notification protocols remain valid and improvements from the mock exercises are incorporated in the plan. This most recent ERP update remains valid and meets all Kyrgyz legal requirements and follows international standards.

        In October 2006, an independent consultant was retained by us to audit the transportation of cyanide from the warehouse facility in Urumqui, China to the Kumtor site. The Cyanide Transportation Verification Protocol issued by the International Cyanide Management Institute in September 2006 was

used to conduct the audit. The Kumtor Project was found to be in full compliance with all aspects of the transportation code with respect to the transportation cycle from the warehouse in China to the mine site in Kyrgyzstan.

        In 2010, in preparation for certification under the International Cyanide Management Code for the Manufacture, Transport and Use of Cyanide in the Production of Gold ("ICMC") (as discussed below), an independent consultant performed an audit of the Balykchy marshalling yard storage facility, transportation from the Balykchy marshalling yard to mine site and the mine site storage/use of cyanide. In April 2012, the International Cyanide Management's Institute ("ICMI") recorded the certification of Kumtor's cyanide transportation operation from Centerra's Balykchy marshalling yard to the Kumtor mine site as being in full compliance with ICMI's transportation protocol.

        Kumtor's Mine Operation were deemed to be in "substantial compliance" with the Cyanide Code in early 2012 by independent auditors. In order to achieve a full operational compliance status, Kumtor worked on completing a wildlife causation study to assess the effectiveness of existing protective mechanisms around the tailings facility. In September 2015 Kumtor's Transportation Operation was recertified in full compliance with the Cyanide Code.

Decommissioning and Reclamation

        Centerra updates Kumtor's conceptual closure plan ("CCP") every three years. The CCP was last updated by an independent consultant in 2013 (report completed in 2014). This approach of reviewing the CCP every three years allows for the development and adaptation of the CCP, and provides a period for testing and monitoring of several years to evaluate the various options contemplated by the CCP. The CCP will be reviewed again in 2016. The CCP will be followed by the development of a final closure plan closer to the end of mine life that will consider the results of the testing and monitoring as well as any changes to the environmental, regulatory and social environment that may have occurred over the life of the mine.

        Under the Restated Investment Agreement, all immovable infrastructure items will become the property of the Kyrgyz Government at the end of the mine life. This includes roads, buildings including the mill building, accommodations and any other related facilities but not the operating machinery.

        The CCP covers all aspects of the Kumtor Project, including (but not limited to) the Central pit (which will become a lake), mill complex and surrounding area, tailings basin, stockpiles and other surface facilities. Equipment, building and other structures will be salvaged to the extent possible. The data presented in the CCP indicates that the acid rock drainage potential of both waste dumps and tailings is very low, but that sulphate released from the waste dumps may present a long-term concern. The CCP makes recommendations for further data collection and monitoring of the various aspects important for the closure plan.

        A trust fund has been set up for final reclamation measures. The reclamation trust fund is restricted for use and controlled by an independent trustee. As at December 31, 2015, the balance in the fund was $18.9 million. The balance of the estimated future costs will be funded over the remaining LOM plan, prorated based on annual gold production.

Exploration and Development

Exploration Activities

        No exploration programs are planned for Kumtor in 2016.

Underground Mining

        Previous efforts were made from 2006-2012 to develop and ultimately mine by underground methods those high-grade portions of the SB and Stockwork Zones that fell outside of the ultimate pits of earlier Central Pit mine designs. Due to changes in the final pit design for the Central deposit that were approved in 2012, much of the underground infrastructure was consumed and accordingly, Centerra derecognized approximately $180 million in the fourth quarter of 2012 in connection with the underground development.

Development Properties

Gatsuurt Project

Quick Facts

        The Gatsuurt project is situated 35 kilometres from the Boroo project in Mongolia. It is connected to the Boroo mine site by a 55 kilometre road which was completed in 2010.

        Gatsuurt site development, including the ore haulage road, has been completed.

        The Gatsuurt project was designated as a mineral project of strategic importance by the Mongolian Parliament in January 2015. This designation exempts the Gatsuurt project from the application of the Water and Forest Law and allows the Mongolian Government to take up to a 34% interest in the Gatsuurt project. On February 4, 2016, the Mongolian Parliament approved the level of Mongolian state ownership in the project at 34%. Under the mineral laws, the Mongolian Government can now implement the previously agreed upon special 3% royalty in place of a 34% state ownership in the project.

        Gatsuurt will also require necessary permits, approvals and commissioning for operation.

Location	Mongolia
Ownership	100%
Business structure	Centerra's wholly-owned subsidiary (indirectly held), Centerra Gold Mongolia LLC (as defined above as CGM) is the holder of the rights to mining and exploration licenses for the Gatsuurt project
Estimated mineral reserves	1,603,000 oz contained gold (probable)
(as at December 31, 2015)	average grade—2.9 g/t
tonnage—17,129,000
Estimated mineral resources	398,000 oz of contained gold (indicated)
(as at December 31, 2015)	average grade—2.4 g/t
tonnes—5,098,000
Mineral resources are in addition to reserves.
Mineral resources do not have demonstrated economic viability.

Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher	440,000 oz. of contained gold (inferred) average grade—2.5 g/t tonnes—5,475,000

Property Description and Location

        The Gatsuurt property is located 90 kilometres north of Ulaanbaatar. It covers approximately 2,236 hectares and is situated on mining licenses 431A and 372A. The property is subject to a sliding scale royalty fee payable to the Mongolian Government on gold sales pursuant to the Minerals Law (as amended in 2010), which starts at 5% and increases to a maximum of 10%, depending on the price per ounce of gold, or is set at 2.5% for gold sales to Mongolbank. Both licenses are encumbered by an underlying 3% Net Smelter Return (NSR) royalty in favor of Gatsuurt LLC, an arm's length Mongolian limited liability company.

Mineralization

        Gold mineralization at Gatsuurt occurs in two zones.

        At the Central Zone, continuous gold mineralization has been traced over a strike length of 900 metres over horizontal widths that vary from two metres to greater than 70 metres. It comprises a broad lower grade shell (over 1.0 gram of gold per tonne) containing higher-grade (over 3.0 grams of gold per tonne) lenses with variable lateral and vertical continuity. Gold mineralization has been traced by drilling to a maximum depth of 360 metres and is open at depth. The Central Zone has oxide and transitional ore which will be processed through the existing Boroo mill and refractory ore which is expected to be processed through the bio-oxidation facility to be constructed at Boroo.

        The Main Zone contains fairly continuous gold mineralization over a 400-metre strike length. The gold mineralization is limited along strike but remains open at depth. The altered and mineralized zone trends parallel to the Sujigtei fault and dips subvertically.

        At the Main Zone, the gold mineralization is almost entirely refractory although leach recovery testwork was limited.

Gatsuurt Mineral Reserve and Mineral Resource Estimates

        Mineral reserves and resources for both the Central Zone and Main Zone of the Gatsuurt project were based upon block-modelling work done by Centerra. Both reserves and resources used a cut-off grade of 1.4 grams of gold per tonne for oxide and some transition material (to be processed in the current Boroo CIP plant) and 1.4 grams of gold per tonne for the remaining transitional ore and sulphide material (to be processed in the BIOX® plant).

        The Gatsuurt block model gold estimate relies on an overall drill hole spacing of 30 to 35 metres along strike and with vertical pierce points of 20 to 50 metres. The drilling pattern has systematically delineated the mineralization to the 1,050 metre elevation or 220 metre vertical depth with some sections in the Central Zone of the deposit drilled to the 900 metre elevation or 320 metre vertical depth.

        The block model was developed using a series of 3-D grade shells ranging from 0.4 to 3.0 grams of gold per tonne as a primary guide to define the ore shapes. Within each shell, blocks were interpolated into the model using ordinary kriging of 2.0-metre composite gold data in two search passes with the first pass with ranges from 30 and 35 metres for Central Zone and Main Zone, respectively and the second with ranges of 30 to 100 metres in the plane of the mineralization. Blocks were also coded as destined for CIP processing or BIOX® processing based on bottle roll recovery interpolation and by the percent of sulphide interpolation.

        Upper capping levels was completed on raw assay data prior to compositing and ranged from 35 grams of gold per tonne in the highest grade shell to 20 grams of gold per tonne in the lowest grade shell. The overall effect of upper capping of high-grade values resulted in a decrease of the resource grade by approximately 12%.

        An average bulk density of 2.7 tonnes per cubic metre was used to convert volume into tonnage. The mineral resources were classified as indicated or inferred based interpolation into the first or second search pass as well as a more subjective review on the drilling density within each zone and the overall continuity of the mineralization.

Mineral Reserves Estimate

        Pit designs were constructed from the optimum pit shells and included haulage ramps and berms. The 2015 year-end mineral reserve update reflects the use of a $1,200 gold price.

	Mineral	Reserves
Gatsuurt as of December 31, 2015 Category	Tonnes (thousands)	Gold Grade (g/t)	Contained Gold (thousands of oz)
Total Probable	17,129	2.9	1,603

        All mineral reserves within the Central Zone and Main Zone were classified as probable as no mining production has occurred at Gatsuurt to date to classify mineral reserves as proven. A cut-off grade of 1.4 g/t was used for this purpose.

Mineral Resources Estimate

        The Gatsuurt 2015 year-end mineral resources have been estimated below the mineral reserve pit design.

        The table below sets out mineral resources using a cut-off grade of 1.4 g/t in addition to mineral reserves as of December 31, 2015:

	Mineral	Resources
Gatsuurt as of December 31, 2015 Category	Tonnes (thousands)	Gold Grade (g/t)	Contained Gold (thousands of oz)
Total Indicated	5,098	2.4	398
Total Inferred	5,475	2.5	440

        Mineral resources that are not mineral reserves have no demonstrated economic viability. Additionally, inferred mineral resources have a large degree of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or any part of the inferred mineral resources can be upgraded to a higher resource category.

Metallurgical Test Work

        Metallurgical testing has shown that oxide and some transition ores from Gatsuurt are amenable to conventional cyanide leaching. Mineralized oxide and some transition material, which demonstrate recoveries in the range of 70% to in excess of 90%, can be profitably processed at the existing Boroo mill. Between 25% and 35% of the gold values are recovered by gravity concentration. Preliminary cyanidation leach tests on mineralization from the lower transition and fresh sulphide zones at the Central Zone has shown the ore to be refractory with gold recoveries only ranging from 19% to 75%. Further testing has established flotation as an effective concentration method for the majority of the gold in lower transition and sulphide zone samples.

        Subsequent test work examined the effects of ultrafine grinding, and various sulphide oxidation methods to liberate gold from the refractory flotation concentrate. The results showed that ultrafine grinding of flotation concentrate did not increase gold recovery but sulphide oxidation would result in higher gold recovery.

        During 2005, a series of studies were undertaken to determine the optimum method of gold recovery from the predominately refractory mineralization found in the Central and Main Zones. A trade-off study performed by a third party engineering firm compared the bio-oxidation, pressure oxidation and roasting processes. Bio-oxidation of the sulphide concentrate was found to provide the most economic results in terms of increased recovery, capital and operating costs. In 2005, a flotation and bio-oxidation pilot plant program was completed to support the Gatsuurt feasibility study. A large Central Zone sample was drilled for the pilot plant program. Benchscale flotation, bio-oxidation and cyanide leach test work for the Main Zone have found similar metallurgical results as for the Central Zone.

        All bio-oxidation testing was supervised and reported to us by the proprietor of the bio-oxidation process.

Feasibility and Technical Studies

        An independent consultant completed a feasibility study of the Central Zone in December 2005 employing a split-plant process that would utilize crushing, grinding, flotation and flotation concentrate oxidation facilities at Gatsuurt and shipment of oxidized concentrate and gravity concentrate to Centerra's Boroo facility for cyanidation and gold recovery. The study found this approach not to be economic.

        Centerra completed an internal study in 2005 that evaluated processing the refractory Gatsuurt ore at a modified Boroo processing facility. An independent consultant was subsequently retained to provide a Technical and Economic Study to modify the Boroo process plant to include flotation, bio-oxidation, bio-oxidation product leaching and bio-oxidation utilities. An updated feasibility study in

March 2006 was produced which incorporated the Technical and Economic Study. Centerra's updated feasibility study in 2006 included a revised engineering design and capital cost estimate of approximately $72 million. About $59 million for plant and infrastructure was estimated by the independent consultant based on the scope of work, intended level of accuracy and methodology presented in a report of March 2006. Centerra's estimate of owner's costs and equipment amounted to approximately $13 million. Centerra's updated feasibility study in 2006 also included updated mineral reserve and resource estimates prepared by us, and was reviewed and approved by RPA in May 2006. The feasibility study was the basis for the May 2006 NI 43-101 Gatsuurt Technical Report.

        In February 2009, Centerra authorized the expenditure of $20 million for the construction of a 55 kilometre road from Boroo to the Gatsuurt property and other site and infrastructure development in order to advance the mining of oxide ores in the Central Zone of the Gatsuurt project. The road construction commenced in May 2009 and was completed in the July 2010 (and received regulatory commissioning in August 2010).

        Centerra has also contracted with a third party engineering firm to perform the basic and detailed engineering required to build the additional processing facilities at Boroo for the Gatsuurt project. In particular, this contract includes updating the cost estimate to purchase equipment, negotiate supply contracts and perform construction management for the building of the facility. Basic engineering was completed in March 2010. Detail engineering was suspended in May 2010. The estimate (as at December 2010) of the capital costs required to complete the Gatsuurt project construction is $108 million. As of December 31, 2015, $34 million has been spent on pre-production site construction and initial engineering of the proposed flotation and BIOX® facility. Centerra expects to restart detailed engineering work at Gatsuurt in 2016, and to carryout additional drilling in order to update the Feasibility Study for Gatsuurt.

        Further development of the Gatsuurt project will be subject to, among other things, receiving all required approvals and regulatory commissioning from the Mongolian Government and negotiating a satisfactory deposit development agreement and/or investment agreement. There are no assurances that Centerra and the Mongolian Government will be able to finalize and enter into definitive agreements, and that applicable approvals and regulatory commissions from the Mongolian Government are received (in a timely fashion or at all).

        Upon the resolution of the various regulatory issues and the commissioning of the Gatsuurt project, Centerra expects to be able to quickly ramp up mining to stockpile the oxide and transition ores for haulage to the Boroo processing facility, and to re-start detailed engineering of a bio-oxidation facility.

Mining Operations

Mining

        Mining of the Central Zone and the Main Zone will occur during two distinct phases. The initial phase involves the mining of those ores amenable to CIP processing including all the oxide ore and a portion of the transitional ore. Any ore not amenable to CIP processing would be stockpiled when mined. The mining program is planned with a 7.5 cubic metre shovel and a fleet of 50-tonne trucks to move the waste and ore. As Gatsuurt is approximately 60 kilometres (by road) from Boroo, the ores will be recovered from the Gatsuurt stockpiles and hauled to Boroo using road haul truck vehicles with 40-tonne haulage capacity. The mine is planned to operate 24 hours per day and seven days per week at a rate sufficient to ensure average processing of 4,800 tonnes of ore per day.

        The second phase of mining is the pit development to expose and mine those ores not amenable to CIP processing but amenable to BIOX® processing. The mining rate and haulage rate will operate to support the average 4,800 tonnes per day milling rate at the modified Boroo processing facility.

Processing

        Once project approvals have been received, the Gatsuurt CIP ores will be processed at the Boroo CIP facility. Approximately 24 months before the scheduled completion of mining and processing of the Gatsuurt CIP ores, construction will begin on the BIOX® plant, and associated infrastructure, in preparation of processing the Gatsuurt BIOX® ore.

        The processing of the Gatsuurt BIOX® ores at Boroo will require modifications and additions to the Boroo facility. As the BIOX® ores from Gatsuurt require a finer grind, the instantaneous feed rate will be 5,200 tonnes per day (an average feed rate of 4,800 dry tonnes per day for 365 days per year) at a grind of 80% passing 75 microns. Following the grinding circuit, a flotation circuit composed of a rougher and scavenger circuit will be added to recover the sulphides and produce a concentrate with approximately 12% sulphide-sulphur and 7% of the original mass. The flotation concentrate will then report to the BIOX® circuit. Following oxidation of the sulphides and neutralization of the slurry, the oxidized slurry will then be leached with cyanide for 24 hours and the gold will be recovered on carbon in a new Kemix carousel CIP circuit. The slurry reports to the cyanide destruction circuit initially and then to the TMF. Flotation tailings will report to a separate TMF that will permit the recycling of process water to the mill facility.

        An overall gold recovery of 76% (including gravity recovery) is projected for the oxide and non-refractory transition through the existing Boroo mill facility, and 87% total recovery (including gravity recovery) is projected for the refractory ores by the BIOX® treatment process.

        With respect to the modifications to the Boroo mill, an engineering firm will be engaged to provide detail engineering, procurement and construction management services. Capital investments for phase 2 work are conditional on the receipt of the necessary permits and commissions for the BIOX® facility.

Production Estimate

        Provided that the final approvals and regulatory commissioning is received for the Gatsuurt project, over the eight-year mine life of the Gatsuurt project, approximately 17.1 million tonnes of ore at an average grade of 2.9 grams of gold per tonne are expected to be processed through the existing and expanded Boroo processing facilities and a nominal rate of 1.75 million tonnes per year and will result in approximately 1.36 million ounces of poured gold.

        The current mine plan will process approximately 3.6 million tonnes of CIP ore with an average grade of 2.86 grams of gold per tonne through the existing Boroo facility in the first two and a half operating years of the Gatsuurt project. During this time, a BIOX® facility will be constructed and will be used for the processing of the remaining BIOX® ores totaling approximately 13.5 million tonnes with an average grade of 2.92 grams of gold per tonne from the Gatsuurt pit.

Taxes and Royalties

        The Gatsuurt project is not subject to a stability agreement. The Mongolian Entity Income Tax Law imposes taxes on taxable income of business entities at a 10% rate for taxable income up to 3.0 billion tugriks (approximately $1.5 million at the December 31, 2015 foreign exchange rate) and a 25% rate for taxable income above this amount. The Gatsuurt project also would be required to pay a net smelter return royalty (NSR) of 3% to Gatsuurt LLC, an NSR of 3% to the Mongolian Government in lieu of their taking a 34% ownership interest in the Gatsuurt project, and an additional royalty to the Mongolian Government at a rate ranging from 5% to 10% of the sales value of gold sold, with the royalty rate determined by reference to the price per ounce of gold sold. Centerra expects to continue negotiations with the Mongolian Government regarding a deposit development agreement/investment agreement to establish and stabilize the regime applicable to the development of the Gatsuurt project.

Environmental Matters

        As part of the feasibility studies done on the Gatsuurt project, baseline studies and an EIA were developed with conclusions and recommendations made. A detailed EIA for the Gatsuurt project was approved in December 2009, and later updated in 2014 and 2015. In 2015 an international standard (EBRD) compliant ESIA was also completed that included, specific sections of cultural heritage and also a detailed social baseline and impact assessment.

        A comprehensive environmental baseline study was prepared for Gatsuurt in 2005. The environmental monitoring program that was established with the 2005 baseline program has expanded since that date with the addition of more types of monitoring and the expansion of existing monitoring programs. This expanded monitoring program provides international level environmental information that will facilitate future operations. This monitoring data will continue to be collected for groundwater, air and meteorological data. Applications for the updated mine detailed EIA as well as various environmental permits and licenses for the Gatsuurt project continued. The permitting covers the Gatsuurt project site facilities, which includes the workshop, fuel farm, explosive magazine, storm water diversion dam, wells, power lines, communication lines and administration buildings. These mine facilities have been constructed, commissioned, and can be ready for operation shortly after the regulatory commissioning from the Mongolian regulatory authorities is received.

        The general and detailed EIAs for a road to Gatsuurt were submitted and approved during 2006. Construction of the road commenced in 2009 and was completed in July 2010.

        In July 2009, the Mongolian Parliament enacted the Water and Forest Law (the so called Long Named Law) which prohibits mineral prospecting, exploration and mining in water basins and forestry areas in Mongolia and provides for the revocation of licenses in such affected areas. The legislation provides a specific exemption for mineral deposits of strategic importance, which provides an exemption from the application of such legislation. In January 2015, the Mongolian Parliament designated the Gatsuurt project as a mineral deposit of strategic importance.

        See "Risk Factors—Risks Related to Centerra".

Decommissioning and Reclamation

        Former placer operations in the Gatsuurt valley have disturbed a large area of river alluvium and terraces and have impacted the water quality in streams flowing through the valley. In assuming title to the mining licenses, Centerra has assumed the responsibility for reclamation and environmental rehabilitation of the placer workings after Centerra has completed Centerra's mining at Gatsuurt.

        A conceptual level closure plan will be included as part of the update to the Gatsuurt project detailed EIA and/or as a separate project plan, dependent upon the outcome of the government's ongoing activities to develop mine closure regulation and standards.

        According to Mongolian law, an updated detailed EIA must be submitted within five years of the anniversary date that the detailed EIA that was originally approved for the proponent's mine project (the Gatsuurt detailed EIA was approved in 2009). In accordance with this requirement, a revised detailed EIA was prepared in 2014.

        Regulations that stipulate closure requirements were recently promulgated in Mongolia. Commitment to these closure regulations and the production of detailed closure programs will be produced in accordance with these new closure regulations. This document is to be produced before startup of the mine operations would be allowed to proceed.

        Much of the area disturbed by placer mining is the same area where the proposed Gatsuurt open pit mining operation is planned. Regardless of the author of the original disturbance, any newly disturbed area would need to be reclaimed upon closure. Successful reclamation of the pre-law disturbances would be limited by the general lack of topsoil that would be available for reclamation. Pre-law placer mining operations did not undertake any level of reclamation. Topsoil collection and re-distribution is one environmental program element that was not enacted by the prelaw miners. As a result, topsoil will be available only from the proposed mine disturbances that Boroo plans to implement on undisturbed areas.

        Reclamation of placer mining areas further downstream in the valley is considered a long-term liability that could possibly be remedied by allowing an independent operator to re-mine the placer areas and perform simultaneous reclamation.

Gatsuurt—Illegal Mining

        A significant number of artisanal (illegal) miners continue to enter the Gatsuurt license area and engage in artisanal mining. The numbers have fluctuated but Centerra understands from reports that the numbers have reached up to 200-400 artisanal miners at a single time. Centerra's first priority is the health and safety of its employees, local community members, and of artisanal miners themselves. The types of activities carried out by artisanal miners at Gatsuurt can be dangerous to human health safety as well as the environment. Centerra has advised appropriate Mongolian federal an aimag (local) governments, relevant state bodies and police of the issues relating to the activities of artisanal miners and has requested their assistance to clear the Gatsuurt site from artisanal miners and restrict their access to the area. Centerra is aligned with Voluntary Principles of Security and Human rights and does not support any violence or excessive use of force in encounters between Mongolian authorities and artisanal miners and has made this explicitly clear to the Mongolian authorities. As there are no ongoing operations at the Gatsuurt Project at this time, there is no current conflict with Centerra or its local personnel. However, this is a matter of concern and Centerra continues to work with Mongolian authorities and other stakeholders to resolve the situation in a peaceful manner.

        Centerra continued to engage in discussions with the Mongolian Government regarding the definitive agreements relating to the Gatsuurt Project, during the quarter. As previously disclosed, such definitive agreements are expected to include a 3% special royalty in place of a 34% Mongolian state ownership in the project. Centerra is currently drilling on the property and expects to carry out infill, exploration, geo-technical and hydrogeological drilling in 2016 in support of eventual project development. See "Additional Information About Centerra—Centerra's Properties—Other Corporate Developments—Mongolia".

Exploration Activities

        No exploration work has been done on the Gatsuurt property since 2010.

Öksüt Project

        Öksüt project

Quick Facts

        The Öksüt project is situated in Turkey approximately 300 kilometres southeast of Ankara and 48 kilometres south of Kayseri, the provincial capital.

        Centerra owns 100% of the Öksüt property.

        Centerra issued the first NI 43-101 compliant technical report on the Öksüt project on September 3, 2015 (with an effective date of June 30, 2015).

Location	Turkey
Ownership	100%
Business structure	Centerra's wholly-owned subsidiary (indirectly held), Öksüt Madencilik Sanayi ve Ticaret Anonim Sirketi (OMAS), is the holder of the rights to mining and exploration for the Öksüt project
Estimated mineral reserves (as at December 31, 2015)	1,161,000 oz of contained gold (proven and probable) average grade—1.4 g/t tonnes—26,137
Estimated mineral resources (as at December 31, 2015) Mineral resources are in addition to reserves. Mineral resources do not have demonstrated economic viability.	156,000 oz of contained gold (measured and indicated) average grade—0.7 g/t tonnes—6,798,000

Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher	65,000 oz. of contained gold (inferred) average grade—0.8 g/t tonnes—2,380,000

Property Description and Location

Location

        The Öksüt Project is located in south-central Turkey, 295 km to the southeast of the capital city of Ankara and 48 km directly south of the city of Kayseri which has a population of 1.1 million. The nearest administrative centre is at Develi (population 64,000) located approximately 10 km north of the Project. Ankara and Kayseri have international airports and are serviced by international and domestic airlines. The Project's co-ordinates are 715000-722100 Easting and 4236500-4249300 Northing (UTM ED 50 zone 36).

        The Project is located in the Develi Mountains on a north-south trending topographic high. The topographic relief comprises steep-sided V-shaped valleys, and locally, cliffs tens of metres high, capped by flat-lying mesas and plateaus. The Project site is located at an elevation of approximately 1,800 m. The valleys are extensively farmed, with the local population living in a number of small villages including the villages of Öksüt and Zile.

Mining Licenses

        Mining rights and minerals are exclusively owned by the state. The state delegates rights to explore and operate to Turkish individuals or legal entities through set period licences in return for royalty payments. Mining licensing is regulated by the General Directorate of Mining Affairs (MIGEM), a unit of the Ministry of Energy and Natural Resources. Other institutions of importance are central government ministries, the provincial administration, and local government institutions.

        The Öksüt Project land position consists of two contiguous Operation Licences (numbers IR 82468 and 82469—the Licences) with a total area of 3,995.81 ha. Mineral rights under these licences have been granted to OMAS. According to the Turkish 1985 Mining Law no 3213, OMAS has the right to explore and develop any Mineral Resources contained within the Operation Licences, provided fees and taxes are paid in order to keep the licences in good standing. The Licences were issued on January 16, 2013 and are currently set to expire on January 15, 2023.

        While OMAS has the right to explore and develop within the area covered by the Operation Licences, it must first complete an EIA Report (obtained in November 2015) before permits for development of the Project (including those that grant surface rights to the Project area) can be obtained. These additional permits are being applied for now.

Mineralization

        The Öksüt Project is a high-sulphidation epithermal gold deposit within the Central Anatolian Volcanic Province, part of the Tethyan Metallogenic Belt. The belt extends from southeastern Europe across Turkey, the Caucasus, and on into Pakistan and contains a number of important gold and porphyry copper deposits. Magmatic activity and related ore forming processes are the result of the closure of the Tethyan Ocean in response to the collision between the north-moving Arabian Plate with the Eurasian Plate that began in the late Cretaceous period and continues today.

        Öksüt gold mineralization is hosted within the Develidağ Volcanic Complex, one of the numerous stratovolcanoes situated along the Central Anatolian Fault Zone (CAFZ). The volcanic complex is composed of Miocene basaltic-andesitic volcanic domes, pyroclastic rocks, and lava flows. Flow-banded Pliocene andesite overlies these sequences and the Öksüt mineralization to the north and east.

        There are several gold occurrences in the Öksüt Project area, the most important of which is the Keltepe Deposit. The distribution of the alteration assemblages and the gold grades at the Keltepe Deposit are strongly zoned, with a central massive silica breccia having the highest gold grade. This core is surrounded by quartz-alunite altered volcanic rocks, and as the alteration intensity diminishes outwardly, the gold grade decreases.

        The Keltepe Deposit has been oxidized to depth, up to 400 m below the surface. The original copper content of the deposit has been completely leached out of the current resources, however, zones of oxide copper enrichment are found deeper within the deposit, below the planned open pit. An irregular zone of supergene enrichment exists below the oxide zone, with some high grade sulphide copper intersections. It is surmised that the oxidation of the deposit has liberated the gold allowing heap leaching at a relatively coarse crush size.

        The nearby Güneytepe Deposit is significantly smaller and does not show the more straightforward zonation and continuity of alteration and gold grades as observed on the Keltepe Deposit. Silicification is intense, however, the host rocks are much less porous, and, as a result, oxidation is restricted to the upper 50 m to 75 m of this deposit.

Keltepe Deposit

        The Keltepe Deposit is elongated NNW-SSE and is approximately 600 m long and 350 m wide with a minimum known vertical extent of 450 m. Two principal rock types are present: a texturally diverse variety of polymictic breccias and a texturally uniform porphyritic andesite.

        The Keltepe Deposit is strongly oxidized to a maximum known depth of up to 400 m below surface. This unusually deep oxidation is attributed to the porous and permeable nature of the siliceous and quartz-alunite altered breccias and to the presence of a deep groundwater table controlled by the NNW-SSE and NE-SW trending fault zones that drain outwards from the topographic high beneath which the Keltepe Deposit is located.

        Oxidation is not uniformly complete throughout the deposit, with patches of less oxidized or unoxidized rock enclosed by fully oxidized rocks.

        Oxide gold mineralization occurs from the surface (~1,800 m RL) to 250 m to 300 m below surface (~1,500 m RL to 1,600 m RL). Mineralization lies in an NW-SE orientation along strike and extends for approximately 950 m. Its width varies along strike, but in the centre of mineralization the width is about 370 m. Gold mineralization is believed to occur as finely disseminated particles as it was not identified during scanning electron microscope (SEM) analysis. This has been confirmed by a gold deportment study that shows that the major gold mineral identified at Keltepe is native gold with an average fineness of 6.9 μm. This study also indicates that the host minerals for the gold in the sample studied are mainly quartz and other silicates and iron oxide, with minor (2% to 10%) rutile-silicate complexes and trace associations with pyrite.

Güneytepe Deposit

        The Güneytepe Deposit is located approximately 600 m to the south-southeast of the Keltepe Deposit. Gold mineralization primarily occurs along NW-SE and NE-SW trending ledges of two compositions: 1) massive to vuggy residual quartz with associated silicification, and 2) quartz-alunite plus quartz-kaolinite alteration. The location of the ledges is controlled by the intersection of NW-SE and NE-SW trending structures.

        As observed at the Keltepe Deposit, gold mineralization at the Güneytepe Deposit is also considered to be controlled by NW-SE and NE-SW trending faults. The deposit is bounded to the north and south by two NE-SW trending fault zones, which confine the gold mineralization into a NE-SW trending corridor.

        Oxidation in the ledges rarely exceeds 150 m in depth and averages approximately 50 m to 75 m. Oxidation appears to be deeper in the massive to vuggy quartz and quartz-alunite zones as compared to those composed mainly of quartz-kaolinite.

        Gold mineralization at Güneytepe is more variable than at Keltepe in both grade and lateral/vertical distribution. Higher sulphur contents are also recorded in the oxide zone due to sulphides, mostly pyrite, being encapsulated within massive silica and also in patchy silica altered rocks.

Öksüt Mineral Reserves and Mineral Resource Estimates

        Mineral Resources for the Öksüt Project were estimated using a block model constrained with three dimensional (3D) wireframes of the principal mineralized domains and incorporating all the drilling completed to the date of the resource estimate. Values for gold were interpolated into blocks using ordinary kriging (OK). The resource model update for the Öksüt Project was prepared by Centerra as of December 31, 2015, using all of the drill holes available as of that date. ARANZ Leapfrog software was used to update the principal mineralized domains at Keltepe and Güneytepe and values for gold were interpolated into blocks using OK in GEOVIA GEMS software.

Mineral Reserves Estimation

        The open pit reserves at Öksüt were estimated based on a 0.3 grams of gold per tonne cut-off grade and a gold price of $1,200. All mineral reserves within the Öksüt project have been classified as probable.

 Mineral Reserves
(as at December 31, 2015)
(tonnes and ounces in thousands)

	Proven			Probable			Total Proven and Probable
Deposit	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)
Keltepe	—	—	—	22,821	1.4	1,036	22,821	1.4	1,036
Güneytepe	—	—	—	3,316	1.2	125	3,316	1.2	125

Total	—	—	—	26,137	1.4	1,162	26,137	1.4	1,161

Mineral Resources Estimation

        The Mineral Resource estimate, exclusive of Mineral Reserves, as at December 31, 2015 is summarized in following table:

Mineral Resources(1)
(as at December 31, 2015)
Measured and Indicated Mineral Resources
(tonnes and ounces in thousands)

	Measured			Indicated			Total Measured and Indicated
Deposit	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)	Tonnes	Grade (g/t)	Contained Gold (oz)
Keltepe	2,024	0.7	44	4,450	0.7	106	6,474	0.7	150
Güneytepe	76	0.5	1	248	0.7	5	324	0.6	7

Total	2,100	0.7	45	4,698	0.7	111	6,798	0.7	156

Inferred Mineral Resources
(as at December 31, 2015)
(tonnes and ounces in thousands)

Deposit	Tonnes	Grade (g/t)	Contained Gold (oz)
Keltepe	1,705	0.8	44
Güneytepe	675	1.0	21

Total	2,380	0.8	65

(1)
Numbers may not add up due to rounding.

        Mineral resources that are not mineral reserves have no demonstrated economic viability. Additionally, inferred mineral resources have a large degree of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or any part of the inferred mineral resources can be upgraded to a higher resource category.

Metallurgical Test Work

        Metallurgical testing has focused on supporting the development of the Öksüt Project as a heap leach operation. Testing to date has focused on gold recovery at coarse particle sizes. Metallurgical testing was initiated in 2012 using samples from existing exploration diamond drill holes. A second program, completed in 2012, utilized samples from a single large diameter hole to provide the bulk of the sample for this program. The second program included the first column leach tests. In 2013, four large diameter drill holes were drilled (three in the Keltepe Deposit and one in the Güneytepe Deposit) to provide samples for two large scale column leach test programs. A mineralogy program was also completed on the samples from this program. In 2014, a further five large diameter drill holes (one in the Güneytepe Deposit and four in the Keltepe Deposit) were completed to provide samples for additional large scale column leach tests and further mineralogical analysis.

        The results from all programs show that samples from the Öksüt Project are amenable to heap leach processing. Leach rates are relatively fast with comparatively high final recoveries. Size by size analysis of the column leach test feed and tails samples shows gold evenly distributed among the size classes, roughly following the mass splits. The LOM design recovery is estimated at 77%.

        Since the Keltepe Deposit contains approximately 90% of the contained gold for the Öksüt Project, the leach characteristics for the Keltepe Deposit will predominate. Güneytepe Deposit leach characteristics are expected to be as good as or better than Keltepe Deposit and are not anticipated to present any issues.

Mining Operations

Mining

        The Öksüt Project is planned as a conventional truck and shovel open pit mine. Material will be drilled and blasted, before being loaded and hauled to the waste dump, crusher, or the various ore stockpiles depending on the most profitable way to process the material. At the Öksüt Project, two pits have been planned to be mined simultaneously, the main Keltepe pit and the small satellite Güneytepe pit. A total of approximately 26.1 Mt of ore at a grade of 1.4 g/t Au, containing a total of approximately 1.2 million ounces of gold, is planned to be mined and stacked over a mine life of eight years from the two open pits. It is planned to use a mining contractor to do all mining using small excavators and 36 tonne trucks. The use of this equipment among mining contractors is common in Turkey. The mining contractor will provide and maintain all equipment, and will perform drill, blast, load, haul, and road and dump maintenance on a unit cost basis. Centerra will provide oversight of the mining operations, grade control, survey control, mine planning, and other required technical services.

        The Keltepe pit will be developed in three cutbacks in order to smooth stripping requirements and mine higher grade material earlier in the mine life. Due to its small size, the Güneytepe pit will be developed in a single cutback. Lower grade material will be stockpiled throughout the Project for processing at the end of the mine life.

Processing

        The flowsheet for the Öksüt Project is based on an 11,000 tpd heap leach operation. It includes primary crushing, screening and secondary crushing, heap stacking and cyanide leaching, carbon adsorption, carbon stripping and regeneration, electrowinning and refining.

        Run-of-mine ore will be delivered by 36 tonne haul trucks to the primary crusher. The ore will be dumped on the stationary grizzly installed over the 80 tonne truck dump hopper. Oversize rocks will be handled by a rock breaker. The ore will be withdrawn from the dump hopper via a 2.0 m wide × 4.5 m long grizzly feeder. The grizzly oversize will feed the 1.5 m × 2.0 m jaw crusher that will reduce the rock size to minus 150 mm prior to being conveyed by a 1.4 m wide × 95.5 m long belt conveyor to the secondary crushing circuit, along with the grizzly feeder undersize. A self-cleaning belt magnet will be installed over the conveyor belt feeding the secondary crusher building. A metal detector installed after the belt magnet will identify any remaining piece of metal and the conveyor will be stopped to allow manual removal by an operator.

        The product from the primary crushing circuit will feed a 2.4 m wide × 6.1 m long double-deck screen. The screen oversize will feed a 600 kW cone crusher while the screen undersize will report with the cone crusher product and will be transported by a 1.1 m wide × 50.7 m long belt conveyor to a radial stacker after quicklime has been added to the crushing circuit product. A 10,000 t capacity stockpile will be formed by the 1.1 m wide × 39 m long stacker installation.

        The crushed ore will be trucked from the crushing facility to the heap leach pad (HLP). The leach pad will be developed in three phases and is designed to accommodate up to 40 Mt.

        The heap will be irrigated with a diluted cyanide solution recirculated from the ADR plant, via a network of piping covering the surface area under leach. The barren leach solution will be pumped from the barren tank at the ADR plant to the area under heap leach. The cyanide concentration will be adjusted and the pH will be controlled so that HCN gas formation is inhibited. The solution will be filtered to remove carbon fines prior to distribution over the area under heap leach to minimize emitter plugging. It will be pumped by means of two centrifugal pumps installed in series. The first pump will cover operation for the first three years of operation, which is the end of Phase 1, while the second pump will be required from year four and beyond.

        The irrigation distribution piping will consist of a 300 mm diameter main header made of carbon steel from the barren pumps discharge to the heap perimeter followed by high-density polyethylene (HDPE) ending at the ore panels to be irrigated. Drip emitters will be used to provide irrigation. A typical panel piping arrangement will include a 300 mm diameter HDPE header starting from the main header and running for 190 m along the 250 m side of the panel. It is proposed to use two lengths of 300 mm diameter HDPE header in rotation for irrigation, one in operation and the other one available for installation on the next section to be irrigated. Four lateral pipes spaced at every 62.5 m will be branched from the header. Each lateral pipe will include a 150 mm butterfly valve, a pressure gauge, and 75 m of a 150 mm diameter HDPE pipe followed by 75 m of a 100 mm diameter HDPE pipe. Emitter lines will be branched at every 500 mm on the pipes and emitters will be spaced at every 762 mm on the emitter lines.

        The pregnant leach solution will flow by gravity through a network of collection pipes at the base of the heap to the pregnant leach solution pond prior to being pumped to the ADR plant for precious metals recovery.

Production Estimates

        Provided that all required permits and approvals are obtained for the Öksüt Project, a total of approximately 26.1 Mt of ore at a grade of 1.4 g/t Au, containing a total of approximately 1.2 million ounces of gold, is planned to be mined and stacked over a mine life of eight years from the two open pits.

Taxes and Royalties

Taxes

        The corporate income tax rate in Turkey is 20%. However, Investment Incentive Certificates (IIC) are available to provide reduced corporate tax rates for profits derived from investments made in Turkey to promote economic development. Based on the scope and the amount of the planned investment, it is expected that a Strategic IIC will be granted to the Project. This will make the project eligible to various benefits, including a further reduction of corporate income tax rate (by way of income tax credits), VAT exemptions, and customs duty exemptions.

Royalties

        The Öksüt mine operations is subject to a Turkish Government State royalty, which is a sliding scale royalty for gold and other metals. The Turkish Government State royalty is dependent on the price of gold, as follows:

Gold price ($/oz)	Royalty
<800	2%
801 - 1,250	4%
1,251 - 1,500	6%
1,501 - 1,750	8%
1,751 - 2,000	10%
2,001 - 2,250	14%
>2,251	16%

        In March 2016, Centerra finalized a purchase of a net smelter royalty on the Öksüt property from Teck Resources Limited through the issuance of 546,703 Centerra common shares, representing a value of approximately $3 million.

Environmental Matters

        In November 2015, OMAS obtained approval of its environmental impact assessment (EIA) for the Öksüt project from the Turkish Ministry of Environmental and Urbanization. The EIA built upon various baseline studies completed by the previous owner of the property, but these studies were limited in nature as the project features and the project site were not yet defined. During the feasibility study for the Öksüt project and the EIA permitting process, comprehensive baseline environmental data was collected by OMAS and third party consultants and involved the following: air quality monitoring (gaseous and particulates); noise measurements; on-site meteorological monitoring; ground and surface water quality monitoring; hydrological (surface water) monitoring; soil and sediment quality measurements; field flora and fauna surveys; reviews of protected areas within the project area; and ore and waste geochemical characterization tests.

        A Preliminary Environmental Baseline and Impact Assessment was initiated in January 2014 and this was supplemented with a comprehensive social baseline and impact assessment (undertaken in December 2014) which in turn is being used to prepare an international-standard (EBRD and Equator Principle compliant) ESIA for the Project.

Decommissioning and Reclamation

        Mine closure and rehabilitation in Turkey is mainly regulated through the Regulation on Reclamation of Mine Sites. The regulation requires preparation of a mine closure report as part of the EIA permit. Further to this, the Landfill Regulation is applicable to mining processed wastes (i.e. excluding waste rock dumps) regarding the cover requirements during mine closure. There is also a draft regulation on Mining Waste Management that is expected to be similar to the European Union Directives on the same topic and is likely to have requirements on waste rock dumps.

        Closure costs have been estimated at $27M, or $1.03/t processed, for the Project. This value has been based on mine closure industry experience combined with knowledge of current gold operations in Turkey. Prior to construction, a more detailed CCP will be developed that will further expand on the aforementioned closure concepts, and use a systematic approach for more accurately estimating the closure costs such as Standardized Reclamation Cost Estimator.

Exploration Activities

        The Öksüt Project includes several other exploration targets in addition to the Keltepe and Güneytepe Deposits. All of these (Keltepe NW, Yelibelen, Büyüktepe, Boztepe, Boztepe W, Keltepe E, and Tombak) have received exploratory work since 2008.

Recent Developments

        At the Öksüt Project in Turkey, Centerra spent $3.6 million during the first quarter of 2016 ($1.8 million in the first quarter of 2015) on development activities to progress the ESIA, access and site preparation and detailed engineering works.

        Following approval of the business opening permit from local authorities in December 2015, applications were submitted for the land usage permits, after approval of which other required permits will be submitted. There are no assurances that the approval of the land use permits or other permits will be obtained by Centerra in the anticipated time frame, or at all.

        On April 5, 2016, subsequent to the quarter-end, OMAS entered into a $150 million credit facility agreement with UniCredit Bank AG to assist in financing the construction of Centerra's Öksüt Project (the "Öksüt Facility"). The interest rate on the Öksüt Facility is LIBOR plus 2.65% to 2.95% (dependent on project completion status) and it is secured by Öksüt assets and is non-recourse to Centerra. Availability of the Öksüt Facility is subject to customary conditions precedent, including receipt of all necessary permits and approvals. On August 12, 2016, Centerra announced that the EBRD joined the Öksüt Facility and contributed $75 million towards the $150 million available under the Öksüt Facility.

Advanced Exploration Properties

Greenstone Gold Property

Quick Facts

        Centerra acquired its limited partnership interest in the Greenstone Gold Mines LP (the "Greenstone Limited Partnership"), which holds 100% of the Greenstone Gold Mines project in 2015. The managing partner of the Greenstone Limited Partnership is Greenstone Gold Mines GP Inc. (the "Greenstone Managing Partner").

        Centerra's 50/50 partner in developing the Greenstone Gold property is Premier.

        The major deposits within the Greenstone Gold property are the Hardrock deposit, the Brookbank, Kailey and Key Lake deposits, and the Bankfield West and Viper exploration targets.

Location	Ontario, Canada
Ownership	50%
Business structure	Centerra holds a 50% limited partnership interest in Greenstone Limited Partnership, the holder of the rights in the Greenstone Gold property
End product	Gold doré
Proposed mine type	Open pit/underground

Estimated mineral resources

Resources as at July 4, 2014 for the Hardrock

Mineral resources do not have demonstrated economic viability.

Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher category.

Hardrock project:

Open pit:

Indicated: 83,867,800 t at 1.47 g/t (3,972,542 oz)

Inferred: 10,225,000 t at 1.53 g/t (501,349 oz)

Underground:

Indicated: at 5,169,300 t at 5.40 g/t (897,814)

Inferred: 12,921,700 t at 5.40 g/t (2,242,288 oz)

Resources as at December 31, 2012 for the Brookbank project)

Mineral resources do not have demonstrated economic viability.

Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher category.

Brookbank project:

Open pit:

Indicated: 2,638,000 t at 2.01 g/t (171,000 oz)

Inferred: 171,000 t at 2.38 g/t (13,000 oz)

Underground:

Indicated: 1,851,000 t at 7.21 g/t (429,000 oz)

Inferred: 403,000 t at 4.02 g/t (53,000 oz)

        The historical and previous resource or reserve estimates contained above are historical information related to the Greenstone Gold property and were disclosed in the Greenstone Gold Technical Report with an effective date of February 5, 2015 that has been filed on Centerra's SEDAR profile. A qualified person for the purposes of NI 43-101 has not done sufficient work to classify the historical estimates as current mineral resources. Centerra is not treating the above historical estimates contained herein as current.

        Greenstone has carried out additional drilling work on the Hardrock deposit in 2015, the results of which are being reviewed. A feasibility study for the Greenstone Gold Hardrock Deposit is expected in the middle of 2016. When the feasibility study is released, Centerra will disclose the mineral reserves and resources for Hardrock.

Property Description and Location

        The Greenstone Gold property is located in northern Ontario, Canada approximately 200 kilometres northeast of Thunder Bay. It consists of four projects with a cumulative strike length of more than 100 kilometres located along, or in close proximity to the Trans-Canada Highway (as defined below) between the towns of Geraldton and Beardmore in the Province of Ontario.

        The Greenstone Gold property consists of 360 patented mining claims and 676 unpatented mining claims covering an aggregate area of 28,550 hectares. The major projects within the Greenstone Gold property are the Hardrock project, the Brookbank project, the Kailey project and the Key Lake project, as well as the Bankfield West and Viper exploration projects.

Ownership

Hardrock Project

        The Hardrock project is located in the townships of Lindsley, Errington and Ashmore in northern Ontario, Canada, approximately 250 kilometres northeast of Thunder Bay on NTS sheets 42 E/10 and 42 E/11, and approximately at latitude 49º40'N and longitude 86º56'W. The Hardrock project consists of a contiguous block of patented claims, mining leases, licences of occupation and staked claims covering an aggregate area of 5,436.3 hectares. All of the claims, leases and licences of occupation are beneficially held by the Greenstone Limited Partnership. The Greenstone Limited Partnership was jointly formed by Centerra and Premier Gold Mines Limited (defined above as Premier) for the exploration, development and operation of the Greenstone Gold property pursuant to a transaction completed March 9, 2015. Centerra holds a 50% limited partnership interest in the Greenstone Limited Partnership and a corresponding 50% interest in the Greenstone Managing Partner.

        The claims held on the Hardrock project are a combination of patents, leases and staked claims. Some claims have title to mining rights only (MRO) and others have title to mining and surface rights held jointly. There are also some claims for which the Greenstone Limited Partnership holds the mining rights that have either easements or severed surface rights held by other parties. Finally, there are some properties owned by the Greenstone Limited Partnership where it holds surface right only. The patents can be held indefinitely provided applicable taxes are paid. Only the leases and staked claims can expire, but provided minimum work and/or expenditure commitments are met, these claims will remain in good standing.

Location Map Showing Hardrock project Mining Titles and Mineral and Surface Rights

Royalties and Other Agreements

First Nations

        Mining claims that comprise the Hardrock project cover asserted traditional territories of Ginoogaming, Aroland and Long Lake 58 First Nations. Premier announced on July 27, 2009 that it signed a MOU with the Ginoogaming First Nation (Ginoogaming). The agreement established a commitment by both parties to develop a mutually beneficial, co-operative, productive and positive working relationship with respect to exploration activities within Ginoogaming's asserted traditional lands and the potential development of the Hardrock project.

        Regarding the development of a feasibility report, the Greenstone Limited Partnership expects that a timetable will be set to commence negotiation of an Impact and Benefits Agreement (IBA) with Ginoogaming. Provisions of the IBA will address training, employment, business, investing and related opportunities for Ginoogaming First Nation and their members. Premier signed a subsequent addendum with Ginoogaming on December 9, 2011.

        On March 18, 2010 Premier announced that it had signed an Exploration Agreement (EA) with Long Lake #58 First Nation (LL58). A MOU with LL58 was also entered into August 2014 (the MOU and together with the EA, the LL58 Agreement). The LL58 Agreement established a commitment by both parties for a mutually beneficial, co-operative and productive working relationship with respect to exploration activities within LL58's asserted home lands and the potential development of the Hardrock project.

        Aboriginal interests and rights as well as related consultation issues may impact the Greenstone Limited Partnership's ability to pursue exploration, development and mining at its Hardrock project.

The Greenstone Limited Partnership has entered or intends to enter into agreements with First Nations and other Aboriginal communities in order to manage its relationship with those groups but there is no assurance that claims or other assertion of rights by Aboriginal communities or consultation issues will not arise on or with respect to the Hardrock project or activities. These could result in significant costs and delays or materially restrict the Greenstone Limited Partnership's activities.

        The Greenstone Limited Partnership is continuing to engage with Aroland First Nation, the Redsky Metis Independent Nation and the Métis Nation of Ontario with respect to the Hardrock project.

        As a consequence of amendments to the Mining Act (Ontario), effective April 1, 2013, to conduct most early exploration activities on mining claims, mining leases, licenses of occupation for mining purposes and exploration plans must be submitted to the Director of Exploration with the Ontario Ministry of Northern Development and Mines ("MNDM"). In the case of certain work, exploration permits will also be required from the Director of Exploration with the Ontario MNDM. The Director of Exploration with the Ontario MNDM will consider whether Aboriginal consultation has occurred and any arrangements made with surface rights owners, among other things.

Royalties

        Conventional royalties or taxes on possible future mineral production will be due to the Ontario or Federal governments.

        There are a number of underlying agreements and royalties that apply to some of the mining claims constituting the Hardrock project.

Map of Hardrock project showing mining titles subject to an NSR (West part)

 Map of Hardrock project showing mining titles subject to an NSR (East part)

Permits and Other Agreements

        At present, no permits are required for drilling and general surface exploration. Permits are required to undertake surface stripping and trenching and drilling when the drill site encroaches on Provincial Highway No. 11 (the Trans-Canada Highway, or Highway No. 11). The Greenstone Limited Partnership is in the process of obtaining advanced exploration permits and approvals for the Hardrock project from the MNDM and the Ontario Ministry of the Environment (MOE).

        On April 5, 2012, the MNDM approved Premier's Advanced Exploration Closure Plan (the Greenstone Gold Closure Plan) as filed for the Hardrock project. The Greenstone Gold Closure Plan was developed to support advanced exploration within the old underground workings and required the construction of a ramp and dewatering to allow access. An Environmental Compliance Approval and a Permit to Take Water was received from the MOE on October 23, 2012; however, no dewatering has occurred as of the date of the Greenstone Gold Mines Technical Report.

Potential Environmental Issues and Liabilities—Hardrock project

        Since the Hardrock project was in production in the past, there are a number of historic facilities and associated potential liabilities on the Hardrock project, as summarized below. The Greenstone Limited Partnership is aware of these potential historic liabilities, is remediating safety issues, and taking the presence of historic contaminants into consideration for future development.

        The Hardrock project mine north tailings have been fully reclaimed and are the location of the back nine holes of the Geraldton golf course.

        Historically, the tailings from the Hardrock project mine south tailings were disposed of in the small bay on Kenogamisis Lake (located east of the Hardrock project mine and near the Tenacity deposit). These tailings appear to affect water quality in Kenogamisis Lake based on ongoing water quality sampling and analysis. These tailings also appear to affect water quality in Kenogamisis Lake.

        Elevated arsenic and mercury concentrations have been recorded in Kenogamisis Lake (mostly in the Barton Bay area) from historic mine tailings. Arsenic originates from the arsenopyrite in the deposits and from historical roasters, and mercury is likely from past amalgamations used in various historical process plants. Other elevated metal levels may also be a result of past disposal of unconfined tailings as mentioned above, and historical roaster waste. These elevated levels will need to be considered for future development. Acid-generating waste rock located near the Tenacity deposit and the Hardrock project mine south tailings has been covered with a composite clay cap that has been shown to be effective.

        These historic tailings depositions are not covered by existing closure plans, as they were placed prior to the existence of closure plan regulations. There is no requirement for the Limited Partner to deal with these historic tailings as long as the project does not disturb them. If the project does disturb these historic tailings, their management would have to be included in the Hardrock Mine Closure Plan which is yet to be developed.

        Past mine workings have been stabilized with capped shafts, locked head frames, and fenced unsafe crown pillars. It is understood that work by an independent consultant has indicated that the remaining crown pillars are sufficient and stable. One unsafe crown pillar that is located next to the historic Little Long Lac plant is fenced to provide protection and Premier had no plans to do further remediation at this site. Historic ground control points located between the MacLeod shaft and Hard Rock #1 shaft were surveyed by J. D. Barnes in 2009.

        The royalty and permitting issues are similar for the individual projects within the Greenstone Gold property. The potential liability issues are the same for each of the individual projects within the Greenstone Gold property that contain past producing mines or historical infrastructure.

Brookbank Project

        The Brookbank project consists of 684 mining leases and unpatented claims totalling 15,314 hectares. It is located 14 kilometres northeast of the town of Beardmore, Ontario.

        The Greenstone Limited Partnership owns 100% of the 18 leases that comprise the Brookbank project with the remaining portion of the Brookbank project subject to two joint venture agreements with Metalore Resources Limited (Metalore). The first joint venture is between the Greenstone Limited Partnership (76%) and Metalore (26%) while the second is between the Greenstone Limited Partnership (79%) and Metalore (21%). The Brookbank project hosts the Brookbank, Cherbourg and Foxear deposits and the Irwin prospect.

 Brookbank project Claims Map

Key Lake Deposit

        The Key Lake deposit consists of 28 unpatented and patented claims and leases totalling 807 hectares and is 100-percent owned by the Greenstone Limited Partnership. The Key Lake deposit is 12 kilometres west of the town of Geraldton, Ontario. It is a few hundred metres north of the Trans-Canada Highway. The Key Lake deposit hosts the past producing Jellicoe mine.

Viper Project

        The Viper project was staked by Premier in October 2013 and then three additional claims were staked in May 2014. The Viper project is 100% owned by Greenstone Limited Partnership and is made up of 18 unpatented claims.

Site Accessibility and Physiography

Accessibility

        The Greenstone Gold property is located in the Municipality of Greenstone in the Province of Ontario, between the towns of Beardmore and Geraldton and is accessible year round via paved roads from Beardmore/Geraldton or Highway No. 11 which straddles the Greenstone Gold property from east to west. The closest major city is Thunder Bay, Ontario located approximately 250 kilometres to the southwest of Geraldton and it can be reached by Highway No. 11. Geraldton has a small air strip suitable for small planes but there are no scheduled air services to and from Thunder Bay. Public roads are maintained by various levels of government. Drill roads also provide good access to the areas being explored.

        Parts of the Greenstone Gold property further to the north or south of Highway No. 11 can be easily accessed by four-wheel drive vehicles via numerous logging/bush roads that branch off the paved highways. Those areas of the property not serviced by roads can be accessed by all-terrain vehicle, on foot, or by boat during the summer and by snowmobile in the winter.

Physiography

        The topography of the Greenstone Gold property is relatively flat to gently rolling with local relief ranging to up to 20 metres that is largely attributed to glacial deposits that blanket the bedrock. There are no distinct topographic features that stand out in relief. Lower lying areas are characterized by swamps and ponds with overall very poor drainage throughout the area. The largest lake on the property is Kenogamisis Lake, which bounds the Hardrock project area to the east. The lake is at an elevation of 300 metres above sea level.

        The Greenstone Gold property lies within the northern coniferous section of the boreal forest. Predominant species include black spruce, tamarack, and cedar trees. Local stands of white birch, jack pine, and poplar are established on better-drained areas such as eskers and moraines.

Geological Setting

        The Greenstone Gold property is located in an Archean-age greenstone belt known as the Wabigoon Sub-province (the Wabigoon) of the Superior Structural Province that contains several narrow, east-west striking sequences of volcanic and sedimentary rocks. The southern edges of these sequences are spatially related to major structural discontinuities thought to be thrust faults that have imbricated the sedimentary sequences. The Wabigoon is a 900-kilometre-long, 150-kilometres-wide, granite-greenstone strip that has been subjected to at least two major structural events the first of which was an early aggregation of supracrustal assemblages. The second deformation relates to the interaction of the Wabigoon with its neighboring geology; this resulted in contrasting patterns between the interior and margins of the sub-province.

        In the Beardmore-Geraldton area, the dominant rock types are clastic sediments (greywacke and arenite), oxide facies banded iron formations ("BIF") and minor mafic volcanics. There are a number of younger intrusives, including an albite-rich porphyry unit, known as the Hard Rock Porphyry, which is spatially associated with much of the gold mineralization in the Hard Rock, MacLeod-Cockshutt and Mosher mines. Significant gold mineralization is also often spatially associated with BIF. In the case of the Little Long Lac mine, gold mineralization is primarily hosted by an arkosic, or quartz greywacke, unit.

        In addition to the regional and local faulting, locally intense ductile deformation of the rocks in the Geraldton area is manifested as tight to almost isoclinal, generally upright, polyharmonic folding of major lithologic units, penetrative deformation, folding and boudinage of veins, lithographic units and local transposition of primary contacts. The degree of deformation is highly variable over relatively short distances. Strain partitioning with different degrees and styles of deformation is apparent in deformed rocks that is dependent on both primary lithology and proximity to the Bankfield-Tombill Fault.

        Gold mineralization in the Hard Rock, MacLeod-Cockshutt and Mosher mines, and the Little Long Lac mine, generally occurs in association with sub-vertical structures associated with quartz veins or stringers, minor to semi-massive sulphides (associated with replacement zones in BIF), weak to moderate carbonate and weak to strong sericite alteration. The mineralized zones rake shallowly towards the west in the vicinity of the Hard Rock, MacLeod-Cockshutt and Mosher mines, and slightly more steeply towards the west at the Little Long Lac mine, indicative of a strong structural control that post-dates the tight folding of the primary lithological units.

        Gold mineralization occurs in a variety of host rocks and the style of mineralization is partly a function of the host rock. While the location and overall orientation of the mineralized bodies appear to have been largely structurally controlled, the response to deformation of the mineralized zones has not been as marked as that of the host rocks. Nevertheless, there are areas where local folding and boudinage of mineralized veins is apparent. In addition, there are other strong secondary controls that influence the extent and intensity of gold mineralization, such as the competency contrast between host rocks (as between the Hard Rock Porphyry and its contacts with either greywacke or BIF) and the chemical character of the host rocks (for example, oxide facies BIF being replaced by sulphides).

        The Greenstone Gold property lies near the southern boundary of the east-west-trending isoclinally folded Wabigoon locally known as the Beardmore-Geraldton Greenstone Belt ("BGGB"). The BGGB is comprised of a metavolcanic-metasedimentary terrane at the boundary of the eastern Wabigoon Subprovince and the Quetico Subprovince.

        The BGGB can be subdivided into six east-striking sub-belts, all of greenschist facies metamorphic grade. These are the northern metasedimentary sub-belt ("NMB"), northern volcanic sub-belt ("NVB"), central metasedimentary sub-belt ("CMB"), central volcanic sub-belt ("CVB"), southern metasedimentary sub-belt ("SMB") and the southern volcanic sub-belt ("SVB").

        Although these sub-belts are fault-bounded, current consensus suggests that they probably reflect an original sedimentary assemblage deposited on a cratonic margin in environments ranging from alluvial fan-braid plain in the NMB, through fan delta-braid delta in the CMB to a submarine fan/ramp in the SMB. Original continuity of this succession is supported by consistent stratigraphic trends and sedimentary structures that mostly young to the north. Isoclinal folds notwithstanding, the overall structure of the BGGB appears to be initially one of stacked, imbricate, internally northward-younging sheets which have been interpreted as the product of accretionary wedge tectonics.

Mineralization

        Economic concentrations of gold in the Geraldton area are typical of Archean epigenetic hydrothermal gold deposits normally considered to be mesothermal lode gold deposits. The gold mineralization is primarily located in areas of high strain and deformation with brittle structures providing a pathway and also hosting mineralization as veins or replacement zones with associated alteration. There are also low-grade zones that locally have less obvious structural control, less veining and less intense hydrothermal alteration on a hand specimen scale, but these clearly have strong deposit scale structural controls.

        Despite the strong structural control, there is clearly a significant secondary lithological control that has influenced the deposition of gold in Geraldton. There are some types of ore that therefore would fall into certain deposit type classes on the basis of host rock and vein/alteration characteristics.

        The structurally controlled, high grade veins spatially related to the Hard Rock Porphyry are similar to quartz- carbonate-sericite veins that host gold in many gold camps in Ontario (Porcupine, Kirkland Lake and Red Lake). The veins related to the Hard Rock Porphyry do not host significant tonnages of ore from past production, despite their locally high grades. These types of veins are typified by zones A to H of the Hard Rock mine. However, much of the low-grade mineralization in sedimentary rocks is spatially related to the folded nose of the Hard Rock Porphyry and not a great distance from the high grade veins.

        The greywacke (turbidite) associated mineralization is typically characterized by narrow, often sheeted, millimetre to centimetre scale veins with attendant but highly variable degrees of carbonate-sericite-pyrite alteration. This style of mineralization forms wide, low-grade zones in the former Hard Rock, MacLeod-Cockshutt and Mosher mines. The F Zone was a very large bulk mineable zone. The F Zone produced the bulk of the tonnage that came from these mines from the 1950s to 1970. The sheeted and narrow veins found in the Little Long Lac mine were hosted by what is termed arkose. The grade here (0.34 oz/ton Au) was substantially higher than that in the sediment (greywacke) hosted ore at the Hard Rock, MacLeod- Cockshutt and Mosher mines.

        `The iron-formation-hosted mineralization is similar to that in Archean age gold mines elsewhere in Ontario (Musselwhite and Dona Lake mines) and elsewhere in northern Canada (Lupin,

Meadowbank and Meliadine mines). This mineralization is typically in the form of sulphidized zones on a centimetre to metre scale associated with minor quartz veins that transect iron formation beds. The grade from these zones (the North Zone of Hard Rock and the West Zone of MacLeod-Cockshutt) was generally higher than the grades in the larger F Zone. The North Zone of the Hard Rock mine was exploited from 1938 to 1948 at which time the known zone was and recovered gold was in the 0.20 oz/ton Au range. The West Zone of the MacLeod-Cockshutt mine was reported to grade 0.5 oz/ton Au but, due to dilution, the recovered grade was 0.224 oz/ton Au.

        Although Geraldton is often considered to be a BIF-hosted gold camp, less than 30% of the gold came from BIF-hosted ore. Most of the production came from clastic sedimentary rocks, particularly at or near the contact with feldspar porphyry intrusions.

Exploration

        Since Premier began exploration on the various projects contained in the Greenstone Gold property in 2007, the majority of the exploration expenditures have been on diamond drilling. The remaining exploration consisted of ground and airborne geophysics, line cutting, overburden stripping/trenching, and surface grab sampling. The historical core diameter for Premier drilling was NQ size (48 millimetres in diameter) and all drilling was recorded in metres. After the core was logged and sampled it was permanently stored in core racks at the Magnet mine site or at a site constructed in 2009 on Old Arena Road near the Premier core shack in Geraldton.

        Exploration on the Brookbank project dates back to the mid-1930s. The historical exploration and drilling at the Brookbank project is described in Section 6 of the Greenstone Gold Technical Report. From 1999 till 2009, all exploration on the property was conducted by Ontex Resources Limited (Ontex). The most significant of all of Ontex's exploration programs was achieved in September 1999 when Geoterrex-Dighem Ltd. completed a combined helicopter borne magnetic, VLF-EM and radiometric survey along 1,807 line kilometres over the entire property in a north-south direction. The airborne program included the collection and delivery of total field and calculated vertical gradient magnetics, VLF-EM, resistivity, and radiometrics K/Th/U ratio.

        No exploration work other than drilling (as described below) has been carried out on the Key Lake project by Premier, Centerra or the Greenstone Limited Partnership.

        The Greenstone Limited Partnership started to carry out exploration activities on the Greenstone Gold property in 2015.

        Exploration activities were carried on the Hardrock, Brookbank and Viper deposits in 2015. A resampling campaign of previously drilled core on Hardrock and Brookbank for gold and ICP analysis was carried as well as a surface grab samples on Viper and completion of Hardrock outcrops channel sampling. A ground magnetic survey was conducted on 25 m spacing on 2 areas on the Viper property. A regional compilation campaign was initiated in Q3 2015, to compile all historical drilling information, mapping, geophysical survey, soil sampling and geochemistry data available on the Greenstone Gold property, this compilation will be continued in 2016.

        The drilling programs on the Hardrock deposit were divided into three programs.

  1.
  The condemnation program was executed to ensure that no near surface mineralisation was present in sectors were future infrastructures will be built for the project. The condemnation program consisted of drilling 55 holes ranging from 142 m to 202 m for a total of 8512 meters.

  2.
  The contingency drill campaign was designed to test specific portions of Premier's July 2014 resource block model for the Hardrock Deposit and to gain a better understanding of the distribution and grade of the gold mineralization in the deposit. Overall, the drill campaign was successful in continuing to identify gold mineralization within the current optimized pit boundary. The contingency program consisted of drilling 51 holes ranging from 40 m to 706 m for a total of 14886 meters.

  3.
  The conversion drilling was drilled at the end of the drilling campaign to ensure that the spacing of the drillholes was sufficient to classify all resources in pit as indicated resources. The conversion drilling program consisted of drilling 11 holes ranging from 85 m to 661 m for a total of 2016 meters.

        The mineral resources contained in this section "Additional Information about Centerra" and the Greenstone Gold Technical Report do not include the results of this additional drilling programs, and are historical estimates. A feasibility study for the Greenstone Gold Hardrock Deposit is expected in the middle of 2016. When the feasibility study is released, Centerra will disclose the mineral reserves and resources for Greenstone.

Drilling

Hardrock

        For the purposes of the mineral resource update in respect of the Hardrock project described in the Greenstone Gold Technical Report, a total of 86,500 m of additional infill drilling was used, which corresponds to completed and validated diamond drill holes at the close-out date of May 26, 2014. Between August 10, 2013 and May 26, 2014, Premier added one hundred eighty-two diamond drill holes on the Hardrock project for a total 79,260.3 m. Thirteen diamond drill holes from 2013 were also deepened in 2014 representing a total of 2,867.3 m of new footage. Seven historical diamond drill holes were resampled to add new assay results in the mineral resource update (as described in the Greenstone Gold Technical Report). These holes were not previously sampled and had therefore been rejected from the 2013 database. These holes represent a total of 5,709 m of new footage in the 2014 database. Additional resampling was also completed on six historical drill holes.

        In 2013 and 2014, Premier carried out two small drilling programs in the area of the past producing Bankfield mine. The Bankfield mine is located on the Hardrock project area in the west-central part of Errington Township, extending into Lindsley Township and enclosing the southwest part of Magnet Lake. This historical mine is situated about 10 km west-southwest of the town of Geraldton. Between December 15, 2013 and January 24, 2014, two (2) diamond drill holes were drilled for a total of 1,043 m. Between April 22, 2014 and May 17, 2014, six (6) diamond drill holes were added in this area totalling 2,513 m. These holes were not included in the 2014 mineral resource estimate (as described in the Greenstone Gold Technical Report) as they are located outside the resource area of the Hardrock project.

        From August to December 2014, Premier completed 36,213 m of additional drilling on the Hardrock project area to confirm continuity of mineralization and to upgrade the remaining Inferred mineral resources to Indicated within the open-pit portion of the Hardrock project. A total of 93 new DDH and one hole was deepened (MM043) in this program. These additional meters were not included in the 2014 mineral resource estimate as described in the Greenstone Gold Technical Report.

        A total of 8,733 m of historical diamond drill holes were resampled (previously unsampled intervals) in 2013 and 2014 on the Hardrock project but were not used in the 2014 mineral resource estimate update (as described in the Greenstone Gold Technical Report).

Brookbank

        The details of drilling done by the previous operators Lac Minerals Ltd., Asarco Exploration Company of Canada and Cyprus Canada Inc. are not entirely available. The core was BQ size and drilling, sampling and assaying was all conducted using the appropriate industry standard methods at the time. One of the authors of a previous technical report on the Hardrock project worked on the property for Asarco in 1993 and 1994, and also reviewed the property data when it was held by Cyprus in 1997. All exploration work, drilling procedures and assaying procedures are believed to have been conducted in accordance with standard industry practice at the time.

        All of the diamond drilling conducted by Premier between 2007 and 2009 was contracted to Chibougamau Diamond Drilling, based in Chibougamau, Quebec. The 2010 drill program was completed by Chibougamau Diamond Drilling, Boart- Longyear Diamond Drilling and Bradley Bros. Diamond Drilling. The drill rigs were mounted on skids and dragged into position using a skidder or bulldozer.

        The historical core diameter for Premier's historical drilling was NQ size (48 mm in diameter) and all drilling was recorded in metres. The core was placed in three-row wooden core boxes provided by the contractor. The boxes and distance (in metres) were labelled by the drill crews. Upon receipt at the Premier core shack, the boxes were then labelled with permanent metal tags according to drill hole number, box number, and metres down-hole. After the core was logged and sampled, it was permanently stored in core racks at the Magnet mine site or at a site constructed in 2009 on Old Arena Road near Premier's core shack in Geraldton.

Key Lake

        Eight holes have been drilled at the Key Lake project by Premier as of the date hereof, totalling 3,190 meters.

        For additional information pertaining to Premier's historical drilling results at the Greenstone Gold property, see the Greenstone Gold Technical Report.

Sampling and Analysis

        In terms of historical sample preparation by Premier employees at the Greenstone Gold property for the Hardrock project, all quality control samples were prepared and bagged ahead of time by Premier personnel. Premier employees in the cutshack would place one-half of the ticket from the core box into a bag with the sample and staple the other half in the box. One-half of each quality control sample ticket would then be placed in the appropriate type of control sample bag, which were prepared beforehand. A list of quality control samples and their numbers/locations would then be posted on the wall in the cutshack and regularly updated by Premier staff. Five to seven samples would be placed in a rice bag and the contents identified on the outside of the bag. Each bag and its contents would be recorded on a notepad and placed in a plastic holder once complete. Such slips would be picked up each morning by a Premier employee and recorded in an Excel spreadsheet. Once the batches were complete, Premier personnel would deliver the bags to the Actlabs Geraldton laboratory (with no third party involvement in transportation). Similar preparation and lab techniques were utilized in respect of the historical resource estimation conducted by Premier in respect of the Brookbank and Key Lake project.

        Overall, InnovExplo concluded that its statistical analysis of the QA/QC data provided by Premier in respect of the Hardrock project did not reveal any significant analytical issues, and provided an opinion in the Greenstone Gold Technical Report to the effect that the sample preparation, analysis, QA/QC and security protocols used for the Hardrock project area followed generally accepted industry standards and that the data was valid and of sufficient quality to be used for mineral resource estimation.

        Similarly, MICON International Ltd. (MICON), in its report entitled Technical Report on the Mineral Resource Estimates for the Hardrock, Brookbank, and Key Lake projects Greenstone Gold Mines Property Beardmore-Geraldton Area Northern Ontario, Canada, dated January 30, 2013 (the results of which report are contained within the Greenstone Gold Technical Report), determined that the sample preparation, security, and analytical procedures in respect of the Brookbank and Key Lake projects were adequate to ensure credibility of the assays, and that the QA/QC procedures and protocols employed by Premier were sufficiently rigorous to ensure that the sample data are appropriate for use in mineral resource estimation. MICON recommended at that time that a second laboratory be used as an umpire on 5 to 10% of its pulps in future sampling programs.

        For additional details on Premier's historical and sampling and analysis methodology in respect of its exploration and development work at the Greenstone Gold Mines project, see the Greenstone Gold Technical Report.

Security of Samples

        Historically, all Premier's drill core samples were kept within Premier's core logging or sampling facility until shipment to the laboratory. Drill core samples were sawn (in half lengthwise) using a diamond saw at its core logging/cutting facility in Geraldton. Samples of halved drill core were sealed in labelled plastic sample bags and securely packed for shipping. Since June 2009, bags of samples were shipped by road transport to the Actlabs preparation facilities in Geraldton. The samples were then delivered to the preparation facility by Premier staff. For additional details on Premier's historical security programme in respect of its exploration and development work at the Greenstone Gold property, see the Greenstone Gold Technical Report.

Mineral Resource Estimate

Hardrock Project

        The mineral resource estimate for the Hardrock project at the Greenstone Gold property project set forth below was prepared by InnovExplo Inc. (defined above as InnovExplo) and is contained in the Greenstone Gold Technical Report. A copy of the Greenstone Gold Technical Report is filed under Centerra's profile on SEDAR at www.sedar.com. The mineral resource estimate for the Hardrock deposit set forth in the Greenstone Gold Technical Report was originally published in a technical report previously prepared by InnovExplo for Premier dated August 22, 2014 with an effective date of July 4, 2014, which itself comprised an update to a mineral resource update of a report previously prepared by the same authors prepared by InnovExplo on behalf of Premier in 2013.

        The mineral resource for the Hardrock project has been estimated using the CIM standards and guidelines for reporting mineral resources.

        The 2014 resource area measured 5.7 km along strike, 1.7 km wide and 1.8 km below surface, 15 mineralized zones have been interpreted in three dimension using GoCAD, based on a litho-structural model and the drill hole database. The GEMS diamond drill holes database contains 1,417 surface diamond drill holes with gold assays results and specific gravity measurements, as well as coded lithographical alterations and structural data and RQD measurements taken from drill core logs. All 1,417 drill holes were used in the mineral resource estimate, representing the drill holes completed and validated at the close-out date of May 26, 2014, and located inside the limits of the undifferentiated envelope surrounding the 15 gold-bearing zones. The 1,417 drill holes cover the 5.7 km strike-length of the project at a fairly regular drill spacing of 50 metres and up to 12.5 meters apart close to surface. This section of 1,417 drill holes contains a total of 259,640 sampled intervals taken from 621,373.8 m of drilled core.

 Hardrock project Mineral Resource Estimate
(as of July 4, 2014)

		Area
Resource type	Parameters	In-Pit	Underground	TOTAL
	Cut-off (g/t)	> 0.50	>3.00
Indicated	Tonnes (t)	83,867,800	5,169,300	89,037,100
	Grade (g/t)	1.47	5.40	1.70	(1)
	Au (oz)	3,972,542	897,814	4,870,356
Inferred	Tonnes (t)	10,225,000	12,921,700	23,146,700
	Grade (g/t)	1.53	5.40	3.69	(1)
	Au (oz)	501,349	2,242,288	2,743,638

(1)
Weighted average grade

        In-pit mineral resources were compiled at cut-off grades of 0.30, 0.40, 0.50, 0.60, 0.70, 0.80 and 0.90 g/t Au. The official in-pit mineral resource is reported at a cut-off grade of 0.50 g/t Au. Underground mineral resources were compiled at 2.00, 2.50, 3.00, 3.50, 4.00 and 4.50 g/t Au cut-off grades. The official underground mineral resource is reported at 3.00 g/t Au cut-off grade.

        Mineral resources that are not mineral reserves have no demonstrated economic viability. Additionally, inferred mineral resources have a large degree of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or any part of the inferred resources can be upgraded to a higher resource category. For additional details, see the Greenstone Gold Technical Report.

Brookbank Project

        The mineral resource estimate for the Brookbank project was prepared by Stantec Consulting Ltd. in its report titled Trans-Canada Property, Hardrock and Brookbank projects, Preliminary Economic Assessment, NI 43-101 Technical Report, dated March 13, 2014, which estimate was included (but not updated) in the Greenstone Gold Technical Report.

        The Brookbank project (main zone) has been tested by diamond drilling over a strike length of 1,150 metres and down to a vertical depth of 650 metres. The database consists of a total of 376 drill holes, of which most are concentrated in the central part of the deposit. The drill holes are on a variable grid of 25 metres (close to surface) to 200 metres at depth. The main components of the database are the collar, survey, assay, and lithology tables.

 Brookbank project Mineral Resource Estimate Results
(as of December 31, 2012)

Cut-Off Grade (g/t Au)	Cut-Off Category	Mineral Resource Category	Tonnes (Mt)	Gold Grade (g/t)	Gold Ounces (000's)
0.5	Open Pit	Measured (M)	0.000		0
		Indicated (I)	2.638	2.01	171
		Subtotal M & I	2.638	2.01	171
		Inferred	0.171	2.38	13
2.8	Underground	Measured (M)			0
		Indicated (I)	1.851	7.21	429
		Subtotal M & I	1.851	7.21	429
		Inferred	0.403	4.07	53

        The mineral resource has been estimated and classified using the November 27, 2010, Canadian Institute for Mining, Metallurgy and Petroleum standards and definitions for estimating mineral resources (CIM Standards), as required by NI 43-101. The above is a summary of the mineral resources detailed in the Greenstone Gold Technical Report and is given at cut-off grades of 0.5 g/t and 2.8 g/t Au for open pit and underground mineral resources, respectively.

        Mineral resources that are not mineral reserves have no demonstrated economic viability. Additionally, inferred mineral resources have a large degree of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or any part of the inferred resources can be upgraded to a higher resource category. For additional details, see the Greenstone Gold Technical Report.

Key Lake Project

        The mineral resource estimate for the Key Lake project was prepared by Stantec Consulting Ltd. in its report titled Trans- Canada Property, Hardrock and Brookbank projects, Preliminary Economic Assessment, NI 43-101 Technical Report, dated March 13, 2014, which estimate was included (but not updated) in the Greenstone Gold Technical Report.

Key Lake Mineral Resources (as of December 31, 2012)

Deposit	Cut-Off Category	Mineral Resource Category	Tonnes (Mt)	Gold Grade (g/t)	Gold Ounces (000's)
Key Lake	Open Pit	Measured (M)	0.000		0
		Indicated (I)	2.572	1.17	97
		Subtotal M&I	2.572	1.17	97
		Inferred	1.345	1.29	56
	Underground	Measured	0.000
		Indicated (I)	0.031	6.48	6
		Subtotal M&I	0.031	6.48	6
		Inferred	0.058	3.57	7

        The mineral resources have been estimated and classified using the CIM Standards as required by NI 43-101. The above is a summary of the mineral resources detailed in the Greenstone Gold Technical Report and is given at cut-off grades of 0.5 g/t and 2.8 g/t Au for open pit and underground mineral resources, respectively.

        Mineral resources that are not mineral reserves have no demonstrated economic viability. Additionally, inferred mineral resources have a large degree of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or any part of the inferred resources can be upgraded to a higher resource category. For additional details, see the Greenstone Gold Technical Report.

Kailey Project

        The following Kailey project section is taken directly from the report titled Technical Report on the Mineral Resource Estimates for the Hardrock, Brookbank, and Key Lake projects Greenstone Gold Mines Property Beardmore-Geraldton Area Northern Ontario, Canada, dated January 30, 2013 and prepared by MICON, which estimate was included (but not updated) in the Greenstone Gold Technical Report.

Kailey Mineral Resources (as of December 31, 2014)

Deposit	Cut-Off Category	Mineral Resource Category	Tonnes (Mt)	Gold Grade (g/t)	Gold Ounces (000's)
Kailey	Open Pit	Measured (M)	4.052	1.06	139
		Indicated (I)	4.578	0.86	126
		Subtotal M&I	8.630	0.95	265
		Inferred	3.688	0.97	115

        The mineral resources have been estimated and classified using the CIM Standards as required by NI 43-101. The above is a summary of the mineral resources detailed in the Greenstone Gold Technical Report and is given at cut-off grades of 0.5 g/t and 2.8 g/t Au for open pit and underground mineral resources, respectively.

        Mineral resources that are not mineral reserves have no demonstrated economic viability. Additionally, inferred mineral resources have a large degree of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or any part of the inferred resources can be upgraded to a higher resource category. For additional details, see the Greenstone Gold Technical Report.

Mineral Reserve Estimates

        No current mineral reserve estimates compliant with the reporting requirements of NI 43-101 have been prepared for the Greenstone Gold property. For information on the preliminary economic assessment previously prepared by Premier in respect of the Greenstone Gold property, see Mining Operations below.

Mining Operations

        Premier previously commissioned and filed a report entitled Greenstone Gold Mines Property, Hardrock and Brookbank deposits, Preliminary Economic Assessment, NI 43-101 Technical Report, dated March 13, 2014, prepared by Stantec Consulting Ltd., which report described the results of the technical work undertaken by InnovExplo to produce a mine plan for a preliminary economic assessment study for the Hardrock open pit project (the Greenstone Gold Mines PEA). The Greenstone Gold Mines PEA was conducted on the basis of a mineral resource estimate produced by InnovExplo in an earlier report prepared for Premier entitled Technical Report and Mineral Resource Estimate for the Hardrock project (compliant with Regulation 43- 101/ NI 43-101 and Form 43-101F1), dated December 13, 2013.

        The Greenstone Gold Mines PEA was not updated by Premier following the subsequent updates to the mineral resource estimates in respect of the Greenstone Gold property (all as described above and in the Greenstone Gold Technical Report). The Greenstone Limited Partnership, Centerra and Premier do not recognize any current mineral reserves for the Greenstone Gold property.

        Pursuant to an implementation agreement (Implementation Agreement) dated February 5, 2015 among Centerra, Premier and Premier Gold Mines Hardrock Inc. (a wholly-owned subsidiary of Premier) that was entered into to govern the formation of the Greenstone Limited Partnership, Centerra committed to sole fund up to C$185 million in capital to explore and develop the Greenstone Gold property. Following the completion of such funding, all funding for the Greenstone Limited Partnership will be made on a pro-rata basis by Centerra and Premier. A portion of these funds will initially be used to complete a comprehensive technical and economic feasibility study including an updated mineral resource calculation for the Hardrock project. Subject to the satisfaction of certain feasibility and project advancement criteria, the remainder of the funds will be used towards the construction and development of the Hardrock project in accordance with annual programs and budgets approved by the Greenstone Limited Partnership from time to time.

Exploration and Development

        Prior to the acquisition by Centerra of its interest in the Greenstone Gold property, Premier had conducted certain other exploration and development activities on and around the Greenstone Gold property. For additional details, see the Greenstone Gold Technical Report and Premier's annual information report dated March 31, 2014, each as filed on Centerra's SEDAR profile at www.sedar.com.

        As described above, Centerra has committed to spend up to C$185 million in capital to explore and develop the Greenstone Gold property. A portion of these funds will initially be used to complete a comprehensive technical and economic feasibility study including an updated mineral resource calculation for the Hardrock project. Subject to the satisfaction of certain feasibility and project advancement criteria, the remainder of the funds will be used towards the construction and development of the Hardrock project in accordance with annual programs and budgets approved by the Greenstone Limited Partnership from time to time.

Exploration Properties

        Centerra has interests in a number of exploration properties, including:

  •
  100% interest in the ATO property in Mongolia; and

  •
  100% interest in the Ulaan Bulag property in Mongolia.

Centerra also is party to various joint venture agreements regarding the following exploration properties where Centerra's ownership interest in the underlying properties have not yet vested:

  •
  The Lagares property in Portugal;

  •
  The La Luz property in Nicaragua;

  •
  The Heart Peaks property in Canada;

  •
  The Tajitos-Tejos property in Mexico; and

  •
  The Los Chinos property in Mexico.

In 2016, Centerra has budgeted $11.0 million for exploration expenditures (excluding spending on the Greenstone Gold property).

ATO Project

Quick Facts

        The ATO project is situated in Mongolia approximately 440 kilometres east north east of Ulaanbaatar.

        Centerra acquired the ATO project in 2010.

        384 diamond drill holes have been completed at the ATO project for a total of 53,289.5 metres.

        Gold, silver, lead and zinc mineralization has been encountered at ATO.

Location	Mongolia
Ownership	100%
Business structure	Centerra's wholly-owned subsidiary (indirectly held), Centerra Gold Mongolia LLC (defined above as CGM), is the holder of the rights to mining and exploration licenses for the ATO project

	Oxide	Sulphide
Estimated gold mineral resources	147,000 oz contained gold (measured)	318,000 oz contained gold (measured)
(deposit contains silver, lead and zinc resources as well)	average grade—1.3 g/t	average grade—1.7 g/t
(as at December 31, 2015)	tonnes—3,677,000	tonnes—5,986,000
Mineral resources do not have demonstrated economic viability.	78,000 oz contained gold (indicated)	228,000 oz contained gold (indicated)

Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher category.	average grade—0.7 g/t tonnes—3,294,000 2,000 oz gold (inferred) average grade—0.8 g/t tonnes—87,000	average grade—1.3 g/t tonnes—5,626,000 6,000 oz gold (inferred) average grade—0.6 g/t tonnes—299,000

        The AltanTsagaan Ovoo (defined above as "ATO") deposit is wholly owned by CGM. The deposit is located in Dornod aimag, the easternmost province in Mongolia approximately 440 kilometres east north east of Ulaanbaatar, the capital of Mongolia.

        The ATO deposit is located on the TsagaanOvoo license, which was acquired by us in early 2010. Beginning in May 2010 and through December 2014, Centerra carried out a significant amount of exploration work, including geologic mapping, stream-sediment sampling, grid-soil sampling, geophysical surveys (ground and airborne magnetic surveys, IP and gravity), trenching, and extensive diamond drilling.

        At ATO, gold (Au), Silver (Ag), Lead (Pb) and Zinc (Zn) mineralized rock has been encountered in three pipe-like bodies.

        As at the end of December 2015, 384 diamond drill holes have been completed for a total of 53,289.5 metres. 2014 exploration expenditures for the ATO project totalled $1.9 million compared to $3.7 million in 2013. No exploration expenditures were spent on the ATO project in 2015.

        MRAM accepted a Reserves and Resources report for the ATO deposit in June 2012, and a mining license was granted in late August 2012.

        Exploration activity at ATO to date has included step-out drilling around the deposit and testing of nearby prospects. Drilling results closed off portions of the pipe-like bodies at ATO and identified several new zones on the eastern flanks of the system. Centerra has carried out further drilling to test geophysical targets that occurred on or close to the principal fault structures associated with the ATO resource and the Mungu Zone, and also a program of shallow drilling to identify additional targets to the west and southwest of the known ATO gold resources.

Geology

        ATO is situated in the Pb-Zn-Ag Onon mineral province that straddles the Devonian through Late Jurassic Mongol-Okhotsk tectonic collage emplaced along a transform-continental margin between the Siberian and North China Cratons. Precious and base-metal mineralized rock at ATO occurs in three vertically plunging, veined breccia bodies clustered along an 800-metre-long mineralized corridor that cuts Permian strata and volcaniclastic rock, as well as Mesozoic sedimentary rock. The mineralized pipes are, in turn, cut by largely flat-lying post-mineral Mesozoic dikes. The central and northwesterly pipes are partially exposed whereas the southeasterly one is completely concealed. Plan morphology of mineralized rock in the three pipes generally remains constant with increasing depth to about 200 metres. The dominant alteration minerals in the pipes are magnesian chlorite (clinochlore), present typically in matrix supported sulfidized breccia and phlogopitic white mica, which increases in abundance with depth.

Mineral Resource Estimate

        The initial resource estimate for the ATO project in Mongolia has a measured and indicated resource of 824,000 ounces of contained gold together with silver, lead and zinc and an inferred resource of 26,000 ounces of contained gold together with silver, lead and zinc. These estimates are unchanged from December 31, 2014.

        Mineral resources are not mineral reserves and do not have demonstrated economic viability. Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher category

Ulaan Bulag

        Ulaan Bulag is a small satellite resource located 15 km east southeast of the Boroo mine. No additional drilling work was completed at Ulaan Bulag in 2015. As a result, resources remain unchanged from the 2014 year-end resources.

        To date, 176 diamond drill holes have been completed at the Ulaan Bulag prospect for a total of 17,503 metres. Ulaan Bulag mineralization is primarily confined and controlled by the Ulaan Bulag structure, which dips gently to the west and south. The bulk of mineralization is confined to the footwall of the structure. Gold mineralization extends for approximately 600 meters within a narrow corridor from 100 to 150 meters wide. Currently, Ulaan Bulag contains an indicated resource of 73,000 ounces of gold at an average grade of 1.5 g/t within 1,550,000 tonnes of mineralized rock along with an inferred resource of 13,000 ounces at a grade of 1.3 g/t gold contained by 315,000 tonnes. These estimates are unchanged from December 31, 2014.

        Mineral resources are not mineral reserves and do not have demonstrated economic viability. Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be upgraded to a higher category.

Portugal—Lagares property

        Centerra entered into an option agreement with Medgold Resources Corp. on December 2, 2014 for the Lagares, Balazar, Castelo de Paiva and Valongo licenses in Portugal. The option agreement was amended on December 15, 2015 to include the Boticas (Limarinho-Poço das Freitas) and the Chaves properties in Portugal. Centerra has the right to earn a 51% interest in the property by spending a total of $3 million over three years after which it will have a one-time option to earn an additional 19% by spending an additional $3 million over a further two-year period. Thereafter, the parties would fund the exploration and development of the property proportionally to their respective interests.

Nicaragua—La Luz property

        Centerra entered into an option agreement with Calibre Mining Corp. ("Calibre") on September 8, 2015 for the La Luz property in Nicaragua. Centerra has the right to earn a 51% interest in the property by spending a total of $3 million by December 31, 2017 after which it will have a one-time option to earn an additional 19% by spending an additional $4 million by December 31, 2019. Thereafter, the parties would fund the exploration and development of the La Luz property proportionally to their respective interests. Centerra also have a right of first refusal to purchase or enter into an option or joint venture agreement on Calibre's 100% owned Montes de Oro gold property located in northeast Nicaragua, for so long as Centerra is funding exploration expenditures on the La Luz project.

Canada—Heart Peaks property

        Centerra entered into an option agreement with Colorado Resources Ltd. on September 11, 2015 for the Heart Peaks property in Canada. Centerra has the right to earn a 70% interest in the property by spending a total of C$8 million by December 31, 2019. Thereafter, the parties would fund the exploration and development of the property proportionally to their respective interests.

Mexico—Tajitos-Tejos property

        Centerra entered into an option agreement with Riverside Resources Inc. on October 14, 2015 for the Tajitos-Tejos property in Mexico. Centerra has the right to earn a 70% interest in the property by spending a total of $6 million by December 31, 2019. Thereafter, the parties would fund the exploration and development of the Tajitos-Tejos property proportionally to their respective interests.

Should a party elect not to participate in a work program a standard straight-line dilution formula will apply. If either party is diluted to a 10% interest, the diluted party's interest will be converted to a 2.5% net smelter royalty (NSR), with the other party having the right to purchase 40% of the NSR (equivalent to a 1% NSR interest) for $2,000,000 within three (3) years of conversion.

Mexico—Los Chinos property and Los Cuarentas property

        Centerra entered into an option agreement with Millrock Resources Inc. and its affiliates on March 23, 2016 for the Los Chinos and Los Cuarentas properties in Mexico. For Los Chinos, Centerra has the right to earn a 70% interest in the property by spending a total of $5 million by December 31, 2020. For Los Cuarentas, Centerra has a right to earn a 70% interest in the Los Cuarentas property by spending a total of $2 million by December 31, 2020. Thereafter in both cases, the parties would fund the exploration and development of the applicable property proportionally to their respective interests.

Boroo Project

        In 2016, the Boroo mine will continue with closure activities mainly focusing on reclamation work at the Boroo property. Any revenue from Boroo gold production from rinsing the heap leach pad will be offset against mine closure costs. The 2016 production forecast assumes no gold production from Boroo or Gatsuurt.

        BGC is the first western open pit hard rock mine to operate in Mongolia, and the first to undergo closure. At this stage of operations a typical western mine operation would propose a regulatory plan that followed the regulatory guidelines for closure for that jurisdiction. Such a regulatory program has not been passed into law in Mongolia to date. Therefore, BGC has offered to enact a comprehensive closure program that follows modern reclamation best management practices. This program proposal has been accepted and authorized by the Mongolian authorities. An updated Company closure program is planned to be submitted in the second half of 2016. Following the procedure that was established in 2012, the 2016 closure program will be submitted to the regulatory authorities in the form of a Detailed Environmental Impact Assessment (DEIA).

        A significant amount of the regulatory programs that were proposed by BGC have been implemented since the closure program was approved. Additional closure program elements are proposed for implementation in the future. BGC has begun discussions with the Mongolian regulatory authorities regarding the implementation of the annual plans for activities relating to the closure of the exhausted pits, reclamation work, monitoring, and other decommissioning work.

        The addition of cyanide to the Boroo heap leach was stopped in December 2015. This signals the official end of active production on the heap leach operation and the starting date for the closure phase of operations. Draining (draindown) of heap leach fluids and extraction of any gold that is entrained in the draindown fluid will continue for a period of time.

        As discussed elsewhere under this heading "Additional Information About Centerra", Gatsuurt refractory ore is expected to be processed at a bio-oxidation facility that is to be constructed at the Boroo Project site at a later date. Areas at the Boroo Project site not impacted by future activities related to the processing of Gatsuurt ore are being progressively reclaimed. Should the Gatsuurt project not receive its regulatory commissioning and other approvals, then the Boroo site would continue to full closure of the mill processing facility, tailings facility, and associated facilities.

        The estimated undiscounted cost of decommissioning and reclamation for the Boroo project as of December 31, 2015 was $25.3 million. Funds for mine closure are accrued on an ongoing basis, and a portion of the annual environmental management budget has been deposited with the relevant authorities in accordance with prevailing laws. Currently there is $1.1 million committed for funding reclamation activities and related studies in 2016. BGC annually deposits 50% of the upcoming year's environmental management plan budget into a government account and a percentage of the reclamation deposit is returned to BGC based on completion of such reclamation activities.

Legal Proceedings

Kyrgyz Parliamentary and State Commissions

Formation of Parliamentary Commission

        On February 15, 2012, the Kyrgyz Parliament established an interim parliamentary commission (the "Parliamentary Commission") to inspect and review: (i) Kumtor's compliance with Kyrgyz operational and environmental laws, as well as community standards, and (ii) state regulation over the Kumtor project's activities.

        The Parliamentary Commission issued a report (the "Parliamentary Commission Report") on June 18, 2012 and made a number of assertions regarding the operation of the Kumtor project, including:

  •
  challenging the legal validity of the project governing the Kumtor project (Kumtor Project Agreements);

  •
  alleging non-compliance by Kumtor with Kyrgyz environmental and other laws, particularly at Kumtor's tailings facility, the Davidov glacier and the Sarychat-Ertash State Reserve which is in the vicinity of the Kumtor project. The Parliamentary Commission alleges that the violations have resulted in substantial monetary damages; and

  •
  alleging inefficient or improper management of Kumtor, particularly with respect to customs practices, tax and Social Fund payments, operational decisions, procurement practices and mill efficiencies (gold recoveries), the latter of which is alleged by the Parliamentary Commission to result in very substantial losses.

        The Parliamentary Commission proposed to the Kyrgyz Parliament a form of decree (the "Draft Decree)" which called for the cancellation of the Kumtor Project Agreements and the creation of a new state-owned Kyrgyz Republic entity to assume control over Kumtor. If the Draft Decree had been approved and given full effect by the Kyrgyz Government, it would have, in substance, resulted in the nationalization of Kumtor.

        When the Kyrgyz Parliament met in late June 2012 to consider the Parliamentary Commission Report, it voted against the Draft Decree and instead adopted an alternative resolution ("Resolution 2117-V") that took note of the Parliamentary Commission Report and declared the Kumtor Project Agreements to be contrary to the interests of the Kyrgyz Republic. Resolution 2117-V also: (i) called for the formation of a State Commission (as defined below) to assess the environmental, industrial and social damage caused by the Kumtor project and to initiate the renegotiation of the Kumtor Project Agreements in order to protect economic and environmental interests; (ii) called for the cancellation of various government decrees and orders, including Government Decree #168 dated March 25, 2010 which provided land use rights over the surface of the Kumtor concession area; and (iii) recommended that the State Agency for Geology and Mineral Resources cancel certain licenses granted to Kumtor, including the exploration license for the Karasay and Koendy licensed area.

Formation of the State Commission

        In response to Resolution 2117-V, the Kyrgyz Government established a state commission (the "State Commission") for the purpose of reviewing the Parliamentary Commission Report as well as inspecting and reviewing Kumtor's compliance with Kyrgyz operational and environmental laws and community standards. The State Commission was comprised of three working groups with responsibility for environmental and mining matters, legal matters (including a review of all prior and current agreements relating to the Kumtor project) and socio-economic matters (including a review of financial, taxation, procurement and employment related issues).

        In December 2012, the State Commission issued its final report (the "State Commission Report") following five months of study and several visits to the Kumtor mine site and over 120 written requests for information on a wide variety of matters going back to 1993 when the original agreement regarding the Kumtor project was executed.

        The State Commission Report included a large number of allegations in regard to prior transactions relating to the Kumtor project and the Kumtor project's operations and management, including the following:

  (i)
  that the Kumtor project violated Kyrgyz Republic legislation relating to corporate, environment, and subsoil legislation at various times since project activities began in 1993, including allegations relating to the tender process for the deposit in 1993, the approval process for the initial development of the Kumtor project, the placing of waste rock on glaciers, and causing environmental damage to water and land resources in the area of the Kumtor project;

  (ii)
  that Kumtor management is ineffective;

  (iii)
  that incorrect valuation of assets occurred during the 2003/2004 restructuring process, which purportedly led to significant losses sustained by the Kyrgyz Republic; and

  (iv)
  that the Kumtor Project Agreements executed in 2009 were improperly approved and violate the Kyrgyz Republic constitution.

        The State Commission Report recommended that the Kyrgyz Government open negotiations of the arrangements under which the Kumtor project is governed. The State Commission Report's recommendations include requiring Kumtor to accept the current tax regime and pay higher environmental charges; changes in the management of Kumtor and Centerra including greater representation by Kyrgyzaltyn on the Board and greater representation of Kyrgyz citizens in management of the Kumtor project; and additional charges and fees to be paid by the Kumtor project including for land use, and for those items raised by SIETS (as discussed below). The State Commission Report also recommended various actions to be taken by Kyrgyzaltyn, by the Kyrgyz Government (including revisions to Kyrgyz law) and the GPO with respect to investigating the personal liability of parties who were involved in negotiating previous agreements governing the Kumtor project for violations of Kyrgyz legislation and for inflicting losses to the Kyrgyz Republic's interests. The State Commission recommended the establishment of a working group to give effect to the recommendations, in particular the opening of negotiations with Centerra and Kumtor.

        Centerra received the final copy of the State Commission Report on January 18, 2013. Centerra believes that the conclusions and claims in the State Commission Report are exaggerated or without merit. While Centerra has responded in detail in writing to such conclusions and claims, Centerra also makes the following general responses:

  (i)
  Centerra operates in accordance with Kyrgyz and international standards, and this has been proven over the years in systematic audits conducted by Kyrgyz and international experts. In particular, in August 2012, the Safety, Health and Environment Committee of Centerra's board of directors (now the Sustainable Operations Committee) engaged an independent, internationally recognized consultant to carry out a due diligence review of Kumtor's performance on environmental matters. The report issued in October 2012 concluded that no major or materially significant environmental issues were identified.

  (ii)
  The Kumtor Project Agreements provide for a full regime of all payments to the Kyrgyz Government including a comprehensive revenue-based tax and specified fees and payments for other matters including environmental charges. The Kumtor Project Agreements were negotiated at arm's length, and reviewed and approved by the Kyrgyz Government and Parliament. The agreements were the subject of a positive decision by the Kyrgyz Constitutional Court and a legal opinion of the Kyrgyz Republic Ministry of Justice. Centerra believe these agreements are legal, valid and enforceable obligations of the parties.

  (iii)
  Centerra, Kumtor and the Kyrgyz Government, among other parties, entered into a release agreement (the Release Agreement) on June 6, 2009, as part of Kumtor Project Agreements. The Release Agreement provides that parties agreed to release each other from any claims, including any legal, tax and fiscal matters, in respect of any matter arising or existing prior to June 6, 2009, whether such matters were known or unknown as of June 6, 2009, subject to certain exemptions which are not applicable in the circumstances. Accordingly, the conclusions and recommendations relating to alleged wrongdoings prior to June 6, 2009, including matters relating to the 1993 Master Agreement and the 2003 Restructuring Agreement have been released by all parties.

State Commission Report Received by Parliament

        In connection with its consideration of the State Commission Report, the Kyrgyz Parliament adopted decree #2805-V ("Decree 2805-V") on February 21, 2013 regarding the Kumtor project. Decree 2805-V recommended that the Kyrgyz Government ensure the continuous operation of the Kumtor mine and, within three months of the date of Decree 2805-V, conduct negotiations with Centerra with a view to revising the Kumtor Project Agreements to return to conditions that existed prior to the restructuring of the project in 2003, but subject to the application of current Kyrgyz legislation, and to enter into new agreements on these terms.

        Decree 2805-V provided that if the parties could not agree on mutually acceptable terms within such three-month time period, the Government was instructed by the Parliament to (among other things) take certain actions with respect to the Kumtor project, including to:

  (i)
  invalidate the legislation enacted by Parliament in 2009 approving the Kumtor Project Agreements, and to unilaterally terminate the Kumtor Project Agreements;

  (ii)
  invalidate the legislation enacted by Parliament in 2009 amending the Kyrgyz Republic Tax Code (which provides for the tax regime set out in the Kumtor Project Agreements);

  (iii)
  confiscate land plots in connection with the adoption of Government Decree, on abolition of the Government Decree on allocation of lands to KGC dated March 25, 2010, approved by the Government Decree dated July 5, 2012. (This March 25, 2010 Decree #168 granted Kumtor surface rights in relation to the Kumtor project); and

  (iv)
  authorize SIETS to take measures to have Kumtor pay fines and other charges for violations of environmental, mining and geological and subsoil legislation. (See below—Environmental Claims.)

        Decree 2805-V also requests that the Kyrgyz Government develop and submit to the Parliament for consideration certain matters, including the following:

  (i)
  draft amendments to existing legislation or draft new legislation relating to biosphere territories, the protection and preservation of glaciers, and prohibiting the placement of pollutants on glaciers;

  (ii)
  provide for the obligation of Kumtor to develop a technical plan on reclamation of the Kumtor project in accordance with Kyrgyz legislation and to determine funding for reclamation based on such plan and to enforce this obligation;

  (iii)
  for the entire period of the Kumtor project, to invoice Kumtor for the use of water and make Kumtor pay for changes in the glacial regime and disposal of waste; and

  (iv)
  when negotiating with Centerra and KOC, to require that goods and services be purchased for the Kumtor project in the domestic market.

        Decree 2805-V also recommended that the GPO and the National Security Committee consider pursuing allegations that management of the former parent company of Centerra, Centerra, KOC and KGC violated environmental regulations and committed other offences, and that precious metal reserves (silver, tellurium, and other associated components) at the Kumtor deposit were deliberately understated.

        Decree 2805-V calls on the Government, GPO and the National Security Committee to report on the implementation of the instructions set out in the Decree 2805-Vby June 1, 2013. Such deadline was subsequently extended to September 10, 2013 and then to December 23, 2013.

Restructuring Discussions

        Following extensive negotiations between Centerra, the Kyrgyz Republic and Kyrgyzaltyn in 2013, Centerra entered into a non-binding heads of agreement on December 24, 2013 and subsequently re-signed on January 18, 2014 after making non-material changes (the "HOA"). The HOA contemplated the following:

  •
  Kyrgyzaltyn would receive a 50% interest in the joint venture company that would own the Kumtor project in exchange for its 32.7% equity ownership in Centerra.

  •
  The agreements entered into between, among others, Centerra, Kyrgyzaltyn and the Kyrgyz Government in 2009 would remain in full force and effect, including the tax regime set out in such agreements.

  •
  The board of the joint venture company would be comprised of an equal number of Centerra and Kyrgyzaltyn representatives. Consistent with Centerra's ability to consolidate the financial results of the Kumtor project, major decisions of the joint-venture company would be subject to discussion and approval by the board of the joint venture company.

  •
  Centerra would remain the operator/manager of the Kumtor project pursuant to an operating agreement which would contain typical terms and provisions.

  •
  The operating agreement would also include provisions for compensation for services provided by Centerra and Kyrgyzaltyn.

        The parties negotiated at length throughout 2014 and 2015 to reach definitive agreements to reflect the material terms in the HOA. Unfortunately, the parties were not able to agree on all outstanding matters and the Government of the Kyrgyz Republic announced in December 2015 that it was withdrawing from the heads of agreement. However, the Prime Minister also stated that "the government of the Kyrgyz Republic is still deeply interested in ensuring uninterrupted operations of the Kumtor mine and achieving mutual agreements which would allow further efficient implementation of the Kumtor project in accordance with the best world practices, standards and requirements of the mining industry transparency initiative. Centerra expects to continue discussions with the Government of the Kyrgyz Republic on how to resolve outstanding matters relating to the Kumtor project. Centerra has benefited from a close and constructive dialogue with the Kyrgyz authorities over many years and Centerra remains committed to continuing to work with them to resolve all other matters affecting the Kumtor project in accordance with the Kumtor Project Agreements, which provide for all disputes to be resolved by international arbitration, if necessary. However, no assurances can be provided that Centerra can successfully resolve all outstanding matters affecting the Kumtor Project. The inability to successfully resolve matters could have a material adverse impact on Centerra's future cash flows, earnings, results of operations and financial conditions.

Environmental Claims

Claims Commenced by SIETS

        In December 2012, Centerra received four claims from State Inspectorate Office for Environmental and Technical Safety ("SIETS") relating to alleged environmental damages at the Kumtor project and one claim from SAEPF which was subsequently withdrawn. The claims are for an aggregate amount of approximately $150 million (at the then exchange rate) and include:

  •
  a claim for approximately $142 million for alleged damages in relation to the placement on waste dumps of waste rock from mining operations (2000 to 2011);

  •
  a claim for approximately $4 million for use of water resources for the period of 2000 to 2011;

  •
  a claim for approximately $0.03 million for unaccounted industrial and household waste; and

  •
  a claim for approximately $2.3 million for alleged damages caused to land resources at the time of initial construction of Kumtor.

        The claims reference the review of the Kumtor project carried out by the environmental and technical working group of the State Commission. Centerra believes the claims are exaggerated or without merit and have responded to the claims.

        Centerra and Kumtor disputed these environmental claims through 2012 and 2013. In 2013, SIETS commenced four separate court proceedings in the Kyrgyz Republic seeking to enforce their environmental claims. At such hearings before the Kyrgyz courts, Kumtor argued (among other things) that the court lacked jurisdiction to hear the dispute due to the existence of an arbitration provision in the Kumtor Project Agreements. Each of the SIETS claims were dismissed by the Bishkek Inter-District Court (lower level courts) and on appeal by the Bishkek City Court on the basis that the arbitration clause in the Restated Investment Agreement require that all such disputes be resolved through international arbitration. The matter was argued before the Supreme Court of the Kyrgyz Republic in March 2014 and the court ordered that the proceedings be returned to the lower level courts (the Bishkek Inter-district court) for re-examining. These claims continue to be argued before the courts. In late 2015, SIETS amended its land resource claim to include other areas of alleged damage and increased the damages sought by $1.6 million.

        On May 25, 2016, the Bishkek Inter-District Court in the Kyrgyz Republic ruled against KOC, Centerra's wholly-owned subsidiary, on two claims made by SIETS in relation to the placement of waste rock at the Kumtor waste dumps and unrecorded wastes from Kumtor's effluent and sewage treatment plants. The Inter-District Court awarded damages of 6,698,878,290 Kyrgyz soms (approximately $99.4 million, based on an exchange rate of 67.4 Kyrgyz soms per $1.00) and 663,839 Kyrgyz soms (approximately $10,000), respectively. On June 1, 2016, the Inter-District Court ruled against KOC on two other claims made by SIETS in relation to alleged land damage and failure to pay for water use. The Inter-District Court awarded damages of 161,840,109 Kyrgyz soms (approximately $2.4 million) and 188,533,730 Kyrgyz soms (approximately $2.8 million), respectively. Centerra and KOC strongly dispute the SIETS claims and have appealed the decisions to the Bishkek City Court and will, if necessary, appeal to the Kyrgyz Republic Supreme Court. Centerra and KOC also intend to add these SIETS claims to the claims asserted in the arbitration, discussed below, if the appeals of the judgments are unsuccessful.

Claim by the Kyrgyz State Agency for Environmental Protection and Forestry (SAEPF)

        On February 21, 2013, Centerra announced the receipt of a claim from SAEPF for the amount of approximately $315 million (at then current exchange rates) for alleged damage in relation to waste placed in the TMF, waste rock dumps, and for the generation, management and treatment of other types of wastes. The claim covers the period from 1996 to 2011.

        SAEPF commenced a court proceeding in 2013 to enforce their claim. To date, KOC has defended itself against these allegations on procedural bases. Similar to other environmental claims commenced by Kyrgyz regulatory authorities in the Kyrgyz courts, KOC requested that the Bishkek Inter-district court dismiss the claim on the basis of the international arbitration clause in the Restated Investment Agreement, which requires all such disputes to be resolved through international arbitration. Despite Centerra's efforts to draw the court's attention to the Restated Investment Agreement and the previous decisions of the same court and the Bishkek City Court (in relation to the claims commenced by SIETS), the Inter-district Court rejected Centerra's appeal to dismiss the claim.

        The claim remains before the Kyrgyz courts on preliminary matters. The merits of the claim have not been adjudicated. Centerra and Kumtor continue to dispute the allegations raised in the claim.

        On June 3, 2016, the Inter-District Court held a hearing in respect of the claim made by SAEPF alleging that Kumtor owes additional environmental pollution fees in the amount of approximately $220 million. The court did not issue a decision on the merits of the claim itself. However, at the request of SAEPF, the court granted an interim order against KGC, to secure SAEPF's claim. The interim order prohibits KGC from taking any actions relating to certain financial transactions including, transferring property or assets, declaring or paying dividends or making loans. The injunction is effective immediately. KGC has appealed the Inter-District Court's order to Bishkek City Court in the Kyrgyz Republic and has added the dispute to the international arbitration proceeding against the Kyrgyz Republic discussed below.

Management's Assessment of Environmental Claims

        The Kumtor project's environmental performance has been the subject of systemic audits and investigations over many years by Kyrgyz and international experts.

        Centerra notes that the Kumtor Projects Agreements provide a complete listing of all taxes and payments to be made to the Kyrgyz Republic, including a fixed environmental charge. Accordingly, no other tax, duties, or other obligations are to be paid to the Kyrgyz Republic, however they may be characterized. Furthermore, under the Kumtor Project Agreements, the Kumtor project is entitled to receive and maintain such licenses, permits and approvals as are needed or convenient for the operation of the project, and the Kyrgyz Government agrees to use its best efforts to reverse or annul any actions of public officials (including state agencies) which conflict with the rights and benefits granted to Kumtor under the Kumtor Projects Agreements.

        In addition, Centerra notes that it, the Kyrgyz Republic and others entered into a release agreement (the Release Agreement) dated June 6, 2009, whereby, subject to certain exceptions which Centerra believes are not applicable in the circumstances, the Kyrgyz Republic released Centerra from any and all claims, and damages with respect of any matter (including any tax or fiscal matters) arising or existing prior to the date of the Release Agreement, whether such matters were known or unknown at such time, and the Kyrgyz Republic agreed not to commence any actions or assert any demands for such actions or demands so released.

        Centerra has benefited from a close and constructive dialogue with the Kyrgyz authorities over many years and Centerra remains committed to continuing to work with them to resolve the claims and directives from Kyrgyz regulatory agencies and to resolve all other matters affecting the Kumtor project in accordance with the Kumtor Project Agreements, which provide for all disputes to be resolved by international arbitration, if necessary. However, no assurances can be given that the claims and the directives issued by Kyrgyz regulatory authorities or the outcome of the Kyrgyz Government and Parliamentary activities with respect to environmental matters will be resolved without a material impact on the Centerra. If the environmental claims are upheld and enforced or if the Government or Parliament take unilateral actions with respect to the Kumtor Project Agreements or the cancellation of government decrees, orders or licences under which Kumtor operates, it could have an adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition, if not adequately covered by Centerra's political risk insurance. See the section of this AIF entitled "Risks that can affect Centerra's business" for further information.

Kyrgyz Republic General Prosecutor Claims

Land Use Certificate

        On November 11, 2013, KOC received a claim from the Kyrgyz Republic GPO requesting the Inter-District Court of the Issyk-Kul Province invalidate its land use certificate and seize certain lands within Kumtor's concession area. See the disclosure under the heading "Additional Information About Centerra—Centerra's Properties—Kumtor—Property description, location and concession—Revocation of Land Use Certificate".

Inter-Corporate Dividend and Related Criminal Case

        The Kyrgyz Republic GPO filed on May 23, 2014 a civil claim in Kyrgyz court against KGC which sought to unwind a $200 million inter-corporate dividend declared and paid by KGC to Centerra in December 2013. The GPO alleges that the dividend was contrary to the procedural requirements of Kyrgyz corporate law. KGC and Centerra dispute such allegations and believe that the dividend complied with the Kumtor Project Agreements and all applicable Kyrgyz laws. KGC contested the claim in 2014, challenging (among other things), the jurisdiction of the Kyrgyz courts to hear the claim due to the arbitration provisions of the Restated Investment Agreement which requires all such disputes to be resolved through international arbitration.

        The court claim was temporarily suspended effective October 10, 2014 at the request of the GPO until the completion of the criminal proceedings against Mr. Dilger Japarov who was a member of KGC board of directors (as nominee of Kyrgyzaltyn) in December 2013 when the board of directors recommended to KGC's shareholders the declaration and payment of the $200 million dividend. Mr. Japarov was also chairman of the management board of Kyrgyzaltyn at that time.

        On December 11, 2015, the Pervomayski District Court found Mr. Japarov guilty of using his regulatory or managerial authorities against the interests of Kyrgyzaltyn and the Kyrgyz Republic. However, due to the time he had already served in detention prior to and during his trial, he was released from detention without serving additional time.

        On June 3, 2016, the Inter-District Court also renewed a claim previously commenced by the GPO seeking to unwind the $200 million dividend paid by KGC to Centerra in December 2013 (the "2013 Dividend"). Centerra also understands that the GPO has initiated a criminal proceeding against executives of Centerra and KGC in respect of the 2013 Dividend and that Kyrgyz Republic State National Security Committee ("SNSC") is investigating in relation to that proceeding.

New GPO Proceedings

        On May 30, 3016, a new criminal case was opened by the GPO against unnamed KGC managers alleging that such managers engaged in transactions that deprived KGC of its assets or otherwise abused their authority, causing damage to the Kyrgyz Republic. Specifically, the case appears to be focused on the commercial reasonableness of certain of KGC's commercial transactions and in particular, the purchase of goods and supplies in the normal course of its business operations and the expenses relating to the relocation of the Kumtor Project's camp in 2014 and 2015. Further to such investigation, the GPO has carried out searches of KGC's offices and seized documents and records. Centerra and KGC strongly dispute the allegation that any such commercial transactions or the actions of KGC managers were in any way improper. Centerra and KGC will challenge the actions of the GPO in the courts of the Kyrgyz Republic as well as in international arbitration.

        On June 14, 2016, according to reports in the Kyrgyz Republic, the Kyrgyz Republic President instructed the GPO to investigate the legality of the agreements relating to the Kumtor Project which were entered into in 2003, 2004 and 2009. The Restated Investment Agreement governing the Kumtor Project which was entered into in 2009 superceded entirely the 2003 and 2004 agreements. The Restated Investment Agreement was negotiated with the Kyrgyz Republic government, Kyrgyzaltyn and their international advisers, and approved by all relevant Kyrgyz Republic state authorities, including the Kyrgyz Republic Parliament and any disputes under the Restated Investment Agreement are subject to resolution by international arbitration.

        On June 16, 2016, the Investigator of the Jety-Oguz District Department of Interior Affairs initiated criminal proceedings against two KGC managers in relation to the death of a KGC employee due to an industrial accident which occurred in January 2016.

Ontario Enforcement Actions Against the Kyrgyz Republic

        Starting in 2011, there have been four Ontario applications commenced by different applicants against the Kyrgyz Republic and Kyrgyzaltyn, each seeking to enforce in Ontario international arbitral awards against the Kyrgyz Republic. None of these disputes relate directly to Centerra or the Kumtor project. In each of these cases, the applicants have argued that the Kyrgyz Republic has an interest in the shares of Centerra held by Kyrgyzaltyn, a state controlled entity, and therefore that the applicant is entitled to seize such number of Centerra shares and/or such amount of dividends as necessary to satisfy their respective arbitral awards against the Kyrgyz Republic. The four applicants and the amount of their arbitral awards are as follows:

(i)
Sistem Mühendislik İnşaat Ve Ticaret Anonim Sirketi ("Sistem") commenced its claim in Ontario in March 2011 to enforce an arbitral award in the amount of approximately $9 million;

(ii)
Stans Energy Corp. ("Stans") commenced its claim in Ontario in October 2014 to enforce its arbitral award for approximately $118 million;

(iii)
Belokon commenced a claim in Ontario in February 2015 to enforce the arbitral award for approximately $16.5 million; and

(iv)
Entes commenced its claim in October 2015 to enforce an arbitral award for approximately $22.7 million.

        A brief description of each claim is set out below:

Sistem Court Proceeding

        In March 2011, a Turkish company, Sistem, initiated a claim in an Ontario court which alleged that the shares in Centerra owned by Kyrgyzaltyn are, in fact, beneficially owned by the Kyrgyz Republic. This claim was made as part of court proceedings seeking to enforce in Ontario an arbitration award received by Sistem against the Kyrgyz Republic in the amount of approximately $9 million plus interest.

        On April 15, 2014, the Ontario Superior Court of Justice found in favor of Sistem, ruling that the shares of Centerra owned by Kyrgyzaltyn could be seized to satisfy the arbitration award. Kyrgyzaltyn successful appealed this ruling to the Ontario Court of Appeal, which decided (on June 19, 2015) that the Kyrgyz Republic was not properly served in the previous proceedings and, accordingly, it allowed Kyrgyzaltyn's appeal and cancelled the previous Ontario Superior Court of Justice decision. The Court of Appeal determined that a new hearing may be held following proper service of Sistem's Amended Notice of Application to the Kyrgyz Republic. Sistem sought leave to appeal the decision to the Supreme Court of Canada, which Centerra understands was denied on February 11, 2016.

        As part of the court proceedings, the Ontario Superior Court of Justice issued a court order (last amended on June 2013) requiring (among other things) that Centerra hold in trust for the Sistem court proceedings dividends otherwise payable to Kyrgyzaltyn up to a maximum of C$11.3 million, which was reached in June 2013. As a result of an agreement reached between Sistem and Kyrgyzaltyn on September 8, 2014, the Ontario Court of Appeal issued an order requiring Centerra to release to Kyrgyzaltyn all of the amounts held in trust for the Sistem proceedings. However, prior to receiving instructions from Kyrgyzaltyn with respect to the transfer of the funds, the Stans Order (as defined below) was issued which restricted Centerra's ability from paying such money to Kyrgyzaltyn.

Stans Energy Corp. Proceedings

        On October 10, 2014, Centerra was served with an order (the "Stans Order") from the Ontario Superior Court of Justice in favor of Stans Energy Corp. (defined above as Stans) which prohibits Kyrgyzaltyn from, among other things: (i) selling, disposing or exchanging 47,000,000 shares (the "Stans Frozen Shares") of the 77,401,766 shares it holds in the capital of Centerra; (ii) obtaining share certificates in respect of such shares; or (iii) exercising its rights as a registered shareholder of Centerra in a manner that is inconsistent with or would undermine the terms of the Stans Order. The order also prohibits Centerra from, among other things, registering the transfer of the Stans Frozen Shares, and requires Centerra to hold in trust for the proceeding under the Stans Application (as defined below) any amounts payable to Kyrgyzaltyn in respect of dividends or distributions that Centerra currently holds in trust for Kyrgyzaltyn or may declare or pay in the future.

        Centerra was also served by Stans with a notice of application to the Ontario Superior Court of Justice (the "Stans Application") which seeks to enforce a June 30, 2014 arbitral award (the "Stans Arbitration Award") obtained by Stans against the Kyrgyz Republic from the arbitration tribunal of the Moscow Chamber of Commerce in the amount of approximately $118 million. The Stans Application seeks, among other things, an order declaring that the Kyrgyz Republic has a beneficial interest in all of the shares in Centerra held by Kyrgyzaltyn and that monies, interest, dividends and other rights of Kyrgyzaltyn in the stock of Centerra may be seized in order to satisfy the Stans Arbitration Award. The notice of application was originally served in October 2014 and was re-filed in January 2015 with new affidavits.

        On June 10, 2015, the Ontario Superior Court of Justice Divisional Court issued a decision on an appeal brought by Kyrgyzaltyn in the Stans case. The effect of this decision was to cancel the Stans Order. The court made its decision based on, among other things, the existence of new evidence put forward by Kyrgyzaltyn, and in particular a Moscow State Court decision dated April 29, 2015 (and the short form reasons for that decision dated May 15, 2015) which determined that the Moscow Chamber of Commerce and Industry ("MCCI"), the arbitral body which granted the Stans' arbitral award for $118 million, did not have jurisdiction to make an award. The decision of the MCCI was subsequently confirmed by the Russian Supreme Court on January 11, 2016.

        At this point, there are no outstanding court orders impacting Centerra relating to the Stans proceedings.

Belekon Proceedings

        Centerra was served with a court order dated February 25, 2015 from the Ontario Superior Court of Justice in favor of Valeri Belokon (the "Belokon Order") which places restrictions on Kyrgyzaltyn JSC similar to those in the Stans Order, but in respect to 6,500,240 shares that Kyrgyzaltyn owns in Centerra. Centerra is prohibited from registering the transfer of the Belokon Frozen Shares and is required to hold in trust for the benefit of the Belokon Application (as defined below) any dividends or distributions that Centerra currently holds in trust for Kyrgyzaltyn or may declare or pay in the future.

        The Belokon Order was issued in connection with a notice of application filed by Mr. Belokon in the Ontario Superior Court of Justice (the "Belokon Application") which seeks to enforce an award dated October 24, 2014 issued by an arbitral tribunal comprised of three arbitrators and held in Paris France (the "Belokon Arbitration Award"). The Belokon Arbitration Award is for approximately $17 million. Similar to the other proceedings against the Kyrgyz Republic and Kyrgyzaltyn in Ontario, the Belokon Application is seeking an order declaring that the Kyrgyz Republic has a beneficial interest in all of the shares in Centerra held by Kyrgyzaltyn and that monies, interest, dividends and other rights of Kyrgyzaltyn in the stock of Centerra may be seized in order to satisfy the Belokon Arbitration Award.

        On September 8, 2015, the Belokon Order was amended by the Ontario courts to reduce the number of shares restricted by the Belokon Order (now 3,787,879 shares) and to limit the amount of dividends o be held in trust for the Belokon proceeding to C$10 million. Accordingly, all amounts held in trust in excess of C$10 million were released to Kyrgyzaltyn in September 2015.

Entes Proceedings

        On October 15, 2015, Centerra received an Ontario court order in favor of Entes Industrial Plants Construction & Erection Contracting Co. Inc. ("Entes"), which has an arbitral award against the Kyrgyz Republic for $22.7 million. The injunction (i) prohibits Kyrgyzaltyn from, among other things, selling or transferring 7,465,776 shares of Centerra held by it (over and above the 3,787,879 shares already restricted in the Belokon proceedings); and (ii) requires Centerra to pay any dividends declared on Centerra shares held by Kyrgyzaltyn into trust for the benefit of the Entes enforcement application. The order was continued on October 27, 2015 and remains in place until further order of the Court; it does not set a limit on the amount of dividends to be held in trust. Centerra is currently holding C$2.9 million in trust for the Entes proceeding.

Superior Court Decision

        On July 11, 2016, the Ontario Superior Court of Justice released a decision on the common issue in these four applications as to whether the Kyrgyz Republic has an exigible ownership interest in the Centerra common shares held by Kyrgyzaltyn. The Ontario Superior Court of Justice held that the Kyrgyz Republic does not have any equitable or other right, property, interest or equity of redemption in the Centerra common shares held by Kyrgyzaltyn, meaning that under Ontario law such Common Shares may not be seized to satisfy arbitral awards against the Kyrgyz Republic. It is not known at this time whether this decision will be appealed.

Arbitration

        On May 30, 2016, Centerra delivered a notice of arbitration to the Kyrgyz Republic government in connection with certain ongoing disputes relating to the Kumtor Project. These include, among other things: (i) each of the environmental claims brought by SIETS and SAEPF and the decisions of the Kyrgyz Republic courts related thereto; and (ii) the previously announced claims of the GPO seeking to unwind the 2013 Dividend and the related search of KGC's Bishkek office conducted on April 28, 2016. Under the Restated Investment Agreement, the arbitration will be determined by a single arbitrator. Centerra has proposed the name of an arbitrator and, failing agreement, will apply to the Permanent Court of Arbitration in The Hague, the Netherlands to appoint an arbitrator. The arbitration will be conducted under UNCITRAL Arbitration Rules in Stockholm, Sweden, and disputes arising out of the Restated Investment Agreement will be governed by the law of the State of New York, USA and the conduct and operations of the parties will be governed by the Restated Investment Agreement, the Restated Concession Agreement and the laws of the Kyrgyz Republic.

        Even if Centerra is successful in convincing the arbitrator to reduce the amounts claimed or overturn the claims brought by SIETS, SAEPF or other matters which Centerra believes are subject to the notice of arbitration, there are no assurances that such an arbitration award would be recognized and enforced by courts in the Kyrgyz Republic, as the courts of the Kyrgyz Republic have held that certain environmental claims brought by SIETS and SAEPF are not within the scope of the arbitration provision of the Restated Investment Agreement. Accordingly, Centerra may be obligated to pay part of or the full amounts of, among others, the SIETS and SAEPF claims regardless of the action taken by the arbitrator. Centerra may not have sufficient insurance to cover these costs and there are no litigation reserves for such amounts. See "Risks Relating to Centerra". If Centerra were obligated to pay these amounts, it would have a material adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

        Centerra remains committed to working with Kyrgyz Republic authorities to resolve these issues in accordance with the agreements governing the Kumtor Project, which provide for all disputes to be resolved by international arbitration, if necessary. Although Centerra has reviewed the various claims discussed above and believes that all disputes related to the Restated Investment Agreement should be determined in arbitration, there is a risk that the arbitrator may reject Centerra's claims. There are also risks that an arbitrator will determine it does not have jurisdiction and/or may stay the arbitration pending determination of certain issues by the Kyrgyz Republic courts. These claims include, but are not limited to, (i) the validity or enforceability of the 2009 Restated Investment Agreement itself, (ii) criminal claims and (iii) any claims that a non-party to the 2009 Restated Investment Agreement has brought in Kyrgyz Republic courts. There is also risk that a Kyrgyz Republic court would not confirm and/or enforce an arbitration award issued by the arbitrator. See "Risks Related to Centerra". There are also no assurances that: (i) Centerra will be able to successfully resolve any or all of the outstanding matters affecting the Kumtor Project; (ii) any discussions between the Kyrgyz Republic government and Centerra will result in a mutually acceptable solution regarding the Kumtor Project Agreements; (iii) Centerra will receive the necessary legal and regulatory approvals under Kyrgyz law and/or Canadian law; or (iv) the Kyrgyz Republic government and/or Parliament will not take actions that are inconsistent with the government's obligations under the Kumtor Project Agreements, including adopting a law "denouncing" or purporting to cancel or invalidate the Kumtor Project Agreements or laws enacted in relation thereto, including the Draft Nationalization Bill. The inability to successfully resolve all such matters could lead to suspension of operations of the Kumtor Project and would have a material adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

MD&A

        Please see Centerra's Management's Discussions & Analysis for the year ended December 31, 2016 attached to this proxy statement as Annex G and incorporated herein by reference and Centerra's Management's Discussions & Analysis for the three and six months ended June 30, 2016 attached to this proxy statement as Annex H.

Consolidated Capitalization

        The following table sets forth the consolidated capitalization of Centerra as at the dates indicated before and after giving effect to: (i) the Centerra Equity Financing (assuming no exercise of the over-allotment option), (ii) the New Credit Facilities, (iii) the Arrangement and (iv) post-Arrangement related costs. This table should be read in conjunction with the financial statements of Centerra included in this proxy statement and the unaudited pro forma condensed consolidated financial statements included in this proxy statement.

(millions of United States dollars)	As at June 30, 2016	As at June 30, 2016 after giving effect to items (i) through (vi) above
Cash, cash equivalents and investments(1)	527	193

Total Short-term Debt	98	111

Total Long-term Debt	0	281

Total Debt	98	392

Total Shareholders' Equity	1,449	1,705

Total Capitalization	1,547	2,097

(1)
Pro forma receipt by Centerra of the net proceeds of the Centerra Equity Financing, after deducting the fee payable to the Underwriters.

Directors and Senior Executive Officers

        The following tables set out the directors and senior executive officers of Centerra as of September 9, 2016. Except as set out below, the term of office for each of the directors will expire at the time of Centerra's next annual shareholders meeting. It is anticipated that Jacques Perron, Thompson Creek's President and Chief Executive Officer and a current member of the Thompson Creek Board, will be appointed to the board of directors of Centerra in connection with the Arrangement.

Directors

Director	Experience and Qualifications
Richard W. Connor, 66 Columbine Valley, Colorado, USA Independent Director since June 5, 2012	Mr. Connor has over 25 years of experience as an audit partner with KPMG LLP in the United States, principally for publicly traded clients in a variety of industries, including Energy and Mining, and Media and Telecommunications. Mr. Connor retired from KPMG LLP in 2009, where he served as the Office Managing Partner of the KPMG Denver Office from 1996 to 2008. Mr. Connor was elected to the partnership in 1980 and was appointed to the firm's SEC Reviewing Partners Committee in 1987, where he served until his retirement. Mr. Connor earned his BS degree in Accounting from the University of Colorado.
Raphael A. Girard, 76 Ottawa, Ontario, Canada Independent Director since August 19, 2010
Mr. Girard is a public policy and international business consultant who retired from the Canadian Department of Foreign Affairs in August 2003. Prior to his retirement, Mr. Girard was the Canadian Ambassador to Romania from June 2000 to July 2003, and earlier to the Federal Republic of Yugoslavia. Between 2005 and 2010, Mr. Girard was a director of Gabriel Resources and was chair of its Corporate Governance Committee. Mr. Girard received his Bachelor of Arts degree from the University of British Columbia.

Director	Experience and Qualifications
Eduard Kubatov, 44 Bishkek, Kyrgyz Republic Independent Director since March 10, 2016	Mr. Kubatov has over 10 years of experience working with multi-national mining companies. He is currently a director of the Kyrgyz branch of Robust Resources, an Australian based mining company. Prior to that, he was the general director of Talas Gold Mining Company and of Polyus Gold Kyrgystan and Jany Jyldyz Gold LLC. Mr. Kubatov received a law degree from the Kyrgyz State National University Law School.
Nurlan Kyshtobaev, 34 Bishkek, Kyrgyz Republic Independent May 17, 2016
Mr. Kyshtobaev has over 10 years of experience working as a lawyer. Currently he is a partner at the Grata Law Firm in Bishkek. Prior to joining Grata, he was a lawyer at the Office of the EBRD General Counsel, where he advised bankers on lending, including direct investments in countries in which the EBRD operates. He also worked for the Moscow offices of Chadbourne & Parke LLP and Latham & Watkins LLP, where he advised clients on a broad range of Russian law issues. Mr. Kyshtobaev leads the banking & finance team of Grata Law Firm in Kyrgyzstan and Tajikistan. Mr. Kyshtobaev received a diploma in international public law from the Moscow State Institute of International Relations.
Stephen A. Lang, 60 Columbia, Missouri, USA Independent Director since June 17, 2008
Mr. Lang was appointed a director of Centerra in June 2008 and was appointed Chair in May 2012. Mr. Lang formerly served as President and Chief Executive Officer of Centerra and has over 30 years of experience in the mineral sector including engineering, development and production in gold, coal, platinum group metals and copper operations. Mr. Lang joined Centerra in 2007 as Vice President and Chief Operating Officer and was appointed President and Chief Executive Officer in June of 2008. Prior to joining Centerra, he was employed in increasingly senior roles with Stillwater Mining Company, Barrick Gold Corporation, Rio Algom, Limited, Kinross Gold Corporation/Amax Gold Corporation and Santa Fe Pacific Gold Corporation. Mr. Lang earned a Bachelor of Science degree in Mining Engineering from the University of Missouri-Rolla and a Master's degree in Mining Engineering from the University of Missouri-Rolla.
Michael S. Parrett, 64 Richmond Hill, Ontario, Canada Independent Director since May 8, 2014
Mr. Parrett is an independent consultant and corporate director. He currently serves on the boards of directors of Pengrowth Energy Corporation and Stillwater Mining Company. Prior to that, he served on the boards of Gabriel Resources Limited from 2003 to 2010 (including as Chairman from 2005 to 2010) and of Fording Canadian Coal Trust from 2003 to 2008. Previously, Mr. Parrett was the Chief Financial Officer and the President of Rio Algom Limited and, prior to that, Chief Financial Officer of Falconbridge Limited. Mr. Parrett is a Chartered Professional Accountant and received his Bachelor of Arts degree in Economics from York University.

Director	Experience and Qualifications
Scott G. Perry, 39 Toronto, Ontario Canada Non-Independent (CEO of Centerra) Director since December 31, 2015	Mr. Perry has over 20 years of international experience in the mining industry and was appointed the Corporation's Chief Executive Officer as of November 1, 2015. Mr. Perry was appointed as a director of Centerra on January 1, 2016. Prior to joining Centerra, he served as Chief Executive Officer & Director of AuRico Gold and, prior to that, he acted as Executive Vice President & Chief Financial Officer of AuRico Gold. Prior to joining AuRico Gold, Mr. Perry held increasingly senior financial roles with Barrick Gold in Australia, the United States, and Russia & Central Asia. Mr. Perry holds a Bachelor of Commerce degree from Curtin University, a post-graduate diploma in applied finance and investment and a CPA designation.
Sheryl K. Pressler, 65 Atlanta, Georgia, USA Independent Director since May 7, 2008
Ms. Pressler is currently an investment and strategy consultant in Atlanta, Georgia. From 2000 to 2001, she served as Chief Executive Officer of Lend Lease Real Estate Investments—United States. From 1994 to 2000, she served as Chief Investment Officer of California Public Employees' Retirement System. Prior thereto, she was responsible for the investment management of the retirement funds for the McDonnell Douglas Corporation. Ms. Pressler received a Bachelor of Arts degree from Webster University and a Master of Business Administration degree from Washington University. Ms. Pressler served on the board of directors of Stillwater Mining Company from 2002 until 2013 and currently serves on the board of trustees of a number of funds managed by Voya Investment Management.
Terry V. Rogers, 69 McCall, Idaho, USA Independent Director since February 1, 2003
Mr. Rogers served as Senior Vice President of Cameco Corporation until his retirement in June 2007 and has more than 30 years' experience in the coal, gold, lignite and uranium mining businesses. Prior to being appointed Senior Vice President and Chief Operating Officer of Cameco in 2003, he served as President of Kumtor Operating Company in the Kyrgyz Republic. Prior to his association with Cameco, Mr. Rogers served in increasingly senior roles with Morrison-Knudsen Company, Jerooy Gold Company (as President) and MK Gold Company in the Kyrgyz Republic, and American Girl Mining Joint Venture with MK Gold. Mr. Rogers received an Associate degree in Applied Science from the Superior Technical Institute in Wisconsin in 1972. In 2011, Mr. Rogers received his Chartered Director designation from The Directors College (a joint venture of McMaster University and The Conference Board of Canada). Mr. Rogers also obtained the Human Resources and Compensation Committee Certified designation from The Directors College in 2013.

Director	Experience and Qualifications
Bektur Sagynov, 35 Bishkek, Kyrgyz Republic Non-Independent Director since March 10, 2016	Mr. Sagynov is currently the Deputy Chairman on economics, finance and investment of Kyrgyzaltyn and the Chairman of the Board of Kumtor Gold Company. Prior to his current position he worked as an expert of the consulting group for negotiations with Centerra, and as an expert in the energy and mineral resources division of the office of the Prime Minister of the Kyrgyz Republic. Mr. Sagynov has a Master of Business Administration from Ritsumeikan Asia Pacific University in Japan and a Bachelor of Business Administration from the American University of Central Asia.
Bruce V. Walter, 58 Toronto, Ontario, Canada Non-Independent Director since May 7, 2008
Mr. Walter is currently Chairman of Nunavut Iron Ore, Inc. and serves as Vice Chair of Centerra (part-time). From 2002 until 2007, Mr. Walter was a director and officer of Dynatec Corporation, initially as Vice-Chairman and from 2005 as President and CEO. Prior thereto his career included serving as President of Sherritt Inc., President and CEO of Plaintree Systems Inc., and Managing Director and Co-Head of the Media, Telecom & Technology investment and corporate banking group at BMO Nesbitt Burns. Mr. Walter also served as Vice-President of Horsham Corporation and was a partner in the predecessor law firm to Davies Ward Phillips & Vineberg LLP. Mr. Walter received his Juris Doctor (J.D.) and Master of Business Administration degrees from York University in 1981. He received his PhD in law in 1985 from the University of Cape Town. Mr. Walter is a director of the Westaim Corporation and serves on the National Advisory Board of The Salvation Army.

Executive officers

        The following table sets forth information, as of September 9, 2016, concerning the senior executive officers of Centerra:

Officer	Principal occupation in past 5 years
Scott G. Perry Toronto, Ontario, Canada Chief Executive Officer	CEO of Centerra since November 1, 2015.
Executive Chairman, AuRico Metals Inc. from July to October 2015. CEO and Director of AuRico Gold from September 2012 to October 2015. Before that, he acted as Executive Vice President and CFO of AuRico Gold from February 2008 to September 2012.
Frank H. Herbert Oakville, Ontario, Canada President	President of Centerra since November 2015. General Counsel and Corporate Secretary of Centerra from November 2004 to October 2015.
Darren Millman, Toronto Ontario Chief Financial Officer
Chief Financial Officer of Centerra since April 1, 2016.
Vice President, Finance and Treasurer of Centerra from January 2015 to March 2016.
Treasurer of Centerra from January 2013 to January 2015.
Director and Chairman of the Audit and Risk Committee of Kangan Institute from October 2011 to December 2012.
General Manager, Finance and Corporate Secretary of Ivanhoe Australia Limited from 2007 to 2012.
Gordon D. Reid Oakville, Ontario, Canada Vice President and Chief Operating Officer
Vice President and Chief Operating Officer of Centerra since January 2013
Vice President, Operations of Centerra from March 2009 to January 2013
President, Kumtor Operating Company from 2007 to March 2009
Dennis C. Kwong Toronto, Ontario, Canada Vice President, Business Development and Exploration	Vice President, Business Development of Centerra since October 2008

Interests of Experts

        With respect to scientific and technical information, the following is a list of persons or companies named as having prepared or certified a report, valuation, statement or opinion described or included in a filing, or referred to in this proxy statement either directly or in a document incorporated by reference herein and whose profession or business gives authority to the report, valuation, statement or opinion made by the person or company:

  1.
  Gordon D. Reid, P.Eng., Judy Wong, P.Geo., Tommaso Roberto Raponi, P. Eng., Kevin D'Souza, MEng, ARSM, CEng, FIMMM, FRGS, Pierre Landry, P. Geo., Jack Seto, P. Eng. and Al Chance, P. Eng. prepared the Kumtor Technical Report and reviewed the related disclosure herein. Each of these persons was a qualified person for purposes of NI 43-101 at the time of the filing of the Kumtor Technical Report. Each of these individuals was independent of Thompson Creek at the time of the filing of the Kumtor Technical Report;

  2.
  Tommaso Roberto Raponi, P. Eng. and Daniel Redmond, P. Geo. prepared the Boroo Technical Report and reviewed the related disclosure herein. Each of these persons was a qualified person for purposes of NI 43-101 at the time of the filing of the Boroo Technical Report. Each of these individuals was independent of Thompson Creek at the time of the filing of the Boroo Technical Report;

  3.
  Gordon D. Reid, P.Eng., Peter Woodhouse, P.Eng., Malcolm Stallman, MAIG, Mustafa Cihan, MAIG, Pierre Landry, P.Geo., Tyler Hilkewich, P.Eng., Tommaso Roberto Raponi, P. Eng., Kevin D'Souza, MEng, ARSM, CEng, FIMMM, FRGS and Chris Sharpe, P.Eng. prepared the Öksüt Technical Report and reviewed the related disclosure herein. Each of these persons was a qualified person for purposes of NI 43-101 at the time of the filing of the Öksüt Technical Report. Each of these individuals was independent of Thompson Creek at the time of the filing of the Öksüt Technical Report;

  4.
  James W. Hendry, William E. Roscoe, P. Eng. and David A. Ross, P. Geo. prepared the Gatsuurt Technical Report (as defined in Centerra's AIF) and reviewed the related disclosure in Centerra's annual information form. Each of these individuals was a qualified person for the purposes of NI 43-101 at the time of the filing of the Gatsuurt Technical Report. Each of these individuals was independent of Thompson Creek at the time of the filing of the Gatsuurt Technical Report; and

  5.
  Karine Brousseau, P.Eng., Sylvie Poirier, P.Eng., Carl Pelletier, P.Geo., Mike St-Laurent, P.Eng., Jeffrey Barrett, P.Eng., Mark Hatton, P.Eng., Julie Fournier, Eng. and Charley Murahwi, P.Geo. prepared the Greenstone Gold Technical Report (as defined in Centerra's AIF) and reviewed the related disclosure in Centerra's AIF. Each of these persons was a qualified person for the purposes of NI 43-101 at the time of the filing of the Greenstone Gold Technical Report. Each of these individuals was independent of Thompson Creek at the time of the filing of the Greenstone Gold Technical Report.

        Gordon D. Reid, P.Eng., an employee of Centerra, has reviewed and approved the scientific and technical information in respect of Centerra contained in or incorporated by reference in this proxy statement. Mr. Reid is considered, by virtue of his education, experience and professional association, to be a "qualified person" for purposes of NI 43-101. Mr. Reid is not independent of Centerra within the meaning of NI 43-101.

        To Centerra's knowledge, each of the aforementioned firms or persons held less than 1% of the outstanding securities of Centerra or of any associate or affiliate of Centerra when they prepared the reports referred to above or following the preparation of such reports. Except as otherwise disclosed in this proxy statement, none of the aforementioned firms or persons received any direct or indirect interest in any securities of Centerra or of any associate or affiliate of Centerra in connection with the preparation of such reports.

        Based on information provided by the relevant persons, none of the aforementioned firms or persons, nor any directors, officers or employees of such firms, is currently or is currently expected to be elected, appointed or employed as a director, officer or employee of Centerra or of any associate or affiliate of Centerra except for as described above.

 AUDITORS AND TRANSFER AGENT

        The auditors of Centerra are KPMG LLP, Chartered Professional Accountants, in Toronto, Ontario, Canada. KPMG LLP is independent of Centerra within the meaning of the relevant rules and related interpretations prescribed by the relevant professional bodies in Canada and any applicable legislation or regulation. KPMG LLP will continue to serve as Centerra's auditors following the Arrangement.

        The transfer agent and registrar for the Centerra common shares is CST Trust Company at its principal office in Toronto, Ontario, Canada. CST Trust Company will continue to serve as the transfer agent and registrar for the Centerra common shares following the Arrangement.

DESCRIPTION OF CENTERRA CAPITAL STOCK

        The authorized capital of the Centerra consists of an unlimited number of Centerra common shares, an unlimited number of Class A non-voting shares and an unlimited number of preference shares, issuable in series. No changes to Centerra's authorized capital are contemplated as part of the Arrangement or the related transactions.

        In connection with financing the Arrangement, Centerra issued 26,599,500 subscription receipts that entitle the holder thereof to receive, upon the satisfaction of the escrow release condition and without payment of additional consideration or further action, one Centerra common share. There are no constraints on the ownership of Centerra common shares, except as set out in the restated shareholders agreement dated as of June 6, 2009 entered into among Centerra, Cameco Corporation and Kyrgyzaltyn. The summary below of the rights, privileges, restrictions and conditions attaching to the Centerra common shares to the Class A non-voting shares and to the preferred shares, respectively, is subject to, and qualified in its entirety by reference to, Centerra's articles and by laws which are available on Centerra's SEDAR profile at www.sedar.com.

        As of September 9, 2016, Centerra had 242,277,625 common shares issued and outstanding. In addition, as at the same date, Centerra had 5,476,169 stock options exercisable for Centerra common shares outstanding under Centerra's share option plan with exercise prices ranging from C$3.82 to C$22.28 per share, and with expiry dates between 2016 and 2024.

Common Shares

        Each Centerra common share is entitled to: (a) one vote at meetings of shareholders, except for meetings at which only holders of another specified class or series of shares are entitled to vote separately as a class or series; (b) receive dividends if, as, and when declared by the Centerra board of directors; and (c) participate in any distribution of Centerra's net assets upon liquidation, dissolution or winding-up on an equal basis per share but subject to the rights of the holders of preference shares. There are no pre-emptive, redemption, purchase or conversion rights attached to the Centerra common shares.

        For a description of Centerra's dividend policy, see "Dividend Policy" below. Also see "Comparison of Shareholder Rights" below for more information on Centerra's common shares.

Class A Non-Voting Shares

        The Class A non-voting shares have the same terms and conditions as the Centerra common shares, except: (a) they will be non-voting; and (b) they will not be entitled to any dividends or distributions that can be attributed reasonably to Kumtor Gold Company (a wholly-owned subsidiary of Centerra) or its assets or operations. There are currently no Class A non-voting shares outstanding as they have been created solely for the purposes of the insurance risk rights plan described in the Centerra's Annual Information Form for the year ended December 31, 2015.

Preference Shares

        The preference shares may be issued at any time or from time to time in one or more series as may be determined by Centerra's board of directors. Centerra's board of directors is authorized to fix before issue: the number, the consideration per preference share and the designation of and, subject to the special rights and restrictions attached to all preference shares, the rights and restrictions attached to the preference shares of each series. The preference shares of each series rank on a parity with the preference shares of each other series with respect to the payment of dividends and the return of capital on liquidation, dissolution or winding-up. The preference shares are entitled to a preference over the common shares and any other shares ranking junior to the preference shares with respect to the payment of dividends and the return of capital.

        The special rights and restrictions attaching to the preference shares as a class may not be amended without any approval as may then be required by law, subject to a minimum approval requirement of at least two thirds of the votes cast at a meeting of the holders of preference shares to be called and held for that purpose. There are currently no preference shares outstanding.

Dividend Policy

        In July 2010, Centerra adopted a dividend policy whereby the decision to pay dividends, the timing and the quantum thereof is to be determined by the board of directors of Centerra from time to time based on, among other things, Centerra's cash balance, operating cash flows, anticipated capital requirements for future growth and the yields of comparable companies' dividend rates. Pursuant to the terms of Centerra's credit facilities with the EBRD, Centerra is restricted from declaring dividends during the term of the EBRD Credit Facility, provided however that so long as an event of default is not occurring, Centerra can declare dividends (subject to compliance with certain other provisions in the Credit Agreement, including a cap on the cumulative dividend amount). The amount and timing of the payment of any dividends are not guaranteed and are subject to the discretion of Centerra's board of directors. See "Risk Factors—Risks Related to Centerra".

 COMPARISON OF SHAREHOLDER RIGHTS

        The CBCA provides shareholders with substantially the same rights as are available to shareholders under the BCBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. However, there are certain differences between the two statutes and the regulations made thereunder.

        The following is a summary of certain differences between the rights of holders of Thompson Creek common shares under the BCBCA and the rights of holders of Centerra common shares under the CBCA, but it is not intended to be a comprehensive review and may not contain all of the information that is important to you. Reference should be made to the full text of both the BCBCA and the CBCA and the regulations thereunder for particulars of any differences between them, and Thompson Creek shareholders should consult their legal or other professional advisors with regard to all of the implications of the Arrangement which may be of importance to them.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Charter Documents

Under the BCBCA, the constating documents consist of a "notice of articles," which sets forth, among other things, the name of the corporation and the amount and type of authorized capital, and "articles" which govern the management of the corporation. The notice of articles is filed with the Registrar of Companies, while articles are filed only with the corporation's records office.

Under the CBCA, a corporation's constating documents consist of "articles of incorporation" which set forth the name of the corporation and the amount and type of authorized capital, and the "by-laws" which govern the management of the corporation. The articles are filed with the Director under the CBCA and the by-laws are filed with the corporation's registered office, or at another location designated by the corporation's directors.

Authorized and Outstanding Capital

The authorized capital of Thompson Creek is an unlimited number of Common shares and an unlimited number of First Preferred shares.
As of September 9, 2016, there were 222,782,042 Thompson Creek common shares and no First Preferred shares of Thompson Creek outstanding.
The First Preferred shares are issuable in series, however, no series have been created as of the Record Date.

The authorized capital of Centerra is an unlimited number of Centerra common shares, an unlimited number of Class A non-voting shares and an unlimited number of Preference shares.
As of September 9, 2016, there were 242,277,625 Centerra common shares, no Class A non-voting shares and no preference shares of Centerra outstanding.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Voting

The holders of the Thompson Creek common shares are entitled to vote at meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote. The voting rights attaching to the First Preferred shares shall be set at the time a series is created by filing articles of amendment confirming the voting rights attaching to such series of First Preferred shares.

The holders of the Centerra common shares are entitled to vote at meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote. The holders of the Class A non-voting shares shall not be entitled to vote at meetings of shareholders, except when otherwise permitted by law.

Dividends

Under the BCBCA, subject to a corporation's articles, the directors may declare dividends on the outstanding shares of a corporation, unless there are reasonable grounds for believing that the corporation is insolvent or the payment of the dividend would render the corporation insolvent.

 Subject to the rights of the First Preferred Shares, the holders of the Thompson Creek common shares shall be entitled to receive dividends if, as and when declared by the directors of Thompson Creek.
The holders of First Preferred Shares shall be entitled to receive from the amounts which Thompson Creek may set aside for the payment of dividends, as and when declared by the directors, a fixed, cumulative and preferential dividends to accrue as the directors of the Thompson Creek may fix by resolution, such dividends to accrue from the dates fixed by the directors or in default of such dates from the date of issue of the shares, and to be payable, as and when so declared, by quarterly payments on the first days of January, April, July and October of each year, except where otherwise determined by the directors.

The CBCA also permits the declaration of dividends by directors, however, the solvency test differs. A corporation is not permitted to declare or pay dividends if the corporation is, or would after the payment be, unable to pay its liabilities as they become due or the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

 Under Centerra's articles, the holders of the Centerra common shares and the Class A non-voting shares are entitled to receive dividends, and declaration of dividends on either class shall trigger payment of a dividend on both classes of shares. Dividends may be declared on the preference shares, and such declaration shall be made in priority over declaration of dividends on the holders of the common and Class A non-voting shares.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Sale of Business or Assets

Under the BCBCA, a corporation may sell, lease or otherwise dispose of all or substantially all of the undertaking of the corporation only if it is in the ordinary course of the corporation's business or with shareholder approval authorized by special resolution. Under the BCBCA, a special resolution requires the approval of a "special majority", which means the special majority specified in a corporation's articles, if such specified majority is at least two-thirds and not more than three-quarters of the votes cast by those shareholders voting in person or by proxy at a general meeting of the corporation.

 The special majority set in Thompson Creek's articles to pass a special resolution at a meeting of shareholders is two-thirds.

The CBCA requires approval of the holders of two-thirds of the shares of a corporation represented at a duly called meeting to approve a sale, lease or exchange of all or substantially all of the property of the corporation that is other than in the ordinary course of business of the corporation. If a sale, lease or exchange by a corporation would affect a particular class or series of shares of the corporation in a manner different from the shares of another class or series of the corporation entitled to vote on the sale, lease or exchange at the meeting, the holders of such first mentioned class or series of shares, whether or not they are otherwise entitled to vote, are entitled to vote separately as a class or series in respect to such sale, lease or exchange.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Amendments to the Charter Documents of a Corporation

Changes to the articles and notice of articles of a corporation under the BCBCA will be effected by the type of resolution specified in the articles of a corporation. In the absence of anything in the articles, most corporate alterations will require a special resolution of the shareholders to be approved by not less than two-thirds of the votes cast by the shareholders voting on the resolution. Alteration of the special rights and restrictions attached to issued shares requires, subject to the requirements set forth in the corporation's articles, consent by a special resolution. A proposed amalgamation or continuation of a corporation out of the jurisdiction generally requires shareholders approve such transaction by way of a special resolution.

 In accordance with Thompson Creek's articles, the type of resolution specified for all aforementioned alterations is a special resolution.

Under the CBCA, amending the articles of a corporation in most circumstances requires a special resolution (i.e., a resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorizing the amendments and, where certain specified rights of the holders of a class or series of shares are affected by the amendments differently than the rights of the holders of other classes or series of shares, such holders are entitled to vote separately as a class or series, whether or not such class or series of shares otherwise carry the right to vote). A resolution to amalgamate a CBCA corporation, except for certain kinds of amalgamations, requires a special resolution passed by the holders of each class or series of shares.

 Under the CBCA, unless the articles, by-laws or a unanimous shareholder agreement otherwise provide, the directors may, by resolution, make, amend or repeal the by-laws of the corporation, and shall submit the same for approval at the next annual meeting of shareholders.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Rights of Dissent and Appraisal

The BCBCA provides that shareholders, including beneficial holders, who dissent from certain actions being taken by a corporation, may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the corporation proposes to:

 1.    alter the articles to alter restrictions on the powers of the corporation or on the business it is permitted to carry on;
2.    adopt an amalgamation agreement;
3.    approve an amalgamation under Division 4 of Part 9 of the BCBCA;
4.    approve an arrangement, the terms of which arrangement permit dissent;
5.    authorize or ratify the sale, lease or other disposition of all or substantially all of the corporation's undertaking; or
6.    authorize the continuation of the corporation into a jurisdiction other than British Columbia.
Shareholders may also be entitled to dissent in respect of any other resolution of the corporation if dissent is authorized by such resolution or in respect of any court order that permits dissent.

The CBCA contains a similar dissent remedy to that contained in the BCBCA, although the procedure for exercising this remedy is different. Subject to specified exceptions, dissent rights are available where the corporation resolves to:
1.    amend its articles to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class, or restrictions on the business or businesses that the corporation may carry on;
2.    amalgamate with another corporation;
3.    be continued under the laws of another jurisdiction;
4.    sell, lease or exchange all or substantially all its property; or
5.    carry out a going-private transaction or a squeeze-out transaction.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Oppression Remedies

The oppression remedy under the BCBCA is similar to the remedy found in the CBCA, with a few differences. Under the CBCA, the applicant can complain not only about acts of the corporation and its directors but also acts of an affiliate of the corporation and the affiliate's directors, whereas under the BCBCA, the shareholder can only complain of oppressive conduct of the corporation. Under the BCBCA the applicant must bring the application in a timely manner, which is not required under the CBCA, and the court may make an order in respect of the complaint if it is satisfied that the application was brought by the shareholder in a timely manner. As with the CBCA, the court may make such order as it sees fit, including an order to prohibit any act proposed by the corporation. Under the CBCA a corporation is prohibited from making a payment to a successful applicant in an oppression claim if there are reasonable grounds for believing that (a) the corporation is, or after the payment, would be unable to pay its liabilities as they become due, or (b) the realization value of the corporation's assets would thereby be less than the aggregate of its liabilities; under the BCBCA, if there are reasonable grounds for believing that the corporation is, or after a payment to a successful applicant in an oppression claim would be, unable to pay its debts as they become due in the ordinary course of business, the corporation must make as much of the payment as possible and pay the balance when the corporation is able to do so.

Under the CBCA a registered holder, beneficial holder, former registered holder or beneficial holder of a security of the corporation or any affiliates, a director, former director, officer, or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, may apply to a court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates:
1.    any act or omission of a corporation or its affiliates effects or threatens to effect a result;
2.    the business or affairs of a corporation or its affiliates are or have been or are threatened to be carried on or conducted in a manner; or
3.    the powers of the directors of the corporation or any of its affiliates are, have been or are threatened to be exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of any security holder, creditor, director or officer of the corporation.
On such an application, the court may make such order as it sees fit, including but not limited to, an order restraining the conduct complained of.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Shareholder Derivative Actions

Under the BCBCA, a shareholder, defined as including a beneficial shareholder and any other person whom the court considers to be an appropriate person to make an application under the BCBCA, or a director of a corporation may, with leave of the court, bring a legal proceeding in the name and on behalf of the corporation to enforce an obligation owed to the corporation that could be enforced by the corporation itself, or to obtain damages for any breach of such an obligation. An applicant may also, with leave of the court, defend a legal proceeding brought against a corporation.

A broader right to bring a derivative action is contained in the CBCA than is found in the BCBCA, and this right extends to former shareholders, directors or officers of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to the court to bring a derivative action. In addition, the CBCA permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries. No action may be brought unless the court is satisfied that the complainant has given notice to the directors of the corporation or its subsidiary of the complainant's intention to apply to the court not less than fourteen days before bringing the application (or as otherwise ordered by the court), if
(a)    the directors of the corporation or its subsidiary do not bring, diligently prosecute or defend or discontinue the action;
(b)    the complainant is acting in good faith; and
(c)    it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Requisition of Meetings

The BCBCA provides that one or more shareholders of a corporation holding not less than 5% of the issued shares that carry the right to vote at general meetings of shareholders of the corporation may give notice to the directors requiring them to call and hold a general meeting which meeting must be held within 4 months. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, the requisitioning shareholders, or any one or more of them holding, in the aggregate, more than 2.5% of the issued shares of the corporation that carry the right to vote at general meetings may send notice of a general meeting to be held to transact the business stated in the requisition.

The CBCA permits the holders of not less than 5% of the issued shares of a corporation that carry the right to vote to require the directors to call and hold a meeting of the shareholders of the corporation for the purposes stated in the requisition. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Form and Solicitation of Proxies, Information Circular

Under the BCBCA, the management of a public corporation, concurrently with sending a notice of meeting to shareholders, must send a form of proxy to each shareholder who is entitled to vote at the meeting as well as an information circular containing prescribed information regarding the matters to be dealt with at the meeting. The required information is substantially the same as the requirements that apply to the corporation under applicable securities laws. The BCBCA does not place any restriction on the method of soliciting proxies.

 Thompson Creek's articles include a form of proxy, but permit the directors to approve any form of proxy at their discretion.

The CBCA also contains provisions prescribing the form and content of notices of meeting and information circulars. The management of a public corporation, concurrently with sending a notice of meeting to shareholders, must send a form of proxy and an information circular to each shareholder entitled to vote at the meeting. Under the CBCA, a person who solicits proxies, other than by or on behalf of management of the corporation, must send a dissident's proxy circular in prescribed form to each shareholder whose proxy is solicited and certain other recipients. Pursuant to the CBCA a person may solicit proxies without sending a dissident's proxy circular if either (i) the total number of shareholders whose proxies solicited is 15 or fewer (with two or more joint holders being counted as one shareholder), or (ii) the solicitation is, in certain prescribed circumstances, conveyed by public broadcast, speech or publication.

 Centerra's by-laws require that the form of proxy be in writing and executed by a shareholder or shareholder's attorney, and shall conform with any additional requirements determined by the board or shall be otherwise acceptable to the chair of the meeting.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Quorum

The BCBCA provides that the quorum for the transaction of business at a meeting of shareholders of a company is
(a)     the quorum established by the articles;
(b)    if no quorum is established by the memorandum or articles, 2 shareholders entitled to vote at the meeting whether present in person or by proxy, or
(c)    if the number of shareholders entitled to vote at the meeting is less than the quorum applicable to the company under paragraph (a) or (b) all of the shareholders entitled to vote at the meeting whether present in person or by proxy.
If the company only has one shareholder entitled to vote at a meeting of the shareholders, that shareholder may constitute that meeting.
The articles of Thompson Creek determine that the quorum for the transaction of business at a meeting of shareholders is two persons, present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy for a shareholder so entitled, representing a minimum of 25% of the shares entitled to vote at the meeting.

The CBCA directs that, unless a corporation's by-laws otherwise provide, a quorum of shareholder is present at a meeting of shareholders, irrespective of the number of persons actually present at the meeting, if the holders of a majority of the shares entitled to vote at the meeting are present in person or by proxy.

 If a corporation only has one shareholder, or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.
The by-laws of Centerra provide that two persons present in person and each being entitled to vote thereat shall constitute a quorum for the transaction of business at any meeting of shareholders. No business shall be transacted at any meeting unless the requisite quorum shall be present at the commencement of such meeting, provided that if a quorum is present at the commencement of such meeting a quorum shall be deemed to be present during the remainder of the meeting.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Place of Shareholders' Meetings

The BCBCA requires all meetings of shareholders to be held in British Columbia unless: (i) a location outside the province of British Columbia is provided for in the articles; (ii) the articles do not restrict the corporation from approving a location outside of the province of British Columbia for holding of the general meeting and the location of the meeting is approved by the resolution required by the articles for that purpose, or, if no resolution is required for that purpose by the articles, approved by ordinary resolution; or (iii) if the location for the meeting is approved in writing by the registrar before the meeting is held.

 Thompson Creek's articles state that meetings of the shareholders shall be held at the place where the registered office of Thompson Creek is situated or, if the board shall so determine, at some other place within or outside British Columbia.

The CBCA provides that meetings of shareholders of a corporation shall be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting of shareholders of a corporation may be held at a place outside Canada if the place is specified in the articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place.
The by-laws and articles of Centerra are silent on location of meetings.

Directors' Residency Requirements	The BCBCA provides that a public corporation must have at least three directors but does not have any residency requirements for directors.

The CBCA also provides that a public corporation must have at least three directors, but requires that at least 25% of directors be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian. Directors are prohibited from transacting business at a meeting of directors unless at least 25% of the directors present are resident Canadian, or in the event such director is unable to attend, approves the business of the meeting.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Election and Removal of Directors

Election:    Directors must be elected or appointed in accordance with the BCBCA and the articles of a corporation. If the articles so provide, the directors may appoint one or more additional directors, but the number of additional directors must not exceed 1/3 of the number of current directors.

 Under Thompson Creek's articles, a director may be elected by shareholders at a general meeting, by directors to fill a casual vacancy, and by directors as an additional director, but in accordance with the restrictions set forth in the BCBCA.
Removal:    The BCBCA provides that the shareholders of a corporation may remove one or more directors by a special resolution or by any other type of resolution or method specified in the articles. If holders of a class or series of shares have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a separate special resolution of the shareholders of that class or series or by any other type of resolution or method specified in the articles.
Under Thompson Creek's articles, an ordinary resolution of the shareholders is required in order to remove a director.

Election:    Directors are appointed in a similar manner as under the BCBCA.
Under Centerra's articles, a director may be elected by shareholders at a general meeting by directors to fill a casual vacancy and by directors as an additional director.
Removal:    The CBCA provides that the shareholders of a corporation may by ordinary resolution at an annual or special meeting remove any director or directors from office. An ordinary resolution under the CBCA requires the resolution to be passed, with or without amendment, at the meeting by at least a majority of the votes cast. The CBCA further provides that where the holders of any class or series of shares of a corporation have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Meaning of "Insolvent"

Under the BCBCA, for purposes of the insolvency test that must be passed for the payment of dividends and purchases and redemptions of shares, "insolvent" is defined to mean when a corporation is unable to pay its debts as they become due in the ordinary course of its business. Unlike the CBCA, the BCBCA does not impose a net asset solvency test for these purposes. For purposes of proceedings to dissolve or liquidate, the definition of "insolvent" from federal bankruptcy legislation applies.

Under the CBCA, a corporation may not pay dividends or purchase or redeem its shares if there are reasonable grounds for believing (i) it is or would be unable to pay its liabilities as they become due; or (ii) it would not meet a net asset solvency test. The net asset solvency tests for different purposes vary somewhat.

Reduction of Capital

Under the BCBCA, capital may be reduced by special resolution or court order. A court order is required if the realizable value of the corporation's assets would, after the reduction of capital, be less than the aggregate of its liabilities.

Under the CBCA, capital may be reduced by special resolution but not if there are reasonable grounds for believing that, after the reduction, (i) the corporation would be unable to pay its liabilities as they become due; or (ii) the realizable value of the corporation's assets would be less than its liabilities.

Shareholder Proposals

The BCBCA includes a higher threshold for shareholders' proposals than the CBCA. For example, a person submitting a proposal must have been the registered or beneficial owner of one or more voting shares for an uninterrupted period of at least two years before the date of the signing of the proposal. In addition, the proposal must be signed by shareholders who, together with the submitter, are registered or beneficial owners of (i) at least 1% of the corporation's voting shares, or (ii) shares with a fair market value exceeding an amount prescribed by regulation (at present, $2,000).

The CBCA allows shareholders entitled to vote or a beneficial owner of shares that are entitled to be voted at an annual meeting of shareholders to submit a notice of a proposal. To be eligible to submit a proposal, a person must be, for at least the prescribed period (at present, six months), the registered holder or the beneficial owner of at least the prescribed number (at present, 1%) of outstanding shares of the corporation; or (b) must have the support of persons who, in the aggregate, and including or not including the person that submits the proposal, have been, for at least the aforementioned prescribed period, the registered holders, or the beneficial owners of, at least the aforementioned prescribed number of outstanding shares of the corporation.

Provision	Thompson Creek (BCBCA)	Centerra (CBCA)
Compulsory Acquisition

The BCBCA provides a substantively similar right as the CBCA although there are differences in the procedures and process. Unlike the CBCA, the BCBCA provides that where an offeror does not use the compulsory acquisition right when entitled to do so, a securityholder who did not accept the original offer may require the offeror to acquire the securityholder's securities on the same terms contained in the original offer.

The CBCA provides a right of compulsory acquisition for an offeror that acquires 90% of the target securities pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror.

Investigation/Appointment of Inspectors

Under the BCBCA, a corporation may appoint an inspector by special resolution. Shareholders holding, in the aggregate, at least 20% of the issued shares of a corporation may apply to the court for the appointment of an inspector. The court must consider whether there are reasonable grounds for believing there has been oppressive, unfairly prejudicial, fraudulent, unlawful or dishonest conduct.

Under the CBCA, shareholders can apply to the court for the appointment of an inspector. Unlike the BCBCA, the CBCA does not require an applicant to hold a specified number of shares.

SECURITY OWNERSHIP OF THOMPSON CREEK

        The following table sets forth information concerning the beneficial ownership of Thompson Creek's common shares by (a) each person, or group of affiliated persons, who is known by Thompson Creek to beneficially own more than 5% of Thompson Creek's common shares, (b) Thompson Creek's directors, (c) Thompson Creek's named executive officers, and (d) all of Thompson Creek's directors and executive officers as a group, in each case as of September 8, 2016. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days of September 8, 2016.

        Percentage ownership calculations for beneficial ownership are based on 222,782,042 shares outstanding at the close of business on September 8, 2016. In computing the number of common shares beneficially owned by a person and the percentage ownership of that person, we deemed common shares subject to (i) options held by that person that are currently exercisable or exercisable within 60 days of September 8, 2016 or (ii) restricted stock units that will vest and settle within 60 days of September 8, 2016, to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the address of all persons listed below is c/o Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120.

Name	Shares Beneficially Owned(1)	Percent
Greater than 5% Beneficial Owners:
Kevin Douglas and affiliates(2)	16,301,614	7.3%
Directors and Named Executive Officers:
Jacques Perron(3)	517,563	*
Timothy J. Haddon	176,253	*
Denis C. Arsenault(4)	194,141	*
Carol T. Banducci	112,857	*
Kevin Drover	76,582	*
James L. Freer	157,692	*
James P. Geyer	159,192	*
Anne E. Giardini(5)	85,088	*
Pamela L. Saxton(6)	148,426	*
Mark A. Wilson(7)	181,922	*
Geoffrey Ramey(8)	37,148	*
All executive officers and directors as a group (11 persons)(9)	1,846,864	*

*
Less than 1%.

(1)
Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him or her.

(2)
Based solely on information as of December 31, 2015 included in a Schedule 13G/A filed with the SEC on February 11, 2016. The shares are beneficially held by Kevin Douglas and his affiliates, consisting of Michelle Douglas, James E. Douglas, III, K&M Douglas Trust, Douglas Family Trust and the James Douglas and Jean Douglas Irrevocable Descendants' Trust. The address of Kevin Douglas and his affiliates is 125 E. Sir Francis Drake Blvd., Ste. 400, Larkspur, CA 94939.

(3)
Shares beneficially owned include 266,667 shares issuable upon the exercise of options that may be exercised within 60 days of September 8, 2016.

(4)
Shares beneficially owned include (i) 53,000 shares held in Mr. Arsenault's Registered Retirement Savings Plan (RRSP), (ii) 2,940 shares held by his spouse and (iii) 5,900 shares held by his spouse's RRSP. Mr. Arsenault's spouse has sole voting and investment power with respect to the shares she owns directly and in her RRSP. Mr. Arsenault disclaims beneficial ownership of the shares held by his spouse and his spouse's RRSP.

(5)
Shares beneficially owned include 33,334 shares issuable upon the exercise of options that may be exercised within 60 days of September 8, 2016.

(6)
Shares beneficially owned include 75,000 shares issuable upon the exercise of options that may be exercised within 60 days of September 8, 2016.

(7)
Shares beneficially owned include (i) 20,000 shares held in IRA accounts controlled by Mr. Wilson, (ii) 300 shares held by his spouse's IRA, and (iii) 75,000 shares issuable upon the exercise of options that may be exercised within 60 days of September 8, 2016. Mr. Wilson's spouse has sole voting and investment power with respect to the shares she owns in her IRA. Mr. Wilson disclaims beneficial ownership of the shares held by his spouse's IRA.

(8)
Shares beneficially owned include 16,667 shares issuable upon the exercise of options that may be exercised within 60 days of September 8, 2016.

(9)
Excludes Ms. Cassity, as she is no longer an executive officer of the Company. Shares beneficially owned include 466,668 shares issuable upon the exercise of options that may be exercised within 60 days of September 8, 2016.

 SECURITY OWNERSHIP OF CENTERRA

        The following table sets forth information concerning the beneficial ownership of Centerra common shares by (a) each person, or group of affiliated persons, who is known by Centerra to beneficially own more than 5% of Centerra's common shares, (b) Centerra's directors, (c) Centerra's named executive officers, and (d) all of Centerra's directors and executive officers as a group, in each case as of September 9, 2016. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Centerra common shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days of September 9, 2016.

        Percentage ownership calculations for beneficial ownership are based on 242,277,625 Centerra common shares outstanding at the close of business on September 9, 2016. In computing the number of Centerra common shares beneficially owned by a person and the percentage ownership of that person, we deemed Centerra common shares subject to (i) stock options held by that person that are currently exercisable or exercisable within 60 days of September 9, 2016, and (ii) Centerra RSUs that have vested and can be redeemed within 60 days of September 9, 2016, to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Performance share units of Centerra are settled for either cash or a Centerra common share purchased on the open market and are, therefore, not included in the figures below. Unless otherwise noted, the address of all persons listed below is c/o Centerra Gold Inc., 1 University Avenue, Suite 1500, Toronto, Ontario, Canada M5J 2P1.

Name	Shares Beneficially Owned(1) |	Percent
Greater than 5% Beneficial Owners:
Kyrgyzaltyn JSC(2)	77,401,766	31.95%
Van Eck Associates Corporation(3)	32,036,981	13.22%
Paulson & Co.Inc.(4)	22,724,500	9.38%
Directors and Named Executive Officers:
Richard W. Connor	15,000	*
Raphael A. Girard(5)	84,553	*
Eduard Kubatov	Nil	Nil
Nurlan Kyshtobaev	Nil	Nil
Stephen A. Lang(6)	365,127	*
Michael Parrett(7)	38,529	*
Scott G. Perry(8)	259,062	*
Sheryl K. Pressler(9)	32,180	*
Terry V. Rogers	15,237	*
Bektur Sagynov	Nil	Nil
Bruce V. Walter(10)	230,770	*
Frank H. Herbert(11)	642,781	*
Darren Millman	Nil	Nil
Gordon Reid(12)	448,233	*
Dennis Kwong(13)	406,289	*
All executive officers and directors as a group (15 persons)	2,537,761	1.05%

*
Less than 1%.

(1)
Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him or her. Information regarding directors and named executive officers has been provided by the individual.

(2)
Based solely on the information included in the Early Warning Report dated December 30, 2009 filed on SEDAR. The address of Kyrgyzlatyn JSC is Ulitsa Abdumomunova, dom 195 Bishkek 720040 Kyrgyz Republic.

(3)
Based solely on the information in the Alterntaive Monthly Report dated September 7, 2016 filed on SEDAR. The address of Van Eck Associates Corporation is 666 Third Avenue, New York, New York, 10017 USA.

(4)
Based solely on the Alternative Monthly Report dated August 10, 2011 filed on SEDAR. The address of Paulson & Co.Inc. is 1251 Avenue of the Americas, 50th Floor, New York, New York 10020 USA.

(5)
Shares beneficially owned includes (i) 294 Centerra common shares held by each of Pascal Doucet-Girard and Sylvie Doucet and (ii) 16,298 Centerra common shares that may be issuable upon the redemption of Centerra RSUs, which may be redeemed within 60 days of September 9, 2016.

(6)
Shares beneficially owned includes (i) 227,249 Centerra common shares issuable upon the exercise of Centerra stock options that may be exercised within 60 days of September 9, 2016, and (ii) 52,878 Centerra common shares that may be issuable upon the redemption of Centerra RSUs, which may be redeemed within 60 days of September 9, 2016.

(7)
Shares beneficially owned includes 30,931 Centerra common shares that may be issuable upon the redemption of Centerra RSUs, which may be redeemed within 60 days of September 9, 2016.

(8)
Shares beneficially owned includes 259,062 Centerra common shares issuable upon the exercise of Centerra stock options that may be exercised within 60 days of September 9, 2016.

(9)
Shares beneficially owned includes 746 Centerra common shares that were issued on August 14, 2016 upon the redemption of Centerra RSUs.

(10)
Shares beneficially owned includes (i) 15,000 Centerra common shares held by Brant Investments Ltd., (ii) 200,000 Centerra common shares issuable upon the exercise of Centerra stock options that may be exercised within 60 days of September 9, 2016 and (iii) 15,770 Centerra common shares that may be issuable upon the redemption of Centerra RSUs, which may be redeemed within 60 days of September 9, 2016.

(11)
Shares beneficially owned includes 614,781 Centerra common shares issuable upon the exercise of Centerra stock options that may be exercised within 60 days of September 9, 2016.

(12)
Shares beneficially owned includes (i) 19,550 Centerra common shares held by Mona Reid and (ii) 412,483 Centerra common shares issuable upon the exercise of Centerra stock options that may be exercised within 60 days of September 9, 2016.

(13)
Shares beneficially owned includes 387,589 Centerra common shares issuable upon the exercise of Centerra stock options that may be exercised within 60 days of September 9, 2016.

 ADDITIONAL INFORMATION ABOUT THE COMBINED COMPANY

        On completion of the Arrangement, Centerra will indirectly own all of the outstanding Thompson Creek common shares. After completion of the Arrangement, the business and operations of Thompson Creek will be managed and operated as a subsidiary of Centerra. Centerra expects that the business and operations of Centerra and Thompson Creek will be consolidated and the principal executive office of the combined entity will be located at Centerra's current head office. Following completion of the Arrangement, the directors and officers of Centerra are expected to remain the current directors and offices of Centerra, and one nominee of Thompson Creek, being Jacques Perron, will be appointed to the Centerra board of directors.

        The authorized share capital and the rights and restrictions of the Centerra common shares will remain unchanged. See "Comparison of Shareholder Rights" for a discussion of the different rights associated with Centerra common shares. The issued share capital of Centerra will change as a result of the consummation of the Arrangement, to reflect the issuance of the Centerra common shares contemplated in the Arrangement. See "Consolidated Capitalization."

 FUTURE SHAREHOLDER PROPOSALS

        If the Arrangement Resolution is approved and the Arrangement is completed, Thompson Creek will become an indirect, wholly-owned subsidiary of Centerra and, consequently, will not hold an annual meeting of shareholders in 2017. If the Arrangement Resolution is not approved or the Arrangement is not completed for any reason, Thompson Creek intends to hold an annual meeting of shareholders in 2017.

        If any of Thompson Creek's shareholders intends to present a proposal for consideration at the next annual meeting of shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed with respect to such meeting pursuant to Rule 14a-8 under the Exchange Act, such proposal must be received in writing at our offices, 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, Attention: Corporate Secretary no later than January 25, 2017, unless the date of the 2017 annual meeting of shareholders is more than 30 days before or after June 24, 2017, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. Under the BCBCA, Thompson Creek must receive any such proposal, including all information prescribed by the BCBCA, by at least March 24, 2017.

        Shareholders may recommend director candidates for consideration at the next annual meeting of shareholders by Thompson Creek's Corporate Governance and Nominating Committee. Recommendations should be made in writing, including the candidate's written consent to be nominated and to serve, and sufficient background information on the candidates to enable Thompson Creek's Corporate Governance and Nominating Committee to properly assess the candidate's qualifications. Recommendations should be addressed to Thompson Creek's Corporate Secretary at our principal offices, 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120. Shareholders should note that any nominations for an individual for election as a director of Thompson Creek must comply with the timing and notice requirements set forth in the advance notice provision included in Thompson Creek's Restated Articles of Continuance.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

Thompson Creek

        Thompson Creek files annual, quarterly and current reports, proxy statements and other information with the SEC. Such reports and other information can be read and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website at www.sec.gov that contains reports, registration statements, proxy and information statements and other information regarding registrants like Thompson Creek that file electronically with the SEC. Thompson Creek's filings with the SEC, as well as additional information about Thompson Creek, are also available to the public through its website at www.thompsoncreekmetals.com and are made available as soon as reasonably practicable after such material is filed with or furnished to the SEC. The information contained in, or that can be accessed through, Thompson Creek's website is not incorporated by reference in this proxy statement and you should not consider information contained on Thompson Creek's website as part of this proxy statement.

        Thompson Creek also file reports, statements and other information with Canadian provincial securities regulatory authorities. Thompson Creek's filings are electronically available to the public from the Canadian System for Electronic Document Analysis and Retrieval, or SEDAR, the Canadian equivalent of the SEC's EDGAR system, at www.sedar.com. The information contained on SEDAR is not incorporated by reference into this proxy statement, except as noted below.

        The SEC allows Thompson Creek to "incorporate by reference" into this proxy statement information that it files with the SEC. This means that Thompson Creek can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. Thompson Creek incorporates by reference the documents listed below and all documents subsequently filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the Special Meeting (other than information deemed furnished and not filed in accordance with SEC rules, including pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K or corresponding information furnished under Item 9.01 or included in a furnished exhibit, unless otherwise stated):

  •
  Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 24, 2016, and the Annual Report on Form 10-K/A for the year ended December 31, 2015, filed with the SEC on April 29, 2106;

  •
  Quarterly Reports on Form 10-Q for the quarter ended March 31, 2016 (filed with the SEC on May 4, 2016) and June 30, 2016 (filed with the SEC on August 8, 2016);

  •
  Current Reports on Form 8-K filed with the SEC on January 14, 2016, April 12, 2016 (only with respect to Item 5.02 and Exhibits 10.1, 10.2, 10.3 and 10.4 of Item 9.01), May 11, 2016, June 28, 2016 and July 6, 2016; and

  •
  The description of Thompson Creek's common shares contained in the Registration Statement on Form 40-F (File No. 001-33783) filed with the SEC on October 30, 2007, as amended by Amendment No. 1 to Form 40-F filed with the SEC on November 28, 2007, under Section 12(b) of the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

        The above documents have also been filed on SEDAR on the dates noted above (or will be filed on SEDAR after the date of this proxy statement) and are incorporated by reference into this proxy statement for purposes of Canadian securities laws.

        You may request a copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing), at no cost, by writing to us at the following address or calling the following number:

Thompson Creek Metals Company Inc.
26 West Dry Creek Circle, Suite 810
Littleton, Colorado 80120
(303) 761-8801
Attention: Investor Relations

Centerra

        You may consult Centerra's website for more information about Centerra at www.centerragold.com. Information included on Centerra's website is not incorporated by reference into this proxy statement. You should not rely on such information in deciding whether to approve the Arrangement Resolution unless such information is in this proxy statement or has been incorporated by reference into this proxy statement.

        Centerra also files reports, statements and other information with the applicable Canadian securities regulatory authorities. Centerra's filings are electronically available to the public from the Canadian System for Electronic Document Analysis and Retrieval, or SEDAR, the Canadian equivalent of the SEC's EDGAR system, at www.sedar.com. The information contained on SEDAR is not incorporated by reference into this proxy statement for purposes of U.S. securities laws.

        For the purposes of Canadian securities laws, the following documents filed on SEDAR are incorporated by reference in this proxy statement:

  •
  the annual information form of Centerra dated March 31, 2016 for the fiscal year ended December 31, 2015;

  •
  management's discussion and analysis of Centerra for the fiscal year ended December 31, 2015;

  •
  the management information circular of Centerra dated April 4, 2016 (the "Centerra Circular) distributed in connection with Centerra's annual meeting of shareholders held on May 17, 2016;

  •
  the amendment to the Centerra Circular dated April 28, 2016;

  •
  material change report dated July 14, 2016 concerning the Arrangement and the related transactions, the Centerra Equity Financing, the Royal Gold Letter of Intent and the New Credit Facilities; and

  •
  material change report dated July 22, 2016 concerning the closing of the Centerra Equity Financing.

        The above documents of Centerra are not incorporated by reference in this proxy statement for U.S. securities law purposes. However, the filings Centerra makes on SEDAR are available free of changes to any person at www.sedar.com.

        Centerra has supplied all information contained in this proxy statement relating to Centerra, and Thompson Creek has supplied all information contained in this proxy statement relating to Thompson Creek.

        Thompson Creek has not authorized anyone to provide you with information that is different from what is contained in or incorporated by reference in this proxy statement.

GLOSSARY OF TERMS

        In this proxy statement, unless otherwise defined herein, the following terms shall have the respective meanings set out below. All other defined terms are defined in the proxy statement.

"2013 Dividend"	has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Litigation Proceedings—Kyrgyz Republic General Prosecutor Claims—Inter-Corporate Dividend and Related Criminal Case."
"2017 Notes"	means the 9.75% senior secured notes of Thompson Creek due December 1, 2017.
"2018 Notes"	means the 7.375% senior unsecured notes of Thompson Creek due June 1, 2018.
"2019 Notes"	means the 12.5% senior unsecured notes of Thompson Creek due May 1, 2019.
"Aboriginal"	means any aboriginal peoples of Canada, including Indian (First Nation), Inuit and Métis peoples of Canada and includes any group of Aboriginals, including Tribal or Métis Councils.
"Aboriginal Claim"	means any claim, written assertion or demand, whether proven or unproven, made by any Aboriginals with respect to Aboriginal title, Aboriginal rights, treaty rights or any other Aboriginal interest.
"Acquisition Agreement"

means any letter of intent, memorandum of understanding or other Contract, agreement in principle, acquisition agreement, merger agreement or similar agreement or understanding with respect to any Acquisition Proposal but does not include an acceptable confidentiality agreement.

"Acquisition Proposal"

means, at any time after the entering into of the Arrangement Agreement, whether or not in writing, any (a) proposal with respect to: (i) any direct or indirect acquisition, take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in any person or group of persons other than Centerra (or any affiliate of Centerra) beneficially owning Thompson Creek common shares (or securities convertible into or exchangeable or exercisable for Thompson Creek common shares) representing 20% or more of Thompson Creek common shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Thompson Creek common shares), 20% or more of the 2017 Notes, 20% or more of the 2018 Notes or 20% or more of the 2019 Notes; (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, exclusive license, business combination or other similar transaction in respect of Thompson Creek or any of its subsidiaries; (iii) any direct or indirect acquisition by any person or group of persons of any assets of Thompson Creek and/or any interest in one or more of its subsidiaries (including shares or other equity interest of subsidiaries) that are or that hold Thompson Creek Material Property or that individually or in the aggregate or contribute 20% or more of the consolidated revenue of Thompson Creek and its subsidiaries or represent 20% or more of the voting, equity or other securities of any such subsidiary (or rights or interests therein or thereto) or constitute or hold 20% or more of the fair market value of the assets of Thompson Creek and its subsidiaries (taken as a whole) based on the financial statements of Thompson Creek most recently filed prior to such time as part of the Thompson Creek Public Disclosure Record (or any sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect), whether in a single transaction or a series of related transactions; or (iv) any other similar transaction or series of transactions involving Thompson Creek or any of its subsidiaries, (b) inquiry, expression or other indication of interest or offer to, or public announcement of or of an intention to do any of the foregoing, (c) modification or proposed modification of any such proposal, inquiry, expression or indication of interest; or (d) any transaction or agreement, the consummation of which could reasonably be expected to impede, prevent or delay the transactions contemplated by the Arrangement Agreement or completion of the Arrangement; in each case excluding the Arrangement and the other transactions contemplated by the Arrangement Agreement.

"affiliate" and "associate"	have the meanings respectively attributed thereto under National Instrument 45-106—Prospectus Exemptions.

"BNS"	has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Recent Developments—New Credit Facilities."
"Boroo Technical Report"	means the "Technical Report on the Boroo Gold Mine, Mongolia" dated December 17, 2009.
"CDS & Co.	means the registration name for CDS Clearing and Depository Services Inc., which acts as a nominee for many Canadian brokerage firms.
"Centerra Disclosure Letter"	means the disclosure letter dated July 5, 2016, executed by Centerra and delivered to and accepted by Thompson Creek prior to the execution of the Arrangement Agreement.
"Centerra Holdco"	means a corporation to be incorporated under the laws of the Province of British Columbia as a wholly-owned subsidiary of Centerra pursuant to the Arrangement Agreement.

"Centerra Material Adverse Effect"

means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, conditions, circumstances, occurrences or developments, has or would reasonably be expected to have a material and adverse effect on the business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise), obligations (whether absolute, accrued, conditional or otherwise), condition (financial or otherwise) of Centerra and its subsidiaries, taken as a whole, except any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from: (a) any change in general political, economic or financial or capital market conditions in Canada or the United States; (b) any change in Laws; (c) any change affecting the global mining industry in general; (d) any change affecting securities or commodity markets in general; (e) the price of gold; (f) any change relating to currency exchange, interest rates or rates of inflation; (g) any change in IFRS; (h) any Kyrgyz Republic Matter; (i) any failure by Centerra or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations; (j) anything that has been disclosed in Centerra's Public Disclosure Record or in the Centerra Disclosure Letter; (k) any securityholder class action, or other litigation, arising from allegations of a breach of fiduciary duty with respect to the Arrangement Agreement; or (l) a change as a result of the announcement of the execution of the Arrangement Agreement or of the transactions contemplated hereby (including changes in the market price of Centerra's securities); provided, however, that each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein disproportionately adversely affect Centerra and its subsidiaries taken as a whole in comparison to other comparable persons who operate in the gold mining industry; and provided further, however, that references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Centerra Material Adverse Effect has occurred.

"Centerra Technical Reports"	means the Boroo Technical Report, the Gatsuurt Technical Report, the Greenstone Gold Technical Report, the Kumtor Technical Report and the Öksüt Technical Report.
"CGM"	has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Corporate Structure."
"combined company"	means Centerra after completion of the Arrangement.
"Competition Act"	means the Competition Act (Canada), as amended.

"Competition Act Approval"

means: (a) the Commissioner of Competition or his delegate shall have issued an advance ruling certificate under Section 102 of the Competition Act with respect to the transactions contemplated by the Arrangement Agreement; or (b) both of (i) the Commissioner of Competition or his delegate shall have advised Centerra in writing that he does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by the Arrangement Agreement and (ii) the applicable waiting period under the Competition Act shall have expired or been terminated or the obligation to file merger notifications under Part IX of the Competition Act shall have been waived.

"Contract"

means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which Thompson Creek, or any of its subsidiaries, is a party or by which Thompson Creek, or any of its subsidiaries, is bound or affected or to which any of their respective properties or assets is subject.

"CRA"	means the Canada Revenue Agency.
"CSA"	means the Canadian Securities Administrators.
"Depositary"	means CST Trust Company.
"Dissent Rights"	has the meaning ascribed thereto in the Plan of Arrangement.
"Dissenting Thompson Creek Shareholder"

means a registered holder of Thompson Creek common shares who has duly and validly exercised Dissent Rights in respect of the Arrangement Resolution in strict compliance with the Dissent Rights and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

"Effective Date"

means the date upon which all of the conditions to completion of the Arrangement as set forth in the Arrangement Agreement have been satisfied or waived and all documents agreed to be delivered hereunder have been delivered to the satisfaction of the parties thereto, acting reasonably.

"Effective Time"	means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as Thompson Creek and Centerra may agree upon in writing.
"Eligible Institution"

means a Canadian Schedule I Chartered Bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP).

"Fair Market Value"	means the volume weighted average trading price of the Thompson Creek common shares on the TSX for the five trading day period immediately prior to the Effective Date.

"Final Order"

means the order of the Court approving the Arrangement under Section 291 of the BCBCA, in form and substance acceptable to Thompson Creek and Centerra, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both Thompson Creek and Centerra, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both Thompson Creek and Centerra, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied.

"Fundamental Representations"	means the representations and warranties of Thompson Creek regarding its capitalization and interest in properties.
"Gatsuurt Technical Report"	means "Technical Report on the Gatsuurt Gold Project, Northern Mongolia" dated May 9, 2006.
"Greenstone Gold Technical Report"	means the Technical Report on the Greenstone Gold property (according to NI 43-101 and Form 43-101F1) dated March 20, 2015 and with an effective date of February 5, 2015.
"Greenstone Limited Partnership"	has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Centerra's Properties—Advanced Exploration Properties—Greenstone".
"Greenstone Managing Partner"	has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Centerra's Properties—Advanced Exploration Properties—Greenstone".
"In-The-Money Amount"	in respect of a stock option means the amount, if any, by which the aggregate Fair Market Value at that time of the securities subject to the option exceeds the aggregate exercise price of the option.
"Interim Order"

means the interim order of the Court contemplated by Section 2.2(b) of the Arrangement Agreement and made pursuant to Section 291 of the BCBCA, providing for, among other things, the calling and holding of the Special Meeting, as such order may be amended by the Court (with the consent of both Thompson Creek and Centerra, each acting reasonably) attached as Annex E hereto.

"Investment Canada Act"	means the Investment Canada Act (Canada).
"Investment Canada Act Approval"

means that the responsible Minister under the Investment Canada Act shall have sent a notice to Centerra stating that the Minister is satisfied that the transactions contemplated by the Arrangement Agreement are likely to be of net benefit to Canada.

"Key Regulatory Approvals"	means Competition Act Approval and the Investment Canada Act Approval.
"KGC"	has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Corporate Structure."
"Kumtor"	has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Corporate Structure."
"Kumtor Project"	means the Kumtor gold mine and all associated activities.
"Kyrgyz Parties"	means Kyrgyzaltyn and/or the Kyrgyz Republic government, including any persons acting as representatives thereof.
"Kyrgyz Republic Matter"

means any result, fact, change, proposed change, effect, event, circumstance, occurrence, development or other matter of any nature whatsoever with respect to, or arising out or in connection with, the Kumtor Project, the business and/or operations of Kumtor Gold Company, the ownership, direction or control, directly or indirectly, by the Kyrgyz Parties, by way of securities ownership, or otherwise of Centerra or any of its subsidiaries, the membership of nominees of the Kyrgyz Parties on the board of directors of Centerra, the Kumtor Project Agreements, and/or any dispute or disagreement (including Proceedings) related to, or arising out of or in connection with, any of the foregoing, including the impact of any of the foregoing on the prospects of Kumtor Gold Company or the cash flows of Centerra derived from the Kumtor Project and/or the Kumtor Gold Company.

"Kumtor Technical Report"

means the "Technical Report on the Kumtor Mine, Kyrgyz Republic (according to National Instrument 43-101 and Form 43-101F1)" dated March 20, 2015 with an effective date of December 31, 2014. "Technical Report on the Gatsuurt Gold Project, Northern Mongolia" dated May 9, 2006.

"Law" or "Laws"

means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any governmental authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term "applicable" with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a governmental authority having jurisdiction over such person or its business, undertaking, property or securities.

"Liens"

means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing.

"Long Term Incentive Plan"	means the Amended and Restated Thompson Creek 2010 Long-Term Incentive Plan approved by Thompson Creek Shareholders on May 13, 2014.
"MAD"

has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Centerra's Properties—Kumtor—Property description, location and concession—Delays in Receiving Required Approvals and Permits from Kyrgyz Republic Authorities."

"MAE"

has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Centerra's Properties—Kumtor—Property description, location and concession—Delays in Receiving Required Approvals and Permits from Kyrgyz Republic Authorities."

"material change" and "misrepresentation"	have the meanings attributed thereto in the Securities Act.
"Material Property"	means Thompson Creek's open-pit copper-gold mine and concentrator in British Columbia known as the Mount Milligan Mine.
"MI 61-101"	means Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions.
"NI 43-101"	means National Instrument 43-101—Standards of Disclosure for Mineral Projects.
"Notice of Dissent"	means a notice of dissent duly and validly given by a registered Thompson Creek shareholder exercising Dissent Rights as contemplated in the Plan of Arrangement and the Interim Order.
"Notice Shares"	means the Thompson Creek common shares held by Dissenting Thompson Creek Shareholders in respect of which such Dissenting Thompson Creek Shareholders have given Notice of Dissent.
"ordinary course of business"

or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances when considered in the context of the provisions of the Arrangement Agreement.

"Outside Date"

means October 31, 2016, subject to the right of Centerra or Thompson Creek to postpone the Outside Date for up to an additional 30 days (in increments of at least 15 days, as specified by the postponing Party) if one or more Key Regulatory Approvals have not been obtained in sufficient time to allow the Effective Date to occur by October 31, 2016 (or any subsequent Outside Date) and any such remaining Key Regulatory Approvals are reasonably likely to be obtained within such additional 30 day period, by giving written notice to the other party to such effect no later than 5:00 p.m. (Vancouver time) on the date that is not less than seven days prior to the original Outside Date (and any subsequent Outside Date), or such later date as may be agreed to in writing by the parties.

"Öksüt Technical Report"	means the "Technical Report on the Öksüt Gold Project (according to National Instrument 43-101 and Form 43-101F1)" dated September 3, 2015 with an effective date of June 30, 2015.
"person"

includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or governmental authority or other entity, whether or not having legal status.

"Registrar"	means the person appointed as the Registrar of Companies under section 400 of the BCBCA.
"Restated Concession Agreement"

has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Centerra's Properties—Kumtor—Property description, location and concession—Concession".

"Restated Investment Agreement"

has the meaning attributed thereto under the following heading in this proxy statement: "Additional Information About Centerra—Centerra's Properties—Kumtor—Property description, location and concession—Restated Investment Facility."

"Securities Act"	means the Securities Act (Ontario) and the rules, regulations, and published policies made thereunder, as now in effect and as they may be promulgated or amended from time to time.
"Securities Laws"

means (a) the Securities Act and all other applicable Canadian provincial and territorial securities Laws, (b) the U.S. Securities Act, the U.S. Exchange Act and all other U.S. federal and state securities Laws and (c) the rules and regulations of the TSX.

"subsidiary"

with respect to a specified entity, any: (a) corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are owned by such specified entity and the votes attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of such corporation; (b) partnership, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and (c) a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity.

"Superior Proposal"

means an unsolicited bona fide Acquisition Proposal made in writing on or after the date of the Arrangement Agreement by a person or persons acting jointly (other than Centerra and its affiliates) that: (a) is to acquire not less than all of the outstanding Thompson Creek common shares or all or substantially all of the assets of Thompson Creek on a consolidated basis; (b) complies with securities laws and did not result from, or arise in connection with, a breach of Article 5 of the Arrangement Agreement or any agreement between the person making such Acquisition Proposal and Thompson Creek; (c) the Thompson Creek Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which is more favorable to the Thompson Creek shareholders and equal to or more favorable to Thompson Creek noteholders from a financial point of view than the Arrangement (taking into account any amendments to the Arrangement Agreement and the Arrangement proposed by Centerra pursuant to Section 5.1(g) of the Arrangement Agreement); and for the purposes of this clause (c), the amount or value of the consideration payable to, or to be received by Thompson Creek noteholders will not be required to be considered so long as such Acquisition Proposal (i) provides for Thompson Creek noteholders to be treated in accordance with the Thompson Creek note indentures without any amendment, waiver or elimination of any terms or conditions of any Thompson Creek note indenture existing, or in effect, as of the date hereof, (ii) does not provide for any tender or exchange offer for any or all of the Notes (other than as required under the Thompson Creek note indentures following a "Change of Control" (as defined in each of the Thompson Creek note indentures)), and (iii) results in the redemption or pay-out in full of all of the Notes within 60 days of the completion of such Acquisition Proposal; (d) is made available to all Thompson Creek shareholders and to all Thompson Creek noteholders of a series, as applicable, on the same terms and conditions; (e) is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds to complete such Acquisition Proposal will be available; (f) is not subject to any due diligence and/or access condition; and (g) the Thompson Creek Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal.

"Superior Proposal Notice Period"	has the meaning attributed thereto under the following heading in this proxy statement: "The Arrangement Agreement."

"Tax" or "Taxes"

means any and all taxes, dues, duties, rates, imposts, fees, levies, other assessments, tariffs, charges or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any governmental authority, including all income taxes, including any tax on or based on net income, gross income, income as specifically defined, earnings, gross receipts, capital gains, profits, business royalty or selected items of income, earnings or profits, and specifically including any federal, provincial, state, territorial, county, municipal, local or foreign taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, withholding taxes, sales taxes, use taxes, goods and services taxes, custom duties, value added taxes, ad valoram taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, occupation taxes, environment taxes, transfer taxes, and employment or unemployment insurance premiums, social insurance premiums and worker's compensation premiums and pension (including Canada Pension Plan) payments, and other taxes, fees, imposts, assessments or charges of any kind whatsoever together with any interest, penalties, additional taxes, fines and other charges and additions that may become payable in respect thereof including any interest in respect of such interest, penalties and additional taxes, fines and other charges and additions, whether disputed or not.

"Tax Act"	means the Income Tax Act (Canada) and the regulations promulgated thereunder, as amended.
"Thompson Creek Disclosure Letter"

means the disclosure letter dated the date of the Arrangement Agreement regarding the Arrangement Agreement that has been executed by Thompson Creek and delivered to and accepted by Centerra prior to the execution of the Arrangement Agreement.

"Thompson Creek Material Adverse Effect"

means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments, has or would reasonably be expected to have a material and adverse effect on the business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise), obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of Thompson Creek and its subsidiaries, taken as a whole, except any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from: (a) any change in general political, economic or financial or capital market conditions in Canada or the United States; (b) any change in laws; (c) any change affecting the global mining industry in general; (d) any change affecting securities or commodity markets in general; (e) the price of copper, gold or molybdenum; (f) any change relating to currency exchange, interest rates or rates of inflation; (g) any change in U.S. GAAP; (h) any failure by Thompson Creek or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations; (i) anything that has been disclosed in the Thompson Creek Public Disclosure Record or in the Thompson Creek Disclosure Letter; (j) a change as a result of the announcement of the execution of the Arrangement Agreement or of the transactions contemplated thereby (including changes in the market price of Thompson Creek's securities); or (k) any securityholder class action, or other litigation arising from allegations of a breach of fiduciary duty with respect to the Arrangement Agreement.

"Thompson Creek Optionholder"	means a holder of one or more Thompson Creek Options.
"Thompson Creek Options"

means, at any time, options to acquire Thompson Creek common shares granted pursuant to the Long Term Incentive Plan or a stock option inducement award agreement disclosed to Centerra in writing which are, at such time, outstanding and unexercised, whether or not vested.

"Thompson Creek PSUs"	means the performance share units granted under the Long Term Incentive Plan.
"Thompson Creek Public Disclosure Record"	means all documents filed or furnished under applicable securities laws by or on behalf of Thompson Creek on SEDAR or EDGAR between January 1, 2015 and the date of the Arrangement Agreement.
"Thompson Creek RSUs"	means the restricted share units granted under the Long Term Incentive Plan or under a restricted share unit inducement award agreement.

"United States" or "U.S." or "USA"	means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.
"U.S. Exchange Act"	means the United States Securities Exchange Act of 1934, as amended and the rules and regulations promulgated from time to time thereunder.
"U.S. GAAP"	means the generally accepted accounting principles in the United States at the relevant time, applied on a consistent basis;
"U.S. Securities Act"	means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.
"U.S. Tax Code"	means the United States Internal Revenue Code of 1986, as amended.
"U.S. Treaty"	has the meaning attributed thereto under the following heading in this proxy statement: "Material Canadian Federal Income Tax Consequences—Dividends on Purchaser Shares."

CENTERRA GOLD INC.
INDEX TO FINANCIAL STATEMENTS

Centerra Gold Inc.

Consolidated Financial Statements

For the Years Ended December 31, 2015 and 2014

(Expressed in thousands of United States Dollars)

Report of Management's Accountability

        The Consolidated Financial Statements have been prepared by the management of the Company. Management is responsible for the integrity, consistency and reliability of all such information presented. The Consolidated Financial Statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

        The preparation of the Consolidated Financial Statements involves the use of estimates and assumptions based on management's judgment, particularly when transactions affecting the current accounting period cannot be finalized with certainty until future periods. Estimates and assumptions are based on historical experience, current conditions and various other assumptions believed to be reasonable in the circumstances, with critical analysis of the significant accounting policies followed by the Company as described in Note 3 to the Consolidated Financial Statements. The preparation of the Consolidated Financial Statements includes information regarding the estimated impact of future events and transactions. Actual results in the future may differ materially from the present assessment of this information because future events and circumstances may not occur as expected.

        In meeting its responsibility for the reliability of financial information, management maintains and relies on a comprehensive system of internal controls and checks to see if the controls are operating as designed. The system of internal controls includes a written corporate conduct policy; implementation of a risk management framework; effective segregation of duties and delegation of authorities; and sound and conservative accounting policies that are regularly reviewed. This structure is designed to provide reasonable assurance that assets are safeguarded and that reliable information is available on a timely basis. In addition internal controls on financial reporting and disclosure controls have been documented, evaluated and tested in a manner consistent with National Instrument 52-109.

        The Consolidated Financial Statements have been audited by KPMG LLP, independent external auditors appointed by the Company's shareholders. The external auditors' responsibility is to express their opinion on whether the Consolidated Financial Statements are fairly presented in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. KPMG LLP's report outlines the scope of their examination and their opinion.

        The Company's Directors, through its Audit Committee, are responsible for ensuring that management fulfills its responsibilities for financial reporting and internal controls. The Audit Committee met periodically with management, the internal auditors, and the external auditors to satisfy itself that each group had properly discharged its respective responsibility and to review the Consolidated Financial Statements before recommending approval by the Board of Directors. The external auditors had direct and full access to the Audit Committee, with and without the presence of management, to discuss their audit and their findings as to the integrity of the financial reporting.

        The Company's Chief Executive Officer and the Company's Vice President and Chief Financial Officer have evaluated the design and operating effectiveness of related disclosure controls and procedures and internal controls over financial reporting based on criteria established in "Internal Control—Integrated Framework (2013)" issued by the Committee of Sponsoring Organizations of the Treadway Commission.

Original signed by: Scott G. Perry Chief Executive Officer	Original signed by: Jeffrey S. Parr Vice President and Chief Financial Officer
February 24, 2016

INDEPENDENT AUDITORS' REPORT

To the Shareholders of Centerra Gold Inc.

        We have audited the accompanying consolidated financial statements of Centerra Gold Inc., which comprise the consolidated statements of financial position as at December 31, 2015 and December 31, 2014, the consolidated statements of earnings (loss) and comprehensive income (loss), shareholders' equity and cash flows for the years then ended, and notes, comprising a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Consolidated Financial Statements

        Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

        Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

        We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

        In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of Centerra Gold Inc. as at December 31, 2015 and December 31, 2014, and its consolidated financial performance and its consolidated cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Original Signed by:

KPMG LLP
Chartered Professional Accountants, Licensed Public Accountants

Toronto, Canada
February 24, 2016

Centerra Gold Inc.

Consolidated Statements of Financial Position

(Expressed in Thousands of United States Dollars)

	Notes	December 31, 2015	December 31, 2014
Assets
Current assets
Cash and cash equivalents		$360,613	$300,514
Short-term investments		181,613	261,503
Amounts receivable	8	28,781	66,214
Inventories	9	347,011	408,050
Prepaid expenses	10	12,880	12,888

		930,898	1,049,169
Property, plant and equipment	11	693,016	524,699
Goodwill	12	—	18,705
Restricted cash	7	9,989	12,437
Other assets	13	26,681	24,072

		729,686	579,913

Total assets		$1,660,584	$1,629,082

Liabilities and Shareholders' Equity
Current liabilities
Accounts payable and accrued liabilities	14	$75,292	$45,883
Short-term debt	15	76,000	76,000
Revenue-based taxes payable	16(a)	9,152	24,605
Taxes payable	16(d)	1,286	1,515
Current portion of provision for reclamation	17	1,062	2,598

		162,792	150,601
Dividend payable to related party	27(a)	9,330	12,254
Provision for reclamation	17	65,087	65,318
Deferred income tax liability	16(c)	2,524	2,266

		76,941	79,838
Shareholders' equity	25
Share capital		668,705	660,554
Contributed surplus		24,153	22,556
Accumulated other comprehensive income		220	—
Retained earnings		727,773	715,533

		1,420,851	1,398,643

Total liabilities and Shareholders' equity		$1,660,584	$1,629,082

Commitments and contingencies (note 26)
Subsequent events (note 15 and 32)

Approved by the Board of Directors
Original signed by:
Stephen Lang	Richard Connor
Chairman	Director

The accompanying notes form an integral part of these consolidated financial statements.

Centerra Gold Inc.

Consolidated Statements of Earnings (Loss) and Comprehensive Income (Loss)

For the years ended December 31,

(Expressed in Thousands of United States Dollars)

(except per share amounts)

	Notes	2015	2014
Revenue from gold sales		$623,950	$763,345
Cost of sales	18	384,459	502,577
Standby costs		5,684	2,385
Regional office administration		19,068	25,189

Earnings from mine operations		214,739	233,194
Revenue-based taxes	16(a)	84,633	97,243
Other operating expenses	19	1,870	3,832
Pre-development project costs	20	13,252	6,022
Impairment of goodwill	12	18,705	111,000
Exploration and business development	21	10,619	15,724
Corporate administration	22	35,781	34,759

Earnings (loss) from operations		49,879	(35,386)
Other expenses, net	23	3,375	1,184
Finance costs	24	4,426	4,962

Earnings (loss) before income tax		42,078	(41,532)
Income tax expense	16(b)	449	2,577

Net earnings (loss)		$41,629	$(44,109)

Other Comprehensive Income (Loss)
Items that may be subsequently reclassified to earnings:
Net gain on translation of foreign operation		220	—

Other comprehensive income		220	—

Total comprehensive income (loss)		$41,849	$(44,109)

Basic earnings (loss) per common share	25(b)	$0.18	$(0.19)
Diluted earnings (loss) per common share	25(b)	$0.18	$(0.19)

The accompanying notes form an integral part of these consolidated financial statements.

Centerra Gold Inc.

Consolidated Statements of Cash Flows

For the years ended December 31,

(Expressed in Thousands of United States Dollars)

	Notes	2015	2014
Operating activities
Net earnings (loss)		$41,629	$(44,109)
Items not requiring (providing) cash:
Depreciation, depletion and amortization	11	205,390	284,281
Finance costs	24	4,426	4,962
Loss on disposal of equipment		1,972	1,138
Compensation expense on stock options	25(d)	2,611	2,469
Other share based compensation expense		828	7,539
Impairment of goodwill	12	18,705	111,000
Impairment of inventory	9	27,216	—
Income tax expense	16(b)	449	2,577
Other operating items		(861)	(548)

		302,365	369,309
Change in operating working capital	31(a)	32,532	(3,101)
Change in long-term inventory		349	4,880
Prepaid revenue-based taxes utilized	16(a)	—	10,000
Payments toward provision for reclamation	17	(1,004)	(1,085)
Income taxes paid		(676)	(3,608)

Cash provided by operations		333,566	376,395

Investing activities
Additions to property, plant and equipment	31(b)	(243,767)	(276,282)
Net redemption (purchase) of short-term investments		79,890	(103,145)
Purchase of interest in Greenstone Partnership	11	(75,718)	—
Decrease (increase) in restricted cash		2,448	(1,706)
Increase in long-term other assets		(2,958)	(3,447)

Cash used in investing		(240,105)	(384,580)

Financing activities
Dividends paid—declared in period		(29,389)	(31,499)
Dividends paid—from trust account		(2,936)	—
Payment of interest and borrowing costs		(2,974)	(2,910)
Proceeds from common shares issued for options exercised		1,937	—

Cash used in financing		(33,362)	(34,409)

Increase (decrease) in cash during the year		60,099	(42,594)
Cash and cash equivalents at beginning of the year		300,514	343,108

Cash and cash equivalents at end of the year		$360,613	$300,514

Cash and cash equivalents consist of:
Cash		$122,581	$85,097
Cash equivalents		238,032	215,417

		$360,613	$300,514

The accompanying notes form an integral part of these consolidated financial statements.

Centerra Gold Inc.

Consolidated Statements of Shareholders' Equity

(Expressed in Thousands of United States Dollars, except share information)

	Number of Common Shares	Share Capital Amount	Contributed Surplus	Accumulated Other Comprehensive Income	Retained Earnings	Total
Balance at January 1, 2014	236,390,219	$660,486	$20,087	$—	$793,737	$1,474,310

Share-based compensation expense	—	—	2,469	—	—	2,469
Shares issued on redemption of restricted share units	13,739	68	—	—	—	68
Dividends declared (note 25(c))	—	—	—	—	(34,095)	(34,095)
Net loss for the year	—	—	—	—	(44,109)	(44,109)

Balance at December 31, 2014	236,403,958	$660,554	$22,556	$—	$715,533	$1,398,643

Share-based compensation expense	—	—	2,611	—	—	2,611
Shares issued on exercise of stock options	461,697	2,951	(1,014)	—	—	1,937
Shares issued on redemption of restricted share units	61,077	340	—	—	—	340
Purchase of Öksüt royalty (note 25(a))	962,542	4,860	—	—	—	4,860
Dividends declared (note 25(c))	—	—	—	—	(29,389)	(29,389)
Foreign currency translation	—	—	—	220	—	220
Net earnings for the year	—	—	—	—	41,629	41,629

Balance at December 31, 2015	237,889,274	$668,705	$24,153	$220	$727,773	$1,420,851

The accompanying notes form an integral part of these consolidated financial statements.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

1. Nature of operations

        Centerra Gold Inc. ("Centerra" or the "Company") was incorporated under the Canada Business Corporations Act on November 7, 2002. Centerra's common shares are listed on the Toronto Stock Exchange. The Company is domiciled in Canada and the registered office is located at 1 University Avenue, Suite 1500, Toronto, Ontario, M5J 2P1. The Company is engaged in the production of gold and related activities including exploration, development, mining and processing primarily in the Kyrgyz Republic, Mongolia, Turkey and Canada.

2. Basis of presentation

        The consolidated financial statements of the Company and its subsidiaries are prepared in accordance with International Financial Reporting Standards ("IFRS"), as issued by the International Accounting Standards Board ("IASB").

        These financial statements were authorized for issuance by the Board of Directors of the Company on February 24, 2016.

        These consolidated financial statements have been prepared under the historical cost basis, except for cash and cash equivalents, short-term investments, reclamation trust fund and restricted cash (measured at fair value), inventories (measured at the lower of cost or net realizable value ("NRV")) and liabilities for cash settled share-based compensation (measured at fair value).

        These financial statements are presented in U.S. dollars with all amounts rounded to the nearest thousand, except for share and per share data, or as otherwise noted.

3. Summary of significant accounting policies

        The significant accounting policies summarized below have been applied consistently to all periods presented in these consolidated financial statements.

a.     Consolidation principles

        These consolidated financial statements include the accounts of Centerra and its subsidiaries. Subsidiaries consist of entities over which the Company is exposed to, or has rights to, variable returns as well as the ability to affect those returns through the power to direct the relevant activities of the entity. Subsidiaries are fully consolidated from the date control is transferred to the Company and are de-consolidated from the date control ceases.

        Inter-company transactions between subsidiaries are eliminated on consolidation.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

        Centerra's significant subsidiaries are as follows:

Entity	Property—Location	Stage of Mine	2015	2014
Kumtor Gold Company ("KGC")	Kumtor Mine—Kyrgyz Republic	Operation	100%	100%
Boroo Gold LLC ("BGC")	Boroo Mine—Mongolia	Care and Maintenance	100%	100%
Centerra Gold Mongolia LLC	Gatsuurt Project—Mongolia	Development	100%	100%
Centerra Gold Mongolia LLC	Altan Tsagaan Ovoo ("ATO") Property—Mongolia	Exploration	100%	100%
Öksüt Madencilik A.S. ("OMAS")	Öksüt Project—Turkey	Development	100%	100%
Greenstone Gold Mines LP ("Greenstone Partnership")	Greenstone Gold Property—Canada	Pre-development	50%	0%

        As at December 31, 2015, the Company has also entered into agreements to earn an interest in joint venture exploration properties located in Portugal, Canada, United States of America, Mexico and Nicaragua.

b.     Foreign currency

        The functional currency of the Company and its subsidiaries is the U.S. dollar, which is also the presentation currency of the consolidated financial statements. The functional and reporting currency of the Greenstone Partnership is the Canadian dollar ("Cdn$"), which results in translation gains (losses) being recorded as part of Other Comprehensive Income in the Statements of Earnings (Loss) and Comprehensive Income (Loss) ("Statements of Earnings").

        Foreign currency transactions are translated into the entity's functional currency using the exchange rate prevailing on the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the Statements of Earnings. Non-monetary assets and liabilities, arising from transactions denominated in foreign currencies, are translated at the historical exchange rates prevailing at each transaction date.

c.     Cash and cash equivalents

        Cash and cash equivalents comprise cash balances and short-term investments with original maturities of 90 days or less. Cash and cash equivalents are classified as financial instruments carried at fair value through profit or loss.

d.     Restricted cash

        Cash which is subject to legal or contractual restrictions on its use is classified separately as restricted cash.

e.     Short-term investments

        Short-term investments consist of marketable securities with original maturities of more than 90 days but no longer than 12 months, from the date of purchase. Short-term investments consist

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

mostly of U.S. federal, Canadian federal and provincial government treasury bills and notes, agency notes, foreign sovereign issues, term deposits, bankers' acceptances, bearer deposit notes, and highly-rated, highly-liquid corporate direct credit. Short-term investments are classified as financial instruments carried at fair value through profit or loss.

f.      Inventories

        Inventories of stockpiled ore, heap leach ore, in-circuit gold, heap leach gold in-circuit and gold doré are valued at the lower of average production cost and NRV, based on contained ounces of gold. The production cost of inventories is determined on a weighted-average basis and includes direct materials, direct labour, mine-site overhead expenses and depreciation, depletion and amortization of mining assets.

        Stockpiled and heap leach ore are ore that has been extracted from the mine and is available for further processing. Costs are added to the cost of stockpiles based on the current mining cost per ounce mined and removed at the average cost per ounce of the stockpiled ore. Costs are added to the costs of ore on the heap leach pads based on average cost per ounce of stockpiled ore plus additional costs incurred to place ore on the heap leach pad. Costs of ore on the heap leach pads are transferred to in-circuit inventories as ounces are recovered based on the average cost per recoverable ounce of gold on the leach pad. Ore in stockpiles and heap leach ore not expected to be processed in the next twelve months are classified as long-term.

        In-circuit inventories represent materials that are in the process of being converted to gold doré. Variances between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to NRV are accounted for on a prospective basis.

        When inventories are sold, the carrying amount is recognized as an expense in the period in which the related revenue is recognized. Any write-down of inventories to NRV or reversals of previous write-downs are recognized in income in the period that the write-down or reversal occurs. NRV is the estimated selling price in the ordinary course of business, less estimated costs of completion and estimated costs to sell.

        Consumable supplies and spare parts are valued at the lower of weighted-average cost and NRV, which approximates replacement cost. Replacement cost includes expenditures incurred to acquire the inventories and bring them to their existing location and condition. Any provision for obsolescence is determined by reference to specific stock items identified as obsolete. A regular and ongoing review is undertaken to establish the extent of surplus items and a provision is made for any potential loss on their disposal.

g.     Property, plant and equipment

  i.      General

          Property, plant and equipment are recorded at cost less accumulated depreciation, depletion and impairment charges.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

          Major overhaul expenditures and the cost of replacement of a component of plant and mobile equipment are capitalized and depreciated over the average expected life between major overhauls. All other replacement spares and other costs relating to maintenance of mobile equipment are charged to the cost of production.

          Directly attributable costs, including capitalized borrowing costs, incurred for major capital projects and site preparation are capitalized until the asset is in a location and condition necessary for operation as intended by management. These costs include dismantling and site restoration costs to the extent these are recognized as a provision.

          Management annually reviews the estimated useful lives, residual values and depreciation methods of the Company's property, plant and equipment and also when events and circumstances indicate that such a review should be made. Changes to estimated useful lives, residual values or depreciation methods resulting from such review are accounted for prospectively.

          An item of property, plant and equipment is de-recognized upon disposal or when no further future economic benefits are expected from its use or disposal. Any gain or loss arising on de-recognition of the asset (calculated as the difference between any proceeds received and the carrying amount of the asset) is included in the Statements of Earnings in the year the asset is de-recognized.

  ii.    Exploration, evaluation and pre-development expenditure

          All exploration and evaluation expenditures of the Company within an area of interest are expensed until management and board of directors concludes that the technical feasibility and commercial viability of extracting a mineral resource are demonstrable and that future economic benefits are probable. In making this determination, the extent of exploration, as well as the degree of confidence in the mineral resource is considered. Once a project has been established as commercially viable and technically feasible, and approval is received from the Board of Directors, further expenditures are capitalized as development costs.

          Exploration and evaluation assets acquired are initially recognized at fair value as exploration rights within tangible assets.

  iii.    Development properties (underground and open pit)

          A property, either open pit or underground, is classified as a development property when a mine plan has been prepared and a decision is made to commercially develop the property. Development expenditures are accumulated separately for each area of interest for which economically recoverable mineral reserves and resources have been identified.

          All expenditures incurred prior to the commencement of commercial levels of production from each development property are capitalized. In addition, capitalized costs are assessed for impairment when there is an indicator of impairment.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

          Development properties are not depleted until they are reclassified as mine property assets following the achievement of commercial levels of production.

  iv.    Mine properties

          All direct costs related to the acquisition of mineral property interests are capitalized at the date of acquisition.

          After a mine property has been brought into commercial production, costs of any additional mining, in-pit drilling and related work on that property are expensed as incurred. Mine development costs incurred to expand operating capacity, develop new ore bodies or develop mine areas in advance of current production, including the stripping of waste material, are capitalized and then depleted on a unit-of-production basis.

  v.    Deferred stripping costs

          Stripping costs incurred in the production phase of a mining operation are accounted for as production costs and are included in the costs of inventory produced. Stripping activity that improves access to ore in future periods is accounted for as an addition to or enhancement of an existing asset. The Company recognizes stripping activity assets when the following three criteria are met:

    •
    it is probable that the future economic benefit associated with the stripping activity will flow to the Company;

    •
    the Company can identify the component of the ore body for which access has been improved; and

    •
    the costs relating to the stripping activity associated with that component can be measured reliably by the Company.

          Stripping activity assets are depleted on a unit-of-production basis in subsequent periods over the proven and probable reserves to which they relate.

  vi.    Depreciation and depletion

          Buildings, plant and equipment used in production and mineral properties are depreciated or depleted using the unit-of-production method over proven and probable ore reserves, or if their estimated useful lives are shorter, on a straight-line basis over the useful lives of the particular assets. Under this process, depreciation commences when the ore is extracted from the ground. The depreciation charge is allocated to inventory throughout the production process from the point at which ore is extracted from the pit until the ore is processed into its final form, gold doré. Where a change in estimated recoverable gold ounces contained in proven and probable ore reserves is made, adjustments to depreciation are accounted for prospectively.

          Mobile equipment and other assets, such as offsite roads, buildings, office furniture and equipment are depreciated using the straight-line method based on estimated useful lives which

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

  range from two years to seven years, but do not exceed the related estimated mine life based on proven and probable ore reserves.

          Where an item of property, plant and equipment comprises major components with different useful lives, the components are depreciated separately but are grouped for disclosure purposes as property, plant and equipment.

h.     Goodwill

        Goodwill represents the difference between the sum of the cost of a business acquisition and the fair value of the identifiable net assets acquired. Subsequently, goodwill is measured at cost less accumulated impairment losses and is not amortized.

        Goodwill, upon acquisition, is allocated to the cash-generating units ("CGU") expected to benefit from the related business combination. A CGU, in accordance with IAS 36, Impairment of Assets, is identified as the smallest identifiable group of assets that generates cash inflows, which are largely independent of the cash inflows from other assets.

        The Company evaluates, on at least an annual basis, the carrying amount of a CGU to which goodwill is allocated, for potential impairment.

i.      Impairment

        Long term assets, including goodwill, are reviewed for impairment if there is any indication that the carrying amount may be impaired. In addition, goodwill is tested for impairment annually on September 1. Impairment is assessed for an individual asset unless the asset does not generate cash inflows that are independent of those generated from other assets or groups of assets, in which case, the individual assets are grouped together into CGUs for impairment testing purposes.

        To accomplish this impairment testing, the Company compares the recoverable amount (which is the greater of value-in-use and fair value less costs of disposal ("FVLCD") of the CGU) to its carrying amount. If the carrying amount of a CGU exceeds its recoverable amount, the Company first applies the difference to reduce goodwill and then any further excess is applied to the CGU's other long-lived assets. Assumptions, such as gold price, discount rate, and expenditures underlying the estimate of recoverable value are subject to risks and uncertainties.

        The best evidence of FVLCD is the value obtained from an active market or binding sale agreement. Where neither exists, FVLCD is based on the best information available to reflect the amount the Company could receive for the CGU in an arm's length transaction, which the Company typically estimates using discounted cash flow techniques. Where the recoverable amount is assessed using discounted cash flow techniques, the resulting estimates are based on detailed mine and/or production plans.

        Expected future cash flows reflect long term mine plans, which are based on detailed research, analysis and iterative modeling to optimize the level of return from investment, output and sequence of extraction.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

        The mine plan takes account of all relevant characteristics of the ore body, including waste to ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore impacting on process recoveries and capacities of processing equipment that can be used. The mine plan is therefore the basis for forecasting production output in each future year and for forecasting production costs.

        The Company's cash flow forecasts are based on estimates of future commodity prices which are derived through the analysis of gold forward prices and by considering the average of the most recent market commodity price forecasts consensus from a number of recognized financial analysts. These assessments can differ from current price levels and are updated periodically.

        The discount rates applied to the future cash flow forecasts represent a real after tax discount rate based on the Company's estimated weighted-average cost of capital adjusted for the risks specific to the CGU. The Company's weighted-average cost of capital is used as a starting point for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGUs operate.

        For value-in-use, recent cost levels are considered together with expected changes in costs that are compatible with the current condition of the business. The cash flow forecasts are based on best estimates of expected future revenues and costs, including the future cash costs of production, sustaining capital expenditure, closure, restoration and environmental clean-up.

        An impairment loss is recognized for any excess of carrying amount over the recoverable amount.

j.      Income taxes

        Tax expense comprises current and deferred tax. Current tax and deferred tax is recognized in the Statement of Earnings except to the extent that it relates to a business combination, or items recognized directly in equity or in other comprehensive income.

        Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

        Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is not recognized for:

  •
  temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss;

  •
  temporary differences related to investments in subsidiaries, associates and jointly controlled entities to the extent that the group is able to control the timing of the reversal of the temporary differences and it is probable that they will not reverse in the foreseeable future; and

  •
  taxable temporary differences arising on the initial recognition of goodwill.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

        The measurement of deferred tax reflects the tax consequences that would follow the manner in which the group Company, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

        Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, using tax rates enacted or substantively enacted at the reporting date.

        Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

        A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

k.     Provisions

        Provisions are recorded when a legal or constructive obligation exists as a result of past events where it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made. The amount recognized as a provision is the best estimate of the amount required to settle the present obligation estimated at the end of each reporting period, taking into account the risks and uncertainties surrounding the obligation. A provision is measured using the present value of cash flows estimated to settle the present obligation.

l.      Asset retirement and reclamation obligations

        Asset retirement and reclamation costs include the dismantling and demolition of infrastructure and the removal of residual materials and remediation of disturbed areas. Estimated asset retirement and reclamation costs are provided in the accounting period when the obligation arising from the related disturbance occurs based on the net present value of estimated future costs.

        Provision for asset retirement and reclamation costs recognized is estimated based on the risk-adjusted costs required to settle present obligations, discounted using a pre-tax risk-free discount rate consistent with the time period of expected cash flows.

        Asset retirement and reclamation obligations relating to operating mines and development projects are initially recorded with a corresponding increase to the carrying amounts of related mining properties. Changes to the obligations which may arise as a result of changes in discount rates and timing or amounts of the costs to be incurred are also accounted for as changes in the carrying amounts of related mining properties, except where a reduction in the obligation is greater than the amount capitalized, in which case the capitalized costs are reduced to nil and the remaining adjustment is included in production costs in the Statements of Earnings. Asset retirement and reclamation

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

obligations related to inactive and closed mines are included in production costs in the Statements of Earnings on initial recognition and subsequently when remeasured.

m.    Earnings per share

        Basic net earnings (loss) per share is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the year.

        Diluted net earnings (loss) per share is computed by dividing the net earnings (loss) applicable to common shares, after adjusting for the effect of performance share units as though they were accounted for as an equity instrument, by the weighted average number of common shares outstanding during the year, plus the effects of dilutive common share equivalents such as stock options and restricted share units. Diluted net earnings (loss) per share is calculated using the treasury method, where the exercise of stock options and restricted share units are assumed to be at the beginning of the period, the proceeds from the exercise of stock options and restricted share units and the amount of compensation expense measured but not yet recognized in income are assumed to be used to purchase common shares of the Company at the average market price during the period. The incremental number of common shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) is included in the denominator of the diluted earnings (loss) per share computation.

n.     Revenue recognition

        Revenue associated with the sale of gold is recognized when all significant risks and rewards of ownership are transferred to the customer and the amount of revenue can be measured reliably. Usually the transfer of risks and rewards associated with ownership occurs when the customer has taken delivery and the consideration is received, or to be received.

o.     Share-based compensation

        The Company has four share-based compensation plans: the Stock Option plan, Performance Share Unit plan, Deferred Share Unit plan, and Restricted Share Unit plan.

  i.      Stock Option plan

          Stock options are equity-settled share-based compensation awards. The fair value of stock options at the grant date is estimated using the Black-Scholes option pricing model. Compensation expense is recognized over the stock option vesting period based on the number of units estimated to vest. This expense is recognized as share-based compensation expense with a corresponding increase in contributed surplus. When options are exercised, the proceeds received by the Company, together with the amount in contributed surplus, are credited to common shares.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

  ii.    Performance Share Unit plan

          Units under Centerra's Performance Share Unit plan, performance share units can be granted to employees and officers of the Company. A performance share unit represents the right to receive the cash equivalent of a common share or, at the Company's option, a common share purchased on the open market. Performance share units are accounted for under the liability method using the Monte Carlo simulated option pricing model and vest 50% at the end of the year after grant and the remaining 50% the following year. Under this method, a portion of the fair value of the performance share units is recognized at each reporting period based on the pro-rated number of days the eligible employees are employed by the Company compared to the vesting period of each series granted. The cash paid to employees on exercise of these performance share units is recorded as a reduction of the accrued obligation. The Monte Carlo simulated option pricing model requires the use of subjective assumptions, including expected stock-price volatility, risk-free rate of return and forfeiture rate. Historical data is considered in setting the assumptions.

          The number of units that vest is determined by multiplying the number of units granted to the participant by the adjustment factor, which ranges from 0 to 2.0. Therefore, the number of units that will vest and be paid out may be higher or lower than the number of units originally granted to a participant. The adjustment factor is based on Centerra's total return performance (based on the preceding sixty-one trading days volume weighted average share price) relative to the S&P/TSX Global Gold Index Total Return Index Value during the applicable period. The fair value of the fully vested units is determined using the sixty-one trading days volume weighted average share price.

  iii.    Deferred Share Unit plan

          Centerra has a Deferred Share Unit plan for directors of the Company to receive all or a portion of their annual retainer as deferred share units. Deferred share units are settled in cash and are accounted for under the liability method. The deferred share units cannot be converted to shares by the unit holder or by the Company. The deferred share units vest immediately upon granting. A liability is recorded at grant date equal to the fair value of the deferred share units. The liability is adjusted to fair value at each reporting period and any resulting adjustment to the accrued obligation is recognized as an expense or, if negative, a recovery. The cash paid to eligible members of the Board of Directors on exercise of these deferred share units, being no later than December 31 of the calendar year immediately following the calendar year of termination of service, is recorded as a reduction of the accrued obligation.

  iv.    Restricted Share Unit plan

          Centerra has a Restricted Share Unit plan for non-executive directors and designated employees of the Company to receive all or a portion of their annual retainer and salaries as restricted share units. Restricted share units can be settled in cash or equity at the option of the holder (the plan reserves 1,000,000 shares for issuance). The restricted share units vest immediately

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

    upon grant and are redeemed on a date chosen by the participant (subject to certain restrictions as set out in the plan). The units granted are accounted for under the liability method whereby a liability is recorded at grant date equal to the fair value of the restricted share unit. The liability is adjusted to fair value at each reporting period and any resulting adjustment to the accrued obligation is recognized as an expense or, if negative, a recovery. The cash paid or common shares issued on exercise of these restricted share units is recorded as a reduction of the accrued obligation.

        When dividends are paid, each Performance Share Unit plan, Deferred Share Unit plan, and Restricted Share Unit plan participant is allocated additional units equal in value to the dividend paid per common share equal to the number of units held by the participant. For performance share units, the number of units issued is based on the sixty-one trading days volume weighted average share price on the date of the dividend.

p.     Financial instruments

Financial assets

        Financial assets are classified as either financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, or available-for-sale financial assets. The Company determines the classification of its financial assets at initial recognition. Where, as a result of a change in intention or ability, it is no longer appropriate to classify an investment as held-to-maturity, the investment is reclassified into the available-for-sale category.

  i.      Financial assets recorded at fair value through profit or loss

          Financial assets are classified at fair value if they are acquired for the purpose of selling in the near term. Gains or losses on these items are recognized in the Statement of Earnings.

          The Company's cash and cash equivalents, restricted cash, reclamation trust fund and short-term investments are classified as financial assets measured at fair value through profit or loss.

  ii.    Loans and receivables

          The Company's amounts receivable and long-term receivables are classified as loans and receivables. A provision is recorded when the estimated recoverable amount of the loan or receivable is lower than the carrying amount. The carrying values of amounts receivable and long-term receivables approximate their fair values.

Financial liabilities

        All financial liabilities are initially recognized at their fair value and designated upon inception as either financial liabilities measured at fair value through profit or loss or other financial liabilities.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Summary of significant accounting policies (Continued)

  i.      Financial liabilities at fair value through profit or loss

          Financial liabilities classified as fair value through profit or loss include financial liabilities designated as held-for-trading and financial liabilities designated upon initial recognition as a fair value through profit or loss financial liability. Fair value changes on financial liabilities classified as fair value through profit or loss are recognized in the Statements of Earnings. The Company's liability for share-based compensation is classified as financial liabilities at fair value through profit or loss.

          From time to time, the Company may utilize forward foreign exchange contracts to economically hedge certain anticipated cash flows. Furthermore, the Company may enter into "good until cancelled" contracts to sell gold at a specific price; these are short-term contracts that are normally closed before the end of the reporting date. These contracts are classified and accounted for as instruments held-for-trading because they have not been designated as hedges for accounting purpose. The contracts are recorded at fair value at the reporting date with the resulting gain or loss recognized in the Statements of Earnings.

  ii.    Other financial liabilities

          Borrowings and other financial liabilities, excluding derivative liabilities, are recognized initially at fair value, net of transaction costs incurred and are subsequently measured at amortized cost. Borrowings and other financial liabilities are classified as current liabilities unless the Company has an unconditional right to defer settlement of the liability for at least twelve months after the date of the Consolidated Statement of Financial Position ("Statement of Financial Position").

          The Company's trade creditors and accruals, dividend payable, revenue-based taxes payable and short-term debt are classified as other financial liabilities.

        Transaction costs associated with financial instruments, carried at fair value through profit or loss, are expensed as incurred, while transaction costs associated with all other financial instruments are included in the initial carrying amount of the asset or the liability.

4. Critical Accounting Estimates and Judgments

        The preparation of consolidated financial statements in accordance with IFRS requires management to make judgments, estimates and assumptions that affect the application of the Company's accounting policies, which are described in note 3, the reported amounts of assets and liabilities and disclosure of commitments and contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The determination of estimates requires the exercise of judgment based on various assumptions and other factors such as historical experience, current and expected economic conditions. Actual results could differ from those estimates.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

4. Critical Accounting Estimates and Judgments (Continued)

        Management's estimates and underlying assumptions are reviewed on an ongoing basis. Any changes or revisions to estimates and underlying assumptions are recognized in the period in which the estimates are revised and in any future periods affected.

        The key sources of estimation uncertainty and judgments used in the preparation of these consolidated financial statements that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities and earnings within the next financial year, are discussed below:

i.      Impairment of long-term assets and goodwill

        The Company considers both external and internal sources of information in assessing whether there are any indications that long-term assets and goodwill are impaired. External sources of information that the Company considers include changes in the market, economic and legal environment in which the Company operates that are not within its control and affect the recoverable amounts of long-term assets and goodwill. Internal sources of information that the Company considers include the manner in which long-term assets are being used or are expected to be used and indications of economic performance of the assets.

        For the purposes of determining whether an impairment of assets, including goodwill, has occurred, and the amount of any impairment or its reversal, management uses key assumptions in estimating the recoverable value of a CGU which is calculated as the higher of the CGU's value-in-use and FVLCD.

        Expected gold production levels, which comprise proven and probable reserves and an estimated recoverable amount of resources, are used to estimate expected future cash flows. Management also estimates future operating and capital costs based on the most recently approved life of mine plan. The discount rate applied is reviewed for each assessment. Changes in these estimates which decrease the estimated recoverable amount of the CGU could affect the carrying amounts of assets and result in an impairment charge.

        While management believes that estimates of future cash flows are reasonable, different assumptions regarding such cash flows could materially affect the recoverable amount of the CGU. See note 12 for additional information on the basis for management's estimates.

ii.     Inventories of stockpiled ore, in-circuit and gold doré

        Management makes estimates of recoverable quantities of gold in stockpiled ore, ore stacked on heap leach pads and in process to determine the average costs of finished goods sold during the period and the value of inventories in Statements of Financial Position. NRV tests are performed at each reporting period based on the estimated future sales price of the gold doré, based on prevailing gold prices, less estimated costs to complete production and bring the gold to selling condition.

        The recoverable quantity of ore on stockpiles is estimated based on tonnage added and removed from the stockpiles, the amount of contained gold ounces based on assay data, and the estimated

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

4. Critical Accounting Estimates and Judgments (Continued)

recovery percentage based on the historical recoveries obtained in the expected processing method. Stockpiled ore tonnage is verified by periodic surveys.

        Estimates of the recoverable gold on the leach pads are calculated from the quantities of ore placed on the pads based on tonnage added to the leach pads, the grade of ore placed on the leach pads based on assay data and a recovery percentage based on metallurgical testing and ore type.

        Although the quantities of recoverable metal are reconciled by comparing the grades of ore to the quantities of gold actually recovered, the nature of the process inherently limits the ability to precisely monitor recoverability levels. As a result, the metallurgical reconciliation process is constantly monitored and engineering estimates are refined based on actual results over time.

iii.   Asset retirement obligations

        Amounts recorded for asset retirement obligations and the related accretion expense require the use of estimates of the future costs the Company will incur to complete the reclamation and remediation work required to comply with existing laws and regulations at each mine site, as well as the timing of the reclamation activities and estimated discount rate. The Company assesses and revises its asset retirement obligations on an annual basis or when new material information becomes available. Actual costs incurred may differ from those amounts estimated. Also, future changes to environmental laws and regulations could increase the extent of reclamation and remediation work required to be performed by the Company. Increases in future costs could materially impact the amounts charged to operations for reclamation and remediation. The provision represents management's best estimate of the present value of the future reclamation and remediation costs.

        A change in any or a combination of the key assumptions used to determine the provisions could have a material impact on the carrying value of the provisions (note 17). Changes to the estimated future reclamation costs for operating sites are recognized in the Statement of Financial Position by adjusting both the retirement asset and provision, and will impact earnings as these amounts are depleted and accreted over the life of the mine.

iv.    Deferred income taxes

        The Company operates in a number of tax jurisdictions and is therefore required to estimate its income taxes in each of these tax jurisdictions in preparing its financial statements. In calculating the income taxes, the Company considers factors such as tax rates in the different jurisdictions, non-deductible expenses, changes in tax law, and management's expectations of future results. The Company estimates deferred income taxes based on temporary differences between the income and losses reported in its financial statements and its taxable income and losses as determined under the applicable tax laws. The tax effects of these temporary differences are recorded as deferred tax assets or liabilities in the financial statements.

        The Company does not recognize deferred tax assets where management does not expect such assets to be realized based upon current forecasts. In the event that actual results differ from these estimates, adjustments are made in future periods in these estimates, and changes in the amount of the

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

4. Critical Accounting Estimates and Judgments (Continued)

deferred tax assets recognized may be required, which could materially impact the financial position and the income for the period.

v.      Share-based compensation

        Cash-settled share-based payments are measured at fair value at each reporting period, while equity-settled share-based payments are measured at grant date. The fair value determined using the Black-Scholes option pricing model or Monte Carlo simulation model, is based on significant assumptions such as volatility, expected life, expected dividends, risk-free interest rate and expected forfeiture rates. The expected life used in the model has been adjusted, based on management's best estimate, for the effects of non-transferability of the instruments and employees' performance.

        A change in any or a combination of the key assumptions used to determine the fair value of the issued share-based compensation at grant date and at the reporting date, could have a material impact on the share-based compensation expense and the carrying value of the share-based compensation liabilities.

vi.    Depreciation, depletion and amortization of property plant and equipment

        All mining assets (except for mobile equipment) are depleted using the units-of-production method where the mine operating plan calls for production from well-defined ore reserves over proven and probable reserves. For mobile and other equipment, the straight-line method is applied over the estimated useful life of the asset which does not exceed the estimated mine life based on proven and probable ore reserves as the useful lives of these assets are considered to be limited to the life of the relevant mine.

        The calculation of the units-of-production rate of depleted could be impacted to the extent that actual production in the future is different from current forecast production based on proven and probable ore reserves. This would generally arise when there are significant changes in any of the factors or assumptions used in estimating ore reserves.

        Changes to these estimates, which can be significant, could be caused by a variety of factors, including future production differing from current forecasts, expansion of mineral reserves through exploration activities, differences between estimated and actual costs of mining and other factors impacting mineral reserves or the expected life of the mining operation.

vii.   Mineral reserve and resources estimation

        The Company estimates its ore reserves and mineral resources based on information compiled by qualified persons as defined in accordance with the National Instrument 43-101, Standards of Disclosure for Mineral Projects. The estimation of ore reserves requires judgment to interpret available geological data, select an appropriate mining method and establish an extraction schedule. It also requires assumptions about future commodity prices, exchange rates, production costs, recovery rates and discount rates and, in some instances, the renewal of mining licenses. There are numerous uncertainties inherent in estimating ore reserves and assumptions that are valid at the time of estimation and may

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

4. Critical Accounting Estimates and Judgments (Continued)

change significantly when new information becomes available. New geological data as well as changes in the above assumptions may change the economic status of reserves and may, ultimately, result in the reserves being revised.

        Estimates of mineral reserves and resources impact the following items in the financial statements:

  •
  Useful lives of assets depreciated on a straight-line basis, where those lives are limited to the life of the mine

  •
  Depreciation and depletion of assets using the units-of-production method

  •
  Estimate of recoverable value of CGUs

  •
  Estimated timing of reclamation activities

  •
  Expected future economic benefit of expenditures, including stripping and development activities

vii.   Litigation and contingency

        On an ongoing basis the Company is subject to various claims and other legal disputes described in note 26, the outcomes of which cannot be assessed with a high degree of certainty. A liability is recognized where, based on the Company's legal views and advice, it is considered probable that an outflow of resources will be required to settle a present obligation that can be measured reliably.

        By their nature, these contingencies will only be resolved when one or more future events occur or fail to occur. The assessment of such contingencies inherently involves the exercise of significant judgment of the potential outcome of future events. Disclosure of other contingent liabilities is made unless the possibility that a loss may occur is considered remote.

5. Changes in accounting policies

Recently issued but not adopted accounting guidance are as follows:

        In May 2014, the IASB issued amendments to IFRS 11, Joint Arrangements ("IFRS 11"), to clarify that the acquirer of an interest in a joint operation in which the activity constitutes a business is required to apply all of the principles of business combinations accounting in IFRS 3, Business Combinations. Prospective application of this interpretation is effective for annual periods beginning on or after January 1, 2016, with earlier application permitted. The Company has assessed the impact of adopting these amendments and determined it will not have a material impact on the Company's consolidated financial statements upon adoption.

        In May 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers ("IFRS 15"). IFRS 15 establishes principles for reporting the nature, amount, timing, and uncertainty of revenue and cash flows arising from an entity's contract with customers. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. The Company is currently assessing the impact of adopting this standard on its consolidated financial statements.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

5. Changes in accounting policies (Continued)

        IFRS 9, Financial Instruments ("IFRS 9") was issued by the IASB in July 2014. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. IFRS 9 provides a revised model for recognition, measurement and impairment of financial instruments. IFRS 9 also includes a substantially reformed approach to hedge accounting. The Company has not adopted IFRS 9 in its financial statements for the current period, but will continue to monitor and evaluate the impact of any required changes to its consolidated financial statements based on the characteristics of its financial instruments at the date of adoption.

        In December 2014, the IASB issued amendments to IAS 1, Presentation of Financial Statements ("IAS 1"), to clarify materiality, order of notes to financial statements, disclosure of accounting policies as well as aggregation and disaggregation of items presented in the statement of financial position, statement of income and statement of comprehensive income. These amendments shall be applied to fiscal years beginning on or after January 1, 2016, with earlier application permitted. The Company will adopt the required amendments to IAS 1 in its consolidated financial statements for the year ended December 31, 2016.

        In January 2016, the IASB issued IFRS 16, Leases ("IFRS 16"). This standard is effective for annual periods beginning on or after January 1, 2019, and permits early adoption, provided IFRS 15, has been applied, or is applied at the same date as IFRS 16. IFRS 16 requires lessees to recognize assets and liabilities for most leases. The Company is in the process of determining the impact of IFRS 16 on its consolidated financial statements.

6. Formation of 50/50 partnership with Premier Gold Mines Ltd.

        On March 9, 2015 the Company formed a 50/50 partnership with Premier Gold Mines Hardrock Inc., a subsidiary of Premier Gold Mines Limited ("Premier"). The purpose of the partnership is the development of the Greenstone Gold Property, including the Hardrock Gold Project located in the Geraldton-Beardmore Greenstone belt in Ontario, Canada. Effective July 20, 2015, the name of the partnership was changed from TCP Limited Partnership Corporation to Greenstone Partnership.

        The Company made an initial cash contribution to the Greenstone Partnership in the amount of $67.4 million (Cdn$85 million) for its 50% limited partner interest. Premier contributed all property, assets and rights it held in respect of the Greenstone Gold Property and the right to capital distributions (as described below), in consideration for its 50% interest in the partnership. In accordance with their contractual arrangements with the Company, Greenstone Partnership subsequently distributed Cdn$85 million to Premier as a capital distribution.

        As part of the implementation agreement, an additional contribution of up to Cdn$30 million was payable to the Greenstone Partnership by the Company, contingent on the results of an updated mineral resources study. Upon completion of this mineral resources study in September 2015, the Company contributed $8.3 million (Cdn$11 million) to the Greenstone Partnership. Consistent with the initial contribution and implementation agreement, the Greenstone Partnership subsequently distributed the Cdn$11 million to Premier.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

6. Formation of 50/50 partnership with Premier Gold Mines Ltd. (Continued)

        The Company also agreed to commit up to an additional Cdn$185 million to fund the Greenstone Project, subject to certain feasibility study results and project advancement criteria, after which both partners will contribute on a 50/50 basis. The Company and Premier have formed a joint board of directors to oversee future exploration, development and operations by the partnership.

        As the Company and Premier have rights to the assets and obligations for the liabilities of the Greenstone Partnership, the partnership was determined to be a joint operation under IFRS 11. The Company has recorded in its Statements of Financial Position and Statements of Earnings its interest in the assets, liabilities, revenues and expenses of the partnership in accordance with the Company's rights and obligations prescribed by the terms of the implementation agreement. For the year ended December 31, 2015 the Company recognized, in accordance with its accounting policy, its 50% interest and the 50% share paid on behalf of Premier in the project spending totalling $17.3 million. Transaction costs of $1.4 million associated with the acquisition were reflected as business development expenses in the Statement of Earnings for the year ended December 31, 2015 (note 21).

7. Restricted cash

	2015	2014
Dividend trust account(a)	$9,366	$12,437
Öksüt Project(b)	623	—

Total	$9,989	$12,437

(a)
The Company's dividend trust account relates to dividends payable to Kyrgyzaltyn JSC ("Kyrgyzaltyn"), a state-owned company that operates a refinery in the Kyrgyz Republic, which are held in trust as a result of various court proceedings (note 26—"Corporate").

  As a result of a court decision in September 2015, Centerra released Cdn$13.4 million to Kyrgyzaltyn (equivalent of $10.1 million), representing dividends held in trust and interest earned on these funds of Cdn$0.3 million. In October 2015, Centerra received an Ontario court order resulting from an action taken against the Kyrgyz Republic, which once again restricted Centerra from paying future dividends to Kyrgyzaltyn (note 26—the "Enforcement Notice by Entes"). The order does not set a cap for the dividends to be held in trust, and accordingly all future dividends will be held in trust going forward.

  As at December 31, 2015, dividends held in trust totalled $9.4 million (Cdn$13.0 million). This balance included $0.1 million of interest earned on the funds while in the trust account. At December 31, 2014, dividends held in trust totalled $12.4 million (Cdn$14.2 million), including $0.1 million of interest.

(b)
In 2015, OMAS signed an agreement with a supplier to provide electrical power to the Öksüt Project. As part of the agreement, the Company was required to deposit $0.6 million in a restricted bank account, which the supplier has the right to claim in the event of a breach of contract by OMAS.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

8. Amounts receivable

	2015	2014
Gold sales receivable from related party (note 27)	$25,725	$62,143
Other receivables	3,056	4,071

	$28,781	$66,214

        The aging of the gross amounts receivable at each reporting date was as follows:

	2015	2014
Less than one month	$26,481	$63,372
One to three months	860	—
Three to six months	302	1,044
Over six months	1,138	1,798

	$28,781	$66,214

        The Company has not recorded any allowance for credit losses for the periods presented.

9. Inventories

	2015	2014
Stockpiles of ore	$144,758	$200,751
Gold in-circuit	23,155	24,725
Heap leach in circuit	226	3,393
Gold doré	5,632	5,512

	173,771	234,381
Supplies	173,240	174,018

Total Inventories (net of provisions)	347,011	408,399
Less: Long-term inventory (heap leach gold inventories—note 13)	—	(349)

Total Inventories—current portion	$347,011	$408,050

        The amount of inventories recognized as an expense during the year ended December 31, 2015, was $356.5 million (year ended December 31, 2014—$500.7 million) and is included in cost of sales. As at December 31, 2015, the net realizable value of gold inventories (stockpiles) was below carrying value, resulting in a $27.2 million write-down of inventory (December 31, 2014—no write-down was charged to cost of sales).

        The provision for mine supplies obsolescence was increased at December 31, 2015 by $1.7 million totalling $6.9 million (December 31, 2014—increase of $1.3 million, totalling $5.1 million). The increase

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

9. Inventories (Continued)

in the provision was charged to cost of sales, as disclosed in note 18. The table below summarizes inventories adjusted for the provision for obsolescence:

	2015	2014
Total Inventories	$353,878	$413,537
Less: Provisions for supplies obsolescence	(6,867)	(5,138)

Total Inventories (net of provisions)	347,011	408,399
Less: Long-term inventory (heap leach stockpiles)	—	(349)

Total Inventories—current portion	$347,011	$408,050

10. Prepaid expenses

	2015	2014
Insurance	$4,261	$4,734
Rent	195	369
Deposits for consumable supplies	4,657	5,355
Advances for project development	1,453	—
Other	2,314	2,430

Total	$12,880	$12,888

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

11. Property, plant and equipment

        The following is a summary of the carrying value of property, plant and equipment ("PP&E"):

	Buildings, Plant and Equipment	Mineral Properties	Capitalized Stripping Costs	Mobile Equipment	Construction In Progress	Total
Cost
January 1, 2014	$392,437	$196,939	$646,536	$465,361	$51,879	$1,753,152
Additions	146	7,325	261,078	31	89,935	358,515
Disposals	(3,070)	—	—	(53,371)	—	(56,441)
Reclassification	18,359	4,667	—	46,197	(69,223)	—

Balance December 31, 2014	$407,872	$208,931	$907,614	$458,218	$72,591	$2,055,226
Additions	687	14,958	210,553	57	72,150	298,405
Acquisition of interest in Greenstone Partnership (note 6)	65	75,653	—	—	—	75,718
Disposals	(14,544)	(11,652)	—	(44,272)	(200)	(70,668)
Reclassification	51,900	1,767	—	41,066	(94,733)	—

Balance December 31, 2015	$445,980	$289,657	$1,118,167	$455,069	$49,808	$2,358,681

Accumulated depreciation
January 1, 2014	$247,110	$147,648	$550,147	$269,177	$—	$1,214,082
Charge for the year	17,665	9,172	245,639	99,269	—	371,745
Disposals	(2,536)	—	—	(52,764)	—	(55,300)

Balance December 31, 2014	$262,239	$156,820	$795,786	$315,682	$—	$1,530,527
Charge for the year	16,661	8,052	109,437	69,684	—	203,834
Disposals	(12,852)	(11,648)	—	(44,196)	—	(68,696)

Balance December 31, 2015	$266,048	$153,224	$905,223	$341,170	$—	$1,665,665

Net book value
Balance December 31, 2014	$145,633	$52,111	$111,828	$142,536	$72,591	$524,699

Balance December 31, 2015	$179,932	$136,433	$212,944	$113,899	$49,808	$693,016

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

11. Property, plant and equipment (Continued)

        The following is an analysis of the depreciation, depletion and amortization charge recorded in the Statements of Financial Position and Statements of Earnings:

	2015	2014
Amount recorded in cost of sales (note 18)	$203,598	$282,603
Amount recorded in corporate administration (note 22)	454	372
Amount recorded in standby costs	1,338	1,306

Total included in Statement of Earnings	205,390	284,281
Inventories movement (note 31(a))	(52,693)	13,717
Amount capitalized in PP&E	51,137	73,747

Depreciation, depletion and amortization charge for the year	$203,834	$371,745

12. Goodwill

        The Company has two CGUs, one in the Kyrgyz Republic and one in Mongolia, of which only the Kyrgyz Republic CGU has been allocated goodwill. The carrying value of goodwill for the Kyrgyz Republic, prior to the September 1, 2015 impairment test (discussed below), was $18.7 million. In the third quarter of 2015, an impairment charge of $18.7 million was recognized in the Statements of Earnings.

Impairment testing:

        The net asset value ("NAV") of the Kyrgyz Republic CGU is determined based on a discounted cash flow analysis and the recoverable amount is determined using a market multiple of the NAV as public gold companies typically trade at a market capitalization that is based on a multiple of their underlying NAV.

        As an industry participant would consider future resources, including any expansion projects over the life-of-mine ("LOM") in determining fair value, the Company has also included the fair value of known resources in the recoverable value, based on an estimated amount per ounce of resources that an arm's length party would be willing to pay based on comparable market transactions. As part of the Company's annual reserve estimation process, each CGU updates its LOM plan, which optimizes the production of its proven and probable reserves. The resulting valuation model includes the cash flows management expects to generate over the mine's life, using various business and economic assumptions.

        In accordance with its accounting policy (note 3), the Company reviews and tests the carrying amounts of goodwill on September 1 of each year and when an indicator of impairment is considered to exist.

Impairment test—December 31, 2014

        At December 31, 2014, the Company determined that the reserve reduction at the Kumtor mine was an indicator of impairment, which resulted in an impairment test and subsequent goodwill write-down of $111.0 million

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

12. Goodwill (Continued)

Impairment test—September 1, 2015

        The annual discounted cash flow analysis conducted on September 1, 2015 concluded that the recoverable amount of the Kyrgyz Republic CGU using the latest LOM model was $815.0 million, which was lower than the carrying value of $833.7 million. This resulted in an impairment charge of $18.7 million.

        Key assumptions used in the discounted cash flow model and for calculating the Kyrgyz Republic CGU recoverable amount used in the annual tests on September 1, 2015 and 2014 and the December 31, 2014 test were as follows:

	September 1, 2015		December 31, 2014	September 1, 2014
Gold price:
2014	$—		$—	$1,250	(a)
2015	$1,150	(a)	$1,225	$1,254
2016	$1,172		$1,250	$1,307
2017	$1,180		$1,275	$1,242
2018	$1,191		$1,225	$1,162
2019	$1,206		$1,300	$1,308
2020	$1,230		$1,300	$1,308
2021 and onwards	$1,242		$1,300	$1,308
Discount rate	11.9%		11.6%	10.3%
Reserves—contained ounces	5.6 million		6.1 million	7.9 million
Resources—contained ounces	4.6 million		4.6 million	5.6 million
Life of mine	2026		2026	2027

(a)
From September 1 onwards

  Gold prices

        Management estimated gold prices through the analysis of gold forward prices and by considering the average of the most recent market commodity price forecasts consensus from a number of recognized financial analysts.

  Resources

        For the impairment tests, a fair value of $25 per ounce was included for contained ounces of resources based on comparable historic market transactions.

  Production

        Management determined its planned production profile and total life of mine production based on its development activity and its mine and processing plans for each period the impairment test was performed.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

12. Goodwill (Continued)

  Discount rate

        A real after tax discount rate was based on the Company's estimated weighted-average cost of capital adjusted for the risks associated with the Kyrgyz Republic CGU cash flow.

  Life of mine

        The life of mine represents the final year of processing of reserves as is contemplated in the life of mine plan.

        The FVLCD determined from the discounted cash flow analysis is categorized as a non-recurring level 3 hierarchy in accordance with IFRS 13, Fair Value Measurement.

13. Other assets

	2015	2014
Reclamation trust fund (note 17)	$18,909	$15,951
Long term receivables	1,509	1,607
Long term inventories (note 9)	—	349
Other assets	6,263	6,165

Total	$26,681	$24,072

14. Accounts payable and accrued liabilities

	2015	2014
Trade creditors and accruals	$65,765	$36,844
Liability for share-based compensation	9,527	9,039

Total	$75,292	$45,883

15. Short-term debt

        In 2010, the Company entered into a credit agreement with the European Bank for Reconstruction and Development ("EBRD") which provides for a $150 million revolving credit facility (the "EBRD Facility").

        As at December 31, 2015, the Company had $76 million outstanding under the EBRD Facility for repayment in February 2016. On February 12, 2016, the Company entered into a new five-year $150 million revolving credit facility with EBRD. The interest rate is LIBOR plus 3%. The $76 million drawn amount under the previous EBRD Facility was subsequently redrawn under the new EBRD Facility on February 17, 2016 and is due to be repaid on August 17, 2016 or, at the Company's discretion, repayment of the loaned funds may be extended until 2021. The right to draw in excess of $100 million of the new EBRD Facility is subject to the satisfaction of a specified condition precedent.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

15. Short-term debt (Continued)

        The terms of the credit facility requires the Company to pledge certain assets as security and maintain compliance with specified covenants, including financial covenants. As at December 31, 2015 and 2014, the Company was in compliance will these financial covenant requirements.

        The undrawn amount and terms of the outstanding credit facilities as at December 31, 2015 and 2014 were the following:

EBRD Facility	2015	2014
Undrawn amount of the facility	$74,000	$74,000
Interest rate—six month LIBOR plus(1)	2.9%	2.9%
Commitment (standby) fee(2)	0.5%	0.5%
Net book value of pledged mobile equipment	$136,502	$162,300

(1)
Interest is payable at the end of the term.

(2)
When less than 50% of the EBRD Facility amount is drawn, 0.75% is applied to the undrawn portion of the EBRD Facility, when more than 50% is drawn the fee is 0.50%.

16. Taxes

a.     Revenue based taxes—Kumtor

        Kumtor pays taxes on revenue, at a rate of 13% of gross revenue, with an additional contribution of 1% of gross revenue payable to the Issyk-Kul Oblast Development Fund.

        During the year ended December 31, 2015, the 13% revenue-based tax expense recorded by Kumtor was $78.6 million (year ended December 31, 2014—$90.3 million), while the Issyk-Kul Oblast Development Fund contribution of 1% of gross revenue totalled $6 million (year ended December 31, 2014—$6.9 million). As at December 31, 2015, $9.2 million of revenue-based tax was payable to the Kyrgyz Government (December 31, 2014—$24.6 million).

        During the year ended December 31, 2014, the remaining $10 million principal amount outstanding under an interest-free advance to the Kyrgyz Government as part of a tax advance agreement with Kumtor was applied against revenue-based taxes payable during 2014. In May 2012, a tax advance agreement was signed by Kumtor and the Kyrgyz Republic and $30 million of future revenue-based taxes were advanced to the Government.

b.     Income tax expense

	2015	2014
Current tax	$191	$2,876
Deferred tax	258	(299)

Total Income Tax Expense	$449	$2,577

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

16. Taxes (Continued)

        No entities, other than those in the Mongolian segment, recorded an income tax expense during the years ended December 31, 2015 and December 31, 2014.

        A reconciliation between income tax expense and the product of accounting profit multiplied by the Company's weighted average tax rate applicable to profits of the consolidated entities is provided below:

	2015	2014
Earnings (loss) before income tax	$42,078	$(41,532)
Income tax expense (recovery) calculated at Canadian tax rates
if applicable to earnings (loss) in the respective countries	11,151	(11,006)
Income tax effects of:
Difference between Canadian tax rate and rates applicable to subsidiaries in other countries(a)	(30,872)	(3,229)
Change in unrecognized deductible temporary differences	(3,195)	13,088
Impact of foreign currency movements	1,768	1,837
Non-deductible employee costs	692	742
Other non-deductible expenses or non-taxable items	20,905	1,145

	$449	$2,577

(a)
The balance for the year ended December 31, 2015 reflects no tax impact on the $18.7 million Kumtor goodwill impairment charge (year ended December 31, 2014—$111.0 million) and $27.2 million Kumtor inventory impairment charge (year ended December 31, 2014—nil).

c.     Deferred income tax

        The following are significant components of deferred income tax assets and liabilities:

	2015	2014
Deferred income tax assets:
Provisions—asset retirement obligation and other	$8,508	$7,822

Total deferred tax assets	$8,508	$7,822

Deferred income tax liabilities:
Cash and cash equivalents	$(3,760)	$(3,062)
Short-term investments	(930)	(930)
Property plant and equipment	(6,342)	(6,096)

Total deferred tax liabilities	$(11,032)	$(10,088)

Net deferred tax liabilities	$(2,524)	$(2,266)

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

16. Taxes (Continued)

        The Company has not recognized the following deferred income tax assets:

	Tax losses income	Tax losses capital	Exploration	Non Deductible Reserves	Other	Total
December 31, 2015
Expiring within one to five years	$18,409	$—	$—	$—	$—	$18,409
Expiring after five years	132,691	—	—	—	—	132,691
No expiry date	296	28,446	48,547	—	7,765	85,054

	$151,396	$28,446	$48,547	$—	$7,765	$236,154

December 31, 2014
Expiring within one to five years	$29,603	$—	$—	$—	$—	$29,603
Expiring after five years	221,654	—	—	—	—	221,654
No expiry date	323	30,355	34,987	—	6,846	72,511

	$251,580	$30,355	$34,987	$—	$6,846	$323,768

        At December 31, 2015, no deferred tax liabilities have been recognized in respect of the aggregate amount of $820 million (2014—$747.0 million) of taxable temporary differences associated with investments in subsidiaries. The Company controls the timing and circumstances of the reversal of these differences, and the differences are not anticipated to reverse in the foreseeable future.

d.
Taxes payable

	2015	2014
Other taxes payable	$1,502	$1,246
Income taxes (receivable) payable	(216)	269

Total taxes payable	$1,286	$1,515

17. Provision for reclamation

	2015	2014
Kumtor gold mine	$40,861	$41,211
Boroo gold mine	23,519	24,903
Gatsuurt Project	1,769	1,802

Total provision for reclamation	66,149	67,916
Less: current portion	(1,062)	(2,598)

	$65,087	$65,318

        Centerra's estimates of future asset retirement obligations are based on standards that meet reclamation regulatory requirements. The Company estimates its total undiscounted future decommissioning and reclamation costs at December 31, 2015 to be $84.2 million (December 31,

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

17. Provision for reclamation (Continued)

2014—$87.5 million). The carrying amount of the asset retirement obligations is based on the following key assumptions:

  •
  Expected timing of payment of the cash flows is based on the life of mine plans;

  •
  Ongoing reclamation spending continues at Boroo, while at Gatsuurt and Kumtor reclamation is expected to start in 2025 and 2026, respectively;

  •
  Risk-free discount rates of 2.31% at Kumtor, 2.35% at Boroo and 2.31% at Gatsuurt as at December 31, 2015 (December 31, 2014—2.23% at Kumtor, 2.26% at Boroo, and 2.23% at Gatsuurt).

        As at December 31, 2015, revisions in the estimated timing and risk-free discount rates resulted in a decrease in the reclamation provisions of $1.3 million, $0.9 million and $0.1 million at Kumtor, Boroo and Gatsuurt, respectively.

        The Company is scheduled to update the Kumtor conceptual closure plan in 2016. The last regularly scheduled update to the closure cost update was completed in 2013. The Company completed its regularly scheduled update to its closure costs estimates at Boroo and Gatsuurt in 2014, which included development work already completed at the Gatsuurt site.

        The following is a reconciliation of the provision for reclamation liability balance:

	2015	2014
Balance at January 1	$67,916	$60,020
Liabilities paid	(1,004)	(1,085)
Change in estimates(a)	(2,285)	7,324
Accretion expense (note 24)	1,522	1,657

Total provision for reclamation	66,149	67,916
Less: current portion	(1,062)	(2,598)

Balance at December 31	$65,087	$65,318

(a)
In the year ended December 31, 2015, $0.9 million relating to the change in estimates of the reclamation liability was recognized directly in the Statement of Earnings (December 31, 2014—nil).

        In 1998, a Reclamation Trust Fund was established to cover the future costs of reclamation, net of salvage values, at the Kumtor gold mine. This restricted cash is funded based on the estimated yearly production, annually in arrears, over the life of the mine. On December 31, 2015, this fund had a balance of $18.9 million (December 31, 2014—$16.0 million)—note 13.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

18. Cost of sales

	2015	2014
Operating costs:
Salaries and benefits	$59,435	$75,126
Consumables	93,856	133,541
Third party services	3,761	4,734
Other operating costs	10,160	16,969
Royalties, levies and production taxes	874	2,193
Changes in inventories	(15,223)	(13,843)

	152,863	218,720
Supplies inventory obsolescence charge (note 9)	1,729	1,254
Inventory impairment (note 9)	27,216	—
Provision for reclamation adjustment (note 17)	(947)	—
Depreciation, depletion and amortization	203,598	282,603

	$384,459	$502,577

19. Other operating expenses

	2015	2014
Social development contributions	$2,549	$5,385
Sundry income(a)	(818)	(1,912)
Gatsuurt Project care and maintenance	139	359

	$1,870	$3,832

(a)
In late 2014, the Company was engaged by a third party to process its ore in the Boroo mill. This processing arrangement was completed in January 2015 and the Company received $0.8 million as final payment on the contract ($1.9 million was received in 2014). The funds received under this contract represent the Company's share of the net proceeds from the sale of gold bullion and the recovery of processing costs.

20. Pre-development project costs

	2015	2014
Greenstone Gold Property (note 6)	$9,310	$—
Öksüt Gold Project	3,942	6,022

	$13,252	$6,022

        On July 28, 2015, the Board of Directors of the Company made the decision to develop the Öksüt Gold Project. In accordance with the Company's accounting policies, costs incurred subsequent to this date, associated with the development of the project, are capitalized. In the year ended December 31,

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

20. Pre-development project costs (Continued)

2015, the Company capitalized Öksüt Gold Project development costs of $5.4 million as "Construction in Progress", part of PP&E (note 11).

21. Exploration and business development

	2015	2014
Exploration:
Advanced projects	$629	$5,489
Generative exploration and other projects	5,590	7,533
Exploration administration	2,193	1,734

Total exploration	8,412	14,756
Business development	2,207	968

	$10,619	$15,724

22. Corporate administration

	2015	2014
Administration and office costs	$3,458	$5,249
Professional fees	7,710	5,168
Salaries and benefits	13,131	14,675
Share-based compensation	11,028	9,295
Depreciation and amortization	454	372

	$35,781	$34,759

23. Other expenses, net

	2015	2014
Interest income	$(1,428)	$(1,030)
Loss on disposal of assets	1,905	1,158
Bank charges	38	55
Foreign exchange loss	6,073	2,761
Miscellaneous income(a)	(3,213)	(1,760)

	$3,375	$1,184

(a)
Miscellaneous income in 2015 includes proceeds of $2.7 million from an insurance claim at Kumtor ($1.8 million in year ended December 31, 2014).

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

24. Finance costs

	2015	2014
Revolving credit facility:
Financing costs	$66	$418
Interest expense	2,463	2,499
Commitment fees and other revolving credit facility costs	375	388
Accretion expense (note 17)	1,522	1,657

	$4,426	$4,962

25. Shareholders' equity

a.     Share capital

        Centerra is authorized to issue an unlimited number of common shares, class A non-voting shares and preference shares with no par value.

        In December 2015, the Company finalized the purchase of a 1% net smelter royalty related to the Öksüt production from Stratex International PLC ("Stratex") through the issuance of 962,542 shares, representing a value of $4.9 million. The Company had initially granted the royalty as part of the purchase from Stratex of the final 30% interest in the Öksüt Project in December 2012 and finalized the agreement in January 2013.

b.     Earnings (loss) per share

        Basic and diluted earnings (loss) per share computation:

	2015	2014
Net earnings (loss) for the purposes of diluted earnings (loss) per share	$41,629	$(44,109)

(Thousands of common shares)
Basic weighted average number of common shares outstanding	236,592	236,396
Effect of potentially dilutive securities:
Stock options	359	—

Diluted weighted average number of common shares outstanding	236,951	236,396

Basic earnings (loss) per common share	$0.18	$(0.19)

Diluted earnings (loss) per common share	$0.18	$(0.19)

        For the year ended December 31, 2015, certain potentially dilutive securities, including stock options and restricted share units, were excluded from the calculation of diluted earnings per share due to the exercise prices being greater than the average market price of the Company's ordinary shares for the period. For the year ended December 31, 2014, all potentially dilutive securities were excluded

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

25. Shareholders' equity (Continued)

from the calculation of loss per share as they would have been anti-dilutive as a result of the net loss recorded for the year.

        Potentially dilutive securities are summarized below:

(Thousands of units)	2015	2014
Stock options	1,924	3,720
Restricted share units	218	239

	2,142	3,959

c.     Dividends

        Dividends are declared and paid in Canadian dollars. At December 31, 2015, accrued dividends, in United States Dollars, payable to Kyrgyzaltyn were $9.3 million (December 31, 2014—$12.3 million) (note 27). The details of dividends declared in 2015 and 2014 are as follows:

	2015	2014
Dividends declared (U.S. dollars)	$29,389	$34,095

Dividends declared (Cdn$ per share amount)	$0.16	$0.16

d.     Share-based compensation

        The impact of share-based compensation as of and for the years ended December 31, 2015 and 2014 is summarized as follows:

	Number outstanding	Expense/ (Income)		Liability
				Dec 31, 2015	Dec 31, 2014
(Millions of U.S. dollars except as indicated)	Dec 31, 2015	2015	2014
(i) Stock options	4,793,592	$2.6	$2.5	$—	$—
(ii) Performance share units	2,177,233	8.9	7.2	8.0	7.1
(iii) Deferred share units	205,645	0.1	0.4	1.0	0.9
(iv) Restricted share units	107,291	0.8	1.2	0.5	1.1

		$12.4	$11.3	$9.5	$9.1

(i)    Stock options

        Under the Company's Stock Option plan, options to purchase common shares of the Company may be granted to officers and employees. The exercise price of options granted under this plan is not less than the weighted average common share price for the five trading days prior to the date of grant. Options granted vest over three years and expire after eight years from the date granted.

        A maximum of 18,000,000 common shares are available for issuance upon the exercise of options granted under the plan. Certain restrictions on grants apply, including that the maximum number of shares that may be granted to any individual within a 12-month period cannot exceed 5% of the outstanding common shares.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

25. Shareholders' equity (Continued)

(ii)   Stock options

        Under the Company's Stock Option plan, options to purchase common shares of the Company may be granted to officers and employees. The exercise price of options granted under this plan is not less than the weighted average common share price for the five trading days prior to the date of grant. Options granted vest over three years and expire after eight years from the date granted.

        A maximum of 18,000,000 common shares are available for issuance upon the exercise of options granted under the plan. Certain restrictions on grants apply, including that the maximum number of shares that may be granted to any individual within a 12-month period cannot exceed 5% of the outstanding common shares.

        Centerra's stock options transactions during the year were as follows:

	2015		2014
	Number of Options	Weighted Average Exercise Price (Cdn$)	Number of Options	Weighted Average Exercise Price (Cdn$)
Balance, January 1	3,868,334	$8.21	2,511,500	$10.04
Granted	1,572,592	6.10	1,474,762	5.07
Forfeited	(185,639)	(9.03)	(117,928)	(7.69)
Exercised(a)	(461,695)	(5.47)	—	—

Balance, December 31	4,793,592	$7.75	3,868,334	$8.21

(a)
The weighted average market price of shares issued for options exercised in the year-ended December 31, 2015 was Cdn$7.53.

        The Black-Scholes model was used to estimate the fair value of stock options. The following assumptions were used for the options issued in the years ended December 31, 2015 and 2014:

Grant Date	Number of Options	Grant Price (Cdn$)	Expected Life	Share price Volatility(i)	Dividend Yield	Risk free rate	Fair value Price (Cdn$)
March 3, 2015	1,462,840	6.05	3 years	73.69%	2.51%	0.59%	2.47
March 5, 2015	50,000	6.03	1 year	73.46%	2.51%	0.62%	2.14
May 12, 2015	7,131	6.73	3 years	72.90%	2.18%	0.83%	2.34
November 6, 2015	52,621	7.33	3 years	67.67%	2.20%	0.76%	2.74

	1,572,592	6.10	3 years	73.48%	2.50%	0.60%	2.47

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

25. Shareholders' equity (Continued)

Grant date	Number of Options	Grant Price (Cdn$)	Expected Life	Share Price Volatility(i)	Dividend Yield	Risk free rate	Fair value Price (Cdn$)
March 3, 2014	1,391,907	5.04	3 years	72.89%	2.88%	1.25%	2.21
March 17, 2014	63,086	5.62	3 years	72.93%	2.88%	1.29%	2.14
May 16, 2014	19,769	5.21	3 years	72.61%	2.37%	1.23%	2.09

	1,474,762	5.07	3 years	72.89%	2.87	1.25	2.21

(i)
Expected volatility is measured as the annualized daily standard deviation of share price returns, based on the historical movement in the price of the Company's common shares.

        The terms of the options outstanding at December 31, 2015 are as follows:

Award Date	Award Price (Cdn$)	Expiry Date	Number of Options Outstanding	Number of Options Vested
18-Mar-08	$14.29	18-Mar-16	38,030	38,030
17-Feb-09	$4.81	17-Feb-17	146,490	146,490
19-Aug-10	$14.37	19-Aug-18	100,000	100,000
7-Mar-11	$18.31	7-Mar-19	257,634	257,634
14-Sep-11	$22.28	14-Sep-19	2,028	2,028
6-Mar-12	$19.48	6-Mar-20	284,396	284,396
14-Aug-12	$7.29	14-Aug-20	83,403	83,403
14-Aug-12	$7.29	14-Aug-20	420,000	420,000
19-Nov-12	$9.31	19-Nov-20	50,000	50,000
4-Mar-13	$6.78	4-Mar-21	751,098	476,346
11-Nov-13	$3.82	11-Nov-21	7,752	5,168
5-Mar-14	$5.04	5-Mar-22	1,182,448	312,643
16-May-14	$5.21	16-May-22	19,769	6,589
3-Mar-15	$6.05	3-Mar-23	1,340,793	—
5-Mar-15	$6.03	5-Mar-23	50,000	50,000
12-May-15	$6.73	12-May-23	7,130	—
6-Nov-15	$7.33	6-Nov-23	52,621	—

			4,793,592	2,232,727

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

25. Shareholders' equity (Continued)

(ii)   Performance Share Unit plan

        Centerra's Performance Share Unit plan transactions during the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Balance, January 1	1,813,811	609,312
Granted—regular	1,018,943	1,350,579
Granted—special series	—	76,633
Exercised	(491,619)	(181,198)
Cancelled	(163,902)	(41,515)

Balance, December 31	2,177,233	1,813,811

        In determining the fair value of these units, the principal assumptions used in applying the Monte Carlo simulated option pricing model were as follows:

	2015	2014
Share price	$6.53	$5.89
S&P/TSX Global Gold Index	$148.44	$165.72
Expected life (years)	0.86	1.09
Expected volatility—Centerra's share price	36.0%	54.3%
Expected volatility—S&P/TSX Global Gold Index	27.9%	30.5%
Risk-free rate of return	0.6%	1.1%
Forfeiture rate	5.5%	3.8%
Weighted adjustment factor	2.0	1.1

        The vested number of units outstanding as at December 31, 2015 are 745,415 (December 31, 2014—386,466). The fair value of the vested units at December 31, 2015 is $7.0 million (December 31, 2014—$2.0 million).

(iii) Deferred Share Unit plan

        Centerra's Deferred Share Unit plan transactions during the year were as follows:

	2015	2014
Balance, January 1	187,807	150,207
Granted	17,838	43,482
Redeemed	—	(5,882)

Balance, December 31	205,645	187,807

        At December 31, 2015, the number of units outstanding had a related liability of $1.0 million (December 31, 2014—$0.9 million). In 2015, a compensation cost of $0.1 million was recorded for this plan (year ended December 31, 2014—$0.4 million).

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

25. Shareholders' equity (Continued)

(iv)  Restricted Share Unit plan

        Centerra's Restricted Share Unit plan transactions during the year were as follows:

	2015	2014
Balance, January 1	239,336	252,538
Granted	145,123	166,226
Redeemed	(277,168)	(179,428)

Balance, December 31	107,291	239,336

        At December 31, 2015, the number of units outstanding had a related liability of $0.5 million (December 31, 2014 $1.1 million). Compensation expense for the plan was $0.8 million in the year ended December 31, 2015 (year ended December 31, 2014—$1.2 million).

26. Commitments and contingencies

Commitments

(a)   Contracts

        As at December 31, 2015, the Company had entered into contracts to purchase capital equipment and operational supplies totalling $67.2 million (Kumtor—$53.0 million, Öksüt Project $10.5 million, Greenstone Gold Property—$3.3 million and Boroo—$0.4 million), a majority of which are expected to be settled over the next twelve months.

(b)   Greenstone Partnership

        As partial consideration for the Company's initial 50% partnership interest in the Greenstone Partnership, the Company has agreed to commit up to an additional Cdn$185 million to fund the project, subject to certain feasibility and project advancement criteria (see note 6). In the event that the project is put under care and maintenance as a result of feasibility study or project criteria not being met, the Company will be required to make contributions towards the costs associated with the care and maintenance of the project for a period of two years or until the Cdn$185 million is spent (if such event occurs first), after which time the partners would fund such costs on a pro rata basis. Any such costs will form part of the Cdn$185 million development contributions commitment of the Company, as noted above. As at December 31, 2015, the Company has funded a total of Cdn$22.0 million ($17.3 million) of its commitment since the inception of the partnership.

(c)   Leases

        The Company enters into operating leases in the ordinary course of business, primarily for its various offices and facilities around the world. Payments under these leases represent contractual obligations as scheduled in each agreement. The significant operating lease payments, including operating costs, are for its corporate offices in Toronto, which amounted to $0.8 million in the year ended December 31, 2015 (year ended December 31, 2014—$0.9 million). The future aggregate

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

26. Commitments and contingencies (Continued)

minimum lease payments for the non-cancellable operating lease of the Toronto Corporate office are as follows:

(Thousands of Cdn$)	2015	2014
2015	$—	$478
2016	479	478
2017	497	497
2018	501	501
2019 to 2021	1,611	1,611

	$3,088	$3,565

Contingencies

        Various legal and tax matters are outstanding from time to time due to the nature of the Company's operations. While the final outcome with respect to actions outstanding or pending at December 31, 2015 cannot be predicted with certainty, it is management's opinion that it is not, except as noted below, more likely than not that these actions will result in the outflow of resources to settle the obligation; therefore no amounts have been accrued.

Kyrgyz Republic

(a)   Negotiations between Kyrgyz Republic and Centerra

        On December 22, 2015, the Company announced that it had received notice from the Kyrgyz Republic Prime Minister notifying Centerra of the Kyrgyz Republic Government's intention to withdraw from further negotiations regarding the implementation of the non-binding heads of agreement dated January 18, 2014 (the "HOA"). The HOA contemplated a restructuring of the ownership of the Kumtor Project under which Kyrgyzaltyn would receive a 50% interest in a joint venture company that would own the Kumtor Project in exchange for its share interest in Centerra.

        While Centerra has a long record of resolving matters with the Kyrgyz Republic Government, there are no assurances that continued discussions between the Kyrgyz Republic Government and Centerra will result in a mutually acceptable solution regarding the Kumtor project, that any agreed upon proposal would receive the necessary approvals under Kyrgyz and Canadian laws or that the Kyrgyz Republic Government and/or parliament will not take actions that are inconsistent with the government's obligations under the agreements governing the Kumtor Project.

(b)   Kyrgyz Permitting and Regulatory Matters

        In December 2015, KGC submitted its 2016 annual mine plan to the Kyrgyz Republic State Agency for Environmental and Forestry under the Government of the Kyrgyz Republic ("SAEPF") and the State Agency for Geology and Mineral Resources ("SAGMR") for approval. KGC has also received extension of its permits for maximum allowable emissions and toxic waste disposal until March 31, 2016.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

26. Commitments and contingencies (Continued)

        There remain several other outstanding permits and approvals required from Kyrgyz regulatory authorities including the Ecological Passport and the life-of-mine technical plan (which outlines mining plans for the Kumtor life-of-mine). The regulatory authorities reviewing such permits and approvals have expressed concerns regarding potential conflicts with the Kyrgyz Republic Water Code. Centerra and KGC do not believe that the Water Code is applicable to the Kumtor Project.

        Kumtor will continue to work with the applicable Kyrgyz regulatory authorities to obtain the necessary permits and approvals, however there can be no assurances that such permits and approvals will be issued or issued in a timely manner.

        Should Kumtor be prohibited from moving ice (as a result of the purported application of the Water Code), the entire December 31, 2015 mineral reserves at Kumtor, and Kumtor's current life of mine plan would be at risk, leading to an early closure of the operation. Centerra believes that any disagreement in relation to the application of the Water Code to Kumtor would be subject to international arbitration under the 2009 agreements governing the Kumtor Project.

(c)   Land Use and Environmental Claims

        Centerra will continue to engage constructively and in good faith with the Kyrgyz Republic Government to resolve all outstanding matters affecting the Kumtor Project, including: (i) claims made by the General Prosecutor seeking to invalidate Kumtor's land use certificate and to seize certain lands within the Kumtor concession area; and (ii) significant environmental claims made by various Kyrgyz state agencies alleging environmental offenses and other matters totalling approximately $473 million (at applicable exchange rates when the claims were commenced).

        Regarding the land use claims, the Company has benefited from a close and constructive dialogue with Kyrgyz authorities during project operations and remains committed to working with them to resolve these issues in accordance with the Kumtor Project Agreements, which provide for all disputes to be resolved by international arbitration, if necessary. However, there are no assurances that the Company will be able to successfully resolve any or all of the outstanding matters affecting the Kumtor Project. The inability to successfully resolve all such matters would have a material adverse impact on the Company's future cash flows, earnings, results of operations and financial condition.

        KGC believes the environmental claims are exaggerated and without merit. The Kumtor Project has been the subject of systematic audits and investigations over the years by Kyrgyz and international experts, including by an independent internationally recognized expert who carried out a due diligence review of Kumtor's performance on environmental matters at the request of Centerra's Safety, Health and Environmental Committee of the Board of Directors.

Mongolia

Gatsuurt

        Following the designation of the Company's Gatsuurt project as a mineral deposit of strategic importance by the Mongolian Parliament in January 2015, the Company was in discussions with the Government of Mongolia and its working groups to determine the economic terms of the future

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

26. Commitments and contingencies (Continued)

development of the Gatsuurt Project. In mid-October 2015, the Company and the Government agreed to a 3% special royalty in place of the Government acquiring a 34% ownership interest in the project.

        As disclosed on February 4, 2016, the Mongolian Parliament passed a resolution setting the state ownership interest in the Gatsuurt Project at 34% and authorizing the Mongolian Government to complete negotiations with Centerra on the terms of such ownership. Under the Minerals Law, the Government can now implement the previously agreed upon special royalty in place of a 34% state ownership in the project.

        There are no assurances that Centerra will be able to negotiate definitive agreements with the Mongolian Government (in a timely fashion or at all) or that such economic and technical studies and drilling programs will have positive results. The inability to successfully resolve all such matters could have a material impact on the Company's future cash flows, earnings, results of operations and financial condition.

Corporate

(a)   Enforcement Notice by Stans

        On October 10, 2014, the Company was served with a temporary order (the "Stans Order") from the Ontario Superior Court of Justice in favour of Stans Energy Corp. ("Stans") which prohibited Kyrgyzaltyn from, among other things: (i) selling, disposing or exchanging 47,000,000 shares (the "Frozen Shares") of the 77,401,766 shares it held of the Company; (ii) obtaining share certificates in respect of such shares; or (iii) exercising its rights as a registered shareholder of the Company in a manner that was inconsistent with or would undermine the terms of the Stans Order. The order also prohibited the Company from, among other things, registering the transfer of the Frozen Shares, and required the Company to hold in trust for the proceeding under the Stans Application any amounts payable to Kyrgyzaltyn in respect of dividends or distributions that the Company may declare or pay in the future.

        On June 10, 2015, the Ontario Superior Court of Justice Divisional Court issued its decision on an appeal brought by Kyrgyzaltyn in the Stans case. The effect of this decision was to cancel a previously issued court order (injunction).

(b)   Enforcement Notice by Belokon

        In February 25, 2015, the Company was served with a temporary order, which was subsequently extended on March 5, 2015 (the "Belokon Order"), from the Ontario Superior Court of Justice in favour of Valeri Belokon ("Belokon"). The original court order, which restricted certain shares and the payment of dividends, was amended on September 8, 2015. The amended order now restricts Kyrgyzaltyn's ability to transfer and to exercise its rights as a registered shareholder over 3,787,879 shares (formerly 6,500,240 shares), and caps the amount of dividends to be held in trust for the Belokon proceeding to Cdn$10 million. Accordingly, all amounts held in trust in excess of Cdn$10 million were released to Kyrgyzaltyn in September 2015.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

26. Commitments and contingencies (Continued)

(c)   Enforcement Notice by Entes

        On October 15, 2015, Centerra received an Ontario court order in favour of Entes Industrial Plants Construction & Erection Contracting Co. Inc. ("Entes") who has an arbitral award against the Kyrgyz Republic for $22.7 million. The injunction (i) prohibits Kyrgyzaltyn from, among other things, selling or transferring 7,465,776 shares of Centerra held by it (over and above the 3,787,879 shares already restricted in the Belokon proceedings); and (ii) requires Centerra to pay any dividends declared on Centerra shares held by Kyrgyzaltyn into trust for the benefit of the Entes enforcement application. The order was continued on October 27, 2015 and remains in place until further order of the Court; it does not set a limit on the amount of dividends to be held in trust. The Company is currently holding $2.1 million in trust for the Entes proceeding and will continue to do so until further order of the court.

27. Related party transactions

a.     Kyrgyzaltyn

        Revenues from the Kumtor gold mine are subject to a management fee of $1.00 per ounce based on sales volumes, payable to Kyrgyzaltyn, a shareholder of the Company and a state-owned entity of the Kyrgyz Republic.

        The table below summarizes the management fees paid and accrued by KGC to Kyrgyzaltyn and the amounts paid and accrued by Kyrgyzaltyn to KGC according to the terms of a Restated Gold and Silver Sale Agreement ("Sales Agreement") between KGC, Kyrgyzaltyn and the Government of the Kyrgyz Republic dated June 6, 2009. The breakdown of the sales transactions and expenses with Kyrgyzaltyn are as follows:

	2015	2014
Included in sales:
Gross gold and silver sales to Kyrgyzaltyn	$607,832	$697,903
Deduct: refinery and financing charges	(3,310)	(3,313)

Net sales revenue received from Kyrgyzaltyn	$604,522	$694,590

Included in expenses:
Contracting services provided to Kyrgyzaltyn	$1,396	$1,628
Management fees to Kyrgyzaltyn	521	561

Expenses paid to Kyrgyzaltyn	$1,917	$2,189

	2015	2014
Dividends:
Dividends declared to Kyrgyzaltyn	$9,616	$11,164
Withholding taxes	(481)	(558)

Net dividends declared to Kyrgyzaltyn	$9,135	$10,606

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

27. Related party transactions (Continued)

        As a result of the court decision in the Belokon proceedings in September 2015 (note 26), Centerra released to Kyrgyzaltyn $10.1 million (Cdn $13.4 million), representing dividends held in trust of Cdn$13.1 million, plus interest accrued of Cdn$0.3 million. In the year ended December 31, 2014, the Company paid dividends of $8.0 million to Kyrgyzaltyn.

Related party balances

        The assets and liabilities of the Company include the following amounts receivable from and payable to Kyrgyzaltyn:

	2015	2014
Amounts receivable	$25,725	$62,143

Dividend payable (net of withholding taxes)	$13,096	$13,828
Net unrealized foreign exchange gain	(3,766)	(1,574)

Dividend payable (net of withholding taxes)(a)	9,330	12,254
Amount payable	1,039	616

Total related party liabilities	$10,369	$12,870

(a)
Equivalent of Cdn$12.9 million as at December 31, 2015 (December 31, 2014—Cdn$14.2 million).

        Gold produced by the Kumtor mine is purchased at the mine site by Kyrgyzaltyn for processing at its refinery in the Kyrgyz Republic pursuant to the Sales Agreement. Amounts receivable from Kyrgyzaltyn arise from the sale of gold to Kyrgyzaltyn. Kyrgyzaltyn is required to pay for gold delivered within 12 days from the date of shipment. Default interest is accrued on any unpaid balance after the permitted payment period of 12 days. The obligations of Kyrgyzaltyn are partially secured by a pledge of 2,850,000 shares of Centerra owned by Kyrgyzaltyn.

        As at December 31, 2015, $25.7 million was outstanding under the Sales Agreement (December 31, 2014—$62.1 million). Subsequent to December 31, 2015, the balance receivable from Kyrgyzaltyn was paid in full.

b.     Transactions with directors and key management

        The Company transacts with key individuals from management and with its directors who have authority and responsibility to plan, direct and control the activities of the Company. The nature of these dealings were in the form of payments for services rendered in their capacity as director (director fees, including share-based payments) and as employees of the Company (salaries, benefits and share-based payments).

        Key management personnel are defined as the executive officers of the Company including the Chief Executive Officer, President, Vice President and Chief Financial Officer, Vice President and

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

27. Related party transactions (Continued)

Chief Operating Officer, Vice President Exploration, Vice President Business Development and Vice President Human Resources.

        During the years ended December 31, 2015 and 2014, remuneration to directors and key management personnel were as follows:

Compensation of directors

	2015	2014
Fees earned and other compensation	$938	$937
Share-based compensation	(510)	863

Total expense	$428	$1,800

Fees earned and other compensation

        Represent fees earned by the non-executive chairman and the non-executive directors during the financial year.

Share-based compensation

        A portion of the directors' compensation is in the form of participation in the Company's share-based payment plans (Deferred Share Unit plan and Restricted Share Unit plan) according to the election of the directors.

Compensation of key management personnel

        Compensation of key management personnel comprised:

	2015	2014
Salaries and benefits	$6,800	$6,935
Share-based compensation	7,202	5,335

Total expense	$14,002	$12,270

Salaries and benefits

        Represent salary, supplementary executive retirement plan contributions, and benefits earned during the year, plus cash bonuses awarded for the year.

Share-based compensation

        A portion of the senior management's compensation is in the form of participation in the Company's share-based payment plans (Stock Option plan and Performance Share Unit plan).

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

28. Capital Management

        The Company's primary objective with respect to its capital management is to ensure that it has sufficient cash resources to maintain its ongoing operations, continue the development and exploration of its mineral properties, to provide returns for shareholders and benefits for other stakeholders and to pursue and support growth opportunities. The overall objectives for managing capital remained unchanged in 2015 from the prior comparative period.

        The Company manages its capital structure and makes adjustments in light of changes in its economic and operating environment and the risk characteristics of the Company's assets. For effective capital management, the Company implemented planning, budgeting and forecasting processes to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives. The Company ensures that there is sufficient credit facility to meet its short-term business operating and financing requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents and short term investments.

        At December 31, 2015, the Company expects its capital resources and projected future cash flows from operations to support its normal operating requirements on an ongoing basis, and planned development and exploration of its mineral properties and other expansionary plans. To secure additional capital to pursue these plans, the Company may attempt to raise additional funds through borrowing and/or the issuance of equity or debt.

        The Company's capital structure consists of short-term debt (net of cash and cash equivalents and short-term investments) and shareholders' equity, comprising issued common shares, contributed surplus and retained earnings as shown below:

	2015	2014
Shareholders' equity	$1,420,851	$1,398,643
Short-term debt	76,000	76,000

	1,496,851	1,474,643
Less:
Cash and cash equivalent	(360,613)	(300,514)
Short-term investments	(181,613)	(261,503)

Total invested capital	$954,625	$912,626

29. Financial Instruments

        The Company's financial instruments include cash and cash equivalents, short-term investments, restricted cash, amounts receivable, a reclamation trust fund, short-term debt, dividends payable, revenue-based taxes payable, accounts payable and accrued liabilities.

        The fair value of a financial instrument is the amount at which the financial instrument could be exchanged in an arm's-length transaction between knowledgeable and willing parties under no compulsion to act. Fair values of identical instruments traded in active markets are determined by reference to the last quoted prices, in the most advantageous active market for that instrument. In the absence of an active market, the Company determines fair values based on quoted prices for

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

29. Financial Instruments (Continued)

instruments with similar characteristics and risk profiles. Fair values of financial instruments determined using valuation models require the use of inputs. In determining those inputs, the Company looks primarily to external, readily observable market inputs, when available, include factors such as interest rate yield curves, currency rates, total gold index returns, share price and historical volatilities, as applicable.

        Cash and cash equivalents and restricted cash consist of cash on hand, with financial institutions, invested in term deposits, treasury bills, banker's acceptances and corporate direct credit with original maturities of three months or less. Short-term investments consist of investments in term deposits, treasury bills, banker's acceptances, bearer's deposit notes and corporate direct credit with original maturities of more than three months but less than twelve months. The reclamation trust fund consists of cash and investments, managed by a trustee, maintained within a trust account.

        The fair value of amounts receivable, trade creditors and accruals and revenue-based taxes payable approximate the carrying value due to the short-term nature of the receivables and payables.

        The Company has a credit facility available with EBRD whereby borrowings bear interest at a fixed premium over the variable London Interbank Offered Rate ("LIBOR"). The fair value of borrowings under this facility approximate their carrying amount given the floating component of the interest rate.

        All financial instruments measured at fair value are categorized into one of three hierarchy levels for which the financial instruments must be grouped based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's assumptions. These two types of inputs create the following fair value hierarchy:

  Level 1: observable inputs such as quoted prices in active markets;

  Level 2: inputs, other than the quoted market prices in active markets, which are observable, either directly and/or indirectly; and

  Level 3: unobservable inputs for the asset or liability in which little or no market data exists, therefore require an entity to develop its own assumptions.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

29. Financial Instruments (Continued)

        Classification and the fair value measurement by level of the financial assets and liabilities in the Statement of Financial Position were as follows:

December 31, 2015

	Loans and receivables	Other financial liabilities	Assets/liabilities at fair value through earnings (loss)
Financial Assets (Level 1)
Cash and cash equivalents	$—	$—	$360,613
Short-term investments	—	—	181,613
Restricted cash	—	—	9,989
Amounts receivable	28,781	—	—
Reclamation trust fund	—	—	18,909

	$28,781	$—	$571,124

Financial Liabilities (Level 1)
Trade creditors and accruals	$—	$65,765	$—
Short-term debt	—	76,000	—
Dividend payable to related party	—	9,330	—
Revenue-based taxes payable	—	9,152	—

	$—	$160,247	$—

December 31, 2014

	Loans and receivables	Other financial liabilities	Assets/liabilities at fair value through earnings (loss)
Financial Assets (Level 1)
Cash and cash equivalents	$—	$—	$300,514
Short-term investments	—	—	261,503
Restricted cash	—	—	12,437
Amounts receivable	66,214	—	—
Reclamation trust fund	—	—	15,951
Long-term receivables	1,607	—	—

	$67,821	$—	$590,405

Financial Liabilities (Level 1)
Trade creditors and accruals	$—	$36,844	$—
Short-term debt	—	76,000	—
Dividend payable to related party	—	12,254	—
Revenue-based taxes payable	—	24,605	—

	$—	$149,703	$—

        As at December 31, 2015 and 2014, the Company did not have any assets or liabilities that are measured under level 2 or 3.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

30. Financial Risk Exposure and Risk Management

        The Company is exposed in varying degrees to certain financial risks by virtue of its activities. The overall financial risk management program focuses on preservation of capital, and protecting current and future Company assets and cash flows by reducing exposure to risks posed by the uncertainties and volatilities of financial markets.

        The Board of Directors has a responsibility to ensure that an adequate financial risk management policy is established. Financial risk management is carried out by the Company's treasury department in accordance with the Board of Directors approved policy. The treasury department identifies and evaluates financial risks, establishes controls and procedures to ensure financial risks are mitigated in accordance with the approved policy and programs, and risk management activities comply thereto.

        The Company's Audit Committee oversees management's compliance with the Company's financial risk management policy, approves financial risk management programs, and receives and reviews reports on management compliance with the policy and programs. The internal audit department assists in undertaking its oversight of financial risk management controls and procedures, the results of which are reported to the Audit Committee.

        The Company is exposed to the following types of risk and manages them as follows:

a.     Currency risk

        The Company's operations are located in various geographic locations, exposing the Company to potential foreign exchange risk in its financial position and cash flows. As the Company operates in an international environment, some of the Company's financial instruments and transactions are denominated in currencies other than the U.S. dollar. The operating results and financial position of the Company are reported in U.S. dollars in the Company's consolidated financial statements. The fluctuation of the U.S. dollar in relation to other currencies will consequently have an impact upon the profitability of the Company and may also affect the value of the Company's assets.

        To mitigate this risk, the Company makes purchases in foreign currencies at the prevailing spot price to fund corporate activities or enters into short-term forward contracts to purchase foreign currencies. During the year ended December 31, 2015, total Canadian dollars and Euros purchased were Cdn$133.5 million and €20.6 million (year ended December 31, 2014—Cdn$160.3 million and €23.5 million), including executed forward contracts of Cdn$5.6 million and €4.4 million (year ended December 31, 2014—Cdn$27.5 million and €1.0 million). There were no outstanding Canadian dollar forward contracts and no outstanding Euro contracts outstanding at December 31, 2015 and 2014.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

30. Financial Risk Exposure and Risk Management (Continued)

        The exposure of the Company's monetary assets and liabilities to currency risk is as follows:

December 31, 2015

	Kyrgyz Som	Mongolian Tugrik	Canadian Dollar	Russian Rubles	European Euro	Turkish Lira	Australian Dollar
Financial Assets
Cash and cash equivalents	$222	$4,639	$11,774	$67	$598	$347	$—
Restricted cash	—	—	9,366	—	—	623	—
Amounts receivable	212	1,869	1,102	6	208	1,015	—

	$434	$6,508	$22,242	$73	$806	$1,985	$—

Financial Liabilities
Accounts payable and accrued liabilities	$7,804	$456	$18,098	$26	$—	$87	$81
Taxes payable	757	29	—	—	—	727	—
Dividend payable to related party	—	—	9,325	—	—	—	—

	$8,561	$485	$27,423	$26	$—	$814	$81

December 31, 2014

	Kyrgyz Som	Mongolian Tugrik	Canadian Dollar	Russian Rubles	European Euro	Turkish Lira	Australian Dollar
Financial Assets
Cash and cash equivalents	$239	$4,604	$72,817	$97	$1,408	$612	$—
Restricted cash	—	—	12,437	—	—	—	—
Amounts receivable	199	1,500	423	28	23	2,272	—

	$438	$6,104	$85,677	$125	$1,431	$2,884	$—

Financial Liabilities
Accounts payable and accrued liabilities	$10,055	$3,162	$14,486	$130	$319	$535	$100
Taxes payable	955	1,196	—	—	—	204	—
Dividend payable to related party	—	—	12,254	—	—	—	—

	$11,010	$4,358	$26,740	$130	$319	$739	$100

        Based on the above net exposures at December 31, 2015, a 10% devaluation or appreciation of the above currencies against the U.S. dollar, with all other variables held constant would have led to additional income or loss before tax of $0.5 million (December 31, 2014—$5.3 million).

b.     Interest rate risk

        Interest rate risk is the risk borne by an interest-bearing asset or liability as a result of fluctuations in interest rates.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

30. Financial Risk Exposure and Risk Management (Continued)

        Financial assets and financial liabilities with variable interest rates expose the Company to risk of changes in cash flows. The Company's cash and cash equivalents and short-term investments include highly liquid investments that earn interest at market rates. As at December 31, 2015, the majority of the $542.2 million in cash and cash equivalents and short-term investments (December 31, 2014—$562 million) were comprised of interest-bearing assets. Based on amounts as at December 31, 2015, a 100 basis point change in interest rates would result in a $5.4 million adjustment to interest income (December 31, 2014—$5.6 million).

        Additionally, the interest on the $76 million short-term debt includes a variable rate component pegged to the LIBOR. Based on the amount drawn as at December 31, 2015, a 100 basis point change in LIBOR would result in a $0.8 million adjustment to interest expenses (December 31, 2014—$0.8 million).

        Although the Company strives to maximize the interest income earned on excess funds, the Company focuses on cash preservation, while maintaining the liquidity necessary to conduct operations on a day-to-day basis and take advantage of opportunities to expand its property portfolio. The Company's policy limits the investing of excess funds to liquid term deposits, treasury bills, banker's acceptances, bearer's deposit notes and corporate direct credit having a single "A" rating or greater.

c.     Credit risk

        Credit risk is the risk of a financial loss to the Company if a gold sales customer or counterparty to a financial instrument fails to meet its contractual obligation. Credit risk arises principally from the Company's receivables from customers and on cash and cash equivalents and short-term investments.

        The Company's exposure to credit risk, in respect of gold sales, is influenced mainly by the individual characteristics of each customer. The Company's revenues are directly attributable to sales transactions with two customers. Boroo sells the gold and silver content of its doré to the Bank of Mongolia. Kyrgyzaltyn is Kumtor's sole customer and is a shareholder of Centerra.

        To partially mitigate exposure to potential credit risk related to Kumtor sales, the Company has an agreement in place whereby Kyrgyzaltyn has pledged 2,850,000 Centerra common shares it owns as security against unsettled gold shipments, in the event of default on payment (note 27).

        Based on movements of Centerra's share price and the value of individual or unsettled gold shipments over the course of 2015, the maximum exposure during the year, reflecting the shortfall in the value of the security as compared to the value of any unsettled shipments, was approximately $23.5 million (year ended December 31, 2014—$57.9 million).

        The Company manages counterparty credit risk, in respect of short-term investments, by maintaining bank accounts with highly-rated U.S. and Canadian banks and investing only in highly-rated Canadian and U.S. Government bills, term deposits or banker's acceptances with highly-rated financial institutions and corporate direct credit issues that can be promptly liquidated.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

30. Financial Risk Exposure and Risk Management (Continued)

d.     Liquidity risk

        Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages its liquidity risk by ensuring that there is sufficient capital to meet short and long-term business requirements, after taking into account cash flows from operations and the Company's holdings of cash and cash equivalents and short-term investments. In addition, $74 million of the credit facility financing remains available. The Company believes that these sources will be sufficient to cover its anticipated short and long-term cash requirements.

        At December 31, 2015, the Company had cash and cash equivalents and short-term investments totalling $542.2 million (December 31, 2014—$562 million). A maturity analysis of the Company's financial liabilities, contractual obligations, other fixed operating and capital commitments is set out below:

Year ended December 31, 2015

(Millions of U.S. Dollars)	Total	Due In Less Than One Year	Due In One to Three Years	Due In Four to Five Years	Due After Five Years
Accounts payable and accrued liabilities	$75.3	$75.3	$—	$—	$—
Short-term debt	76.0	76.0	—	—	—
Reclamation trust deed	25.4	3.0	8.3	6.1	8.0
Capital equipment	13.5	13.5	—	—	—
Operational supplies	39.5	39.5	—	—	—
Project development	13.8	12.6	1.2	—	—
Lease of premises	2.7	0.5	0.9	0.9	0.4

Total contractual obligations	$246.2	$220.4	$10.4	$7.0	$8.4

Year ended December 31, 2014

(Millions of U.S. Dollars)	Total	Due In Less Than One Year	Due In One to Three Years	Due In Four to Five Years	Due After Five Years
Accounts payable and accrued liabilities	$45.9	$45.9	$—	$—	$—
Short-term debt	76.0	76.0	—	—	—
Reclamation trust deed	27.9	2.7	8.8	5.8	10.6
Capital equipment	7.6	7.6	—	—	—
Operation supplies	37.6	37.6	—	—	—
Lease of premises	3.6	0.5	1.0	1.0	1.1

Total contractual obligations	$198.6	$170.3	$9.8	$6.8	$11.7

        The Company believes it has sufficient cash and cash equivalents and liquid short-term investments to meet its current obligations.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

30. Financial Risk Exposure and Risk Management (Continued)

e.     Commodity price risk

        The profitability of the Company's operations and mineral resource properties relates to the market price and outlook of gold. Adverse changes in the price of certain raw materials can also significantly affect the Company's cash flows.

        Gold prices historically have fluctuated widely and are affected by numerous factors outside of the Company's control, including, but not limited to, industrial and retail demand, central bank reserves management, forward sales by producers and speculators, levels of worldwide production, short-term changes in supply and demand due to speculative or hedging activities, macro-economic variables, and certain other factors related specifically to gold.

        To the extent that the price of gold increases over time, the fair value of the Company's mineral assets increases and cash flows will improve; conversely, declines in the price of gold will reduce the fair value of mineral assets and cash flows. A protracted period of depressed prices could impair the Company's operations and development opportunities, and significantly erode shareholder value. To the extent there are adverse changes to the price of certain raw materials (e.g. diesel fuel), the Company's profitability and cash flows may be impacted. As at December 31, 2015, the Company has not entered into any hedging arrangements to mitigate commodity price risk.

31. Supplemental disclosure

a.     Changes in operating working capital

(Thousands of U.S. Dollars)	2015	2014
Decrease in amounts receivable	$37,433	$12,493
Decrease (increase) in inventory—ore and metal[a]	33,045	(34,672)
Decrease (increase) in inventory—supplies	778	(89)
Decrease in prepaid expenses	8	16,303
Increase in trade creditors and accruals	28,921	6,303
Decrease in revenue-based tax payable	(15,453)	(6,137)
(Increase) decrease in depreciation and amortization included in inventory	(52,693)	13,717
Decrease (increase) in accruals included in additions to PP&E	237	(1,158)
Revenue-based tax utilized	—	(10,000)
Increase in other taxes payable	256	139

	$32,532	$(3,101)

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

31. Supplemental disclosure (Continued)

b.     Investment in PP&E

(Thousands of U.S. Dollars)	2015	2014
Additions to PP&E during the year (note 11)	$(298,405)	$(358,515)
Greenstone Gold Property translation adjustment	220	—
Impact of revisions to asset retirement obligation included in PP&E (note 17)	(1,338)	7,325
Depreciation and amortization included in additions to PP&E (note 11)	51,137	73,747
Purchase of Öksüt royalty via share issuance (note 25(b))	4,860	—
(Decrease) Increase in accruals related to additions to PP&E	(241)	1,161

	$(243,767)	$(276,282)

c.     Adjusted cost of sales

        Earnings from mine operations includes the following expenses presented by function:

	2015	2014
Cost of sales	$384,459	$502,577
Impairment of goodwill (note 12)	18,705	111,000

Total adjusted costs of sales	$403,164	$613,577

32. Subsequent events

        On February 4, 2016, the Mongolian Parliament passed a resolution setting the state ownership interest in the Gatsuurt Project at 34% and authorizing the Mongolian Government to complete negotiations with Centerra on the terms of such ownership.

        On February 12, 2016, the Company entered into the $150 million EBRD Facility (note 15).

        On February 24, 2016, the Company announced that its Board of Directors approved a quarterly dividend of Cdn$0.04 per common share. The dividend is payable March 24, 2016 to shareholders of record on March 10, 2016.

33. Segmented Information

        In accordance with IFRS 8, Operating Segments, the Company's operations are segmented on a regional basis and are reported in a manner consistent with the internal reporting provided to the chief operating decision-maker ("CODM"). The Chief Executive Officer has authority for resource allocation and assessment of the Company's performance and is therefore the CODM. Information presented in the table below is shown at the level at which it is reviewed by the CODM in his decision making process.

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

33. Segmented Information (Continued)

        The Kyrgyz Republic segment includes the operations of the Kumtor Gold Project. The Mongolian segment involves the operations of the Boroo Gold Project, activities related to the Gatsuurt Project and local exploration activities. The Turkish segment includes the development of the Öksüt Project. The Corporate and other segment include the head office located in Toronto, the Greenstone Gold Property and other international exploration projects. The segments' accounting policies are consistent with those described in note 3, with the exception of inter-company loan interest income and expenses, which are eliminated on consolidation and are presented in the individual operating segments where they are generated.

Geographic Segmentation of Revenue

        The Company's only product is gold doré, produced from mines located in the Kyrgyz Republic and Mongolia. All production from the Kumtor Gold Project is sold to the Kyrgyzaltyn refinery in the Kyrgyz Republic, while production from the Boroo Gold Project is sold to Bank of Mongolia.

        The following table reconciles segment operating profit per the reportable segment information to operating profit per the Statements of Earnings.

Year ended December 31, 2015

(Millions of U.S. Dollars)	Kyrgyz Republic	Mongolia	Turkey	Corporate and other	Total
Revenue from gold sales	$604.6	$19.4	$—	$—	$624.0
Cost of sales	367.9	16.6	—	—	384.5
Standby costs	—	5.7	—	—	5.7
Regional office administration	15.8	3.3	—	—	19.1

Earnings (loss) from mine operations	220.9	(6.2)	—	—	214.7
Revenue-based taxes	84.6	—	—	—	84.6
Other operating expenses	2.2	(0.3)	—	—	1.9
Pre-development project costs	—	—	3.9	9.4	13.3
Impairment of goodwill	18.7	—	—	—	18.7
Exploration and business development	—	0.8	0.2	9.6	10.6
Corporate administration	0.3	0.3	—	35.2	35.8

Earnings (loss) from operations	115.1	(7.0)	(4.1)	(54.2)	49.8
Other expenses, net					3.4
Finance costs					4.4

Earnings before income tax					42.0
Income tax expense					0.4

Net earnings and comprehensive income					$41.6

Capital expenditure for the year	$275.2	$1.6	6.1	$87.7	$370.6

Assets	$949.1	$171.6	14.7	$525.2	$1,660.6

Total liabilities	$103.0	$31.2	3.6	$101.9	$239.7

Centerra Gold Inc.

Notes to the Consolidated Financial Statements (Continued)

For the years ended 2015 and 2014

(Expressed in thousands of United States Dollars, except where otherwise indicated)

33. Segmented Information (Continued)

Year ended December 31, 2014

(Millions of U.S. Dollars)	Kyrgyz Republic	Mongolia	Turkey	Corporate and other	Total
Revenue from Gold Sales	$694.6	$68.7	—	$—	$763.3
Cost of sales	444.4	58.1	—	—	502.5
Standby costs	—	2.4	—	—	2.4
Regional office administration	20.1	5.1	—	—	25.2

Earnings from mine operations	230.1	3.1	—	—	233.2
Revenue-based taxes	97.2	—	—	—	97.2
Other operating expenses	5.1	(1.3)	—	—	3.8
Pre-development project costs	—	—	6.0	—	6.0
Impairment of goodwill	111.0	—	—	—	111.0
Exploration and business development	0.4	4.2	2.5	8.6	15.7
Corporate administration	0.2	0.5	—	34.1	34.8

Earnings (loss) from operations	16.2	(0.3)	(8.5)	(42.7)	(35.3)
Other expenses, net					1.2
Finance costs					5.0

Loss before income tax					(41.5)

Income tax expense					2.6

Loss and comprehensive loss					$(44.1)

Capital expenditure for the year	$349.9	$1.1	—	$0.2	$351.2

Goodwill	$18.7	$—	—	$—	$18.7

Assets (excluding Goodwill)	$936.3	$179.6	2.5	$492.0	$1,610.4

Total liabilities	$92.0	$34.5	0.7	$103.2	$230.4

Centerra Gold Inc.

Condensed Consolidated Interim Financial Statements

For the Quarter Ended June 30, 2016
(Unaudited)

(Expressed in thousands of United States Dollars)

Centerra Gold Inc.

Condensed Consolidated Interim Statements of Financial Position

(Unaudited)

(Expressed in Thousands of United States Dollars)

	Notes	June 30, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents		$245,233	$360,613
Short-term investments		282,149	181,613
Amounts receivable	4	42,784	28,781
Inventories	5	387,986	347,011
Prepaid expenses	6	8,742	12,880

		966,894	930,898
Property, plant and equipment	7	698,444	693,016
Restricted cash		15,541	9,989
Other assets		30,918	26,681

		744,903	729,686

Total assets		$1,711,797	$1,660,584

Liabilities and Shareholders' Equity
Current liabilities
Accounts payable and accrued liabilities		$70,377	$75,292
Short-term debt	8	98,134	76,000
Revenue-based taxes payable		10,752	9,152
Taxes payable		2,201	1,286
Current portion of provision for reclamation		906	1,062

		182,370	162,792
Dividends payable to related party	13	14,537	9,330
Provision for reclamation		65,843	65,087
Deferred income tax liability		180	2,524

		80,560	76,941

Total liabilities		$262,930	$239,733
Shareholders' equity	11
Share capital		689,594	668,705
Contributed surplus		25,167	24,153
Accumulated other comprehensive income		1	220
Retained earnings		734,105	727,773

		1,448,867	1,420,851

Total liabilities and Shareholders' equity		$1,711,797	$1,660,584

Commitments and contingencies (note 12)
Subsequent events (notes 12, 13 and 16)

The accompanying notes form an integral part of these unaudited condensed consolidated interim financial statements.

Centerra Gold Inc.

Condensed Consolidated Interim Statements of Earnings and Comprehensive Income

(Unaudited)

(Expressed in Thousands of United States Dollars, except per share amounts)

		Three months ended June 30,		Six months ended June 30,
	Notes	2016	2015	2016	2015
Revenue from gold sales		$161,624	$146,754	$234,845	$359,392
Cost of sales	9	118,003	80,966	149,455	194,909
Standby costs, net		(639)	1,117	(696)	3,821
Regional office administration		3,706	5,026	7,048	10,302

Earnings from mine operations		40,554	59,645	79,038	150,360
Revenue-based taxes		22,627	19,823	32,878	48,522
Other operating expenses		706	777	1,266	663
Pre-development project costs	10	3,987	4,888	5,284	8,170
Exploration and business development		5,149	2,105	7,190	4,869
Corporate administration		6,785	10,790	12,612	20,155

Earnings from operations		1,300	21,262	19,808	67,981
Other (income) expenses, net		(469)	(1,651)	(1,736)	2,594
Finance costs		1,427	1,086	2,674	2,233

Earnings before income taxes		342	21,827	18,870	63,154
Income tax (recovery) expense		(2,570)	(95)	(2,100)	555

Net earnings		$2,912	$21,922	$20,970	$62,599

Other Comprehensive Income
Items that may be subsequently reclassified to earnings:
Net gain (loss) on translation of foreign operation		23	4	(219)	18

Other comprehensive (loss) income		23	4	(219)	18

Total comprehensive income		$2,935	$21,926	$20,751	$62,617

Basic earnings per common share	11	$0.01	$0.09	$0.09	$0.26

Diluted earnings per common share	11	$0.00	$0.09	$0.08	$0.26

The accompanying notes form an integral part of these unaudited condensed consolidated interim financial statements.

Centerra Gold Inc.

Condensed Consolidated Interim Statements of Cash Flows

(Unaudited)

(Expressed in Thousands of United States Dollars)

		Three months ended June 30,		Six months ended June 30,
	Notes	2016	2015	2016	2015
Operating activities
Net earnings		$2,912	$21,922	$20,970	$62,599
Items not requiring (providing) cash:
Depreciation, depletion and amortization	7	55,980	44,820	76,730	115,784
Finance costs		1,427	1,087	2,674	2,233
Loss on disposal of equipment		—	447	119	494
Compensation expense on stock options		722	675	1,344	1,302
Other share based compensation charge (reversal)		(483)	4,472	(1,549)	1,648
Inventory impairment (reversal)	5	1,159	—	(11,786)	—
Income tax (recovery) expense		(2,570)	(95)	(2,100)	555
Other operating items		(1,061)	(1,289)	(562)	(534)

		58,086	72,039	85,840	184,081
Change in operating working capital	15(b)	(890)	41,716	(19,179)	61,799
Change in long-term inventory		—	494	—	349
Income taxes paid		51	64	13	(445)

Cash provided by operations		57,247	114,313	66,674	245,784

Investing activities
Additions to property, plant and equipment	15(a)	(45,017)	(70,461)	(80,422)	(142,627)
Purchase of short-term investments, net		(120,114)	(53,793)	(100,536)	(70,041)
Purchase of interest in Greenstone Gold Mines LP		—	—	—	(67,423)
Decrease (increase) in restricted cash		20	—	(299)	—
(Increase) decrease in long-term other assets		(830)	1,023	(4,238)	(14)

Cash used in investing		(165,941)	(123,231)	(185,495)	(280,105)

Financing activities
Dividends paid—declared in period		(5,146)	(5,209)	(10,170)	(10,426)
Dividends transferred to trust account		(2,248)	(2,352)	(4,468)	(4,704)
Payment of interest and borrowing costs		(3,128)	—	(6,603)	(1,509)
Increase in short-term debt	8	24,000	—	24,000	—
Proceeds from common shares issued for options exercised		682	312	682	581

Cash provided by (used in) financing		14,160	(7,249)	3,441	(16,058)

Decrease in cash during the period		(94,534)	(16,167)	(115,380)	(50,379)
Cash and cash equivalents at beginning of the period		339,767	266,302	360,613	300,514

Cash and cash equivalents at end of the period		$245,233	$250,135	$245,233	$250,135

Cash and cash equivalents consist of:
Cash		$114,776	$97,439	$114,776	$97,439
Cash equivalents		130,457	152,696	130,457	152,696

		$245,233	$250,135	$245,233	$250,135

The accompanying notes form an integral part of these unaudited condensed consolidated interim financial statements.

Centerra Gold Inc.

Condensed Consolidated Interim Statements of Shareholders' Equity

(Unaudited)

(Expressed in Thousands of United States Dollars, except share information)

	Number of Common Shares	Share Capital Amount	Contributed Surplus	Accumulated Other Comprehensive Income	Retained Earnings	Total
Balance at January 1, 2015	236,403,958	$660,554	$22,556	$—	$715,533	$1,398,643

Share-based compensation expense	—	—	1,302	—	—	1,302
Shares issued on exercise of stock options	143,424	922	(341)	—	—	581
Shares issued on redemption of restricted share units	6,777	37	—	—	—	37
Dividends declared (note 11(b))	—	—	—	—	(15,130)	(15,130)
Foreign currency translation	—	—	—	18	—	18
Net earnings for the period	—	—	—	—	62,599	62,599

Balance at June 30, 2015	236,554,159	$661,513	$23,517	$18	$763,002	$1,448,050

Balance at January 1, 2016	237,889,274	$668,705	$24,153	$220	$727,773	$1,420,851

Share-based compensation expense	—	—	1,344	—	—	1,344
Shares issued on exercise of stock options	153,915	1,012	(330)	—	—	682
Shares issued on redemption of restricted share units	3,976	20	—	—	—	20
Shares issued to settle obligations	4,117,120	19,857	—	—	—	19,857
Dividends declared (note 11(b))	—	—	—	—	(14,638)	(14,638)
Foreign currency translation	—	—	—	(219)	—	(219)
Net earnings for the period	—	—	—	—	20,970	20,970

Balance at June 30, 2016	242,164,285	$689,594	$25,167	$1	$734,105	$1,448,867

The accompanying notes form an integral part of these unaudited condensed consolidated interim financial statements.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

1. Nature of operations

        Centerra Gold Inc. ("Centerra" or the "Company") was incorporated under the Canada Business Corporations Act on November 7, 2002. Centerra's common shares are listed on the Toronto Stock Exchange. The Company is domiciled in Canada and the registered office is located at 1 University Avenue, Suite 1500, Toronto, Ontario, M5J 2P1. The Company is engaged in the production of gold and related activities including exploration, development, mining and processing in the Kyrgyz Republic, Mongolia, Turkey, Portugal, Mexico, Nicaragua and Canada.

        On July 5, 2016, the Company announced that it had entered into a definitive arrangement agreement with Thompson Creek Metals Company Inc. ("Thompson Creek"), whereby Centerra will acquire all of the issued and outstanding common shares of Thompson Creek. See note 16 for additional details of the proposed transaction.

2. Basis of preparation

        These condensed consolidated interim financial statements ("interim financial statements") of the Company have been prepared in accordance with International Accounting Standard 34, Interim Financial Reporting ("IAS 34"), as issued by the International Accounting Standards Board ("IASB"), using accounting policies consistent with those used in its consolidated financial statements as at and for the year ending December 31, 2015. These financial statements do not contain all of the required annual disclosures and should be read in conjunction with the Company's December 31, 2015 annual consolidated financial statements. Certain comparative figures included in the statement of cash flows have been reclassified to comply with the basis of presentation adopted in the current year.

        These interim financial statements were authorized for issuance by the Board of Directors of the Company on July 26, 2016.

3. Changes in accounting policies

Recently adopted accounting policies are as follows:

        IFRS 9, Financial Instruments ("IFRS 9") was issued by the IASB in July 2014. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. IFRS 9 provides a revised model for recognition, measurement and impairment of financial instruments. IFRS 9 also includes a substantially reformed approach to hedge accounting. The Company adopted IFRS 9 in its financial statements on April 1, 2016. The adoption of this standard did not have a material impact on the Company's consolidated financial statements, but did result in additional disclosure.

Recently issued but not adopted accounting guidance are as follows:

        In May 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers ("IFRS 15"). IFRS 15 establishes principles for reporting the nature, amount, timing, and uncertainty of revenue and cash flows arising from an entity's contract with customers. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. The Company is currently assessing the impact of adopting this standard on its consolidated financial statements.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

3. Changes in accounting policies (Continued)

        In January 2016, the IASB issued a new standard and a number of amendments:

  •
  New standard IFRS 16, Leases ("IFRS 16"). This standard is effective for annual periods beginning on or after January 1, 2019, and permits early adoption, provided IFRS 15, has been applied, or is applied at the same date as IFRS 16. IFRS 16 requires lessees to recognize assets and liabilities for most leases. The Company is in the process of determining the impact of IFRS 16 on its consolidated financial statements.

  •
  Amendments to IAS 7, Statements of Cash Flows ("IAS 7"). The amendments require disclosures that enable users of financial statements to evaluate changes in liabilities arising from financing activities, including both changes arising from cash flow and non-cash changes. The amendments apply prospectively for annual periods beginning on or after January 1, 2017, with earlier application permitted. The Company intends to adopt the amendments to IAS 7 in its financial statements for the annual period beginning on January 1, 2017. The extent of the impact of adoption of the amendments has not yet been determined.

  •
  Amendments to IAS 12, Income Taxes ("IAS 12"). The amendments apply for annual periods beginning on or after January 1, 2017 with retrospective application. Early application of the amendments is permitted. The amendments clarify that the existence of a deductible temporary difference is not affected by possible future changes in the carrying amount or expected manner of recovery of the asset and also clarify the methodology to determine the future taxable profits used for assessing the utilization of deductible temporary differences. The Company intends to adopt the amendments to IAS 12 in its financial statements for the annual period beginning on January 1, 2017. The extent of the impact of adoption of the amendments has not yet been determined.

4. Amounts receivable

	June 30, 2016	December 31, 2015
Gold sales receivable from related party (note 13)	$39,214	$25,725
Consumption tax receivable	1,594	1,840
Other receivables	1,976	1,216

	$42,784	$28,781

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

5. Inventories

	June 30, 2016	December 31, 2015
Stockpiles of ore	$200,142	$144,758
Gold in-circuit	30,061	23,155
Heap leach in circuit	—	226
Gold doré	2,927	5,632

	233,130	173,771
Supplies	154,856	173,240

Total inventories (net of provisions)	$387,986	$347,011

        In the six months ended June 30, 2016, the Company has recognized a net reversal of $11.8 million in net realizable value ("NRV") charges recorded against gold inventories that was recorded as at December 31, 2015 (a reversal of $13.0 million in the period ended March 31, 2016 and an additional charge of $1.2 million in the period ended June 30, 2016). See note 9 for additional information. The Company recorded a provision for supplies obsolescence of $23.9 million as at June 30, 2016 (December 31, 2015—$21.1 million), resulting in supplies inventory net of the provision of $154.9 million as at June 30, 2016 (December 31, 2015—$173.2 million).

6. Prepaid expenses

	June 30, 2016	December 31, 2015
Insurance	$309	$4,261
UniCredit Bank AG credit facility financing fees (note 8)	3,138	—
Rent	148	195
Deposit for consumable supplies	3,445	4,657
Advances for project development	—	1,453
Other	1,702	2,314

	$8,742	$12,880

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

7. Property, plant and equipment

        The following is a summary of the carrying value of property, plant and equipment ("PP&E"):

	Buildings, plant and equipment	Mineral properties	Capitalized stripping costs	Mobile equipment	Construction in progress	Total
Cost
Balance January 1, 2016	$445,980	$289,657	$1,118,167	$455,069	$49,808	$2,358,681
Additions	502	8,010	39,674	133	55,066	103,385
Disposals/Retirements	(2,183)	(118)	(814,029)	(22,670)	—	(839,000)
Reclassification	1,106	—	—	33,679	(34,785)	—

Balance June 30, 2016	$445,405	$297,549	$343,812	$466,211	$70,089	$1,623,066

Accumulated depreciation
Balance January 1, 2016	$266,048	$153,224	$905,223	$341,170	$—	$1,665,665
Charge for the period	6,610	49	57,174	34,006	—	97,839
Disposals/Retirements	(2,183)	—	(814,029)	(22,670)	—	(838,882)

Balance June 30, 2016	$270,475	$153,273	$148,368	$352,506	$—	$924,622

Net book value
Balance January 1, 2016	$179,932	$136,433	$212,944	$113,899	$49,808	$693,016

Balance June 30, 2016	$174,930	$144,276	$195,444	$113,705	$70,089	$698,444

        In the six month period ended June 30, 2016 the Company offset $814 million of fully depreciated capitalized stripping costs with the associated accumulated depreciation. The net impact to the PP&E balance was nil.

        The following is an analysis of the depreciation, depletion and amortization charge recorded in the Statements of Financial Position and Statements of Earnings:

	Three months endede June 30,		Six months ended June 30,
	2016	2015	2016	2015
Amount recorded in cost of sales (note 9)	$55,697	$45,008	$78,006	$115,467
Amount recorded in corporate administration	99	92	198	189
Amount recorded in standby costs	184	(280)	(1,474)	128

Total included in Statements of Earnings	55,980	44,820	76,730	115,784
Movement in inventories (note 15(b))	(2,138)	(37,948)	10,751	(55,801)
Amount capitalized in PP&E (note 15(a))	6,703	16,433	10,358	32,281

Depreciation, depletion and amortization charge for the period	$60,545	$23,305	$97,839	$92,264

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

8. Short-term debt

	June 30, 2016	December 31, 2015
EBRD revolving credit facility	$100,000	$76,000
Deferred financing fee	(1,866)	—

Total	$98,134	$76,000

EBRD Revolving Credit Facility

        On February 12, 2016, the Company entered into a new five-year $150 million revolving credit facility with European Bank for Reconstruction and Development ("the EBRD Facility"). In the second quarter of 2016, the Company drew $24 million to increase borrowings under the EBRD Facility to $100 million at June 30, 2016. The funds are available to be re-drawn on a semi-annual basis and at the Company's discretion repayment of the loaned funds may be extended until 2021.

        The terms of the EBRD Facility require the Company to pledge certain mobile equipment from the Kumtor mine as security with a net book value of $123.7 million as at June 30, 2016 (December 31, 2015—$136.5 million), and maintain compliance with specified covenants (including financial covenants). The Company was in compliance with the covenants for the three months and six months ended June 30, 2016.

EBRD Facility	June 30, 2016	December 31, 2015
Undrawn amount of the facility	$50,000	$74,000
Interest rate—six month LIBOR plus(1)	3.0%	2.9%

(1)
Interest is payable at the end of the term.

UniCredit Facility

        On April 5, 2016, Öksüt Madencilik Sanayi ve Ticaret A.S. ("OMAS"), a wholly-owned subsidiary of the Company, entered into a $150 million credit facility agreement with UniCredit Bank AG (the "UniCredit Facility") expiring on December 30, 2021. The purpose of the UniCredit Facility is to assist in financing the construction of the Company's Öksüt Project. As at June 30, 2016, $3.1 million of UniCredit Facility deferred financing fees were included in prepaid expenses (note 6) as the Company has yet to draw from the facility. The deferred financing fees are being amortized on a straight-line basis over the term of the UniCredit Facility consistent with IFRS 9 (note 14). Drawdown under the

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

8. Short-term debt (Continued)

UniCredit Facility is subject to certain specified conditions precedent. The UniCredit Facility is secured by Öksüt assets and is non-recourse to the Company.

UniCredit Facility	June 30, 2016
Undrawn amount of the facility	$150,000
Interest rate—LIBOR plus(1)	2.65% - 2.95%

(1)
The interest rate applied is dependent on the completion of the Öksüt project construction.

9. Cost of sales

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Operating costs:
Salaries and benefits	$15,048	$15,875	$28,947	$30,997
Consumables	35,682	11,076	81,779	26,334
Third party services	826	1,072	1,491	1,922
Other operating costs	3,277	2,808	6,358	4,638
Royalties, levies and production taxes	93	226	189	515
Changes in inventories—cash component	6,221	4,901	(35,529)	15,036

	61,147	35,958	83,235	79,442
Impairment (reversal) of gold inventory (note 5)	1,159	—	(11,786)	—
Depreciation, depletion and amortization	55,697	45,008	78,006	115,467

	$118,003	$80,966	$149,455	$194,909

10. Pre-development project costs

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Greenstone Gold Property	$3,987	$3,045	$5,284	$4,523
Öksüt Gold Project	—	1,843	—	3,647

	$3,987	$4,888	$5,284	$8,170

        In the third quarter of 2015, the Board of Directors of the Company made the decision to develop the Öksüt Gold Project. In accordance with the Company's accounting policies, development costs of the project subsequent to this date are capitalized. In the three and six months ended June 30, 2016, the Company capitalized $1.7 million and $5.3 million of Öksüt Gold Project development costs, respectively, as "Construction in Progress", part of PP&E (note 7).

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

11. Shareholders' equity

a.     Earnings per share

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net earnings attributable to shareholders	$2,912	$21,922	$20,970	$62,599
Adjustments to earnings:
Impact of performance share units	(2,049)	—	(2,870)	—
Impact of restricted share units	—	—	—	52

Net earnings for the purposes of diluted earnings per share	$863	$21,922	$18,100	$62,651

        Basic and diluted earnings per share computation:

	Three months ended June 30,		Six months ended June 30,
(Thousands of units)	2016	2015	2016	2015
Basic weighted average number of common shares outstanding	242,051	236,511	240,854	236,482
Effect of stock options	465	319	424	259
Effect of restricted share units	—	—	—	247

Diluted weighted average number of common shares outstanding	242,516	236,830	241,278	236,988

Basic earnings per common share	$0.01	$0.09	$0.09	$0.26
Diluted earnings per common share	$0.00	$0.09	$0.08	$0.26

        For the three and six months ended June 30, 2016 and 2015 certain potentially dilutive stock options were excluded from the calculation of diluted earnings per share due to the exercise prices being greater than the average market price of the Company's ordinary shares for the period.

        Potentially dilutive securities are summarized below:

	Three months ended June 30,		Six months ended June 30,
(Thousands of units)	2016	2015	2016	2015
Stock options	2,778	4,498	2,360	4,246
Restricted share units	108	243	115	—

	2,886	4,741	2,475	4,246

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

11. Shareholders' equity (Continued)

b.     Dividends

        Dividends are declared and paid in Canadian dollars. The details of the dividends declared in the three and six months ended June 30, 2016 and 2015 are as follows:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Dividend declared	$7,394	$7,561	$14,638	$15,130

Dividend declared (Canadian Dollars per share amount)	$0.04	$0.04	$0.08	$0.08

        At June 30, 2016, accrued dividends payable to Kyrgyzaltyn JSC ("Kyrgyzaltyn") were $14.5 million (December 31, 2015—$9.3 million)—note 13.

12. Commitments and contingencies

Commitments

(a)   Contracts

        As at June 30, 2016, the Company had entered into contracts to purchase capital equipment and operational supplies totalling $65.5 million (Kumtor—$39.1 million, Öksüt Project $24.6 million, Greenstone Gold Property—$1.4 million and Boroo—$0.4 million), a majority of which are expected to be settled over the next twelve months.

(b)   Greenstone Gold Mines LP

        As partial consideration for the Company's initial 50% partnership interest in Greenstone Gold Mines LP, the Company agreed to commit up to an additional Cdn$185 million to fund the project, subject to certain feasibility and project advancement criteria. In the event that the project is put under care and maintenance as a result of feasibility study or project criteria not being met, the Company will be required to make contributions towards the costs associated with the care and maintenance of the project for a period of two years or until the Cdn$185 million is spent (if such event occurs first), after which time the partners would fund such costs on a pro rata basis. Any such costs will form part of the Cdn$185 million development contributions commitment of the Company, as noted above. As at June 30, 2016, the Company has funded a total of Cdn$36.5 million ($28.2 million) of its commitment since the inception of the partnership.

Contingencies

        Various legal and tax matters are outstanding from time to time due to the nature of the Company's operations. While the final outcome with respect to actions outstanding or pending at June 30, 2016 cannot be predicted with certainty, it is management's opinion that it is not, except as noted below, more likely than not that these actions will result in the outflow of resources to settle the obligation; therefore no amounts have been accrued.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

12. Commitments and contingencies (Continued)

Kyrgyz Republic

Notice of Arbitration

        On May 30, 2016, Centerra delivered a notice of arbitration to the Kyrgyz Republic government and Kyrgyzaltyn in connection with certain ongoing disputes relating to the Kumtor Project. These include, among other things: (i) each of the environmental claims brought by the Kyrgyz Republic State Inspectorate for Environment and Technical Safety ("SIETS") and the Kyrgyz Republic State Agency for Environment Protection and Forestry ("SAEPF") and the decisions of the Kyrgyz Republic courts related thereto; and (ii) the previously announced claims of the Kyrgyz Republic General Prosecutor's Office ("GPO") seeking to unwind a $200 million inter-corporate dividend paid by Kumtor Gold Company ("KGC") to Centerra in December 2013 and the related search of KGC's Bishkek office conducted on April 28, 2016. On July 12, 2016, the Company delivered an amended notice of arbitration to the Kyrgyz Republic Government and Kyrgyzaltyn to include, among other things, subsequent decisions of the Kyrgyz Republic courts in relation to the claims of SIETS and SAEPF and actions by Kyrgyz Republic instrumentalities, including the GPO, which interfere with KGC's operations.

        Even if the Company is successful in reducing the amounts claimed or overturn the claims brought by SIETS, SAEPF or other matters which the Company believes are subject to the notice of arbitration, there are no assurances that such an arbitration award would be recognized and enforced by courts in the Kyrgyz Republic, as the courts of the Kyrgyz Republic have held that certain environmental claims brought by SIETS and SAEPF are not within the scope of the arbitration provision of the 2009 Restated Investment Agreement. Accordingly, the Company may be obligated to pay part of or the full amounts of, among others, the SIETS and SAEPF claims regardless of the action taken by the arbitrator. The Company may not have sufficient insurance to cover these costs and there are no litigation reserves for such amounts. If the Company were obligated to pay these amounts, it would have a material adverse impact on the Company's future cash flows, earnings, results of operations and financial condition.

Kyrgyz Permitting and Regulatory Matters

        On June 23, 2016, the Company received its 2016 maximum allowable emissions permit for its Kumtor Project from SAEPF, which is valid until December 31, 2016. In addition, Kumtor Project also received approval from SAEPF for its 2016 maximum allowable discharge permit which allows for discharge of treated effluent. On June 27, 2016, SAEPF issued its official environmental expertise (approval) on the 2016 mine plan for the Kumtor Project. Centerra now has all the necessary permits and approvals in place for continuous operations at the Kumtor Project throughout the second half of 2016.

        However, KGC notes that subsequent to the end of the quarter on July 11, 2016, SAEPF expressed concerns to KGC about approving Kumtor's Ecological Passport due to the application of the 2005 Kyrgyz Republic Water Code and would not provide the renewed Ecological Passport. As previously noted, the Ecological Passport identifies some of the permits and approvals required by Kumtor for its operations. KGC continues to be in discussions with SAEPF, however the Company does

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

12. Commitments and contingencies (Continued)

not believe that the absence of the Ecological Passport will have a material effect on Kumtor project operations.

        While KGC management will continue to work closely with SAEPF and the Kyrgyz State Agency for Geology and Mineral Resources to obtain all necessary permits and approvals for continued operation of the Kumtor Project beyond December 31, 2016, Centerra can provide no assurance that such permits and approvals will be granted in a timely fashion or at all. Failure to obtain the necessary permits and approvals in a timely fashion could lead to suspension of Kumtor Project operations until such permits and approvals are obtained.

        KGC continues to operate fully in compliance with permits as granted. The Company understands that the delay in obtaining the necessary approvals and permits related to, among other things, concerns regarding the mining of ice at Kumtor. With regard to the mining of ice, regulatory authorities referenced the 2005 Water Code of the Kyrgyz Republic ("Water Code") and its prohibition regarding the mining of ice. Centerra has repeatedly disputed the interpretation of the Water Code by the regulatory agencies based on the rights provided to Centerra and KGC under the Kumtor Project Agreements.

        Should Kumtor be prohibited from moving ice (as a result of the purported application of the Water Code) or if any required permits are withdrawn or not renewed, the entire December 31, 2015 mineral reserves at Kumtor, and Kumtor's current life-of-mine plan would be at risk, leading to an early closure of the operation. Centerra believes that any disagreements with respect to the foregoing would be subject to international arbitration under the Kumtor Project Agreements.

SIETS and SAEPF Claims

        As previously disclosed, the Kumtor project is subject to a number of claims made by, among others, Kyrgyz Republic state environmental agencies. The Company believes that such claims are, in substance, an attempt by the Kyrgyz Republic to impose additional taxes and payments on the Kumtor project which are prohibited by the terms of the 2009 Restated Investment Agreement and are not based on improper environmental practices or conduct.

        On May 25, 2016, the Bishkek Inter-District Court in the Kyrgyz Republic ruled against Kumtor Operating Company ("KOC"), Centerra's wholly-owned subsidiary, on two claims made by SIETS in relation to the placement of waste rock at the Kumtor waste dumps and unrecorded wastes from Kumtor's effluent and sewage treatment plants. The Inter-District Court awarded damages of 6,698,878,290 Kyrgyz soms (approximately $99.4 million) and 663,839 Kyrgyz soms (approximately $10,000), respectively. On June 1, 2016, the Inter-District Court ruled against KOC on two other claims made by SIETS in relation to alleged land damage and failure to pay for water use. The Inter-District Court awarded damages of 161,840,109 Kyrgyz soms (approximately $2.4 million) and 188,533,730 Kyrgyz soms (approximately $2.8 million), respectively. Centerra and KOC strongly dispute the SIETS claims and have appealed the decisions to the Bishkek City Court and will, if necessary, appeal to the Kyrgyz Republic Supreme Court.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

12. Commitments and contingencies (Continued)

        On June 3, 2016, the Inter-District Court held a hearing in respect of the claim made by SAEPF alleging that Kumtor owes additional environmental pollution fees in the amount of approximately $220 million. The court did not issue a decision on the merits of the claim itself. However, at the request of SAEPF, the court granted an interim order against KGC, to secure SAEPF's claim. The interim order prohibits KGC from taking any actions relating to certain financial transactions including, transferring property or assets, declaring or paying dividends or making loans. The injunction is effective immediately. KGC's appeal of the Inter-District Court's order to Bishkek City Court was dismissed on July 19, 2016 and the Company intends to appeal that decision to the Kyrgyz Republic Supreme Court. As a result of the appeal by KGC, the proceedings on the merits of the SAEPF claim at the Bishkek Inter-District Court to be held on June 21, 2016 were suspended pending resolution of the appeal.

2013 KGC Dividend Civil Proceeding

        On June 3, 2016, the Inter-District Court also renewed a claim previously commenced by the GPO seeking to unwind the $200 million dividend paid by KGC to Centerra in December 2013 (the "2013 Dividend"). Centerra believes that the claim is without merit.

Mongolia

Gatsuurt

        Throughout the first quarter of 2016, the Company held discussions with the Mongolian Government to implement the previously disclosed 3% special royalty in lieu of the Government's 34% direct interest in the Gatsuurt Project. Various working groups have been established by the Mongolian Government to negotiate with Centerra and its wholly-owned subsidiary, Centerra Gold Mongolia ("CGM"), the definitive agreements relating to the Gatsuurt Project.

        Concurrent with the negotiations of such agreements, the Company expects to undertake economic and technical studies to update the existing studies on the project, which were initially completed and published in May 2006. As part of such work, the Company is conducting a program of exploration drilling, and geotechnical and additional hydrogeological drilling.

        There are no assurances that Centerra will be able to negotiate definitive agreements with the Mongolian Government or that such economic and technical studies and drilling programs will have positive results. The inability to successfully resolve all such matters could have a material impact on the Company's future cash flows, earnings, results of operations and financial condition.

Corporate

Ontario Court Proceedings Involving the Kyrgyz Republic and Kyrgyzaltyn

        Since 2011, there have been four applications commenced in the Ontario courts by different applicants against the Kyrgyz Republic and Kyrgyzaltyn JSC, each seeking to enforce in Ontario international arbitral awards against the Kyrgyz Republic. None of these disputes relate directly to Centerra or the Kumtor Project. In each of these cases, the applicants have argued that the Kyrgyz

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

12. Commitments and contingencies (Continued)

Republic has an interest in the Common Shares held by Kyrgyzaltyn JSC, a state controlled entity, and therefore that such applicant(s) are entitled to seize such number of Common Shares and/or such amount of dividends as necessary to satisfy their respective arbitral awards against the Kyrgyz Republic. Subsequent to the quarter end, on July 11, 2016, the Ontario Superior Court of Justice released a decision on the common issue in these four applications as to whether the Kyrgyz Republic has an exigible ownership interest in the Common Shares held by Kyrgyzaltyn JSC. The Ontario Superior Court of Justice held that the Kyrgyz Republic does not have any equitable or other right, property, interest or equity of redemption in the Common Shares held by Kyrgyzaltyn JSC. As a result, on July 20, 2016, subsequent to the quarter end, the Ontario Superior Court of Justice set aside previous injunctions which prevented Centerra from, among other things, paying any dividends to Kyrgyzaltyn. Accordingly, Centerra has now released to Kyrgyzaltyn approximately $14.5 million which was previously held in trust for the benefit of two Ontario court proceedings.

13. Related Party Transactions

Kyrgyzaltyn

        Revenues from the Kumtor gold mine are subject to a management fee of $1.00 per ounce based on sales volumes, payable to Kyrgyzaltyn, a shareholder of the Company and a state-owned entity of the Kyrgyz Republic.

        The table below summarizes the management fees paid and accrued by KGC, a subsidiary of the Company, to Kyrgyzaltyn and the amounts paid and accrued by Kyrgyzaltyn to KGC according to the terms of a Restated Gold and Silver Sale Agreement ("Sales Agreement") between KGC, Kyrgyzaltyn and the Government of the Kyrgyz Republic dated June 6, 2009. In March 2016, KGC agreed to a $0.50 per ounce increase in the discount attributable to gold sales under the Sales Agreement.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

13. Related Party Transactions (Continued)

        The breakdown of the sales transactions and expenses with Kyrgyzaltyn are as follows:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Included in sales:
Gross gold and silver sales to Kyrgyzaltyn	$162,582	$142,293	$236,276	$348,321
Deduct: refinery and financing charges	(958)	(700)	(1,431)	(1,738)

Net sales revenue received from Kyrgyzaltyn	$161,624	$141,593	$234,845	$346,583

Included in expenses:
Contracting services provided by Kyrgyzaltyn	$347	$368	$699	$664
Management fees to Kyrgyzaltyn	128	119	190	288

Expenses paid to Kyrgyzaltyn	$475	$487	$889	$952

Dividends:
Dividends declared to Kyrgyzaltyn	$2,364	$2,476	$4,701	$4,952
Withholding taxes	(118)	(124)	(235)	(248)

Net dividends declared to Kyrgyzaltyn	$2,246	2,352	$4,466	$4,704

        In the three and six months ended June 30, 2016, the Company declared dividends, net of withholding taxes, of $2.2 million and $4.5 million, respectively, to Kyrgyzaltyn (three and months ended June 30, 2015—$2.4 million and $4.7 million, respectively). These funds were held in trust as a result of Ontario court proceedings against the Kyrgyz Republic and Kyrgyzaltyn. As a result of an Ontario court decision, the dividends previously held in trust were released to Kyrgyzaltyn on July 26, 2016 (note 12).

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

13. Related Party Transactions (Continued)

Related party balances

        The assets and liabilities of the Company include the following amounts receivable from and payable to Kyrgyzaltyn:

	June 30, 2016	December 31, 2015
Amounts receivable	$39,214	$25,725

Dividends payable (net of withholding taxes)	$17,562	$13,096
Net unrealized foreign exchange gain	(3,025)	(3,766)

Dividends payable (net of withholding taxes)(a)	14,537	9,330
Amounts payable	1,130	1,039

Total related party liabilities	$15,667	$10,369

(a)
Equivalent of Cdn$18.8 million as at June 30, 2016 (December 31, 2015—Cdn$12.9 million).

        Gold produced by the Kumtor mine is purchased at the mine site by Kyrgyzaltyn for processing at its refinery in the Kyrgyz Republic pursuant to the Sales Agreement. Amounts receivable from Kyrgyzaltyn arise from the sale of gold to Kyrgyzaltyn. Kyrgyzaltyn is required to pay for gold delivered within 12 days from the date of shipment. Default interest is accrued on any unpaid balance after the permitted payment period of 12 days. The obligations of Kyrgyzaltyn are partially secured by a pledge of 2,850,000 shares of Centerra owned by Kyrgyzaltyn.

        As at June 30, 2016, $39.2 million was outstanding under the Sales Agreement (December 31, 2015—$25.7 million). Subsequent to June 30, 2016, the previously outstanding balance receivable from Kyrgyzaltyn was paid in full.

14. Financial instruments

        The Company's financial instruments include cash and cash equivalents, short-term investments, restricted cash, amounts receivable, reclamation trust fund, long-term receivables, short-term debt, dividends payable, revenue-based taxes payable, accounts payable and accrued liabilities.

IFRS 9—Financial Instruments

        The Company has early adopted all of the requirements of IFRS 9, with a date of initial application of April 1, 2016. The approach in IFRS 9 is based on how an entity manages its financial instruments and the contractual cash flow characteristics of the financial asset. Most of the requirements in IAS 39 for classification and measurement of financial liabilities were carried forward in IFRS 9. IFRS 9 introduced a single expected credit loss impairment model, which is based on changes in credit quality since initial recognition.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

14. Financial instruments (Continued)

        The adoption of the expected credit loss impairment model did not have a significant impact on the company's financial statements. The Company's financial instruments are accounted for as follows under IFRS 9 as compared to the Company's previous policy in accordance with IAS 39:

	IAS 39	IFRS 9
Assets
Cash and cash equivalents	Fair value through earnings (loss)	Fair value through earnings (loss)
Short-term investments	Fair value through earnings (loss)	Amortized cost
Restricted cash	Fair value through earnings (loss)	Fair value through earnings (loss)
Amounts receivable	Loans and receivables	Amortized cost
Reclamation trust fund	Fair value through earnings (loss)	Amortized cost
Long-term receivables	Loans and receivables	Amortized cost
Liabilities
Accounts payable and accrued liabilities	Other financial liabilities	Amortized cost
Short-term debt	Other financial liabilities	Amortized cost
Dividend payable to related party	Other financial liabilities	Amortized cost
Revenue-based taxes payable	Other financial liabilities	Amortized cost

        IFRS 9 does not require restatement of comparative periods. Management has concluded that the adoption of IFRS 9 has no retrospective impact to the Company that would require an adjustment to opening components of equity.

        As a result of the adoption of IFRS 9, the Company's accounting policy for financial instruments has been updated as follows:

Financial assets

        Financial assets are classified as either financial assets at fair value through earnings (loss), amortized cost, or fair value through other comprehensive income. The Company determines the classification of its financial assets at initial recognition.

  i.
  Financial assets recorded at fair value through earnings (loss)

        Financial assets are classified at fair value if they are acquired for the purpose of selling in the near term. Gains or losses on these items are recognized in the Statement of Earnings.

        The Company's cash and cash equivalents and restricted cash are classified as financial assets measured at fair value through earnings (loss).

  ii.
  Amortized cost

        Financial assets are recorded at amortized cost if both of the following criteria are met: 1) the object of the Company's business model for these financial assets is to collect their contractual cash flows and 2) the asset's contractual cash flows represent 'solely payments of principal and interest'. The

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

14. Financial instruments (Continued)

Company's short-term investments, reclamation trust fund, amounts receivable and long-term receivables are recorded at amortized cost as they meet the required criteria. A provision is recorded when the estimated recoverable amount of the financial asset is lower than the carrying amount. The carrying values of short-term investments, reclamation trust fund and amounts receivable approximate their fair values, as they are short-term in nature.

Financial liabilities

        Financial liabilities (excluding derivatives) are derecognized when the obligation specified in the contract is discharged, cancelled or expired. For financial liabilities, IFRS 9 retains most of the IAS 39 requirements and since the Company does not have any financial liabilities designated at fair value through earnings (loss), the adoption of IFRS 9 did not impact our accounting policies for financial liabilities. Accounts payable and accrued liabilities, short-term debt, dividend payable to related party and revenue-based taxes payable are accounted for at amortized cost.

        Transaction costs associated with financial instruments, carried at fair value through profit or loss, are expensed as incurred, while transaction costs associated with all other financial instruments are included in the initial carrying amount of the asset or the liability. The amortization of short-term debt financing fees is calculated on a straight-line basis over the term of the credit facility.

Fair value measurement

        All financial instruments measured at fair value are categorized into one of three hierarchy levels for which the financial instruments must be grouped based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's assumptions. These two types of inputs create the following fair value hierarchy:

  Level 1: observable inputs such as quoted prices in active markets;

  Level 2: inputs, other than the quoted market prices in active markets, which are observable, either directly and/or indirectly; and

  Level 3: unobservable inputs for the asset or liability in which little or no market data exists, which therefore require an entity to develop its own assumptions.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

14. Financial instruments (Continued)

        Classification and the fair value measurement by level of the financial assets and liabilities in the Statement of Financial Position were as follows:

June 30, 2016

	Amortized cost	Assets/liabilities at fair value through earnings (loss)
Financial assets (Level 1)
Cash and cash equivalents	$—	$245,233
Short-term investments	282,149	—
Restricted cash	—	15,541
Amounts receivable	42,784	—
Reclamation trust fund(a)	21,952	—
Long-term receivables(a)	1,310	—

	$348,195	$260,774

Financial liabilities (Level 1)
Trade creditors and accruals	$62,418	$—
Short-term debt	98,134	—
Dividend payable to related party	14,537	—
Revenue-based taxes payable	10,752	—

	$185,841	$—

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

14. Financial instruments (Continued)

December 31, 2015

	Amortized cost	Assets/liabilities at fair value through earnings (loss)
Financial assets (Level 1)
Cash and cash equivalents	$—	$360,613
Short-term investments	181,613	—
Restricted cash	—	9,989
Amounts receivable	28,781	—
Reclamation trust fund(a)	18,909	—
Long-term receivables(a)	1,510	—

	$230,813	$370,602

Financial liabilities (Level 1)
Trade creditors and accruals	$65,765	$—
Short-term debt	76,000	—
Dividend payable to related party	9,330	—
Revenue-based taxes payable	9,152	—

	$160,247	$—

(a)
Included in 'Other Assets' in the Statement of Financial Position.

        As at June 30, 2016 and December 31, 2015, the Company did not have any financial assets or financial liabilities that are measured under Level 2 or 3.

15. Supplemental disclosures

a.     Investment in PP&E

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Additions to PP&E during the period (note 7)	$(53,735)	$(86,589)	$(103,385)	$(174,814)
Purchase of Teck royalty via share issuance	—	—	2,954	—
Depreciation and amortization included in additions to PP&E (note 7)	6,703	16,433	10,358	32,281
(Decrease) increase in accruals included in additions to PP&E	2,015	(305)	9,651	(94)

	$(45,017)	$(70,461)	$(80,422)	$(142,627)

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

15. Supplemental disclosures (Continued)

b.     Changes in operating working capital

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
(Increase) decrease in amounts receivable	$(39,637)	34,119	(14,003)	$42,096
(Increase) decrease in inventory—ore and metal(a)	7,910	30,540	(47,573)	57,512
Decrease in inventory—supplies	14,148	15,744	18,383	5,584
Decrease in prepaid expenses	3,720	2,300	7,096	4,504
Increase in trade creditors and accruals(b)	9,421	3,340	13,559	24,383
Increase (decrease) in revenue-based tax payable	7,585	(6,180)	1,600	(16,136)
Decrease (increase) in depreciation and amortization included in inventory	(2,138)	(37,948)	10,751	(55,801)
(Increase) decrease in accruals included in additions to PP&E	(2,015)	118	(9,651)	(94)
Increase (decrease) in other taxes payable	116	(317)	659	(249)

	$(890)	41,716	(19,179)	$61,799

(a)
Increase in the three and six months ended June 30, 2016 excludes $1.1 million inventory impairment and $11.8 million reversal of inventory impairment, respectively (three and six months ended June 30, 2015—nil).

(b)
Excludes $16.9 million of accounts payable settled via share issuance in the six months ended June 30, 2016.

16. Subsequent events

a)    Acquisition of Thompson Creek

  i)
  Definitive Arrangement Agreement

        On July 5, 2016, the Company announced that it had entered into a definitive arrangement agreement with Thompson Creek pursuant to which the Company will acquire all of the issued and outstanding common shares of Thompson Creek ("the Transaction"). Under the terms of the arrangement, all of the Thompson Creek issued and outstanding common shares will be exchanged on the basis of 0.0988 of a Centerra common share for each Thompson Creek common share. Upon completion of the Transaction, Thompson Creek shareholders are expected to own approximately 8% of the combined company. In connection with the closing of the Transaction, Centerra will redeem all of Thompson Creek's outstanding Senior Secured Notes due in 2017 and Unsecured Notes due in 2018 and 2019 at their call price plus accrued and unpaid interest, in accordance with their terms.

        Thompson Creek's primary asset is the Mount Milligan mine in British Columbia, Canada. In connection with the Transaction, Centerra has entered into a binding commitment letter with Royal Gold Inc. ("Royal Gold") whereby, upon closing of the Transaction, Royal Gold's current 52.25% gold

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

16. Subsequent events (Continued)

streaming interest at Mount Milligan will be amended to a 35.00% gold stream and 18.75% copper stream.

        The acquisition is subject to TCM shareholders and other applicable regulatory approvals, and satisfaction of other customary conditions. If approved, the Transaction is expected to close in the fall of 2016. Should the Transaction not be completed, in certain circumstances termination fees of $35 million will be paid to Centerra.

  ii)
  Financing

        In connection with the Transaction, the Company entered into an agreement with BMO Capital Markets Inc., Scotia Capital Inc. and Credit Suisse Securities (Canada) Inc. (collectively, the "Underwriters"), under which the Underwriters purchased on a bought deal basis 26,599,500 subscription receipts (the "Subscription Receipts"), at a price of Cdn$7.35 per Subscription Receipt for gross proceeds to the Company of approximately Cdn$195.5 million (the "Offering"). The net proceeds of the Offering, Cdn$185.7 million, will be used to partially fund the redemption of the secured and unsecured notes of Thompson Creek in connection with the Transaction. The funds will be held in escrow until the Transaction is finalized.

        Each Subscription Receipt represents the right of the holder to receive, upon closing of the Transaction, without payment of additional consideration or further action, one common share of Centerra plus an amount equal to the amount per Common Share of any cash dividends for which a record date has occurred on or after the closing of the Offering and before the date on which Common Shares underlying the Subscription Receipts are issued or deemed to be issued, net of applicable withholding taxes, if any.

        The Offering closed on July 20, 2016.

        In connection with the Transaction, the Bank of Nova Scotia has committed to provide credit facilities with an aggregate principal amount of $325 million to finance a portion of the Transaction and to pay certain related fees and expenses. The 5-year term facilities will consist of a $75 million senior secured revolving credit facility (the "Revolving Facility") and a $250 million senior secured non-revolving term credit facility (the "Term Facility"). The Term Facility is to be used to fund part of the Transaction, while the Revolving Facility is to be used in part for the Transaction but can also be used for working capital purposes. Finalizing the credit facilities is contingent on completing the Transaction.

b)    Approval of Dividend

        On July 26, 2016, the Company announced that its Board of Directors approved a quarterly dividend of Cdn$0.04 per common share. The dividend is payable August 25, 2016 to shareholders of record on August 11, 2016.

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

17. Segmented information

        The following table reconciles segment operating profit per the reportable segment information to operating profit per the Statements of Earnings.

Three months ended June 30, 2016

(Millions of U.S. Dollars)	Kyrgyz Republic	Mongolia	Turkey	Corporate and other	Total
Revenue from gold sales	$161.6	$—	$—	$—	$161.6
Cost of sales	118.0	—	—	—	118.0
Standby costs, net	—	(0.6)	—	—	(0.6)
Regional office administration	3.7	—	—	—	3.7

Earnings from mine operations	39.9	0.6	—	—	40.5
Revenue-based taxes	22.6	—	—	—	22.6
Other operating expenses	0.7	—	—	—	0.7
Pre-development project costs	—	—	—	4.0	4.0
Exploration and business development	—	0.5	—	4.6	5.1
Corporate administration	0.1	—	—	6.7	6.8

Earnings (loss) from operations	16.5	0.1	—	(15.3)	1.3
Other income, net					(0.4)
Finance costs					1.4

Earnings before income tax					0.3
Income tax recovery					(2.6)

Net earnings and comprehensive income					$2.9

Capital expenditure for the period	$44.6	$3.0	$1.6	$4.5	$53.7

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

17. Segmented information (Continued)

Three months ended June 30, 2015

(Millions of U.S. Dollars)	Kyrgyz Republic	Mongolia	Turkey	Corporate and other	Total
Revenue from gold sales	141.6	$5.2	$—	$—	$146.8
Cost of sales	76.3	4.7	—	—	81.0
Standby costs	—	1.1	—	—	1.1
Regional office administration	4.1	0.9	—	—	5.0

Earnings (loss) from mine operations	61.2	(1.5)	—	—	59.7
Revenue-based taxes	19.8	—	—	—	19.8
Other operating expenses	0.6	0.2	—	—	0.8
Pre-development project costs	—	—	—	4.9	4.9
Exploration and business development	—	0.2	—	1.9	2.1
Corporate administration	—	0.1	—	10.7	10.8

Earnings (loss) from operations	40.8	(2.0)	—	(17.5)	21.3
Other income, net					(1.6)
Finance costs					1.1

Earnings before income tax					21.8

Income tax recovery					(0.1)

Net earnings and comprehensive income					$21.9

Capital expenditure for the period	$81.7	$0.5	$—	$4.5	$86.7

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

17. Segmented information (Continued)

Six months ended June 30, 2016

(Millions of U.S. Dollars)	Kyrgyz Republic	Mongolia	Turkey	Corporate and other	Total
Revenue from gold sales	$234.8	$—	$—	$—	$234.8
Cost of sales	149.5	—	—	—	149.5
Standby costs, net	—	(0.7)	—	—	(0.7)
Regional office administration	7.0	—	—	—	7.0

Earnings (loss) from mine operations	78.3	0.7	—	—	79.0
Revenue-based taxes	32.9	—	—	—	32.9
Other operating expenses (income)	1.3	(0.1)	—	—	1.2
Pre-development project costs	—	—	—	5.3	5.3
Exploration and business development	—	0.6	—	6.6	7.2
Corporate administration	0.1	—	—	12.5	12.6

Earnings (loss) from operations	44.0	0.2	—	(24.4)	19.8
Other income, net					(1.7)
Finance costs					2.6

Earnings before income tax					18.9
Income tax recovery					(2.1)

Net earnings and comprehensive income					$21.0

Capital expenditure for the period	$86.5	$3.4	$8.2	$5.3	$103.4

Assets	$958.3	$175.1	$27.3	$551.1	$1,711.8

Total liabilities	$105.1	$28.8	$3.4	$125.6	$262.9

Centerra Gold Inc.

Notes to the Condensed Consolidated Interim Financial Statements (Continued)

(Unaudited)

(Expressed in thousands of United States Dollars, except where otherwise indicated)

17. Segmented information (Continued)

Six months ended June 30, 2015

(Millions of U.S. Dollars)	Kyrgyz Republic	Mongolia	Turkey	Corporate and other	Total
Revenue from gold sales	$346.6	$12.8	$—	$—	$359.4
Cost of sales	183.0	11.9	—	—	194.9
Standby costs	—	3.8	—	—	3.8
Regional office administration	8.4	1.9	—	—	10.3

Earnings from mine operations	155.2	(4.8)	—	—	150.4
Revenue-based taxes	48.5	—	—	—	48.5
Other operating expenses (income)	1.2	(0.5)	—	—	0.7
Pre-development project costs	—	—	3.6	4.6	8.2
Exploration and business development	—	0.4	0.1	4.4	4.9
Corporate administration	—	0.2	(0.1)	20.0	20.1

Earnings (loss) from operations	105.5	(4.9)	(3.6)	(29.0)	68.0
Other expenses, net					2.6
Finance costs					2.2

Earnings before income tax					63.2

Income tax expense					0.6

Net earnings and comprehensive income					$62.6

Capital expenditure for the period	$168.1	$0.5	$—	$73.6	$242.2

Goodwill	$18.7	$—	$—	$—	$18.7

Assets (excluding Goodwill)	$915.8	$173.9	$3.3	$580.4	$1,673.4

Total liabilities	$100.4	$32.7	$0.8	$110.1	$244.0

ANNEX A

ARRANGEMENT AGREEMENT

CENTERRA GOLD INC.

- and -

THOMPSON CREEK METALS COMPANY INC.

July 5, 2016

A-i

A-ii

ARRANGEMENT AGREEMENT

        THIS AGREEMENT is made as of July 5, 2016

BETWEEN

  CENTERRA GOLD INC.,
  a corporation incorporated under the laws of Canada (the "  Purchaser")

-and -

  THOMPSON CREEK METALS COMPANY INC.,
  a corporation incorporated under the laws of the Province of British Columbia (the "  Company").

        WHEREAS the Purchaser proposes to acquire all of the outstanding common shares of the Company pursuant to the Arrangement (as defined herein), as provided in this Agreement;

        AND WHEREAS the Company Special Committee (as defined herein) has unanimously determined that the Arrangement is fair to the Company Shareholders (as defined herein) and that the Arrangement is in the best interests of the Company and has recommended to the Company Board (as defined herein) that the Company Board recommend that the Company Shareholders vote in favour of the Arrangement Resolution (as defined herein);

        AND WHEREAS the Company Board has unanimously (other than an abstention by a single director) determined that the Arrangement is fair to the Company Shareholders and that the Arrangement is in the best interests of the Company and has resolved, subject to the terms of this Agreement, to recommend that the Company Shareholders vote in favour of the Arrangement Resolution;

        AND WHEREAS it is intended that the exchange of Company Shares (as defined herein) for the Share Consideration (as defined herein) pursuant to the Arrangement qualify as a reorganization within the meaning of Section 368(a) of the Code (as defined herein);

        NOW THEREFORE in consideration of the premises and the covenants and agreements herein contained, the Parties agree as follows:

ARTICLE 1
INTERPRETATION

        1.1    Definitions

        In this Agreement, unless otherwise defined or expressly stated herein or something in the subject matter or the context is inconsistent therewith:

        "2017 Note Indenture" means the Indenture between the Company and Wells Fargo Bank, National Association, as U.S. Trustee, dated as of May 11, 2012, as supplemented by the First Supplemental Indenture, dated as of May 11, 2012 among the Company, the guarantors party thereto and the U.S. trustee and the Fifth Supplemental Indenture dated as of November 27, 2012 among the Company and Wells Fargo Bank, National Trust Association, as U.S. trustee and U.S. collateral agent and Valiant Trust Company, as Canadian co-trustee and Canadian collateral agent;

        "2018 Note Indenture" means the Indenture among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, dated as of May 20, 2011;

        "2019 Note Indenture" means the Indenture among the Company and Wells Fargo Bank, National Association, as U.S. trustee and Valiant Trust Company, as Canadian trustee, as supplemented by the First Supplemental Indenture thereto, dated as of May 11, 2012, among the Company, the guarantors party thereto and the U.S. trustee, as further supplemented by the Second Supplemental Indenture thereto, dated as of May 11, 2012, among the Company, the guarantors party thereto, the U.S. trustee and the Canadian co-trustee, dated as of May 11, 2012, and as further supplemented by the Fourth Supplemental Indenture, thereto, dated as of June 21, 2012, among the Company, the U.S. trustee and Valiant Trust Company as Canadian co-trustee;

        "Aboriginal" means any aboriginal peoples of Canada, including Indian (First Nation), Inuit and Métis peoples of Canada and includes any group of Aboriginals, including Tribal or Métis Councils;

        "Aboriginal Claim" means any claim, written assertion or demand, whether proven or unproven, made by any Aboriginals with respect to Aboriginal title, Aboriginal rights, treaty rights or any other Aboriginal interest;

        "Aboriginal Information" means any and all written documents or electronic and other communications and any oral communications respecting Aboriginal Claims, the issuance of any Permit that involve Aboriginal Claims and the duty to consult Aboriginals;

        "Acceptable Confidentiality Agreement" means a confidentiality agreement between the Company and a third party other than the Purchaser that taken as a whole, is substantially similar to the Confidentiality Agreement and that contains: (a) confidentiality restrictions that are no less favourable to the Company than those set out in the Confidentiality Agreement including any waivers thereto; and (b) a standstill or similar provision that restricts the making, or amendment, of an Acquisition Proposal, except that such provision may include an exception solely to the extent necessary to allow a person to make a non-public proposal to the Company Board;

        "Acquisition Agreement" means any letter of intent, memorandum of understanding or other Contract, agreement in principle, acquisition agreement, merger agreement or similar agreement or understanding with respect to any Acquisition Proposal but does not include an Acceptable Confidentiality Agreement;

        "Acquisition Proposal" means, at any time after the entering into of this Agreement, whether or not in writing, any (a) proposal with respect to: (i) any direct or indirect acquisition, take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in any person or group of persons other than the Purchaser (or any affiliate of the Purchaser) beneficially owning Company Shares (or securities convertible into or exchangeable or exercisable for Company Shares) representing 20% or more of the Company Shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Company Shares), 20% or more of the Company 2017 Notes, Company 2018 Notes or 20% or more of the Company 2019 Notes; (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, exclusive license, business combination or other similar transaction in respect of the Company or any of its subsidiaries; or (iii) any direct or indirect acquisition by any person or group of persons of any assets of the Company and/or any interest in one or more of its subsidiaries (including shares or other equity interest of subsidiaries) that are or that hold the Material Property or that individually or in the aggregate or contribute 20% or more of the consolidated revenue of the Company and its subsidiaries or represent 20% or more of the voting, equity or other securities of any such subsidiary (or rights or interests therein or thereto) or constitute or hold 20% or more of the fair market value of the assets of the Company and its subsidiaries (taken as a whole) based on the financial statements of the Company most recently filed prior to such time as part of the Company Public Disclosure Record (or any sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect), whether in a single transaction or a series of related transactions, (b) inquiry, expression or other indication of interest or offer to, or public announcement of or of an intention to do any of the foregoing, (c) modification or proposed modification of any such proposal, inquiry, expression or indication of interest; or (d) any transaction or agreement, the consummation of which could reasonably be expected to impede, prevent or delay the transactions contemplated by this Agreement or completion of the Arrangement; in each case excluding the Arrangement and the other transactions contemplated by this Agreement;

        "affiliate" and "associate" have the meanings respectively ascribed thereto under the National Instrument 45-106—Prospectus Exemptions;

        "Agreement" means this Agreement (including the Schedules attached hereto) as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof;

        "Annual Financial Statements" means the audited financial statements of the Company as at, and for the years ended, December 31, 2015 and December 31, 2014 including the notes thereto;

        "Arrangement" means an arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement as amended or varied from time to time in accordance with the terms of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order;

        "Arrangement Filings" means the records and information provided to the Registrar under Subsection 292(a) of the BCBCA, together with a copy of the entered Final Order;

        "Arrangement Resolution" means the special resolution approving the Arrangement to be considered and, if thought fit, passed by the Company Shareholders, such resolution to be considered at the Company Meeting and to be substantially in the form and content of Schedule B hereto;

        "BCBCA" means the Business Corporations Act (British Columbia) including all regulations made thereunder, as promulgated or amended from time to time;

        "Business Day" means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Vancouver, British Columbia, Toronto, Ontario or the State of Colorado are authorized or required by applicable Law to be closed;

        "Cash Based Incentive Plan" means the Company's cash based incentive plan dated effective April 6, 2016.

        "Change of Recommendation" has the meaning ascribed thereto in Section 6.1(c)(i);

        "Circular" means the notice of meeting and accompanying information circular and proxy circular (including all schedules, appendices and exhibits thereto) to be sent to applicable Company Shareholders in connection with the Company Meeting, including any amendments or supplements thereto in accordance with the terms of this Agreement;

        "Code" means the United States Internal Revenue Code of 1986, as amended;

        "Collective Agreements" means collective agreements and related documents including benefit agreements, letters of understanding, letters of intent and other written communications (including arbitration awards) by which the Company and any of its subsidiaries are bound;

        "commercially reasonable efforts" with respect to any Party means the cooperation of such Party and the use by such Party of its reasonable efforts consistent with reasonable commercial practice without payment or incurrence of any material liability or obligation;

        "Commitment Letters" has the meaning ascribed thereto in Section 3.2(u)

        "Company" has the meaning specified in the preamble;

        "Company 2017 Notes" means the 9.75% senior secured notes of the Company due December 1, 2017 issued pursuant to the 2017 Note Indenture;

        "Company 2017 Noteholders" means a holder of one or more Company 2017 Notes;

        "Company 2018 Notes" means the 7.375% senior unsecured notes of the Company due June 1, 2018 issued pursuant to the 2018 Note Indenture;

        "Company 2018 Noteholders" means a holder of one or more Company 2018 Notes;

        "Company 2019 Notes" means the 12.5% senior unsecured notes of the Company due May 1, 2019 issued pursuant to the 2019 Note Indenture;

        "Company 2019 Noteholders" means a holder of one or more Company 2019 Notes;

        "Company Board" means the board of directors of the Company;

        "Company Diligence Information" means the documents provided or made available to the Purchaser by the Company as posted on the Company's SecureDocs data site or otherwise provided to the Purchaser by the Company as at 5:00 p.m. (Toronto time) on July 4, 2016 for the purposes of the Purchaser's due diligence in connection with the Arrangement, the index of documents of which is appended to the Company Disclosure Letter;

        "Company Disclosure Letter" means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Company and delivered to and accepted by the Purchaser prior to the execution of this Agreement;

        "Company Material Adverse Effect" means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments, has or would reasonably be expected to have a material and adverse effect on the business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise), obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, except any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from:

  (a)
  any change in general political, economic or financial or capital market conditions in Canada or the United States;

  (b)
  any change in Laws;

  (c)
  any change affecting the global mining industry in general;

  (d)
  any change affecting securities or commodity markets in general;

  (e)
  the price of copper, gold or molybdenum;

  (f)
  any change relating to currency exchange, interest rates or rates of inflation;

  (g)
  any change in U.S. GAAP;

  (h)
  any failure by the Company or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations;

  (i)
  anything that has been disclosed in the Company Public Disclosure Record or in the Company Disclosure Letter;

  (j)
  a change as a result of the announcement of the execution of this Agreement or of the transactions contemplated hereby (including changes in the market price of the Company's securities); or

  (k)
  any securityholder class action, or other litigation arising from allegations of a breach of fiduciary duty with respect to this Agreement,

provided, however, that each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein disproportionately adversely affect the Company and its subsidiaries taken as a whole in comparison to other comparable persons who operate in the copper, gold or molybdenum mining industries; and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Company Material Adverse Effect has occurred;

        "Company Meeting" means the special meeting of the Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought fit, approving the Arrangement Resolution;

        "Company Note Indentures" means, together, the 2017 Note Indenture, the 2018 Note Indenture and the 2019 Note Indenture;

        "Company Noteholders" means, together, the Company 2017 Noteholders, the Company 2018 Noteholders and the Company 2019 Noteholders;

        "Company Notes" means, together, the Company 2017 Notes, the Company 2018 Notes and the Company 2019 Notes;

        "Company Optionholder" means a holder of one or more Company Options;

        "Company Options" means, at any time, options to acquire Company Shares granted pursuant to the Long Term Incentive Plan or a stock option inducement award agreement disclosed to the Purchaser in writing which are, at such time, outstanding and unexercised, whether or not vested;

        "Company Properties" means the Company's interests in the Mount Milligan Mine, Endako Mine, Thompson Creek Mine and the Langeloth Metallurgical Facility;

        "Company PSUs" means the performance share units granted under the Long Term Incentive Plan;

        "Company Public Disclosure Record" means all documents filed or furnished under applicable Securities Laws by or on behalf of the Company on SEDAR or EDGAR between January 1, 2015 and the date hereof;

        "Company RSUs" means the restricted share units granted under the Long Term Incentive Plan or under a restricted share unit inducement award agreement;

        "Company Senior Management" means the Company's President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, Executive Vice President and Chief Commercial Officer, Vice President—Human Resources and HR Systems and the General Counsel and Secretary;

        "Company Shareholder" means a holder of one or more Company Shares;

        "Company Shares" means the common shares without par value in the capital of the Company;

        "Company Special Committee" means the special committee of certain independent members of the Company Board that has considered the Arrangement and the transactions contemplated by this Agreement;

        "Competition Act" means the Competition Act (Canada), as amended;

        "Competition Act Approval" means: (a) the Commissioner of Competition or his delegate shall have issued an advance ruling certificate under Section 102 of the Competition Act with respect to the transactions contemplated by this Agreement; or (b) both of (i) the Commissioner of Competition or his delegate shall have advised the Purchaser in writing that he does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated herein and (ii) the applicable waiting period under the Competition Act shall have expired or been terminated or the obligation to file merger notifications under Part IX of the Competition Act shall have been waived;

        "Confidentiality Agreements" means the confidentiality agreements dated as of February 26, 2016 and as of June 26, 2016, each between the Company and the Purchaser;

        "Contract" means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which the Company, or any of its subsidiaries, is a party or by which the Company, or any of its subsidiaries, is bound or affected or to which any of their respective properties or assets is subject;

        "Court" means the Supreme Court of British Columbia, or other court as applicable;

        "Debt Financing" means the fully committed $250 million term credit facility and $75 million revolving facility to be entered into between the Purchaser and The Bank of Nova Scotia on closing of the Arrangement;

        "Depositary" means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Company Shares for the Share Consideration in connection with the Arrangement;

        "Directors" means Timothy J. Haddon, Jacques Perron, Denis C. Arsenault, Carol T. Banducci, Kevin Drover, James L. Freer and James P. Geyer;

        "Dissent Rights" means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement;

        "EDGAR" means the SEC's Electronic Data Gathering, Analysis and Retrieval system;

        "Effective Date" has the meaning ascribed thereto in Section 1.1 of the Plan of Arrangement;

        "Effective Time" has the meaning ascribed thereto in Section 1.1 of the Plan of Arrangement;

        "Employee Plans" means all benefit, bonus, incentive, pension, retirement, savings, stock purchase, profit sharing, stock option, stock appreciation, phantom stock, termination, change of control, life insurance, medical, health, welfare, hospital, dental, vision care, drug, sick leave, disability, and similar plans, programmes, arrangements or practices relating to any current or former director, officer or employee of the Company and any of its subsidiaries other than benefit plans established pursuant to statute;

        "Environment" means the natural environment (including soil, land surface or subsurface strata, surface water, groundwater, sediment, ambient air (including all layers of the atmosphere), organic and inorganic matter and living organisms, including human health and safety, and any other environmental medium or natural resource);

        "Environmental Laws" means Laws relating to reclamation or restoration of properties; abatement of pollution; protection of the Environment; protection of wildlife, including endangered species; ensuring public health and safety from environmental hazards; protection of cultural or historic resources; management, treatment, storage, disposal or control of, or exposure to, Hazardous Substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances, to air, surface water and groundwater; and all other Laws relating to manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes;

        "Equity Financing" means the Cdn.$170 million bought deal short form prospectus offering by the Purchaser of Purchaser subscription receipts announced on the date hereof;

        "Fairness Opinion" means the opinion of the Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Share Consideration to be received by the Company Shareholders under the Arrangement is fair, from a financial point of view, to the Company Shareholders;

        "Final Order" means the order of the Court approving the Arrangement under Section 291 of the BCBCA, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied;

        "Financial Advisor" means BMO Nesbitt Burns Inc.;

        "Fundamental Representations" means the representations and warranties of the Company in Sections 3.1(f) [Capitalization], and 3.1(s)(i) [Interest in Properties].

        "Governmental Authority" means any multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, minister, agency, commission, commissioner, bureau, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;

        "Hazardous Substances" means any element, waste or other substance, whether natural or artificial and whether consisting of gas, liquid, solid or vapour that is prohibited, listed, defined, designated or classified as hazardous, radioactive, corrosive, explosive, infectious, carcinogenic, or toxic or a pollutant or a contaminant under or pursuant to, or that could result in liability under, any applicable Environment Laws including petroleum and all derivatives thereof or synthetic substitutes therefor, hydrogen sulphide, arsenic, cadmium, lead, mercury, polychlorinated biphenyls ("PCBs"), PCB-containing equipment and material, mould, asbestos, asbestos-containing material, urea-formaldehyde and urea-formaldehyde-containing material;

        "IFRS" means International Financial Reporting Standards as issued by the International Accounting Standards Board;

        "Indemnified Party" and "Indemnified Parties" have the meanings ascribed thereto in Section 4.9(a);

        "Interim Order" means the interim order of the Court to be issued following the application therefor submitted to the Court as contemplated by Section 2.2(a), in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;

        "Investment Canada Act" means the Investment Canada Act (Canada);

        "Investment Canada Act Approval" means that the responsible Minister under the Investment Canada Act shall have sent a notice to the Purchaser stating that the Minister is satisfied that the transactions contemplated by this Agreement are likely to be of net benefit to Canada;

        "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, contractual or other legal form, in which the Company directly or indirectly holds voting shares, equity interests or other rights of participation but which is not a subsidiary of the Company, and any subsidiary of any such entity;

        "Key Regulatory Approvals" means Competition Act Approval and Investment Canada Act Approval;

        "Kumtor Project" means the Kumtor gold mine and all associated activities;

        "Kumtor Project Agreements" means the 2009 agreements governing the Kumtor Project;

        "Kyrgyz Parties" means Kyrgyzaltyn JSC and/or the Government of the Kyrgyz Republic, including any persons acting as Representatives thereof;

        "Kyrgyz Republic Matter" means any result, fact, change, proposed change, effect, event, circumstance, occurrence, development or other matter of any nature whatsoever with respect to, or arising out or in connection with the Kumtor Project, the business and/or operations of Kumtor Gold Company, the ownership, direction or control, directly or indirectly, by the Kyrgyz Parties, by way of securities ownership or otherwise, of the Purchaser or any of its subsidiaries, the membership of nominees of the Kyrgyz Parties on the board of directors of the Purchaser, the Kumtor Project Agreements, and/or any dispute or disagreement (including Proceedings) related to, or arising out of or in connection with any of the foregoing, including the impact of any of the foregoing on the prospects of Kumtor Gold Company or the cash flows of the Purchaser derived from the Kumtor Project and/or the Kumtor Gold Company;

        "Laws" means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term "applicable" with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;

        "Liens" means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

        "Litigation" has the meaning ascribed thereto in Section 4.1(k);

        "Long Term Incentive Plan" means the Amended and Restated Company 2010 Long-Term Incentive Plan approved by Company Shareholders on May 13, 2014;

        "Material Contract" has the meaning ascribed thereto in Section 3.1(w);

        "Material Property" means the Company's open-pit copper-gold mine and concentrator in British Columbia known as the Mount Milligan Mine;

        "MI 61-101" means Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions;

        "misrepresentation" has the meaning attributed to such term under the Securities Act;

        "Money Laundering Laws" has the meaning ascribed thereto in Section 3.1(m)(iii);

        "Named Executive Officers" means the Company's President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and the Executive Vice President and Chief Commercial Officer and Vice President—Human Resources and HR Systems;

        "NI 43-101" means National Instrument 43-101—Standards of Disclosure for Mineral Projects;

        "NI 52-109" means National Instrument 52-109—Certification of Disclosure in Issuers' Annual and Interim Filings;

        "ordinary course of business", or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances when considered in the context of the provisions of this Agreement;

        "OHSA" has the meaning ascribed thereto in Section 3.1(z)(iii);

        "OTCQX" means the OTCQX market of the OTC Market Group;

        "Outside Date" means October 31, 2016, subject to the right of the Purchaser or the Company to postpone the Outside Date for up to an additional 30 days (in increments of at least 15 days, as specified by the postponing Party) if one or more Key Regulatory Approvals have not been obtained in sufficient time to allow the Effective Date to occur by October 31, 2016 (or any subsequent Outside Date) and any such remaining Key Regulatory Approvals are reasonably likely to be obtained within such additional 30 day period, by giving written notice to the other Party to such effect no later than 5:00 p.m. (Vancouver time) on the date that is not less than seven days prior to the original Outside Date (and any subsequent Outside Date), or such later date as may be agreed to in writing by the Parties;

        "Parties" means the parties to this Agreement and "Party" means any one of them;

        "Permit" means any lease, license, permit, certificate, consent, order, grant, approval, classification, registration or other authorization of or from any Governmental Authority;

        "person" includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;

        "Plan of Arrangement" means the plan of arrangement substantially in the form and content set out in Schedule A hereto, as amended, modified or supplemented from time to time in accordance with this Agreement or Article 6 of the Plan of Arrangement or at the direction of the Court in the Final Order, with the consent of the Company and the Purchaser, each acting reasonably;

        "Pre-Acquisition Reorganization" has the meaning ascribed thereto in Section 4.12;

        "Proceedings" has the meaning ascribed thereto in Section 3.1(q);

        "Purchaser" has the meaning specified in the preamble;

        "Purchaser Diligence Information" means the documents provided or made available to the Company by the Purchaser as posted on the Purchaser's data site or otherwise provided to the Company by the Purchaser as at 5:00 p.m. (Toronto time) on July 4, 2016 for the purposes of the Company's due diligence in connection with the Arrangement, the index of documents of which is appended to the Purchaser Disclosure Letter;

        "Purchaser Disclosure Letter" means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Purchaser and delivered to and accepted by the Company prior to the execution of this Agreement;

        "Purchaser Properties" has the meaning ascribed thereto in Section 3.2(m);

        "Purchaser Public Disclosure Record" means all documents filed or furnished under applicable Securities Laws by or on behalf of the Purchaser on SEDAR between January 1, 2015 and the date hereof;

        "Purchaser Material Adverse Effect" means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, conditions, circumstances, occurrences or developments, has or would reasonably be expected to have a material and adverse effect on the business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise), obligations (whether absolute, accrued, conditional or otherwise), condition (financial or otherwise) of the Purchaser and its subsidiaries, taken as a whole, except any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from:

  (a)
  any change in general political, economic or financial or capital market conditions in Canada or the United States;

  (b)
  any change in Laws;

  (c)
  any change affecting the global mining industry in general;

  (d)
  any change affecting securities or commodity markets in general;

  (e)
  the price of gold;

  (f)
  any change relating to currency exchange, interest rates or rates of inflation;

  (g)
  any change in IFRS;

  (h)
  any Kyrgyz Republic Matter;

  (i)
  any failure by the Purchaser or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations;

  (j)
  anything that has been disclosed in the Purchaser Public Disclosure Record or in the Purchaser Disclosure Letter;

  (k)
  any securityholder class action, or other litigation arising from allegations of a breach of fiduciary duty with respect to this Agreement; or

  (l)
  a change as a result of the announcement of the execution of this Agreement or of the transactions contemplated hereby (including changes in the market price of the Purchaser's securities),

provided, however, that each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein disproportionately adversely affect the Purchaser and its subsidiaries taken as a whole in comparison to other comparable persons who operate in the gold mining industry; and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Purchaser Material Adverse Effect has occurred;

        "Purchaser Senior Management" means the Purchaser's Chief Executive Officer, President, Vice President and Chief Operating Officer and Vice President and Chief Financial Officer and Vice President, Business Development and Exploration.

        "Purchaser Shares" means the common shares in the capital of the Purchaser;

        "Registrar" means the person appointed as the Registrar of Companies under section 400 of the BCBCA;

        "Regulatory Approvals" means sanctions, rulings, consents, orders, exemptions, permits, waivers, early termination authorizations, clearances, written confirmations of no intention to initiate legal proceedings and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Authorities and relating to the Arrangement, and includes the Key Regulatory Approvals;

        "Release" means any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, migration, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into the Environment;

        "Remedial Action" shall mean any investigation, feasibility study, monitoring, testing, sampling, removal (including removal of underground storage tanks), restoration, clean-up, remediation, closure, site restoration, remedial response or remedial work, in each case in relation to environmental matters;

        "Representatives" means, collectively, with respect to a Party, that Party's officers, directors, employees, consultants, advisors, agents or other representatives (including lawyers, accountants, investment bankers and financial advisors) and in the case of the Purchaser, The Bank of Nova Scotia and Credit Suisse Securities (Canada) Inc. and Scotia Capital Inc. in their role as lenders and underwriters in connection with the Debt Financing and Equity Financing, respectively;

        "Returns" means all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, made, prepared, filed or required to be made, prepared or filed by Law in respect of Taxes;

        "SEC" means the United States Securities and Exchange Commission;

        "Securities Act" means the Securities Act (Ontario) and the rules, regulations and published policies made thereunder;

        "Securities Laws" means: (a) the Securities Act and all other applicable Canadian provincial and territorial securities Laws; (b) the U.S. Securities Act, the U.S. Exchange Act and all other U.S. federal and state securities Laws; and (c) the rules and regulations of the TSX;

        "SEDAR" means the Canadian Securities Administrators' System for Electronic Document Analysis Retrieval;

        "Share Consideration" means 0.0988 of a Purchaser Share for each Company Share;

        "subsidiary" means, with respect to a specified entity, any:

  (a)
  corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are owned by such specified entity and the votes attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of such corporation;

  (b)
  partnership, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and

  (c)
  a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity;

        "Superior Proposal" means an unsolicited bona fide Acquisition Proposal made in writing on or after the date of this Agreement by a person or persons acting jointly (other than the Purchaser and its affiliates) that:

  (a)
  is to acquire not less than all of the outstanding Company Shares or all or substantially all of the assets of the Company on a consolidated basis;

  (b)
  complies with Securities Laws and did not result from, or arise in connection with, a breach of Article 5 or any agreement between the person making such Acquisition Proposal and the Company;

  (c)
  the Company Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which is more favourable to the Company Shareholders and equal to or more favourable to Company Noteholders from a financial point of view than the Arrangement (taking into account any amendments to this Agreement and the Arrangement proposed by the Purchaser pursuant to Section 5.1(g)); and for the purposes of this clause (c), the amount or value of the consideration payable to, or to be received by Company Noteholders will not be required to be considered so long as such Acquisition Proposal (i) provides for Company Noteholders to be treated in accordance with the Company Note Indentures without any amendment, waiver or elimination of any terms or conditions of any Company Note Indenture existing, or in effect, as of the date hereof, (ii) does not provide for any tender or exchange offer for any or all of the Company Notes (other than as required under the Company Note Indentures following a "Change of Control" (as defined in each of the Company Note Indentures)), and (iii) results in the redemption or pay-out in full of all of the Company Notes within 60 days of the completion of such Acquisition Proposal;

  (d)
  is made available to all Company Shareholders and to all Company Noteholders of a series, as applicable, on the same terms and conditions;

  (e)
  is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds to complete such Acquisition Proposal will be available;

  (f)
  is not subject to any due diligence and/or access condition; and

  (g)
  the Company Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal;

        "Superior Proposal Notice Period" has the meaning ascribed thereto in Section 5.1(g)(iv);

        "Support Agreements" means the voting and support agreements, dated as of July 5, 2016 between the Purchaser and each of the Directors and Named Executive Officers, which agreements provide that such director and/or officer shall, among other things, vote all Company Shares of which they are the registered or beneficial holder or over which they have control or direction, in favour of the Arrangement and not dispose of their Company Shares;

        "Surviving Corporation" means any corporation or other entity continuing following the amalgamation, merger, consolidation or winding up of the Company with or into one or more other entities (pursuant to a statutory procedure or otherwise);

        "Tax" or "Taxes" means any and all taxes, duties, imposts, levies, assessments, tariffs, or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including any federal, provincial, state, territorial, county, municipal, local or foreign taxes, income taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, withholding taxes, sales taxes, use taxes, goods and services taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, environment taxes, and transfer taxes, together with any interest, penalties, and additions payable in respect thereof, whether disputed or not;

        "Tax Act" means the Income Tax Act (Canada) and the regulations promulgated thereunder, as amended;

        "Technical Report" has the meaning ascribed thereto in Section 3.1(u)(ii);

        "Termination Fee" has the meaning ascribed thereto in Section 5.2(b);

        "Termination Fee Event" has the meaning ascribed thereto in Section 5.2(a);

        "TSX" means the Toronto Stock Exchange;

        "U.S. GAAP" means the generally accepted accounting principles in the United States at the relevant time, applied on a consistent basis;

        "U.S. Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

        "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        1.2    Currency

        Except where otherwise specified, all references to currency herein are to lawful money of the United States and "$" refers to United States dollars.

        1.3    Interpretation Not Affected by Headings

        The division of this Agreement into Articles and Sections and the insertion of a table of contents and headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement, including the Schedules hereto, and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section or Schedule by number or letter or both are to that Article, Section or Schedule in or to this Agreement.

        1.4    Knowledge

        Any reference in this Agreement to the "knowledge" of the Company, means to the actual knowledge and information of the Company Senior Management after making due inquiry regarding the relevant matter. Any reference in this Agreement to the "knowledge" of the Purchaser, means to the actual knowledge and information of the Purchaser Senior Management after making due inquiry regarding the relevant matter.

        1.5    Extended Meanings, Etc.

        Unless the context otherwise requires, words importing the singular number only include the plural and vice versa; words importing any gender include all genders. The terms "including" or "includes" and similar terms of inclusion, unless expressly modified by the words "only" or "solely", mean "including without limiting the generality of the foregoing" and "includes without limiting the generality of the foregoing". All accounting terms are to be interpreted in accordance with U.S. GAAP when used in respect of matters related to the Company and in accordance with IFRS when used in respect of matters related to the Purchaser and all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with U.S. GAAP and all determinations of an accounting nature in respect of the Purchaser required to be made shall be made in a manner consistent with IFRS. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated or otherwise.

        1.6    Date of any Action; Computation of Time

        In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. (Toronto time) on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. (Toronto time) on the next Business Day if the last day of the period is not a Business Day.

        1.7    Schedules

        The following are the Schedules to this Agreement:

Schedule A	—	Form of Plan of Arrangement
Schedule B	—	Arrangement Resolution

ARTICLE 2
THE ARRANGEMENT

        2.1    The Arrangement

        The Company and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions contained in this Agreement and the Plan of Arrangement. The Arrangement Filings shall implement the Plan of Arrangement. From and after the Effective Time, the steps to be carried out pursuant to the Arrangement shall become effective in accordance with the Plan of Arrangement. The closing of the transactions contemplated hereby and by the Plan of Arrangement will take place at 10:00 a.m. (Vancouver time) on the Effective Date at the offices in Vancouver, British Columbia of Cassels Brock & Blackwell LLP and the Effective Date shall occur on the on the date that is three Business Days following satisfaction or waiver (subject to applicable Laws) of the last of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date), or at such other time or such other place as may be agreed to by the Parties.

        2.2    Implementation Steps by the Company

        The Company covenants in favour of the Purchaser that, subject to the terms of this Agreement, the Company will:

  (a)
  subject to compliance with applicable Securities Laws, immediately after the execution of this Agreement, or such later time prior to the next opening of markets in Toronto as is agreed to by the Company and the Purchaser, issue a news release announcing the entering into of this Agreement and the support of the Company Board for the Arrangement, which news release shall be satisfactory in form and substance to each of the Company and the Purchaser, each acting reasonably, and, thereafter, file such news release and a corresponding material change report and/or current report on Form 8-K in prescribed form in accordance with applicable Securities Laws;

  (b)
  as soon as reasonably practicable after the execution of this Agreement and, in any event, not later than four Business Days after any SEC comments on the Circular have been cleared (it being understood that the Parties will give reasonable consideration to applying prior to the clearing of any SEC comments), apply to, and have the hearing for the Interim Order before, the Court pursuant to Section 291 of the BCBCA for the Interim Order in a manner and form acceptable to the Purchaser, acting reasonably, and thereafter proceed with such application and diligently pursue obtaining the Interim Order;

  (c)
  lawfully convene and hold the Company Meeting in accordance with the Interim Order, the Company's notice of articles and articles and applicable Laws, as soon as reasonably practicable after the Interim Order is issued and, in any event, not later than October 24, 2016, for the purpose of having the Company Shareholders consider the Arrangement Resolution and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meeting without the prior written consent of the Purchaser; provided, however, that, if the Company Meeting is scheduled to occur during a Superior Proposal Notice Period, the Company may, and upon the request of the Purchaser, the Company shall, adjourn or postpone the Company Meeting to (i) a date specified by the Purchaser that is not later than six Business Days after the date on which the Company Meeting was originally scheduled to be held, or (ii) if the Purchaser does not specify such date, the sixth Business Day after the date on which the Company Meeting was originally scheduled to be held;

  (d)
  solicit from the Company Shareholders proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any person that is inconsistent with, or which seeks to hinder or delay the Arrangement Resolution or the completion of the transactions contemplated by this Agreement including, engaging the services of proxy solicitation agents to solicit proxies in favour of the approval of the Arrangement Resolution, recommend to all Company Shareholders that they vote in favour of the Arrangement Resolution, and take all other actions that are reasonably necessary or desirable to obtain the approval of the Arrangement by the Company Shareholders;

  (e)
  provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any dealer or proxy solicitation agents, as reasonably requested from time to time by the Purchaser;

  (f)
  consult with the Purchaser in fixing the date of the Company Meeting, give notice to the Purchaser of the Company Meeting and allow the Purchaser's representatives and legal counsel to attend the Company Meeting;

  (g)
  advise the Purchaser, as reasonably requested, and on a daily basis commencing 10 Business Days prior to the Company Meeting, as to the aggregate tally of the proxies and votes received in respect of the Company Meeting and all matters to be considered at the Company Meeting;

  (h)
  promptly provide the Purchaser with any notice relating to the Company Meeting and allow Representatives of the Purchaser to attend the Company Meeting;

  (i)
  not change the record date for the Company Shareholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law or the Company's articles (it being understood that a change will not be required where such date has provided for in the Interim Order), or, subject to the consent of the Purchaser acting reasonably, to change the record date (if advisable) based on the status of the SEC's review of the Circular;

  (j)
  subject to obtaining such approvals as are required by the Interim Order, as soon as reasonably practicable after the Company Meeting and, in any event, not later than two Business Days thereafter, apply to the Court pursuant to Section 291 of the BCBCA for the Final Order, and thereafter proceed with such application and diligently pursue obtaining the Final Order, and, if at any time after the issuance of the Final Order and on or before the Effective Date, the Company is required by the terms of the Final Order or by Law to return to the Court with respect to the Final Order, it will do so after prior notice to, and in consultation and cooperation with, the Purchaser; and

  (k)
  subject to obtaining the Final Order and to the satisfaction or waiver (subject to applicable Laws) of each of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date), as soon as reasonably practicable thereafter, the Arrangement Filings required to be filed prior to the Effective Date shall be filed by the Company with the Registrar, provided, however, that the Arrangement Filings shall not be sent to the Registrar, for endorsement and filing by the Registrar, except as contemplated hereby or with the Purchaser's prior written consent.

        2.3    Implementation Steps by the Purchaser

        Subject to the terms of this Agreement, the Purchaser will cooperate with, assist and consent to the Company seeking the Interim Order and the Final Order and, subject to the Company obtaining the Final Order and to the satisfaction or waiver (subject to applicable Laws) of each of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date), as soon as reasonably practicable thereafter, take all steps and actions including, if applicable, making all filings with Governmental Authorities necessary to give effect to the Arrangement and carry out the terms of the Plan of Arrangement applicable to each of them prior to the Outside Date.

        2.4    Interim Order

        The application referred to in Section 2.2(a) shall, unless the Company and the Purchaser otherwise agree, include a request that the Interim Order provide, among other things:

  (a)
  for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

  (b)
  for a record date for the purposes of determining the Company Shareholders entitled to receive notice of and vote at the Company Meeting of not later than July 31, 2016 (which date shall be fixed and published by the Company in consultation with the Purchaser and which may be changed with the consent of the Parties, acting reasonably, if required as a result of clearing SEC comments);

  (c)
  that the Company Meeting may be adjourned or postponed from time to time by the Company in accordance with the terms of this Agreement without the need for additional approval by the Court;

  (d)
  that the record date for the Company Shareholders entitled to receive notice of and to vote at the Company Meeting will not change in respect of or as a consequence of any adjournment or postponement of the Company Meeting;

  (e)
  that the requisite and sole approvals of the Arrangement Resolution will be at least 66 2/3% of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or by proxy at the Company Meeting;

  (f)
  that in all other respects, the terms, conditions and restrictions of the Company's constating documents, including quorum requirements with respect to meetings of Company Shareholders and other matters shall apply with respect to the Company Meeting;

  (g)
  for the grant of Dissent Rights to the Company Shareholders who are registered holders of Company Shares as contemplated in the Plan of Arrangement;

  (h)
  for the notice requirements with respect to the presentation of the application to the Court for the Final Order; and

  (i)
  that the Parties intend to rely upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act, subject to and conditioned on the Court's determination that the Arrangement is substantively and procedurally fair to the Company Shareholders with respect to the issuance of the Share Consideration in exchange for Company Shares to be issued pursuant to the Arrangement to implement the transactions contemplated hereby in respect of the Company Shareholders who are resident in the United States, and, subject to the consent of the Company (such consent not to be unreasonably withheld or delayed) the Company shall also request that the Interim Order provide for such other matters as the Purchaser may reasonably require.

        2.5    Circular

          (a)   Subject to the Purchaser complying with Section 2.5(d), the Company will, in consultation with the Purchaser:

    (i)
    as soon as reasonably practicable after the execution of this Agreement, promptly prepare the Circular together with any other documents required by the BCBCA, the U.S. Exchange Act or any other applicable Laws in connection with the approval of the Arrangement Resolution by the Company Shareholders at the Company Meeting; and

    (ii)
    as soon as reasonably practicable after the issuance of the Interim Order and the clearing of any SEC comments, cause the Circular to be sent to the Company Shareholders in compliance with the accelerated timing contemplated by National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer and filed as required by the Interim Order and applicable Laws.

          (b)   The Company shall ensure that the Circular complies in all material respects with applicable Laws, and, without limiting the generality of the foregoing, that the Circular (including with respect to any information incorporated therein by reference) will not contain any misrepresentation (other than in each case with respect to any information furnished by the Purchaser) and will provide the Company Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Company Meeting.

          (c)   The Company and the Purchaser will cooperate in the preparation, filing and mailing of the Circular. The Company will provide the Purchaser and legal counsel to the Purchaser with a reasonable opportunity to review and comment on drafts of the Circular and other documents related thereto prior to filing the Circular with applicable Governmental Authorities and printing and mailing the Circular to the Company Shareholders and will give reasonable consideration to such comments. All information relating solely to the Purchaser included in the Circular shall be provided by the Purchaser in accordance with Section 2.5(d) and shall be in form and content satisfactory to the Purchaser, acting reasonably, and the Circular will include a copy of the Fairness Opinion and a statement that the Company Special Committee has unanimously determined and the Company Board has unanimously (other than an abstention by a single director) determined that the Arrangement is fair to the Company Shareholders, and it is in the best interests of the Company and the unanimously (other than an abstention by a single director) recommendation of the Company Board that the Company Shareholders vote in favour of the Arrangement Resolution and the rationale for that recommendation and a statement that each Director and Named Executive Officer of the Company intends to vote all Company Shares held by him or her in favour of the Arrangement Resolution.

          (d)   The Purchaser will, in a timely manner, furnish the Company with all such information regarding the Purchaser as may reasonably be required to be included in the Circular pursuant to applicable Laws and any other documents related thereto.

          (e)   The Company and the Purchaser will each promptly notify the other if at any time before the Effective Date it becomes aware (in the case of the Company, only with respect to the Company and in the case of the Purchaser only with respect to the Purchaser) that the Circular or any other document referred to in Section 2.5(d) contains any misrepresentation or otherwise requires any amendment or supplement and promptly deliver written notice to the other Party setting out full particulars thereof. In any such event, the Company and the Purchaser will cooperate with each other in the preparation, filing and dissemination of any required supplement or amendment to the Circular or such other document, as the case may be, and any related news release or other document necessary or desirable in connection therewith.

          (f)    The Company shall keep the Purchaser fully informed in a timely manner of any requests or comments made by the Canadian or U.S. securities regulatory authorities and/or the TSX in connection with the Circular.

        2.6    Court Proceedings

        The Company will provide the Purchaser and its counsel with a reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement prior to the service and filing of such materials and will give reasonable consideration to such comments. The Company will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. Subject to applicable Law, the Company will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.6 or with the Purchaser's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided, however, that nothing herein shall require the Purchaser to agree or consent to any increase or change in the consideration payable under the terms of the Plan of Arrangement or any modification or amendment to such filed or served materials that expands or increases the Purchaser's obligations set forth in any such filed or served materials or under this Agreement or the Arrangement. In addition, the Company will not object to legal counsel to the Purchaser making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Company or its legal counsel is advised of the nature of any submissions prior to the hearing and such submissions are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. The Company will also provide the Purchaser on a timely basis with copies of any notice of appearance and evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether or not in writing, received by the Company or its legal counsel indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order.

        2.7    Dissent Rights

        The Company will give the Purchaser prompt notice of receipt of any written notice of any dissent or purported exercise by any Company Shareholder of Dissent Rights, any withdrawal of such a notice, and any other instruments served pursuant to Dissent Rights and received by the Company. The Company shall not make any payment or settlement offer, or agree to any such settlement, or conduct any negotiations prior to the Effective Time with respect to any such dissent, notice or instrument unless the Purchaser, acting reasonably, shall have given its written consent.

        2.8    List of Securityholders

        Upon the reasonable request from time to time of the Purchaser, the Company will promptly provide the Purchaser with lists (in electronic form) of the registered Company Shareholders, Company Optionholders and holders of the Company PSUs and Company RSUs together with their addresses and respective holdings of Company Shares, Company Options, Company PSUs and Company RSUs, as applicable, lists of the names and addresses and holdings of all persons having rights (other than the Company Options, Company PSUs and Company RSUs) issued or granted by the Company to acquire or otherwise related to Company Shares and lists of non-objecting beneficial owners of Company Shares and participants in book-based nominee registers (such as CDS & Co., Cede & Co. and the Depositary Trust Company), together with their addresses and respective holdings of Company Shares. The Company will from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Company Shareholders, Company Optionholders and holders of Company PSUs and Company RSUs, information regarding beneficial ownership of Company Shares and lists of holdings and other assistance as the Purchaser may reasonably request.

        2.9    Securityholder Communications

        The Company and the Purchaser agree to cooperate in the preparation of presentations, if any, to any Company Shareholders or other securityholders of the Company or the analyst community regarding the Arrangement, and the Company agrees to consult with the Purchaser in connection with any formal meeting with Company Shareholders or other securityholders of the Company or analysts that it may have relating to the Arrangement, provided, however, that the foregoing shall be subject to the Company's overriding obligation to make any disclosure or filing required by applicable Laws or stock exchange rules and if the Company is required to make any such disclosure, it shall use its commercially reasonable efforts to give the Purchaser a reasonable opportunity to review and comment thereon prior to its dissemination.

        2.10    Company PSUs, Company RSUs and Cash Based Incentive Plan Awards

          (a)   Subject to the terms and conditions of this Agreement, pursuant to the Arrangement, the vesting of all outstanding Company PSUs disclosed to the Purchaser in Section 2.10(a) of the Company Disclosure Letter will be accelerated. The holder will receive the target number of Company PSUs set out in his or her award agreement and each Company PSU will be surrendered by the holder for one Company Share less any applicable Tax, and the Company shall take all such actions as may be necessary or desirable to give effect to the foregoing.

          (b)   Subject to the terms and conditions of this Agreement, pursuant to the Arrangement, the vesting of all outstanding Company RSUs disclosed to the Purchaser in Section 2.10(b) of the Company Disclosure Letter will be accelerated and each Company RSU will be surrendered by the holder for one Company Share less any applicable Tax, and the Company shall take all such actions as may be necessary or desirable to give effect to the foregoing.

          (c)   Subject to the terms and conditions of this Agreement:

    (i)
    the retention awards granted under the Cash Based Incentive Plan set out in Section 2.10(c)(i) of the Company Disclosure Letter will paid in full on the Effective Date; and

    (ii)
    the vesting of all outstanding long term incentive awards and performance incentive awards under the Cash Based Incentive Plan set out in Section 2.10(c)(ii) of the Company Disclosure Letter will be accelerated and paid in full on the Effective Date, in each case, less any applicable Tax, and the Company shall take all such actions as may be necessary or desirable to give effect to the foregoing.

        2.11    Payment of Consideration

        The Purchaser will, following receipt by the Company of the Final Order and Regulatory Approvals, ensure that on the Effective Date: (i) the Depositary has been provided with sufficient Purchaser Shares in escrow to satisfy the aggregate Share Consideration payable to Company Shareholders pursuant to the Plan of Arrangement (such Share Consideration not to include payments to Company Shareholders exercising Dissent Rights and who have not withdrawn their notice of objection); and (ii) the trustees for each class of Company Notes have received cash sufficient to satisfy the Purchaser's obligations under Section 4.11 with respect to the redemption of the Company Notes.

        2.12    Withholding Taxes

        The Company, the Purchaser and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to any Company Shareholder or other securityholder of the Company under the Plan of Arrangement (including any payment to Company Shareholders exercising Dissent Rights) such amounts as the Company, the Purchaser or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the Code, and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Company, the Purchaser or the Depositary, as the case may be. For the purposes hereof, all such withheld amounts shall be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person hereunder, and such deducted or withheld amounts shall be remitted to the appropriate Governmental Authority in the time and manner required by the applicable Law by or on behalf of the Company, the Purchaser or the Depositary, as the case may be. To the extent necessary, such deductions and withholdings may be effected by selling any Company Shares to which any such person may otherwise be entitled under the Plan of Arrangement, and any amount remaining following the sale, deduction and remittance shall be paid to the person entitled thereto as soon as reasonably practicable.

        2.13    U.S. Securities Law Matters

        The Parties agree that the Arrangement will be carried out with the intention that all the Share Consideration issued on completion of the Arrangement will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder and pursuant to exemptions from applicable state securities laws or in compliance with applicable state registration requirements. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act and to facilitate the Purchaser's compliance with other United States securities Laws, the Parties agree that the Arrangement will be carried out on the following basis:

  (a)
  the Arrangement will be subject to the approval of the Court;

  (b)
  the Court will be advised as to the intention of the Parties to rely on the exemption under Section 3(a)(10) of the U.S. Securities Act prior to the hearing required to issue the Interim Order;

  (c)
  prior to the issuance of the Interim Order, the Company will file with the Court a copy of the proposed text of the Circular together with any other documents required by Law in connection with the Company Meeting;

  (d)
  the Court will be required to satisfy itself as to the substantive and procedural fairness of the Arrangement to the Company Shareholders, subject to the Arrangement;

  (e)
  the Company will ensure that each Company Shareholder will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

  (f)
  the Company Shareholders entitled to receive Share Consideration will be advised that the Share Consideration issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by Purchaser in reliance on the exemption from registration provided under Section 3(a)(10) of the U.S. Securities Act;

  (g)
  the Final Order approving the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being substantially and procedurally fair to the Company Shareholders;

  (h)
  the Interim Order approving the Company Meeting will specify that each Company Shareholder will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time and in accordance with the requirements of Section 3(a)(10) under the U.S. Securities Act; and

  (i)
  the Final Order shall include a statement to substantially the following effect:

    "This Order will serve as a basis of a claim to an exemption, pursuant to Section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, regarding the distribution of securities of the Purchaser pursuant to the Plan of Arrangement."

        2.14    U.S. Tax Matters

        For U.S. federal income tax purposes, the exchange of Company Shares for the Share Consideration pursuant to the Arrangement is intended to constitute a reorganization within the meaning of Section 368(a) of the Code. The parties to this Agreement adopt this Agreement and the Arrangement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company

        Except as disclosed in the Company Public Disclosure Record, it being understood and agreed that any disclosure in the Company Public Disclosure Record (but excluding the exhibits and schedules thereto, disclosures in the "Risk Factors" or "Forward Looking Statements" sections thereof or any other disclosure included in such Company Public Disclosure Record that is cautionary, predictive or forward-looking in nature) shall be deemed disclosed with respect to any Section of this Section 3.1 solely to the extent that it is manifestly apparent from a reading of such disclosure that it is applicable to such Section, or as disclosed in the Company Disclosure Letter, it being understood and agreed that any disclosure in the Company Disclosure Letter with respect to one Section shall be deemed disclosed with respect to any Section of this Section 3.1 solely to the extent that it is manifestly apparent from a reading of such disclosure that it is also applicable to such Section, the Company represents and warrants to and in favour of the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties in entering into this Agreement:

          (a)    Organization and Qualification.    The Company has been duly continued and validly exists and is in good standing under the BCBCA, and has the requisite corporate and legal power and capacity to own its assets as now owned and to carry on its business as it is now being carried on. The Company is duly qualified to carry on business in each jurisdiction in which the nature or character of its properties and assets, owned, leased or operated by it, or the nature of its business or activities, makes such qualification necessary, expect where the failure to be so qualified has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company Diligence Information includes complete and correct copies of the constating documents of the Company, as amended to the date of this Agreement. The Company Diligence Information includes complete (except to the extent of redactions) and correct copies of the resolutions or minutes of all meetings (other than meetings for which resolutions or minutes have not been finalized) of the Company Shareholders, the Company Board and each committee of the Company Board, excluding any minutes (or portion thereof) of the Company Board in relation to this Agreement, and the Company has not taken any action to amend or supersede such documents.

          (b)    Subsidiaries.

    (i)
    The Company does not have any direct or indirect subsidiaries except the following wholly-owned subsidiaries:

Name	Jurisdiction
Berg General Partner Corp.	British Columbia, Canada
Berg Metals Limited Partnership	British Columbia, Canada
Blue Pearl Mining Inc.	British Columbia, Canada
Cyprus Thompson Creek Mining Company	Nevada, USA
Endako Mine General Partner Corp.	British Columbia, Canada
Endako Limited Partnership	British Columbia, Canada
Howards Pass General Partner Corp.	British Columbia, Canada
Howards Pass Metals Limited Partnership	British Columbia, Canada
Langeloth Metallurgical Company LLC	Colorado, USA
Long Creek Mining Company	Nevada, USA
Maze Lake General Partner Corp.	British Columbia, Canada
Maze Lake Metals Limited Partnership	British Columbia, Canada
Mount Milligan General Partner Corp.	British Columbia, Canada
Mount Milligan Limited Partnership	British Columbia, Canada
Terrane Metals Corp.	British Columbia, Canada
Thompson Creek Metals Company USA	Colorado, USA
Thompson Creek Mining Co.	Colorado, USA
Thompson Creek Ltd.	Yukon, Canada
Thompson Creek Services ULC	British Columbia, Canada

    (ii)
    Each of the subsidiaries of the Company that is a limited partnership has been created and is validly existing under the laws of the Province of British Columbia and each has all requisite power, capacity and authority under its partnership agreement to own its properties and assets and to carry on its business as it is now being carried on.

    (iii)
    Each of the subsidiaries of the Company that is a corporation is validly subsisting under its respective laws of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease and to operate its properties and assets.

    (iv)
    Each of the subsidiaries of the Company is duly qualified to carry on business in each jurisdiction in which the nature or character of its properties and assets, owned, leased or operated by it, or the nature of its business or activities, makes such qualification necessary, except where the failure to be so qualified has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

    (v)
    With respect to each subsidiary of the Company, the percentage owned directly or indirectly by the Company and the percentage owned by registered holders of capital stock or other equity interest if other than the Company is accurately set out in Section 3.1(b)(v) of the Company Disclosure Letter.

    (vi)
    Except as disclosed in Section 3.1(b)(vi) of the Company Disclosure Letter, the Company is, directly or indirectly, the registered and beneficial owner of all of the outstanding common shares or other equity interests of each of its subsidiaries, free and clear of any Liens, all such shares or other equity interests so owned by the Company have been validly issued and are fully paid and non-assessable, as the case may be, and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights. Except for the shares or other equity interests owned by the Company in any subsidiary, the Company does not own, beneficially or of record, any equity interests of any kind in any other person.

          (c)    Authority Relative to this Agreement.    The Company has the requisite corporate power, authority and capacity to enter into this Agreement and (subject to obtaining the approval of the Company Shareholders of the Arrangement Resolution and the Final Order as contemplated in Section 2.2) to perform its obligations hereunder and to complete the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the completion by the Company of the transactions contemplated by this Agreement have been duly authorized by the Company Board and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by it of this Agreement or the completion of the Arrangement or, subject to obtaining the approval of the Company Shareholders of the Arrangement Resolution and the Final Order as contemplated in Section 2.2, the completion by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors' rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

          (d)    Required Approvals.    Except as disclosed in Section 3.1(d) of the Company Disclosure Letter, no material authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Company for the execution and delivery of this Agreement or, the performance by the Company of its obligations hereunder, the completion by the Company of the Arrangement and the other transactions contemplated hereby or the ability of the Purchaser to conduct operations at the Material Property, other than the following:

    (i)
    the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

    (ii)
    the Final Order, and any filings required in order to obtain the Final Order;

    (iii)
    such filings and other actions required under applicable Securities Laws and the rules and policies of the TSX as are contemplated by this Agreement; and

    (iv)
    the Key Regulatory Approvals.

          (e)    No Violation.    Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 3.1(d), and the third party consents, approvals and notices set out in Section 3.1(e) of the Company Disclosure Letter and except as otherwise set out in Section 3.1(e) of the Company Disclosure Letter, the execution and delivery by the Company of this Agreement and the performance by it of its covenants hereunder and the completion of the Arrangement do not and will not violate, conflict with or result in a breach of any provision of the constating documents of the Company or those of any of its subsidiaries or affiliates, and except as set forth in Section 3.1(e) of the Company Disclosure Letter, will not:

    (i)
    violate, conflict with or result in a breach of:

    (A)
    any Material Contract, authorization, or material Permit to which the Company or any of its subsidiaries or affiliates is a party, or by which the Company or any of its subsidiaries or affiliates is bound; or

    (B)
    any Law to which the Company or any of its subsidiaries or affiliates is subject or by which the Company or any of its subsidiaries or affiliates is bound;

    (ii)
    give rise to any right of termination, cancellation, change of any right or obligation, loss of any benefit to which the Company or any of its subsidiaries are entitled or acceleration of any indebtedness, under any such Material Contract, authorization or material Permit;

    (iii)
    result in the creation or imposition of any Liens upon any of the properties or assets of the Company or its subsidiaries or affiliates or restrict, hinder, impair or limit the ability of the Company or any of its subsidiaries or affiliates to conduct its business as and where it is now being conducted; or

    (iv)
    give rise to any rights of first refusal or rights of first offer, trigger any change in control or influence provisions or any restriction or limitation under any such Material Contract, authorization or material Permit.

          (f)    Capitalization.

    (i)
    The authorized capital of the Company consists of an unlimited number of Company Shares and an unlimited number of preferred shares, issuable in series with terms determinable upon issuance. As at July 4, 2016, there were (i) 222,782,042 Company Shares issued and outstanding all of which have been duly authorized and validly issued and are fully-paid and non-assessable, (ii) no preferred shares issued and outstanding, (iii) 1,142,005 Company Options outstanding under the Long Term Incentive Plan providing for the issuance of 1,142,005 Company Shares upon the exercise thereof; (iv) 3,184,751 Company PSUs outstanding; and (v) 1,437,095 Company RSUs outstanding. No Company Shares have been issued and no Company Options have been granted in violation of any pre-emptive right or similar rights applicable to them. In addition, the Company has issued and outstanding $315.8 million aggregate principal amount of Company 2017 Notes, $334.1 aggregate principal amount of Company 2018 Notes and $183.0 aggregate principal amount of Company 2019 Notes.

    (ii)
    There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any such Company Shares. Except for the Company Options, Company PSUs and Company RSUs described in clause (i), the Company has no other outstanding agreement, subscription, warrant, option, right or commitment or other right or privilege (whether by law, pre-emptive or contractual), nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option, right or commitment, obligating it to issue or sell any Company Shares or other securities of the Company, including any security or obligation of any kind convertible into or exchangeable or exercisable for any Company Shares or other security of the Company.

    (iii)
    The Company Shares are listed on the TSX and trade on the TSX and OTCQX, except for such listing and trading, no securities of the Company, including the Company Notes, are listed or quoted for trading on any other stock or securities exchange or market.

    (iv)
    Section 3.1(f)(iv) of the Company Disclosure Letter sets out a complete and correct list of all outstanding Company Options, Company PSUs and Company RSUs, the number of Company Shares subject to such Company Options, Company PSUs and Company RSUs, the grant date, exercise price, vesting schedule and expiration date, as applicable, and the names of the holders of such Company Options, Company PSUs and Company RSUs and whether each such holder is a current director of the Company or current officer or employee of the Company. All Company Shares that may be issued pursuant to the exercise of outstanding Company Options, or the vesting of Company PSUs and Company RSUs, will, when issued in accordance with the terms thereof, be duly authorized, validly issued, fully-paid and non-assessable and are not and will not be subject to or issued in violation of any Law or any pre-emptive rights, and have been recorded on the Company's financial statements in accordance with U.S. GAAP, and no such grants involved any "back dating", "forward dating", "spring loading" or similar practices.

    (v)
    All dividends and distribution on securities of the Company that have been declared or authorized have been paid in full.

          (g)    Shareholder and Similar Agreements.    The Company is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of the Company or any of its subsidiaries.

          (h)    Reporting Issuer Status and Securities Laws Matters.    The Company is a "reporting issuer" within the meaning of applicable Securities Laws in each of the provinces of Canada, and not on the list of reporting issuers in default under applicable Securities Laws, and no securities commission or similar regulatory authority has issued any order preventing or suspending trading of any securities of the Company, and the Company is not in default of any material provision of applicable Securities Laws or the rules and regulations of the TSX. The Company has not taken any action to cease to be a reporting issuer in any province of Canada nor has the Company received notification from any securities commission or similar regulatory authority seeking to revoke the reporting issuer status of the Company. The Company Shares are registered as a class under section 12(g) of the U.S. Exchange Act, and the Company has filed or furnished all reports or other information required to be filed or furnished under section 13(a) of the U.S. Exchange Act. The Company is not registered or required to be registered as an "investment company" pursuant to the United States Investment Company Act of 1940, as amended. Trading in the Company Shares on the TSX is not currently halted or suspended. No delisting, suspension of trading, cease trading or similar order or restriction with respect to any securities of the Company is pending, in effect, or, to the knowledge of the Company, threatened or is expected to be implemented or undertaken, and, to the knowledge of the Company, the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction. Except as set forth above in this Section 3.1(h), the Company is not subject to continuous disclosure or other public reporting requirements under any Securities Laws. None of the Company's subsidiaries are subject to continuous disclosure or other disclosure requirements under any Securities Laws. The Company has timely filed or furnished on with any Governmental Authority all material forms, reports, schedules, statements and other documents required to be filed or furnished by the Company under applicable Securities Laws with the appropriate Governmental Authority since January 1, 2014. The documents comprising the Company Public Disclosure Record complied as filed in all material respects with Law and did not, as of the date filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such filing), contain any misrepresentation. The Company has not filed any confidential material change report (which at the date of this Agreement remains confidential) or any other confidential filings (including redacted filings other than material contracts which required redaction) filed to or furnished with, as applicable, any securities commission or similar regulatory authority. There are no outstanding or unresolved comments in comments letters from any securities commission or similar regulatory authority with respect to any of the Company Public Disclosure Record and neither the Company nor any of the Company Public Disclosure Record is subject of an ongoing audit, review, comment or investigation by any securities commission or similar regulatory authority or the TSX.

          (i)    Financial Statements and Internal Control over Financial Reporting.

    (i)
    The Annual Financial Statements and the Company's interim financial statements for the period ended March 31, 2016, have been prepared in accordance with U.S. GAAP and all applicable Laws and present fairly, in all material respects, as applicable, the assets, liabilities (whether accrued, absolute, contentment or otherwise), consolidated financial position, results of operations or financial performance and cash flows of the Company and its subsidiaries as at December 31, 2015 and March 31, 2016, respectively, for the periods covered thereby applied on a basis consistent with the immediately prior period and throughout the periods indicated (except as may be indicated expressly in the notes thereto). The Company does not intend to correct or restate, nor, to the knowledge of the Company is there any basis for any correction or restatement of, any aspect of any of the financial statements referred to in this Section 3.1(i)(i). There are no, nor are there any commitments to become a party to, any off-balance sheet transaction (other than as disclosed in Section 3.1(i)(i) of the Company Disclosure Letter), arrangement, obligation (including contingent obligations) or other relationship of the Company or of any of its subsidiaries with unconsolidated entities or other persons.

    (ii)
    The financial books, records and accounts of the Company and each of its subsidiaries: (i) have been maintained, in all material respects, in accordance with U.S. GAAP; (ii) are stated in reasonable detail; (iii) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Company and its subsidiaries; and (iv) accurately and fairly reflect the basis of the Company's consolidated financial statements.

    (iii)
    The Company has established and maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed by the Company in its annual filings, interim filings or other reports filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods specified in Securities Laws. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Company in its annual filings, interim filings or other reports filed or submitted under Securities Laws are accumulated and communicated to the Company's management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosed.

    (iv)
    Management of the Company has designed a process of internal control over financial reporting (as such term is defined in NI 52-109) for the Company providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP and has otherwise complied with NI 52-109.

    (v)
    To the knowledge of the Company, there is no material weakness (as such term is defined in NI 52-109) relating to the design, implementation or maintenance of its internal control over financial reporting, or fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company. To the knowledge of the Company, none of the Company, any of its subsidiaries or any director, officer, employee, auditor, accountant or representative of the Company or any of its subsidiaries has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including any complaint, allegation, assertion, or claim that the Company or any of its subsidiaries has engaged in questionable accounting or auditing practices, or any expression of concern from its employees regarding questionable accounting or auditing matters.
          (j)    Undisclosed Liabilities.    Except as disclosed in the Company Disclosure Letter or: (i) liabilities and obligations that are specifically presented on the audited balance sheet of the Company as of December 31, 2015 or disclosed in the notes thereto; or (ii) liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2015, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations of any nature, whether or not accrued, contingent, determined, determinable or otherwise.

          (k)    Auditors.    The auditors of the Company are independent public accountants as required by applicable Laws and there is not now, and there has not been, any reportable disagreement (within the meaning of Section 4.11 of National Instrument 51-102—Continuous Disclosure Obligations) with the Company's auditors.

          (l)    Absence of Certain Changes.    Since January 1, 2016, except as disclosed in Section 3.1(l) of the Company Disclosure Letter, and other than for the purposes of the transactions contemplated herein:

    (i)
    the Company has conducted its business only in the ordinary course of business;

    (ii)
    there has not occurred one or more changes, events or occurrences which would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect;

    (iii)
    the Company has not incurred any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect;

    (iv)
    there has not been a material change in the level of accounts receivable or payable, inventories or employees, other than those changes in the ordinary course;

    (v)
    there has not been any satisfaction or settlement of any material claims or material liabilities that were not reflected in the Company's audited financial statements, other than the settlement of claims or liabilities incurred in the ordinary course of business;

    (vi)
    except for ordinary course adjustments to employees (other than directors or officers) or pursuant to contractual obligations under a Collective Agreement, there has not been any material increase in the salary, bonus, or other remuneration payable to any non-executive employees of any of Company or its subsidiaries;

    (vii)
    except as set out in the Company's definitive proxy statement dated May 25, 2016, there has not been any increase in the salary, bonus, or other remuneration payable to any officers of the Company or its subsidiaries or any amendment or modification to the vesting or exercisability schedule or criteria, including any acceleration, right to accelerate or acceleration event or other entitlement under any stock option, restricted stock, deferred compensation or other compensation award of any officer of the Company or any of its subsidiaries;

    (viii)
    there has not been any entering into, or an amendment of, any Material Contract other than in the ordinary course of business;

    (ix)
    there has not been any incurrence, assumption or guarantee by the Company of any debt for borrowed money, or any making the Company of any loan, advance or capital contribution to or investment in any other person; and

    (x)
    the Company has not effected any change in its accounting methods, principles or practices, except as required by applicable Laws.

          (m)    Derivative Transactions.    Except as disclosed in Section 3.1(m) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries have any material obligations or liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency options or any other similar transactions (including any option with respect to any of such transactions) or any combination of such transactions.

          (n)    No "Collateral Benefit".    To the knowledge of the Company, no related party of the Company (within the meaning of MI 61-101) together with its associated entities, beneficially owns or exercises control or direction over 1% or more of the outstanding Company Shares, except for related parties who will not receive a "collateral benefit" (within the meaning of such instrument) as a consequence of the transactions contemplated by this Agreement.

          (o)    Compliance with Laws.

    (i)
    The business of the Company and its subsidiaries has been and is currently being conducted in material compliance with all applicable Laws and neither the Company nor any of its subsidiaries are or have been under any investigation with respect to, are or have been charged or threatened to be charged with, or have received any notice of, any alleged material violation of any such Laws or disqualification by a Governmental Authority. The Company does not have any knowledge of any future or potential changes in any Law that may materially impact the business, operations, financial condition, prospects or otherwise of the Company or its subsidiaries. Without limiting the generality of the foregoing, all issued and outstanding Company Shares and Company Notes have been issued in compliance with all applicable Securities Laws.

    (ii)
    Neither the Company nor any of its subsidiaries and, to the Company's knowledge, none of their respective directors, officers, supervisors, managers, employees, or agents has: (A) violated or is in violation of any applicable anti-bribery, export control, and economic sanctions Laws, including the Corruption of Foreign Public Officials Act (Canada) and the United States Foreign Corrupt Practice Act, (B) made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in Canada, other jurisdictions in which the Company or any of its subsidiaries has assets other than in accordance with applicable Laws, (C) used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or (D) violated or is in violation of any provision of the Criminal Code (Canada) relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution payment or gift was or is prohibited under the foregoing.

    (iii)
    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court of governmental authority or any arbitrator non-Governmental Authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

          (p)    Permits.    Except as disclosed in Section 3.1(p) of the Company Disclosure Letter:

    (i)
    Each of the Company and its subsidiaries has obtained, acquired or entered into, and is in material compliance with all material Permits required by applicable Laws or Environmental Laws necessary to conduct its current businesses as it is now being conducted (as described in the Company Public Disclosure Record) or contemplated to be conducted as disclosed in any material Permit.

    (ii)
    Any and all of the material Permits pursuant to which the Company or its subsidiaries holds or will hold an interest in its properties and assets (including any interest in, or right to earn an interest in, any mineral property) are valid and subsisting Permits in full force and effect, and are renewable by their terms or in the ordinary course of business without the need for the Company or its subsidiaries to comply with any special rules or procedures, agree to any materially different terms or conditions or pay any amounts other than routine filing fees. All material Permits are in good standing and there has been no material default under any such Permit, and all material fees and other amounts required to be paid with respect to such Permits to the date hereof have been paid. There are no actions, proceedings or investigations, pending or, to the knowledge of the Company, threatened or received notice, whether written or oral, against the Company or any of its subsidiaries that could reasonably be expected to result in the suspension, loss or revocation of any such Permits.

          (q)    Litigation.    Except as disclosed in Section 3.1(q) of the Company Disclosure Letter, there is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation or inquiry before or by any Governmental Authority, or any claim, action, suit, demand, arbitration, charge, indictment, hearing, demand letter or other similar civil, quasi-criminal or criminal, administrative or investigative matter or proceeding, including by any third party whatsoever (collectively, "Proceedings") against or involving the Company or any of its subsidiaries, or affecting the Material Property (whether in progress or, to the knowledge of the Company, threatened). There is no judgment, writ, decree, injunction, rule, award or order of any Governmental Authority outstanding against the Company or its subsidiaries in respect of its businesses, properties or assets.

          (r)    Insolvency.    No act or proceeding has been taken by or against the Company or any of its subsidiaries in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or any of its subsidiaries or for the appointment of a trustee, receiver, manager or other administrator of the Company or any of its subsidiaries or any of its properties or assets nor, to the knowledge of the Company, is any such act or proceeding threatened. Neither the Company nor any of its subsidiaries has sought protection under the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or similar legislation. Neither the Company nor any of its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or its subsidiaries to conduct its business in all material respects as it has been carried on prior to the date hereof, or that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement.

          (s)    Interest in Properties.    Except as set out in Section 3.1(s) of the Company Disclosure Letter:

    (i)
    Each of the Company and its subsidiaries is the sole legal and beneficial owner, and has valid and sufficient right, title and interest, free and clear of any title defect or Lien in all material respects: (A) to its leases, licences, and all other rights relating in any manner whatsoever to the interest in, or exploration for minerals on its material Company Properties, in each case, as are necessary to perform the operation of its business as presently owned and conducted; (B) to its real property interests including fee simple estate of and in real property, licences (from landowners and authorities permitting the use of land by the Company or any of its subsidiaries), leases, rights of way, occupancy rights, surface rights, mineral rights, easements and all other real property interests, in each case, as are necessary to perform the operation of its business as presently owned and conducted; and (C) to, or is entitled to the material benefits of, all of its material properties and assets of any nature whatsoever and to all benefits derived therefrom and mineral rights including all the Company Properties (including, without limitation, the Material Property) and assets reflected in the balance sheet forming part of the Company Public Disclosure Record, except as indicated in the notes thereto, and such properties and assets are not subject to any Lien or defect in title of any kind except as is specifically identified in the Annual Financial Statements and in the notes thereto.

    (ii)
    All material mineral tenures and mining claims in which the Company or any of its subsidiaries has an interest or right, including the Company Properties, have been validly located, recorded and issued in accordance with applicable Laws in all material respects, are subject to the paramount title of the United States of America and the Provincial Crown, as applicable, and are valid and subsisting in all material respects. Each of the Company and its subsidiaries has all necessary material surface rights, access rights and other rights and interests relating to its mineral tenures and mining claims and any fixed assets or personal property of the Company or its subsidiaries situate thereon or relating thereto, granting the Company or its subsidiaries the right and ability to conduct its business as currently conducted as disclosed in the Company Public Disclosure Record, with only such exceptions as do not materially interfere with the use made by the Company or its subsidiaries of the rights or interests so held, and each of the material mineral tenures and mining claims and each of the material documents, agreements, instruments and obligations relating thereto and referred to above is currently in good standing in the name of the Company or its subsidiaries and free and clear of all material encumbrances.

    (iii)
    (A) The Company and its subsidiaries have the exclusive right to deal with the Company Properties and any fixed assets or personal property of the Company or its subsidiaries situate thereon or relating thereto in all material respects; (B) no person or entity of any nature whatsoever other than the Company or its subsidiaries has any material interest in the Company Properties or any right to acquire or otherwise obtain any such interest; (C) there are no back-in rights, earn-in rights, rights of first refusal, off-take rights or obligations, royalty rights, streaming rights, or other rights of any nature whatsoever which would materially affect the Company's or its subsidiaries' interests in the Company Properties, and no such rights are threatened; (D) neither the Company nor any of its subsidiaries has received any material notice, whether written or oral, from any Governmental Authority or any other person of any revocation or intention to revoke, diminish or challenge its interest in the Company Properties; and (E) the Company Properties are in good standing under and comply with all applicable Laws and all work required to be performed has been performed and all taxes, fees, expenditures and all other payments in respect thereof have been paid or incurred and all filings in respect thereof have been made with only such exceptions as do not materially interfere with the use made by the Company or its subsidiaries of the rights or interests so held.

    (iv)
    There are no material adverse claims, demands, actions, suits or proceedings that have been commenced or are pending or, to the knowledge of the Company, that are threatened, affecting or which could affect the Company's or any of the subsidiaries' right, title or interest in the Company Properties or the ability of the Company or its subsidiaries to explore or develop the Company Properties, including the title to or ownership by the Company or its subsidiaries of the foregoing, or which might involve the possibility of any judgement or liability affecting the Company Properties.

    (v)
    To the knowledge of the Company, none of the directors or officers of the Company holds any right, title or interest in, nor has taken any action to obtain, directly or indirectly, any right, title and interest in any of Company Properties or in any permit, concession, claim, lease, licence or other right to explore for, exploit, develop, mine or produce minerals from or in any manner in relation to the Company Properties and any other properties located within 20 kilometres of any of the Company Properties.

          (t)    Expropriation and Aboriginal Matters.

    (i)
    No Company Property or any other property or asset of the Company or any of its subsidiaries has been taken or expropriated by any Governmental Authority nor has any notice or proceeding in respect thereof been given or commenced nor, to the knowledge of the Company, is there any intent or proposal to give any such notice or to commence any such proceeding.

    (ii)
    Except as disclosed in Section 3.1(t)(ii) of the Company Disclosure Letter:

    (A)
    to the knowledge of the Company, neither the Company nor any of its subsidiaries has received any written, or, to the knowledge of the Company, oral, notice of any Aboriginal Claim made by any Aboriginals which relates to, affects, or could reasonably be expected to affect or impair the Company's or any of the subsidiaries' right, title or interest in the Company Properties;

    (B)
    to the knowledge of the Company, no Aboriginal Claim is threatened by any Aboriginals which relates to, affects, or could reasonably be expected to affect or impair, the Company's or any of the subsidiaries' right, title or interest in the Company Properties;

    (C)
    there are no current, pending or threatened Aboriginal Claims that could reasonably be expected to prevent or materially impair, the exploration, development, construction and operation of the Company's or any of the subsidiaries' right, title or interest in the Company Properties;

    (D)
    no Aboriginal blockade, occupation, illegal action or on-site protest has occurred in connection with the activities on the Company Properties;

    (E)
    there is no memorandum of agreement, exploration, impact and benefit or any other agreement between the Company or any of its subsidiaries and any Aboriginals respecting the Company Properties; and

    (F)
    no Aboriginal Information has been received by the Company or any of its subsidiaries which could reasonably be expected to have a Company Material Adverse Effect.

          (u)    Technical Report.

    (i)
    The Material Property is the only material property of the Company for the purposes of NI 43-101.

    (ii)
    The technical report prepared for the Company by the Company entitled "NI 43-101 Technical Report-Mount Milligan Mine-Northern Central British Columbia" dated January 21, 2015 and filed on SEDAR on January 21, 2015 (the "Technical Report") complied in all material respects with the requirements of NI 43-101 at the time of filing thereof and reasonably presented the quantity of mineral resources and mineral reserves attributable to the properties evaluated therein as at the date stated therein based upon information available at the time the report was prepared. The Company made available to the authors of the Technical Report, prior to the issuance thereof, for the purpose of preparing such report, all information requested by them, and none of such information contained any misrepresentation at the time such information was so provided.

    (iii)
    The Company does not have knowledge of any material change in the facts and assumptions underlying the estimates in the Technical Report as updated through the Company Public Disclosure Record that would reasonably be expected to result in a material adverse change in any production, cost, price, reserves, resources or other relevant information provided in the Technical Report as updated through the Company Public Disclosure Record.

    (iv)
    All of the material assumptions underlying the mineral resource and mineral reserve estimates in the Company Public Disclosure Record are reasonable and appropriate.

    (v)
    The estimates of mineral resources and mineral reserves as described in the Company Public Disclosure Record comply in all material respects with NI 43-101.

    (vi)
    The information set forth in the Company Public Disclosure Record relating to mineral resources and mineral reserves required to be disclosed therein pursuant to NI 43-101 has been prepared by the Company and its consultants in accordance with methods generally applied in the mining industry and conforms to the requirements of NI 43-101 and Securities Laws.

    (vii)
    The Company is in compliance in all material respects with the provisions of NI 43-101, has filed all technical reports required thereby, and there has been no material change of which the Company is or should be aware that would materially disaffirm or materially change any aspect of the Technical Report or that would require the filing of a new technical report under NI 43-101.

          (v)    Taxes.

    (i)
    Except as disclosed in Section 3.1(v)(i) of the Company Disclosure Letter, each of the Company and its subsidiaries has filed all income and other material Returns required to be filed by it with any Governmental Authority and each such Return was complete and correct in all material respects at the time of filing.

    (ii)
    Each of the Company and its subsidiaries has paid or caused to be paid to the appropriate Governmental Authority all Taxes which are due and payable by it, all assessments and reassessments, and all other Taxes due and payable by it on or before the date hereof, other than those which are being or have been contested in good faith by appropriate proceedings and in respect of which reserves have been provided in the most recently published consolidated financial statements of the Company. The Company and its subsidiaries have provided adequate accruals in accordance with applicable accounting rules in the most recently published consolidated financial statements of the Company for any Taxes of the Company and each of its subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Returns. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business.

    (iii)
    Except as disclosed in Section 3.1(v)(iii) of the Company Disclosure Letter, no audit, action, investigation, deficiency, litigation, or proposed adjustment is pending or, to the knowledge of the Company, has been threatened with respect to Taxes or Returns of the Company or any of its subsidiaries.

    (iv)
    No written claim has been made by any Governmental Authority in a jurisdiction where the Company and any of its subsidiaries does not file Returns that the Company or any of its subsidiaries is or may be subject to Tax by that jurisdiction.

    (v)
    No Lien for Taxes has been filed or exists with respect to any assets or properties of the Company or any of its subsidiaries other than for Taxes not yet due and payable or Liens for Taxes that are being contested in good faith by appropriate proceedings.

    (vi)
    The Company and each of its subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Authority when required by Law to do so.

    (vii)
    The Company and each of its subsidiaries has made available to the Purchaser true, correct and complete copies of all Returns, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired.

    (viii)
    Neither the Company nor any of its subsidiaries has ever directly or indirectly transferred any property to or supplied any services to or acquired any property or services from a person with whom it was not dealing at arm's length (for the purposes of the Tax Act) for consideration other than consideration equal to the fair market value of the property or services at the time of the transfer, supply or acquisition of the property or services.

    (ix)
    Except as disclosed in Section 3.1(v)(ix) of the Company Disclosure Letter, there are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any Taxes, the filing of any Return or any payment of Taxes by the Company or any of its subsidiaries.

    (x)
    Except as disclosed in Section 3.1(v)(x) of the Company Disclosure Letter, There are no circumstances existing which could result in the application of Section 78 or Sections 80 to 80.04 of the Tax Act, or any equivalent provision under provincial Law, to the Company or any of its subsidiaries. The Company and its subsidiaries have not claimed nor will they claim any reserve under any provision of the Tax Act or any equivalent provincial provision, if any amount could be included in the income of the Company or its subsidiaries for any period ending after the Effective Time.

          (w)    Contracts.

    (i)
    Except as disclosed in Section 3.1(w)(i) of the Company Disclosure Letter, there is no Contract (or amendment thereto) to which the Company or its subsidiaries is a party or by which its respective assets are bound that: (A) is material to the operational activities of the Company; (B) if terminated by the other party, would reasonably be expected to result in a Company Material Adverse Effect; or (C) is a Contract that contains any non-competition obligations restricting in any material way the business of the Company (collectively, the "Material Contracts").

    (ii)
    True and complete copies of all Material Contracts have been provided to the Purchaser as part of Company Diligence Materials and no such Material Contract has been modified, rescinded or terminated.

    (iii)
    Each Material Contract is legal, valid, binding and in full force and effect and is enforceable by the Company or its subsidiary, as applicable, in accordance with its terms (subject to bankruptcy, insolvency and other Laws affecting creditors' rights generally, and to general principles of equity).

    (iv)
    Except as disclosed in Section 3.1(w)(iv) of the Company Disclosure Letter, the Company or the applicable subsidiary of the Company has performed in all material respects all respective obligations required to be performed by it to date under the Material Contracts and is not, and is not to the knowledge of the Company alleged to be (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder, except for any such breach or default which would not reasonably be expected to result in a Company Material Adverse Effect.

    (v)
    None of the Company or any of its subsidiaries knows of, or has received any notice (whether written or oral) of, any breach or default under nor, to the knowledge of the Company, does there exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under any such Material Contract by any other party to a Material Contract.

    (vi)
    None of the Company or any of its subsidiaries has received any notice (whether written or oral), that any party to a Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Company or with any of its subsidiaries, and, to the knowledge of the Company, no such action has been threatened.

          (x)    Employees.

    (i)
    Section 3.1(x)(i) of the Company Disclosure Letter sets out (without names or employee numbers) a true and complete list of all employees of the Company and any subsidiary, whether actively at work or not, with an annual aggregate compensation in excess of $100,000, including their respective location, hire date and cumulative length of service, position, compensation (including but not limited to salary, bonus and commissions), eligibility to participate in short-term and long-term incentive plans (and grants received under these plans, if any), benefits, vacation entitlement in days, current status (full time or part-time, active or non-active (and if non-active, the reason for leave)) and whether they are subject to a written employment Contract as well as a list of all former employees of the Company to whom the Company or any of its subsidiaries has or may have any outstanding obligations, indicating the nature and the value of such obligations. Except as disclosed in Section 3.1(x)(i) of the Company Disclosure Letter, no employee of the Company or its subsidiaries has any agreement as to length of notice or severance payment required to terminate his or her employment, other than such as results by Law from the employment of an employee without an agreement as to notice or severance.

    (ii)
    Section 3.1(x)(ii) of the Company Disclosure Letter contains a correct and complete list of each independent contractor engaged by the Company or any subsidiary including their consulting fees, any other forms of compensation or benefits to which they are entitled and whether they are subject to a written Contract. Current and complete copies of all such independent contractor Contracts that provide for base fees in excess of $100,000 per annum have been provided to the Purchaser as part of Diligence Information. Each independent contractor of the Company and its subsidiaries has been properly classified as an independent contractor and neither the Company nor any subsidiary has received any notice from any Governmental Authority disputing such classification.

          (y)    Employment Agreements.

    (i)
    All written Contracts in relation to the employees listed in Section 3.1(x)(i) of the Company Disclosure Letter have been provided as part of Company Diligence Information.

    (ii)
    Except as set out in Section 3.1(y)(ii) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is a party to or bound or governed by, or subject to:

    (A)
    any employment, consulting, retention or change of control agreement with, or any written or oral agreement, arrangement or understanding providing for retention, severance or termination payments to, any officer, employee or consultant of the Company or any of its subsidiaries in connection with the termination of their position or their employment as a direct result of a change in control of the Company (including as a result of the Arrangement);

    (B)
    any collective bargaining or union agreement, or any actual or, to the knowledge of the Company, threatened application for certification or bargaining rights in respect of the Company or any of its subsidiaries;

    (C)
    any labour dispute, strike or lock-out relating to or involving any employees of the Company or any of its subsidiaries; or

      (D)
      any actual or, to the knowledge of the Company, threatened material claim against the Company or any of its subsidiaries arising out of or in connection with employment or consulting relationship or the termination thereof.

    (iii)
    Section 3.1(y)(iii) of the Company Disclosure Letter sets forth a complete list of all Collective Agreements. The Company and its subsidiaries are in compliance in all material respects with the terms and conditions of such Collective Agreements.

    (iv)
    Other than the Collective Agreements disclosed in Section 3.1(y)(iii) of the Company Disclosure Letter, no Collective Agreement is currently being negotiated in respect of employees of the Company or any subsidiary.

    (v)
    Neither the Company nor any of its subsidiaries has any material unresolved grievances, notice of default or statement of offence or material pending Proceedings outstanding under any Collective Agreement or decree.

    (vi)
    Neither the Company nor any of its subsidiaries is a party, either directly or indirectly, or by operation of law to any other Collective Agreement and there are no outstanding labour tribunal proceedings of any kind, including any proceedings which could result in certification of a trade union as bargaining agent for any employees of the Company or any subsidiary not already covered by a Collective Agreement.

    (vii)
    There are no pending or, to the knowledge of the Company, threatened union organizing activities involving any employees of the Company or any subsidiary. There is no labour strike, dispute, work slowdown or stoppage pending or involving or, to the knowledge of the Company, threatened against the Company or any subsidiary and no such event has occurred within the last five (5) years.

    (viii)
    Except as disclosed in Section 3.1(y)(viii) of the Company Disclosure Letter, none of the Company or any of its subsidiaries has engaged in any lay-off activities within the past two years that would violate or in any way subject the Company or any of its subsidiaries to the group termination or lay-off requirements of the applicable provincial employment standards Law or other Law.

    (ix)
    Except as disclosed in Section 3.1(y)(ix) of the Company Disclosure Letter,The Company has not and is not engaged in any unfair labour practice and no unfair labour practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of the Company, threatened against the Company.

    (x)
    No trade union has applied to have the Company or any of its subsidiaries declared a common, related or successor employer pursuant to the Labour Relations Act (Ontario) or any similar legislation in any jurisdiction in which the Company or any of its subsidiaries carries on business.

          (z)    Health and Safety.

    (i)
    Each of the Company and its subsidiaries have operated in all material respects in accordance with all applicable Laws with respect to employment and labour, including employment and labour standards, occupational health and safety, employment equity, pay equity, workers' compensation, human rights, labour relations and privacy, and there are no current, pending, or to the knowledge of the Company, threatened proceedings before any Governmental Authority with respect to any such matters.

    (ii)
    There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workplace safety and insurance legislation and neither the Company nor any subsidiary has been reassessed in any respect under such legislation during the past three years and, to the knowledge of the Company, no audit of the Company or any subsidiary is currently being performed pursuant to any applicable workplace safety and insurance legislation. As of the date of this Agreement, there are no claims or potential claims which may adversely affect the Company or any subsidiary's accident cost experience.

    (iii)
    The Company has provided as part of Diligence Information, all orders and inspection reports under applicable occupational health and safety legislation ("OHSA"). There are no charges pending under OHSA. The Company has complied in all material respects with any orders issued under OHSA and there are no appeals of any orders under OHSA currently outstanding.

    (iv)
    The Company and its subsidiaries are in compliance with all terms and conditions of any work permits and Labour Market Impact Assessments received in respect of the engagement of foreign workers. No audit by any Governmental Authority is being conducted, or to the knowledge of the Company pending, in respect of any foreign workers and no such prior audit has resulted in the revocation of any work permit or Labour Market Impact Assessment.

          (aa)    Acceleration of Benefits.    Except as set out in Section 3.1(aa) of the Company Disclosure Letter, no person will, as a result of any of the transactions contemplated herein or in the Plan of Arrangement, become entitled to (i) any retirement, severance, bonus or other similar payment from the Company or any of its subsidiaries, (ii) the acceleration of the vesting or the time to exercise of any outstanding stock option or employee or director awards, Long Term Incentive Plan or Cash Based Incentive Plan cash awards of the Company or any of its subsidiaries, (iii) the forgiveness or postponement of payment of any indebtedness owing by such person to the Company or any of its subsidiaries, or (iv) receive any additional payments or compensation under or in respect of any employee or director benefits or incentive or other compensation plans or arrangements from the Company or any of its subsidiaries.

          (bb)    Pension and Employee Benefits.

    (i)
    Each of the Company and its subsidiaries has complied with all material respects with terms of, and applicable Law in respect of, employee compensation and benefit obligations of the Company and its subsidiaries. Other than the Long Term Incentive Plan and all Employee Plans set out in Section 3.1(bb) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries has any pension or retirement income plans or other material employee compensation or benefit plans, agreements, policies, programs, arrangements or practices, whether written or oral, which are maintained by or binding upon the Company. The Company is in material compliance with the terms of the Long Term Incentive Plan and all applicable Laws related thereto.

    (ii)
    All amounts due or accrued due for all salary, wages, bonuses, commissions, vacation with pay, sick days and benefits under Employee Plans and other similar accruals have either been paid or are accurately reflected in the books and records of the Company or of the applicable subsidiary.

    (iii)
    The Company does not have any stock option plan or similar arrangement other than the Long Term Incentive Plan, options issued to an executive under a stock option inducement and award agreement and RSUs issued to an executive under a restricted share unit inducement and award agreement, copies of which have been provided to the Purchaser as part of the Company Diligence Information.

    (iv)
    All Employees Plans are set out in Section 3.1(bb) of the Company Disclosure Letter. The Company has provided as part of Diligence Information true, correct and complete copies of all the Employee Plans as amended as of the date hereof, together with all related documentation including, without limitation, funding and investment management agreements, summary plan descriptions, the most recent actuarial reports (including, for greater certainty, actuarial valuations in respect of any multi-employer pension plan), financial statements, asset statements, and all material opinions and memoranda (whether externally or internally prepared) and material correspondence with all regulatory authorities or other relevant persons.

    (v)
    No changes have occurred or are expected to occur which would materially affect the information contained in the actuarial reports, financial statements or asset statements required to be provided to the Purchaser pursuant to this provision. Each of the Company and its subsidiaries has complied in all material respects with all the terms of, and all applicable Laws in respect of, the Employee Plans. No fact or circumstance exists which could adversely affect the registered status of any such Employee Plan. Neither the Company, nor any of its agents or delegates, has breached any fiduciary obligation with respect to the administration or investment of any Employee Plan.

    (vi)
    All contributions, premiums and taxes owing under the Employee Plans have been paid when due in accordance with the terms of the Employees Plans and applicable Laws. The Company and/or its subsidiaries, as the case may be, have paid in full all contributions for the period up to the closing of the Arrangement even though not otherwise required to be paid until a later date or have made full and adequate disclosure of and provision for such contributions and premiums in their books and records.

    (vii)
    All Employee Plans that provide group benefits are established though a contract of insurance and no retroactive increase in premiums is permitted thereunder. The level of insurance reserves under each insured Employee Plan is reasonable and sufficient to provide for all incurred but unreported claims.

    (viii)
    Other than the Company's Registered Pension Plan covering all Canadian employees, no Employee Plan is a "registered pension plan" as such term is defined in the Tax Act or provides benefits following the retirement or (except where required by statute) termination of employment of any employee of the Company or its subsidiaries.

    (ix)
    No Employee Plan, no administrator of any Employee Plan, and no member of any body which administers any Employee Plan, nor the Company nor any of its subsidiaries, is subject to any pending investigation, examination, action, claim (including claims for income taxes, interest, penalties, fines or excise taxes) or any other proceeding initiated by any person (other than routine claims for benefits) and, there exists no state of facts which could reasonably be expected to give rise to any such investigation, examination, action, claim or other proceeding.

    (x)
    None of the Employee Plans (other than pension plans) provide for retiree or post-termination benefits or for benefits to retired or terminated employees or to the beneficiaries or dependants of retired or terminated employees, except as required by Law.

    (xi)
    Subject to the requirements of Laws, no provision of any Employee Plan or of any agreement, and no act or omission of the Company or its subsidiaries, in any way limits, impairs, modifies or otherwise affects the right of the Company or its subsidiaries to unilaterally amend or terminate any Employee Plan, and no commitments to improve or otherwise amend any Employee Plan have been made.

    (xii)
    No advance tax rulings been sought or received in respect of any Employee Plan.

    (xiii)
    All employee data necessary to administer each Employee Plan in accordance with its terms and conditions and Law is in possession of the Company and such data is complete, correct, and in a form which is sufficient for the proper administration of each Employee Plan.

    (xiv)
    No Employee Plan is a funded and/or defined benefit plan.

    (xv)
    With respect to each Employee Plan that is a registered pension plan: (A) the Company may take contribution holidays under or withdraw surplus from the Employee Plan, subject only to approvals required by Laws; (B) no Employee Plan has received a transfer of assets from or been merged with another registered pension plan; (C) no Employee Plan has been subject to a partial wind-up in respect of which surplus assets relating to the partial wind-up group were not dealt with at the time of partial wind-up; (D) no assets have been applied other than for proper payments of benefits, refunds of over-contributions and permitted payments of reasonable expenses incurred by or in respect of the Employee Plan; and (E) no conditions have been imposed by any person and no undertakings or commitments have been given to any employee, union or any other person concerning the use of assets relating to any Employee Plan or any related funding medium.

    (xvi)
    With respect to any Employee Plan that is a multi-employer pension plan, no current or former employee, officer or director of the Company is or was ever a member of the administrative body of any such Employee Plan.

    (xvii)
    No Employee Plan is a multi-employer pension plan with participants who are resident in Quebec.

          (cc)    Intellectual Property.    Except as set out in Section 3.1(cc) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries owns or possesses any registered intellectual property rights including any patents, copyrights, trade secrets, trademarks, service marks or trade names.

          (dd)    Environment.    Except as set out in Section 3.1(dd) of the Company Disclosure Letter:

    (i)
    The Company and its subsidiaries have carried on their operations in compliance with all applicable Environmental Laws and the Company Properties and assets of the Company and its subsidiaries comply with all applicable Environmental Laws, except to the extent that a failure to be in such compliance, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

    (ii)
    Other than as reflected in the Company Public Disclosure Record, neither the Company nor any of its subsidiaries is subject to any material contingent or other liability relating to (A) the restoration or rehabilitation of land, water or any other part of the environment, (B) mine closure, reclamation, remediation or other post-operational requirements, or (C) non-compliance with Environmental Laws.

    (iii)
    The Company Properties have not been used to generate, manufacture, refine, treat, recycle, transport, store, handle, dispose of, transfer, produce or process Hazardous Substances, except in compliance in all material respects with all Environmental Laws or except to the extent that such non-compliance would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its subsidiaries has caused or permitted the Release of any Hazardous Substances at, in, on, under or from any Company Property, except in compliance, individually or in the aggregate, with all Environmental Laws, except where the failure to be in such compliance would not be reasonably be expected to have a Company Material Adverse Effect. All Hazardous

      Substances handled, recycled, disposed of, treated or stored on or off site of the Company Properties by the Company or its subsidiaries have been handled, recycled, disposed of, treated and stored in material compliance with all Environmental Laws, except to the extent that a failure to be in such compliance would not be reasonably likely to have a Company Material Adverse Effect. There are no Hazardous Substances at, in, on, under or migrating from any Company Property, except in material compliance with all Environmental Laws.

    (iv)
    Neither the Company nor its subsidiaries has treated or disposed of, or arranged for the treatment or disposal of, any Hazardous Substances at any location except in compliance with all Environmental Laws and Permits, and no such location is: (A) listed on any list of hazardous sites or sites requiring Remedial Action issued by any Governmental Authority; (B) to the knowledge of the Company, proposed for listing on any list issued by any Governmental Authority of hazardous sites or sites requiring Remedial Action, or any similar federal, state or provincial lists; or (C) the subject of enforcement actions by any Governmental Authority that creates the reasonable potential for any proceeding, action, or other claim against the Company or its subsidiaries. No site or facility now or previously owned, operated or leased by the Company or its subsidiaries is listed or, to the knowledge of the Company, is proposed for listing on any list issued by any Governmental Authority of hazardous sites or sites requiring Remedial Action or is the subject of Remedial Action.

    (v)
    Neither the Company nor any of its subsidiaries has caused or permitted the Release of any Hazardous Substances on or to any Company Property in such a manner as: (A) would reasonably be expected to impose liability for cleanup, natural resource damages, loss of life, personal injury, nuisance or damage to other property, except to the extent that such liability would not have a Company Material Adverse Effect; or (B) would be reasonably expected to result in imposition of a lien, charge or other encumbrance or the expropriation of any Company Property or any of the assets of the Company or its subsidiaries.

    (vi)
    Neither the Company nor any of its subsidiaries has received from any Person or Governmental Authority any notice, formal or informal, of any proceeding, action or other claim, liability or potential liability arising under any Environmental Law that is pending or to the knowledge of the Company, threatened against the Company as of the date of this Agreement. The Company is not aware of any facts or circumstances that reasonably could be expected to give rise to any such notice, action or other claim, liability or potential liability.

          (ee)    Insurance.    Each of the Company and each of its subsidiaries has in place reasonable and prudent insurance policies appropriate for its size, nature and stage of development. All insurance policies of the Company and its subsidiaries are disclosed in Section 3.1(ee) of the Company Disclosure Letter and are valid and binding and in full force and effect. All premiums due and payable under all such policies have been paid and the Company is otherwise in compliance in all material respects with the terms of such policies. Each of the Company and each of its subsidiaries has not received any notice of cancellation or termination with respect to any such policy. There has been no denial, rejection, or dispute of material claims by the Company's or its subsidiaries' insurers or as to which any such insurer has made any reservation of rights or refused to cover all or any material portion of such claims. All material proceedings covered by any insurance policy of the Company or its subsidiaries have been properly reported to and accepted by the applicable insurer.

          (ff)    Books and Records.    The corporate records and minute books of the Company and each of its subsidiaries have been maintained in accordance with all applicable Laws in all material respects, and such corporate records and minute books are complete and accurate in all material respects. The financial books and records and accounts of the Company and each of its subsidiaries in all material respects have been maintained in accordance with good business practices and in accordance with U.S. GAAP or the accounting principles generally accepted in the country of domicile of each such entity on a basis consistent with prior years.

          (gg)    Non-Arm's Length Transactions.    Except as disclosed in Section 3.1(gg) of the Company Disclosure Letter, there are no current contracts, commitments, agreements, arrangements or other transactions between the Company or any of its subsidiaries, on the one hand, and any (i) officer or director of the Company or its subsidiaries, (ii) any holder of record or, to the knowledge of the Company, beneficial owner or 5% or more of the outstanding Company Shares, or (iii) any affiliate or associate or any such officer, director or Company Shareholder, on the other hand.

          (hh)    Financial Advisors and Brokers.    Except as disclosed in Section 3.1(hh) of the Company Disclosure Letter, the Company has not incurred any obligation or liability, contingent or otherwise, or retained or agreed to pay or reimburse any broker, finder, financial adviser, investment banker for any brokerage, finder's, advisory or other fee or commission, or for the reimbursement of expenses, in connection with this Agreement, the transactions contemplated hereby or any alternative transaction in relation to the Company, including a Restructuring Transaction. Section 3.1(hh) of the Company Disclosure Letter sets out the dollar amount payable or the manner in which such amount is to be calculated under such agreements in the event that the Arrangement is completed.

          (ii)    Opinions of Financial Advisor.    The Board has received the Fairness Opinion. A true and complete copy of the engagement letter between the Company and the Financial Advisor have been provided as part of Diligence Information and the Company has made true and complete disclosure to the Purchaser of all fees, commissions or other payments that may be incurred pursuant to such engagement or that may otherwise be payable to the Financial Advisor.

          (jj)    Company Special Committee and Company Board Approval.    Each of the Company Special Committee and the Company Board, at a meeting duly called and held, upon consultation with legal and financial advisors, has unanimously (other than in the case of the Company Board, an abstention by a single director) determined that the Arrangement is fair to the Company Shareholders and is in the best interests of the Company. The Company Board has unanimously (other than an abstention by a single director) approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement and has unanimously (other than an abstention by a single director) resolved to recommend that the Company Shareholders vote in favour of the Arrangement Resolution. No action has been taken to amend, or supersede such determinations, resolutions or authorizations of the Company Special Committee or the Company Board. To the knowledge of the Company, the Directors and Named Executive Officers of the Company intend to vote all Company Shares held by him or her in favour of the Arrangement Resolution and references to such intention may be made in any press release disclosing the Arrangement and this Agreement, the Circular and other documents relating to the Arrangement.

          (kk)    Arrangements with Securityholders.    Other than the Support Agreements and this Agreement, the Company does not have any agreement, arrangement or understanding (whether written or oral) with respect to the Purchaser or any of its securities, businesses or operations, with any shareholder of the Purchaser, any interested party of the Purchaser or any related party of any interested party of the Purchaser, or any joint actor with any such persons (and for this purpose, the terms "interested party", "related party" and "joint actor" shall have the meaning ascribed to such terms in MI 61-101).

          (ll)    Confidentiality Agreements.    All agreements entered into by the Company or any of its subsidiaries with persons regarding the confidentiality of information provided to such person or reviewed by such persons with respect to any transaction in the nature described in the definition of Acquisition Proposal, each contain customary provisions, including standstill provisions, have not been waived or released with respect to the applicability of any such "standstill" or other provisions of such confidentiality agreements, except to the extent such agreements contain provisions that provide for automatic exemptions as a result of the Arrangement.

        3.2    Representations and Warranties of the Purchaser

        Except as disclosed in the Purchaser Public Disclosure Record, it being understood and agreed that any disclosure in the Purchaser Public Disclosure Record (but excluding disclosures in the "Risk Factors" or "Forward Looking Statements" sections thereof or any other disclosure included in such Purchaser Public Disclosure Record that is cautionary, predictive or forward-looking in nature) shall be deemed disclosed with respect to any Section of this Section 3.2 solely to the extent that it is manifestly apparent from a reading of such disclosure that it is applicable to such Section, or as disclosed in the Purchaser Disclosure Letter, it being understood and agreed that any disclosure in the Purchaser Disclosure Letter with respect to one Section shall be deemed disclosed with respect to any Section of this Section 3.2 solely to the extent that it is reasonably apparent from a reading of such disclosure that it is also applicable to such Section, the Purchaser represents and warrants to and in favour of the Purchaser as follows and acknowledges that the Company is relying upon such representations and warranties in entering into this Agreement:

          (a)    Organization and Corporate Capacity.    The Purchaser has been duly organized and is validly existing and in good standing under the Laws governing its formation, and has the requisite corporate and legal power and capacity to own its assets as now owned and to carry on its business as it is now being carried on. The Purchaser is duly qualified to carry on business in each jurisdiction in which the nature or character of its properties and assets, owned, leased or operated by it, or the nature of its business or activities, makes such qualification necessary, except where the failure to be so qualified has not had or would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. The Purchaser Diligence Information includes complete and correct copies of the constating documents of the Purchaser, as amended to the date of this Agreement.

          (b)    Authority Relative to this Agreement.    The Purchaser has the requisite corporate power, authority and capacity to enter into and perform its obligations under this Agreement and to complete the transactions contemplated hereby. The execution and delivery of this Agreement and the completion by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by the directors of the Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to authorize the execution and delivery by it of this Agreement or the completion by the Purchaser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors' rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

          (c)    Purchaser Board Approval.    The board of directors of the Purchaser has approved the execution and delivery of this Agreement and no action has been taken to amend, or supersede such approval.

          (d)    Required Approvals.    No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is necessary for the execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder and the completion by the Purchaser of the Arrangement, other than:

    (i)
    the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

    (ii)
    the Final Order, and any filings required in order to obtain the Final Order;

    (iii)
    such filings and other actions required under applicable Securities Laws and the rules and policies of the TSX as are contemplated by this Agreement; and

    (iv)
    the Key Regulatory Approvals.

          (e)    No Violation.    The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder and the completion of the transactions contemplated hereby do not and will not result in a contravention, conflict, violation, breach or default under its constating documents or any Law applicable to it, except as would not reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement.

          (f)    Capitalization.

    (i)
    The authorized capital of the Purchaser consists of an unlimited number of Purchaser Shares, an unlimited number of Class A non-voting shares and an unlimited number of preference shares, issuable in series. As at July 4, 2016, there were (i) 242,164,285 Purchaser Shares issued and outstanding all of which have been duly authorized and validly issued and are fully-paid and non-assessable, (ii) no Class A non-voting shares, (iii) no preference shares, (iv) 5,624,779 options to acquire Purchaser Shares outstanding providing for the issuance of 5,624,779 Purchaser Shares upon the exercise thereof; (v) 213,970.304 deferred share units of the Purchaser outstanding; and (vi) 130,656.941 restricted share units of the Purchaser outstanding.

    (ii)
    As of the date hereof, all dividends and distribution on securities of the Purchaser that have been declared or authorized have been paid in full.

          (g)    Shareholders' and Similar Agreements.    Except as disclosed in Section 3.2(g) of the Purchaser Disclosure Letter, neither the Purchaser nor any of its subsidiaries is subject to, or affected by, any unanimous shareholders agreement and is not a party to any shareholder, pooling, voting, or other similar arrangement or agreement relating to the ownership or voting of the securities of the Purchaser or of any of its subsidiaries or pursuant to which any person may have any right or claim in connection with any existing or past equity interest in the Purchaser or in any of its subsidiaries.

          (h)    Financial Matters.

    (i)
    The audited consolidated statement of financial position, audited consolidated statements of earnings (loss) and comprehensive income (loss) and audited consolidated statements of cash flows and audited consolidated statements of shareholders' equity of the Purchaser for the financial year ended December 31, 2015 and 2014 and the notes thereto and the report of the Purchaser's auditor thereon (the "Purchaser Annual Financial Statements") and the Purchaser's interim financial statements for the period ended March 31, 2016 and the notes thereto have been prepared in accordance with IFRS and all applicable Laws and present fairly, in all material respects, as applicable, the assets, liabilities (whether accrued, absolute, contentment or otherwise), consolidated financial position, results of operations or financial performance and cash flows of the Purchaser and its subsidiaries as at December 31, 2015 and March 31, 2016, respectively, for the periods covered thereby applied on a basis consistent with the immediately prior period and throughout the periods indicated (except as may be indicated expressly in the notes thereto). The Purchaser does not intend to correct or restate, nor, to the knowledge of the Purchaser is there any basis for any correction or restatement of, any aspect of any of the financial statements referred to in this Section 3.2(h)(i). There are no, nor are there any commitments to become a party to, any off-balance sheet transaction, arrangement, obligation (including contingent obligations) or other relationship of the Purchaser or of any of its subsidiaries with unconsolidated entities or other persons.

    (ii)
    The financial books, records and accounts of the Purchaser and each of its subsidiaries: (i) have been maintained, in all material respects, in accordance with IFRS; (ii) are stated in reasonable detail; (iii) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Purchaser and its subsidiaries; and (iv) accurately and fairly reflect the basis of the Purchaser's consolidated financial statements.

    (iii)
    The Purchaser has established and maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed by the Purchaser in its annual filings, interim filings or other reports filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods specified in Securities Laws. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Purchaser in its annual filings, interim filings or other reports filed or submitted under Securities Laws are accumulated and communicated to the Purchaser's management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

    (iv)
    Management of the Purchaser has designed a process of internal control over financial reporting (as such term is defined in NI 52-109) for the Purchaser providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS and has otherwise complied with NI 52-109.

    (v)
    To the knowledge of the Purchaser, there is no material weakness (as such term is defined in NI 52-109) relating to the design, implementation or maintenance of its internal control over financial reporting, or fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Purchaser. To the knowledge of the Purchaser, none of the Purchaser, any of its subsidiaries or any director, officer, employee, auditor, accountant or representative of the Purchaser or any of its subsidiaries has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including any complaint, allegation, assertion, or claim that the Purchaser or any of its subsidiaries has engaged in questionable accounting or auditing practices, or any expression of concern from its employees regarding questionable accounting or auditing matters.

          (i)    Undisclosed Liabilities.    Except for: (i) liabilities and obligations that are specifically presented on the audited balance sheet of the Purchaser as of December 31, 2015 or disclosed in the notes thereto; and (ii) liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2015, neither the Purchaser nor any of its subsidiaries has incurred any material liabilities or obligations of any nature, whether or not accrued, contingent, determined or determinable or otherwise.

          (j)    Auditors.    The auditors of the Purchaser are independent public accountants as required by applicable Laws and there is not now, and there has not been, any reportable disagreement (within the meaning of Section 4.11 of National Instrument 51-102—Continuous Disclosure Obligations) with the Purchaser's auditors.

          (k)    Absence of Certain Changes.    Since January 1, 2016, except as disclosed in Section 3.2(k) of the Purchaser Disclosure Letter or the Purchaser Public Disclosure Record, and other than for the purposes of the transactions contemplated herein:

    (i)
    the Purchaser has conducted its business only in the ordinary course of business; and

    (ii)
    there has not occurred one or more changes, events or occurrences which would, individually or in the aggregate, reasonably be expected to result in a Purchaser Material Adverse Effect;

          (l)    Interest in Properties.    Except as set out in Section 3.2(l) of the Purchaser Disclosure Letter, the Purchaser or one of its subsidiaries holds freehold title, concessions, mining leases, mining claims or other conventional proprietary interests or rights recognized in the jurisdiction in which each property described in the Purchaser Public Disclosure Record is located, in the ore bodies and mineral inventories and the milling, smelting and refining facilities as described in the Purchaser Public Disclosure Record (and all properties respectively relating thereto) under valid, subsisting and enforceable title documents, contracts, leases, licenses of occupation, mining concessions, permits, or other recognized and enforceable instruments and documents, sufficient to permit the Purchaser or one of its subsidiaries, as the case may be, to explore for, extract, exploit, remove, process or refine the minerals relating thereto, except where the failure to so hold such interests or rights would not have a Purchaser Material Adverse Effect. In addition, except as disclosed in Section 3.2(l) of the Purchaser Disclosure Letter, the Purchaser or one of its subsidiaries has all necessary surface rights, water rights and rights in water, rights of way, licenses, easements, ingress, egress and access rights, and all other presently required rights and interests granting the Purchaser or one of its subsidiaries, as the case may be, the rights and ability to explore for, mine, extract, remove or process the minerals derived from each mining property described in the Purchaser Public Disclosure Record, with only such exceptions as are described in the Purchaser Public Disclosure Record or as do not have a Purchaser Material Adverse Effect. Except as disclosed in the Section 3.2(l) of the Purchaser Disclosure Letter, each of the aforementioned interests and rights is currently in good standing except for those interests and rights which, if not kept in good standing, would not have a Purchaser Material Adverse Effect.

          (m)    NI 43-101.

    (i)
    All of the material assumptions underlying the mineral resource and mineral reserve estimates in the Purchaser Public Disclosure Record are reasonable and appropriate.

    (ii)
    The estimates of mineral resources and mineral reserves as described in the Purchaser Public Disclosure Record comply in all material respects with NI 43-101.

    (iii)
    The information set forth in the Purchaser Public Disclosure Record relating to mineral resources and mineral reserves required to be disclosed therein pursuant to NI 43-101 has been prepared by the Purchaser and its consultants in accordance with methods generally applied in the mining industry and conforms to the requirements of NI 43-101 and Securities Laws, and, as of the date hereof, the Purchaser does not have knowledge of any material change in the facts and assumptions underlying such estimates that would reasonably be expected to result in a material adverse change in any production, cost, price, reserves, resources or other relevant information provided in its technical reports disclosing such mineral resources and mineral reserves.

    (iv)
    The Purchaser is in compliance in all material respects with the provisions of NI 43-101, has filed all technical reports required thereby, and there has been no material change of which the Purchaser is or should be aware that would materially disaffirm or materially change any aspect of the Technical Report or that would require the filing of a new technical report under NI 43-101.

          (n)    Operational Matters.    Except as would not, individually or in the aggregate, be reasonably expected to result in a Purchaser Material Adverse Effect, all rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, any direct or indirect assets of the Purchaser, have been: (i) duly paid; (ii) duly performed; or (iii) provided for prior to the date hereof.

          (o)    Litigation.    Except as disclosed in Section 3.2(o) of the Purchaser Disclosure Letter, there is no Proceeding against or involving the Purchaser or its subsidiaries (whether in progress or, to the knowledge of the Purchaser, threatened). Except as disclosed in Section 3.2(o) of the Purchaser Disclosure Letter, there is no judgment, writ, decree, injunction, rule, award or order of any Governmental Authority outstanding against the Purchaser or its subsidiaries in respect of its businesses, properties or assets.

          (p)    Reporting Issuer Status and Securities Laws Matters.    The Purchaser is a "reporting issuer" within the meaning of applicable Securities Laws in each of the provinces and territories of Canada, and not on the list of reporting issuers in default under applicable Securities Laws, and no securities commission or similar regulatory authority has issued any order preventing or suspending trading of any securities of the Purchaser, and the Purchaser is not in default of any material provision of applicable Securities Laws or the rules and regulations of the TSX. The Purchaser has not taken any action to cease to be a reporting issuer in any province of Canada nor has the Purchaser received notification from any securities commission or similar regulatory authority seeking to revoke the reporting issuer status of the Purchaser. The Purchaser Shares are listed on the TSX, trading in the Purchaser Shares on the TSX is not currently halted or suspended and except for such listing and trading, no securities of the Purchaser are listed or quoted for trading on any other stock or securities exchange or market. No delisting, suspension of trading or cease trading order or other order or restriction with respect to any securities of the Purchaser is pending, in effect, or, to the knowledge of the Purchaser, threatened, has been threatened, or is expected to be implemented or undertaken, and the Purchaser is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction. None of the Purchaser's subsidiaries are subject to continuous disclosure or other disclosure requirements under any Securities Laws. The Purchaser has timely filed or furnished with any Governmental Authority all material forms, reports, schedules, statements and other documents required to be filed or furnished by the Purchaser with the appropriate Governmental Authority since January 1, 2014. The documents comprising the Purchaser Public Disclosure Record complied as filed in all material respects with Law and did not, as of the date filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such filing), contain any misrepresentation. The Purchaser has not filed any confidential material change report (which at the date of this Agreement remains confidential) or any other confidential filings (including redacted filings) filed to or furnished with, as applicable, any securities regulatory authority.

          (q)    Compliance with Laws.

    (i)
    Except as disclosed in Section 3.2(q)(i)(A) of the Purchaser Disclosure Letter, the business of the Purchaser and its subsidiaries has been and is currently being conducted in material compliance with all applicable Laws and except as disclosed in

      Section 3.2(q)(i)(A) of the Purchaser Disclosure Letter, neither the Purchaser nor any of its subsidiaries are or have been under any investigation with respect to, are or have been charged or threatened to be charged with, or have received any notice of, any alleged material violation of any such Laws or disqualification by a Governmental Authority. The Purchaser does not have any knowledge of any future or potential changes in any Law that may materially impact the business, operations, financial condition, prospects or otherwise of the Purchaser or its subsidiaries.

    (ii)
    Neither the Purchaser nor any of its subsidiaries and, to the Purchaser's knowledge, none of their respective directors, officers, supervisors, managers, employees, or agents has: (A) violated or is in violation of any applicable anti-bribery, export control, and economic sanctions Laws, including the Corruption of Foreign Public Officials Act (Canada) and the United States Foreign Corrupt Practice Act or any other similar law of any other jurisdiction in which the Purchaser operates its business, (B) made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in Canada, other jurisdictions in which the Purchaser or any of its subsidiaries operates or has assets other than in accordance with applicable Laws, (C) made any direct or indirect unlawful payment from corporate funds, in furtherance of any offer, promise, or payment to any foreign or domestic government official, agent or employee or for any expense, contribution, gift, entertainment or other expense relating to political activity; or (D) violated or is in violation of any provision of the Criminal Code (Canada) relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution payment or gift was or is prohibited under the foregoing.

    (iii)
    The operations of the Purchaser and its subsidiaries are and have been conducted at all times in compliance with Money Laundering Laws and no action, suit or proceeding by or before any court of governmental authority or any arbitrator non-Governmental Authority involving the Purchaser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Purchaser, threatened.

          (r)    Permits.    Except as disclosed in Section 3.2(r) of the Purchaser Disclosure Letter:

    (i)
    each of the Purchaser and its subsidiaries has obtained, acquired or entered into, and is in material compliance with all material Permits required by applicable Laws or Environmental Laws necessary to conduct its current businesses as it is presently or previously conducted, or in connection with the ownership, operation or use of the Purchaser's material assets and properties; and

    (ii)
    any and all of the material Permits pursuant to which the Purchaser or its subsidiaries holds an interest in its properties and assets (including any interest in, or right to earn an interest in, any mineral property) are valid and subsisting Permits in full force and effect, and are renewable by their terms or in the ordinary course of business without the need for the Purchaser or its subsidiaries to comply with any special rules or procedures, agree to any materially different terms or conditions or pay any amounts other than routine filing fees. All material Permits are in good standing and there has been no material default under any such Permit, and all material fees and other amounts required to be paid with respect to such Permits to the date hereof have been paid. There are no material actions, proceedings or investigations, pending or, to the knowledge of the Purchaser, threatened or received notice, whether written or oral, against the Purchaser or any of its subsidiaries that could reasonably be expected to result in the suspension, loss or revocation of any such Permits.

          (s)    Environmental Matters.    Other than with respect to a Kyrgyz Republic Matter:

    (i)
    no written notice, order, complaint or penalty has been received by the Purchaser or any of its subsidiaries alleging that the Purchaser or any of its subsidiaries is in violation of, or has any material liability or potential material liability under, any Environmental Law, and there are no judicial, administrative or other actions, suits or Proceedings pending or threatened against the Purchaser or any of its subsidiaries which allege a material violation of any Environmental Laws; and to the knowledge of the Purchaser, no facts or circumstances exist that reasonably could be expected to give rise to any such notice, claim, order, complain or penalty; and

    (ii)
    the Purchaser and each of its subsidiaries has all environmental Permits necessary for the operation of their respective businesses and to comply with all Environmental Laws in all material respects; and the operations of the Purchaser and each of its subsidiaries are in compliance in all material respects with Environmental Laws.

          (t)    Taxes.

    (i)
    Each of the Purchaser and its subsidiaries has filed all income and other material Returns required to be filed by it with any Governmental Authority and each such Return was complete and correct in all material respects at the time of filing.

    (ii)
    Each of the Purchaser and its subsidiaries has paid or caused to be paid to the appropriate Governmental Authority all Taxes which are due and payable by it, all assessments and reassessments, and all other Taxes due and payable by it on or before the date hereof, other than those which are being or have been contested in good faith by appropriate proceedings and in respect of which reserves have been provided in the most recently published consolidated financial statements of the Purchaser. The Purchaser and its subsidiaries have provided adequate accruals in accordance with applicable accounting rules in the most recently published consolidated financial statements of the Purchaser for any Taxes of the Purchaser and each of its subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Returns. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business. None of the Purchaser or its subsidiaries has received a refund to which it was not entitled.

          (u)    Sufficient Funds.    Prior to, or concurrently with, the execution and delivery of this Agreement, the Purchaser has delivered to the Company true and complete executed copies of: (i) a commitment letter evidencing the availability of the Debt Financing and (ii) an underwriting agreement relating to the Equity Financing (collectively, the "Commitment Letters"), each of which are unamended as of the date hereof. The commitments described in the Debt Commitment Letters and the Equity Commitment Letters are not subject to any condition precedent other than the conditions expressly set forth therein. As of the date hereof: (A) each of the Commitment Letters is in full force and effect and is a legal, valid and binding obligation of the Purchaser and, to the knowledge of the Purchaser, the other parties thereto, enforceable in accordance with their respective terms (subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors' rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction), (B) no amendment or modification to any of the Commitment Letters is contemplated or will be made, other than with the consent of the Company (not to be unreasonably withheld) or amendments or modifications that are not adverse to the Purchaser in any material respect, and (C) no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of the Purchaser under the Commitment Letters or excuse the other parties thereto from their commitments thereunder. As of the date hereof, the Purchaser has no reason to believe that it shall be unable to satisfy on a timely basis on or before the Effective Date any term or condition of closing of the Debt Financing or Equity Financing to be satisfied by it contained in the Commitment Letters. The net proceeds contemplated by the Commitment Letters and, together with the Purchaser's cash on hand, shall in the aggregate be sufficient for the Purchaser to fund, directly or indirectly, the amounts contemplated in Section 4.11(b).

          (v)    Canadian Corporation.    The Purchaser is a "Canadian corporation" for purposes of the Tax Act.

          (w)    Share Ownership.    The Purchaser and its affiliates and persons acting jointly or in concert with the Purchaser and its affiliates do not beneficially own or exercise control or direction over any Company Shares or other securities of the Company, including any Company Notes.

        3.3    Survival of Representations and Warranties

        No investigation by or on behalf of any Party prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the other Parties. The representations and warranties of the Parties contained in this Agreement will not survive the completion of the Arrangement and will expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms. This Section 3.3 will not limit any covenant or agreement of any of the Parties, which, by its terms, contemplates performance after the Effective Time or the date on which this Agreement is terminated, as the case may be.

ARTICLE 4
COVENANTS

        4.1    Covenants of the Company Regarding the Conduct of Business

        The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as disclosed in the Company Disclosure Letter, unless the Purchaser otherwise consents in writing (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld, conditioned or delayed, or as expressly permitted or specifically contemplated by this Agreement or as is otherwise required by applicable Law:

  (a)
  the businesses of the Company and its subsidiaries will be conducted only in the ordinary course of business and in accordance with applicable Law, the Company and its subsidiaries will comply in all material respects with the terms of all Material Contracts and the Company and its subsidiaries will use commercially reasonable efforts to maintain and preserve intact its and their business organizations, assets, properties, rights and goodwill and will maintain satisfactory business relationships with suppliers, customers, distributors, contractual counterparties, contractors, employees, Governmental Authorities and others having business relationships with them and keep available the services of the officers, employees and consultants of the Company and its subsidiaries;

  (b)
  without limiting the generality of Section 4.1(a) above, the Company will not, directly or indirectly:

  (i)
  alter or amend the notice of articles, articles, charter, by-laws or other constating documents of the Company or its subsidiaries;

    (ii)
    declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of the Company Shares (other than dividends, distributions, payments or return of capital made to the Company by any of its subsidiaries);

    (iii)
    split, divide, consolidate, combine or reclassify the Company Shares or any other securities of the Company or its subsidiaries;

    (iv)
    reduce the stated capital of the Company Shares or any other securities of the Company or its subsidiaries;

    (v)
    issue, grant, sell, pledge or otherwise encumber, or authorize or agree to issue, grant, sell, pledge or otherwise encumber any Company Shares or other securities of the Company or its subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Company Shares or other securities of the Company or its subsidiaries, other than the issuance of Company Shares issuable pursuant to: (A) the terms of Company Options, Company RSUs or Company PSUs outstanding on the date hereof; or (B) the terms of existing Material Contracts;

    (vi)
    redeem, purchase or otherwise acquire (or offer to redeem purchase or other acquire) or subject to any Lien, any of (A) its outstanding Company Shares or other securities or securities convertible into or exchangeable or exercisable for Company Shares or any such other securities or any shares or other securities of its subsidiaries and/or (B) the Company Notes;

    (vii)
    amend the terms of any securities of the Company or its subsidiaries;

    (viii)
    adopt a plan of liquidation or resolution providing for the liquidation or dissolution of the Company or its subsidiaries;

    (ix)
    reorganize, recapitalize, restructure, amalgamate or merge with any other person and will not cause or permit its subsidiaries to reorganize, recapitalize, restructure, amalgamate or merge with any other person;

    (x)
    create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations, or the appointment of governing bodies or enter into any Joint Ventures;

    (xi)
    make any material changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any material new accounting policies, principles, methods, practices or procedures), except as disclosed in the Company Public Disclosure Record, as required by applicable Laws or under U.S. GAAP; or

    (xii)
    enter into, modify or terminate any Contract with respect to any of the foregoing;

  (c)
  the Company will promptly notify the Purchaser orally and then promptly notify the Purchaser in writing of (i) any "material change" (as defined in the Securities Act) in relation to the Company or its subsidiaries, (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iii) any notice or other material communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with this Agreement or the Arrangement, (iv) any notice or other communication from any Governmental Authority in connection with this Agreement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser), (v) any filings, actions suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company and its subsidiaries or its material assets including the Material Property, (vi) any breach of this Agreement by the Company, or (vii) any event occurring after the date of this Agreement that would (A) render a representation or warranty, if made on that date or the Effective Date, untrue or inaccurate such that any of the conditions in Section 7.3(b) would not be satisfied or (B) result in the failure in any material respect of the Company to comply with or satisfy any covenant, condition or agreement (without giving effect to, applying or taking into consideration any qualification already contained in such covenant, condition or agreement) to be complied with or satisfied prior to the Effective Time;

  (d)
  the Company will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in connection with this Agreement:

  (i)
  sell, pledge, lease, surrender, licence, lose the right to use, mortgage, dispose of or encumber any assets or properties of the Company or its subsidiaries, other than inventory or immaterial personal property in the ordinary course of business;

  (ii)
  other than in the ordinary course of business, acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) any corporation, partnership, association or other business organization or division thereof or any property or assets, or make any investment by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person, in each case, directly or indirectly, in one transaction or a series of transactions;

  (iii)
  other than in respect of the ongoing operations of the business of the Company and its subsidiaries in the ordinary course consistent with past practice, incur any expenses, make any capital expenditure or commitment, in each case, individually or in the aggregate, in excess of $1,000,000;

  (iv)
  incur any indebtedness or create or issue any debt securities, or assume, guarantee, endorse or otherwise become liable or responsible for such obligations or the obligations of any other person, or make any loans or advances (other than intercompany loans or advances);

  (v)
  enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the ordinary course of business consistent with past practice;

  (vi)
  make any material Tax election, information schedule, return or designation, except as required by Law and in a manner consistent with past practice, settle or compromise any material Tax claim, assessment, reassessment or liability, file any amended Tax Return, enter into any material agreement with a Governmental Authority with respect to Taxes, surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter or materially amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

  (vii)
  pay, discharge or satisfy any claim, liability, indebtedness or obligation prior to the same being due, other than the payment, discharge or satisfaction, in the ordinary course of business, or voluntarily waive, release, assign, settle or compromise any Proceeding;

  (viii)
  engage in any new business, enterprise or other activity that is inconsistent with the existing businesses of the Company in the manner such existing businesses generally have been carried on or (as disclosed in the Company Public Disclosure Record) planned or proposed to be carried on prior to the date of this Agreement; or

    (ix)
    authorize any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

  (e)
  the Company will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in the ordinary course of business:

  (i)
  terminate, fail to renew, cancel, waive, release, grant or transfer any rights of material value, including (A) any existing contractual rights in respect of any material property or assets, (B) any material Permit, lease, concession, contract or other document, or (C) any other material legal rights or claims;

  (ii)
  except as disclosed in Section 4.1(e) of the Company Disclosure Letter or except in connection with matters otherwise permitted under this Section 4.1, enter into any Contract which would be a Material Contract if in existence on the date hereof, or terminate, cancel, extend, renew or amend, modify or change any Material Contract;

  (iii)
  except as disclosed in Section 4.1(e) of the Company Disclosure Letter, enter into any material lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or materially modify, amend or exercise any right to renew any lease or sublease of real property or acquire any interest in real property; or

  (iv)
  enter into any Contract containing any provision restricting or triggered by the transactions contemplated herein;

  (f)
  Neither the Company nor its subsidiaries will, except in the ordinary course of business or pursuant to any existing Contracts or employment, pension, supplemental pension, termination or compensation arrangements or policies or plans in effect on the date hereof, and except as is necessary to comply with applicable Laws:

  (i)
  grant to any officer, director, employee or consultant of the Company or its subsidiaries an increase in compensation in any form;

  (ii)
  except as disclosed in Section 4.1 of the Company Disclosure Letter, grant any general salary increase, fee or pay any or other material compensation to the directors, officers, employees or consultants of the Company and its subsidiaries other than the payment of salaries, fees and benefits in the ordinary course of business;

  (iii)
  take any action with respect to the grant or increase of any severance, change of control, retirement, retention or termination pay;

  (iv)
  enter into or modify any employment or consulting agreement with any officer or director of the Company or its subsidiaries;

  (v)
  terminate the employment or consulting arrangement of any senior management employees (including the Company Senior Management), except for cause or as contemplated in Section 4.7 of this Agreement;

  (vi)
  increase any benefits payable under its current severance or termination pay policies;

  (vii)
  adopt or amend or make any contribution to or any award under the Long Term Incentive Plan or other bonus, profit sharing, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of directors or senior officers or former directors or senior officers of the Company or its subsidiaries; or

    (viii)
    take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the Long Term Incentive Plan or Cash Based Incentive Plan, except as contemplated in Section 2.10 and the Plan of Arrangement;

  (g)
  neither the Company nor its subsidiaries will make any loan to any officer, director, employee or consultant of the Company or its subsidiaries;

  (h)
  the Company will use its commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by the Company, including directors' and officers' insurance, not to be cancelled or terminated and to prevent any of the coverage thereunder from lapsing, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductions and providing coverage comparable to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided, however, that, except as contemplated by Section 4.9(b), the Company will not obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months, except that renewal steps may be taken in advance of expiry;

  (i)
  the Company will use commercially reasonable efforts to retain the services of its and its subsidiaries' existing employees and consultants (including the Company Senior Management) until the Effective Time, and will promptly provide written notice to the Purchaser of the resignation or termination of any of its key employees or consultants;

  (j)
  neither the Company nor its subsidiaries will make an application to amend, terminate, allow to expire or lapse or otherwise modify any of its Permits or take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation or limitation of rights under, any material Permit necessary to conduct its businesses as now being conducted;

  (k)
  the Company will not, and will not cause or permit its subsidiaries to, settle or compromise any material action, claim or other Proceeding (i) brought against it for damages or providing for the grant of injunctive relief or other non-monetary remedy ("Litigation") or (ii) brought by any present, former or purported holder of its securities in connection with the transactions contemplated by this Agreement or the Arrangement;

  (l)
  the Company will not, and will not cause or permit its subsidiaries to, commence any Litigation (other than litigation in connection with the collection of accounts receivable, to enforce the terms of this Agreement or the Confidentiality Agreement, to enforce other obligations of the Purchaser or as a result of litigation commenced against the Company);

  (m)
  the Company will not, and will not cause or permit its subsidiaries to, enter into or renew any Contract (i) containing (A) any limitation or restriction on the ability of the Company or its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates, to engage in any type of activity or business, (B) any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of the Company or its subsidiaries or, following consummation of the transactions contemplated hereby, all or any portion of the business of the Purchaser or any of its affiliates, is or would be conducted or (C) any limit or restriction on the ability of the Company or its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates, to solicit customers or employees, or

    (ii) that would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement;

  (n)
  the Company will not, and will not cause or permit any of its subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein) at any time prior to the Effective Date if then made; and

  (o)
  as is applicable, the Company will not, and will not cause or permit its subsidiaries to, agree, announce, resolve, authorize or commit to do any of the foregoing.

        4.2    Covenants of the Purchaser Regarding the Conduct of Business

        The Purchaser covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless the Company otherwise consents in writing (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld, conditioned or delayed, or as expressly permitted or specifically contemplated by this Agreement or as is otherwise required by applicable Law or as disclosed in the Purchaser Disclosure Letter, the Purchaser shall:

  (a)
  conduct its business only in the ordinary course and to the extent consistent therewith, use its reasonable commercial efforts to: (i) preserve intact the present business organization of the Purchaser; (ii) maintain in effect all material Permits of the Purchaser; and (iii) keep available the services of present officers, key employees and key consultants of the Purchaser;

  (b)
  not, directly or indirectly, do or permit any of the following (i) amend its constating documents or terms of Purchaser Shares in a manner that could have a material and adverse impact on the market price or value of the Purchaser Shares to be issued pursuant to the Arrangement; (ii) split, combine or reclassify any of the Purchaser Shares or, other than in accordance with past practices, declare, set aside or pay any dividend or other distribution payable in cash, securities, property or otherwise with respect to the Purchaser Shares; (iii) reorganize, amalgamate, combine or merge the Purchaser with any other Person; or (iv) adopt a plan of liquidation or resolutions providing for the liquidation of dissolution of the Purchaser or any of its subsidiaries; and

  (c)
  the Purchaser will promptly notify the Company orally and then promptly notify the Company in writing of (i) any "material change" (as defined in the Securities Act) in relation to the Purchaser or its subsidiaries, (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, (iii) any notice or other communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with this Agreement or the Arrangement, (iv) any notice or other material communication from any Governmental Authority in connection with this Agreement (and contemporaneously provide a copy of any such written notice or communication to the Company), (v) any filings, actions suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Purchaser and its subsidiaries or its material assets, (vi) any breach of this Agreement by the Purchaser, or (vii) any event occurring after the date of this Agreement that would (A) render a representation or warranty, if made on that date or the Effective Date, untrue or inaccurate such that any of the conditions in Section 7.3(c) would not be satisfied or (B) result in the failure in any material respect of the Purchaser to comply with or satisfy any covenant, condition or agreement (without giving effect to, applying or taking into consideration any qualification already contained in such covenant, condition or agreement) to be complied with or satisfied prior to the Effective Time.

        4.3    Access to Information

        Subject to compliance with applicable Laws and the terms of any existing Contracts, each Party (the "Providing Party") will afford to the other Party and its Representatives (the "Accessing Party") until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, continuing access to the Company Diligence Information or Purchaser Diligence Information, as applicable, and reasonable access during normal business hours and upon reasonable notice, to the Providing Party's and its subsidiaries' businesses, properties, books and records and such other data and information as the Accessing Party may reasonably request, as well as to its management personnel, provided, that (a) such access shall not unduly interfere with the ordinary conduct of the businesses of the Providing Party and (b) other than in circumstances where access to or disclosure of would not result in the loss of attorney-client privilege, the Providing Party shall not have any obligation in response to a request by the Accessing Party to provide access to or otherwise disclose any information or documents subject to attorney-client privilege. Subject to compliance with applicable Laws and such requests not materially and unduly interfering with the ordinary conduct of the business of the Providing Party, the Providing Party will also make available to the Accessing Party and its Representatives information requested by the Accessing Party for the purposes of preparing, considering and implementing integration and strategic plans for the combined businesses of the Providing Party and the Accessing Party and its affiliates following completion of the Arrangement. Without limiting the generality of the provisions of the Confidentiality Agreements, the Purchaser and the Company each acknowledge that all information provided to it under this Section 4.3, or otherwise pursuant to this Agreement or in connection with the transactions contemplated hereby, is subject to the Confidentiality Agreements, which will remain in full force and effect in accordance with their terms notwithstanding any other provision of this Agreement or any termination of this Agreement. If any provision of this Agreement otherwise conflicts or is inconsistent with any provision of a Confidentiality Agreement, the provisions of this Agreement will supersede those of a Confidentiality Agreement but only to the extent of the conflict or inconsistency and all other provisions of the Confidentiality Agreements will remain in full force and effect. Investigations made by or on behalf of a Party, whether under this Section 4.3 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the other Party in this Agreement. The Company hereby waives compliance with the last sentence of section 4 of the letter agreement dated June 23, 2016 between the Company and the Purchaser.

        4.4    Covenants of the Company Regarding the Arrangement

        Subject to the terms and conditions of this Agreement, the Company shall and shall cause its subsidiaries to perform all obligations required to be performed by the Company under this Agreement, cooperate with the Purchaser in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and the other transactions contemplated hereby, including (without limiting the obligations of the Company in Article 2):

  (a)
  publicly announcing the execution of this Agreement, the support of the Company Board of the Arrangement (including the voting intentions of each director and officer of the Company referred to in Section 3.1(jj)) and the recommendation of the Company Board to the Company Shareholders to vote in favour of the Arrangement Resolution;

  (b)
  using its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (i) necessary or advisable under the Material Contracts in connection with the Arrangement or (ii) required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser; and

  (c)
  upon reasonable consultation with the Purchaser, opposing, or seeking to lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defending all lawsuits or other legal, regulatory or other Proceedings against the Company challenging or affecting this Agreement or the completion of the Arrangement.

        4.5    Covenants of the Purchaser Regarding the Performance of Obligations

        Subject to the terms and conditions of this Agreement, the Purchaser will perform, and will cause its subsidiaries to perform, all obligations required to be performed by it under this Agreement, cooperate with the Company in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and other transactions contemplated hereby, including:

  (a)
  cooperating with the Company in connection with, and using its commercially reasonable efforts to assist the Company in obtaining the waivers, consents and approvals referred to in Section 4.4(a), provided, however, that, notwithstanding anything to the contrary in this Agreement, in connection with obtaining any waiver, consent or approval from any person (other than a Governmental Authority) with respect to any transaction contemplated by this Agreement, the Purchaser will not be required to pay or commit to pay to such person whose waiver, consent or approval is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation;

  (b)
  using its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Authorities from the Purchaser relating to the Arrangement required to be completed prior to the Effective Time;

  (c)
  using its commercially reasonable efforts to ensure that the Share Consideration to be issued pursuant to the Arrangement will: (i) have been duly authorized and, upon issue, will be validly issued as fully paid and non-assessable shares in the capital of the Purchaser; and (ii) will not be issued in violation of the articles, charter, by-laws or other constating document of the Purchaser or any agreement, contract, covenant, undertaking or commitment to which the Purchaser is bound;

  (d)
  upon reasonable consultation with the Company, opposing, or seeking to lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defending all lawsuits or other legal, regulatory or other Proceedings against the Purchaser or its directors or officers challenging or affecting this Agreement or the completion of the Arrangement;

  (e)
  apply for and use its reasonable commercial efforts to obtain approval of the listing and posting for trading on the TSX of the Share Consideration and otherwise comply with the TSX requirements relevant to this Agreement;

  (f)
  forthwith carrying out the terms of the Interim Order and Final Order to the extent applicable to it and taking all necessary actions to give effect to the transactions contemplated herein and the Plan of Arrangement;

  (g)
  use commercially reasonable efforts to complete the Equity Financing and the Debt Financing in a timely manner and on terms consistent with the Commitment Letters; and

  (h)
  notify the Company forthwith if either of the Equity Financing or the Debt Financing is terminated.

        4.6    Mutual Covenants

        Each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:

  (a)
  it will use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 7 to the extent the same is within its control and use commercially reasonable efforts to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary and commercially reasonable to permit the completion of the Arrangement in accordance with its obligations under this Agreement, the Plan of Arrangement and applicable Laws and cooperate with the other Parties in connection therewith, including using its commercially reasonable efforts to (i) obtain all Regulatory Approvals required to be obtained by it, (ii) effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it in connection with the Arrangement, (iii) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement and (iv) cooperate with the other Party in connection with the performance by it of its obligations hereunder;

  (b)
  it will use commercially reasonable efforts not to take or cause to be taken any action which is inconsistent with this Agreement or which would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement;

  (c)
  it will use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Party's legal counsel to permit the completion of the Arrangement; and

  (d)
  it will not: (i) take any action that would reasonably be expected to cause the exchange of Company Shares for Share Consideration to be issued pursuant to the Arrangement to fail to qualify as a "reorganization" under Section 368(a) of the Code or otherwise fail to qualify as a transaction pursuant to which no United States Person (as defined in the Code) is required to recognize taxable gain; or (ii) fail to take any commercially reasonable action necessary to cause the exchange of Company Shares for the Share Consideration to be issued pursuant to the Arrangement to so qualify (including any tax filings, returns or similar items as required under the Code including Section 367 and 368 of the Code and the applicable regulations thereunder).

        4.7    Covenants Related to Regulatory Approvals

        Each Party, as applicable to that Party, covenants and agrees with respect to obtaining all Regulatory Approvals required for the completion of the Arrangement that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:

  (a)
  each Party shall use its commercially reasonable efforts to obtain all required Regulatory Approvals and shall cooperate with the other Party in connection with all Regulatory Approvals sought by the other Party. Without limiting the generality of the foregoing, the Parties shall, as soon as practicable and in any event within 10 Business Days after the date of this Agreement, prepare and submit all filings and submissions required or determined to be appropriate to obtain any Key Regulatory Approvals. In the case of the Purchaser, this shall include the submission of an application for an Advance Ruling Certificate to the Commissioner of Competition and an Application for Review to the Investment Review Division of Innovation, Science and Economic Development Canada;

  (b)
  each Party shall use commercially reasonable efforts to respond promptly to any request or notice from any Governmental Authority requiring that Party to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding the Regulatory Approvals sought by either Party, and each Party shall cooperate with the other Party and shall furnish to the other Party such information and assistance as a Party may reasonably request in connection with preparing any submission or responding to such request or notice from a Governmental Authority;

  (c)
  each Party shall permit the other Party a reasonable opportunity to review in advance any proposed substantive applications, notices, filings, submissions, undertakings, correspondence and communications (including responses to requests for information and inquiries from any Governmental Authority) in respect of obtaining or concluding all required Regulatory Approvals, and shall provide the other Party with a reasonable opportunity to comment thereon and agree to consider those comments in good faith, and each Party shall provide the other Party with any substantive applications, notices, filings, submissions, undertakings or other substantive correspondence provided to a Governmental Authority, or any substantive communications received from a Governmental Authority, in respect of obtaining or concluding the required Regulatory Approvals; and

  (d)
  each Party shall keep the other Party reasonably informed on a timely basis of the status of discussions relating to obtaining or concluding the required Regulatory Approvals sought by such Party and, for greater certainty, no Party shall participate in any substantive meeting (whether in person, by telephone or otherwise) with a Governmental Authority in respect of obtaining or concluding the required Regulatory Approvals unless it advises the other Party in advance and gives such other Party an opportunity to attend.

        4.8    Employment Agreements

          (a)   Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and it shall cause any of its subsidiaries to use commercially reasonable efforts to cause, all directors of the Company and its subsidiaries to provide resignations as at the Effective Time in exchange for the payments set forth in Section 4.8(a) of the Company Disclosure Letter. The Company will provide releases from liability to such individuals as at the Effective Time in form and substance satisfactory to the Company and the Purchaser, each acting reasonably, in exchange for the execution of full and final releases of the Company and its subsidiaries from all liability and obligations in favour of the Company (excluding any indemnification obligations set out in Section 4.9) and in form and substance satisfactory to the Purchaser, acting reasonably.

          (b)   Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and it shall cause any of its subsidiaries to use commercially reasonable efforts to cause, the executive officers of the Company and its subsidiaries listed in Section 4.8(b) of the Company Disclosure Letter to provide resignations or shall terminate such executive officers effective as at the Effective Time in exchange for the payments set forth in Section 4.8(b) of the Company Disclosure Letter. The Company will provide releases from liability to such individuals as at the Effective Time in form and substance satisfactory to the Company and the Purchaser, acting reasonably, in exchange for the execution of full and final releases of the Company and its subsidiaries from all liability and obligations in favour of the Company (excluding any indemnification obligations set out in Section 4.9) and in form and substance satisfactory to the Purchaser, acting reasonably.

          (c)   The Purchaser agrees that the Company, its subsidiaries and any successor to the Company (including any Surviving Corporation) shall honour and comply with the terms of all of the severance payment obligations of the Company or its subsidiaries under the existing employment, consulting, change of control and severance agreements of the Company or its subsidiaries.

          (d)   The Purchaser shall take such steps as are necessary or desirable such that on or immediately following the Effective Time, a member of the Company Board as of the date hereof shall be appointed to the board of directors of the Purchaser. The director shall be identified in writing by the Company to the Purchaser as soon as practicable following the date hereof and subject to the approval of the Purchaser, not to be unreasonably withheld.

        4.9    Indemnification and Insurance

          (a)   The Parties agree that all rights to indemnification existing in favour of the present and former directors and officers of the Company (each such present or former director or officer of the Company being herein referred to as an "Indemnified Party" and such persons collectively being referred to as the "Indemnified Parties") as provided by contracts or agreements to which the Company is a party and in effect as of the date hereof, and copies of which are provided to the Purchaser on the Company's SecureDocs data site, and, as of the Effective Time, will survive and will continue in full force and effect and shall not be modified, and the Company and any successor to the Company (including any Surviving Corporation) shall continue to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time, for six years following the Effective Date.

          (b)   Prior to the Effective Time, notwithstanding any other provision hereof, the Company may purchase prepaid non-cancellable run-off directors' and officers' liability insurance providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date, provided that the total cost of such run-off directors' and officers' liability insurance shall not exceed 200% of the current annual aggregate premium for directors' and officers' liability insurance currently maintained by the Company and its subsidiaries.

        4.10    Control of Business.

        Nothing contained in this Agreement shall give either Party, directly or indirectly, the right to control or direct the operations of the other party prior to the Effective Time. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and each of its subsidiaries' respective operations.

        4.11    Company Notes

          (a)   The Purchaser shall prepare all necessary and appropriate documentation in connection with the redemption of the outstanding Company Notes on or after the Effective Date (as specified by the Purchaser in accordance with the terms of the Company Note Indentures) and the satisfaction and discharge of the Company Note Indentures as of the Effective Date, including: (i) all required officer's certificates and a notice of redemption for all of the outstanding Company 2017 Notes pursuant to Sections 3.01 and 3.03 of the 2017 Note Indenture and an officer's certificate and opinion of counsel (to be provided by counsel to the Purchaser) sufficient to effect the satisfaction and discharge of the 2017 Note Indenture pursuant to Section 8.01 thereof as of the Effective Date (subject to delivery of the amount in cash necessary to redeem or otherwise satisfy and discharge the outstanding Company 2017 Notes pursuant to Section 4.11(b) hereof); (ii) all required officer's certificates and a notice of redemption for all of the outstanding Company 2018 Notes pursuant to Sections 3.01 and 3.03 of the 2018 Note Indenture and an officer's certificate and opinion of counsel (to be provided by counsel to the Purchaser) sufficient to effect the satisfaction and discharge of the 2018 Note Indenture pursuant to Section 11.01 thereof as of the Effective Date (subject to delivery of the amount in cash necessary to redeem or otherwise satisfy and discharge the outstanding Company 2018 Notes pursuant to Section 4.11(b) hereof); (iii) all required officer's certificates and a notice of redemption for all of the outstanding Company 2019 Notes pursuant to Sections 3.01 and 3.03 of the 2019 Note Indenture and an officer's certificate and opinion of counsel (to be provided by counsel to the Purchaser) sufficient to effect the satisfaction and discharge of the 2019 Note Indenture pursuant to Section 8.01 thereof as of the Effective Date (subject to delivery of the amount in cash necessary to redeem or otherwise satisfy or discharge the outstanding Company 2019 Notes pursuant to Section 4.11(b) hereof); and (iv) all other documents as may be reasonably necessary or appropriate to issue on or prior to the Effective Date the redemption notices and effect the satisfaction and discharge referred to in clauses (i), (ii) and (iii) above and, solely to the extent permitted by the trustees under, and in accordance with, the Company Note Indentures, the immediately succeeding sentence below (collectively, the "Redemption Documents"). Upon written notice from the Purchaser, the Company shall, to the extent permitted by the trustees under, and in accordance with, the Company Note Indentures, amend the previously issued conditional redemption notice to delay the redemption date to a new redemption date for the purposes of allowing the redemption to occur on the Effective Date and, if such extension is not permitted, then the Company shall, to the extent permitted by the trustees under, and in accordance with, the Company Note Indentures, cancel the previously issued redemption notice and issue a new redemption notice with a new redemption date specified by the Purchaser in compliance with the Company Note Indentures and the terms of this Agreement. The Parties shall, and shall cause their respective Representatives and subsidiaries to, reasonably cooperate with each other in the preparation of any Redemption Documents. The Redemption Documents shall be subject to the prior review of, and comment by, the Company and its legal counsel, and shall be reasonably acceptable to them. The Company shall cause its officers and directors to execute and deliver such officer's certificates and other customary items required by the Purchaser in connection with its preparation of the Redemption Documents, including officer's certificates supporting the opinions of counsel contemplated above.

          (b)   At the time of closing as contemplated in Section 2.1, the Purchaser and one or more of its subsidiaries shall contribute to the Company by way of non-interest bearing loan in order for the Company to pay or, to the extent the Company has immediately available funds at such time, the Company shall pay, the amount of cash necessary to redeem or otherwise satisfy and discharge each of the outstanding Company Notes, by wire transfer of immediately available funds to the account or accounts designated pursuant to the Redemption Documents, provided however that the proceeds of any such loan or contribution will be held in escrow pursuant to escrow arrangements satisfactory to the Purchaser, the Company and the applicable note trustee and such proceeds will be released on such date (without further action of the parties) upon the completion of the steps set forth in Section 2.3 of the Plan of Arrangement.

          (c)   Provided that the Purchaser shall have provided the Company with the Redemption Documents, the Company shall: (i) deliver fully executed Redemption Documents on a date specified by the Purchaser on or prior to the Effective Date and take any and all actions, including at such times and on such dates, as deemed reasonably necessary or appropriate by the Purchaser to be taken by the Company and as are in accordance with the terms of the Company Note Indentures to issue redemption notices and use its reasonable best efforts to cause the trustee under each of the Company Note Indentures to provide written acknowledgement of the satisfaction and discharge referred to above; and (ii) use its reasonable best efforts to cause the trustee under each of the Company Note Indentures to agree to proceed with the redemption of the Company 2017 Notes, the Company 2018 Notes or the Company 2019 Notes outstanding thereunder, and, in any event, take any such action as is reasonably necessary to cause each such Trustee to mail the notices of redemption to the holders of the applicable Company Notes. Notwithstanding anything in this Section 4.11 to the contrary, (i) it is understood and agreed that any redemption notice in respect of any of the Company Notes shall be delivered in accordance with the terms of the applicable Company Notes Indenture and any such redemption notice delivered prior to the Effective Date shall be expressly conditioned on the occurrence of the Effective Date and (ii) the refusal by any trustee under any of the Company Note Indentures to permit an amendment or cancellation of any previously issued redemption notice or to permit the issuance or any new redemption notice replacing a previously issued redemption notice shall not constitute a breach of this Section 4.11.

        4.12    Negotiations with Respect to Notes

        If on or after October 1, 2016, the Company reasonably believes that the Arrangement may not be completed, the Company will be permitted to discuss and negotiate draft documentation relating to a restructuring transaction ("Restructuring Transaction") involving the Company and the Company Noteholders, and which may include the amendment of the terms of the Company's debt and equity securities, the conversion of debt securities to equity securities and a change of control of the Company provided that the Purchaser shall be informed of the Company's decision to proceed with such discussions and kept reasonably informed by the Company of the occurrence, status and nature of such discussions and negotiations, and no agreement that may be reached through such discussions and negotiations shall become effective until after this Agreement is terminated in accordance with its terms. The Parties further agree that such discussions and negotiations, and the payment of fees to the Company's advisors and advisors acting on behalf of the Company Noteholders in such negotiations shall be considered to occur in the ordinary course for the purposes of Section 4.1(a) and shall not constitute a breach of the Company's covenants under Sections 5.1(a)(i), 5.1(a)(ii) and 5.1(b).

        4.13    Pre-Acquisition Reorganization

          (a)   Subject to Section 4.13(b), the Company agrees that, upon request of the Purchaser, the Company shall: (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each a "Pre-Acquisition Reorganization"); and (ii) cooperate with the Purchaser and its advisors to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken.

          (b)   The Company will not be obligated to participate in any Pre-Acquisition Reorganization under Section 4.13(a) unless such Pre-Acquisition Reorganization:

    (i)
    can be completed prior to the Effective Date, and can be unwound in the event the Arrangement is not consummated without adversely affecting the Company in any material manner; and

    (ii)
    does not impair the ability of the Company to consummate, and will not materially delay the consummation of, the Arrangement.

          (c)   The Purchaser must provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least 10 Business Days prior to the Effective Date. Upon receipt of such notice, the Company and the Purchaser shall work cooperatively and use their best efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement and shall seek to have any such Pre-Acquisition Reorganization made effective as of the last moment of the Business Day ending immediately prior to the Effective Date.

          (d)   The Purchaser agrees that it will be responsible for all costs and expenses associated with any Pre-Acquisition Reorganization to be carried out at its request and shall indemnify and save harmless the Company and its affiliates from and against any and all liabilities, losses, damages, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization if after participating in any Pre-Acquisition Reorganization the Arrangement is not completed other than due to a breach by the Company of the terms and conditions of this Agreement.

        4.14    TSX Delisting and OTCQX Removal

        The Purchaser and the Company shall use their commercially reasonable efforts to cause the Company Shares to be de-listed from the TSX and quotations removed from the OTCQX promptly following the Effective Time, with effect as soon as practicable following the acquisition by the Purchaser of the Company Shares pursuant to the Arrangement.

ARTICLE 5
ADDITIONAL AGREEMENTS

        5.1    Acquisition Proposals

          (a)   Except permitted in this Article 5, from and after the date of this Agreement and until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 6.1, the Company and its subsidiaries shall not, directly or indirectly, through any of their Representatives or otherwise, and shall not permit any such person to:

    (i)
    make, initiate, solicit or encourage (including by way of furnishing or affording access to information or any site visit), or otherwise take any other action that facilitates, directly or indirectly, any inquiry, proposal or offer that constitutes, or that could reasonably be expected to lead to, an Acquisition Proposal;

    (ii)
    enter into or otherwise engage or participate in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than the Purchaser and its subsidiaries) regarding an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal;

    (iii)
    take no position or remain neutral with respect to, or agree to, accept, approve, endorse or recommend, or propose publicly to agree to accept, approve, endorse or recommend any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period exceeding five Business Days after such Acquisition Proposal has been publicly announced shall be deemed to constitute a violation of this Section 5.1(a)(iii)), provided the Company Board has rejected such Acquisition Proposal and affirmed its recommendation to all Company Shareholders that they vote in favour of the Arrangement Resolution before the end of such five Business Day period (or in the event that the Company Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Company Meeting); or

    (iv)
    make or propose publicly to make a Change of Recommendation;

    (v)
    accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any Acquisition Proposal or potential Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.1(e)); or

    (vi)
    make any public announcement or take any other action inconsistent with the approval, recommendation or declaration of advisability of the Company Board of the transactions contemplated hereby.

          (b)   The Company and its Representatives will, and will cause its subsidiaries and their Representatives, to immediately cease and terminate, and cause to be terminated, any solicitation,

      encouragement, discussion or negotiations with any person (other than the Purchaser and its Representatives) with respect to any Acquisition Proposal or inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal and, in connection therewith, the Company will: (i) immediately discontinue access of any such person to any confidential information concerning the Company and its subsidiaries, including access to any data room, virtual or otherwise; and (ii) within two Business Days after the date hereof, to the extent such information has not previously been returned or destroyed, promptly request, and exercise all rights it has to require, the return or destruction of all copies of any confidential information regarding the Company and its subsidiaries provided to any person other than the Purchaser and its Representatives and the return or destruction of all material including or incorporating or otherwise reflecting such confidential information regarding the Company or its subsidiaries, using commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights.

          (c)   The Company represents and warrants that since January 1, 2015, neither the Company nor any of its subsidiaries has waived any confidentiality, standstill or similar agreement or restriction to which the Company or any subsidiary is a party and further covenants and agrees: (i) not to release (or allow any of its subsidiaries to release) any person from, grant any permission under or terminate, modify, amend or waive the terms of, any confidentiality agreement or standstill agreement or standstill or similar provisions in any such confidentiality agreement (it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement as the result of the entering into and announcement of this Agreement shall not be a violation of this Section 5.1(c)); and (ii) the Company shall, and shall cause each of its subsidiaries to, take all necessary action to enforce each confidentiality, standstill or similar agreement or restriction to which the Company or any subsidiary is a party.

          (d)   The Company will promptly (and, in any event, within 24 hours) notify the Purchaser, at first orally and thereafter in writing, of any Acquisition Proposal (whether or not in writing), any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, and any request received by the Company or any of its subsidiaries or any of their Representatives for non-public information relating to the Company (or any of its subsidiaries) or for access to the properties, books or records of the Company (or any of its subsidiaries) by any person in connection with, or that could reasonably be expected to result in, an Acquisition Proposal, including a copy of the Acquisition Proposal, inquiry, proposal, offer or request a description of its material terms and conditions and the identity of all persons making such Acquisition Proposal, inquiry, proposal, offer or request, copies of all written documents, correspondences and other materials received in respect of, from or on behalf of any such persons, and promptly provide to the Purchaser such other information concerning such Acquisition Proposal, inquiry, proposal, offer or request as the Purchaser may reasonably request. The Company will keep the Purchaser promptly and fully informed of the status and details (including all amendments, changes or other modifications) of any such Acquisition Proposal, inquiry, proposal, offer or request and will provide to the Purchaser copies of all materials or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence sent or communicated to or by the Company by or on behalf of or to any persons making any such Acquisition Proposal, inquiry, proposal, offer or request.

          (e)   Notwithstanding anything to the contrary contained in Section 5.1(a), in the event that the Company receives a bona fide written Acquisition Proposal from any person after the date hereof and prior to the Company Meeting that did not otherwise result from a breach of this Section 5.1, and subject to the Company's compliance with Section 5.1(d), the Company and its Representatives may (i) contact such person solely to clarify the terms and conditions of such Acquisition Proposal, (ii) furnish information with respect to it to such person pursuant to an

  Acceptable Confidentiality Agreement, and (iii) participate in discussions or negotiations regarding such Acquisition Proposal, if and only if:

    (i)
    prior to taking any action described in clauses (ii) or (iii) above, the Company Board determines, in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is or could reasonably be expected to result in a Superior Proposal;

    (ii)
    such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality agreement, standstill, use, business purpose or similar restriction with the Company or any of its subsidiaries or Representatives;

    (iii)
    the Company has been, and continues to be, in compliance with its obligations under this Article 5; and

    (iv)
    prior to or concurrently with providing any such copies, access, or disclosure, (A) the Company enters into and provides a copy of an Acceptable Confidentiality Agreement to the Purchaser promptly (and in any event within 24 hours thereafter) upon its execution and (B) the Company contemporaneously provides to the Purchaser any non-public information concerning the Company that is provided to such person which was not previously provided to the Purchaser or its Representatives.

          (f)    Except as expressly permitted by this Section 5.1, neither the Company Board, nor any committee thereof will permit the Company to accept or enter into any Acquisition Agreement requiring the Company to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any person proposing an Acquisition Proposal in the event that the Company completes the transactions contemplated hereby or any other transaction with the Purchaser or any of its affiliates.

          (g)   Notwithstanding Section 5.1(f), in the event the Company receives a bona fide Acquisition Proposal that is a Superior Proposal from any person after the date hereof and prior to the Company Meeting, then the Company Board may, prior to the Company Meeting, withdraw, modify, qualify or change in a manner adverse to the Purchaser its approval or recommendation of the Arrangement and/or approve or recommend such Superior Proposal and/or enter into an Acquisition Agreement with respect to such Superior Proposal if and only if:

    (i)
    the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, use, business purpose or similar restriction with the Company or any of its subsidiaries (it being acknowledged and agreed that the automatic termination of any standstill provisions as the result of the entering into and announcement of this Agreement shall not be a violation of this Section 5.1(g));

    (ii)
    the Company did not breach any provision of this Section 5.1 in connection with the preparation or making of such Acquisition Proposal and the Company has been and continues to be in compliance with this Section 5.1;

    (iii)
    the Company has given written notice to the Purchaser that it has received such Superior Proposal and that the Company Board has determined that (x) such Acquisition Proposal constitutes a Superior Proposal and (y) the Company Board intends to withdraw, modify, qualify or change in a manner adverse to the Purchaser its approval or recommendation of the Arrangement (including the recommendation that the Company Shareholders vote in favour of the Arrangement Resolution), and/or enter into an Acquisition Agreement with respect to such Superior Proposal, in each case, promptly following the making of such determination, together with written notice from the Company Board regarding the value and financial terms that the Company Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under any such Acquisition Proposal;

    (iv)
    the Company has provided the Purchaser a copy of the proposed Acquisition Agreement and all supporting materials, including any financing documents supplied to the Company in connection therewith;

    (v)
    a period of at least five full Business Days (such period being the "Superior Proposal Notice Period") shall have elapsed from the later of the date the Purchaser received the notice from the Company referred to in Section 5.1(g)(iii) and the date on which the Purchaser received the materials set out in Section 5.1(g)(iv);

    (vi)
    during any Superior Proposal Notice Period, the Purchaser has had the opportunity, but not the obligation, to propose to amend the terms of this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

    (vii)
    after the Superior Proposal Notice Period, the Company Board shall have determined, in accordance with Section 5.1(h),that such Acquisition Proposal remains a Superior Proposal compared to the Arrangement as proposed to be amended by the Purchaser and that the failure by the Company Board to recommend that the Company enter into the Acquisition Agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties;

    (viii)
    the Company concurrently terminates this Agreement pursuant to Section 6.1(d)(i); and

    (ix)
    the Company has previously, or concurrently will have, paid to the Purchaser the Termination Fee.

          (h)   During the Superior Proposal Notice Period, the Company Board will review in good faith any offer made by the Purchaser to amend the terms of this Agreement and the Arrangement in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal. The Company agrees that, subject to the Company's disclosure obligations under applicable Securities Laws, the fact of the making of, and each of the terms of, any such proposed amendments shall be kept strictly confidential and shall not be disclosed to any person (including without limitation, the person having made the Superior Proposal), other than the Company's Representatives, without the Purchaser's prior written consent. If the Company Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of the amendments proposed by the Purchaser, the Company will forthwith so advise the Purchaser and will promptly thereafter accept the offer by the Purchaser to amend the terms of this Agreement, and the Arrangement and the Parties agree to take such actions and execute such documents as are necessary to give effect to the foregoing. If the Company Board continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal and therefore rejects the Purchaser's offer to amend this Agreement and the Arrangement, if any, the Company may, subject to compliance with the other provisions hereof, terminate this Agreement in accordance with Section 6.1(d)(i) to enter into an Acquisition Agreement in respect of such Superior Proposal.

          (i)    Each successive modification of any Superior Proposal shall constitute a new Superior Proposal for the purposes of Section 5.1(h) and shall require a new five full Business Day Superior Proposal Notice Period from the later of the date on which the Purchaser received the notice from the Company referred to in Section 5.1(g)(iii) and the date on which the Purchaser received the materials set out in Section 5.1(g)(iv). If the Company Meeting is scheduled to occur during a Superior Proposal Notice Period, the Company shall, upon the request of the Purchaser, adjourn or postpone the Company Meeting to a date specified by the Purchaser that is not later than ten Business Days after the date on which the Company Meeting was originally scheduled to be held.

          (j)    The Company Board shall reaffirm its recommendation in favour of the Arrangement by news release promptly after (A) the Company Board has determined that any Acquisition Proposal is not a Superior Proposal if the Acquisition Proposal has been publicly announced or made; or (B) the Company Board makes the determination referred to in Section 5.1(h) that an Acquisition Proposal that has been publicly announced or made and which previously constituted a Superior Proposal has ceased to be a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on the form and content of any such news release and shall give reasonable consideration to all amendments to such press release requested by the Purchaser and its counsel. Such news release shall state that the Company Board has determined that such Acquisition Proposal is not a Superior Proposal.

          (k)   The Company and/or any of its subsidiaries will not become a party to any Contract with any person subsequent to the date hereof that limits or prohibits the Company from (i) providing or making available to the Purchaser and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 5.1 or (ii) providing the Purchaser and its affiliates and Representatives with any other information required to be given to it by the Company under this Section 5.1.

          (l)    Notwithstanding any of the provisions of this Section 5.1:

    (i)
    the Company Board shall have the right to respond, within the time and in the manner required by applicable Securities Laws, to any take-over bid or tender or exchange offer made for the Company Shares that it determines is not a Superior Proposal, provided that the Purchaser and its counsel shall be provided with a reasonable opportunity to review and comment on any such response and the Company Board shall give reasonable consideration to such comments; and

    (ii)
    prior to the Company Meeting, the Company and the Company Board shall not be prohibited from making any disclosure to Company Shareholders if: (A) a Purchaser Material Adverse Effect or any event, occurrence, circumstance or development that would reasonably be expected to be a Purchaser Material Adverse Effect has occurred and is continuing; and (b) the Company Board has reasonably determined in good faith after consultation with the Company's outside legal counsel that the failure to do so would be inconsistent with the duties of the members of the Company Board under applicable Law, provided that this Section 5.1(l)(ii) shall not permit the Company Board to make a Change of Recommendation.

          (m)  The Company shall ensure that its subsidiaries and the Company and its subsidiaries' respective Representatives are aware of the provisions of this Section 5.1, and any violation of the restrictions set forth in this Article 5 by the Company's Representatives, the Company's subsidiaries and/or the Company's subsidiaries' Representatives shall be deemed a breach of this Article 5 by the Company.

        5.2    Termination Fee and Expenses

          (a)   "Termination Fee Event" means any of the following events:

    (i)
    this Agreement shall have been terminated by the Company or the Purchaser pursuant to Section 6.1(b)(i) [Occurrence of Outside Date] or Section 6.1(b)(ii) [Arrangement Resolution Not Approved], and:

    (A)
    prior to such termination, an Acquisition Proposal is made or publicly announced or otherwise publicly disclosed by any person (other than the Purchaser or any of its affiliates) or any person (other than the Purchaser or any of its affiliates) shall have publicly announced an intention to make an Acquisition Proposal; and

    (B)
    within 365 days following the date of such termination (I) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above) is consummated or (II) the Company or one or more of its subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above) and such Acquisition Proposal is subsequently consummated at any time thereafter, provided, however, that for the purposes of this paragraph 5.2(a)(i) all references to "20% or more" in the definition of Acquisition Proposal shall be changed to "50% or more";

    (ii)
    this Agreement shall have been terminated by the Purchaser pursuant to Section 6.1(c)(i) [Change of Recommendation];

    (iii)
    this Agreement shall have been terminated by the Purchaser pursuant to Section 6.1(c)(ii) [Breach of Non-Solicitation Covenants];

    (iv)
    this Agreement shall have been terminated by the Company pursuant to Section 6.1(d)(i) [Superior Proposal]; or

    (v)
    this Agreement shall have been terminated pursuant to any Subsection of Section 6.1 if at such time the Purchaser is entitled to terminate this Agreement pursuant to (A) Section 6.1(c)(i) [Change of Recommendation] or (B) Section 6.1(c)(ii) [Breach of Non-Solicitation Covenants] and so long as the Purchaser has notified the Company of the Purchaser's right to terminate this Agreement pursuant to Section 6.1(c)(i) or Section 6.1(c)(ii), as the case may be, within five Business Days of the Purchaser becoming aware of the action or event underlying the Purchaser's right to terminate.

          (b)   If a Termination Fee Event occurs, the Company shall pay to the Purchaser a termination fee of $35 million (the "Termination Fee") by wire transfer in immediately available funds to an account specified by the Purchaser. The Company shall pay the Termination Fee to the Purchaser on or prior to the earlier of completion of or entry into an Acquisition Agreement in respect of applicable Acquisition Proposal (in the case of a Termination Fee Event referred to in Section 5.2(a)(i)), within one Business Day following termination of this Agreement (in the case of a Termination Fee Event referred to in Section 5.2(a)(ii), or prior to or concurrent with termination of this Agreement (in the case of a Termination Fee Event referred to in Section 5.2(a)(iv)). If the Company does not have sufficient financial resources to pay the Termination Fee, then it shall be a condition of (i) any Superior Proposal referred to in Section 6.1(d)(i), and (i) any share or asset acquisition referred to in Section 5.2(a)(i) where the Company has entered into any agreement to support such share acquisition or to transfer such assets, as applicable, that the person making such Superior Proposal or acquisition, as applicable, shall advance or otherwise provide to the Company the cash required for the Company to pay the

      Termination Fee, which amount shall be so advanced or provided prior to the date on which the Company is required to pay the Termination Fee.

          (c)   Each Party will pay its respective legal and accounting costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement and any other costs, fees and expenses whatsoever and howsoever incurred, and will indemnify and save harmless the others from and against any claim for any broker's, finder's or placement fee or commission alleged to have been incurred as a result of any action by it in connection with the transactions hereunder. The Purchaser shall pay all filing fees payable in connection with the Key Regulatory Approvals.

          (d)   Each Party acknowledges that all of the payment amounts set out in this Section 5.2 are payments in consideration for the disposition of the Purchaser's rights under this Agreement and represent liquidated damages which are a genuine pre-estimate of the damages which the Purchaser will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties. The Company irrevocably waives any right that it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, the Parties agree that the payment of an amount pursuant to this Section 5.2 in the manner provided herein is the sole and exclusive remedy the Purchaser in respect of the event giving rise to such payment, provided, however, that nothing contained in this Section 5.2, and no payment of any such amount, shall relieve or have the effect of relieving the Company in any way from liability for damages incurred or suffered by the Purchaser as a result of an intentional or wilful breach of this Agreement, including the intentional or wilful making of a misrepresentation in this Agreement and nothing contained in this Section 5.2 shall preclude the Company from seeking injunctive relief in accordance with Section 8.14 to restrain the breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement or otherwise to obtain specific performance of any of such acts, covenants or agreements, without the necessity of posting a bond or security in connection therewith.

ARTICLE 6
TERMINATION

        6.1    Termination

          (a)    Termination By Mutual Consent.    This Agreement may be terminated at any time prior to the Effective Time by mutual written consent of the Company and the Purchaser.

          (b)    Termination by either the Company or the Purchaser.    This Agreement may be terminated by either the Company or the Purchaser at any time prior to the Effective Time:

    (i)
    if the Effective Time does not occur on or before the Outside Date, except that the right to terminate this Agreement under this Section 6.1(b)(i) shall not be available to any Party whose failure to fulfil any of its covenants or obligations or breach of any of its representations and warranties under this Agreement has been a principal cause of, or resulted in, the failure of the Effective Time to occur by such date;

    (ii)
    if the Company Meeting is held and the Arrangement Resolution is not approved by the Company Shareholders in accordance with applicable Laws and the Interim Order; or

    (iii)
    if any Law is enacted, made, enforced or amended, as applicable, that makes the completion of the Arrangement or the transactions contemplated by this Agreement illegal or otherwise prohibited, and such Law has become final and non-appealable, except that the right to terminate this Agreement under this Section 6.1(b)(iii) shall not be available to any Party unless such Party has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

    (iv)
    if at any time prior to the Effective Time the Equity Financing is terminated or escrowed proceeds are returned to investors or the Debt Financing is terminated.

          (c)    Termination by the Purchaser.    This Agreement may be terminated by the Purchaser at any time prior to the Effective Time if:

    (i)
    either (A) the Company Board or any committee thereof fails to publicly make a unanimous recommendation (other than, in the case of the Company Board, the abstention of a single director) that the Company Shareholders vote in favour of the Arrangement Resolution as contemplated in Section 2.2(d), Section 2.5(c) and Section 5.1(j) or the Company or the Company Board or any committee thereof, withdraws, modifies, qualifies or changes, in a manner adverse to the Purchaser, its approval or recommendation of the Arrangement or endorses or recommends any Acquisition Proposal or takes no position or remains neutral with respect to any publicly announced or otherwise publicly disclosed Acquisition Proposal for a period exceeding five Business Days (or, in the event the Company Meeting is scheduled to occur within such five Business Day period, for a period beyond the third Business Day prior to the date of the Company Meeting), (B) the Company Board or any committee thereof fails to unanimously (other than, in the case of the Company Board, the abstention of a single director) reaffirm its unanimous recommendation (other than, in the case of the Company Board, the abstention of a single director) that the Company Shareholders vote in favour of the Arrangement Resolution by the fifth Business Day following receipt of a request by the Purchaser to do so (and in the event that the Company Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Company Meeting) (each of the foregoing a "Change of Recommendation"), (C) the Company and/or the Company Board accepts, approves, endorses or recommends any Acquisition Proposal, (D) the Company enters into an Acquisition Agreement in respect of any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by Section 5.1(e)), or (E) the Company or the Company Board publicly proposes or announces its intention to do any of the foregoing;

    (ii)
    the Company intentionally and materially breaches any of its material obligations or material covenants set forth in Section 5.1;

    (iii)
    subject to compliance with Section 6.3, the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that the Purchaser is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied; or

    (iv)
    a Company Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Company Material Adverse Effect has occurred and is continuing.

          (d)    Termination by the Company.    This Agreement may be terminated by the Company:

    (i)
    at any time prior to the approval of the Arrangement Resolution, if the Company Board approves and authorizes the Company to enter into, a definitive agreement providing for the implementation of a Superior Proposal in accordance with Section 5.1(g), subject to the Company complying with the terms of Section 5.1 and paying the Termination Fee;

    (ii)
    at any time prior to the Effective Time, subject to compliance with Section 6.3, if the Purchaser breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that the Company is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied; or

    (iii)
    a Purchaser Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to be a Purchaser Material Adverse Effect has occurred and is continuing.

        6.2    Void upon Termination

        If this Agreement is terminated pursuant to Section 6.1, this Agreement shall become void and of no force and effect and no Party will have any liability or further obligation to the other Party hereunder, except that the provisions of this Section 6.2, Section 4.3, Section 5.2 and Article 8 (other than Section 8.6 and Section 8.9) shall survive any termination hereof pursuant to Section 6.1, provided, however, that neither the termination of this Agreement nor anything contained in Section 5.2 or this Section 6.2 will relieve any Party from any liability for any intentional or wilful breach by it of this Agreement, including any intentional or wilful making of a misrepresentation in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Confidentiality Agreement shall survive any termination hereof pursuant to Section 6.1.

        6.3    Notice and Cure Provisions

        If any Party determines at any time prior to the Effective Time that it intends to refuse to complete the transactions contemplated hereby because of any unfilled or unperformed condition contained in this Agreement, such Party will so notify the other Party forthwith upon making such determination in order that the other Party will have the right and opportunity to take such steps, at its own expense, as may be necessary for the purpose of fulfilling or performing such condition within a reasonable period of time, but in no event later than the Outside Date. Neither the Company nor the Purchaser may elect not to complete the transactions contemplated hereby pursuant to the conditions precedent contained in Article 7 hereof or exercise any termination right arising therefrom and no payments will be payable as a result of such election pursuant to Article 7 unless forthwith and in any event prior to the Effective Time the Party intending to rely thereon has given a written notice to the other Party specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party giving such notice is asserting as the basis for the non-fulfillment of the applicable condition precedent or the exercise of the termination right, as the case may be. If any such notice is given, provided that the other Party is proceeding diligently to cure such matter, if such matter is susceptible to being cured, the Party giving such notice may not terminate this Agreement as a result thereof until the earlier of the Outside Date and the expiration of a period of 30 Business Days from such notice. If such notice has been given prior to the date of the Company Meeting, such meeting, unless the Parties otherwise agree, will be postponed or adjourned until the expiry of such period (without causing any breach of any other provision contained herein).

ARTICLE 7
CONDITIONS PRECEDENT

        7.1    Mutual Conditions Precedent

        The respective obligations of the Parties to complete the Arrangement are subject to the satisfaction, or mutual waiver by the Parties, on or before the Effective Date, of each of the following conditions, each of which are for the mutual benefit of the Parties and which may be waived, in whole or in part, by the Purchaser and the Company at any time:

  (a)
  the Arrangement Resolution will have been approved by the Company Shareholders at the Company Meeting in accordance with the Interim Order and applicable Laws;

  (b)
  each of the Interim Order and Final Order will have been obtained in form and substance satisfactory to each of the Company and the Purchaser, each acting reasonably, and will not have been set aside or modified in any manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise;

  (c)
  the necessary conditional approvals or equivalent approvals, as the case may be, of the TSX will have been obtained, including in respect of the listing of the Share Consideration thereon;

  (d)
  the issuance of the Share Consideration shall be exempt from the registration requirements under the U.S. Securities Act pursuant to Section 3(a)(10) thereof and the registration and qualification requirements of all applicable United States securities laws, and the Share Consideration shall not be subject to resale restrictions in the United States under the U.S. Securities Act;

  (e)
  the Key Regulatory Approvals will have been obtained and be in full force and effect and not modified;

  (f)
  the Arrangement Filings to be sent to the Registrar in accordance with this Agreement and the BCBCA are in form and content satisfactory to the Company and the Purchaser, each acting reasonably; and

  (g)
  this Agreement shall not have been terminated in accordance with its terms.

        7.2    Additional Conditions Precedent to the Obligations of the Company

        The obligation of the Company to complete the Arrangement will be subject to the satisfaction, or waiver by the Company, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Company and which may be waived by the Company at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Company may have:

  (a)
  the Purchaser shall have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date;

  (b)
  the representations and warranties of the Purchaser in Section 3.2 shall be true and correct (disregarding for this purpose all materiality or Purchaser Material Adverse Effect qualifications contained therein) at and as of the date hereof and Effective Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except for breaches of representations and warranties which have not had and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect or prevent, significantly impede or materially delay the completion of the Arrangement;

  (c)
  other than a Kyrgyz Republic Matter, no Law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding will otherwise have been taken, or are pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement;

  (d)
  the Purchaser shall have complied with its obligations under Section 2.11 and Section 4.11 and the Depositary and the trustees for each class of Company Notes shall have confirmed receipt of the Share Consideration and the amount of cash necessary to redeem each of the outstanding Company Notes on the Effective Date or otherwise satisfy and discharge the Company's obligations under the Company Note Indentures as of the Effective Date, respectively;

  (e)
  the Company shall have received a certificate of the Purchaser signed by a senior officer of the Purchaser and dated the Effective Date certifying that the conditions set out in Section 7.2(a) and Section 7.2(b) have been satisfied, which certificate will cease to have any force and effect after the Effective Time; and

  (f)
  there shall not have occurred, prior to the date hereof, a Purchaser Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to have a Purchaser Material Adverse Effect.

        7.3    Additional Conditions Precedent to the Obligations of the Purchaser

        The obligation of the Purchaser to complete the Arrangement will be subject to the satisfaction, or waiver by the Purchaser, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Purchaser and which may be waived by the Purchaser at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Purchaser may have:

  (a)
  the Company shall have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date, except where the failure to comply with such covenants, individually or in the aggregate, would not materially impede completion of the Arrangement and the transactions contemplated hereby;

  (b)
  the representations and warranties of the Company in Section 3.1 shall be true and correct (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein) at and as of the date hereof and the Effective Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date) except for breaches of representations and warranties (other than the Fundamental Representations) which have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or prevent, significantly impede or materially delay the completion of the Arrangement, it being understood that it is a separate condition precedent to the obligations of the Purchaser hereunder that the Fundamental Representations must be accurate in all respects when made and as of the Effective Date;

  (c)
  the Purchaser shall have received a certificate of the Company signed by a senior officer of the Company and dated the Effective Date certifying that the conditions set out in Section 7.3(a), Section 7.3(b), Section 7.3(d) and Section 7.3(g) have been satisfied, which certificate will cease to have any force and effect after the Effective Time;

  (d)
  other than a Kyrgyz Republic Matter, no Law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding will otherwise have been taken,

    or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that:

    (i)
    makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement or the payment of the Share Consideration or amounts contemplated payable under Section 4.11,

    (ii)
    prohibits, restricts or imposes terms or conditions beyond those terms and conditions which the Purchaser is required to accept pursuant to Section 4.7 on the Arrangement, or the ownership or operation by the Purchaser of the business or assets of the Purchaser, their affiliates and related entities, the Company or any of the Company's subsidiaries and related entities, or compel the Purchaser to dispose of or hold separate any of the business or assets of the Purchaser, their affiliates and related entities, the Company or any of the Company's subsidiaries and related entities as a result of the Arrangement; or

    (iii)
    prevents or materially delays the consummation of the Arrangement, or if the Arrangement were to be consummated, have a Company Material Adverse Effect;

  (e)
  Company Shareholders shall not have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, in connection with the Arrangement (other than Company Shareholders representing not more than 5% of the Company Shares then outstanding); and

  (f)
  there shall not have occurred, prior to the date hereof, a Company Material Adverse Effect or any event, occurrence, circumstance or development that could reasonably be expected to have a Company Material Adverse Effect.

ARTICLE 8
GENERAL

        8.1    Notices

        Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by personal delivery or by electronic means of communication addressed to the recipient as follows:

  (a)
  if to the Purchaser as follows:

  Centerra Gold Inc.
  1 University Avenue, Suite 1500
  Toronto, Ontario
  Canada M5J 2P1

Attention:	Chief Executive Officer
Facsimile No.:	(416) 204-1954
E-mail:	scott.perry@centerragold.com

        with a copy (which will not constitute notice) to:

  Stikeman Elliott LLP
  5300 Commerce Court West
  199 Bay Street
  Toronto, Ontario
  Canada M5L 1B9

Attention:	John J. Ciardullo
Facsimile No.:	(416) 947-0866
E-mail:	jciardullo@stikeman.com

  (b)
  if to the Company:

  Thompson Creek Metals Company Inc.
  26 West Dry Creek Circle, Suite 810
  Littleton, Colorado 80120
  USA

Attention:	President and Chief Executive Officer
Facsimile No.:	(303) 761-7420
E-mail:	jperron@tcrk.com

        with a copy (which will not constitute notice) to:

  Cassels Brock & Blackwell LLP
  2100 Scotia Plaza
  40 King Street West
  Toronto, Ontario
  Canada M5H 3C2

Attention:	Paul Stein
Fax:	(416) 350-6949
Email:	pstein@casselsbrock.com

  and

  Perkins Coie LLP
  1900 Sixteenth St.
  Suite 1400
  Denver, Colorado 80202
  USA

Attention:	Sonny Allison
Fax:	(303) 291-2414
Email:	sallison@perkinscoie.com

or to such other street address, individual or electronic communication number or address as may be designated by notice given by either Party to the other. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day.

        8.2    Assignment

        The Company agrees that the Purchaser may assign all or any part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, a wholly-owned direct or indirect subsidiary of the Purchaser, provided that the Purchaser shall continue to be liable jointly and severally with such subsidiary for all obligations hereunder. Subject to the foregoing, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.

        8.3    Benefit of Agreement

        This Agreement will enure to the benefit of and be binding upon the respective successors (including any successor by reason of amalgamation or statutory arrangement) and permitted assigns of the Parties.

        8.4    Third Party Beneficiaries

        (a)   Except as provided in Section 4.9(a) which, without limiting its terms, is intended as stipulations for the benefit of the Indemnified Parties, the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any person, other than the Parties and that no person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

        (b)   Despite the foregoing, the Parties acknowledge to each of the Indemnified Parties their direct rights against the applicable Party under Section 4.9(a), which are intended for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her legal representatives, and for such purpose, the Company confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf. The Parties reserve their right to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any Person who is not a Party, without notice to or consent of that Person, including any Indemnified Person.

        8.5    Time of Essence

        Time is of the essence of this Agreement.

        8.6    Public Announcements

        No Party shall issue any press release or otherwise make written public statements with respect to the Arrangement or this Agreement without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall not make any filing with any Governmental Authority with respect to the Arrangement or the transactions contemplated hereby without prior consultation with the Purchaser, and the Purchaser shall not make any filing with any Governmental Authority with respect to the Arrangement or the transactions contemplated hereby without prior consultation with the Company, provided, however, that the foregoing shall be subject to each Party's overriding obligation to make any disclosure or filing required under applicable Laws, and the Party making the disclosure shall use commercially reasonable efforts to give prior oral or written notice to the other Party and reasonable opportunity for the other Party to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing), and if such prior notice is not possible, to give notice immediately following the making of any such disclosure or filing, and provided further, however, that, except as otherwise required by Section 5.1, the Company shall have no obligation to obtain the consent of or consult with the Purchaser prior to any press release, public statement, disclosure or filing by the Company with regard to an Acquisition Proposal or a Change of Recommendation. The Parties acknowledge that the Company and the Purchaser shall each file this Agreement under such Party's profile on SEDAR (and in the case of the Company, on EDGAR) without any further notice to any of them.

        8.7    Governing Law; Attornment

        This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of Ontario and the laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters arising under and in relation to this Agreement or the Arrangement and waives, to the fullest extent possible, the defence of an inconvenient forum or any similar defence to the maintenance of proceedings in such courts.

        8.8    Entire Agreement

        This Agreement constitutes, together with the Confidentiality Agreement, the entire agreement between the Parties with respect to the subject matter thereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties with respect thereto except as expressly set forth in this Agreement and the Confidentiality Agreement.

        8.9    Amendment

        This Agreement and the Plan of Arrangement, may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by written agreement of the Parties without, subject to applicable Laws, further notice to or authorization on the part of the Company Shareholders, and any such amendment may, without limitation:

  (a)
  change the time for performance of any of the obligations or acts of the Parties;

  (b)
  change the time for performance of any of the obligations or acts of the Parties;

  (c)
  waive any inaccuracies or modify any representation, term or provision contained herein or in any document delivered pursuant hereto; or

  (d)
  waive compliance with or modify any of the conditions precedent referred to in Article 7 or any of the covenants herein contained or waive or modify performance of any of the obligations of the Parties, provided, however, that no such amendment may reduce or materially affect the consideration to be received by the Company Shareholders under the Arrangement without their approval at the Company Meeting or, following the Company Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.

        8.10    Waiver and Modifications

        Any Party may (a) waive, in whole or in part, any inaccuracy of, or consent to the modification of, any representation or warranty made to it hereunder or in any document to be delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other Parties (c) waive or consent to the modification of any of the covenants herein contained for its benefit or waive or consent to the modification of any of the obligations of the other Parties hereto or (d) waive the fulfillment of any condition to its own obligations contained herein. No waiver or consent to the modifications of any of the provisions of this Agreement will be effective or binding unless made in writing and signed by the Party or Parties purporting to give the same and, unless otherwise provided, will be limited to the specific breach or condition waived. The rights and remedies of the Parties hereunder are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise. No single or partial exercise by a Party of any right or remedy precludes or otherwise affects any further exercise of such right or remedy or the exercise of any other right or remedy to which that Party may be entitled. No waiver or partial waiver of any nature, in any one or more instances, will be deemed or construed a continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.

        8.11    Severability

        If any provision of this Agreement is determined by any court of competent jurisdiction to be illegal or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any material manner or would prevent or significantly impede or materially delay the completion of the Arrangement.

        8.12    Mutual Interest

        Notwithstanding the fact that any part of this Agreement has been drafted or prepared by or on behalf of one of the Parties, all Parties confirm that they and their respective counsel have reviewed and negotiated this Agreement and that the Parties have adopted this Agreement as the joint agreement and understanding of the Parties, and the language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and the Parties waive the application of any Laws or rules of construction providing that ambiguities in any agreement or other document will be construed against the Party drafting such agreement or other document and agree that no rule of construction providing that a provision is to be interpreted in favour of the person who contracted the obligation and against the person who stipulated it will be applied against any Party.

        8.13    Further Assurances

        Subject to the provisions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver all such further documents and instruments, as the other Parties may, either before or after the Effective Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and, in the event the Arrangement becomes effective, to document or evidence any of the transactions or events set out in the Plan of Arrangement.

        8.14    Injunctive Relief

        Subject to Section 5.2(d), the Parties agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached for which money damages would not be an adequate remedy at law. It is accordingly agreed that the Parties will be entitled to an injunction or injunctions and other equitable relief to prevent breaches of this Agreement, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived, this being in addition to any other remedy to which a Party may be entitled at law or in equity.

        8.15    No Personal Liability

        (a)   No director, officer or employee of the Purchaser will have any personal liability to the Company under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Purchaser.

        (b)   No director, officer or employee of the Company will have any personal liability to the Purchaser under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Company.

        8.16    Counterparts

        This Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

        [Remainder of page has been left intentionally blank]

        IN WITNESS WHEREOF the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CENTERRA GOLD INC.
By:	/s/ SCOTT G. PERRY
	Name:	Scott G. Perry
	Title:	Chief Executive Officer
By:	/s/ FRANK H. HERBERT
	Name:	Frank H. Herbert
	Title:	President
THOMPSON CREEK METALS COMPANY INC.
By:	/s/ JACQUES PERRON
	Name:	Jacques Perron
	Title:	President and Chief Executive Officer

SCHEDULE A
FORM OF PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Article 1
INTERPRETATION

1.1   Definitions

        In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of those terms shall have corresponding meanings:

  (a)
  "Arrangement" means the arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.9 of the Arrangement Agreement or Article 5of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;

  (b)
  "Arrangement Agreement" means the agreement made as of July 5, 2016 between the Company and the Purchaser, including the schedules thereto, as the same may be supplemented or amended from time to time;

  (c)
  "Arrangement Resolution" means the resolution of the Company Shareholders approving the Arrangement to be considered at the Company Meeting;

  (d)
  "BCBCA" means the Business Corporations Act (British Columbia) including all regulations made thereunder, as promulgated or amended from time to time;

  (e)
  "Business Day" means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Vancouver, British Columbia, Toronto, Ontario or the State of Colorado are authorized or required by applicable Law to be closed;

  (f)
  "Company" means Thompson Creek Metals Company Inc., a corporation incorporated under the laws of the Province of British Columbia;

  (g)
  "Company Meeting" means the special meeting of the Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought fit, approving the Arrangement Resolution;

  (h)
  "Company Options" means, at any time, options to acquire Company Shares granted pursuant to the Long Term Incentive Plan or a stock option inducement award agreement which are, at such time, outstanding and unexercised, whether or not vested;

  (i)
  "Company Optionholder" means a holder of one or more Company Options;

  (j)
  "Company PSUs" means the performance share units granted under the Long Term Incentive Plan;

  (k)
  "Company RSUs" means the restricted share units granted under the Long Term Incentive Plan or under a restricted share unit inducement award agreement;

  (l)
  "Company Shareholder" means a holder of one or more Company Shares;

  (m)
  "Company Shares" means the common shares without par value in the capital of the Company;

  (n)
  "Company Share Letter of Transmittal" means the letter of transmittal to be delivered by the Company to the Company Shareholders providing for the delivery of Company Shares to the Depositary;

  (o)
  "Court" means the Supreme Court of British Columbia;

  (p)
  "Depositary" means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Company Shares for the Consideration in connection with the Arrangement;

  (q)
  "Dissent Rights" has the meaning ascribed thereto in Section 3.1;

  (r)
  "Dissenting Shares" means the Company Shares held by Dissenting Company Shareholders in respect of which such Dissenting Company Shareholders have given Notice of Dissent;

  (s)
  "Dissenting Company Shareholder" means a registered holder of Company Shares who has duly and validly exercised the Dissent Rights in respect of the Arrangement Resolution in strict compliance with the Dissent Rights and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights;

  (t)
  "Effective Date" means the date upon which all of the conditions to completion of the Arrangement as set forth in the Arrangement Agreement have been satisfied or waived and all documents agreed to be delivered hereunder have been delivered to the satisfaction of the parties thereto, acting reasonably;

  (a)
  "Effective Time" means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as the Company and the Purchaser may agree upon in writing;

  (b)
  "Fair Market Value" means the volume weighted average trading price of the Company Shares on the TSX for the five trading day period immediately prior to the Effective Date;

  (u)
  "Final Order" means the order of the Court approving the Arrangement under Section 291 of the BCBCA, in form and substance acceptable to the Company and Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied;

  (v)
  "Former Company Shareholders" means the holders of Company Shares immediately prior to the Effective Time and those who received Company Shares as a step in the Plan of Arrangement;

  (w)
  "Governmental Authority" means any multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, minister, agency, commission, commissioner, bureau, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;

  (x)
  "holder", when used with reference to any securities of the Company, means the holder of such securities shown from time to time in the central securities register maintained by or on behalf of the Company in respect of such securities;

  (y)
  "In-The-Money Amount" in respect of a stock option means the amount, if any, by which the aggregate Fair Market Value at that time of the securities subject to the option exceeds the aggregate exercise price of the option;

  (z)
  "Interim Order" means the interim order of the Court to be issued following the application therefor contemplated by Section 2.2(a) of the Arrangement Agreement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;

  (aa)
  "Liens" means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

  (bb)
  "Long Term Incentive Plan" means the Amended and Restated Company 2010 Long-Term Incentive Plan approved by Company Shareholders on May 13, 2014;

  (cc)
  "Notice of Dissent" means a notice of dissent duly and validly given by a registered holder of Company Shares exercising Dissent Rights as contemplated in the Interim Order and as described in Article 4;

  (dd)
  "Plan of Arrangement" means this plan of arrangement, including any appendices hereto, and any amendments, modifications or supplements hereto made from time to time in accordance with the terms hereof or made at the direction of the Court in the Final Order, with the consent of the Company and the Purchaser, each acting reasonably;

  (ee)
  "Purchaser" means Centerra Gold Inc., a corporation incorporated under the laws of Canada;

  (ff)
  "Purchaser Holdco" means Centerra B.C. Holdings Inc., a corporation incorporated under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Purchaser;

  (gg)
  "Purchaser Replacement Option" has the meaning ascribed thereto in Section 2.3(a)(i);

  (hh)
  "Purchaser Shares" means the common shares in the capital of the Purchaser;

  (ii)
  "Share Consideration" means 0.0988 of a Purchaser Share for each Company Share

  (jj)
  "Registrar" means the person appointed as the Registrar of Companies under section 400 of the BCBCA; and

  (cc)
  "Tax Act" means the Income Tax Act (Canada), and the regulations promulgated thereunder, as amended.

        Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.2   Interpretation Not Affected by Headings, etc.

        The division of this Plan of Arrangement into Articles, Sections, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an "Article",

"Section" or "paragraph" followed by a number and/or a letter refer to the specified Article, Section or paragraph of this Plan of Arrangement.

1.3   Number

        In this Plan of Arrangement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa.

1.4   Date of Any Action

        In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.5   Time

        Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in any letter of transmittal contemplated herein are the local time in Vancouver, British Columbia unless otherwise stipulated herein or therein.

1.6   Currency

        Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.

Article 2
ARRANGEMENT

2.1   Arrangement Agreement

        This Plan of Arrangement is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein.

2.2   Binding Effect

        This Plan of Arrangement will become effective at the Effective Time and shall be binding upon the Purchaser, Purchaser Holdco, the Company, the Company Shareholders (including, for greater certainty, Dissenting Company Shareholders), the Company Optionholders and the holders of Company PSUs and Company RSUs, the Depositary and the Registrar and Transfer Agent in respect of the Company Shares, including, as applicable, registered and beneficial holders.

2.3   The Arrangement

        Commencing at the Effective Time, each of the events set out below shall occur and be deemed to occur in the following sequence effective as at one minute intervals starting at the Effective Time, in each case without any further authorization, act or formality of or by the Court, the Registrar, the Company, the Purchaser or any other person:

  (a)
  At the Effective Time the following actions shall occur in the following order:

  (i)
  notwithstanding the terms of the Long Term Incentive Plan, each Company Option will be exchanged for an option (each a, "Purchaser Replacement Option") to purchase from the Purchaser the number of Purchaser Shares equal to: (A) 0.0988, multiplied by (B) the number of Company Shares subject to such Company Option immediately prior to the Effective Time (and when aggregated with the other Purchaser Replacement Options of a holder results in a fraction of a Purchaser Share, they shall be rounded down to the nearest whole number of Purchaser Shares). Such Purchaser Replacement Option shall provide for an exercise price per Purchaser Share equal to (Y) the exercise price per Company Share otherwise purchasable pursuant to such Company Option immediately prior to the Effective Time, divided by (Z) 0.0988. All terms and conditions of a Purchaser Replacement Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Company Option for which it was exchanged, and shall be governed by the terms of the Long Term Incentive Plan and any document evidencing a Company Option shall thereafter evidence and be deemed to evidence such Purchaser Replacement Option. It is intended that subsection 7(1.4) of the Tax Act apply to such exchange of Company Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of a Purchaser Replacement Option will be increased such that the aggregate In-The-Money-Amount of the Purchaser Replacement Option does not exceed the In-The-Money-Amount of the Company Option immediately before the exchange contemplated in this Section 2.3(a)(i);

    (ii)
    the vesting of each Company PSU will be accelerated and the holder will receive the number of Company PSUs assuming target performance as set out in his or her agreement; each Company PSU will be surrendered by the Company PSU holder for one Company Share less any amounts withheld pursuant to Section 5.4 and the Company Shares issuable in connection therewith will be deemed to be issued to such Company PSU holder as fully paid and non-assessable common shares in the authorized share structure of Company provided that no share certificates shall be issued with respect to such shares;

    (iii)
    the vesting of each Company RSU will be accelerated and each Company RSU will be surrendered by the Company RSU holder for one Company Share less any amounts withheld pursuant to Section 5.4 and the Company Shares issuable in connection therewith will be deemed to be issued to such Company RSU holder as fully paid and non-assessable common shares in the authorized share structure of Company provided that no share certificates shall be issued with respect to such shares.

  (b)
  Following the steps in Section 2.3(a):

  (i)
  each Company Share held by a Dissenting Company Shareholder shall be deemed to be transferred by the holder thereof, without any further act or formality on its part, free and clear of all liens, claims and encumbrances, to the Company and the Company shall thereupon be obliged to pay the amount therefor determined and payable in accordance with Article 3, and the name of such holder shall be removed from the central securities register of the Company as a holder of Company Shares and the Company Shares so transferred will be cancelled;

  (ii)
  each issued Company Share held by a Former Company Shareholder (other than a Dissenting Company Shareholder or the Purchaser or any subsidiary of the Purchaser but including, for greater certainty, any Company Shares issued pursuant to Sections 2.3(a)(ii) and 2.3(a)(iii)) shall be transferred to the Purchaser in exchange for the Share Consideration, subject to Article 4. Following completion of this step, the Purchaser will be the holder of all of the issued and outstanding Company Shares; and

  (iii)
  all Company Shares, each of which is now held by the Purchaser, will be contributed by the Purchaser to Purchaser Holdco in consideration for a corresponding number of common shares in the capital of Purchaser Holdco. Following completion of this step, Purchaser Holdco will be the holder of all of the issued and outstanding Company Shares and the central securities register of the Company will be revised accordingly.

        The exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

2.4   Delivery of Consideration

        (a)   Following the receipt of the Final Order and prior to the Effective Date, the Purchaser shall deliver or arrange to be delivered to the Depositary the aggregate Consideration in accordance with the provisions of Section 2.3(b), which Consideration shall be held by the Depositary as agent and nominee for such Former Company Shareholders for distribution to such Former Company Shareholders in accordance with the provisions of Article 4.

        (b)   Subject to the provisions of Article 4, and upon return of a properly completed Company Share Letter of Transmittal by a registered Former Company Shareholder together with certificates representing Company Shares and such other documents as the Depositary may require, Former Company Shareholders shall be entitled to receive delivery of the Consideration to which they are entitled pursuant to Section 2.3(b).

2.5   No Fractional Shares

        Following the Effective Time, if the aggregate number of Purchaser Shares to which a Company Shareholder would otherwise be entitled would include a fractional share, then the number of Purchaser Shares that such former Company Shareholder is entitled to receive shall be rounded down to the next whole number and no former Company Shareholder will be entitled to any compensation in respect of such fractional Purchaser Share.

2.6   Calculations

        All amounts of cash Consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01) or to the nearest tenth of one percent (0.10%), as applicable. All calculations and determinations made by the Company and the Purchaser for the purposes of this Plan of Arrangement shall be conclusive, final and binding upon the Company Shareholders.

Article 3
DISSENT RIGHTS

3.1   Rights of Dissent

        Pursuant to the Interim Order, each registered Company Shareholder may exercise rights of dissent in connection with the Arrangement ("Dissent Rights") under Section 238 of the BCBCA and in the manner set forth in Sections 242 to 247 of the BCBCA, all as modified by this Article 3 as the same may be modified by the Interim Order or the Final Order in respect of the Arrangement, provided that the written objection to the Arrangement Resolution contemplated by Section 242 of the BCBCA must be sent to and received by the Company not later than 5:00 p.m. on the Business Day that is two Business Days before the Company Meeting. Company Shareholders who duly exercise such rights of dissent and who:

          (a)   are ultimately determined to be entitled to be paid fair value from the Company for the Dissenting Shares in respect of which they have exercised Dissent Rights, notwithstanding anything to the contrary contained in Section 245 of the BCBCA, will be deemed to have irrevocably transferred such Dissenting Shares to the Company pursuant to Section 2.3(b)(i) in consideration of such fair value; or

          (b)   are ultimately not entitled, for any reason, to be paid fair value for the Dissenting Shares in respect of which they have exercised Dissent Rights, will be deemed to have participated in the

      Arrangement on the same basis as a Company Shareholder who has not exercised Dissent Rights, as at and from the time specified in Section 2.3(b)(i), and be entitled to receive only the Consideration, but in no case will the Company or the Purchaser or any other person be required to recognize such holders as holders of Company Shares after the completion of the steps set forth in Section 2.3(b), and each Dissenting Company Shareholder will cease to be entitled to the rights of a Company Shareholder in respect of the Company Shares in relation to which such Dissenting Company Shareholder has exercised Dissent Rights and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Company Shares as and from the completion of the steps in Section 2.3(b).

        In addition to any other restrictions set forth in the BCBCA none of the following shall be entitled to exercise Dissent Rights: (i) Company Optionholders; (ii) holders of Company PSUs or Company RSUs; and (iii) Company Shareholders who vote in favour of the Arrangement Resolution.

Article 4
CERTIFICATES AND PAYMENTS

4.1   Payment of Consideration

        (a)   As soon as practicable following the later of the Effective Date and the surrender to the Depositary for cancellation of a certificate that immediately prior to the Effective Time represented outstanding Company Shares that were transferred under Section 2.3(b), together with a duly completed Company Share Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require and such other documents and instruments as would have been required to effect such transfer under the BCBCA, the Securities Transfer Act (British Columbia) and the articles of the Company after giving effect to Section 2.3(b) the former holder of such Company Shares shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time, or make available for pick up at its offices during normal business hours, a cheque and a share certificate representing the Share Consideration that such holder is entitled to receive in accordance with Section 2.3(b), less any amounts withheld pursuant to Section 4.4. Notwithstanding the foregoing, holders of Company PSUs or Company RSUs who received Company Shares pursuant to Sections 2.3(a)(i) and 2.3(a)(iii) shall not receive certificates representing such Company Shares and, accordingly, shall not be required to deliver any such certificates in respect of such Company Shares.

        (b)   Subject to Section 4.3, until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented Company Shares will be deemed after the time described in Section 2.3(b) to represent only the right to receive from the Depositary upon such surrender a cheque and a share certificate representing the Consideration that the holder of such cheque is entitled to receive in accordance with Section 2.3, less any amounts withheld pursuant to Section 4.4.

        (c)   The Company and the Purchaser will cause the Depositary, as soon as a Former Company Shareholder becomes entitled to the Share Consideration in accordance with Section 2.3(b), to:

  (i)
  forward or cause to be forwarded by first class mail (postage paid) to such former holder at the address specified in the Company Share Letter of Transmittal;

  (ii)
  if requested by such former holder in the Company Share Letter of Transmittal make available at the offices of the Depositary specified in the Company Share Letter of Transmittal; or

  (iii)
  if the Company Share Letter of Transmittal neither specifies an address as described in Section 4.1(c)(i) nor contains a request as described in Section 4.1(c)(ii), forward or cause to be forwarded by first class mail (postage paid) to such former holder at the address of such former holder as shown on the applicable securities register maintained by or on behalf of the Company immediately prior to the Effective Time, a cheque and a share certificate representing the Share Consideration to such Former Company Shareholder in accordance with the provisions hereof.

        (d)   No dividends or other distributions declared or made after the Effective Date with respect to the Purchaser Shares with a record date on or after the Effective Date will be payable or paid to the holder of any unsurrendered certificate or certificates for Company Shares which, immediately prior to the Effective Date, represented outstanding Company Shares, until the surrender of certificates for Company Shares in exchange for the Consideration issuable therefor pursuant to the terms of this Plan of Arrangement. Subject to applicable Law and to Section 4.4, at the time of such surrender, there shall, in addition to the delivery of the Share Consideration to which such Company Shareholder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Purchaser Shares.

        (e)   No holder of Company Shares shall be entitled to receive any consideration or entitlement with respect to such Company Shares other than any consideration or entitlement to which such holder is entitled to receive in accordance with Section 2.3, this Section 4.1 and the other terms of this Plan of Arrangement and, for greater certainty, no such holder with be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.

4.2   Loss of Certificates

        In the event any certificate which immediately prior to the Effective Time represented any outstanding Company Shares that were acquired by the Purchaser or the Company pursuant to Section 2.3 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the former holder of such Company Shares, the Depositary will deliver to such person or make available for pick up at its offices in exchange for such lost, stolen or destroyed certificate, a cheque and a share certificate representing the Consideration to which the former holder of such Company Shares is entitled to receive pursuant to Section 2.3 in accordance with such holder's Company Share Letter of Transmittal. When authorizing such payment in relation to any lost, stolen or destroyed certificate, the former holder of such Company Shares will, as a condition precedent to the delivery of such Share Consideration, give a bond satisfactory to the Company, the Purchaser and the Depositary in such sum as the Purchaser may direct or otherwise indemnify the Company and the Purchaser in a manner satisfactory to the Company and the Purchaser against any claim that may be made against the Company or the Purchaser with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3   Extinction of Rights

        If any Former Company Shareholder fails to deliver to the Depositary the certificates, documents or instruments required to be delivered to the Depositary under Section 4.1 or Section 4.2 in order for such Former Company Shareholder to receive the Consideration which such former holder is entitled to receive pursuant to Section 2.3, on or before the sixth anniversary of the Effective Date, on the sixth anniversary of the Effective Date (i) such former holder will be deemed to have donated and forfeited to the Purchaser or its successor any Consideration held by the Depositary in trust for such former holder to which such former holder is entitled and (ii) any certificate representing Company Shares formerly held by such former holder will cease to represent a claim of any nature whatsoever and will be deemed to have been surrendered to the Purchaser and will be cancelled. Neither the Company nor the Purchaser, or any of their respective successors, will be liable to any person in respect of any Share Consideration (including any consideration previously held by the Depositary in trust for any such former holder) which is forfeited to the Company or the Purchaser or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

4.4   Withholding Rights

        (a)   The Company, the Purchaser and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to any Company Shareholder, Company Optionholder, holder of Company PSUs or Company RSUs, under this Plan of Arrangement (including any payment to Dissenting Company Shareholders) such amounts as the Company, the Purchaser or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign tax law as counsel may advise is required to be so deducted and withheld by the Company, the Purchaser or the Depositary, as the case may be. For the purposes hereof, all such withheld amounts shall be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority by or on behalf of the Company, the Purchaser or the Depositary, as the case may be.

        (b)   Each of the Company, the Purchaser and the Depositary is hereby authorized to sell or otherwise dispose of such portion of Purchaser Shares payable as Share Consideration as is necessary to provide sufficient funds to the Company, the Purchaser or the Depositary, as the case may be, to enable it to implement such deduction or withholding, and the Company, the Purchaser or the Depositary will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

4.5   No Liens

        Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

4.6   Paramountcy

        From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Company Shares, Company Options, Company PSUs and Company RSUs issued prior to the Effective Time; (b) the rights and obligations of the Company Shareholders, the Company, the Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement; and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Company Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.

Article 5
AMENDMENTS

5.1   Amendments to Plan of Arrangement

        (a)   The Company and the Purchaser reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) approved by the Company and the Purchaser, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court; and (iv) communicated to or approved by the Company Shareholders if and as required by the Court.

        (b)   Any amendment, modification or supplement to this Plan of Arrangement may be proposed at any time prior to the Company Meeting (provided that the Company and the Purchaser have each consented thereto) with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.

        (c)   Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting will be effective only if such amendment, modification or supplement: (i) is consented to by each of the Company and the Purchaser; and (ii) if required by the Court or applicable law, is consented to by Company Shareholders voting in the manner directed by the Court.

        (d)   Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser provided that it concerns a matter which, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any Former Company Shareholder.

        (e)   The Purchaser shall be entitled to propose an amendment, modification or supplement to this Plan of Arrangement at any time prior to the Effective Time and, unless such proposal shall be adverse to the financial or economic interests of any Company Securityholders, the Company shall propose and implement such amendment, modification or supplement in accordance with the process described in paragraphs (a) to (c) of this Section 5.1, as may be applicable.

Article 6
FURTHER ASSURANCES

        Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Company and the Purchaser will make, do and execute, or cause to be made, done and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

SCHEDULE B
ARRANGEMENT RESOLUTION

RESOLUTION OF THE SHAREHOLDERS
OF THOMPSON CREEK METALS COMPANY INC. (the "Company")

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

        A.    The arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the "Arrangement") under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the "BCBCA") involving the Company and its shareholders, all as more particularly described and set forth in the Management Information Circular and Proxy Statement of the Company dated     •    , 2016 (the "Circular"), is hereby authorized, approved and adopted.

        B.    The plan of arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the "Plan of Arrangement") involving the Company and its shareholders and implementing the Arrangement, the full text of which is attached as Appendix     •    to the Circular is hereby authorized, approved and adopted.

        C.    The Arrangement Agreement (as it may be amended from time to time in accordance with its terms, the "Arrangement Agreement") dated as of July 5, 2016 between the Company and Centerra Gold Inc. and all the transaction contemplated therein, the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder are hereby confirmed, ratified, authorized and approved.

        D.    The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

        E.    Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by the shareholders of the Company, or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered without further approval of any shareholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement and (ii) subject to the terms and conditions of the Arrangement Agreement, not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

        F.     Any officer or director of the Company is hereby authorized for and on behalf of the Company to execute and deliver for filing with the Registrar under the BCBCA any and all documents as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement or the Plan of Arrangement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and such other documents.

        G.    Solely on an advisory (non-binding) basis, the agreements or understandings between the Company's named executive officers and the Company and the related compensation that will or may be paid to its named executive officers in connection with the Arrangement, as disclosed pursuant to Item 402(t) of Regulation S-K in the "Golden Parachute Compensation" table and the related narrative disclosures in the section of the proxy statement entitled "The Arrangement—Interests of Our Directors and Executive Officers in the Arrangement—Quantification of Potential Payments to the Company's Named Executive Officers in Connection with the Arrangement are herby authorized, approved and adopted.

BB-1

        H.    Any one director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person's opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

BB-2

ANNEX B

ARRANGEMENT RESOLUTION

RESOLUTION OF THE SHAREHOLDERS
OF THOMPSON CREEK METALS COMPANY INC. (the "Company")

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

        A.    The arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the "Arrangement") under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the "BCBCA") involving the Company and its shareholders, all as more particularly described and set forth in the Management Information Circular and Proxy Statement of the Company dated September 12, 2016 (the "Circular"), is hereby authorized, approved and adopted.

        B.    The plan of arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the "Plan of Arrangement") involving the Company and its shareholders and implementing the Arrangement, the full text of which is attached as Schedule A to the Arrangement Agreement attached as Annex A to the Circular is hereby authorized, approved and adopted.

        C.    The Arrangement Agreement (as it may be amended from time to time in accordance with its terms, the "Arrangement Agreement") dated as of July 5, 2016 between the Company and Centerra Gold Inc. and all the transaction contemplated therein, the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder are hereby confirmed, ratified, authorized and approved.

        D.    The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

        E.    Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by the shareholders of the Company, or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered without further approval of any shareholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement and (ii) subject to the terms and conditions of the Arrangement Agreement, not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

        F.     Any officer or director of the Company is hereby authorized for and on behalf of the Company to execute and deliver for filing with the Registrar under the BCBCA any and all documents as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement or the Plan of Arrangement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and such other documents.

        G.    Any one director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person's opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

B-1

ANNEX C

Investment & Corporate Banking 4th Floor, 1 First Canadian Place Toronto, Ontario M5X 1H3

July 5, 2016

The Board of Directors
Thompson Creek Metals Company Inc.
26 West Dry Creek Circle, Suite 810
Littleton, Colorado
80120

To the Board of Directors:

        BMO Nesbitt Burns Inc. ("BMO Capital Markets" or "we" or "us") understands that Thompson Creek Metals Company Inc. (the "Company") and Centerra Gold Inc. (the "Acquiror") propose to enter into an arrangement agreement to be dated as of July 5, 2016 (the "Arrangement Agreement") pursuant to which, among other things, the Acquiror will acquire all of the outstanding common shares of the Company ("Shares") and pursuant to which each holder of Shares (each a "Shareholder") will be entitled to receive, in exchange for each Share held, 0.0988 common shares of the Acquiror (the "Exchange Ratio"). We also understand that the acquisition contemplated by the Arrangement Agreement is proposed to be effected by way of an arrangement under the Business Corporations Act (British Columbia) (the "Arrangement"). The terms and conditions of the Arrangement as provided in the Arrangement Agreement will be summarized in the Company's proxy statement (the "Proxy Statement") to be mailed to holders of Shares (the "Shareholders") in connection with a special meeting of the Shareholders to be held to consider and, if deemed advisable, approve the Arrangement.

        We have been retained to provide financial advice to the Company, including our opinion (the "Opinion") to the board of directors of the Company (the "Board of Directors") as to the fairness from a financial point of view of the Exchange Ratio pursuant to the Arrangement to the Shareholders.

Engagement of BMO Capital Markets

        The Company initially contacted BMO Capital Markets regarding a potential advisory assignment in September 2015. BMO Capital Markets was formally engaged by the Company pursuant to an agreement dated as of November 6, 2015 (the "Engagement Agreement"). Under the terms of the Engagement Agreement, BMO Capital Markets has agreed to provide the Company and the Board of Directors with various advisory services in connection with the Arrangement including, among other things, the provision of the Opinion.

        BMO Capital Markets will receive a fee for rendering the Opinion. We will also receive certain fees for our advisory services under the Engagement Agreement, a substantial portion of which is contingent upon the successful completion of the Arrangement. The Company has also agreed to reimburse us for our reasonable out-of-pocket expenses and to indemnify us against certain liabilities that might arise out of our engagement.

Credentials of BMO Capital Markets

        BMO Capital Markets is one of North America's largest investment banking firms, with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading, investment research and investment management. BMO Capital Markets has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in preparing fairness opinions.

        The Opinion represents the opinion of BMO Capital Markets, the form and content of which have been approved for release by a committee of our officers who are collectively experienced in merger and acquisition, divestiture, restructuring, valuation, fairness opinion and capital markets matters.

Independence of BMO Capital Markets

        Neither BMO Capital Markets, nor any of our affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario) or the rules made thereunder) of the Company, the Acquiror, or any of their respective associates or affiliates (collectively, the "Interested Parties").

        BMO Capital Markets has not been engaged to provide any financial advisory services nor has it participated in any financings involving the Interested Parties within the past two years, other than: (i) acting as financial advisor to the Company and the Board of Directors pursuant to the Engagement Agreement; and (ii) acting as lead joint bookrunner for the Acquiror in connection with its C$170,000,000 bought deal subscription receipt offering (the "Acquiror Bought Deal") in connection with the Arrangement. BMO Capital Markets will receive a fee in connection with its engagement in relation to the Acquiror Bought Deal, which fee is contingent upon the successful completion of the Acquiror Bought Deal (which itself is contingent on the successful completion of the Arrangement). The Company has consented to BMO Capital Markets acting as lead joint bookrunner for the Acquiror in connection with the Acquiror Bought Deal.

        Other than as set forth above there are no understandings, agreements or commitments between BMO Capital Markets and any of the Interested Parties with respect to future business dealings. BMO Capital Markets may, in the future, in the ordinary course of business, provide financial advisory, investment banking, or other financial services to one or more of the Interested Parties from time to time.

        BMO Capital Markets and certain of our affiliates act as traders and dealers, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of one or more of the Interested Parties and, from time to time, may have executed or may execute transactions on behalf of one or more Interested Parties for which BMO Capital Markets or such affiliates received or may receive compensation. As investment dealers, BMO Capital Markets and certain of our affiliates conduct research on securities and may, in the ordinary course of business, provide research reports and investment advice to clients on investment matters, including with respect to one or more of the Interested Parties or the Arrangement. In addition, Bank of Montreal ("BMO"), of which BMO Capital Markets is a wholly-owned subsidiary, or one or more affiliates of BMO, may provide banking or other financial services to one or more of the Interested Parties in the ordinary course of business.

Scope of Review

        In connection with rendering the Opinion, we have reviewed and relied upon, or carried out, among other things, the following:

  1.
  a draft of the Arrangement Agreement dated July 5, 2016;

  2.
  a draft of the voting support agreement (the "Support Agreement") dated July 2, 2016, between the Acquiror and certain officers and directors of the Company;

  3.
  a draft of the commitment letter and term sheet (together, the "Commitment Letter") dated June 13, 2016 and provided to the Acquiror by The Bank of Nova Scotia in relation to a

    US$75,000,000 senior secured revolving credit facility and a US$250,000,000 senior secured amortizing non-revolving term credit facility in connection with the Arrangement;

  4.
  a draft of the Acquiror's prospectus as at July 5, 2016 in relation to the Acquiror Bought Deal;

  5.
  certain publicly available information relating to the business, operations, financial condition and trading history of the Company and the Acquiror and other selected public companies we considered relevant;

  6.
  certain internal financial, operating, corporate and other information prepared or provided by or on behalf of the Company and the Acquiror relating to the business, operations and financial condition of the Company and the Acquiror;

  7.
  internal management forecasts, projections, estimates and budgets prepared or provided by or on behalf of management of the Company;

  8.
  discussions with management of the Company and the Acquiror relating to their respective current businesses, plans, financial condition and prospects;

  9.
  public information with respect to selected precedent transactions we considered relevant;

  10.
  the impact of various commodity pricing assumptions on the business, prospects and financial forecasts of the Company;

  11.
  various reports published by equity research analysts and industry sources we considered relevant;

  12.
  a letter of representation as to certain factual matters and the completeness and accuracy of certain information upon which the Opinion is based, addressed to us and dated as of the date hereof, provided by senior officers of the Company; and

  13.
  such other information, investigations, analyses and discussions as we considered necessary or appropriate in the circumstances.

        BMO Capital Markets has not, to the best of its knowledge, been denied access by the Company to any information under the Company's control requested by BMO Capital Markets.

Assumptions and Limitations

        We have relied upon and assumed the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions, representations and other material obtained by us from public sources or provided to us by or on behalf of the Company or the Acquiror or otherwise obtained by us in connection with our engagement (the "Information"). The Opinion is conditional upon such completeness, accuracy and fair presentation. We have not been requested to, and have not assumed any obligation to, independently verify the completeness, accuracy or fair presentation of any such Information. We have assumed that forecasts, projections, estimates and budgets provided to us and used in our analyses were reasonably prepared on bases reflecting the best currently available assumptions, estimates and judgments of management of the Company, having regard to the Company's business, plans, financial condition and prospects. As the Company was aware, we were not provided with financial projections relating to the Acquiror prepared by the management of the Acquiror. Accordingly, we have been advised by the Acquiror and have assumed, with the Company's consent, that the publicly available equity research analyst estimates of the net present value of mining assets relating to the Acquiror are a reasonable basis upon which to evaluate the net present value of the future financial performance of the Acquiror and we have relied on such estimates in performing our analyses. We have assumed no responsibility for and express no view or opinion as to any such estimates or the assumptions on which they were based.

        Senior officers of the Company have represented to BMO Capital Markets in a letter of representation delivered as of the date hereof, among other things, that: (i) the Information provided to BMO Capital Markets orally by, or in the presence of, an officer or employee of, the Company, or in writing by the Company or any of its subsidiaries (as defined in National Instrument 45-106—Prospectus and Registration Exemptions) or any of its or their representatives in connection with our engagement was, at the date the Information was provided to BMO Capital Markets, and is, as of the date hereof, complete, true and correct in all material respects, and did not and does not contain a misrepresentation (as defined in the Securities Act (Ontario)); and (ii) since the dates on which the Information was provided to BMO Capital Markets, except as disclosed in writing to BMO Capital Markets, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its subsidiaries, and to the best of their knowledge, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Acquiror or any of its subsidiaries, and no change has occurred in the Information or any part thereof which would have or which could reasonably be expected to have a material effect on the Opinion.

        In preparing the Opinion, we have assumed that the executed Arrangement Agreement, Support Agreement, Commitment Letter and Underwriting Agreement will not differ in any material respect from the drafts that we reviewed, and that the Arrangement will be consummated in accordance with the terms and conditions of the Arrangement Agreement without waiver of, or amendment to, any term or condition that is in any way material to our analyses.

        The Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as of the date hereof and the condition and prospects, financial and otherwise, of the Company and the Acquiror as they are reflected in the Information and of the Company and the Acquiror as they have been represented to BMO Capital Markets in discussions with management of the Company, the Acquiror or their respective representatives. In our analyses and in preparing the Opinion, BMO Capital Markets made numerous judgments and assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond our control or that of any party involved in the Arrangement.

        The Opinion is provided to the Board of Directors for its use only in considering the Arrangement and does not constitute a recommendation as to how any Shareholder should vote or act on any matter relating to the Arrangement. Except for the inclusion of the Opinion in its entirety and a summary thereof (in a form acceptable to us) in the Proxy Statement, the Opinion is not to be reproduced, disseminated, quoted from or referred to (in whole or in part) without our prior written consent.

        We have not been asked to prepare and have not prepared an independent evaluation, formal valuation or appraisal of the securities or assets of the Company, the Acquiror, or any of their respective affiliates, nor have we been furnished with such evaluations, valuations or appraisals, and the Opinion should not be construed as such. Furthermore, we have not assumed any obligation to conduct, and have not conducted, any physical inspection of the properties or facilities or the Company or the Acquiror. We have not evaluated the solvency or fair value of the Company or the Acquiror under any provincial, state or federal laws relating to bankruptcy, insolvency or similar matters. The Opinion is not, and should not be construed as, advice as to the price at which the securities of the Company or the Acquiror may trade at any time. BMO Capital Markets was not engaged to review any legal, tax or regulatory aspects of the Arrangement and the Opinion does not address any such matters. We have relied upon, without independent verification, the assessment by the Company and its legal advisors with respect to such matters.

        At the direction of the Company, BMO Capital Markets solicited indications of interest from certain third parties with respect to various potential transactions involving the Company. The Opinion does not address the relative merits of the Arrangement as compared to any strategic alternatives that may be available to the Company, nor does it address the underlying business decision of the Company to enter into the Arrangement.

        The preparation of the Opinion is a complex process and is not necessarily amenable to being partially analyzed or summarized. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. BMO Capital Markets believes that our analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by us, without considering all factors and analyses together, could create an incomplete or misleading view of the process underlying the Opinion. This opinion letter should be read in its entirety.

        The Opinion only addresses the fairness from a financial point of view to the Shareholders, as of the date hereof, of the Exchange Ratio pursuant to the Arrangement to the Shareholders. We express no opinion on, and the Opinion does not in any manner address, any other term or aspect of the Arrangement or the Arrangement Agreement or any term or aspect of any other agreement or instrument contemplated by the Arrangement Agreement or entered into or amended in connection with the Arrangement, including, without limitation, the fairness of the Arrangement to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company. Furthermore, we express no opinion on, and the Opinion does not in any manner address, the fairness of the amount or the nature of any compensation to be paid to any officers, directors, or employees of any party to the Arrangement, or any class of such persons, in connection with the Arrangement, whether relative to the Exchange Ratio to be received by the Shareholders pursuant to the Arrangement or otherwise.

        The Opinion is rendered as of the date hereof and BMO Capital Markets disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of BMO Capital Markets after the date hereof. Without limiting the foregoing, if we learn that any of the information we relied upon in preparing the Opinion was inaccurate, incomplete or misleading in any material respect, BMO Capital Markets reserves the right to change or withdraw the Opinion.

Conclusion

        Based upon and subject to the foregoing, BMO Capital Markets is of the opinion that, as of the date hereof, the Exchange Ratio pursuant to the Arrangement is fair from a financial point of view to the Shareholders.

Yours truly,

BMO Nesbitt Burns Inc.

ANNEX D

DIVISION 2 OF PART 8 OF THE BCBCA

Definitions and application

        237 (1)  In this Division:

        "dissenter" means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

        "notice shares" means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

        "payout value" means,

  (a)
  in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

  (b)
  in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

  (c)
  in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

  (d)
  in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

  excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

        (2)   This Division applies to any right of dissent exercisable by a shareholder except to the extent that

  (e)
  the court orders otherwise, or

  (f)
  in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

        238 (1)  A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent as follows:

  (g)
  under section 260, in respect of a resolution to alter the articles

  (i)
  to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

  (ii)
  without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company's community purposes within the meaning of section 51.91;

  (h)
  under section 272, in respect of a resolution to adopt an amalgamation agreement;

  (i)
  under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

  (j)
  in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

  (k)
  under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking;

  (l)
  under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

  (m)
  in respect of any other resolution, if dissent is authorized by the resolution;

  (n)
  in respect of any court order that permits dissent.

        (2)   A shareholder wishing to dissent must

  (a)
  prepare a separate notice of dissent under section 242 for

  (i)
  the shareholder, if the shareholder is dissenting on the shareholder's own behalf, and

  (ii)
  each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is dissenting,

  (b)
  identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

  (c)
  dissent with respect to all of the shares, registered in the shareholder's name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

        (3)   Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

  (a)
  dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

  (b)
  cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

        239 (1)  A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

        (2)   A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

  (a)
  provide to the company a separate waiver for

  (i)
  the shareholder, if the shareholder is providing a waiver on the shareholder's own behalf, and

  (ii)
  each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is providing a waiver, and

  (b)
  identify in each waiver the person on whose behalf the waiver is made.

        (3)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder's own behalf, the shareholder's right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

  (a)
  the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

  (b)
  any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

        (4)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

        240 (1)  If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

  (a)
  a copy of the proposed resolution, and

  (b)
  a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

        (2)   If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

  (a)
  a copy of the proposed resolution, and

  (b)
  a statement advising of the right to send a notice of dissent.

        (3)   If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors' resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favor of the resolution, whether or not their shares carry the right to vote,

  (a)
  a copy of the resolution,

  (b)
  a statement advising of the right to send a notice of dissent, and

  (c)
  if the resolution has passed, notification of that fact and the date on which it was passed.

        (4)   Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

        241  If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

  (a)
  a copy of the entered order, and

  (b)
  a statement advising of the right to send a notice of dissent.

Notice of dissent

        242 (1)  A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

  (a)
  if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

  (b)
  if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

  (c)
  if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

  (i)
  the date on which the shareholder learns that the resolution was passed, and

  (ii)
  the date on which the shareholder learns that the shareholder is entitled to dissent.

        (2)   A shareholder intending to dissent in respect of a resolution referred to in section 238 (1)(g) must send written notice of dissent to the company

  (a)
  on or before the date specified by the resolution or in the statement referred to in section 240(2) (b) or (3)(b) as the last date by which notice of dissent must be sent, or

  (b)
  if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

        (3)   A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company

  (a)
  within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

  (b)
  if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

        (4)   A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

  (a)
  if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

  (b)
  if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

  (i)
  the names of the registered owners of those other shares,

  (ii)
  the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

  (iii)
  a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

  (c)
  if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

    (i)
    the name and address of the beneficial owner, and

    (ii)
    a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder's name.

        (5)   The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

        243 (1)  A company that receives a notice of dissent under section 242 from a dissenter must,

  (a)
  if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

  (i)
  the date on which the company forms the intention to proceed, and

  (ii)
  the date on which the notice of dissent was received, or

  (b)
  if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

        (2)   A notice sent under subsection (1)(a) or (b) of this section must

  (a)
  be dated not earlier than the date on which the notice is sent,

  (b)
  state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

  (c)
  advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

        244 (1)  A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

  (a)
  a written statement that the dissenter requires the company to purchase all of the notice shares,

  (b)
  the certificates, if any, representing the notice shares, and

  (c)
  if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.

        (2)   The written statement referred to in subsection (1)(c) must

  (a)
  be signed by the beneficial owner on whose behalf dissent is being exercised, and

  (b)
  set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

  (i)
  the names of the registered owners of those other shares,

  (ii)
  the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

  (iii)
  that dissent is being exercised in respect of all of those other shares.

        (3)   After the dissenter has complied with subsection (1),

  (a)
  the dissenter is deemed to have sold to the company the notice shares, and

  (b)
  the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

        (4)   Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

        (5)   Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

        (6)   A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

        245 (1)  A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

  (a)
  promptly pay that amount to the dissenter, or

  (b)
  if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

        (2)   A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

  (a)
  determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

  (b)
  join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and

  (c)
  make consequential orders and give directions it considers appropriate.

        (3)   Promptly after a determination of the payout value for notice shares has been made under subsection (2)(a) of this section, the company must

  (a)
  pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter's notice shares, or

  (b)
  if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

        (4)   If a dissenter receives a notice under subsection (1)(b) or (3)(b),

  (a)
  the dissenter may, within 30 days after receipt, withdraw the dissenter's notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

  (b)
  if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

        (5)   A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

  (a)
  the company is insolvent, or

  (b)
  the payment would render the company insolvent.

Loss of right to dissent

        246  The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

  (a)
  the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

  (b)
  the resolution in respect of which the notice of dissent was sent does not pass;

  (c)
  the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

  (d)
  the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

  (e)
  the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

  (f)
  a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

  (g)
  with respect to the notice shares, the dissenter consents to, or votes in favor of, the resolution in respect of which the notice of dissent was sent;

  (h)
  the notice of dissent is withdrawn with the written consent of the company;

  (i)
  the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

        247  If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

  (a)
  the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

  (b)
  the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

ANNEX E

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
THOMPSON CREEK METALS COMPANY INC.,
CENTERRA GOLD INC. AND CENTERRA B.C. HOLDINGS INC.

THOMPSON CREEK METALS COMPANY INC.

PETITIONER

ORDER MADE AFTER APPLICATION
(Interim Order)

	) ~~THE HONOURABLE JUSTICE~~	)
))
BEFORE	) ~~or~~ MASTER TOKAREK	) 28/July/2016
))

        ON THE APPLICATION of the Petitioner, Thompson Creek Metals Company Inc. ("TCM") for an Interim Order pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the "BCBCA") in connection with a proposed arrangement (the "Arrangement") with Centerra Gold Inc. ("Centerra") and Centerra B.C. Holdings Inc. ("Centerra Holdco") to be effected on the terms and subject to the conditions set out in a plan of arrangement (the "Plan of Arrangement"), without notice, coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on July 28, 2016 and ON HEARING Matthew Nied, counsel for the Petitioner, and upon reading the Petition to the Court herein and the Affidavit of Pamela Saxton sworn on July 27, 2016 and filed herein (the "Saxton Affidavit"); and UPON BEING ADVISED that it is the intention of the parties to rely upon Section 3(a)(10) of the United States Securities Act of 1933 (the "US Securities Act") as a basis for an exemption from the registration requirements of the US Securities Act with respect to securities of Centerra issued under the proposed Plan of Arrangement based on the Court's approval of the Arrangement and determination that the Arrangement is substantively and procedurally fair and reasonable to those who will receive securities in the exchange;

THIS COURT ORDERS THAT:

DEFINITIONS

1.
As used in this Interim Order, unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the preliminary proxy statement and management information circular entitled Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the "Circular") attached as Exhibit "A" to the Saxton Affidavit.

MEETING

2.
Pursuant to Sections 186 and 288-291 of the BCBCA, TCM is authorized and directed to call, hold and conduct a special meeting (the "Meeting") of the holders (the "TCM Shareholders") of common shares of TCM ("TCM Shares") to be held at 26 West Dry Creek Circle, Second Floor, Littleton, Colorado 80120 at 9:00 a.m. Mountain Time on a date not later than October 24, 2016 (such date to be set by the parties in accordance with the terms and conditions of the Arrangement Agreement); or such other date as TCM and Centerra may agree:

(a)
to consider and, if thought advisable, to pass, with or without variation, a special resolution (the "Arrangement Resolution") of the TCM Shareholders approving the Arrangement under Division 5 of Part 9 of the BCBCA, the full text of which is set forth in Annex "B" to the Circular;

(b)
to consider, solely on an advisory (non-binding) basis, the agreements or understandings between TCM's named executive officers and TCM and the related compensation that will or may be paid to its named executive officers in connection with the Arrangement, as disclosed pursuant to Item 402(t) of Regulation S-K in the "Golden Parachute Compensation" table and the related narrative disclosures in the section of the Circular entitled "Interests of Directors and Executive Officers in the Arrangement—Quantification of Potential Payments to the Named Executive Officers in Connection with the Arrangement"; and

(c)
to transact such further or other business, including amendments to the foregoing, as may properly be brought before the Meeting or any adjournment or postponement thereof.

3.
The Meeting shall be called, held and conducted in accordance with the BCBCA, the articles of TCM and the Circular subject to the terms of this Interim Order, and any further order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order.

ADJOURNMENT

4.
Notwithstanding the provisions of the BCBCA and the articles of TCM, and subject to the terms of the Arrangement Agreement, TCM, if it deems advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the TCM Shareholders respecting such adjournment or postponement and without the need for approval of the Court. Subject to the terms of the Arrangement Agreement, notice of any such adjournments or postponements shall be given by news release, newspaper advertisement, or by notice sent to TCM Shareholders by one of the methods specified in paragraph 9 of this Interim Order, as determined to be the most appropriate method of communication by the board of directors of TCM.

5.
The Record Date (as defined in paragraph 7 below) shall not change in respect of any adjournments or postponements of the Meeting, unless TCM determines that it is advisable, and subject to the consent of Centerra acting reasonably, to change the Record Date based on the status of the review of the Circular by the United States Securities and Exchange Commission (the "SEC").

AMENDMENTS

6.
Prior to the Meeting, TCM is authorized to make such amendments, revisions or supplements to the proposed Arrangement and the Plan of Arrangement, in accordance with the terms of the Arrangement Agreement, without any additional notice to the TCM Shareholders or other TCM Securityholders (as defined below) or further orders of this Court, and the Arrangement and Plan of Arrangement as so amended, revised and supplemented shall be the Arrangement and Plan of Arrangement submitted to the Meeting, and the subject of the Arrangement Resolution.

RECORD DATE

7.
The record date for determining the TCM Shareholders entitled to receive notice of, attend at and vote at the Meeting shall be the close of business in Toronto, Ontario on August 8, 2016, or such other date as may be agreed to by TCM and Centerra (the "Record Date").

NOTICE OF MEETING

8.
The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290(1)(a) of the BCBCA, and TCM shall not be required to send to the TCM Shareholders or any other TCM Securityholders any other or additional statement pursuant to Section 290(1)(a) of the BCBCA.

9.
The Circular, the Notice of Petition and the form of proxy, in substantially the same forms as contained in Exhibits "A", "B" and "C" to the Saxton Affidavit (collectively referred to as the "Meeting Materials"), with such deletions, amendments or additions thereto as counsel for the Petitioner may advise are necessary or desirable, including as may be necessary to reflect any comments received by the SEC, provided that such deletions, amendments or additions are not inconsistent with the terms of this Interim Order, shall be sent to:

(a)
the registered TCM Shareholders as they appear on the central securities register of TCM or the records of its registrar and transfer agent as at the close of business on the Record Date at least twenty-one (21) days prior to the date of the Meeting, excluding the date of commencement of mailing, delivery or transmittal, by one or more of the following methods:

(i)
by prepaid ordinary or air mail addressed to the TCM Shareholders at their addresses as they appear in the applicable records of TCM or its registrar and transfer agent as at the Record Date;

(ii)
by delivery in person or by courier to the addresses specified in subparagraph (i) above; or

(iii)
by email or facsimile transmission to any TCM Shareholder who has previously identified himself, herself or itself to the satisfaction of TCM, acting through its representatives, and who requests such email or facsimile transmission;

(b)
the non-registered TCM Shareholders by providing copies of the Meeting Materials to intermediaries and registered nominees for sending to such beneficial owners in accordance with the procedures prescribed by National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators; and

(c)
the directors and auditors of TCM by prepaid ordinary mail, or by email or facsimile transmission, to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal;

  and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

10.
The Circular and Notice of Petition in connection with the Final Order in substantially the same forms as contained in Exhibits "A" and "B", respectively, to the Saxton Affidavit, with such deletions, amendments or additions thereto as counsel for the Petitioner may advise are necessary or desirable, including as may be necessary to reflect any comments received by the SEC, provided that such deletions, amendments or additions are not inconsistent with the terms of this Interim Order (the "Notice Materials"), shall be sent by prepaid ordinary mail or by email transmission to the holders of outstanding options to purchase TCM Shares (the "TCM Optionholders"), holders of outstanding restricted share units of TCM ("TCM RSU Holders") and holders of outstanding performance share units of TCM ("TCM PSU Holders", and, collectively with the TCM Shareholders, the TCM Optionholders and the TCM RSU Holders, the "TCM Securityholders") to the address of such holder as it appears in the applicable records of TCM at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal.

11.
Accidental failure of or omission by TCM to give notice to any one or more TCM Securityholder or any other person entitled thereto, or the non-receipt of such notice by one or more TCM Securityholder or any other person entitled thereto, or any failure or omission to give such notice as a result of events beyond the reasonable control of TCM (including, without limitation, any inability to use postal services), shall not constitute a breach of this Interim Order or a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of TCM, then it shall use reasonable best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

12.
Provided that notice of the Meeting is given and the Meeting Materials and Notice Materials are sent to the TCM Securityholders and other persons entitled to be sent such materials in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived and no other form of service or the Meeting Materials or Notice Materials or any portion thereof need be made or notice given, or other material served in respect of these proceedings or the Meeting, except as may be directed by a further order of this Court.

DEEMED RECEIPT OF NOTICE

13.
The Meeting Materials and the Notice Materials (and any amendments, modifications, updates or supplements to the Meeting Materials or the Notice Materials, and any notice of adjournment or postponement of the Meeting) shall be deemed, for the purposes of this Interim Order, to have been served upon and received:

(a)
in the case of mailing pursuant to paragraphs 9(a)(i) and 10 above, the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(b)
in the case of delivery in person pursuant to paragraph 9(a)(ii) above, the day following personal delivery or, in the case of delivery by courier, the day following delivery to the person's address in paragraph 9 above; and

(c)
in the case of any means of transmitted, recorded or electronic communication pursuant to paragraphs 9(a)(iii) and 10 above, when dispatched or delivered for dispatch.

UPDATING MEETING MATERIALS

14.
Any amendments, updates or supplement to any of the information provided in the Meeting Materials and Notice Materials that are, or are required by applicable law to be, communicated to the TCM Securityholders and any other persons entitled to notice thereto, may be so communicated to the TCM Securityholders or other persons entitled thereto by news release, newspaper advertisement or by notice sent to the TCM Securityholders or other persons entitled thereto by any of the means set forth in paragraph 9 of this Interim Order, as determined to be the most appropriate method of communication by the TCM Board.

QUORUM AND VOTING

15.
The quorum required at the Meeting shall be two (2) persons, present in person, each being a TCM Shareholder entitled to vote at the Meeting, or a duly appointed proxy for a TCM Shareholder so entitled, holding at least 25% of the TCM Shares entitled to vote at the Meeting.

16.
The vote required to pass the Arrangement Resolution shall be the affirmative vote of at least two-thirds of the votes cast on the Arrangement Resolution by TCM Shareholders present in person or by proxy and entitled to vote at the Meeting, voting together as one class on the basis of one vote per TCM Share.

17.
In all other respects, the terms, restrictions and conditions set out in the articles of TCM shall apply in respect of the Meeting.

PERMITTED ATTENDEES

18.
The only persons entitled to attend the Meeting shall be (i) the registered TCM Shareholders as of the close of business in Toronto, Ontario on the Record Date, or their respective proxyholders, (ii) TCM's directors, officers, auditors and advisors, (iii) representatives of Centerra and Centerra Holdco, including any of their respective directors, officers and advisors, and (iv) any other person admitted on the invitation of the Chair of the Meeting or with the consent of the Chair of the Meeting, and the only persons entitled to be represented and to vote at the Meeting shall be the registered TCM Shareholders as at the close of business on the Record Date, or their respective proxyholders.

SCRUTINEERS

19.
Representatives of TCM's registrar and transfer agent (or any agent thereof) are authorized to act as scrutineers for the Meeting.

SOLICITATION OF PROXIES

20.
TCM is authorized to use the form of proxy (in substantially the same form as attached as Exhibit "C" to the Saxton Affidavit) or voting instruction form, as applicable in connection with the Meeting, subject to TCM's ability to insert dates and other relevant information in the forms and, subject to the Arrangement Agreement, with such amendments, revisions or supplemental information as TCM may determine are necessary or desirable. TCM is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.

21.
The procedure for the use of proxies at the Meeting shall be as set out in the Meeting Materials. The Chair of the Meeting may in his or her discretion, without notice, waive or extend the time limits for the deposit of proxies by TCM Shareholders if he or she deems it advisable to do so, such waiver or extension to be endorsed on the proxy by the initials of the Chair of the Meeting.

DISSENT RIGHTS

22.
Each registered TCM Shareholder who is a registered TCM Shareholder as of the Record Date shall have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of Sections 237-247 of the BCBCA, as modified by the terms of this Interim Order, the Plan of Arrangement and the Final Order.

23.
Registered TCM Shareholders shall be the only TCM Shareholders entitled to exercise rights of dissent. A beneficial holder of TCM Shares registered in the name of a broker, custodian, trustee, nominee or other intermediary who wishes to dissent must make arrangements for the registered TCM Shareholder to dissent on behalf of the beneficial holder of TCM Shares or, alternatively, make arrangements to become a registered TCM Shareholder. For the purposes of rights to dissent in respect of the Arrangement Resolution, reference to the term "shareholder" in Division 2 of Part 8 of the BCBCA shall be read to mean registered TCM Shareholder as such term is used herein, reference to "notice shares" in Division 2 of Part 8 of the BCBCA shall be read to mean TCM Shares, as such term is defined herein, in respect of which dissent is being validly exercised under any notice of dissent, and reference to "the company" in section 244(3), 245, 246(h) and 247(c) of the BCBCA shall be read to mean TCM.

24.
In order for a registered TCM Shareholder to exercise such right of dissent (the "Dissent Right"):

(a)
a dissenting TCM Shareholder must deliver a written notice of dissent which must be received by TCM c/o Cassels Brock & Blackwell LLP, Suite 2100, Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada M5H 3C2, Attention: Paul M. Stein, by 5:00 p.m. (Eastern time) the date that is two business days prior to the date of the Meeting or, in the case of any adjournment or postponement of the Meeting, the date which is two business days prior to the date of the adjourned or postponed Meeting; a vote against the Arrangement Resolution or an abstention shall not constitute written notice of dissent;

(b)
a dissenting TCM Shareholder must not have voted his, her or its TCM Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;

(c)
a dissenting TCM Shareholder may not exercise rights of dissent in respect of only a portion of such dissenting TCM Shareholder's TCM Shares, but may dissent only with respect to all of the TCM Shares held by such person; and

(d)
the exercise of such Dissent Right must otherwise comply with the requirements of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, this Interim Order and the Final Order.

25.
Notice to the TCM Shareholders of their Dissent Right with respect to the Arrangement Resolution shall be given by including information with respect to the Dissent Right in the Circular to be sent to TCM Shareholders in accordance with this Interim Order.

26.
Subject to further order of this Court, the rights available to the TCM Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the TCM Shareholders with respect to the Arrangement.

APPLICATION FOR FINAL ORDER

27.
Upon the approval, with or without variation, by the TCM Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, TCM may apply to this Court for, inter alia, an order:

(a)
pursuant to BCBCA Section 291(4)(a), approving the Arrangement; and

  (b)
  pursuant to BCBCA Section 291(4)(c) declaring that the terms and conditions of the Arrangement, and the exchange of securities to be effected by the Arrangement, are procedurally and substantively fair and reasonable to those who will receive securities in the exchange

    (collectively, the "Final Order"),

  and the hearing of the Final Order shall be held at the Courthouse at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Vancouver time) on the business day immediately following the date of the Meeting, or as soon thereafter as the hearing of the Final Order can be heard, or at such other date and time as this Court may direct.

28.
The form of Notice of Petition in connection with the Final Order attached to the Saxton Affidavit as Exhibit "B" is hereby approved as the form of Notice of Proceedings for such approval. Any TCM Securityholder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order, subject to the terms of this Interim Order.

29.
Any TCM Securityholder seeking to appear at the hearing of the application for the Final Order must file and deliver a Response to Petition (a "Response") in the form prescribed by the Supreme Court Civil Rules, and a copy of all affidavits or other materials upon which they intend to rely, to the Petitioner's solicitors at:

    CASSELS, BROCK & BLACKWELL LLP
    Barristers and Solicitors
    885 West Georgia St.
    Vancouver, British Columbia, Canada V6C 2X8
    Attention: Matthew Nied

    Fax number for delivery: (604) 691-6120

    Telephone: (604) 283-1482

  by or before 5:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order.

30.
Sending the Notice of Petition in connection with the Final Order and this Interim Order in accordance with paragraphs 9 and 10 of this Interim Order shall constitute good and sufficient service of this proceeding and no other form of service need be made and no other material need be served on persons in respect of these proceedings, except as provided in paragraph 31 below. In particular, service of the Petition to the Court herein and the Saxton Affidavit and additional Affidavits as may be filed, is dispensed with.

31.
The only persons entitled to notice of any further proceedings herein, including any hearing to sanction and approve the Arrangement, and to appear and be heard thereon, shall be the solicitors for the Petitioner, solicitors for Centerra and Centerra Holdco and any persons who have delivered a Response in accordance with this Interim Order.

32.
In the event the hearing for the Final Order is adjourned, only the solicitors for Centerra and Centerra Holdco and those persons who have filed and delivered a Response in accordance with this Interim Order need be provided with notice of the adjourned hearing date and any filed materials.

VARIANCE

33.
The Petitioner shall, subject to the terms of the Arrangement Agreement, be entitled, at any time, to apply to vary this Interim Order or for such further order or orders as may be appropriate.

34.
To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, the BCBCA, applicable Securities Laws or the articles of TCM, this Interim Order shall govern.

        THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of ☐ party ☒ Lawyer for Thompson Creek Metals Company Inc. Matthew Nied
By the Court. Registrar

No. S Vancouver Registry

In the Supreme Court of British Columbia

IN THE MATTER OF SECTION 288 OF THE BUSINESS
CORPORATIONS ACT, S.B.C. 2002,
CHAPTER 57, AS AMENDED
AND
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
THOMPSON CREEK METALS COMPANY INC.,
CENTERRA GOLD INC. AND CENTERRA B.C. HOLDINGS INC.

THOMPSON CREEK METALS COMPANY INC.

PETITIONER

ORDER MADE AFTER APPLICATION
(Interim Order)

CASSELS BROCK & BLACKWELL LLP

Lawyers
2200-885 West Georgia Street
Vancouver, B.C. V6C 3E8
Telephone: (604) 283-1482
Facsimile: (604) 691-6120
E-mail: mnied@casselsbrock.com
Attention: Matthew Nied

MN/cef	Matter# 38046-30

FILING AGENT: West Coast Title Search

ANNEX F

No. S166926 Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
THOMPSON CREEK METALS COMPANY INC.,
CENTERRA GOLD INC. AND CENTERRA B.C. HOLDINGS INC.

THOMPSON CREEK METALS COMPANY INC.

PETITIONER

NOTICE OF PETITION

To:
The holders (the "TCM Shareholders") of common shares (the "TCM Shares") of Thompson Creek Metals Company Inc. ("TCM") and the registered holders of outstanding options to purchase TCM Shares, holders of outstanding restricted share units of TCM and holders of outstanding performance share units of TCM (collectively, the "TCM Securityholders")

        NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by the Petitioner TCM in the Supreme Court of British Columbia (the "Court") for approval of a plan of arrangement (the "Arrangement") pursuant to the Business Corporations Act, S.B.C. 2002, c.57, as amended (the "BCBCA").

        AND NOTICE IS FURTHER GIVEN that by an Interim Order Made After Application pronounced by the Court on July 28, 2016, the Court has given directions as to the calling of a special meeting of the TCM Shareholders (the "Meeting"), for the purpose of, among other things, considering, voting upon and approving the Arrangement.

        AND NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting the Petitioner intends to apply to the Court for a final order approving the Arrangement and for a determination that the terms of the Arrangement are fair and reasonable (the "Final Order"), which application shall be made before the presiding Judge in Chambers at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on October 19, 2016, at 9:45 am (Vancouver time), or as soon thereafter as counsel may be heard or at such other date and time as the Court may direct (the "Final Application").

        NOTICE IS FURTHER GIVEN that the Court has been advised that, if granted, the Final Order approving the Arrangement and the declaration that the Arrangement is substantively and procedurally fair and reasonable to those who will receive securities in the exchange will constitute the basis for an exemption from the registration requirements under the United States Securities Act of 1933, pursuant to section 3(a)(10) thereof, upon which the parties will rely for the issuance and exchange of securities in connection with the Arrangement.

F-1

        IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order (the "Final Application"), but only if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a Response to Petition ("Response") in the form prescribed by the Supreme Court Civil Rules, and delivered a copy of the filed Response, together with all affidavits and other material upon which such person intends to rely at the hearing of the Final Application, including an outline of such person's proposed submission, to the Petitioner at its address for delivery set out below by or before 5:00 p.m. (Vancouver time) on October 17, 2016.

        The Petitioner's address for delivery is:

    CASSELS, BROCK & BLACKWELL LLP
    Barristers and Solicitors
    885 West Georgia St.
    Vancouver, British Columbia, Canada V6C 2X8
    Attention: Matthew Nied

    Fax number for delivery: (604) 691-6120

    Telephone: (604) 283-1482

        IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering the form of "Response" as aforesaid. You may obtain a form of "Response" at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

        AT THE HEARING OF THE FINAL APPLICATION, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.

        IF YOU DO NOT FILE A RESPONSE and attend, either in person or by counsel, at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of the TCM Securityholders.

        A copy of the said Petition and other documents in the proceeding will be furnished to any TCM Securityholders upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out above.

  Estimated time required: 15 minutes

  This matter is not within the jurisdiction of a Master.

Date: September 12, 2016

"Matthew Nied"
Signature of lawyer for Petitioner Matthew Nied

F-2

ANNEX G

Centerra Gold Inc.
Management's Discussion and Analysis ("MD&A")
For the Fiscal Year Ended December 31, 2015

        The following discussion has been prepared as of February 24, 2016, and is intended to provide a review of the financial position and results of operations of Centerra Gold Inc. ("Centerra" or the "Company") for the three and twelve months ended December 31, 2015 in comparison with the corresponding periods ended December 31, 2014. This discussion should be read in conjunction with the Company's audited financial statements and the notes thereto for the year ended December 31, 2015 prepared in accordance with International Financial Reporting Standards ("IFRS"). In addition, this discussion contains forward-looking information regarding Centerra's business and operations. Such forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. See "Risk Factors" and "Caution Regarding Forward-Looking Information" in this discussion. All dollar amounts are expressed in United States dollars ("USD"), except as otherwise indicated. Additional information about Centerra, including the Company's most recently filed Annual Information Form, is available at www.centerragold.com and on the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com.

        All references in this document denoted with NG, indicate a non-GAAP term which is discussed under "Non-GAAP Measures" on pages 50 to 55.

1 University Avenue, Suite 1500
Toronto, ON
M5J 2P1
tel 416-204-1953
fax 416-204-1954
www.centerragold.com

Financial Highlights

  •
  Produced 536,920 ounces of gold in 2015, including 520,694 ounces at the Kumtor mine and 16,226 ounces at the Boroo mine, which exceeded the Company's original production guidance of 480,000 to 535,000 ounces.

  •
  All-in sustaining costs per ounce soldNG for the year of $814, excluding revenue-based tax in the Kyrgyz Republic and income tax in Mongolia, was lower than the original guidance of $898 to $1,003 per ounce sold.

  •
  All-in costs per ounce soldNG, which excludes revenue-based tax in the Kyrgyz Republic and income tax in Mongolia, were $921 for the year, which was lower than the original guidance of $1,003 to $1,121 per ounce sold.

  •
  Cash provided by operations in the year totalled $333.6 million.

  •
  Earnings per share for 2015 of $0.18/share (after impairment charges of $0.19/share, including an inventory impairment charge of $27.2 million at December 31, 2015 ($0.11/share) and a write-down of the remaining Kyrgyz goodwill of $18.7 million ($0.08/share)).

  •
  In 2015, the Company implemented cost lowering initiatives at the Kumtor mine, including optimization of the workforce at the mine and improvements to the mill including the blending process, and increased availability and throughput.

  •
  Subsequent to year-end, on February 12, 2016, the Company entered into a new five year $150 million revolving credit facility with the European Bank for Reconstruction and Development ("EBRD"), replacing the credit facility that was due to mature in that month (see "Other Corporate Developments—Credit Facilities").

Developments in 2015

        The following is a summary of recent events affecting the Company. For further information, see "Other Corporate Developments".

Kumtor Operations

  •
  The Kyrgyz Republic Parliament passed a resolution on June 29, 2015 to ensure the continued operation of the Kumtor mine and to carry out an examination of the updated Kumtor technical life of mine plan, presented in the Kumtor Technical Report dated March 20, 2015, and its impact on the Kyrgyz Republic.

  •
  On December 22, 2015, Centerra received notice from the Kyrgyz Republic Prime Minister, Mr. T.A. Sariyev, notifying Centerra of the government's intention to withdraw from further negotiations regarding the implementation of the non-binding heads of agreement dated January 18, 2014 (the "HOA"). The HOA contemplated a restructuring of the Kumtor Project under which Kyrgyzaltyn JSC ("Kyrgyzaltyn") would receive a 50% interest in a joint venture company that would own the Kumtor Project in exchange for its 32.7% interest in Centerra. Despite the withdrawal, the Government expressed their desire to begin new consultation with Centerra regarding the further efficient implementation of the Kumtor Project.

  •
  In December 2015, Kumtor submitted the 2016 Annual Mine Plan to the State Agency for Environmental Protection and Forestry for environmental expertise ("SAEPF") and to the State Agency for Geology and Mineral Resources ("SAGMR") for industrial safety and subsoil expertise. The industrial safety expertise was issued on December 30, 2015, the subsoil and environmental expertise remains outstanding. In accordance with Kyrgyz laws, SAEPF and SAGMR have three months to carry out their respective reviews.

  •
  On January 24, 2016, an employee fatality occurred at the Kumtor mill. An internal investigation was started and the Kyrgyz police and relevant regulatory authorities were contacted. Kumtor management is cooperating with the Kyrgyz regulatory authorities to determine the cause of the accident.

Boroo Operations

  •
  Secondary leaching operations at the Boroo heap leach facility ceased in December 2015 and the facility is transitioning into closure, while the heap leach pad is rinsed.

Gatsuurt Project

  •
  Throughout 2015, the Company continued to engage in discussions with the Mongolian Government regarding the development of the Gatsuurt Project and the level of Mongolian state interest therein. In mid-October, the Company and the Government agreed with the government to a 3% special royalty in place of the Government acquiring a 34% ownership interest in the project.

  •
  On February 4, 2016, the Mongolian Parliament approved the level of Mongolia state ownership in the project at 34%. Under the Minerals Law, the Government can now implement the previously agreed upon special royalty in place of a 34% state ownership in the project. The Company expects to proceed with negotiating definitive agreements and to carry out additional exploration, technical and hydrogeological drilling in support of the eventual project development.

Öksüt Project

  •
  The Company announced on July 28, 2015 the positive feasibility study results and the planned development of the 100% owned Öksüt Project, followed by the filing of a Technical Report on September 3, 2015. The report details include an eight year mine life, production of 895,000 ounces of gold with an all-in cash cost (including taxes)NG of $777 per ounce. The Technical Report is available on SEDAR and on the Company's website.

  •
  The Environmental Impact Assessment ("EIA") process for the Öksüt Project was completed with formal approval obtained from the Turkish regulatory authorities on November 9, 2015.

  •
  Receipt of permits was contingent on the approval of the EIA, and applications for all required permits were submitted following approval of the EIA. The business opening permit was approved on December 28, 2015, and subsequently applications for the land usage permits were submitted.

  •
  In December 2015, the Company purchased from Stratex International PLC ("Stratex") the 1% net smelter royalty it held on Öksüt production with an issue of Centerra common shares valued at $4.9 million.

Greenstone Gold Property

  •
  In March 2015, the Company formed a 50/50 partnership with Premier Gold Mines Hardrock Inc., a subsidiary of Premier Gold Mines Limited ("Premier"). The purpose of the partnership is the development of the Greenstone Gold Property, including the Hardrock Gold Project located in the Geraldton-Beardmore Greenstone belt in Ontario, Canada.

  •
  As contemplated by the implementation agreement between Centerra and Premier on the Greenstone Gold Property, an updated resource calculation was completed during the third quarter of 2015 and based on these results, the Company paid to the partnership an amount of

    Cdn$11 million ($8.3 million). The contribution was subsequently distributed to Premier as a capital distribution from the partnership.

Corporate

  •
  The Company appointed Scott Perry as Chief Executive Officer ("CEO") effective November 1, 2015, and replaced Ian Atkinson on Centerra's board, who retired at the end of 2015. Additionally, Centerra announced the appointment of Frank Herbert as President effective November 1, 2015. Mr. Herbert has been General Counsel and Corporate Secretary of Centerra Gold since 2004. Lastly, Jeff Parr, the Company's current Vice President and Chief Financial Officer ("CFO"), informed the Board of Directors of his intention to retire effective March 31, 2016, following which the Company announced that Darren Millman, Vice President, Finance and Treasurer will be promoted to Vice President and Chief Financial Officer ("CFO") effective April 1, 2016.

  •
  On September 8, 2015, the original court order issued in February 2015 in the proceedings commenced by Valerie Belokon ("Belokon") against the Kyrgyz Republic and Kyrgyzaltyn was amended to limit the security being set aside for the Belokon proceeding. Amounts held in trust in excess of Cdn$10 million (the cap set by the Ontario courts) were released to Kyrgyzaltyn in September 2015.

  •
  On October 15, 2015, Centerra received an Ontario court order in favour of Entes Industrial Plants Construction & Erection Contracting Co. Inc. ("Entes"), which has an arbitral award against the Kyrgyz Republic for $22.7 million. The injunction prohibits Kyrgyzaltyn from selling or transferring 7,465,776 shares of Centerra held by it and requires Centerra to pay any dividends declared on Centerra shares held by Kyrgyzaltyn into trust for the benefit of the Entes enforcement application. The order does not set a limit on the amount of dividends to be held in trust.

Centerra's Business

        Centerra is a gold mining company focused on operating, developing, exploring and acquiring gold properties in Asia, North America and other markets worldwide. Centerra is a leading Canadian-based gold producer and is the largest Western-based gold producer in Central Asia. Centerra's principal operation is located in the Kyrgyz Republic and is subject to political and regulatory risks. See "Other Corporate Developments" and "Risk Factors" for further details. The Company is headquartered in Toronto, Ontario, Canada.

        Centerra's common shares are listed for trading on the Toronto Stock Exchange under the symbol CG. As of February 24, 2016, being the date of this MD&A, there are 239,392,308 common shares issued and outstanding and options to acquire 4,793,592 common shares outstanding under its stock option plan.

        As of December 31, 2015, Centerra's significant subsidiaries are as follows:

Entity	Property—Location	Stage of Mine	Ownership
Kumtor Gold Company ("KGC")	Kumtor Mine—Kyrgyz Republic	Operation	100%
Boroo Gold LLC ("BGC")	Boroo Mine—Mongolia	Care & Maintenance	100%
Centerra Gold Mongolia LLC ("CGM")	Gatsuurt Project—Mongolia	Development	100%
	Altan Tsagaan Ovoo ("ATO") Property—Mongolia	Exploration	100%
Öksüt Madencilik A.S.	Öksüt Project—Turkey	Development	100%
Greenstone Gold Mines LP ("Greenstone Partnership")	Greenstone Gold Property— Canada	Pre- development	50%

        Substantially all of Centerra's revenues are derived from the sale of gold. The Company's revenues are derived from gold production from its mines and gold prices realized from the sale of these ounces. Gold doré production from the Kumtor mine is purchased by Kyrgyzaltyn for processing at its refinery in the Kyrgyz Republic while gold doré produced by the Boroo mine is sold to the Bank of Mongolia.

        The average spot price for gold in 2015 based on the London PM fix was $1,160 per ounce, a decrease of 8% over the average in 2014. The average realized priceNG of gold received by Centerra in 2015 was $1,162 per ounce, a 6% decrease when compared to the average price realizedNG in 2014.

        The Company's costs are comprised primarily of the cost of producing gold from the Kumtor mine, project development at Öksüt and the Greenstone Gold Property, closure and holding costs of the Boroo mine (majority of the Boroo infrastructure is on care and maintenance pending finalization of the Gatsuurt Project agreements with the Government), exploration expenses relating to its own projects and its earn-in projects, administrative costs from offices worldwide and depreciation, depletion and amortization ("DD&A").

        There are many operating variables that affect the cost of producing an ounce of gold. In the mine, costs are influenced by the ore grade and the stripping ratio. The stripping ratio is the ratio of the tonnage of waste material which must be removed per tonne of ore mined. Ore grade refers to the amount of gold contained in a tonne of ore. The significant costs of mining include labour, diesel fuel and equipment maintenance.

        At the mill, costs are impacted by the ore grade and the metallurgical characteristics of the ore, which can impact gold recovery. For example, a higher grade ore would typically result in a lower unit production cost. The significant costs of milling are reagents, consumables, mill maintenance and energy.

Figure A

        Mining and milling costs are also affected by the cost of labour, which depends mostly on the availability of qualified personnel in the regions where the operations are located, the wages in those markets, and the number of people required. Mining and milling activities involve the use of many materials. The varying costs of acquiring these materials and the amount used in the processing of the ore also influence the cash costs of mining and milling. The non-cash costs (namely DD&A) are influenced by the amount of capital costs related to the mine's acquisition, development and ongoing capital requirements and the estimated useful lives of capital items.

        As shown above in Figure A, the Company's 2015 production costs were 20% lower than 2014 ($354.0 million in 2015 compared to $445.0 million in 2014). The reduction reflects the impact of lower input prices (mainly for commodities like diesel) and the favourable movements in exchange rates, as well as the varying levels of production in both years including the cessation of milling operations at Boroo. These impacts on costs are discussed in the operational sections of this MD&A.

        Over the life of each mine, another significant cost that must be planned for is the closure, reclamation and decommissioning of each operating site. In accordance with standard practices for Western-based mining companies, Centerra carries out remediation and reclamation work during the operating period of the mine, where feasible, in order to reduce the final decommissioning costs. Nevertheless, the majority of rehabilitation work can only be performed following the completion of mining operations. Centerra's practice is to record the estimated final decommissioning costs based on conceptual closure plans, and to accrue these costs according to the principles of IFRS. In addition, Kumtor has established a reclamation trust fund to pay for these costs (net of forecast salvage value of assets) from the revenues generated over the life of mine. At Boroo, 50% of the upcoming year's annual environmental budget is deposited by Boroo into a government account and such funds are recovered by Boroo when the annual environmental commitments are completed.

        The Company reports the results of its operations in U.S. dollars, however not all of its costs are incurred in U.S. dollars. As such, the movement in exchange rates between currencies the Company incurs costs in and the U.S. dollar also impact reported costs of the Company.

Economic Indicators

Gold Industry

        The two principal uses of gold are bullion investment and product fabrication. A broad range of end uses is included within the fabrication category, the most significant of which is the production of jewelry. Other fabrication uses include official coins, electronics, miscellaneous industrial and decorative uses, medals and medallions.

        In 2016, global gold production is anticipated to slow with the cancellation of planned and existing projects starting to impact global supply. The current gold price will continue to place pressure on gold producers to reduce the cost of production with potential higher cost producers reducing some mine production further. There are also no new significant gold mines planned to be in commercial production in the near term.

        In addition to the supply factors impacting the industry as described above, external factors also impact the gold price. The strength of the U.S. economy in 2015 played a large part in the gold prices hitting five-year lows. The U.S. dollar significantly strengthened against most currencies and, as gold is traded primarily in U.S. dollars, this negatively impacted the gold price in 2015. Expectations of a U.S. interest rate increase, persistently weak oil prices and decelerating economic performance in China are also thought to be factors for gold's recent downward trend.

        The Company believes that although such pressures on gold will continue, prospects for 2016 look more positive. The role of gold as a hedge against inflation is expected to support continued demand for the metal as should the growing appetite by central banks and developing Asian nations seeking a more reliable store of value as compared with other investments. The Company believes that sales by Exchange Traded Funds ("ETFs") of gold over the past several years have been completed and that such ETFs will shift to a buy-and-hold strategy in the coming years. Nearly two-thirds of all gold bullion purchases currently originate in China and India and although economic growth has been slowing, the rising incomes and growing middle class in both of these jurisdictions should support growing gold purchases.

Gold Price

        The average quarterly gold spot price fell during the fourth quarter of 2015 from a low of US$1,172/oz in the first three quarters to US$1,049/oz, a 10.5% decrease. The average gold spot price for the year was $1,160 per ounce, a decrease of 8.4% over the average in 2014.

Figure B

Exchange Rates

Figure C

Canadian dollar	Kyrgyz Som	Mongolian Tugrik

        Global currencies were under downward pressure against the U.S. dollar in 2015, influenced by several macro-economic factors. In 2015, global currencies and gold prices were negatively affected by an improved U.S. economy which provided strength to the U.S. dollar, while weak fuel and commodity prices dragged down investment sentiment. This was coupled with a slowdown in economic activity in China which hit worldwide markets hard and stalled much of the developed economies in Europe, Canada and Asia.

        The strength of the U.S. dollar in 2015 was driven by the recovery of the U.S. economy and the expectation of rising U.S. interest rates which occurred with the U.S. Federal Reserve's announcement at the end of the year. This was further emphasized by the stalled economies in the Eurozone, Canada and Japan which considered cuts to interest rates and instituting quantitative easing programs to stimulate their economies.

        The Eurozone slowdown, when combined with an apparent slowing of activity in China resulted in downward pressure on commodities in general. This combination of lower commodity prices, lower global demand and China's economic slowdown, all served to put strong downward pressure on emerging market currencies.

        Oil prices continued to fall in 2015 as OPEC (Organization of the Petroleum Exporting Countries) increased their production levels, thereby pushing back against rapidly expanding supply originating mainly in North America from fracking and oil sands activity, and in the process creating an imbalance with oil supply outpacing demand.

        The significant decline in world oil prices during 2015 had a significantly negative effect on the oil-producing Russian economy, magnified by economic sanctions. The political tensions in Russia continued to play a destabilizing role in the markets in 2015. This increased economic pressure and significant downturn in the oil markets had negative effects on neighboring Russian countries including the Kyrgyz Republic.

Canadian Dollar

        The lower commodity prices, especially for oil, weighed heavily on the Canadian dollar and the Canadian economy in 2015, given the country's status as an oil producing, commodity-rich nation. In response to a struggling economy, Canadian interest rates were cut twice in 2015 to 0.50% resulting in accelerated currency devaluation.

Mongolian Tugrik

        Mongolia has continued to experience reduced levels of foreign direct investment and subsequent lower demand for local currency. The other factors include reduced commodity prices with reduced coal and copper revenue along with slowing economies in China and Russia which are key trading partners for Mongolia. In 2016, Mongolia anticipates an increase in foreign direct investment with a large scale copper project obtaining financing in late 2015, however, the reduction in economic growth in surrounding countries could offset any positive direct investments in country along with continued government spending to stimulate the economy.

Kyrgyz Som

        The devaluation of the Kyrgyz Som in 2015 against the U.S. dollar was mitigated somewhat by actions taken by the National Bank of Kyrgyzstan to support its currency. These actions are thought to have masked weaknesses already present in the economy resulting from lower remittances inflows from Kyrgyz expats and lower commodity exports of Kyrgyz goods due to economic slowdowns in Kyrgyzstan's main export destinations. In 2016, the Kyrgyz Som may come under increasing downward pressures due to softening of the key export markets for the Kyrgyz goods.

Diesel Prices

        Fuel costs represent a significant cost component for Centerra's mining operations and in 2015 Kumtor enjoyed significantly lower fuel costs at its operations. The reduced prices on fuel purchases were a result of declining crude oil prices.

        Brent crude oil prices averaged $52/bbl in 2015, compared to $99/bbl in 2014. This was a result of sustained excess of global crude oil supply over global demand. The oil supply was affected by increased oil production in 2015 by both OPEC and non-OPEC producers including Iraq, Saudi Arabia, the United States, and Russia. The global consumption of petroleum and other liquid fuels was affected by a deceleration of economic growth in China and other emerging economies, and a weak economic recovery in the European Union.

Figure D

        Falling prices for the diesel fuel used by Kumtor favorably affected Kumtor's cost profile in 2015. Purchase prices for diesel fuel for Kumtor were down 23% in 2015 compared with 2014, averaging $0.56/L for the year. Kumtor sources its fuel from Russia either directly or through Kyrgyz distributors and while the average Brent crude oil price in 2015 declined 53% compared to 2014, reductions in diesel prices from the Russian suppliers tended to lag declines in crude oil prices. In addition, Kumtor's diesel prices include added costs for other factors such as seasonal premiums for winterizing of diesel fuel and transportation costs from the Russian refineries.

        According to U.S. Energy Information Administration's outlook for 2016, world crude oil prices will average $38/bbl for Brent crude. Kumtor forecasts to source its Russian diesel at an average price of $0.55/L in 2016. The diesel fuel price assumptions were made when the price of oil was approximately $50 per barrel. Diesel fuel sourced for Kumtor from Russian suppliers only loosely correlates with world oil prices.

Liquidity

        Financial liquidity provides the Company with the ability to fund future operating activities and investments. Centerra generated $333.6 million in cash from operations in 2015 and has a balance of cash and short-term investments of $542.2 million at December 31, 2015 which includes $76 million drawn from its revolving line of credit with EBRD. The Company's financial risk management policy focuses on cash preservation, while maintaining the liquidity necessary to conduct operations on a day-to-day basis. The Company manages counterparty credit risk, in respect of cash and short-term investments, by maintaining bank accounts with highly-rated U.S. and Canadian banks and investing only in highly-rated Canadian and U.S. Government bills, term deposits or banker's acceptances with highly-rated financial institutions, and corporate direct credit of highly-rated, highly-liquid issuers.

        Volatility in the global financial markets continues to constrain the ability of many companies to access financing from capital markets. It is expected that all planned capital and operating expenditures of the Company for 2016 can be funded out of cash, short-term investment and amounts currently available under the Company's credit facilities. See "Caution Regarding Forward-Looking Information".

        On February 12, 2016, the Company entered into a new $150 million revolving credit facility with EBRD of which $50 million is subject to the satisfaction of a specified condition precedent. The $76 million drawn amount under the previous EBRD Facility was subsequently redrawn under the new EBRD Facility on February 17, 2016 and is due to be repaid on August 17, 2016 or, at the Company's discretion, repayment of the loaned funds may be extended until 2021. See "Other Corporate Developments—Credit Facilities.

Growth Strategy

        Centerra's growth strategy is to increase its reserve base and expand its current portfolio of mining operations by:

  •
  developing the wholly-owned Gatsuurt and Öksüt projects and the 50% owned Greenstone Gold Property;

  •
  developing new reserves at or near its existing projects;

  •
  advancing late-stage exploration properties, including earn-in properties where the Company's interests are earned by funding the costs of exploration drilling and feasibility studies; and

  •
  pursuing selective acquisitions in other markets worldwide.

        Centerra's growth strategy could be impacted by the risk factors described on page 57.

Reserves and Resources

        On February 9, 2016, the Company released the results of the updated reserve and resource estimates for the Kumtor mine and re-iterated reserve and resource estimates for the Company's other projects, all as of December 31, 2015. For additional details, please see the news release "Centerra Gold 2015 Year-End Reserve and Resource Update" filed on SEDAR and the Company's website on February 9, 2016.

Highlights:

Reserves

  •
  Centerra's proven and probable reserves at December 31, 2015 increased 9% or 666,000 ounces (net of 2015 processing) to 8.4 million ounces of contained gold (112.5 Mt at 2.3 g/t gold) from 7.7 million contained ounces a year earlier.

  •
  At the Kumtor mine, proven and probable gold reserves decreased by 495,000 contained ounces, after accounting for processing of 659,000 contained ounces in 2015. A new resource model was developed for 2015 year-end reserve estimation and to incorporate additional in-fill drilling that has been completed during the year. As a result, 164,000 contained ounces were added.

Resources

  •
  As of December 31, 2015, Centerra's measured and indicated resources decreased by 1.5 million contained ounces to an estimated total of 4.2 million ounces of contained gold compared to the December 31, 2014 estimate. As a result of the positive feasibility study for the Öksüt Project, the measured and indicated resources on both the Keltepe and Güneytepe deposits were upgraded to an estimated probable reserve of 26.1 million tonnes at 1.4 g/t gold containing 1.2 million ounces of gold at a cut-off grade of 0.3 g/t gold.

  •
  At Kumtor measured and indicated open pit resources decreased by 240,000 contained ounces of gold, to an estimated total of 2.6 million contained ounces of gold (29.6 Mt at 2.7 g/t gold) at December 31, 2015. Changes are attributable to the development of the new resource model, as discussed above, resulting in the lower grade and fewer ounces.

  •
  As of December 31, 2015, Centerra's inferred resource estimate totals 2.6 million contained ounces of gold (24.5 Mt at 3.3 g/t gold) an increase of 133,000 contained ounces of gold over the December 31, 2014 estimate.

Gold (000s attributable oz contained)	2015	2014	% Change
Total proven and probable mineral reserves	8,405	7,739	9%
Total measured and indicated mineral resources(1)	4,204	5,725	(27%)
Total inferred resources(1)(2)	2,573	2,440	5%

(1)
Includes ATO open pit resources, which are estimated based on a Net Smelter Return ("NSR") cut-off grade of $6.50 NSR per tonne for oxide mineralization and $25.50 NSR per tonne for sulphide mineralization.

(2)
Inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined economically. It cannot be assumed that all or part of the inferred resources will ever be converted to a higher category.

        Material assumptions used to determine reserves and resources are as follows:

	2015	2014
Weighted average gold prices
Gold reserves ($/oz)	$1,200	$1,300
Gold resources ($/oz)	$1,450	$1,450

Foreign exchange rates
1 USD : Cdn$	1.34	1.1
1 USD : Kyrgyz som	65	58
1 USD : Mongolian tugriks	1,900	1,815
1 USD : Euro	0.95	0.77

Diesel fuel price assumption at Kumtor (per litre)	$0.55	$0.70

        Greenstone Gold Mines expects to complete a feasibility study for the Greenstone Gold Mine's Hardrock Deposit by the middle of 2016. Greenstone mineral resources have not been included in the Company's 2015 year-end reserve and resource summary since the feasibility study is expected mid-year 2016, at which time the mineral reserve and resource inventory will be disclosed for Greenstone.

Consolidated Financial and Operational Highlights

        The consolidated financial statements of Centerra are prepared in accordance with IFRS, as issued by the International Accounting Standards Board and have been measured and expressed in United States dollars. Some of the information discussed below are non-GAAP measures. See "Non-GAAP Measures".

	Year ended December 31,(7)
($ millions, except as noted)	2015	2014	2013
Financial Highlights
Revenue	$624.0	$763.3	$944.4
Cost of sales	384.5	502.5	559.2
Standby costs	5.7	2.4	—
Regional office administration	19.1	25.2	23.8
Earnings from mine operations	214.7	233.2	361.4
Revenue-based taxes	84.6	97.2	113.5
Other operating expenses	1.9	3.8	8.3
Pre-development project costs	13.2	6.0	—
Impairment of goodwill	18.7	111.0	—
Exploration and business development(1)	10.6	15.7	29.6
Corporate administration	35.8	34.8	30.6
Earnings (loss) from operations	49.9	(35.3)	179.4
Other expenses	3.4	1.2	3.6
Finance costs	4.4	5.0	5.0
Earnings (loss) before income taxes	42.1	(41.5)	170.8
Income tax expense	0.4	2.6	13.1
Net earnings (loss)	$41.6	$(44.1)	$157.7
Earnings (loss) per common share—$ basic(2)	$0.18	$(0.19)	$0.67
Earnings (loss) per common share—$ diluted(2)	$0.18	$(0.19)	$0.64
Weighted average common shares outstanding—basic (thousands)	236,592	236,396	236,382
Weighted average common shares outstanding—diluted (thousands)	236,951	236,396	236,663
Total assets	$1,660.6	$1,629.1	$1,687.7
Long-term provision for reclamation, dividends payable and deferred income taxes	76.9	79.8	71.6
Cash provided by operations	333.6	376.4	483.9
Average realized gold price—$/oz(4)	1,162	1,241	1,355
Average gold spot price—$/oz(3)	1,160	1,266	1,411
Capital expenditures(5)	$370.5	$351.2	$376.6
Operating Highlights
Gold produced—ounces poured	536,920	620,821	690,720
Gold sold—ounces sold	536,842	615,234	696,818
Operating costs (on a sales basis)(6)	$163.4	$219.9	$250.2
Adjusted operating costs(4)	$189.8	$251.8	$279.8
All-in Sustaining Costs(4)	$437.0	$524.4	$570.0
All-in Costs(4)	$494.1	$587.4	$641.4
All-in Costs—including taxes(4)	$578.9	$687.5	$767.7
Unit Costs
Cost of sales—$/oz sold(4)	$716	$817	$803
Adjusted operating costs—$/oz sold(4)	$354	$409	$401
All-in sustaining costs—$/oz sold(4)	$814	$852	$818
All-in costs—$/oz sold(4)	$921	$955	$920
All-in costs (including taxes)—$/oz sold(4)	$1,079	$1,119	$1,102

(1)
Includes business development of $2.2 million for the year ended December 31, 2015 ($1.0 million for the year ended December 31, 2014).

(2)
As at December 31, 2015, the Company had 237,889,274 common shares issued and outstanding.

(3)
Average for the period as reported by the London Bullion Market Association (U.S. dollar Gold P.M. Fix Rate).

(4)
Adjusted operating costs, all-in sustaining costs, all-in costs and all-in costs—including taxes ($ millions and per ounce sold) as well as average realized gold price per ounce and cost of sales per ounce sold are non-GAAP measures and are discussed under "Non-GAAP Measures".

(5)
Includes capitalized stripping of $210.6 million in the year ended December 31, 2015 ($261.1 million in the year ended December 31, 2014) and $75.7 million relating to implementation of the Greenstone Partnership.

(6)
Operating costs (on a sales basis) are comprised of mine operating costs such as mining, processing, regional office administration, royalties and production taxes (except at Kumtor where revenue-based taxes are excluded), but excludes reclamation costs and depreciation, depletion and amortization. Operating costs (on a sales basis) represents the cash component of cost of sales associated with the ounces sold in the period.

(7)
Results may not add due to rounding.

Results of Operations

Year ended December 31, 2015 compared to 2014

        The Company recorded earnings of $41.6 million in 2015, compared to a net loss of $44.1 million in 2014. The Company was able to achieve $41.6 million in earnings in 2015 through the continued focus on cost reduction, notwithstanding a 14% reduction in ounces produced, a decrease in revenue of 18% and an inventory impairment charge of $27.2 million compared to the prior year.

        The earnings in 2015 and the loss in 2014 were impacted by a non-cash impairment charge on goodwill in the Kyrgyz CGU of $18.7 million and $111 million, respectively. Excluding the goodwill impairment charges, earnings in 2015 would be $60.3 million and $66.9 million in 2014. The decrease in 2015 can be attributed to fewer ounces sold and produced, lower realized gold prices, and an increase in pre-development project costs, partially offset by lower operating costs and lower exploration spending.

Production:

        Gold production for 2015 totalled 536,920 ounces compared to 620,821 ounces in 2014, which reflects lower production at both operations. Kumtor's gold production was 46,999 ounces lower than the prior year due primarily to processing lower grades in 2015 as compared to 2014. Boroo's gold production was 36,902 ounces lower than the prior year due to the cessation of milling operations in December 2014, with ounces poured in 2015 limited to those recovered from the mine's secondary leaching operation.

        The consolidated gold production for 2015 exceeded the Company's most recent guidance of 505,000 to 535,000 ounces.

Safety and Environment:

        Centerra had ten reportable injuries in 2015, four lost time injuries and six medical aid injuries. There were no reportable releases to the environment during the year. On January 24, 2016, an employee fatality occurred at the Kumtor mill.

Financial Performance:

        In the year ended December 31, 2015, the Company recorded revenues of $624.0 million, compared to $763.3 million in the year ended December 31, 2014. Lower revenue in 2015 resulted primarily from 13% fewer ounces sold and a 6% lower average realized gold priceNG ($1,162 per ounce compared to $1,241 per ounce in 2014). Sales volumes were 536,842 ounces compared to 615,234 ounces in 2014. The lower revenue resulted in a 13% decrease in revenue based taxes in the Kyrgyz Republic in 2015.

        In the year ended December 31, 2015, cost of sales were $384.5 million, a decrease of 24% from $502.5 million in 2014 and included an inventory impairment charge of $27.2 million recorded at the end of 2015. The largest component of cost of sales, DD&A, was $221.1 million, which includes $18.4 million of non-cash inventory impairment, in the year ended December 31, 2015, compared to $282.6 million in 2014. The decrease reflects lower capitalized stripping charges per ounce from cut-back 17 ore processed in 2015, compared to higher charges for cut-back 15 ore that was processed in the comparative period.

        The decrease in the cash component of cost of sales can be primarily attributed to successful cost lowering initiatives at the Kumtor mine and the fact that ounces processed in 2015 were relatively lower cost than ounces processed in 2014. The processed ounces from cut-back 17 in 2015 had mining costs per tonne 7% lower compared to tonnes processed in the comparative period. The lower mining costs are primarily the result of lower diesel costs, due to lower global fuel prices, and favourable exchange movements leading to various cost decreases including lower labour costs. The decrease in cost was also impacted by a 7% reduction in ounces sold in 2015.

        Standby costs incurred at Boroo to maintain the mill and operation on care and maintenance totalled $5.7 million in the year ended December 31, 2015 ($2.4 million in the year ended December 31, 2014). This largely consisted of labour costs to maintain equipment in a ready state and administration costs. The Boroo mill will be kept on standby awaiting the finalization of agreements and permits with the Mongolian Government regarding the development of the Gatsuurt Project.

        Goodwill for the Kyrgyz CGU was impaired by $18.7 million as a result of the annual goodwill impairment test carried out as at September 1, 2015, which brought the goodwill balance to zero. The goodwill test was based on the current Kumtor life of mine plan and was heavily impacted by lower gold prices, as spot gold prices continued to decrease in the first eight months of 2015. At December 31, 2014, the Company determined that the impact of a reserve reduction at the Kumtor mine was an indicator of impairment, which resulted in an impairment test and subsequent goodwill write-down of $111.0 million.

        Pre-development project costs increased by $7.3 million to $13.3 million in 2015 compared to 2014. The increase in 2015 represents the commencement of spending at the Company's Greenstone Gold Property. The increase was partially offset by lower expensed costs at the Öksüt Project as the Company began capitalization of Öksüt project costs on August 1, 2015 following the Board of Director's decision to move the project to development.

        Exploration expenditures in the year ended December 31, 2015 totalled $8.4 million compared to $14.7 million in 2014. The decrease in 2015 reflects the Company's increased focus on project development and reduced spending on the Company's exploration projects in Turkey and Mongolia.

        Other expenses of $3.4 million were incurred in the year ended December 31, 2015, including a $1.7 million write-off of infrastructure at Kumtor related to the waste rock dump movement and a $6.1 million foreign exchange loss. The foreign exchange loss can be primarily attributed to the weakening of the Canadian dollar ("CDN"). The Company's corporate office, located in Canada, occasionally transacts in Canadian dollars rather than the U.S. dollars. The Canadian dollar devalued to 1.3839 CDN/USD as at December 31, 2015, from 1.1621 CDN/USD at December 31, 2014, resulting in a loss on foreign exchange for the year of $5.4 million. Devaluation from 1.0648 CDN/USD as at December 31, 2013 resulted in a loss of $1.7 million in the year-ended December 31, 2014. These expenses for 2015 were partially offset by the settlement of an insurance claim at Kumtor of $2.7 million. Other expense of $1.2 million recorded in 2014, was primarily attributable to losses on disposals of assets.

        Corporate administration costs, which primarily consist of professional fees, salaries and benefits, and other administrative costs, were mostly unchanged from 2014 at $35.8 million. Spending on professional fees increased by $2.5 million in 2015, driven primarily by higher consulting fees, including consulting relating to the formation of the Greenstone Partnership, and unforeseen legal fees. Additionally, there was an increase in share-based compensation of approximately $1.7 million reflecting the appreciation in the Company's share price during 2015. These increases were offset by a decrease in salaries and benefits of $1.5 million and other administration and office costs of $1.8 million, which can be partly associated with the weakening of the Canadian dollar.

        The reduction in income tax expense of $2.2 million in 2015 was due to a taxable loss at Boroo, as the mill ended the processing of stockpiled ore in late 2014.

Operating Costs:

        Operating costs (on a sales basis) decreased to $163.4 million in 2015 from $220.0 million in 2014. The decrease was due to processing lower cost ounces at Kumtor, which reflects a reduction in costs for diesel, labour and other consumables as well as favourable movements in the local currency as compared to 2014, magnified by the reduction in ounces sold during the year. The decrease can also be attributed to operating costs at Boroo being significantly lower in 2015 as milling activities ceased in late 2014. Site support costs at Boroo in 2015 were lower reflecting reduced personnel levels.

        Centerra's all-in sustaining costs per ounce soldNG, which excludes revenue-based tax and income tax, for 2015 decreased to $814 from $852 in the comparative period of 2014, reflecting lower operating costs.

        Centerra's all-in costs per ounce soldNG in 2015 was $921 compared to $955 in the comparative year, and includes all cash costs related to gold production, excluding revenue-based tax and income tax. The decrease reflects the lower operating costs (described above), lower spending on growth capitalNG at Kumtor and lower exploration costs, partially offset by additional spending in 2015 for pre-development activities at the Greenstone Gold Property and Öksüt Project.

        All-in sustaining costs per ounce soldNG for 2015 of $814 was lower than the Company's most recent guidance range of $827 to $875, as a result of lower sustaining capitalNG costs at Kumtor and lower corporate administration costs. Kumtor's sustaining capitalNG costs included lower than forecasted costs for component replacements of various pieces of mine equipment, while corporate administration costs were lower than forecasted as the weakening of the Canadian dollar was greater than anticipated.

        All-in costs per ounce soldNG of $921 for 2015 was lower than the Company's most recent guidance range of $950 to $1,004 due to a decrease in sustaining capitalNG costs discussed above, lower growth capitalNG costs at Kumtor, as a result of the timing of the completion of a construction project, and lower exploration and development costs, also as a result of timing. All-in sustaining costs per ounce soldNG and all-in costs per ounce soldNG were further reduced by the fact that 2015 gold sales of 536,840 ounces exceeded the most recent guidance range of 505,000 to 535,000 ounces.

Cash generation and capital management

Cashflow

	Year ended December 31,
($ millions, except as noted)	2015	2014	% Change
Cash provided by operating activities	333.6	376.4	(11)%

Cash used in investing activities:
—Capital additions (cash)	(243.8)	(276.3)	(12)%
—Short-term investment net redeemed (net purchased)	79.9	(103.1)	(177)%
—Purchase of interest in Greenstone Partnership	(75.7)	—	100%
—other investing items	(0.5)	(5.2)	(90)%

Cash used in investing activities	(240.1)	(384.6)	(38)%

Cash used in financing activities	(33.4)	(34.4)	(3)%

Increase (decrease) in cash	60.1	(42.6)	(241)%

        Cash provided by operations decreased to $333.6 million in 2015 from $376.4 million in 2014, primarily from lower earnings partially offset by lower levels of working capital.

        Cash used in investing activities totalled $240.1 million in 2015, with $243.8 million spent on capital additions and $75.7 million in cash contributions to the Greenstone Gold Property. The outflow of cash from investing activities was partially offset by a net redemption of $79.9 million of short-term investments. In 2014, cash outflows from investing activities included spending on capital additions of $276.3 million, mainly at Kumtor, and the net purchase of short-term investments of $103.1 million.

        Cash used in financing activities in the year ended December 31, 2015 was $33.4 million, compared to $34.4 million in 2014, which primarily consist of the payment of dividends in both years. In 2015, as a result of a court decision issued in September 2015 relating to the Belokon case against the Kyrgyz Republic, the Company released dividends previously declared and held in trust under previous court orders (see "Other Corporate Developments").

        Cash, cash equivalents and short-term investments at December 31, 2015 decreased to $542.2 million from $562.0 million at December 31, 2014. Both of these amounts include $76 million drawn on the revolving credit facility with EBRD.

Capital Management

        The Company's primary objective with respect to its capital management is to ensure that it has sufficient cash resources to maintain its ongoing operations, continue the development and exploration of its projects, to provide returns for shareholders and benefits for other stakeholders and to pursue and support growth opportunities. The overall objectives for managing capital remained unchanged in 2015 from the prior comparative period.

        The Company's Öksüt Project saw significant advancements during 2015. To continue the development of the Öksüt Project, Gatsuurt Project and the advancement of the Greenstone Partnership, a top priority of the Company is to expand its available credit and attempt to secure additional project financing, either through borrowing and/or the issuance of equity or debt. On February 12, 2016, a new five year $150 million revolving credit facility was established with EBRD, replacing the previous credit facility that was due to mature in February 2016. Projected future cash flows from operations are expected to continue to support the Company's normal operating requirements and exploration of its mineral properties.

        Management is aware that market conditions, driven primarily by metal prices, may limit the Company's ability to raise additional funds. The Company is also required to maintain a number of financial covenants as part of its credit facility with EBRD, which may limit the Company's ability to access future funding. These factors, and others, are considered when shaping the Company's capital management strategy.

Capital Expenditure (spent and accrued)

		Year ended December 31,
Unaudited ($ millions)		2015	2014	% Change
Kumtor	Sustaining capitalNG	50.5	48.7	4%
	Capitalized stripping	210.6	261.1	(19)%
	Growth capitalNG	14.2	40.1	(65)%

	Total	275.3	349.9	(21)%

Boroo and Gatsuurt	Sustaining capitalNG	0.1	0.3	(67)%
	Growth capitalNG	1.5	0.8	88%

	Total	1.6	1.1	45%

Other	Sustaining capitalNG	0.5	0.2	150%
	Öksüt Project development	6.1	—	100%
	Greenstone Gold Property capital(1)	11.3	—	100%
	Greenstone Partnership acquisition	75.7	—	100%

	Total	93.6	0.2	100%

Consolidated	Sustaining capitalNG	51.1	49.2	4%
	Capitalized stripping	210.6	261.1	(19)%
	Growth capitalNG	15.7	40.9	(62)%
	Öksüt Project development	6.1	—	100%
	Greenstone Gold Property capital(1)	11.3	—	100%
	Greenstone Partnership acquisition	75.7	—	100%

Total capital expenditures		370.5	351.2	5%

(1)
In accordance with the Company's accounting policy, the 50% share paid on behalf of Premier in the project is capitalized as part of mineral properties in Property, Plant & Equipment.

        Higher capital expenditures in the year ended December 31, 2015 resulted primarily from additional spending on development projects, offset by lower capitalized stripping and lower growth capitalNG spent at Kumtor. Development project spending included acquiring the Company's 50% interest in the Greenstone Gold Property and commencement of spending on the project, in addition to spending on the Öksüt Project, which commenced development in the third quarter of 2015.

Credit and Liquidity:

        The Company has borrowed $76 million under its $150 million revolving credit facility (the "Facility") provided by EBRD. The borrowed amount was due to be repaid in February 2016. On February 12, 2016, the Company entered into a new five year $150 million revolving credit facility with EBRD and subsequently re-drew the $76 million on February 17, 2016.

        As at December 31, 2015, the Company was in compliance with its financial covenant requirements under the existing EBRD revolving credit facility.

Foreign Exchange:

        The Company receives its revenues through the sale of gold in U.S. dollars. The Company has operations in the Kyrgyz Republic, Turkey, Mongolia, and Canada (where its corporate head office is also located). During 2015, the Company incurred combined costs (including capital) totalling roughly $685 million. Approximately $390 million of this (57%) was in currencies other than the U.S. dollar (Figure E). The percentage of Centerra's non-U.S. dollar costs, by currency was, on average, as follows:

Figure E

        In 2015, the average value of the currencies of the Turkish Lira, Canadian dollar, Kyrgyz Som, Euro, Australian dollars, Mongolian Tugrik, British Pound, Chinese Yuan and the Russian Ruble depreciated against the U.S. dollar by approximately 17%, 10% , 9%, 9%, 9%, 4%, 2%, 1% and 1% respectively, from their value at December 31, 2014. The net impact of these movements in 2015, after taking into account currencies held at the beginning of the year, was to decrease annual costs by $31 million (decrease of $25 million in 2014).

Hedging and Off-Balance Sheet Arrangements:

        The Company had no hedges in place as of December 31, 2015. Centerra currently anticipates that its future gold production will remain unhedged.

        Centerra does not enter into off-balance sheet arrangements with special purpose entities in the normal course of its business, nor does it have any unconsolidated affiliates.

Results of Operating Segments

Kumtor Mine

        The Kumtor open pit mine, located in the Kyrgyz Republic, is the largest gold mine in Central Asia operated by a Western-based gold producer. It has been in production since 1997 and has produced over 10.4 million ounces of gold to December 31, 2015.

Kumtor Operating Results

	Year ended December 31,
($ millions, except as noted)	2015	2014	% Change
Revenue	604.5	694.6	(13)%
Cost of sales-cash	151.1	174.4	(13)%
Cost of sales-non-cash	216.8	270.0	(20)%
Cost of sales-total	367.9	444.4	(17)%
Cost of sales—$/oz sold(1)	707	792	(11)%
Tonnes mined—000s	169,527	191,723	(12)%
Tonnes ore mined—000s	6,583	8,640	(24)%
Average mining grade—g/t	2.25	3.37	(33)%
Tonnes milled—000s	5,729	5,840	(2)%
Average mill head grade—g/t	3.57	3.90	(8)%
Recovery—%	78.8%	78.0%	1%
Mining costs—total ($/t mined material)	1.24	1.34	(7)%
Milling costs ($/t milled material)	11.17	12.04	(7)%
Gold produced—ounces	520,694	567,693	(8)%
Gold sold—ounces	520,517	561,154	(7)%
Average realized gold price—$/oz(1)	1,161	1,238	(6)%
Capital expenditures (sustaining)(1)	50.5	48.7	4%
Capital expenditures (growth)(1)	14.2	40.1	(65)%
Capital expenditures (stripping)	210.6	261.1	(19)%
Capital expenditures (total)	275.3	349.9	(21)%
Operating costs (on a sales basis)(2)	151.1	174.4	(13)%
Adjusted operating costs(1)	169.5	199.9	(15)%
All-in Sustaining Costs(1)	380.3	437.1	(13)%
All-in Costs(1)	394.5	477.1	(17)%
All-in Costs—including taxes(1)	479.1	574.3	(17)%
Adjusted operating costs—$/oz sold(1)	326	356	(8)%
All-in sustaining costs—$/oz sold(1)	731	779	(6)%
All-in costs—$/oz sold(1)	758	851	(11)%
All-in costs (including taxes)—$/oz sold(1)	921	1,024	(10)%

(1)
Adjusted operating costs, all-in sustaining costs, all-in costs and all-in costs (including taxes) (in each case, on an aggregate or per ounce sold basis), as well as average realized gold price per ounce sold, cost of sales per ounce sold and capital expenditures (sustaining and growth) are non-GAAP measures and are discussed under "Non-GAAP Measures".

(2)
Operating costs (on a sales basis) is comprised of mine operating costs such as mining, processing, regional office administration, royalties and production taxes (except at Kumtor where revenue-based taxes are excluded), but excludes reclamation costs and depreciation, depletion and amortization.

Production:

        During 2015, Kumtor focused predominately on the development and mining of cut-back 17. Cut-back 17 required greater waste movement in order to access the ore body in comparison with cut-back 16, which the Company completed developing in 2014. The Company completed waste stripping of cut-back 17 in the first nine months of 2015, reaching the ore body in the fourth quarter. The Company expects to intersect higher grade SB Zone ore in cut-back 17 in the third quarter of 2016, which will provide the majority of the feed to the mill through to the end of the year. In 2015, the mill processed ore from cut-back 16 stockpiles until early October when it reached ore in cut-back 17. For the balance of the year, Kumtor continued to mine and stockpile ore from cut-back 17 and processed a blend of the stockpiles and ore directly from the pit.

        The total waste and ore mined in 2015 was 169.5 million tonnes compared to 191.7 million tonnes in 2014, representing a decrease of 12%. The decrease can be attributed to increased average haulage cycle time and distance, an increase in the frequency of significant weather events that resulted in lost production hours, and decreased haul truck availability.

        Kumtor produced 520,694 ounces of gold in 2015 compared to 567,693 ounces of gold in 2014. The decrease in ounces was due to processing lower grade stockpiled material mined from cut-back 16 and available lower grade ore mined from cut-back 17 in 2015, with the exception of a high grade ore sliver from cut-back 17 mined in October and November 2015 and processed in the fourth quarter. In contrast, during 2014 Kumtor mined the higher grade zones from cut-back 16 as the Company mined the lower benches of the pit, resulting in more ounces mined. The Company mined 6.6 million tonnes of ore at 2.25 g/t in 2015 compared to 8.6 million tonnes of ore at 3.37 g/t in the comparative year.

        During 2015, Kumtor's head grade was 3.57 g/t with a recovery of 78.8%, compared with 3.90 g/t and a recovery of 78.0% in 2014. Total tonnes processed were approximately 5.7 million for 2015, 2% lower than 2014 as a result of a longer scheduled first quarter mill shutdown.

Operating costs and All-in Measures:

        Operating costs (on a sales basis), excluding capitalized stripping, decreased by $23.3 million predominately due to processing fewer and lower cost ounces, which reflect a reduction in costs for diesel, labour and other consumables as well as favourable movements in the local currency as compared to 2014.

        The movements in the major components of operating costs (mining, milling and site support) in 2015 compared to 2014 are explained as follows:

Mining Costs, including capitalized stripping (2015 compared to 2014):

        Mining costs, including capitalized stripping, totalled $210.8 million in 2015, which was $46.7 million lower than the comparative period. Decreased costs for the year include lower diesel costs ($30.8 million) due to lower global fuel prices, lower blasting costs ($6.9 million) due to lower tonnages mined and the implementation of an improved wider drill pattern on waste material, lower labour costs ($6.6 million) due to favourable exchange movement on local salaries and lower tire costs ($3.2 million) due to improved tire life and lower purchase price. The lower costs were partially offset by an increase in contractor equipment service costs ($1.2 million), mainly due to additional equipment required for operations.

Milling Costs (2015 compared to 2014):

        Milling costs of $64.0 million in 2015 compared to $70.3 million in 2014. Milling costs in 2015 were lower than the comparative period due to lower cyanide costs ($3.3 million) as a result of decreased cyanide prices, lower maintenance costs ($2.1 million) and lower grinding balls costs ($1.5 million) mainly due to lower global steel costs. The decrease in milling costs was partially offset by higher electricity costs, as a result of an increase in the price by the electricity provider.

Site Support Costs (2015 compared to 2014):

        Site support costs for 2015 totalled $48.2 million compared to $59.2 million in the comparative year. The decrease is primarily attributable to lower labour costs ($4.5 million) due to a favourable exchange movement on local salaries and reduced employee support staff, a decrease in insurance premiums ($2.4 million), lower contractor costs ($1.3 million) relating to on-site container transportation and lower diesel costs ($0.9 million) due to lower global fuel prices.

Other Cost movements:

        DD&A associated with sales decreased to $216.8 million in 2015, including $18.4 million of non-cash inventory impairment, from $270.0 million in 2014, reflecting lower capitalized stripping charges per ounce from cut-back 17 ore, compared to cut-back 15 that were processed in the comparative period. This decrease was magnified by the 40,637 or 7% decrease in ounces sold in 2015 compared to 2014.

        At December 31, 2015, Kumtor conducted its quarterly inventory valuation test against the estimated net realizable value and as result recorded an inventory impairment of $27.2 million. The inventory impairment represents the excess of the inventoried cost, including cost of the low grade material stockpiled from cut-back 17, over the amount the Company expects to realize after further processing and subsequent sale of the gold. The main reason for the impairment is that lower grade ore was released in the fourth quarter of 2015 from cut-back 17 with insufficient volumes to cover the associated mining costs thereby resulting in an impairment. It is forecasted that cut-back 17 will intersect the higher grade SB Zone ore in the third quarter of 2016, which will provide the majority of the feed to the mill until the end of the year (see the "Outlook" section for further details). When considering cut-back 17 as a whole and using current gold prices and operating costs, no inventory impairment is expected to be recorded.

        All-in sustaining costs per ounce sold NG, which excludes revenue-based tax, was $731 for 2015 compared to $779 in 2014, representing a decrease of 6%. The decrease results primarily from the reduced operating costs for mining, milling and site support discussed above.

        All-in costs per ounce soldNG, which excludes revenue-based tax, for 2015 was $758 compared to $851 in 2014, representing a decrease of 11%. The decrease is due to the lower all-in sustaining costsNG and a reduction in growth capitalNG spending. Relocation of camp facilities at the Kumtor mine, which commenced in 2014 and resulted in higher growth capitalNG in the prior year, was completed in June 2015.

Mongolia (Boroo Mine and Gatsuurt Project)

Boroo Mine

        The Boroo gold mine, located in Mongolia, was the first hard rock gold mine in Mongolia. It has produced approximately 1.9 million ounces of gold since it began operation in 2004. Mining activities at Boroo were completed in September of 2012, although the mill continued to process stockpiled ore until December 7, 2014. Crushing and stacking of heap leach ore was completed in 2013 and primary leaching was completed in July 2014. Boroo carried out secondary heap leach processing activities through 2015, completing such activities at the end of 2015. The Boroo heap leach facility is currently transitioning to closure.

        The mill was placed on care and maintenance in late December 2014 and shutdown activities at the mill were completed at the end of February 2015. The Company currently intends to keep the mill on standby awaiting the finalization of agreements and permits for the Gatsuurt Project. See "Other Corporate Developments—Mongolia" and "Caution Regarding Forward-Looking Information".

Gatsuurt Project

        The Gatsuurt Project was designated as a mineral deposit of strategic importance by the Mongolian Parliament in January 2015. The Company has continued to engage in discussions with the Mongolian Government regarding the development of the Gatsuurt Project and potential ownership by the Government. In mid-October 2015, the Company and the Government agreed to a 3% special royalty in place of the Government acquiring a 34% ownership interest in the project, subject to Parliamentary approval. On February 4, 2016, the Mongolian Parliament approved the level of

Mongolia state ownership in the project at 34%. Under the Minerals Law, this allows the Government to substitute the state ownership with the special royalty. In this regard, the Government can now implement the previously agreed upon 3% special royalty in place of a 34% state ownership interest in Gatsuurt. The Company expects to proceed with negotiating definitive agreements and to carry out additional exploration, technical and hydrogeological drilling in support of eventual project development. See "Other Corporate Developments—Mongolia".

Overview of Operating Results

Boroo Operating Results

	Year ended December 31,
($ millions, except as noted)	2015	2014	% Change
Revenue	19.4	68.7	(72)%
Cost of sales—cash	12.3	45.5	(73)%
Cost of sales—non-cash	4.3	12.6	(66)%
Cost of sales—total	16.6	58.1	(71)%
Cost of sales—$/oz sold(1)	1,016	1,076	(6)%
Tonnes milled—000s	—	2,083	(100)%
Average mill head grade—g/t	—	0.66	(100)%
Recovery—%	—	61.2%	(100)%
Milling costs ($/t milled material)	—	10.03	(100)%
Gold produced—ounces(3)	16,226	53,128	(69)%
Gold sold—ounces	16,325	54,080	(70)%
Average realized gold price—$/oz(1)	1,190	1,271	(6)%
Capital expenditures (sustaining)(1)	0.1	0.3	(67)%
Operating costs (on a sales basis)(2)	12.3	45.4	(73)%
Adjusted operating costs(1)	20.1	51.8	(61)%
All-in Sustaining Costs(1)	20.8	52.6	(60)%
All-in Costs(1)	20.8	52.6	(60)%
All-in Costs—including taxes(1)	21.0	55.4	(62)%
Adjusted operating costs—$/oz sold(1)	1,242	959	30%
All-in sustaining costs—$/oz sold(1)	1,287	973	32%
All-in costs—$/oz sold(1)	1,287	973	32%
All-in costs (including taxes)—$/oz sold(1)	1,298	1,025	27%

(1)
Adjusted operating costs, all-in sustaining costs, all-in costs and all-in costs (including taxes) (in each case, on an aggregate or per ounce sold basis), as well as average realized gold price per ounce sold, cost of sales per ounce sold and capital expenditures (sustaining and growth) are non-GAAP measures and are discussed under "Non-GAAP Measures".

(2)
Operating costs (on a sales basis) is comprised of mine operating costs such as mining, processing, regional office administration, royalties and production taxes, but excludes reclamation costs and depreciation, depletion and amortization.

(3)
Gold produced in the year-ended December 31, 2015 includes 3,595 ounces from the cleaning of circuits at the mill.

Production:

        Boroo produced 16,226 ounces of gold in 2015 compared to 53,128 in 2014. The decrease in gold production was the result of no milling activity in 2015, as Boroo processed the last of its stockpiled ore in December 2014. The Company recovered 3,595 ounces from the cleaning of the gold circuit in the first quarter of 2015, with the remaining 12,631 ounces of ore poured from the heap leach operation. Ounces poured from the heap leach operation decreased by 52% in 2015, due to the secondary leaching of lower grade ore averaging 0.36 g/t in 2015. In 2014, leaching resulted in 26,443 ounces poured averaging 0.52 g/t.

Operating costs and All-in Measures:

        Operating costs (on a sales basis) decreased by $33.1 million to $12.3 million in 2015, as a result of limited activity at the project with the completion of milling operations at the end of 2014 and secondary leaching being the primary driver of operating results in 2015.

        All-in sustaining costs per ounce soldNG and all-in costs per ounce soldNG, which exclude income tax, increased in 2015 to $1,287 from $973 in 2014. The increase is primarily due to a 70% decrease in ounces sold, partially offset by limited capital spending in 2015.

Overall Fourth Quarter Results—2015 compared to 2014

	Three months ended December 31,(3)
Unaudited ($ millions, except as noted)	2015	2014	Change	% Change
Financial Highlights
Revenue	$148.3	$360.1	$(211.8)	(59)%
Cost of sales	113.4	183.5	(70.1)	(38)%
Standby costs	0.9	2.2	(1.3)	100%
Regional office administration	4.6	7.6	(3.0)	(39)%
Earnings from mine operations	29.4	166.8	(137.4)	(82)%
Revenue-based taxes	20.2	48.5	(28.3)	(58)%
Other operating expenses (income)	0.8	(0.5)	1.3	(260)%
Pre-development project costs	1.8	2.4	(0.6)	(25)%
Impairment of goodwill	—	111.0	(111.0)	(100)%
Exploration and business development	2.6	4.1	(1.5)	(37)%
Corporate administration	7.7	10.4	(2.7)	(26)%
Loss from operations	(3.7)	(9.1)	5.4	(59)%
Other (income) expenses	(1.5)	2.3	(3.8)	(165)%
Finance costs	1.1	1.1	—	0%
Loss before income taxes	(3.3)	(12.5)	9.2	(74)%
Income tax recovery	(0.4)	(1.3)	0.9	(69)%
Net loss	$(2.9)	$(11.3)	$8.4	(74)%
Loss per common share—$ basic	$(0.01)	$(0.05)	$0.04	(80)%
Loss per common share—$ diluted	$(0.01)	$(0.05)	$0.04	(80)%
Cash provided by operations	$47.5	$217.0	$(169.5)	(78)%
Average realized gold price—$/oz(2)	1,098	1,199	(101)	(8)%
Average gold spot price—$/oz(1)	1,106	1,204	(98)	(8)%
Capital expenditures	$33.6	$57.7	$(24.1)	(42)%
Operating Highlights
Gold produced—ounces poured	133,664	301,235	(167,571)	(56)%
Gold sold—ounces sold	135,064	300,369	(165,305)	(55)%
Cost of sales—$/oz sold(2)	$840	$611	$229	37%
Adjusted operating costs—$/oz sold(2)	$405	$276	$129	47%
All-in sustaining costs—$/oz sold(2)	$617	$439	$178	40%
All-in costs—$/oz sold(2)	$722	$501	$221	44%
All-in costs (including taxes)—$/oz sold(2)	$872	$661	$211	32%

(1)
Average for the period as reported by the London Bullion Market Association (U.S. dollar Gold P.M. Fix Rate).

(2)
All-in sustaining costs per ounce sold, all-in costs per ounce sold, all-in costs (including taxes) per ounce sold, as well as average realized price per ounce sold and cost of sales per ounce sold, are non-GAAP measures and are discussed under "Non-GAAP Measures".

(3)
Results may not add or compute due to rounding.

        Net loss in the fourth quarter of 2015 was $2.9 million ($0.01 per common share—basic), compared to a net loss of $11.3 million in the same period of 2014 (including a non-cash impairment charge against goodwill for the Kyrgyz CGU of $111 million). The following provides an overview of the major items impacting the fourth quarter in 2015 as compared to 2014:

  •
  Gold production for the fourth quarter of 2015 decreased 56% to 133,664 ounces poured. In the fourth quarter of 2015, the Kumtor mill processed lower grade ore from stockpiles and ore released from the pit (cut-back 17), while the Company mined and processed high grade ore from the bottom of cut-back 16 during the comparative period. During the fourth quarter of 2015, Kumtor's head grade was 3.42 g/t with a recovery of 79.9%, compared with 7.40 g/t and a recovery of 82.2% for the same quarter in 2014. Boroo recorded lower production in the fourth quarter of 2015 as it was limited to ounces recovered from secondary heap leaching compared to the lower feed grades processed through the mill in the fourth quarter of 2014.

  •
  Revenues in the fourth quarter of 2015 decreased 59% to $148.3 million, as a result of 55% fewer ounces sold and a 8% lower average realized gold priceNG. The lower ounces sold are a reflection of the lower production in the fourth quarter at both operations.

  •
  Cost of sales for the fourth quarter of 2015 decreased 38% to $113.4 million compared to the same quarter of 2014. The decrease reflects fewer ounces sold at both operations, partially offset by an inventory impairment charge of $27.2 million recorded December 31, 2015 at Kumtor (no inventory impairment was recorded in the fourth quarter of 2014).

  •
  Regional administration and corporate administration costs decreased 39% and 27% in the fourth quarter of 2015, respectively, compared to the same period of 2014. The decrease primarily reflects company-wide cost cutting measures initiated in 2015 in addition to the weakening of currencies in relation to the U.S. dollar. Lastly, share-based compensation was lower as the Company's share price decreased in the fourth quarter of 2015 by 13%, while it increased by 20% in the comparative quarter of 2014.

  •
  Cash provided by operations was $47.5 million in the fourth quarter of 2015 compared to $217.0 million in the same period of 2014. The decrease is primarily driven by lower earnings in the fourth quarter of 2015.

  •
  Cash provided by investing activities in the fourth quarter of 2015 totalled $21.1 million, compared to $79.5 million of cash used in investing activities in the same quarter of 2014. The fourth quarter of 2015 reflects 42% less capital purchased and $58.0 million in net redemptions in short-term investment as opposed to $25.8 million in net purchases in the fourth quarter of 2014.

  •
  Capital expenditures (spent and accrued) in the fourth quarter of 2015 were $33.6 million as compared to $57.7 million in the same period of 2014. Sustaining capitalNG in the fourth quarter of 2015 of $11.7 million compared to $13.4 million in 2014, reflected a decrease in equipment overhauls at Kumtor in 2015. Growth capitalNG of $9.7 million in the fourth quarter of 2015 compares to $11.8 million in the same quarter of 2014. The change reflects a $9.1 million decrease in spending at Kumtor, partially offset by $6.7 million of spending on the Greenstone Gold Property and Öksüt Project. Capitalized stripping in the fourth quarter of 2015 was $12.2 million compared to $32.5 million in the fourth quarter of 2014. In the fourth quarter of 2015, the mining fleet at Kumtor focused on ore production from cut-back 17, with limited waste stripping from cut-back 18. In the comparable period of 2014, the mining fleet focused on the waste stripping in cut-back 17.

  •
  All-in sustaining costs per ounce soldNG, which excludes revenue-based tax and income tax, in the fourth quarter of 2015, increased to $617 compared to $439 in the same period of 2014. The increase resulted from fewer gold ounces sold, partially offset by the reduction in operating costs.

  •
  All-in costs per ounce soldNG, which excludes revenue-based tax and income tax, were $722 in the fourth quarter of 2015 compared to $501 in the same quarter of 2014. The increase reflects fewer ounces sold, partially offset by lower spending on capital expenditures.

Project Development

Öksüt Project:

        At the Öksüt Project in Turkey, the Company spent $10.0 million during the year ended December 31, 2015 ($6.0 million in the year ended December 31, 2014) on development activities to progress the EIA, required by Turkish authorities, complete the feasibility study and begin detailed engineering.

        In November 2015, the Company received approval of its EIA from the Turkish regulatory authorities, followed by approval of the business opening permit from local authorities in December 2015. Applications have been submitted for the land usage permits, after approval of which other required permits will be submitted. There are no assurances that the formal approval of the land use permits and other permits will be obtained by the Company in the anticipated time frame, or at all.

        Subject to timely receipt of permits, the Company expects to begin development of the Öksüt Project in the second quarter of 2016 with first gold production anticipated in the third quarter of 2017. On September 3, 2015 a Technical Report for the Öksüt Project was filed on SEDAR.

        In December 2015, the Company finalized a buyback of a 1% net smelter royalty related to the Öksüt production from Stratex through the issuance of 962,542 common shares of the Company, representing a value of $4.9 million. The Company had initially negotiated the royalty as part of the purchase from Stratex of the final 30% interest in the Öksüt Project in December 2012 and finalized the agreement in January 2013.

Greenstone Gold Property:

        On March 9, 2015 the Company formed a 50/50 partnership with Premier Gold Mines Hardrock Inc., a subsidiary of Premier Gold Mines Limited ("Premier"). The purpose of the partnership is the development of the Greenstone Gold Property, including the Hardrock Gold Project located in the Geraldton-Beardmore Greenstone belt in Ontario, Canada. Effective July 20, 2015, the partnership name was changed from TCP Limited Partnership to Greenstone Partnership.

        The Company made an initial cash contribution to the Greenstone Partnership in the amount of $67.4 million (Cdn$85 million) for its 50% limited partnership interest. Premier contributed all property, assets and rights it held in respect of the Greenstone Gold Property and the right to capital distributions (as discussed below), in consideration for its 50% interest in the partnership. In accordance with their contractual arrangements with the Company, the Greenstone Partnership subsequently distributed Cdn$85 million to Premier as a capital distribution.

        As part of the implementation agreement, an additional contribution of up to Cdn$30 million was payable to the Greenstone Partnership by the Company contingent on the results of an updated mineral resources study. Upon completion of this resource update in September 2015, the Company contributed $8.3 million (Cdn$11 million) to the Greenstone Partnership. Consistent with the initial contribution and implementation agreement, the Greenstone Partnership subsequently distributed Cdn$11 million to Premier.

        The Company also agreed to commit up to an additional Cdn$185 million to fund the Greenstone Gold Property, subject to certain feasibility study results and project advancement criteria, after which both partners will contribute on a 50/50 basis. The Company and Premier have formed a joint board of directors to oversee future exploration, development and operations by the partnership.

        In 2015, the Company spent $17.3 million on project development activities. During the year, work continued on the feasibility study for the Hardrock Project, including detailed engineering on the processing facility, tailings facility and critical site infrastructure. A new resource model that incorporates all available drill hole and assay data and technical input from a third party audit was completed and will be the basis for the feasibility study. The Greenstone Partnership is expected to complete the feasibility study in the first half of 2016.

        In the fourth quarter of 2015, progress was made on completing the draft Environmental Assessment ("EA") and building a stronger relationship with the local communities. Subsequently, on February 1, 2016, the draft EA was submitted to the provincial and federal regulators for their initial review and comment.

Balance Sheet

Inventory

        Total inventory at December 31, 2015 was $347.0 million ($408.4 million at December 31, 2014) including gold inventory of $173.8 million ($234.4 million in 2014) and supplies inventory of $173.2 million ($174.0 million in 2014). The decrease can be primarily attributable to the Company processing ore from stockpiles as it focused on waste removal in cut-back 17 in 2015. In the fourth quarter of 2014, the inventory balance included a significant amount of stockpiled ore from cut-back 16.

Property, Plant and Equipment

        The aggregate book value of property, plant and equipment at December 31, 2015 was $693.0 million, which compares to $524.7 million at the end of 2014 and is allocated as follows: Kyrgyz Republic $511.6 million (2014—$437.1 million), Greenstone Gold $87.2 million, including $75.7 million from the formation of the Greenstone Partnership (2014—nil), Mongolia $82.5 million (2014—$86.8 million), the Öksüt Project $11.0 million, including $4.9 million relating to the purchase of the Stratex royalty agreement (2014—$0.2 million) and other corporate entities $0.7 million (2014—$0.6 million). The increase in 2015 of $168.3 million is attributed to the formation of the Greenstone Partnership, spending at the Öksüt Project and an increase in stripping costs capitalized at Kumtor.

Goodwill

        In connection with the annual goodwill impairment test carried out at September 1, 2015, the goodwill for the Kyrgyz CGU was impaired by $18.7 million. As a result, there is no goodwill remaining. The impairment resulted from lower gold prices, as prices decreased in the first eight months of 2015.

Asset Retirement Obligations

        The total future asset retirement obligations were estimated by management based on the estimated costs to reclaim the mine sites and facilities and the estimated timing of the costs to be incurred in future periods.

        The Company has estimated the net present value of the total asset retirement obligations to be $66.1 million as at December 31, 2015 (December 31, 2014—$67.9 million). These payments are expected to commence over the next 1 to 11 years. The Company used a risk-free rate of 2.31% at Kumtor and Gatsuurt, and 2.35% at Boroo to calculate the present value of the obligations.

        The Company's future undiscounted decommissioning and reclamation costs have been estimated to be $83.6 million at December 31, 2015 before salvage value.

Share capital and share options

        As of February 24, 2016, Centerra had 239,392,308 common shares outstanding and options to acquire 4,793,592 common shares outstanding under its stock option plan with exercise prices ranging between Cdn$3.82 and Cdn$22.28 per share, with expiry dates ranging between 2016 and 2023.

        In December 2015, the Company completed the purchase of a 1% net smelter royalty related to the Öksüt production from Stratex through the issuance of 962,542 common shares, representing a value of $4.9 million.

Contractual Obligations

        The following table summarizes Centerra's contractual obligations as of December 31, 2015, including payments due over the next five years and thereafter:

$ millions	Total	Due in Less than One Year	Due in 1 to 3 Years	Due in 4 to 5 Years	Due After 5 Years
Kumtor
Reclamation trust deed(1)	$25.4	$3.0	$8.3	$6.1	$8.0
Capital equipment(2)	13.5	13.5	—	—	—
Operational supplies	39.5	39.5	—	—	—
Lease of premises	0.2	0.2	—	—	—

Boroo
Lease of premises	0.4	—	0.3	0.1	—

Öksüt and Greenstone
Project development	13.5	12.3	1.2	—	—

Corporate
Loan repayment (principal only)	76.0	76.0	—	—	—
Lease of premises(3)	2.2	0.3	0.7	0.8	0.4

Total contractual obligations(4)	$170.7	$144.8	$10.5	$7.0	$8.4

(1)
Centerra's future decommissioning and reclamation costs for the Kumtor mine are estimated to be $44.3 million to be incurred beyond 2026. The estimated future cost of closure, reclamation and decommissioning of the project are used as the basis for calculating the amount remaining to be deposited in the Reclamation Trust Fund ($25.4 million). This restricted cash is funded by sales revenue, annually in arrears and on December 31, 2015 the balance in the fund was $18.9 million (2014—$16.0 million), with the remaining $25.4 million to be funded over the life of the mine.

(2)
Agreements as at December 31, 2015 to purchase capital equipment.

(3)
Lease of corporate office premises expiring in November 2021.

(4)
Excludes trade payables and accrued liabilities.

Other Financial Information—Related Party Transactions

Kyrgyzaltyn JSC

Management fee and contracting services

        Revenues from the Kumtor gold mine are subject to a management fee of $1.00 per ounce based on sales volumes, payable to Kyrgyzaltyn, a shareholder of the Company and a state-owned entity of the Kyrgyz Republic, through KGC, a subsidiary of the Company. For the year-ended December 31,

2015, the Company paid Kyrgyzaltyn management fees of $0.5 million (year ended December 31, 2014—$0.6 million). In addition, the Company sourced contracting services from Kyrgyzaltyn of $1.4 million (year ended December 31, 2014—$1.6 million). At December 31, 2015, excluding dividends payable discussed below, the amount payable to Kyrgyzaltyn was $1.0 million (December 31, 2014—$0.6 million).

Gold sales

        Gold produced by the Kumtor mine is purchased at the mine site by Kyrgyzaltyn for processing at its refinery in the Kyrgyz Republic pursuant to the terms of the Restated Gold and Silver Sales Agreement ("Sales Agreement") between KGC, Kyrgyzaltyn and the Government of the Kyrgyz Republic dated June 6, 2009.

        In the year ended December 31, 2015, gold and silver sales to Kyrgyzaltyn, net of refinery and financing charges were $604.5 million ($694.6 million in the year ended December 31, 2014). As at December 31, 2015, $25.7 million was outstanding under the Sales Agreement (December 31, 2014—$62.1 million). Subsequent to December 31, 2015, the balance receivable from Kyrgyzaltyn was paid in full.

Dividends

        In the year-ended December 31, 2015, the Company declared dividends, net of withholding taxes, of $9.1 million to Kyrgyzaltyn (year ended December 31, 2014—$10.6 million). These funds were initially held in trust as a result of court proceedings against the Government of the Kyrgyz Republic. In September 2015, as a result of the court decision, Centerra released to Kyrgyzaltyn $10.1 million, representing dividends held in trust of Cdn$13.1 million, plus interest accrued of Cdn$0.3 million. This payment included the normal quarterly dividend declared in the third quarter of 2015 and the release of prior dividends held in trust by court order. As a result of a subsequently issued court decision received in October 2015, the Company again started to hold dividends declared to Kyrgyzaltyn in trust. This order does not set a cap for the dividends to be held in trust, and accordingly all future dividends will be held in trust going forward. See "Other Corporate Developments" for additional information. In the year ended December 31, 2014, the Company paid dividends of $8.0 million to Kyrgyzaltyn. Dividends payable to Kyrgyzaltyn at December 31, 2015, net of unrealized foreign exchange were $9.3 million (December 31, 2014—$12.3 million).

Transactions with directors and key management

        The Company transacts with key individuals from management and with its directors who have authority and responsibility to plan, direct and control the activities of the Company. The nature of these dealings were in the form of payments for services rendered in their capacity as director (director fees, including share-based payments) and as employees of the Company (salaries, benefits and share-based payments).

        Key management personnel are defined as the executive officers of the Company including the CEO, President, Vice President and Chief Financial Officer, Vice President and Chief Operating Officer ("COO"), Vice President Exploration, Vice President Business Development and Vice President Human Resources.

        In the year ended December 31, 2015, compensation of directors was $0.4 million, including shared-based compensation credit of $0.5 million (December 31, 2014, $1.8 million, including share-based compensation expense of $0.9 million). Compensation of key management personnel in 2015 was $14.0 million, including shared-based compensation of $7.2 million, (December 31, 2014, $12.3 million, including share-based compensation of $5.3 million).

        Disclosure regarding related party transactions is included in Note 27 of the Company's December 31, 2015 Annual Financial Statements.

Quarterly Results—Previous Eight Quarters

        Over the last eight quarters, Centerra's results reflect the impact of an overall decline in gold prices and decreasing input costs, such as diesel, labour and consumables, which have seen a continued decrease through 2014 and 2015. The weakening of currencies as compared to the U.S. dollar has also had a positive impact on foreign-denominated costs in the latter part of 2014 and in 2015. The quarterly production profile for 2015 is more consistent across each quarter, as processing was mainly from stockpiles, while the production profile in 2014 was concentrated at the end of the year. In early 2014, production and sales were impacted by the accelerated ice movement at Kumtor which necessitated the construction of a buttress to mitigate the impact, resulting in a reduction of reserves, a change in the mine plan and delay in the release of gold ore from the pit. Following the update to the reserves at the end of 2014, the Company recorded, in the fourth quarter of 2014, an impairment charge to the goodwill amount it carried on its Kyrgyz CGU of $111.0 million. At the subsequent annual goodwill impairment test on September 1, 2015, the Company impaired the remaining goodwill balance for its Kyrgyz CGU of $18.7 million, reflecting continued weakness in gold prices. Non-cash costs have also progressively increased since 2014. Depreciation at Kumtor increased due to its expanded mining fleet and the increased amortization of capitalized stripping resulting from increased stripping as the pit gets larger. The quarterly financial results for the last eight quarters are shown below:

	2015				2014
$ million, except per share data Quarterly data unaudited	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Revenue	148	116	147	213	360	136	119	148
Net earnings (loss)	(3)	(18)	22	41	(11)	(3)	(32)	2
Basic earnings (loss) per share	(0.01)	(0.08)	0.09	0.17	(0.05)	(0.01)	(0.13)	0.01
Diluted earnings (loss) per share	(0.01)	(0.08)	0.09	0.17	(0.05)	(0.02)	(0.13)	—
Other Corporate Developments

        The following is a summary of corporate developments with respect to matters affecting the Company and its subsidiaries. Readers are cautioned that there are a number of legal and regulatory matters that are currently affecting the Company and that the following is only a brief summary of such matters. For a more complete discussion of these matters, see the Company's most recently filed Annual Information Form available on SEDAR at www.sedar.com. The following summary also contains forward-looking statements and readers are referred to "Caution Regarding Forward-looking Information".

Credit Facilities

EBRD Facility

        At December 31, 2015, the Company had $76 million outstanding under the EBRD Facility for repayment in February 2016. On February 12, 2016, the Company entered into a new five-year $150 million revolving credit facility with EBRD. The interest rate is LIBOR plus 3%. The $76 million drawn amount under the previous EBRD Facility was subsequently redrawn under the new EBRD Facility on February 17, 2016 and is due to be repaid on August 17, 2016 or, at the Company's discretion, repayment of the loaned funds may be extended until 2021. The right to draw in excess of $100 million of the new EBRD Facility is subject to the satisfaction of a specified condition precedent. There can be no assurance that this condition precedent will be satisfied.

Kyrgyz Republic

Negotiations between Kyrgyz Republic and Centerra

        On December 22, 2015, the Company announced that it had received notice from the Kyrgyz Republic Prime Minister notifying Centerra of the Kyrgyz Republic Government's intention to withdraw from further negotiations regarding the implementation of the Heads of Agreement on the Kumtor Project Restructuring dated January 18, 2014 (the "HOA"). As previously disclosed, the HOA contemplated a restructuring of the Kumtor Project under which Kyrgyzaltyn would receive a 50% interest in a joint venture company that would own the ownership of the Kumtor Project in exchange for its share interest in Centerra. The Prime Minister also stated that "the government of the Kyrgyz Republic is still deeply interested in ensuring uninterrupted operations of the Kumtor mine and achieving mutual agreements which would allow further efficient implementation of the Kumtor Project in accordance with the best world practices, standards and requirements of the mining industry transparency initiative".

        Centerra will continue to engage constructively and in good faith with the Kyrgyz Republic Government to resolve all outstanding matters affecting the Kumtor Project, including, among other things: (i) claims made by the General Prosecutor relating to a $200 million inter-corporate dividend declared and paid by KGC to Centerra in December 2013; (ii) claims made by the General Prosecutor seeking to invalidate Kumtor's land use certificate and to seize certain lands within the Kumtor concession area; and (iii) significant environmental claims made by various Kyrgyz state agencies alleging environmental offenses and other matters totalling approximately $473 million (at applicable exchange rates when the claims were commenced). Centerra believes that each of these claims is without foundation.

        While Centerra has a long record of resolving matters with the Kyrgyz Republic Government, there are no assurances that continued discussions between the Kyrgyz Republic Government and Centerra will result in a mutually acceptable solution regarding the Kumtor Project, that any agreed upon proposal would receive the necessary approvals under Kyrgyz and Canadian laws or that the Kyrgyz Republic Government and/or Parliament will not take actions that are inconsistent with the government's obligations under the agreements governing the Kumtor Project.

Kyrgyz Permitting and Regulatory Matters

        In December 2015, KGC submitted its 2016 annual mine plan to the Kyrgyz Republic State Agency for Environment and Protection and Forestry ("SAEPF") for environmental expertise and the Kyrgyz Republic State Agency for Geology and Mineral Resources ("SAGMR") for industrial safety and subsoil expertise. The industrial safety expertise was issued on December 30, 2015. KGC has also received extension of its permits for maximum allowable emissions and toxic waste disposal until March 31, 2016. The Company expects that the relevant Kyrgyz Republic government agencies will consider the renewal of such permits in connection with their review of the 2016 annual mine plan.

        However, there remain several other outstanding permits and approvals required from Kyrgyz regulatory authorities including the Ecological Passport and the life-of-mine technical plan (which outlines mining plans for the Kumtor life-of-mine). We understand that the regulatory authorities reviewing such permits and approvals have expressed concerns regarding potential conflicts with the Kyrgyz Republic Water Code. Centerra and KGC do not believe that the Water Code is applicable to the Kumtor Project. As previously disclosed, this was also a concern in SAEPF's review of the 2015 annual mine plan.

        Kumtor will continue to work with the applicable Kyrgyz regulatory authorities to obtain the necessary permits and approvals, however there can be no assurances that such permits and approvals will be issued or issued in a timely manner.

        Should Kumtor be prohibited from moving ice (as a result of the purported application of the Water Code), the entire December 31, 2015 mineral reserves at Kumtor, and Kumtor's current life of mine plan would be at risk, leading to an early closure of the operation. Centerra believes that any disagreement in relation to the application of the Water Code to Kumtor would be subject to international arbitration under the 2009 agreements governing the Kumtor Project.

Green Party Claim

        On December 25, 2015, KGC received a claim filed by the Green Party of Kyrgyzstan (the "Green Party") with a Kyrgyz court which alleges environmental and glacier pollution and seeks damages of approximately $5.8 billion. The Company understands that the court has rejected the claim on procedural grounds. The Company believes that this claim is without merit and, in any event, is subject to the international arbitration provision of the Restated Investment Agreement. The claimant, Green Party, requests that the damages be paid by Kumtor to the Issyk-Kul Nature Preservation Local Fund, a Kyrgyz state fund. The claim by the Green Party relates to allegations substantially similar to the claims raised by Kyrgyz regulatory authorities which are currently before the courts, each of which the Company believes are without foundation. The claim is also substantially similar to another claim made by the Green Party in 2013 which was subsequently withdrawn by the Green Party.

Japarov Criminal Proceeding

        As previously disclosed, the Kyrgyz Republic General Prosecutor has brought criminal proceedings against Mr. D. Japarov, who was a member of the KGC board of directors (as a nominee of Kyrgyzaltyn) in December 2013, when the KGC board of directors recommended to KGC's shareholder the declaration and payment of a $200 million inter-corporate dividend to Centerra. Mr. Japarov was also Chairman of the management board of Kyrgyzaltyn at that time.

        On December 11, 2015, the Pervomayski District Court found Mr. Japarov guilty of using his regulatory or managerial authorities against the interests of Kyrgyzaltyn and the Kyrgyz Republic. However, due to the time he had already served in detention prior to and during his trial, he was released from detention without serving additional time.

        As previously disclosed, the Company believes that the dividend that was subject of the criminal proceedings against Mr. Japarov was declared and paid in compliance with all Kyrgyz Republic laws and was a routine intercorporate matter between Centerra and its direct, wholly-owned subsidiary.

Mongolia

Gatsuurt—Development

        Following the designation of the Company's Gatsuurt Project as a mineral deposit of strategic importance by the Mongolian Parliament in January 2015, the Company has been in discussions with the Government of Mongolia and its working groups to determine the economic terms of the future development of the Gatsuurt Project. In mid-October, the Company and the Government agreed to a 3% special royalty in place of the Government acquiring a 34% ownership interest in the project.

        As disclosed on February 4, 2016, the Mongolian Parliament passed a resolution setting the state ownership interest in the Gatsuurt Project at 34% and authorizing the Mongolian Government to complete negotiations with Centerra on the terms of such ownership. Under the Minerals Law, the Government can now implement the previously agreed upon special royalty in place of a 34% state ownership in the project. The Company expects to proceed with negotiating definitive agreements (including a deposit development agreement and an investment agreement) with the Mongolian Government. Concurrent with the negotiations of such agreements, the Company will undertake economic and technical studies to update the existing studies on the project, which were initially completed and published in May 2006. As part of such work, the Company will undertake a program of exploration drilling, and geotechnical and additional hydrogeological drilling in preparation for eventual project development.

        There are no assurances that Centerra will be able to negotiate definitive agreements with the Mongolian Government (in a timely fashion or at all) or that such economic and technical studies and drilling programs will have positive results. The inability to successfully resolve all such matters could have a material impact on the Company's future cash flows, earnings, results of operations and financial condition.

Gatsuurt—Illegal Mining

        A significant number of artisanal (illegal) miners continue to enter the Gatsuurt license area and engage in artisanal mining. The numbers have fluctuated but the Company understands from reports that the numbers have reached up to 200-300 artisanal miners at a single time. Centerra's first priority is the health and safety of its employees and of artisanal miners themselves. The types of activities carried out by artisanal miners at Gatsuurt can be dangerous to human health, safety as well as the environment. The Company has advised appropriate Mongolian federal and aimag (local) governments, relevant state bodies and police of the issues relating to the activities of artisanal miners and has requested their assistance to clear the Gatsuurt site from artisanal miners and restrict their access to the area. Centerra does not support any violence or excessive use of force in encounters between Mongolian authorities and artisanal miners and has made this explicitly clear to the Mongolian authorities. As there are no ongoing operations at the Gatsuurt Project at this time, there is no current conflict with Centerra or its local personnel. However, this is a matter of concern and the Company continues to work with Mongolian authorities to resolve the situation in a peaceful manner.

Corporate

Ontario Court Proceedings Involving the Kyrgyz Republic and Kyrgyzaltyn

        Starting in 2011, there have been four Ontario applications commenced by different applicants against the Kyrgyz Republic and Kyrgyzaltyn, each seeking to enforce in Ontario international arbitral awards against the Kyrgyz Republic. None of these disputes relate directly to Centerra or the Kumtor Project. In each of these cases, the applicants have argued that the Kyrgyz Republic has an interest in the shares of Centerra held by Kyrgyzaltyn, a state controlled entity, and therefore that the applicant is entitled to seize such number of Centerra shares and/or such amount of dividends as necessary to satisfy their respective arbitral awards against the Kyrgyz Republic. The four applicants and the amount of their arbitral awards are as follows: (i) Sistem Mühendislik İnşaat Ve Ticaret Anonim Sirketi ("Sistem") commenced its claim in Ontario in March 2011 to enforce an arbitral award in the amount of approximately $9 million; (ii) Stans Energy Corp. ("Stans") commenced its claim in Ontario in October 2014 to enforce its arbitral award for approximately $118 million; (iii) Belokon commenced a claim in Ontario in February 2015 to enforce the arbitral award for approximately $16.5 million; and (iv) Entes commenced its claim in October 2015 to enforce an arbitral award for approximately $22.7 million.

        In the Sistem case, on June 19, 2015 the Ontario Court of Appeal made a finding that the Kyrgyz Republic was not properly served in the previous proceedings and, accordingly, it allowed Kyrgyzaltyn's appeal and cancelled a previous court's decision which determined that the Kyrgyz Republic had an equitable interest in the shares of Centerra held by Kyrgyzaltyn. The Court of Appeal determined that a new hearing may be held following proper service of Sistem's Amended Notice of Application to the Kyrgyz Republic. Sistem sought leave to appeal the decision to the Supreme Court of Canada, which the Company understands was denied on February 11, 2016.

        On June 10, 2015, the Ontario Superior Court of Justice Divisional Court issued its decision on an appeal brought by Kyrgyzaltyn in the Stans case. The effect of this decision was to cancel a previously issued court order (injunction) which (among other things) restricted Kyrgyzaltyn's ability to deal with 47 million Centerra shares and prevented the payment of dividends on all Centerra shares held by Kyrgyzaltyn. The court made its decision based on, among other things, the existence of new evidence put forward by Kyrgyzaltyn, and in particular the Moscow State Court decision dated April 29, 2015 (and the short form reasons for that decision dated May 15, 2015) which determined that the Moscow Chamber of Commerce and Industry ("MCCI"), the arbitral body which granted the Stans' arbitral award for $118 million, did not have jurisdiction to make an award. The decision of the MCCI was subsequently confirmed by the Russian Supreme Court on January 11, 2016.

        In the Belokon proceedings, the original court order issued in February 2015 which restricted certain shares and the payment of dividends was amended on September 8, 2015. The amended order now restricts Kyrgyzaltyn's ability to transfer and to exercise its rights as a registered shareholder over 3,787,879 shares (formerly 6,500,240 shares), and limits the amount of dividends to be held in trust for the Belokon proceeding to Cdn$10 million. Accordingly, all amounts held in trust in excess of Cdn$10 million were released to Kyrgyzaltyn in September 2015.

        On October 15, 2015, Centerra received an Ontario court order in favour of Entes, which has an arbitral award against the Kyrgyz Republic for $22.7 million. The injunction (i) prohibits Kyrgyzaltyn from, among other things, selling or transferring 7,465,776 shares of Centerra held by it (over and above the 3,787,879 shares already restricted in the Belokon proceedings); and (ii) requires Centerra to pay any dividends declared on Centerra shares held by Kyrgyzaltyn into trust for the benefit of the Entes enforcement application. The order was continued on October 27, 2015 and remains in place until further order of the Court; it does not set a limit on the amount of dividends to be held in trust. The Company is currently holding $2.1 million in trust for the Entes proceeding and will continue to do so until further order of the court.

Critical Accounting Estimates

        The preparation of consolidated financial statements in accordance with IFRS requires management to make judgments, estimates and assumptions that affect the application of the Company's accounting policies, which are described in note 3 of the consolidated financial statements, the reported amounts of assets and liabilities and disclosure of commitments and contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The determination of estimates requires the exercise of judgment based on various assumptions and other factors such as historical experience, current and expected economic conditions. Actual results could differ from those estimates.

        Management's estimates and underlying assumptions are reviewed on an ongoing basis. Any changes or revisions to estimates and underlying assumptions are recognized in the period in which the estimates are revised and in any future periods affected. Changes to these critical accounting estimates could have a material impact on the consolidated financial statements.

        The key sources of estimation uncertainty and judgments used in the preparation of the consolidated financial statements that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities and earnings within the next financial year, are outlined in detail in note 4 of the December 31, 2015 financial statements.

Changes in Accounting Policies

Recently issued but not adopted accounting guidance are as follows:

        In May 2014, the IASB issued amendments to IFRS 11, Joint Arrangements ("IFRS 11"), to clarify that the acquirer of an interest in a joint operation in which the activity constitutes a business is required to apply all of the principles of business combinations accounting in IFRS 3, Business Combinations. Prospective application of this interpretation is effective for annual periods beginning on or after January 1, 2016, with earlier application permitted. The Company has assessed the impact of adopting these amendments and determined it will not have a material impact on the Company's consolidated financial statements upon adoption.

        In May 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers ("IFRS 15"). IFRS 15 establishes principles for reporting the nature, amount, timing, and uncertainty of revenue and cash flows arising from an entity's contract with customers. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. The Company is currently assessing the impact of adopting this standard on its consolidated financial statements.

        IFRS 9, Financial Instruments ("IFRS 9") was issued by the IASB in July 2014. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. IFRS 9 provides a revised model for recognition, measurement and impairment of financial instruments. IFRS 9 also includes a substantially reformed approach to hedge accounting. The Company has not adopted IFRS 9 in its financial statements for the current period, but will continue to monitor and evaluate the impact of any required changes to its consolidated financial statements based on the characteristics of its financial instruments at the date of adoption.

        In December 2014, the IASB issued amendments to IAS 1, Presentation of Financial Statements ("IAS 1"), to clarify materiality, order of notes to financial statements, disclosure of accounting policies as well as aggregation and disaggregation of items presented in the statement of financial position, statement of income and statement of comprehensive income. These amendments shall be applied to fiscal years beginning on or after January 1, 2016, with earlier application permitted. The Company will adopt the required amendments to IAS 1 in its consolidated financial statements for the year ended December 31, 2016.

        In January 2016, the IASB issued IFRS 16, Leases ("IFRS 16"). This standard is effective for annual periods beginning on or after January 1, 2019, and permits early adoption, provided IFRS 15, has been applied, or is applied at the same date as IFRS 16. IFRS 16 requires lessees to recognize assets and liabilities for most leases. The Company is in the process of determining the impact of IFRS 16 on its consolidated financial statements.

Disclosure Controls and Procedures and Internal Control Over Financial Reporting ("ICFR")

        As of December 31, 2015, Centerra adheres to COSO's revised 2013 Internal Control Framework for the design of its internal controls over financial reporting.

        The evaluation of disclosure controls and procedures and internal controls over financial reporting under COSO's 2013 Internal Control Framework was carried out under the supervision of and with the participation of management, including Centerra's CEO and CFO. Based on these evaluations, the CEO and the CFO concluded that the design and operation of these disclosure controls and procedures and internal control over financial reporting were effective throughout 2015.

2016 Outlook

2016 Gold Production

        Centerra's 2016 gold production is expected to be between 480,000 to 530,000 ounces. All of Centerra's 2016 production is expected to come from the Kumtor mine and is consistent with the 2016 production outlined in the life-of-mine plan set out in the Kumtor NI 43-101 technical report dated March 20, 2015, filed on SEDAR.

        The Boroo mine will continue with closure activities mainly focusing on reclamation work at the Boroo property. Any revenue from Boroo gold production from rinsing the heap leach pad will be offset against mine closure costs. The 2016 production forecast assumes no gold production from Boroo or Gatsuurt.

2016 All-in Unit CostsNG

        Centerra's 2016 all-in sustaining costs per ounce soldNG and all-in costs (excluding Öksüt and Greenstone growth projects) per ounce soldNG are forecast as follows:

	Kumtor	Consolidated
Ounces sold forecast	480,000 - 530,000	480,000 - 530,000
US $ / gold ounces sold
Operating Costs	400 - 442	400 - 442
Changes in inventories	(8) - (9)	(8) - (9)

Operating Costs (on a sales basis)	$392 - 433	$392 - 433

Regional office administration	29 - 32	29 - 32
Social Development costs	4 - 5	4 - 5
Refining costs and by-product credits	1	1

Sub-Total (Adjusted Operating Costs)(1)	$426 - 471	$426 - 471

Corporate general & administrative costs	—	56 - 62
Accretion expense	3	4
Capitalized stripping costs—cash	230 - 254	230 - 254
Capital expenditures (sustaining)(1)	158 - 174	161 - 177

All-in Sustaining Costs(1)	$817 - 902	$877 - 968

Capital expenditures (growth)(1)	49 - 54	49 - 54
Boroo closure costs(2)	—	14 - 16
Other costs(3)	—	25 - 28

All-in Costs (excluding growth projects)(1)	$866 - 956	$965 - 1,066

Revenue-based tax and income taxes(4)	157	157

All-in Costs (excluding growth projects and including taxes)(1)(4)	$1,023 - 1,113	$1,122 - 1,223

(1)
Adjusted operating costs per ounce sold, all-in sustaining costs per ounce sold, all-in costs (excluding growth projects) per ounce sold, all-in costs (excluding growth projects and including taxes) per ounce sold, as well as capital expenditures (sustaining and growth) are non-GAAP measures and are discussed under "Non-GAAP Measures".

(2)
Boroo costs include maintaining the Boroo mill on care and maintenance and ongoing closure costs net of gold sales.

(3)
Other costs per ounce sold include global exploration expenses, business development expenses and project development costs not related to current operations.

(4)
Includes revenue-based tax that reflects a forecast gold price assumption of $1,125 per ounce sold.

2016 Exploration Expenditures

        Planned exploration expenditures for 2016 total $11 million, which is $2.6 million higher than the 2015 exploration spending. The 2016 exploration plan includes $1.0 million for further exploration work on the Öksüt property, and $10 million to fund other ongoing projects (excluding Greenstone) and generative exploration programs. See also Greenstone Gold Property.

2016 Capital Expenditures

        Centerra's projected capital expenditures for 2016, excluding capitalized stripping, are estimated to be $269 million, including $85 million of sustaining capitalNG and $184 million of growth capitalNG.

        Projected capital expenditures (excluding capitalized stripping) include:

Projects	2016 Sustaining CapitalNG	2016 Growth CapitalNG
	(millions of dollars)	(millions of dollars)
Kumtor	$84	$26
Öksüt Project	—	$157
Greenstone Gold Property	—	1	*
Other (Boroo, Gatsuurt and Corporate)	1	—

Consolidated Total	$85	$184

*
Excludes $4.9 million representing capitalized amount for Premier's 50% share of the development expenditures related to the Greenstone Gold Property and funded by Centerra.

Kumtor

        At Kumtor, 2016 total capital expenditures, excluding capitalized stripping, are forecast to be $110 million. Spending on sustaining capitalNG of $84 million relates primarily to major overhauls and replacements of certain heavy duty mine equipment ($69 million), construction to raise the tailings dam ($6 million) and other items ($9 million).

        Growth capitalNG investment at Kumtor for 2016 is forecast at $26 million and includes the relocation of certain infrastructure at Kumtor relating to the ongoing Kumtor pit expansion ($17 million), dewatering projects ($6 million) and other items ($3 million).

        The cash component of capitalized stripping costs related to the development of the open pit is expected to be $122 million of the $162 million total capitalized stripping in 2016.

Mongolia (Boroo and Gatsuurt)

        At Boroo, 2016 sustaining capitalNG expenditures are expected to be minimal and no growth capitalNG is forecast for Boroo. In February 2016, the Mongolian Parliament passed a resolution approving the state ownership interest in the Gatsuurt Project. The Company expects to proceed with negotiating definitive agreements and carry out additional exploration drilling to expand the Gatsuurt resource base as well as geo-technical and hydrogeological drilling in support of the eventual project development.

Öksüt Project

        Subject to the timely receipt of permits, the Company expects to spend $157 million for capital construction at the Öksüt property in 2016. The total planned spending of $157 million includes mine construction costs of $134 million, capitalized project support and administration costs of $19 million, and other capitalized costs of $4 million.

Greenstone Gold Property

        Centerra's guidance for 2016 expenditures in connection with the Greenstone Gold Property is approximately $10.8 million (Cdn$14.5 million) and represents costs forecast to be spent on the completion of the feasibility study for the Hardrock Project. The Greenstone Partnership is expected to complete the feasibility study in the first half of 2016. At that time, Centerra will re-estimate costs for the balance of the year.

        The 2016 guidance includes work for technical studies, environmental and social impact assessment, project support ($7.6 million), exploration ($2.2 million) as well as some capital expenditures for the project ($1 million). The forecast spending for 2016 will be fully funded by Centerra with 50% of spending accounted for as pre-development project spending or exploration and expensed through Centerra's income statement. The remaining 50% of spending will be capitalized on Centerra's balance sheet and be accounted for as an acquisition cost of the Greenstone Gold Property ($4.9 million) in addition to $1 million to be spent on capital items.

2016 Corporate Administration and Community Investment

        Corporate and administration expense for 2016 is forecast to be $31 million, which includes $30 million for corporate and administration costs, and $1 million for business development activities.

        Total planned community investments for 2015 are forecast at $3 million. This budget includes donations and sustainable development projects in the various communities in which Centerra operates.

2016 Depreciation, Depletion and Amortization

        Consolidated depreciation, depletion and amortization expense included in costs of sales expense for 2016 is forecasted to be between $194 million and $208 million at Kumtor.

(In millions)	2016 DD&A Forecast	2015 DD&A Actual
	(Unaudited)
Kumtor
Mine equipment	$70	$66
Less DD&A capitalized to stripping costs(1)	(40)	(51)
Capital stripping costs amortized	185 - 205	109
Other mining assets	7	3
Mill assets	10	8
Administration assets and other	14	13
Inventory adjustment (non-cash depreciation)	(52) - (58)	69

Subtotal for Kumtor	$194 - 208	$217

Boroo
Mine and mill assets(2)	N/A	$1
Administration assets and other	N/A	2
Inventory adjustment (non-cash depreciation)	N/A	1
Subtotal for Boroo	N/A	$4

Subtotal for Other	—	—

Consolidated Total	$194 - 208	$221

(1)
Use of the Company's mining fleet for stripping activities results in a portion of the depreciation related to the mine fleet to be allocated to capitalized stripping costs. In 2015, $51 million of depreciation costs was allocated to capitalized stripping costs.

(2)
All 2016 DD&A expense at Boroo will be charged to the Boroo closure costs.

Kumtor

        At Kumtor, depreciation, depletion and amortization expense included in costs of sales expense for 2015 was $217 million which is $1 million above the guidance for 2015 of $204 million to $216 million disclosed in the 2015 Outlook section of the Company's 2014 MD&A filed on SEDAR on February 27, 2015 due to higher amortization of the capitalized stripping costs.

        The forecast for 2016 DD&A to be expensed as part of costs of sales is between $194 million and $208 million. The amortization of capitalized stripping costs is the largest component of depreciation expense in 2016 forecasted to be between $185 million to $205 million. Capitalized stripping costs include mining operating costs such as labour, diesel and maintenance costs, as well as the depreciation expense for the mine equipment used in the stripping campaign. The capitalized stripping costs are amortized over the ounces contained in the ore body exposed by the stripping campaign.

        The mine equipment assets are depreciated on a straight-line basis over their estimated useful lives. The total mine equipment depreciation for 2016 is forecasted at $70 million reflecting increased depreciation on replacement of mining equipment. The depreciation related to mine equipment engaged in a stripping campaign and capitalized as stripping costs is forecasted to be $40 million in 2016.

2016 Taxes

        Pursuant to the Restated Investment Agreement, Kumtor's operations are not subject to corporate income taxes. The agreement assesses tax at 13% on gross revenue (plus 1% for the Issyk-Kul Oblast Development Fund).

Sensitivities

        Centerra's revenues, earnings and cash flows for 2016 are sensitive to changes in certain key inputs or currencies. The Company has estimated the impact of any such changes on revenues, net earnings and cash from operations.

		Impact on ($ millions)
	Change	Costs	Revenues	Cash flow	Earnings before income tax
Gold Price	$50/oz	3.4 - 3.6	24.0 - 26.5	20.7 - 22.8	20.7 - 22.8
Diesel Fuel	10%	1.7	—	4.4	1.7
Kyrgyz som(1)	1 som	0.9	—	1.4	0.9
Canadian dollar(1)	10 cents	2.8	—	2.8	2.8

(1)
appreciation of currency against the U.S. dollar will result in higher costs and lower cash flow and earnings, depreciation of currency against the U.S. dollar results in decreased costs and increased cash flow and earnings

Material Assumptions and Risks

        Material assumptions or factors used to forecast production and costs for 2016 include the following:

  •
  a gold price of $1,125 per ounce,

  •
  exchange rates:

  •
  $1USD:$1.34 Cdn

  •
  $1USD:65.0 Kyrgyz som

  •
  $1USD:0.95 Euro

  •
  diesel fuel price assumption:

  •
  $0.55/litre at Kumtor

        The assumed diesel price of $0.55/litre at Kumtor assumes that no Russian export duty will be paid on the fuel exports from Russia to the Kyrgyz Republic. Diesel fuel is sourced from Russian suppliers and only loosely correlates with world oil prices. The diesel fuel price assumptions were made when the price of oil was approximately $50 per barrel.

        Other material assumptions were used in forecasting production and costs for 2016. These material assumptions include the following:

  •
  That any discussions between the Government of the Kyrgyz Republic and Centerra regarding the resolution of all outstanding matters affecting the Kumtor mine are satisfactory to Centerra, fair to all of Centerra's shareholders, and that any such resolution will receive all necessary legal and regulatory approvals under Kyrgyz law and/or Canadian law.

  •
  All mine plans and related permits and authorizations at Kumtor receive timely approval from all relevant governmental agencies.

  •
  The buttress constructed at the bottom of the Davidov glacier continues to function as planned.

  •
  The pit walls at Kumtor remain stable.

  •
  The resource block model at Kumtor reconciles as expected against production.

  •
  Any recurrence of political or civil unrest in the Kyrgyz Republic will not impact operations, including movement of people, supplies and gold shipments to and from the Kumtor mine and/or power to the mine site.

  •
  Any actions taken by the Kyrgyz Republic Parliament and Government do not have a material impact on operations or financial results. This includes any action being taken by the Parliament or Government to cancel the agreements governing the Kumtor Project Agreements (the "Kumtor Project"), or taking any actions which are not consistent with the rights of Centerra and KGC under the Kumtor Project Agreements.

  •
  The previously disclosed environmental claims received from the Kyrgyz regulatory authorities in the aggregate amount of approximately $476 million (at the then current exchange rates), the new Green Party claim and the claims of the Kyrgyz Republic's General Prosecutor's Office purporting to invalidate land use rights and/or seize land at Kumtor and to unwind the $200 million inter-company dividend declared and paid by KGC to Centerra in December 2013, and any further claims, whether environmental allegations or otherwise, are resolved without material impact on Centerra's operations or financial results.

  •
  The accession of the Kyrgyz Republic into the Eurasian Economic Union and/or any sanctions imposed on Russian entities do not have a negative effect on the costs or availability of inputs or equipment to the Kumtor Project.

  •
  The movement in the Central Valley Waste Dump at Kumtor, initially referred to in the Annual Information Form for the year ended December 31, 2013, does not accelerate and will be managed to ensure continued safe operations, without impact to gold production.

  •
  Grades and recoveries at Kumtor will remain consistent with the 2016 production plan to achieve the forecast gold production.

  •
  The Company is able to manage the risks associated with the increased height of the pit walls at Kumtor.

  •
  The dewatering program at Kumtor continues to produce the expected results and the water management system works as planned.

  •
  The Kumtor mill continues to operate as expected.

  •
  Exchange rates, prices of key consumables, costs of power, water usage fees, and any other cost assumptions at all operations and projects of the Company are not significantly higher than prices assumed in planning.

  •
  No unplanned delays in or interruption of scheduled production from our mines, including due to civil unrest, natural phenomena, regulatory or political disputes, equipment breakdown or other developmental and operational risks.

        The Company cannot give any assurances in this regard.

        Production, cost and capital forecasts for 2016 are forward-looking information and are based on key assumptions and subject to material risk factors that could cause actual results to differ materially and which are discussed herein under the headings "Material Assumptions & Risks" and "Cautionary Note Regarding Forward-Looking Information" and under the heading "Risk Factors" in this MD&A.

Non-GAAP Measures

        This MD&A contains the following non-GAAP financial measures: all-in sustaining costs, all-in costs, all-in costs (excluding growth projects), all-in costs including taxes and adjusted operating costs in dollars (millions) and per ounce sold, as well as cost of sales per ounce sold, capital expenditures (sustaining), capital expenditures (growth), growth projects and average realized gold price. These financial measures do not have any standardized meaning prescribed by GAAP and are therefore unlikely to be comparable to similar measures presented by other issuers, even as compared to other issuers who may also be applying the World Gold Council ("WGC") guidelines, which can be found at http://www.gold.org.

        Management believes that the use of these non-GAAP measures will assist analysts, investors and other stakeholders of the Company in understanding the costs associated with producing gold, understanding the economics of gold mining, assessing our operating performance, our ability to generate free cash flow from current operations and to generate free cash flow on an overall Company basis, and for planning and forecasting of future periods. However, the measures do have limitations as analytical tools as they may be influenced by the point in the life cycle of a specific mine and the level of additional exploration or expenditures a company has to make to fully develop its properties. Accordingly, these non-GAAP measures should not be considered in isolation, or as a substitute for, analysis of our results as reported under GAAP.

Definitions

        The following is a description of the non-GAAP measures used in this MD&A. The definitions are consistent with the WGC's Guidance Note on these non-GAAP measures:

  •
  Production costs represent operating costs associated with the mining, milling and site administration activities at the Company's operating sites, excluding costs unrelated to production such as mine standby and corporate social responsibility.

  •
  Operating costs (on a sales basis) include mine operating costs such as mining, processing, site support, royalties and operating taxes (except at Kumtor where revenue-based taxes are excluded), but exclude depreciation, depletion and amortization (DD&A), reclamation costs, financing costs, capital development and exploration.

  •
  Adjusted operating costs per ounce sold include operating costs (on a sales basis), regional office administration, mine standby costs, community and social development costs related to current operations, refining fees and by-product credits.

  •
  All-in sustaining costs per ounce sold include adjusted operating costs, the cash component of capitalized stripping costs, corporate general and administrative expenses, accretion expenses, and sustaining capital. The measure incorporates costs related to sustaining production.

  •
  All-in costs per ounce sold include all-in sustaining costs and additional costs for growth capital, global exploration expenses, business development costs, project development costs and social development costs not related to current operations.

  •
  All-in cost per ounce sold exclude the following:

  •
  Working capital (except for adjustments to inventory on a sales basis).

  •
  All financing charges (including capitalized interest).

  •
  Costs related to business combinations, asset acquisitions and asset disposals.

    •
    Other non-operating income and expenses, including interest income, bank charges, and foreign exchange gains and losses.

  •
  All-in costs per ounce sold (excluding growth projects) measure comprises all-in costs per ounce sold as described above and excluded the Company's growth projects.

  •
  All-in costs including taxes per ounce sold measure includes revenue-based taxes at Kumtor and income taxes at Boroo.

  •
  Capital expenditure (Sustaining) is a capital expenditure necessary to maintain existing levels of production. The sustaining capital expenditures maintain the existing mine fleet, mill and other facilities so that they function at levels consistent from year to year.

  •
  Capital expenditure (Growth) is capital expended to expand the business or operations by increasing productive capacity beyond current levels of performance.

  •
  Growth projects are defined as projects that are beyond the exploration stage but are pre-operational. For 2015, growth projects include Öksüt, Gatsuurt and the Greenstone Gold Property.

  •
  Cost of sales per ounce sold is calculated by dividing cost of sales by gold ounces sold.

  •
  Average realized gold price is calculated by dividing revenue derived from gold sales by the number of ounces sold.

        Adjusted Operating Cost, All-in Sustaining Costs and All-in Costs (including and excluding taxes) are non-GAAP measures and can be reconciled as follows:

(1)   By operation

Kumtor

	Year ended December 31,(1)		Three months ended December 31,(1)
(unaudited) ($ millions, unless otherwise specified)	2015	2014	2015	2014
Cost of sales, as reported	$367.9	$444.4	$112.1	$171.5
Less: Non-cash component	216.8	270.0	65.2	108.5

Cost of sales, cash component	$151.1	$174.4	$46.9	$63.0
Adjust for:
Regional office administration	15.7	20.1	3.9	6.0
Refining fees	3.3	3.3	1.0	1.7
By-product credits	(2.8)	(3.0)	(0.9)	(1.5)
Community costs related to current operations	2.2	5.1	0.7	1.2

Adjusted Operating Costs	$169.5	$199.9	$51.6	$70.4
Accretion expense	0.9	1.2	0.2	0.3
Capitalized stripping and ice unload	159.4	187.3	9.1	24.9
Capital expenditures (sustaining)	50.5	48.7	11.8	13.4

All-in Sustaining Costs	$380.3	$437.1	$72.7	$109.0
Capital expenditures (growth)	14.2	40.1	2.5	11.5
Exploration	—	(0.1)	—	—

All-in Costs	$394.5	$477.1	$75.2	$120.5
Revenue-based taxes and income taxes	84.6	97.2	20.2	48.5

All-in Costs (including taxes)	$479.1	$574.3	$95.4	$169.0

Ounces sold (000)	520.5	561	131.5	289
Adjusted Operating Costs per ounce sold	$326	$356	$392	$244
All-in Sustaining Costs per ounce sold	$731	$779	$553	$378
All-in Costs per ounce sold	$758	$851	$572	$418
All-in Costs (including taxes) per ounce sold	$921	$1,024	$725	$585

(1)
Result may not add due to rounding

Boroo

	Year ended December 31,(1)		Three months ended December 31,(1)
(unaudited) ($ millions, unless otherwise specified)	2015	2014	2015	2014
Cost of sales, as reported	$16.6	$58.1	$1.3	$11.9
Less: Non-cash component	4.3	12.7	(0.4)	2.1

Cost of sales, cash component	$12.3	$45.4	$1.7	$9.8
Adjust for:
Regional office administration	3.3	5.1	0.7	1.6
Standby costs	4.3	1.1	0.6	0.9
Refining fees	—	0.1	—	—
By-product credits	(0.1)	(0.2)	—	—
Community costs related to current operations	0.3	0.3	0.1	0.1

Adjusted Operating Costs	$20.1	$51.8	$3.1	$12.4
Accretion expense	0.6	0.5	0.2	0.1
Capital expenditures (sustaining)	0.1	0.3	—	—

All-in Sustaining Costs	$20.8	$52.6	$3.3	$12.5

All-in Costs	$20.8	$52.6	$3.3	$12.5
Income taxes	0.2	2.8	—	(0.5)

All-in Costs (including taxes)	$21.0	$55.4	$3.3	$12.0

Ounces sold (000)	16.3	54.1	3.5	11.5
Adjusted Operating Costs per ounce sold	$1,242	$959	$904	$1,072
All-in Sustaining Costs per ounce sold	$1,287	$973	$949	$1,083
All-in Costs per ounce sold	$1,287	$973	$949	$1,083
All-in Costs (including taxes) per ounce sold	$1,298	$1,025	$950	$1,043

(1)
Result may not add due to rounding

2)    Consolidated

Centerra

	Year ended December 31,(1)		Three months ended December 31,(1)
(unaudited) ($ millions, unless otherwise specified)	2015	2014	2015	2014
Cost of sales, as reported	$384.5	$502.5	$113.4	$183.5
Less: Non-cash component	221.1	282.6	64.8	110.6

Cost of sales, cash component	$163.4	$219.9	$48.6	$72.9
Adjust for:
Regional office administration	19.1	25.2	4.6	7.6
Standby costs	4.3	1.1	0.6	0.9
Refining fees	3.3	3.4	1.0	1.7
By-product credits	(2.8)	(3.2)	(0.9)	(1.5)
Community costs related to current operations	2.5	5.4	0.7	1.3

Adjusted Operating Costs	$189.8	$251.8	$54.6	$82.9
Corporate general administrative costs	35.3	34.4	7.5	10.4
Accretion expense	1.5	1.7	0.4	0.4
Capitalized stripping and ice unload	159.4	187.3	9.1	24.9
Capital expenditures (sustaining)	51.0	49.2	11.5	13.4

All-in Sustaining Costs	$437.0	$524.4	$83.1	$132.0
Capital expenditures (growth)	15.7	40.9	3.0	11.8
Exploration and business development	10.6	15.7	2.6	4.1
Other project costs not related to current operations	30.8	6.4	8.7	2.5

All-in Costs	$494.1	$587.4	$97.4	$150.4
Revenue-based taxes and income taxes	84.8	100.1	20.2	48.0

All-in Costs (including taxes)	$578.9	$687.5	$117.6	$198.4

Ounces sold (000)	536.8	615.2	135.1	300.4
Adjusted Operating Costs per ounce sold	$354	$409	$405	$276
All-in Sustaining Costs per ounce sold	$814	$852	$617	$439
All-in Costs per ounce sold	$921	$955	$722	$501
All-in Costs (including taxes) per ounce sold	$1,079	$1,119	$872	$661

(1)
Result may not add due to rounding

Sustaining capital, growth capital and capitalized stripping presented in the All-in measures can be reconciled as follows:

Year ended December 31,	Kumtor	Boroo	All other	Consolidated
($ millions) (Unaudited)
2015
Capitalized stripping—cash	159.4	—	—	159.4
Sustaining capital—cash	50.5	0.1	0.5	51.1
Growth capital—cash	14.2	—	1.5	15.7
Greenstone Gold Property pre-development capital cash	—	—	11.3	11.3
Öksüt project development capital—cash	—	—	6.1	6.1
Net decrease in accruals included in additions to PP&E	0.2	—	—	0.2

Total—Additions to PP&E	224.3	0.1	19.4	243.8	(1)

2014
Capitalized stripping—cash	187.3	—	—	187.3
Sustaining capital—cash	48.7	0.3	0.2	49.2
Growth capital—cash	40.1	—	0.8	40.9
Net increase in accruals included in additions to PP&E	(1.2)	—	—	(1.2)

Total—Additions to PP&E	274.9	0.3	1.0	276.2	(1)

Three months ended December 31,	Kumtor	Boroo	All other	Consolidated
($ millions) (Unaudited)
2015
Capitalized stripping—cash	9.1	—	—	9.1
Sustaining capital—cash	11.8	—	—	11.8
Growth capital—cash	2.5	—	0.5	3.0
Greenstone Gold Property pre-development capital cash	—	—	2.6	2.6
Öksüt project development capital—cash	—	—	3.9	3.9
Net decrease in accruals included in additions to PP&E	1.6	—	—	1.6

Total—Additions to PP&E	25.0	—	7.0	32.0	(1)

2014
Capitalized stripping—cash	24.9	—	—	24.9
Sustaining capital—cash	13.4	—	—	13.4
Growth capital—cash	11.5	—	0.2	11.7
Net decrease in accruals included in additions to PP&E	3.0	—	—	3.0

Total—Additions to PP&E	52.8	—	0.2	53.0	(1)

(1)
As reported in the Company's Consolidated Statement of Cash Flows as "Investing Activities—Additions to property, plant & equipment".

Qualified Person & QA/QC

        The scientific and technical information in this MD&A, including the production estimates were prepared in accordance with the standards of the Canadian Institute of Mining, Metallurgy and Petroleum and National Instrument 43-101—Standards of Disclosure for Mineral Projects and were prepared, reviewed, verified and compiled by Centerra's geological and mining staff under the supervision of Mr. Gordon Reid, Professional Engineer and Centerra's Vice-President and Chief Operating Officer, who is the qualified person for the purpose of NI 43-101. Sample preparation, analytical techniques, laboratories used and quality assurance-quality control protocols used during the exploration drilling programs are done consistent with industry standards and independent certified assay labs are used.

        The Kumtor deposit is described in Centerra's most recently filed Annual Information Form and a technical report dated March 20, 2015, which are both filed on SEDAR at www.sedar.com. The technical report is prepared in accordance with NI 43-101 and describes the exploration history, geology and style of gold mineralization at the Kumtor deposit. Sample preparation, analytical techniques, laboratories used and quality assurance-quality control protocols used during the drilling programs at the Kumtor site are described in the technical report.

        The Boroo deposit is described in Centerra's most recently filed Annual Information Form and a technical report dated December 17, 2009 prepared in accordance with NI 43-101, both of which are available on SEDAR at www.sedar.com. The technical report describes the exploration history, geology and style of gold mineralization at the Boroo deposit. Sample preparation, analytical techniques, laboratories used and quality assurance-quality control protocols used during the drilling programs at the Boroo site are the same as, or similar to, those described in the technical report.

        The Gatsuurt deposit is described in Centerra's most recently filed Annual Information Form and a technical report dated May 9, 2006 prepared in accordance with NI 43-101. The technical report has been filed on SEDAR at www.sedar.com. The technical report describes the exploration history, geology and style of gold mineralization at the Gatsuurt deposit. Sample preparation, analytical techniques, laboratories used and quality assurance-quality control protocols used during the drilling programs at the Gatsuurt Project are the same as, or similar to, those described in the technical report.

        The Öksüt deposit is described in a technical report dated September 3, 2015 prepared in accordance with NI 43-101. The technical report has been filed on SEDAR at www.sedar.com. The technical report describes the exploration history, geology and style of gold mineralization at the Öksüt deposit. Sample preparation, analytical techniques, laboratories used and quality assurance-quality control protocols used during the drilling programs at the Öksüt Project are the same as, or similar to, those described in the technical report.

        The Hardrock deposit is described in a technical report dated March 20, 2015 prepared in accordance with NI 43-101. The technical report has been filed on SEDAR at www.sedar.com. The technical report describes the exploration history, geology and style of gold mineralization at the Hardrock deposit. Sample preparation, analytical techniques, laboratories used and quality assurance-quality control protocols used during the drilling programs at the Hardrock Project are the same as, or similar to, those described in the technical report.

Risk Factors

        Below are the risk factors that Centerra believes can have a material effect on the profitability, future cash flow, earnings, results of operations, stated reserves and financial condition of the Company. If any event arising from these risks occurs, the Company's business, prospects, financial condition, results of operations or cash flows could be adversely affected, the trading price of Centerra's common shares could decline and all or part of any investment may be lost. Additional risks and uncertainties not currently known to the Company, or that are currently deemed immaterial, may also materially and adversely affect the Company's business operations, prospects, financial condition, results of operations, or cash flows.

        You should note that the following is not, however, a complete list of the potential risks we face. Additional risks and uncertainties not currently known to us, or that are currently deemed immaterial, may also materially and adversely affect our business operations, prospects, financial condition, results of operations, or cash flows.

STRATEGIC

Country, Political & Regulatory

Centerra's principal operations and mineral resources are located in the Kyrgyz Republic, Mongolia and Turkey and are subject to country risk

        Mining operations and gold exploration activities are affected in varying degrees by political stability and government regulations relating to foreign investment, social unrest, corporate activity, and the mining business in the countries in which we operate, explore and develop properties. Operations may also be affected in varying degrees by terrorism, military conflict or repression, crime, extreme fluctuations in currency rates and high inflation. The relevant governments have entered into contracts with us or granted permits, licenses or concessions that enable us to conduct operations or exploration and development activities. Notwithstanding these arrangements, our ability to conduct operations or exploration and development activities is subject to obtaining and/or renewing permits or concessions, changes in laws or government regulations or shifts in political attitudes beyond our control. As disclosed elsewhere in this document, the Company has experienced, and continues to experience disputes with Kyrgyz regulatory authorities regarding land use rights, annual mine plan approvals and environmental permits.

        All current gold production and our principal mineral reserves and resources are derived from assets located in the Kyrgyz Republic, Mongolia, and Turkey, countries that have experienced political difficulties in recent years including, in the case of the Kyrgyz Republic, civil unrest in April 2010 that resulted in the ouster of the incumbent President, in Mongolia, the resignation of the Prime Minister and Government in 2014 and a history of fractious governing coalitions comprised of many political parties. There continues to be a risk of future political instability in these jurisdictions.

        We do not currently carry political risk insurance covering our investments in any of the countries where the Company operates. From time to time, we assess the costs and benefits of obtaining and maintaining such insurance. There can be no assurance that, if we chose to obtain it, political risk insurance would be available to us, or that particular losses we may suffer with respect to our foreign investments will be covered by any insurance that we may obtain in the future. Any such losses could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Resource nationalism could adversely impact Centerra's business

        Companies in the mining and metals sector continue to be targeted to raise government revenue, particularly as governments struggle with deficits and concerns over the effects of depressed economies. Governments are continually assessing the fiscal terms of the economic rent for mining companies to exploit resources in their countries. Numerous countries, including the Kyrgyz Republic and Mongolia, have in the past introduced changes to their respective mining regimes that reflect increased government control or participation in the mining sector, including, but not limited to, changes of laws or governmental regulations affecting foreign ownership, mandatory government participation, taxation and royalties, labour mine safety, exchange rates, exchange controls, permitting and licensing of exploration, development and production, land use restrictions, annual fees to maintain mineral properties in good standing, price controls, export controls, export and import duties, restrictions on repatriation of income or return of capital, environmental protection, as well as requirements for employment of local staff or contractors, and contributions to infrastructure and social support systems. Our operations may be affected in varying degrees by such laws and government regulations.

        There can be no assurance that industries deemed of national or strategic importance like mineral production will not be nationalized. Government policy may change to discourage foreign investment; renationalization of mining industries may occur; or other government limitations, restrictions or requirements not currently foreseen may be implemented. There can be no assurance that our assets will not be subject to nationalization, expropriation or confiscation, whether legitimate or not, by any authority or body. While there are often provisions for compensation and reimbursement of losses to investors under such circumstances, there is no assurance that such provisions would effectively restore the value of our original investment or that such restoration would occur within a reasonable timeframe. There also can be no assurance that the laws in these countries protecting foreign investments will not be amended or abolished or that these existing laws will be enforced or interpreted to provide adequate protection against any or all of the risks described above. Furthermore, there can be no assurance that the agreements we have with the governments of these countries will prove to be enforceable or provide adequate protection against any or all of the risks described above.

        As discussed in our public disclosure, the Kumtor Project has in recent years been threatened with proposed Parliamentary decrees which would have the effect of nationalization, including decrees which instructed the Kyrgyz Republic Government to take certain actions with respect to the Kumtor Project, including, unilaterally terminating the project agreements governing the Kumtor project (the "Kumtor Project Agreements"), invalidating the legislation which provides for the tax regime set out in the Kumtor Project Agreements, confiscating land plots granting surface rights in relation to the Kumtor Project and authorizing measures to have Kumtor Operating Company pay fines and other charges for purported violations of environmental, mining and geological and subsoil legislation. Many of these matters are still being argued before the Kyrgyz Republic courts on procedural matters and the Company continues to challenge the actions of the Government whilst reserving its rights to international arbitration which is expressly provided in the Kumtor Project Agreements.

Changes in, or more aggressive enforcement of, laws, regulations and government practices could adversely impact Centerra's business

        Mining operations and exploration activities are subject to extensive laws and regulations, both in the countries where mining operations and exploration and development activities are conducted and in the mining company's home jurisdiction. These relate to production, development, exploration, exports, imports, taxes and royalties, labour standards, suppliers and contractors, occupational health, waste disposal, protection and remediation of the environment, mine decommissioning and reclamation, mine safety, toxic substances, transportation safety and emergency response, social responsibilities and sustainability, and other matters.

        Compliance with these laws and regulations increases the costs of exploring, drilling, developing, constructing, operating and closing mines and other facilities. It is possible that the costs, delays, access to land, water, and power, and other effects associated with these laws and regulations may impact our decision as to whether to continue to operate existing mines, ore processing and other facilities or whether to proceed with exploration or development of properties. Since legal requirements change frequently, are subject to interpretation and may be enforced to varying degrees in practice, we are unable to predict the ultimate cost of compliance with these requirements or their effect on operations.

        If the laws and regulations relating to our operations were to change, or the enforcement of such laws and regulations were to become more rigorous, we could be required to incur significant capital and operating expenditures to comply, which could have a material adverse effect on our financial position and our ability to achieve operating and development targets. Changes to laws and regulations may also impact the value of our reserves.

Community activism may influence laws and regulations, result in increased contributory demands, or in business interruption

        Slow economic development in the countries in which the Company operates has resulted in an increase in community activism and expectations by local governments for resource companies to increase their contributions to local communities. Such activism and expectations have been intensified as a result of the commodity price boom during the 2008 to 2012 period which also increased the perception that resource companies have been taking an unfairly rich benefit from the countries' natural resources, while causing significant environmental damage. For example, Kumtor has experienced a number of roadblocks in the past resulting from the discontent of various community groups. Similarly, in Mongolia, community groups and NGOs have vigorously campaigned against foreign mining companies. The Mongolian Forest and Water Law, for example, was a response to heightened civil concern about the environmental impact of mining enterprises. Heightened global concern for the environment and water in particular, as a result of both climate change impacts as well as following certain significant industrial accidents, has led to increased scrutiny of mining operations and a review of legislation aimed at environmental protection. There can be no assurance that the Company's operations will not be disrupted by civil action or be subject to restrictions or imposed demands that will impact future cash flows, earnings, results of operation, financial condition, and reputation.

The Kyrgyz Government and Parliament may take actions in connection with the State Commission Report and the Parliament Decree adopted on February 21, 2013

        A State Commission was formed by the Kyrgyz Government in July 2012 for the purpose of reviewing the report of a Parliamentary Commission on Kumtor which was issued in June 2012 and which made a number of assertions regarding the operation of the Kumtor Project, including non-compliance with Kyrgyz environmental and other laws. The State Commission was also given the responsibility of inspecting and reviewing Kumtor's compliance with Kyrgyz operational and environmental laws and community standards.

        The State Commission issued its own report in late December 2012 (the State Commission Report). The State Commission Report included numerous allegations in regards to prior transactions relating to the Kumtor project and its management. Reference is made to the Company's annual information form for the year ended December 31, 2012 which provides a detailed description of the State Commission Report findings.

        As recommended by the State Commission Report, the Kyrgyz Government formed a working group in 2013 to, among other things, open negotiations with Centerra and Kumtor on the Kumtor Project. Following many months of negotiations with the Kyrgyz Government, a non-binding heads of agreement was entered into on December 24, 2013 and revised and re-executed on January 18, 2014. While Centerra, Kumtor and the Government of the Kyrgyz Republic and Kyrgyzaltyn were negotiating, the Government and Parliament continued to issue various decrees and take other actions recommended by the State Commission Report, including purporting to revoke Kumtor's land use rights and commencing claims against Kumtor for significant alleged environmental damages and fines, all of which are currently being argued in the Kyrgyz court system on procedural matters. As disclosed elsewhere in this document, the Government of the Kyrgyz Republic announced in December 2015 that it was withdrawing from the heads of agreement. However, the Prime Minister also stated that "the government of the Kyrgyz Republic is still deeply interested in ensuring uninterrupted operations of the Kumtor mine and achieving mutual agreements which would allow further efficient implementation of the Kumtor Project in accordance with the best world practices, standards and requirements of the mining industry transparency initiative". Despite this, the court actions commenced by Kyrgyz regulatory authorities are still in process, and there are no assurances that the Government may not attempt to implement other recommendations found in the State Commission Report.

        While we believe that the findings of the Parliamentary Commission Report and the State Commission Report are without merit and that the Kumtor Project Agreements between us and the Kyrgyz Republic are legal, valid and enforceable obligations, there can be no assurance that we will be able to successfully resolve any or all of these matters currently affecting the Kumtor Project. There can also be no assurances that the Kyrgyz Republic Government and/or Parliament will not take further actions that are inconsistent with the Kyrgyz Republic's obligations under the Kumtor Project Agreements or cancel government decrees, orders or licenses under which Kumtor currently operates. Any such actions could have a material adverse impact on our future cash flows, earnings, results of operations and financial condition.

The purported cancellation of Kumtor's land use rights could adversely impact the Kumtor operations

        On July 5, 2012 the Kyrgyz Government purported to cancel Government Decree #168, which provided Kumtor with land use rights over the surface of the Kumtor concession area for the duration of the Restated Concession Agreement. A related land use certificate issued by the local land office was also cancelled. This action was contemplated in Government Resolution 2117-V, which was adopted in late June 2012 after the Kyrgyz Republic Parliament received the Parliamentary Commission report.

        In the third quarter of 2012, we requested the issuance of a new land use certificate pursuant to the Restated Investment Agreement dated June 6, 2009 between us and the Kyrgyz Republic. Under the Restated Investment Agreement, the Kumtor Project is guaranteed all necessary access to the Kumtor concession area, including all surface lands as is necessary or desirable for the operation of the Kumtor Project. The Restated Investment Agreement also provides that the Kyrgyz Government shall use its best efforts to reserve or cancel any action that conflicts with our rights under that agreement.

        Further, in November 2013, the Company received a claim from the Kyrgyz Republic General Prosecutor's Office requesting the Inter-District Court of the Issyk-Kul Province to invalidate the Company's land use certificate and seize certain lands within the Kumtor concession area. As of the date of this disclosure, this matter remains before the Kyrgyz courts.

        Although we believe, based on advice from Kyrgyz legal counsel, that the purported cancellation of Kumtor's land rights, invalidation of its land use certificate and seizure of lands are in violation of the Kyrgyz Republic Land Code and the Restated Investment Agreement, there can be no assurance that cancellation of Kumtor's land rights will not be upheld and enforced by the Kyrgyz Government. If Kumtor's land rights are cancelled, it could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

The expected royalty payment for the Gatsuurt Project may increase significantly beyond the control of the Company.

        The royalty structure on mineral projects in Mongolia has fluctuated in recent years. In November 2010, the Mongolian Parliament passed amendments to the Minerals Law of Mongolia that modified the existing royalty structure on mineral projects. Pursuant to the amended royalty structure, the royalty rate is no longer a fixed percentage but is graduated and dependent upon the commodity price in U.S. dollars. In the case of gold, there is a basic 5% royalty fee that applies while gold is less than $900 per ounce. For any increase of $100 to the price of gold, there is a corresponding 1% increase to the royalty fee. Accordingly, at $900 per ounce, the royalty fee increases to 6%, at $1,000 per ounce, the royalty increases to 7%, at $1,100 per ounce, the royalty increases to 8%, and at $1,200, the royalty increases to 9%. The highest royalty fee rate is 10% when the price of gold is $1,300 per ounce and above. The graduated royalty became effective as of January 1, 2011 for all mining projects in Mongolia.

        In January 2014 the Mongolian Parliament further amended the royalty regime (on a temporary basis) to provide for a two-tiered royalty structure, to be effective until January 1, 2019. For producers selling gold to the Bank of Mongolia, Mongolia's central bank ("BoM"), or other commercial banks authorized by the BoM, the basic royalty fee is reduced to 2.5% and the incremental royalty rate is annulled. The Company started selling gold produced at the Boroo Project in 2014 to the BoM. Gold production has now ceased for Boroo. Going forward, there are no assurances that the BoM will purchase gold produced from the Gatsuurt project. If the BoM does not wish to purchase such gold, and in any event, from January 1, 2019 onwards, the Company would be subject to the regular graduated royalty scheme which would increase the royalty from 2.5% to a rate between 5-10% depending on the price of gold. Such increase could have a significant material adverse effect on Centerra's future cash flows, earnings, results of operations, stated mineral reserves and financial conditions.

If the environmental laws and regulations relating to the Company's operations were to change, or the enforcement of such laws and regulations were to become more rigorous, the Company could be required to incur significant capital and operating expenditures

        We are subject to environmental regulation in connection with our exploration, development and operation activities in each of the jurisdictions in which we operate. The financial and operational effects of our environmental protection requirements relate primarily to our operations in the Kyrgyz Republic, where we operate the Kumtor Project; in Mongolia, where we operated the Boroo Project (currently under care and maintenance with planned reclamation activities occurring), and have a 100% interest in the Gatsuurt, ATO and Ulaan Bulag exploration and development properties; in Turkey, where we have 100% interest in the Öksüt exploration and development property; and in Canada where we have a 50% interest in the Greenstone Gold Property. Local regulatory regimes in these jurisdictions may be influenced by increased local community concern in respect of the environmental footprint of mining operations as well as concerns over the management of water resources, and the mine closure plans.

        If the environmental laws and regulations relating to our operations were to change, or the enforcement of such laws and regulations were to become more rigorous, we could be required to incur significant capital and operating expenditures to comply, which could have a material adverse effect on our future cash flows, earnings, results of operations and financial condition, our ability to develop projects further, and increase our reserves and resources.

Centerra may not be able to successfully negotiate a deposit development agreement, community development agreement, and/or an investment agreement for Gatsuurt

        There can be no assurance that we will be able to successfully negotiate with the Government of Mongolia a mutually acceptable deposit development agreement, community development agreement, and/or an investment agreement, in all cases for the development and operation of the Gatsuurt Project. The Company is in discussions with the Government of Mongolia regarding these potential agreements. Furthermore, even if these agreements are successfully concluded with the Government of Mongolia for the Gatsuurt Project, there are no assurances that the Government will not later seek to re-negotiate its terms and conditions.

The Companies planned activities are dependent upon receipt of permits and licenses

        A number of approvals, licenses and permits are required for various aspects of exploration, mine development, and operations. The Company is uncertain if all necessary permits will be maintained or obtained on acceptable terms or in a timely manner. Future changes in applicable laws and regulations or changes in their enforcement or regulatory interpretation could negatively impact current or planned exploration, development and/or mining activities. Any failure to comply with applicable laws and regulations or failure to obtain or maintain permits, even if inadvertent, could result in the interruption of production, exploration or development, or material fines, penalties or other liabilities. It remains uncertain if the Company's existing permits may be affected in the future or if the Company will have difficulties in obtaining all necessary permits that it requires for its proposed or existing mining activities.

        Mining operations at Kumtor are subject to various permits and licenses, some of which are obtained on an annual basis or for a fixed term. As noted elsewhere in this document, we have experienced delays in obtaining necessary permits and approvals for the Kumtor annual mine plans and certain environmental permits, including the maximum allowable discharge permit, the permit for waste and the Ecological Passport. We continue to work closely with Kyrgyz regulatory agencies in order to resolve all matters, and to ensure that we receive the permits and licenses within the time frame provided under Kyrgyz laws.

        Mine development activities at Gatsuurt and Öksüt are subject to Centerra obtaining from the Government of Mongolia and the Government of Turkey (respectively) the necessary permits and commissions. There are no assurances that such Governments will grant the required permits and commissions to us in a timely manner or at all, and on terms acceptable to us.

        The Company has in place plans to obtain all necessary permits and licenses for all of its operations and projects. The Company is confident in its ability to make such applications but there are no guarantees that the relevant Government regulatory authorities will respond in a timely manner. The Company's inability to obtain such permits and licenses in order to continue operations at the Kumtor project and to develop and operate the Gatsuurt Project and/or the Öksüt project could have an adverse effect on future cash flows, earnings, results of operations and financial condition.

Legal and Other

Current and future litigation may impact the revenue and profits of the Company

        We may be subject to claims based on allegations of negligence, breach of statutory duty, public nuisance or private nuisance or otherwise in connection with our operations or investigations relating thereto. While we are presently unable to quantify our potential liability under any of the above categories of damage, such liability may be material to us and may materially adversely affect our ability to continue operations.

Centerra's properties may be subject to defects in title

        We have investigated our rights to explore and exploit all of our material properties, and, except as described below, to the best of its knowledge, those rights are in good standing. However, no assurance can be given that such rights will not be revoked or significantly altered to our detriment. There can also be no assurance that our rights will not be challenged or impugned by third parties, including local governments.

        On July 5, 2012, the Kyrgyz Government cancelled Government Decree #168, which provided Kumtor with land use (surface) rights over the Kumtor Concession Area for the duration of the Restated Concession Agreement. At the same time, the related land use certificate issued by the local land office was also cancelled. In addition, in November 2013, the Company received a claim from the Kyrgyz Republic General Prosecutor's Office requesting the Inter-District Court of the Issyk-Kul Province to invalidate the Company's land use certificate and seize certain lands within the Kumtor concession area. Based on advice from Kyrgyz legal counsel, we believe that the purported cancellation of our land use rights, invalidation of the land use certificate and seizure of lands are in violation of the Kyrgyz Republic Land Code, because the Land Code provides that land rights can only be terminated by court decision and on the listed grounds set out in the Land Code. To the extent that the land use rights are considered invalid (which we do not accept), we would seek to enforce our rights under the Restated Investment Agreement to obtain the reissuance of its land use rights, which are guaranteed pursuant to the Restated Investment Agreement.

        On December 6, 2006, Gatsuurt LLC commenced arbitration before the Mongolian National Arbitration Court (MNAC) alleging non-compliance by our subsidiary, CGM, with its obligation to complete a feasibility study on the Gatsuurt property by December 31, 2005 and seeking the return of the license. We believed that Gatsuurt LLC's position was without merit. CGM challenged the MNAC's jurisdiction and the independence and impartiality of the Gatsuurt LLC nominee to the arbitration panel. We later reached an agreement with Gatsuurt LLC to terminate arbitration proceedings. Further to that agreement CGM paid $1.5 million to Gatsuurt LLC. On signing of a definitive agreement, but subject to CGM having entered into an investment agreement with the Government of Mongolia in respect of the development of the Gatsuurt project, CGM will make a further non-refundable payment to Gatsuurt LLC in the amount of $1.5 million. Final settlement with Gatsuurt LLC is subject to the negotiation and signing of a definitive settlement agreement.

        Although we are not currently aware of any existing title uncertainties with respect to any of our properties except as discussed in the preceding paragraphs, there is no assurance that such uncertainties will not result in future losses or additional expenditures, which could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra may be unable to enforce its legal rights in certain circumstances

        In the event of a dispute arising at our foreign operations, we may be subject to the exclusive jurisdiction of foreign courts or may not be successful in subjecting foreign persons to the jurisdiction of courts in Canada. We may also be hindered or prevented from enforcing our rights with respect to a governmental entity or instrumentality because of the doctrine of sovereign immunity.

        The dispute resolution provisions of: (i) the Restated Investment Agreement for the Kumtor Project and (ii) the Boroo Stability Agreement (now expired) stipulate that any dispute between the parties thereto is to be submitted to international arbitration. However, there can be no assurance that a particular governmental entity or instrumentality will either comply with the provisions of these or any other agreements or voluntarily submit to arbitration. Our inability to enforce our rights could have an adverse effect on its future cash flows, earnings, results of operations and financial condition.

Centerra's largest shareholder is a state-owned entity of the Kyrgyz Government

        Our largest shareholder is Kyrgyzaltyn, which is a state-owned entity. Kyrgyzaltyn owns approximately 32% of the common shares of Centerra. Pursuant to the terms of the Restated Investment Agreement, Kyrgyzaltyn has two nominees on our board of directors. There can be no assurance that the Kyrgyz Government, through its ownership and control of Kyrgyzaltyn, will not use its influence to materially change the direction of the Company. This concentration of ownership may have the effect of delaying or preventing a change in control of Centerra, which may deprive our shareholders of a control premium that might otherwise be offered in connection with such a change of control. We are aware that Kyrgyzaltyn has in the past received inquiries regarding the potential acquisition of some or all of its common shares in the Company and the sale by Kyrgyzaltyn of its shareholdings to a third party could result in a new purchasing shareholder obtaining a considerable interest in the Company. Should Kyrgyzaltyn sell some or all of its interest in Centerra, there can be no assurance that an offer would be made to the other shareholders of Centerra or that the interests of such a shareholder would be consistent with the plans of the Company or that such a sale would not decrease the value of the common shares.

Artisanal mining is occurring and may continue to occur on the Gatsuurt property

        Artisanal mining is widespread in Mongolia and a significant number of artisanal miners have entered into the Gatsuurt property. We are unable to continuously monitor the full extent of the artisanal miners on the Gatsuurt property however we understand that the numbers have reached up to 200-300 artisanal miners at a single time. In addition to potential health and safety concerns for our employee and of the artisanal miners, the presence of artisanal miners could also lead to project delays and disputes regarding the development or operation of commercial gold deposits, including disputes with Mongolian governmental authorities regarding reporting of reserves and mine production. The illegal activities of these miners could also cause environmental damage (including environmental damage from the use of mercury by these miners) or other damage to our property, equipment, personal injury or death, or conflict with local communities. The Company has advised appropriate Mongolian federal and aimag (local) governments, relevant state bodies and police of the issues relating to the activities of artisanal miners and have requested their assistance to clear the Gatsuurt site. We do not support any violence or excessive use of force in encounters between Mongolian authorities and artisanal miners and have made this explicitly clear to Mongolian authorities. We will continue to work with relevant authorities in Mongolia, but to the extent that there are adverse consequences from the presence of these artisanal miners, we could potentially be held responsible and this could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra's directors may have conflicts of interest

        Certain of our directors also serve as directors and/or officers of other companies involved in natural resource exploration, development and production and consequently there exists the possibility for such directors to be in a position of conflict.

Centerra is subject to Anti-Corruption Legislation

        Centerra is subject to Canada's Corruption of Foreign Public Officials Act (the "Anti-Corruption Legislation"), which prohibits Centerra or any officer, director, employee or agent of Centerra or any shareholder of Centerra acting on its behalf from paying, offering to pay, or authorizing the payment of anything of value to any foreign government official, government staff member, political party, or political candidate in an attempt to obtain or retain business or to otherwise influence a person working in an official capacity. The Anti-Corruption Legislation also requires public companies to make and keep books and records that accurately and fairly reflect their transactions and to devise and maintain an adequate system of internal accounting controls. Centerra's international activities create the risk of unauthorized payments or offers of payments by Centerra's employees, consultants or agents, even though they may not always be subject to Centerra's control. Centerra discourages these practices by its employees and agents. However, Centerra's existing safeguards and any future improvements may prove to be less than effective, and Centerra's employees, consultants and agents may engage in conduct for which Centerra might be held responsible. Any failure by us to adopt appropriate compliance procedures and ensure that Centerra's employees and agents comply with the Anti-Corruption Legislation and applicable laws and regulations in foreign jurisdictions could result in substantial penalties or restrictions on Centerra's ability to conduct business in certain foreign jurisdictions, which may have a material adverse impact on Centerra and its share price.

Concentration of Assets

        While the Company has undergone asset diversification in the past several years with its Öksüt Property in Turkey and its 50% interest in the Greenstone Gold Property in Canada, its sole producing asset and one of its key development projects (Gatsuurt) are located in emerging countries of Central Asia. This represents a concentration risk for the Company. Further, certain countries in the region that neighbour the Company's countries of interest have experienced rising geopolitical risk, and there can be no assurance that such geopolitical risk will not ultimately impact the countries in which we operate, explore and develop projects.

Strategy and Planning

Centerra's future exploration and development activities may not be successful

        Exploration for and development of gold properties involve significant financial risks and may be subject to political risks that even a combination of careful evaluation, experience and knowledge may not eliminate. While the discovery of an orebody may result in substantial rewards, few properties that are explored are ultimately developed into producing mines. Major expenses may be required to establish mineral reserves by drilling, constructing mining and processing facilities at a site, connecting to a reliable infrastructure, developing metallurgical processes and extracting gold from ore. We cannot ensure that our current exploration and development programs will result in profitable commercial mining operations or replacement of current production at existing mining operations with new mineral reserves. Also, substantial expenses may be incurred on exploration projects that are subsequently abandoned due to poor exploration results or the inability to define mineral reserves that can be mined economically.

        Our ability to sustain or increase present levels of gold production is dependent on the successful acquisition or discovery and development of new orebodies and/or expansion of existing mining operations. The economic feasibility of development projects is based upon many factors, including the accuracy of mineral reserve estimates; metallurgical recoveries; capital and operating costs; government regulations relating to prices, taxes, royalties, land tenure, land use, water consumption, importing and exporting, environmental protection; and gold prices, which are highly volatile. Development projects are also subject to the successful completion of socio-environmental impact assessments, feasibility studies, issuance of necessary governmental permits and availability of adequate financing.

        Development projects have no operating history upon which to base estimates of future cash flow. Estimates of proven and probable mineral reserves and cash operating costs are, to a large extent, based upon detailed geological and engineering analysis. We also conduct feasibility studies that derive estimates of capital and operating costs based upon many factors, including access to required infrastructure, power and water, anticipated tonnage and grades of ore to be mined and processed; the configuration of the orebody; ground and mining conditions; expected recovery rates of the gold from the ore; and anticipated environmental and regulatory compliance costs.

        It is possible that actual costs and economic returns of current and new mining operations may differ materially from our best estimates. It is not unusual for new mining operations to experience unexpected problems during the start-up phase and to require more capital than anticipated. These uncertainties could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra's mineral reserves may not be replaced

        The Kumtor Project is currently our only source of gold production. Based on the current life-of-mine plan, Kumtor will be depleted by 2023, with milling operations concluding in 2026.

        If our existing mineral reserves (including mineral reserves at the Gatsuurt deposit in Mongolia and the Öksüt Project in Turkey) are not replaced either by the development or discovery of additional reserves and/or extension of the life-of-mine at Kumtor or through the acquisition or development of an additional producing mine, this could have an adverse impact on our future cash flows, earnings, results of operations and financial condition, including as a result of requirements to expend funds for reclamation and decommissioning. Although we are actively engaged in programs to increase mineral reserves, there can be no assurance that these programs will be successful.

Centerra may experience difficulties with its partners

        Centerra is in a 50/50 partnership for the Greenstone Gold Mines property, located in Ontario, Canada, which includes the Hardrock deposit. The partnership is currently engaged in project development activities regarding the Hardrock deposit. We also have a number of partners for exploration properties located world-wide, and may enter into additional exploration agreements in the future. We are subject to the risks normally associated with any partnership arrangements. These risks include disagreement with a partner on how to explore, develop, operate and finance a project and possible litigation between us and a partner regarding matters in the agreement. This may be particularly the case when we are not the operator on the property. These matters may have an adverse effect on our ability to pursue the projects subject to the partner, which could affect its future cash flows, earnings, results of operations and financial condition.

Centerra's mineral reserve and resource estimates may be imprecise

        Mineral reserve and resource figures are estimates and no assurances can be given that the indicated levels of gold will be produced or economically extracted, or that we will receive the price assumed in determining our mineral reserves. These estimates are expressions of judgment based on knowledge, mining experience, analysis of drilling results and industry practices. Valid estimates and the assumptions such estimates rely on made at a given time may significantly change when new information becomes available or conditions change. While we believe that the mineral reserve and resource estimates included are well established and reflect management's best estimates, by their nature mineral reserve and resource estimates are imprecise and depend, to a certain extent, upon analysis of drilling results and statistical inferences that may ultimately prove unreliable.

        Furthermore, fluctuations in the market price of gold, as well as increased capital or production costs or reduced recovery rates may render mineral reserves uneconomic and may ultimately result in a reduction of reserves. The extent to which mineral resources may ultimately be reclassified as proven or probable mineral reserves is dependent upon the demonstration of their profitable recovery. The evaluation of mineral reserves or resources is always influenced by economic and technical factors, which may change over time.

        No assurances can be given that any mineral resource estimate will ultimately be reclassified as proven or probable mineral reserves.

        If our mineral reserve or resource figures are inaccurate or are reduced in the future, this could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra's production and cost estimates may be inaccurate

        We prepare estimates of future production and future production costs for particular operations. No assurance can be given that production and cost estimates will be achieved. These production and cost estimates are based on, among other things, the following factors: the accuracy of mineral reserve estimates; the accuracy of assumptions regarding ground conditions and physical characteristics of ores, such as hardness and presence or absence of particular metallurgical characteristics; metallurgical recoveries of metals from ore equipment and mechanical availability; labour availability; access to the mine, facilities and infrastructure; sufficient materials and supplies on hand; and the accuracy of estimated rates and costs of mining and processing, including environmental management costs, the cost of human and physical resources required to carry out our activities, as well as the stability of the local taxation / royalty regime. Failure to achieve production or cost estimates, or increases in costs, could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

        Our estimates on production and costs are, where applicable, based on historical costs and productivity experience. Despite this, actual production and costs may vary from estimates for a variety of reasons, including actual ore mined varying from estimates of grade, tonnage, dilution and metallurgical and other characteristics; short-term operating factors relating to the ore reserves, such as the need for sequential development of orebodies and the processing of new or different ore grades; risks and hazards associated with mining; natural phenomena, such as inclement weather conditions, floods, earthquakes, ice or ground movements, pit wall failures and cave-ins; equipment failures; unexpected labour shortages or strikes, and civil action; and insufficient modelling robustness. Costs of production may also be affected by a variety of factors, including: changing waste-to-ore ratios, ore grade metallurgy, labour costs, costs of supplies and services (such as, for example, fuel and power), general inflationary pressures and currency exchange rates. Failure to achieve production estimates or production cost estimates could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Natural Phenomena

Centerra may experience further ground movements at the Kumtor Project

        From time to time, Kumtor has experienced ground movement in various parts of the Central pit, which has, in some cases, led to an employee casualty, considerable short falls in the annual gold production, changes in mining sequences, increased expenditure on depressurization and dewatering programs, the movement of existing infrastructure and/or the redesign and construction of new infrastructure, reduced slope angles of the Central Pit, and changes in waste rock dump designs.

        Although extensive efforts are employed by Centerra to prevent and anticipate further ground movement, there is no guarantee that sudden unexpected ground movements will not recur. A future ground movement could result in a significant interruption of operations. We may also experience a loss of mineral reserves or a material increase in costs, if it is necessary to redesign the open pit or waste rock dumps as a result of a ground movement. The consequences of a ground movement will depend upon the magnitude, location and timing of any such movement. If mining operations are interrupted to a significant magnitude or the mine experiences a significant loss of mineral reserves or materially higher costs of operation, this would have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra will experience further ice movement at the Kumtor Project

        Continued movement of ice from the South East Ice Wall into the Kumtor Central pit above the high grade SB Zone section requires the mining of ice and waste to maintain our planned production of ore.

        During 2012, a substantial acceleration of ice movement, which was exacerbated by a 10-day illegal strike which occurred in early February 2012, required us to revise our mine plan to maintain safe access to the Kumtor Central pit. Under the new mine plan, mining of cut-back 12B, where ore for the second quarter of 2012 was to be released, was stopped to permit pre-stripping of ice and waste in the southwest portion of the pit (cut-back 14B) and unloading of ice and waste material from the High Movement Area to provide access to the southeast section of the Kumtor Central pit. The changes to the mine plan and the delayed release of ore from cut-back 12B resulted in a seven week shutdown of the Kumtor mill and required us to revise our 2012 production and cost guidance.

        In February 2014, increased movement of the South arm of the Davydov glacier required the construction of a buttress to ensure continued safe mining in the open pit.

        Although we are employing extensive efforts to manage further waste and ice movements, there is no guarantee that such efforts will be successful or that further waste and ice movements will not adversely affect operations at the Kumtor Project. Future movements could result in a significant interruption of operations, impede access to ore deposits, or require redeployment of mobile equipment away from mining of ore. We may also experience a loss of mineral reserves or a material increase in costs if it is necessary to redesign the open pit and surrounding infrastructure as a result of waste and ice movements. The consequences of further ice movement into the Kumtor Central pit will depend upon the extent, location and timing of any such movement. If mining operations are interrupted to a significant magnitude or the mine experiences a significant loss of mineral reserves or materially higher costs of operation, this would have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra's operations and projects in the Kyrgyz Republic, Mongolia and Turkey are located in areas of seismic activity

        The areas surrounding our Kumtor, Boroo and Öksüt projects are seismically active. While the risks of seismic activity were taken into account when determining the design criteria for our operations, there can be no assurance that our operations will not be adversely affected by this kind of activity, all of which could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Competition

Centerra's future prospects may suffer due to increased competition for mineral acquisition opportunities

        Significant and increasing competition exists for mineral acquisition opportunities throughout the world, particularly for opportunities in jurisdictions considered politically safer. As a result of this competition, some of which is with large, better established mining companies with substantial capabilities and greater financial and technical resources, we may be unable to acquire rights to exploit additional attractive mining properties on terms we consider acceptable. Accordingly, there can be no assurance that we will acquire any interest in additional operations that would yield mineral reserves or result in commercial mining operations. Our inability to acquire such interests could have an adverse impact on our future cash flows, earnings, results of operations and financial condition. Even if we do acquire such interests, the resulting business arrangements may not ultimately prove beneficial to our business.

FINANCIAL

Commodity Market

Centerra's business is sensitive to the volatility of gold prices

        The Company's revenue is largely dependent on the world market price of gold. Gold prices are subject to volatile movements over time and are affected by numerous factors beyond our control. These factors include: global supply and demand; central bank lending, sales and purchases; expectations for the future rate of inflation; the level of interest rates; the strength of, and confidence in, the U.S. dollar; market speculative activities; and global or regional political and economic events, including the performance of Asia's economies.

        If the market price of gold falls and remains below production costs of any of our mining operations for an extended period, losses would be sustained, and, under certain circumstances, there may be a curtailment or suspension of some or all of our mining and exploration activities. We would also have to assess the economic impact of any sustained lower gold prices on recoverability and, therefore, the cut-off grade and level of our gold mineral reserves and resources. These factors could have an adverse impact on our future cash flows, earnings, results of operations, stated mineral reserves and financial condition.

Centerra's operations are sensitive to fuel price volatility

        The Company is also exposed to price volatility in respect of key inputs, the most significant of which is fuel. Increases in global fuel prices can materially increase operating costs, erode operating margins and project investment returns, and potentially reduce viable reserves. Conversely, a significant and sustained decline in world oil prices may offset other costs and improve returns.

Currency Volatility

Currency fluctuations

        Our earnings and cash flow may also be affected by fluctuations in the exchange rate between the U.S. dollar and other currencies, such as the Kyrgyz som, the Mongolian tugrik, the Turkish lira, the Canadian dollar and the Euro. Our consolidated financial statements are expressed in U.S. dollars. Our sales of gold are denominated in U.S. dollars, while production costs and corporate administration costs are, in part, denominated in Kyrgyz soms, Mongolian tugriks, Turkish lira, Canadian dollars, Euros and other currencies. Fluctuations in exchange rates between the U.S. dollar and other currencies may give rise to foreign exchange currency exposures, both favourable and unfavourable, which may materially impact Centerra's future financial results. Although from time to time we enter into short-term forward contracts to purchase Canadian dollars and Euros, we do not utilize a hedging program to limit the adverse effects of foreign exchange rate fluctuations in other currencies. In the case of the Kyrgyz som and the Mongolian tugrik, we cannot hedge currency exchange risk because such currencies are not freely traded.

Economy, Credit and Liquidity

Global financial conditions

        The financial crisis which began in the latter part of 2007 has resulted in global financial conditions which are characterized by continued high volatility, and financial institutions are still recovering from significant losses. Access to public financing and bank credit has been negatively impacted by the liquidity crisis as financial institutions saw their balance sheet impaired. Notwithstanding some improvement in the financial health of major financial institutions, continued concern over the pace of sustainable economic recovery in both developed and key developing nations has kept liquidity conditions constrained. Further, the significant decrease in the price of metals during 2013 along with sustained depressed prices over 2015 has affected investor interest in the sector. Global financial conditions may affect our ability to obtain equity or debt financing in the future on favourable terms. Additionally, these factors, as well as other related factors, may cause decreases in our asset values that may be other than temporary, which may result in impairment losses. These factors may also increase our exposure to financial counterparty risk. If such increased levels of volatility and market turmoil continue, or if more extensive disruptions of the global financial markets occur, our operations could be adversely impacted and the trading price of our common shares may be adversely affected.

Centerra may experience reduced liquidity and difficulty in obtaining future financing

        The further development and exploration of mineral properties in which we hold or acquire interests may depend upon our ability to obtain financing through earn-in arrangements, debt financing, equity financing or other means. While we recently successfully re-negotiated a five-year $150 million revolving credit facility with the EBRD (of which $50 million is subject to further conditions precedent for drawdown), there is no assurance that Centerra will be successful in obtaining any additional financing if required in the future.

        The Company's principal operations are located in Central Asia and other markets worldwide, some of which are developing areas that may have experienced past economic and political difficulties and may be perceived as unstable. This perceived increased country or political risk may make it more difficult for us to obtain debt financing. Failure to obtain additional financing on a timely basis may cause us to postpone development plans, forfeit rights in our properties or partners or reduce or terminate our operations. Reduced liquidity or difficulty in obtaining future financing could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Restrictive covenants in Centerra's revolving credit facility may prevent the Company from pursuing business activities

        Pursuant to our Credit Facility with EBRD, we must maintain certain financial ratios and satisfy other non-financial maintenance covenants. Centerra and our material subsidiaries are also subject to other restrictive and affirmative covenants in respect of our respective operations. Compliance with these covenants and financial ratios may impair our ability to finance our future operations or capital needs or to take advantage of other favourable business opportunities. Our ability to comply with these covenants and financial ratios will depend on our future performance, which may be affected by events beyond our control. Our failure to comply with any of these covenants or financial ratios will result in a default under the Credit Agreement and may result in the acceleration of any indebtedness under the Credit Agreement. In the event of a default and we are unable to repay any amounts then outstanding, the lender, EBRD may be entitled to take possession of the collateral securing the Credit Facility, including certain mobile equipment used in the operations at Kumtor, to the extent required to repay those borrowings.

Counterparty

Short-term investment risks

        We may, from time to time, invest excess cash balances in short-term instruments. Recent market conditions affecting certain types of short-term investments of some North American and European issuers and certain financial institutions have resulted in heightened risk in holding some of these investments. There can be no guarantee that further market disruptions affecting various short-term investments or the potential failure of financial institutions will not have a negative effect on the liquidity of our investments.

Concentration Risk

As a holding company, Centerra's ability to make payments depends on the cash flows of its subsidiaries

        We are a holding company that conducts substantially all of its operations through subsidiaries, many of which are incorporated outside North America. We have no direct operations and no significant assets other than the shares of our subsidiaries. Therefore, we are dependent on the cash flows of our subsidiaries to meet our obligations, including payment of principal and interest on any debt we incur. The ability of our subsidiaries to provide the parent company with payments may be constrained by the following factors: (i) the cash flows generated by operations, investment activities and financing activities; (ii) the level of taxation, particularly corporate profits and withholding taxes, in the jurisdiction in which they operate and in Canada; and (iii) the introduction of exchange controls and repatriation restrictions or the availability of hard currency to be repatriated. As at December 31, 2015, a significant majority of the company's cash flows were generated by its operations in the Kyrgyz Republic. In the past, the Kumtor Government has challenged the legality of certain regular-course inter-company dividends paid from KGC to its wholly owned parent company, Centerra. Such dispute relating to a dividend paid in 2013 is currently still before the Kyrgyz courts. The Company continues to refute the Government's allegations.

        If we are unable to receive sufficient cash from our subsidiaries, we may be required to refinance our indebtedness, raise funds in a public or private equity or debt offering or sell some or all of our assets. We can provide no assurances that an offering of our debt or equity or a refinancing of our debt can or will be completed on satisfactory terms or that it would be sufficient to enable us to make payment with respect to our debt. The foregoing events could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

OPERATIONAL

Health, Safety and Environment

Centerra is subject to environmental, health and safety risks

        We expend significant financial and managerial resources to comply with a complex set of environmental, health and safety laws, regulations, guidelines and permitting requirements (for the purpose of this paragraph, "laws") drawn from a number of different jurisdictions. We believe we are in material compliance with these laws. The historical trend that we observe is toward stricter laws, and we expect this trend to continue. The possibility of more stringent laws or more rigorous enforcement of existing laws exists in the areas of worker health and safety, the disposition of wastes, the decommissioning and reclamation of mining sites, restriction of areas where exploration, development and mining activities may take place, consumption and treatment of water, and other environmental matters, each of which could have a material adverse effect on our exploration activities, operations and the cost or the viability of a particular project.

        Our facilities operate under various operating and environmental permits, licenses and approvals that contain conditions that must be met and our right to continue operating our facilities is, in a number of instances, dependent upon compliance with these conditions. Failure to meet certain of these conditions could result in interruption or closure of exploration, development or mining operations or material fines or penalties, all of which could have an adverse impact on our future cash flows, earnings, results of operations, financial condition, and reputation. We are unable to quantify the costs of such a failure.

Centerra's workforce may be exposed to widespread pandemic

        Centerra's operations are located in areas relatively remote from local towns and villages and represent a concentration of personnel working and residing in close proximity to one another. Further, the sites receive frequent visitors from all over the world, and a number of employees travel frequently abroad. Should an employee or visitor become infected with a serious illness that has the potential to spread rapidly, this could place Centerra's workforce at risk. The 2014 outbreak of the Ebola virus in several African countries is one example of such an illness. We take every precaution to strictly follow industrial hygiene and occupational health guidelines, and medical services are in place along with pandemic management protocols. There can be no assurance that this virus or another infectious illness will not impact Centerra personnel and ultimately its operations.

The Kumtor Project is subject to significant claims of environmental damage

        Starting from December 2012, we received various claims from Kyrgyz regulatory authorities alleging significant environmental damages at the Kumtor Project which the Company refutes. Currently, four of these claims are before the Kyrgyz courts and allege damages of approximately $473 million (at the relevant exchange rates at the time of such claims). From time to time, Kumtor also receives other claims from regulatory agencies for damages which are later withdrawn or for which court claims are not commenced. In December 2015, the Company received a claim filed by the Green Party of Kyrgyzstan filed with the Bishkek Inter-District Court which seeks damages of approximately $5.8 billion for alleged environmental damages arising from the Kumtor operations since 1996. We understand that the court rejected the claim on procedural grounds. In any event, the Company believes that the claim is without merit. The claim by the Green Party relates to allegations substantially similar to the other outstanding court claims for environmental damage commenced by Kyrgyz regulatory authorities, and is substantially similar to a similar claim commenced by the Green Party in 2013 which was subsequently withdrawn.

        While we believe that the allegations contained in these claims are exaggerated or without foundation and are subject to the Release Agreement between Centerra and the Kyrgyz Republic dated June 6, 2009, there can be no assurance that the claims of environmental damage from such regulatory authorities or the Green Party of Kyrgyzstan will not be upheld and enforced. If such claims should be upheld and enforced against us, it could have an adverse impact on our future cash flows, earnings, results of operations and financial condition. In addition, additional claims for alleged environmental violations may be forthcoming.

Centerra's operations use cyanide

        The Kumtor operations employ sodium cyanide, which is a hazardous material, to extract gold from ore. The Öksüt and Gatsuurt projects, if they proceed to production, will also use gold processing technology in which cyanide is used. There is inherent risk of unintended discharge of hazardous materials in the operation of leach pads.

        If any spills or discharges of sodium cyanide were to occur (at site or during transport), we could become subject to liability for remediation costs, which could be significant and may not be insured against. In addition, production could be delayed or halted to allow for remediation, resulting in a reduction or loss of cash flow. Finally, increased sensitivity in respect to the use of cyanide and the potential and perceived environmental impacts of cyanide use in mining operations could exacerbate potential reputational damage to the company in the event of a cyanide release. While we take appropriate steps to prevent discharges and accidental releases of sodium cyanide and other hazardous materials into the ground water, surface water and the downstream environment, there is inherent risk in the operation of gold processing facilities and there can be no assurance that a release of hazardous materials will not occur.

There is currently a capacity shortfall of the tailings management facility at Kumtor

        The Kumtor tailings dam design is currently approved by the Kyrgyz authorities to elevation 3,670.5 metres. The dam crest is presently at elevation 3,667 metres. The dam crest is regularly raised, and Kumtor is required to apply and obtain permits from the Government from time to time to address the interim raising and construction activities. The existing facility will reach its permitted capacity (1.5 metre freeboard at a dam elevation of 3,670.5 metres) in 2020. The remaining approved capacity of the tailings management facility is insufficient to store all of the 45 million cubic metres of tailings (68.6 million tonnes of ore) to be processed in the current life-of-mine plan. To accommodate the shortfall, the Company intends to raise the existing tailings dam by approximately seven metres to a crest elevation of 3,677.5 metres, which requires approvals from relevant Kyrgyz authorities. If permitting of this option cannot be obtained, additional capital expenditures beyond those in the current capital budget for the new life-of-mine plan would have to be incurred.

        While we have obtained the necessary permits and authorizations in the past in connection with tailings dam raises, there are no assurances that such permits and authorizations can be obtained in the future or obtained in the timeframe required by us. If all necessary permits and authorizations are not obtained, delays in, or interruptions or cessation of our production from the Kumtor Project may occur, which may have an adverse impact on our future cash flows, earnings, results of operations or financial condition.

        We may also be subject to liability or sustain losses in relation to certain risks and hazards against which we cannot insure or for which we may elect not to insure. The occurrence of operational risks and/or a shortfall or lack of insurance coverage could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra faces substantial decommissioning and reclamation costs

        We are required to establish at each of our mine sites and development projects a decommissioning and reclamation plan. Provision must be made for the cost of decommissioning and reclamation for operating sites. These costs can be significant and are subject to change. We cannot predict what level of decommissioning and reclamation may be required in the future by regulators. If we are required to comply with significant additional regulations or if the actual cost of future decommissioning and reclamation is significantly higher than current estimates, this could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Asset Management

Centerra may experience mechanical breakdowns

        Our gold production operations at Kumtor use expensive, large mining and processing equipment that requires a long time to procure, build and install. Although we conduct extensive preventive maintenance programs, there can be no assurance that we will not experience mechanical breakdowns of mining and processing equipment.

        In the past, we have experienced such mechanical breakdowns, which have resulted in unplanned mill shutdowns and reduced mill capacity. In addition, obtaining replacement components for the equipment can take considerable time which may also impact production.

        Any extended breakdown in mining or processing equipment could have an adverse impact on our future cash flows, earnings, results of operations and financial conditions.

Human Resources

Both the Kumtor Project and the Boroo Project are unionized and may be subject to labour disturbances

        Non-management employees at Kumtor and Boroo (including those in head office) are unionized and subject to collective agreements. At Kumtor, a 2-year collective bargaining agreement was approved and ratified in January 2015. At Boroo, which is currently being placed in care and maintenance, the current collective bargaining agreement is in effect until June 30, 2016. There can be no assurance that, when such agreements expire, there will not be any delays in the renewal process, that negotiations will not prove difficult or that Centerra will be able to renegotiate the collective agreement on satisfactory terms, or at all. The renewal of the collective agreement could result in higher on-going labor costs, which could have a material adverse impact on Centerra's future cash flows, earnings, results of operations and financial condition.

        Centerra could be subject to labour unrest or other labour disturbances including strikes as a result of any failure of negotiations which could, while ongoing, have a material adverse impact on Centerra, including the achievement of any annual production guidelines and costs estimates. On February 6, 2012, unionized employees at the Kumtor Project began a 10-day illegal strike, during which operations at the mine were suspended. The illegal work stoppage related to a dispute regarding social fund deductions, which resulted in higher labour costs, of approximately $2 million (for 2012). Existing collective agreements may not prevent a strike or work stoppage, and any such work stoppage could have a material adverse impact on us.

Centerra's success depends on its ability to attract and retain qualified personnel

        Recruiting and retaining qualified personnel is critical to our success. The number of persons skilled in the acquisition, exploration and development of mining properties is limited and competition for such persons is intense. As our business activity grows, it will require additional key financial, administrative and mining personnel as well as additional operations staff. The Restated Concession Agreement relating to the Kumtor operations also requires two thirds of all administrative or technical personnel to be citizens of the Kyrgyz Republic. However, it has been necessary to engage expatriate workers for our operations in Mongolia and the Kyrgyz Republic because of the shortage locally of trained personnel. Although we believe that we will be successful in attracting, training and retaining qualified personnel, there can be no assurance of such success. If we are not successful in attracting and training qualified personnel, the efficiency of our operations could be affected, which could have an adverse impact on our future cash flows, earnings, results of operations and financial condition. Further, the closure of Boroo operations in 2015, combined with ongoing delays in receiving necessary approvals to develop the Gatsuurt deposit and prolong operations in Mongolia has resulted in personnel departures. There is no assurance that we will be able to re-hire required personnel, should Gatsuurt proceed to development. This risk is heightened by the increased presence of new companies in the country seeking qualified personnel. Further, the increased risk associated with potential reduced company control over its Kyrgyz operation with increased control therein by the Kyrgyz Government may have an adverse effect on employee morale potentially leading to the departure of some employees.

Supply Chain

Centerra's properties are located in remote locations and require a long lead time for equipment and supplies

        We operate in remote locations and depend on an uninterrupted flow of materials, supplies and services to those locations. In addition, Kumtor uses expensive and large equipment that requires a long time to procure, build and install. Access to the Kumtor Project has been restricted on several occasions by illegal roadblocks. Should the Gatsuurt deposit receive the necessary approvals for development and operation, existing milling equipment may need to be purchased to replace ageing equipment at the Boroo mill. Any interruptions to the procurement of equipment, or the flow of materials, supplies and services to our properties could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Centerra's operations may be impacted by supply chain disruptions

        Our operations depend on uninterrupted supply of key consumables, equipment and components. Our Kyrgyz operations are limited with respect to alternative suppliers of fuel, and any disruption at supplier facilities could result in curtailment or suspension of operations. In addition, major equipment and components and certain key consumables are imported. Recent and potential future economic sanctions imposed on Russia by the U.S. and European Union in 2014, may impact delivery of goods and services to the Kumtor operation. The accession of the Kyrgyz Republic to the Eurasian Economic Union may also impact Kumtor supply chains. Any disruption in the transportation of or restriction in the flow of these goods or the imposition of customs clearance requirements may result in production delays.

Information Technology Systems

Centerra's critical operating systems may be compromised

        Cyber threats have evolved in severity, frequency and sophistication in recent years, and target entities are no longer primarily from the financial or retail sectors. Individuals engaging in cybercrime may target corruption of systems or data, or theft of sensitive data. While we invest in robust security systems to detect and block inappropriate or illegal access to its key systems, including SCADA operating systems at our operations, and regularly review policies, procedures and protocols to ensure data and system integrity, there can be no assurance that a critical system is not inadvertently or intentionally breached and compromised. This may result in business interruption losses, equipment damage, or loss of critical or sensitive information.

Insurance

Centerra may not be adequately insured for certain risks

        Although we maintain insurance to cover some of the operational risks and hazards in amounts we believe to be reasonable, insurance may not provide adequate coverage or may not be available in all circumstances. No assurance can be given that insurance will continue to be available at economically feasible premiums or that it will provide sufficient coverage for losses related to these or other risks and hazards.

        We may also be subject to liability or sustain losses in relation to certain risks and hazards against which the Company cannot insure or for which it may elect not to insure. The occurrence of operational risks and/or a shortfall or lack of insurance coverage could have an adverse impact on our future cash flows, earnings, results of operations and financial condition.

Caution Regarding Forward-Looking Information

        Information contained in this MD&A which are not statements of historical facts, and the documents incorporated by reference herein, may be "forward-looking information" for the purposes of Canadian securities laws. Such forward-looking information involves risks, uncertainties and other factors that could cause actual results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward looking information. The words "believe", "expect", "anticipate", "contemplate", "plan", "intends", "continue", "budget", "estimate", "may", "will", "schedule", "understand" and similar expressions identify forward-looking information. These forward-looking statements relate to, among other things: the Company's expectations regarding the release of, and related timing of, low grade and high grade ore from cut-back 17 at the Kumtor Project; expectations regarding future inventory impairments for cut-back 17 at the Kumtor Project; general economic outlook in 2016; the Company's plans to continue working with Kyrgyz regulatory authorities for the timely receipt of all required permits for the Kumtor Project; the Company's ability to fund all planned capital and operating expenditures of the Company for 2016 from operating cash flow for 2016; plans to keep the Boroo mill on standby awaiting the finalization of agreements and permits with the Mongolian government for the development of the Gatsuurt Project; the Company's plans and timing to submit permit applications for the Öksüt Project and the successful receipt thereof; the timing of developing the Gatsuurt Project and first gold pour; the timing for completing a feasibility study for the Hardrock Project (of the Greenstone Property); current plans to continue holding in trust any dividends declared for Kyrgyzaltyn, in accordance with current court orders; Centerra's plans to continue engaging constructively and in good faith with the Kyrgyz Republic Government regarding outstanding matters affecting the Kumtor Project; the Company's understanding regarding further consideration by the Kyrgyz Republic Parliamentary of the proposed amendments to the Kyrgyz Water Code; the Company's expectations regarding negotiating a definitive development agreement with the Mongolian Government on the Gatsuurt Project and obtaining all necessary approvals and permits for the development of the Gatsuurt Project; the intention of third parties, such as Sistem, Stans, or Belokon and Entes to initiate or continue legal proceedings; the peaceful resolution by Mongolian authorities of the presence of artisanal miners at the Gatsuurt property; and statements found under the heading, "2016 Outlook", including forecast 2016 production and unit cost estimates, the Company's plans in 2016 for exploration expenditures, capital expenditures at its properties, corporate administrative and community investment expenditures, and DD&A expenses for 2016.

        Forward-looking information is necessarily based upon a number of estimates and assumptions that, while considered reasonable by Centerra, are inherently subject to significant political, business, economic and competitive uncertainties and contingencies. Known and unknown factors could cause actual results to differ materially from those projected in the forward looking information. Factors that could cause actual results or events to differ materially from current expectations include, among other things: (A) strategic, legal, planning and other risks, including: political risks associated with the Company's operations in the Kyrgyz Republic, Mongolia and Turkey; resource nationalism including the management of external stakeholder expectations; the impact of changes in, or to the more aggressive enforcement of, laws, regulations and government practices in the jurisdictions in which the Company operates including any unjustified civil or criminal action against the Company, its affiliates or its current or former employees; the impact of any actions taken by the Kyrgyz Republic Government and Parliament relating to the Kumtor Project Agreements which are inconsistent with the rights of Centerra and KGC under the Kumtor Project Agreements; any impact on the purported cancellation of Kumtor's land use rights at the Kumtor Project pursuant to a court claim commenced by the Kyrgyz Republic General Prosecutor's Office; the risks related to other outstanding litigation affecting the Company's operations in the Kyrgyz Republic and elsewhere; the impact of the delay by relevant government agencies to provide required approvals and permits, including the delay currently being experienced at the Kumtor Project over the Kumtor 2016 life of mine plan and ecological passport; the terms pursuant to which the Mongolian Government will participate in, or to take a special royalty rate in, the Gatsuurt Project; the impact of changes to, the increased enforcement of, environmental laws and regulations relating to the Company's operations; the impact of any sanctions imposed by Canada, the United States or other jurisdictions against various Russian individuals and entities; the ability of the Company to negotiate a successful development agreement for the Gatsuurt Project; potential defects of title in the Company's properties that are not known as of the date hereof; the inability of the Company and its subsidiaries to enforce their legal rights in certain circumstances; the presence of a significant shareholder that is a state-owned company of the Kyrgyz Republic; risks related to anti-corruption legislation; risks related to the concentration of assets in Central Asia; Centerra's future exploration and development activities not being successful; Centerra not being able to replace mineral reserves; difficulties with Centerra's joint venture partners; and aboriginal claims and consultative issues relating to the Company's 50% interest in the Greenstone Gold Property; potential risks related to kidnapping or acts of terrorism; (B) risks relating to financial matters, including: sensitivity of the Company's business to the volatility of gold prices, the imprecision of the Company's mineral reserves and resources estimates and the assumptions they rely on, the accuracy of the Company's production and cost estimates, the impact of restrictive covenants in the Company's revolving credit facility which may, among other things, restrict the Company from pursuing certain business activities, the Company's ability to obtain future financing, the impact of global financial conditions, the impact of currency fluctuations, the effect of market conditions on the Company's short-term investments, the Company's ability to make payments including any payments of principal and interest on the Company's debt facilities depends on the cash flow of its subsidiaries; and (C) risks related to operational matters and geotechnical issues, including: movement of the Davidov Glacier and the waste and ice movement at the Kumtor Project and the Company's continued ability to successfully manage such matters, including the continued performance of the buttress; the occurrence of further ground movements at the Kumtor Project and mechanical availability; the success of the Company's future exploration and development activities, including the financial and political risks inherent in carrying out exploration activities;

inherent risks associated with the use of sodium cyanide in the mining operations; the adequacy of the Company's insurance to mitigate operational risks; mechanical breakdowns; the Company's ability to obtain the necessary permits and authorizations to (among other things) raise the tailings dam at the Kumtor Project to the required height; the Company's ability to replace its mineral reserves; the occurrence of any labour unrest or disturbance and the ability of the Company to successfully re-negotiate collective agreements when required; the risk that Centerra's workforce may be exposed to widespread epidemic; seismic activity in the vicinity of the Company's operations; long lead times required for equipment and supplies given the remote location of some of the Company's operating properties; reliance on a limited number of suppliers for certain consumables, equipment and components; illegal mining on the Company's Mongolian properties; the Company's ability to accurately predict decommissioning and reclamation costs; the Company's ability to attract and retain qualified personnel; competition for mineral acquisition opportunities; and risks associated with the conduct of joint ventures/partnerships, including the Greenstone Gold Partnership; the Company's ability to manage its projects effectively and to mitigate the potential lack of availability of contractors, budget and timing overruns and project resources. See section titled "Risk Factors" above and in the Company's most recently filed Annual Information Form available on SEDAR at www.sedar.com.

        Furthermore, market price fluctuations in gold, as well as increased capital or production costs or reduced recovery rates may render ore reserves containing lower grades of mineralization uneconomic and may ultimately result in a restatement of reserves. The extent to which resources may ultimately be reclassified as proven or probable reserves is dependent upon the demonstration of their profitable recovery. Economic and technological factors which may change over time always influence the evaluation of reserves or resources. Centerra has not adjusted mineral resource figures in consideration of these risks and, therefore, Centerra can give no assurances that any mineral resource estimate will ultimately be reclassified as proven and probable reserves.

        Mineral resources are not mineral reserves, and do not have demonstrated economic viability, but do have reasonable prospects for economic extraction. Measured and indicated resources are sufficiently well defined to allow geological and grade continuity to be reasonably assumed and permit the application of technical and economic parameters in assessing the economic viability of the resource. Inferred resources are estimated on limited information not sufficient to verify geological and grade continuity or to allow technical and economic parameters to be applied. Inferred resources are too speculative geologically to have economic considerations applied to them to enable them to be categorized as mineral reserves. There is no certainty that mineral resources of any category can be upgraded to mineral reserves through continued exploration.

        There can be no assurances that forward-looking information and statements will prove to be accurate, as many factors and future events, both known and unknown could cause actual results, performance or achievements to vary or differ materially, from the results, performance or achievements that are or may be expressed or implied by such forward-looking statements contained herein or incorporated by reference. Accordingly, all such factors should be considered carefully when making decisions with respect to Centerra, and prospective investors should not place undue reliance on forward looking information. Forward-looking information is as of February 24, 2016. Centerra assumes no obligation to update or revise forward looking information to reflect changes in assumptions, changes in circumstances or any other events affecting such forward-looking information, except as required by applicable law.

ANNEX H

Centerra Gold Inc.
Management's Discussion and Analysis ("MD&A")
For the Period Ended June 30, 2016

        The following discussion has been prepared as of July 26, 2016, and is intended to provide a review of the financial position and results of operations of Centerra Gold Inc. ("Centerra" or the "Company") for the three and six months ended June 30, 2016 in comparison with the corresponding periods ended June 30, 2015. This discussion should be read in conjunction with the Company's unaudited interim condensed consolidated financial statements and the notes thereto for the three and six months ended June 30, 2016. This MD&A should also be read in conjunction with the Company's audited annual consolidated financial statements for the years ended December 31, 2015 and 2014, the related MD&A and the Annual Information Form for the year ended December 31, 2015 (the "2015 Annual Information Form"). The condensed consolidated interim financial statements of Centerra are prepared in accordance with International Accounting Standard 34, Interim Financial Reporting, as issued by the International Accounting Standards Board and the Company's accounting policies as described in note 3 of its annual consolidated financial statements for the year ending December 31, 2015. All dollar amounts are expressed in United States (U.S.) dollars, except as otherwise indicated. In addition, this discussion contains forward-looking information regarding Centerra's business and operations. See "Caution Regarding Forward-Looking Information" in this discussion and "Risk Factors" in the Company's 2015 Annual Information Form. The Company's 2015 Annual Report and 2015 Annual Information Form are available at www.centerragold.com and on the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com.

        All references in this document denoted with NG, indicate a non-GAAP term which is discussed under "Non-GAAP Measures" on pages 36 to 40.

1 University Avenue, Suite 1500
Toronto, ON
M5J 2P1
tel 416-204-1953
fax 416-204-1954
www.centerragold.com

Overview

        Centerra is a leading Canadian-based gold mining company focused on operating, developing, exploring and acquiring gold properties primarily in Asia, North America and other markets worldwide. Centerra is the largest Western-based gold producer in Central Asia.

        The Company's significant wholly-owned subsidiaries include Kumtor Gold Company ("KGC" or "Kumtor") in the Kyrgyz Republic, Öksüt Madencilik Sanayi ve Ticaret A.S. ("OMAS") in Turkey and Boroo Gold LLC and Centerra Gold Mongolia LLC in Mongolia. Additionally, the Company holds a 50% interest in Greenstone Gold Mines LP. Centerra's principal operation is located in the Kyrgyz Republic and is subject to political and regulatory risks. See "Other Corporate Developments" and "Risk Factors" for further details.

        Centerra's shares trade on the Toronto Stock Exchange (TSX) under the symbol CG. The Company is headquartered in Toronto, Ontario, Canada.

Recent Developments

        The following is a summary of recent events affecting the Company. For further information, see "Other Corporate Developments".

Acquisition of Thompson Creek Metals

  •
  On July 5, 2016, the Company announced that it had entered into a definitive arrangement agreement with Thompson Creek Metals Company Inc. ("Thompson Creek" or "TCM") pursuant to which the Company will acquire all of the issued and outstanding common shares of Thompson Creek. In connection with the proposed transaction, the Company expects to redeem all of Thompson Creek's secured and unsecured notes at their call price plus accrued and unpaid interest in accordance with their terms. The total transaction value is approximately $1.1 billion. Centerra has also entered into a binding commitment letter with Royal Gold Inc. ("Royal Gold") whereby, upon the closing of the arrangement, Royal Gold's 52.25% gold streaming interest at Mount Milligan will be amended to a 35.00% gold stream and 18.75% copper stream. Centerra expects to finance the acquisition through a combination of a new US$325 million senior secured revolver and term loan facility provided by The Bank of Nova Scotia and a recently completed bought deal offering of subscription receipts of C$170 million (total gross proceeds of C$195.5 million including underwriters fully-exercised over-allotment; net proceeds after fees of C$185.7 million). Refer to the Company's July 20, 2016 news release for further details.

    The acquisition is subject to the approval of TCM shareholders and other applicable regulatory approvals, and satisfaction of other customary conditions. If approved, the transaction is expected to close in the fall of 2016.

    For further information, refer to the Company's news releases dated July 5, 2016 and July 20, 2016 and filed on SEDAR.

Updated 2016 Guidance

  •
  With this second quarter release, the Company has narrowed its gold production guidance and lowered its cost guidance to reflect lower operating costs expected.

  •
  Production:    new guidance of 500,000 - 530,000 ounces from 480,000 to 530,000 ounces.

  •
  All-in sustaining costs per ounce soldNG:

  •
  Kumtor reduced to $717 - $759 from prior guidance of $817 - $902

      •
      Consolidated reduced to $776 - $824 from $877 - $968

    •
    All-in costs, excluding development projects costs (before taxes) per ounce soldNG:

    •
    Kumtor reduced to $749 - $793 from $866 - $956

    •
    Consolidated reduced to $851 - $903 from $965 - $1,066

    All-in sustaining costsNG and all-in costs excluding development projects costs per ounce soldNG measures exclude revenue-based taxes in the Kyrgyz Republic and income taxes.

        See "Outlook" section for further details.

Kumtor Operations

  •
  On June 23, 2016, Kumtor received its 2016 maximum allowable emissions ("MAE") permit from the Kyrgyz Republic State Agency for Environmental Protection and Forestry ("SAEPF"). The MAE permit is valid until December 31, 2016 and is the first new MAE permit issued by SAEPF to Kumtor since 2014. In addition, the Kumtor operation also received approval from SAEPF for its 2016 maximum allowable discharge ("MAD") permits, which allows for discharge of treated effluent and treated sewage. The environmental expertise (approval) of Kumtor's 2016 mine plan was received on June 27, 2016. With the issuance of the MAE and MAD permits and the receipt of the environmental expertise, Kumtor has the necessary permits and approvals in place for continuous operations throughout the second half of 2016.

  •
  There have been a number of significant updates relating to legal proceedings, investigations and other related matters affecting the Kumtor Project. See "Other Corporate Developments" for further details.

Gatsuurt Project

  •
  In the second quarter of 2016, the Company continued to engage in discussions with the Mongolian Government regarding the definitive agreements relating to the Gatsuurt Project. The Company expects the discussions with the Government to continue in the third quarter of 2016.

Consolidated Financial and Operational Highlights

	Three months ended June 30,(7)			Six months ended June 30,(7)
Unaudited ($ millions, except as noted)	2016	2015	% Change	2016	2015	% Change
Financial Highlights
Revenue	$161.6	$146.8	10%	$234.8	$359.4	(35)%
Cost of sales	118.0	81.0	46%	149.5	195.0	(23)%
Standby costs	(0.6)	1.1	(155)%	(0.7)	3.8	(118)%
Regional office administration	3.7	5.0	(26)%	7.0	10.3	(32)%

Earnings from mine operations	40.5	59.7	(32)%	79.0	150.3	(47)%
Revenue-based taxes	22.6	19.8	14%	32.9	48.5	(32)%
Other operating expenses	0.7	0.8	(13)%	1.3	0.6	117%
Pre-development project costs	4.0	4.9	(18)%	5.3	8.2	(35)%
Exploration and business development(1)	5.1	2.1	143%	7.2	4.9	47%
Corporate administration	6.8	10.8	(37)%	12.5	20.2	(38)%

Earnings from operations	1.3	21.3	(94)%	19.8	67.9	(71)%
Other (income) and expenses	(0.4)	(1.7)	(76)%	(1.7)	2.6	(165)%
Finance costs	1.4	1.1	27%	2.7	2.2	23%

Earnings before income taxes	0.3	21.8	(99)%	18.9	63.2	(70)%
Income tax expense (benefit)	(2.6)	(0.1)	2500%	(2.1)	0.6	(450)%

Net earnings	2.9	21.9	(87)%	21.0	62.6	(66)%

Earnings per common share—$ basic(2)	$0.01	$0.09	(89)%	$0.09	$0.26	(65)%
Earnings per common share—$ diluted(2)	$—	$0.09	(100)%	$0.08	$0.26	(69)%
Cash provided by operations	57.2	114.6	(50)%	66.7	245.0	(73)%
Average gold spot price—$/oz(3)	1,260	1,192	6%	1,223	1,206	1%
Average realized gold price—$/oz(4)	1,264	1,192	6%	1,238	1,205	3%
Capital expenditures(5)	53.6	86.7	(38)%	100.7	242.2	(58)%
Operating Highlights
Gold produced—ounces	97,724	125,088	(22)%	185,316	295,771	(37)%
Gold sold—ounces	127,909	123,079	4%	189,653	298,311	(36)%
Operating costs (on a sales basis)(6)	61.6	36.0	71%	80.7	79.5	1%
Adjusted operating costs(4)	65.5	42.7	53%	88.5	94.5	(6)%
All-in Sustaining Costs(4)	105.2	115.3	(9)%	167.9	241.2	(30)%
All-in Costs, excluding development projects(4)	114.4	121.3	(6)%	185.1	256.4	(28)%
All-in Costs, excluding development projects (including revenue-based taxes and income taxes)(4)	137.2	141.2	(3)%	218.2	305.1	(28)%
Unit Costs
Cost of sales—$/oz sold(4)	923	658	40%	788	654	21%
Adjusted operating costs—$/oz sold(4)	512	347	48%	467	317	47%
All-in sustaining costs—$/oz sold(4)	822	937	(12)%	885	808	10%
All-in costs, excluding development projects—$/oz sold(4)	894	986	(9)%	976	859	14%
All-in costs, excluding development projects (including revenue-based taxes and income taxes)—$/oz sold(4)	1,072	1,147	(7)%	1,151	1,022	13%

(1)
Includes business development of $2.1 million for the three and six months ended June 30, 2016 ($0.8 million and $1.9 million for three and six months ended June 30, 2015, respectively).

(2)
As at June 30, 2016, the Company had 242,164,285 common shares issued and outstanding.

(3)
Average for the period as reported by the London Bullion Market Association (US dollar Gold P.M. Fix Rate).

(4)
Adjusted operating costs, all-in sustaining costs, all-in costs, excluding development projects and all-in costs, excluding development projects (including taxes) ($ millions and per ounce sold) as well as average realized gold price per ounce and cost of sales per ounce sold are non-GAAP measures and are discussed under "Non-GAAP Measures".

(5)
Includes capitalized stripping of $25.6 million and $39.7 million in the three and six months ended June 30, 2016, respectively ($66 million and $133.5 million in the three and six months ended June 30, 2015, respectively).

(6)
Operating costs (on a sales basis) are comprised of mine operating costs such as mining, processing, regional office administration, royalties and production taxes (except at Kumtor where revenue-based taxes are excluded), but excludes reclamation costs and depreciation, depletion and amortization. Operating costs (on a sales basis) represents the cash component of cost of sales associated with the ounces sold in the period.

(7)
Results may not add due to rounding.

Results of Operations

Second Quarter 2016 compared to Second Quarter 2015

        The Company recorded net earnings of $2.9 million in the second quarter of 2016, compared to $21.9 million in the comparative quarter of 2015, reflecting the processing and sale in the second quarter of 2016 of lower grade material from stockpiles and ore from the initial benches of cut-back 17 at Kumtor, partially offset by higher average realized gold prices and lower share-based compensation expense.

Safety and Environment:

        Centerra had two reportable injuries in the second quarter of 2016, including one restricted work injury and one medical aid injury.

        There were no reportable releases to the environment during the second quarter of 2016.

Production:

        Gold production for the second quarter of 2016 totaled 97,724 ounces compared to 125,088 ounces in the comparative quarter of 2015. The 22% decrease in ounces poured at Kumtor reflects the processing of lower grade ore mined from the upper benches of cut-back 17, blended with low grade stockpiled ore, as well as lower recoveries. In contrast, Kumtor mined and processed the final benches from cut-back 16 that contained higher grade ore in the comparative quarter of 2015.

Financial Performance:

        Revenue in the second quarter of 2016 increased 10% to $161.6 million as a result of higher gold ounces sold (127,909 ounces compared to 123,079 ounces in the second quarter of 2015), as well as higher average realized gold pricesNG ($1,240 per ounce compared to $1,192 per ounce in the same quarter of 2015). The build-up of gold bullion inventory at Kumtor at the end of March 2016 of 33,165 ounces was sold in April 2016 once Kyrgyzaltyn completed its negotiations with its off-take bank.

        In the second quarter of 2016, ounces sold increased 4% compared to the second quarter of 2015 while cost of sales increased by 46% to $118 million compared to the same period of 2015. This reflects higher costs for mining and stripping in both the stockpiled ore processed and in the lower grade ore mined and processed at Kumtor from cut-back 17 in the second quarter of 2016. The cost of sales in the second quarter of 2015 benefited from the processing of ore from the final benches of cut-back 16 which contained higher grades and higher recoveries, resulting in lower unit operating costs, and reduced waste stripping as compared to cut-back 17 ore that was processed in the second quarter of 2016. Depreciation, depletion and amortization ("DD&A") associated with production was $56.4 million in the second quarter of 2016 as compared to $45.0 million in the same quarter of 2015, reflecting increased ounces sold in 2016 and higher equipment charges for the longer mining campaign of cut-back 17.

        Regional office administration costs decreased by 26% to $3.7 million in the second quarter of 2016, reflecting lower labour costs at Kumtor from favourable currency movements of the Kyrgyz Som and lower staffing levels in Mongolia.

        Pre-development project costs decreased by $0.9 million to $4.0 million in the second quarter of 2016, compared to the same quarter in 2015. The decrease was due to the Company starting to capitalize development costs at the Öksüt Project following the approval of the feasibility study in July 2015, partially offset by higher spending at the Greenstone Property.

        Exploration and business development expenditures in the second quarter of 2016 increased by $3.0 million to total $5.1 million as compared to the same period of 2015, reflecting higher exploration activity at the Company's various projects (an increase of $1.7 million), principally at the Gatsuurt property, and increased costs associated with the transaction involving TCM announced after the end of the second quarter of 2016.

        Corporate administration costs decreased to $6.8 million in the second quarter of 2016 from $10.8 million in the same period of 2015. The decrease was primarily due to lower share-based compensation, the impact of currency movements and lower general spending. Share-based compensation expense in the second quarter of 2016 was $0.1 million compared to $5.1 million in the same period of 2015, reflecting the relative performance of the Company's share price as compared to the S&P/TSX Global Gold Index.

Operating Costs:

        Operating costs (on a sales basis) increased to $61.6 million in the second quarter of 2016 from $32.7 million in the same period of 2015 and reflect more ounces sold and higher unit costs in the second quarter of 2016. The increase in costs in the second quarter of 2016 was due to processing ounces at Kumtor from cut-back 17 which is a larger cut-back, requiring more waste to be moved and resulting in higher mining unit costs as compared to cut-back 16. Capitalization of mining costs in cut-back 17 ceased when ore was uncovered in September 2015. In the comparative period of 2015, the mining costs were capitalized as mining was focused on the initial development of cut-back 17 before accessing ore.

        Centerra's all-in sustaining costs per ounce soldNG, which excludes revenue-based taxes and income taxes, for the second quarter of 2016 decreased to $822 from $937 in the comparative period of 2015, reflecting more ounces sold and less spending on capitalized stripping.

        Centerra's all-in costs per ounce soldNG (excluding development projects) for the second quarter of 2016, was $894 compared to $986 in the comparative quarter of 2015, and includes all cash costs related to gold production, excluding revenue-based taxes and income taxes. The decrease reflects the lower all-in sustaining costs described above, partially offset by additional spending in the second quarter of 2016 for exploration and business development.

First Half 2016 compared to First Half 2015

        The Company recorded net earnings of $21.0 million in the first six months of 2016, compared to $62.6 million in the comparative period of 2015, reflecting lower ounces sold in the current period.

Safety and Environment:

        Centerra had five reportable injuries in the first six months of 2016, consisting of three lost time injuries, one medical aid injury and one restricted work injury. On January 24th, 2016, an employee suffered fatal injuries at the Kumtor mill.

        There were no reportable releases to the environment during the first six months of 2016.

Production:

        Gold production for the first six months of 2016 totaled 185,316 ounces compared to 292,176 ounces in the comparative period of 2015. The decrease in production is primarily due to lower mill grades processed and lower recoveries at Kumtor.

Financial Performance:

        Lower revenues resulted primarily from 36% fewer ounces sold (189,653 ounces compared to 298,311 ounces in the first six months of 2015), partially offset by higher average realized gold priceNG ($1,217 per ounce compared to $1,205 per ounce in the first six months of 2015).

        Cost of sales decreased by 23% to $149.5 million due primarily to fewer ounces sold in the first six months of 2016. DD&A associated with production decreased to $68.8 million in the first six months of 2016 from $115.6 million in the comparative period of 2015, reflecting fewer ounces sold, partially offset by higher per unit capitalized stripping charges for the cut-back 17 ore that was processed in the first six months of 2016.

        The idled operation at Boroo incurred minimal net costs in the first six months of 2016 as care and maintenance costs were offset by the sale of residual gold coming from the rinsing of the heap leach pad. Standby costs incurred at Boroo in the first six months of 2015 to place the mill and operation on care and maintenance totaled $3.8 million, which included spending mainly for cleaning circuits and to maintain equipment in a ready state, as well as fixed costs for administration.

        Pre-development project costs decreased by $2.9 million to $5.3 million in the first six months of 2016, compared to the same period in 2015, mainly reflecting the start of capitalization of development costs at the Öksüt Project following the approval of the feasibility study in July 2015.

        Exploration and business development expenditures totaled $7.2 million compared to $4.9 million in the same period of 2015. The increase in the first six months of 2016 reflects higher exploration spending at Gatsuurt and on the Company's other projects around the world.

        Corporate administration costs decreased to $12.5 million from $20.2 million in the first six months of 2015 due primarily to a lower charge for share-based compensation. The share-based compensation charge in the first six months of 2016 was $1.0 million, compared to $7.4 million in the same period in 2015.

Operating Costs:

        Operating costs (on a sales basis) increased by $1.2 million to $80.7 million in the first six months of 2016 compared to the same period in 2015, mainly as a result of higher per unit operating costs for the ounces from cut-back 17 processed and sold in the first six months of 2016.

        Centerra's all-in sustaining costs per ounce soldNG, which excludes revenue-based taxes and income taxes, for the first six months of 2016, was $885 compared to $808 in the same period of 2015. The increase in the first six months of 2016 reflects the higher per unit cost for the cut-back 17 ounces sold in the first six months of 2016 and higher sustaining capitalNG.

        For the first six months of 2016, Centerra's all-in costs per ounce soldNG (excluding development projects) which excludes revenue-based taxes at Kumtor and income taxes, was $976, compared to $859 per ounce sold in the first six months of 2015. The increase reflects the higher all-in sustaining costs described above and higher exploration costs.

Cash generation and capital investments

Cashflow

	Three months ended June 30,			Six months ended June 30,
Unaudited ($ millions, except as noted)	2016	2015	% Change	2016	2015	% Change
Cash provided by operating activities	57.2	114.6	(50)%	66.7	245.0	(73)%

Cash used in investing activities:
—Capital additions—cash	(45.0)	(70.5)	(36)%	(80.4)	(142.6)	(44)%
—Short-term investment, net purchased	(120.1)	(53.8)	123%	(100.6)	(70.1)	44%
—Purchase of interest in Greenstone Partnership	—	—	—	—	(67.4)	(100)%
—other investing items	(0.8)	(1.6)	(50)%	(4.5)	(3.9)	15%

Cash used in investing activities:	(165.9)	(125.9)	32%	(185.5)	(284.0)	(35)%

Cash provided by (used in) financing activities	14.2	(4.9)	(390)%	3.4	(11.4)	(130)%

Decrease in cash	(94.5)	(16.2)	483%	(115.4)	(50.4)	129%

Second Quarter 2016 compared to Second Quarter 2015

        Cash provided by operations decreased by $57.4 million in the second quarter of 2016 mainly from the sale of higher cost ounces from the initial benches of cut-back 17 and higher working capital levels for amounts receivable due to the timing of gold shipments in the second quarter of 2016.

        Cash used in investing activities increased to $165.9 million in the second quarter of 2016, an increase of $40 million as compared to the second quarter of 2015 reflecting increased net purchases of short-term investments in 2016, partially offset by lower capital spending. The Company spent $45.0 million on capital additions in the second quarter of 2016, a 36% reduction from the same period in 2015.

        Cash provided by financing activities in the second quarter of 2016 totaled $14.2 million, reflecting the draw of $24 million from the Company's revolving credit facility, the payment of dividends and interest on borrowing costs. This compares to a use of cash from financing activities of $4.9 million in the second quarter of 2015, reflecting the payment of dividends.

First Half 2016 compared to First Half 2015

        Cash provided by operating activities decreased to $66.7 million in the first six months of 2016 mainly from lower sales and higher working capital levels for gold inventory and amounts receivable due to the timing of gold shipments.

        Cash used in investing activities decreased to $185.5 million from $284.0 million in the first six months of 2015, reflecting a 44% decrease in capital additions and a $30.5 million increase in net purchases of short-term investments. In addition, the Company spent $67.4 million (C$85 million) for a 50% interest in the Greenstone Gold property in March 2015.

        Financing activities in the first six months of 2016 generated net cash of $3.4 million due to the $24 million drawn on the corporate revolving credit facility in June 2016, partially offset by the payment of dividends and borrowing costs, while the first six months of 2015 used $11.4 million of net cash mainly for the payment of dividends and payment of borrowing costs.

        Cash, cash equivalents and short-term investments at June 30, 2016 decreased to $527.4 million from $542 million at December 31, 2015.

Capital Expenditures (spent and accrued)

		Three months ended June 30,			Six months ended June 30,
Unaudited ($ millions)		2016	2015	% Change	2016	2015	% Change
Kumtor	Sustaining capitalNG	13.6	11.8	15%	36.6	24.3	51%
	Capitalized stripping	25.6	66.0	(61)%	39.7	133.5	(70)%
	Growth capitalNG	5.4	3.9	38%	10.1	10.3	(2)%

	Total	44.6	81.7	(45)%	86.4	168.1	(49)%

Boroo and Gatsuurt	Sustaining capitalNG	—	—	—	—	0.1	(100)%
	Growth capitalNG	3.0	0.5	500%	3.4	0.5	580%

	Total	3.0	0.5	500%	3.4	0.6	467%

Other	Sustaining capitalNG	0.1	0.2	(50)%	0.3	0.3	0%
	Öksüt Project development(1)	1.6	—	100%	5.2	—	100%
	Greenstone Gold Property costs(2)	4.4	4.3	2%	5.2	5.8	(10)%
	Greenstone Partnership acquisition	—	—	—	—	67.4	(100)%

	Total	6.1	4.5	36%	10.7	73.5	(85)%

Consolidated	Sustaining capitalNG	13.7	12.0	14%	36.9	24.7	49%
	Capitalized stripping	25.6	66.0	(61)%	39.7	133.5	(70)%
	Growth capitalNG	8.4	4.4	91%	13.6	10.8	26%
	Öksüt Project development(1)	1.6	—	100%	5.2	—	100%
	Greenstone Gold Property costs(2)	4.4	4.3	2%	5.2	5.8	(10)%
	Greenstone Partnership acquisition	—	—	—	—	67.4	(100)%

Total capital expenditures		53.7	86.7	(38)%	100.6	242.2	(58)%

(1)
Includes $3 million for the purchase of the net smelter royalty from Teck Resources Limited (see "Share Capital and Share Options").

(2)
In accordance with the Company's accounting policy, the 50% share paid on behalf of Premier in the project is capitalized as part of mineral properties in Property, Plant & Equipment.

        Lower capital expenditures in the second quarter of 2016 resulted mainly from lower capitalized stripping at Kumtor.

        During the first six months of 2016, capital expenditures were lower by $141.6 million due to lower capitalized stripping at Kumtor and the spending of $67.4 million on the Greenstone acquisition in 2015, partially offset by higher spending on sustaining capitalNG in the first half of this year.

Credit and Liquidity:

        In the second quarter of 2016, the Company drew $24 million from its $150 million revolving corporate credit facility to bring its current principal amount outstanding to $100 million at June 30,

2016. The funds are available to be re-drawn on a semi-annual basis and at the Company's discretion repayment of the loaned funds may be extended until 2021.

Foreign Exchange:

        The Company receives its revenues through the sale of gold in U.S. dollars. The Company has operations in the Kyrgyz Republic and Mongolia, and its corporate head office is in Toronto, Canada. During the first six months of 2016, the Company incurred combined costs (including capital) totaling roughly $264 million. Approximately $173 million of this (66%) was in currencies other than the U.S. dollar. The percentage of Centerra's non-U.S. dollar costs, by currency was, on average, as follows: 38% in Kyrgyz Soms, 17% in Canadian dollars, 5% in Euros, 3% in Mongolian Tugriks and 2% in Turkish Lira, and approximately 1% in other non U.S. currency. During the first six months of 2016, the average value of the currencies of the Kyrgyz Som, Canadian dollar, and Euro appreciated against the U.S. dollar by approximately 6%, 4%, and 3%, respectively, while the average value of Mongolian tugrik and Turkish Lira, depreciated against the U.S. dollar by approximately 1% and 0.1%, respectively, from their value at December 31, 2015. The net impact of these movements at end of the first six months of 2016, after taking into account currencies held at the beginning of the year, was to increase costs by $8 million (decrease of $7 million in the first six months of 2015).

Share Capital and Share Options

        As of July 26, 2016, Centerra had 242,164,285 common shares issued and outstanding. In addition, as at the same date, the Company had 5,624,779 share options outstanding under its share option plan with exercise prices ranging from Cdn$3.82 to Cdn$22.28 per share, and with expiry dates between 2016 and 2024.

        On July 20, 2016, the Company completed a bought deal offering (the "Offering") of subscription receipts (the "Subscription Receipts") in relation to the acquisition of Thompson Creek announced on July 5, 2016. A total of 23,130,000 Subscription Receipts were sold to the public at a price of C$7.35 per Subscription Receipt. In addition, the underwriters exercised in full their over-allotment option to acquire an additional 3,469,500 Subscription Receipts, such that a total of 26,599,500 Subscription Receipts were issued for total gross proceeds of C$195,506,325. Each Subscription Receipt represents the right of the holder to receive, upon closing of the transaction, without payment of additional consideration or further action, one common share of the Company plus an amount equal to the amount per common share of any cash dividends for which a record date has occurred on or after the closing of the offering and before the date on which common shares underlying the Subscription Receipts are issued or deemed to be issued, net of applicable withholding taxes, if any.

Results of Operating Segments

Kumtor Mine

        The Kumtor open pit mine, located in the Kyrgyz Republic, is the largest gold mine in Central Asia operated by a Western-based gold producer. It has been in production since 1997 and has produced over 10.6 million ounces of gold to June 30, 2016.

Kumtor Operating Results

	Three months ended June 30,			Six months ended June 30,
Unaudited ($ millions, except as noted)	2016	2015	% Change	2016	2015	% Change
Tonnes mined—000s	34,744	40,434	(14)%	74,018	82,165	(10)%
Tonnes ore mined—000s	2,891	168	1621%	4,717	1,506	213%
Average mining grade—g/t	1.84	1.50	23%	1.64	3.10	(47)%
Tonnes milled—000s	1,609	1,554	4%	3,151	2,729	15%
Average mill head grade—g/t	2.63	3.26	(19)%	2.46	4.06	(39)%
Recovery—%	71.9%	77.5%	(7)%	73.3%	79.4%	(8)%
Mining costs—total ($/t mined material)	1.36	1.27	7%	1.28	1.30	(2)%
Milling costs ($/t milled material)	9.80	10.50	(7)%	9.91	11.86	(16)%
Gold produced—ounces	97,724	122,111	(20)%	184,168	286,383	(36)%
Gold sold—ounces	127,909	118,789	8%	189,653	287,974	(34)%
Average realized gold price—$/oz(1)	1,264	1,192	6%	1,238	1,204	3%
Capital expenditures (sustaining)(1)	13.6	11.8	15%	36.6	24.3	51%
Capital expenditures (growth)(1)	5.4	3.9	38%	10.1	10.4	(3)%
Capital expenditures (stripping)	25.6	66.0	(61)%	39.7	133.5	(70)%
Capital expenditures (total)	44.6	81.7	(45)%	86.4	168.2	(49)%
Operating costs (on a sales basis)(2)	61.6	32.7	88%	80.7	70.8	14%
Adjusted operating costs(1)	65.4	37.6	74%	88.3	80.6	10%
All-in Sustaining Costs(1)	98.1	99.1	(1)%	154.7	206.6	(25)%
All-in Costs(1)	103.5	103.0	0%	164.8	216.9	(24)%
All-in Costs—including revenue-based taxes(1)	126.1	122.8	3%	197.7	265.4	(26)%
Adjusted operating costs—$/oz sold(1)	511	317	61%	466	280	66%
All-in sustaining costs—$/oz sold(1)	768	835	(8)%	816	717	14%
All-in costs—$/oz sold(1)	810	867	(7)%	869	753	15%
All-in costs (including revenue-based taxes)—$/oz sold(1)	987	1,034	(5)%	1,043	922	13%

(1)
Adjusted operating costs, all-in sustaining costs, all-in costs and all-in costs—including revenue-based taxes and income taxes (in $ millions and per ounce sold), as well as average realized gold price per ounce sold and capital expenditures (sustaining and growth) are non-GAAP measures and are discussed under "Non-GAAP Measures".

(2)
Operating costs (on a sales basis) is comprised of mine operating costs such as mining, processing, administration, royalties and production taxes (except at Kumtor where revenue-based taxes are excluded), but excludes reclamation costs and depreciation, depletion and amortization.

Second Quarter 2016 compared to Second Quarter 2015

Production:

        In the second quarter of 2016, Kumtor continued to focus on the development and mining of cut-back 17, and obtained increasingly greater quantities of lower grade ore from the upper benches of the ore body. The Company has recently intersected the higher grade ore from the SB Zone from cut-back 17 which is anticipated to provide the majority of the ounces processed during the remainder of the current year.

        Cut-back 17 is unlike past cut-backs at Kumtor since it is significantly larger in size and mining of the ore is spread over a longer period of time. The typical profile of mining a cut-back at Kumtor, starts with waste removal (capitalized stripping), followed by a short period of mining in significantly higher grade ore. Cut-back 16 followed the typical profile, with the completion of mining higher grade ore in early 2015. In contrast, cut-back 17 required a longer stripping period to uncover low grade ore in September 2015 (date when capitalization of stripping stopped), followed by an extended period of mining lower grade ore until the recent intersection of higher grade ore at the end of the second quarter of 2016. Due to the extended mining period, the result has been more mining costs being absorbed by the lower grade ore mined in cut-back 17 from September 2015 until now.

        Total waste and ore mined in the second quarter of 2016 was 34.7 million tonnes compared to 40.4 million tonnes in the comparative period of 2015, representing a decrease of 14%. The decrease was mainly due to 14.6% increased average haulage distance compared to the same period of 2015 (4.3 kilometres compared to 3.7 kilometres), as mining in the second quarter of 2016 was at greater depth and longer hauls were required to the Lysii Valley northern dumps as set forth in the life-of-mine plan. The Company mined 2.9 million tonnes of ore at 1.84 g/t in the second quarter of 2016 compared to 0.2 million tonnes of ore at 1.50 g/t in the comparative quarter.

        During the second quarter of 2016, Kumtor continued to process ore from cut-back 17 and ore stockpiled from the previous year. Kumtor produced 97,724 ounces of gold in the second quarter of 2016 compared to 122,111 ounces of gold in the comparative period of 2015. The decrease in ounces poured is due to processing lower grade ore from stockpiles and from cut-back 17. In contrast, during the comparative quarter of 2015, the Company processed higher grade ore stockpiled from the lower benches of cut-back 16.

        During the second quarter of 2016, Kumtor's head grade was 2.63 g/t with a recovery rate of 71.9%, compared to 3.26 g/t and a recovery rate of 77.5% for the same period of 2015. The lower head grade was partially offset by 4% higher milled tonnes processed than the comparative period in 2015. The mill achieved increased throughput in the second quarter of 2016 averaging 17,700 tonnes per day compared to 17,100 tonnes per day in the comparative quarter. Actions taken to increase the throughput have included blending harder and softer ore, opening screens in the SAG mill and increasing the grinding media sizes in the SAG and ball mills.

Operating costs and All-in Measures:

        Operating costs (on a sales basis), increased by $28.9 million predominantly due to increased sales, and processing ounces in the second quarter of 2016 with greater mining costs as cut-back 17 ounces require more waste tonnes to be moved. In the comparative period of 2015, the mining costs were capitalized as they were focused on the initial stages of cut-back 17, before ore in the cut-back had been uncovered.

        The movements in the major components of operating costs (mining, milling and site support) in the second quarter of 2016 compared to the same period of 2015 are explained as follows:

Mining Costs, before capitalization of stripping activity (Second Quarter 2016 compared to Second Quarter 2015):

        Mining costs, including capitalized stripping, totalled $47.1 million in 2016, which was $4.1 million lower than the comparative period. Decreased costs for the second quarter of 2016 include lower diesel costs ($4.2 million) due to lower fuel prices and lower blasting costs ($0.7 million). This was partially offset by higher costs for tires ($0.9 million) due to the timing of tire replacements during the quarter.

Milling Costs (Second Quarter 2016 compared to Second Quarter 2015):

        Milling costs of $15.7 million in the second quarter of 2016 compared to $16.4 million in the comparative quarter of 2015. Milling costs in 2016 were lower than the comparative period due mainly to the lower cost of cyanide ($0.3 million).

Site support costs (Second Quarter 2016 compared to Second Quarter 2015):

        Site support costs in the second quarter of 2016 totalled $10.9 million compared to $11.9 million in the second quarter of 2015. The decrease is primarily attributable to lower insurance costs resulting from lower premiums, and lower labour costs due to a reduction in manpower.

Other Cost movements:

        DD&A associated with sales, increased to $56.4 million in the second quarter of 2016, from $43.5 million in the comparative quarter of 2015. The increase in DD&A is mainly due to the increased depreciation charges relating to the ounces processed from cut-back 17 compared to the ounces processed in the comparative period and the higher ounces sold in the second quarter of 2016.

        All-in sustaining costs per ounce soldNG, which excludes revenue-based taxes, was $768 in the second quarter of 2016 compared to $835 in the second quarter of 2015, representing a decrease of 8%. The decrease results primarily from the higher ounces sold, as the Company sold the 33,165 ounces that were delayed at the end of March 2016 due to the contractual negotiations between Kyrgyzaltyn and its off-take bank.

        All-in costs per ounce soldNG, which excludes revenue-based taxes, in the second quarter of 2016 was $810 compared to $867 in the same period of 2015, representing a decrease of 7%. The decrease is a result of lower all-in sustaining costsNG, as explained above.

First Half 2016 compared to First Half 2015

        During the first half of 2016, Kumtor focused predominantly on the development and mining of cut-back 17.

        Total waste and ore mined in the first half of 2016 was 74.0 million tonnes compared to 82.2 million tonnes in the comparative period of 2015, representing a decrease of 10%, primarily due to the 14% increase in average haulage distance when compared to the same period of 2015. The Company mined 4.7 million tonnes of ore at 1.64 g/t in the first half of 2016 compared to 1.5 million tonnes of ore at 3.10 g/t in the comparative period.

        Kumtor produced 184,168 ounces of gold in the first half of 2016 compared to 286,383 ounces of gold in the comparative period of 2015. The decrease in ounces poured is a result of the increasing size of cut-backs that has resulted in the Company continuing to mine and process the lower grade ore from cut-back 17, blended with lower grade stockpiles. In contrast, during the comparative period of 2015, the Company processed higher grade ore mined from the final benches of cut-back 16 during the first quarter of the comparative period.

        During the first half of 2016, Kumtor's head grade was 2.46 g/t with a recovery of 73.3%, compared with 4.06 g/t and a recovery of 79.4% for the same period in 2015. Tonnes processed were approximately 3.2 million for the first half of 2016, 15% higher than the comparative period in 2015 as a result of targeted actions to improve throughput. In addition, the comparative period of 2015 was affected by lower throughput rates due to a ring gear replacement of the Ball mill.

Operating costs and All-in Measures:

        Operating costs (on a sales basis), excluding capitalized stripping, increased by $9.9 million to $80.7 million compared to $70.8 million in the comparative period of 2015. This was predominantly as a result of processing in the first half of 2016 ounces with greater mining costs due to higher waste haulage while releasing lower grade ounces during the initial benches of cut-back 17. In the comparative period of 2015, greater mining costs were capitalized as they were focused on the initial stages of cut-back 17 before uncovering ore.

        DD&A associated with sales, decreased to $68.8 million in the first half of 2016, from $112.3 million in the comparative period of 2015, mainly due to 34% fewer ounces sold. The decrease was magnified by the reversal of a non-cash inventory impairment that was recorded during the first half of 2016 (see discussion below).

        At December 31, 2015, Kumtor conducted its quarterly inventory valuation test against the estimated net realizable value of inventory and as a result recorded an inventory impairment related to its stockpiles of $27.2 million. The same test conducted at June 30, 2016 resulted in a reduction of the impairment to $15.4 million, reflecting higher realized gold prices and lower operating costs in the first half of 2016. As a result, the Company recorded a reversal in its impairment of $11.8 million which was credited to costs of sales during the first half of 2016 (a reversal of $12.9 million in the quarter ended March 31, 2016 and an additional charge of $1.1 million in the quarter ended June 30, 2016).

        All-in sustaining costs per ounce soldNG, which excludes revenue-based taxes, was $816 for the first half of 2016 compared to $717 in the first half of 2015, representing an increase of 14%. The increase results primarily from the lower ounces sold in the first half of 2016 due to lower production. This was partially offset by reduced operating costs for mining, milling and site support discussed above.

        All-in costs per ounce soldNG, which excludes revenue-based taxes, in the first half of 2016 was $869 compared to $753 in the same period of 2015, representing an increase of 15%. The increase is due to the higher all-in sustaining costsNG, explained above.

Development Projects

Öksüt Project:

        At the Öksüt Project in Turkey, the Company spent $1.6 million and $5.2 million during the three and six months ended June 30, 2016 respectively ($1.8 million and $3.6 million in the three and six months ended June 30, 2015) on development activities to progress the ESIA, access and site preparation and detailed engineering works. With the approval of the feasibility study in July 2015, development costs at the Öksüt Project are now being capitalized.

        Following approval of the business opening permit from local authorities in December 2015, applications were submitted for the land usage permits (Forestry and Pastureland). On July 14, 2016, OMAS received the Forestry Usage Permit for the project. The Pastureland permit is currently outstanding and the Company is working with the relevant agencies to obtain the permit which is expected shortly. There are no assurances that the approval of the Pastureland permit or other permits will be obtained by the Company in the anticipated time frame, or at all.

        Due to delays in receiving operating permits, the Company now expects to commence development of the Öksüt Project in the fourth quarter of 2016 with first gold production anticipated in mid-2018. On September 3, 2015 a Technical Report for the Öksüt Project was filed on SEDAR.

        On April 5, 2016, OMAS entered into a $150 million credit facility agreement with UniCredit Bank AG to assist in financing the construction of the Company's Öksüt Project. The interest rate on the Öksüt Facility is LIBOR plus 2.65% to 2.95% (dependent on project completion status). It is secured by the Öksüt assets and is non-recourse to the Company. Availability of the Öksüt Facility is subject to customary conditions precedent, including receipt of all necessary permits approvals.

        The Company's operations in Turkey have not been affected by recent political developments; however, no assurances can be provided in this regard.

Gatsuurt Project:

        The Company continued to engage in discussions with the Mongolian Government regarding the definitive agreements relating to the Gatsuurt Project, during the quarter. The Company is currently drilling on the property and is carrying out resource definition, metallurgical, exploration, geo-technical and hydrogeological drilling in support of eventual project development. See "Other Corporate Developments—Mongolia".

Greenstone Gold Property:

        In the second quarter of 2016, the Company funded $7.3 million ($10.9 million in the first six months of 2016) on project development activities ($28.2 million, cumulative to date) at GGM. During the second quarter, work continued on advancing the feasibility study for the Hardrock Project, including completing peer reviews with third party engineers, with results to be incorporated into the final feasibility study. GGM has decided to optimize certain aspects of the study to improve the economics and has delayed the completion of the feasibility study to the end of October 2016. During the second quarter of 2016, GGM exercised purchase options totaling $5.4 million to acquire houses and land surrounding the project area.

        GGM submitted a draft Environmental Impact Study/Environmental Assessment ("EIS/EA") in February and received comments from the various provincial and federal regulatory agencies, as well as from all other stakeholders. GGM, along with their consultants, have been reviewing and evaluating these comments, consulted with the regulators, and amendments will be addressed in the final EIS/EA submission, which is expected to occur a few months after the completion of the feasibility study.

        GGM continues to engage and consult with local communities of interest regarding mutually beneficial impact benefit agreements.

Other Financial Information—Related Party Transactions

Kyrgyzaltyn JSC

        Revenues from the Kumtor gold mine are subject to a management fee of $1.00 per ounce based on sales volumes, payable to Kyrgyzaltyn, a shareholder of the Company and a state-owned entity of the Kyrgyz Republic.

        The table below summarizes the management fees paid and accrued by Kumtor Gold Company ("KGC"), a subsidiary of the Company, to Kyrgyzaltyn and the amounts paid and accrued by Kyrgyzaltyn to KGC according to the terms of a Restated Gold and Silver Sales Agreement ("Sales Agreement") between KGC, Kyrgyzaltyn and the Government of the Kyrgyz Republic dated June 6,

2009. In March 2016, Kumtor agreed to a $0.50 per ounce increase in the discount attributable to gold sales under the Sales Agreement.

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Included in sales:
Gross gold and silver sales to Kyrgyzaltyn	$162,582	$142,293	$236,276	$348,321
Deduct: refinery and financing charges	(958)	(700)	(1,431)	(1,738)

Net sales revenue received from Kyrgyzaltyn	$161,624	$141,593	$234,845	$346,583

Included in expenses:
Contracting services provided by Kyrgyzaltyn	$347	$368	$699	$664
Management fees to Kyrgyzaltyn	128	119	190	288

Expenses paid to Kyrgyzaltyn	$475	$487	$889	$952

Dividends:
Dividends declared to Kyrgyzaltyn	$2,364	$2,476	$4,701	$4,952
Withholding taxes	(118)	(124)	(235)	(248)

Net dividends declared to Kyrgyzaltyn	$2,246	2,352	$4,466	$4,704

Related party balances

        The assets and liabilities of the Company include the following amounts receivable from and payable to Kyrgyzaltyn:

	June 30, 2016	December 31, 2015
Amounts receivable	$39,214	$25,725

Dividends payable (net of withholding taxes)	$17,562	$13,096
Net unrealized foreign exchange gain	(3,025)	(3,766)

Dividends payable (net of withholding taxes)(a)	14,537	9,330
Amounts payable	1,130	1,039

Total related party liabilities	$15,667	$10,369

(a)
Equivalent of Cdn$18.8 million as at June 30, 2016 (December 31, 2015—Cdn$12.9 million).

        Gold produced by the Kumtor mine is purchased at the mine site by Kyrgyzaltyn for processing at its refinery in the Kyrgyz Republic pursuant to the Sales Agreement. Amounts receivable from Kyrgyzaltyn arise from the sale of gold to Kyrgyzaltyn. Kyrgyzaltyn is required to pay for gold delivered within 12 days from the date of shipment. Default interest is accrued on any unpaid balance after the permitted payment period of 12 days. The obligations of Kyrgyzaltyn are partially secured by a pledge of 2,850,000 shares of Centerra owned by Kyrgyzaltyn.

        As at June 30, 2016, $39.2 million was outstanding under the Sales Agreement (December 31, 2015—$25.7 million). Subsequent to June 30, 2016, the previously outstanding balance receivable from Kyrgyzaltyn was paid in full.

Dividends payable and restricted cash held in trust

        In the second quarter of 2016, the Company declared dividends, net of withholding taxes, of $2.2 million to Kyrgyzaltyn (second quarter 2015—$2.4 million). These funds were held in trust as a result of Ontario court proceedings against the Kyrgyz Republic and Kyrgyzaltyn. As a result of an Ontario court decision, the dividends previously held in trust were released to Kyrgyzaltyn on July 26, 2016.

        See "Other Corporate Developments—Corporate" for additional information.

        Dividends payable to Kyrgyzaltyn at June 30, 2016, net of unrealized foreign exchange were $14.5 million (December 31, 2015—$9.3 million).

Dividends declared and paid

        Dividends declared and paid to Kyrgyzaltyn relate to the normal quarterly dividend declared by Centerra.

Quarterly Results—Previous Eight Quarters

        Over the last eight quarters, Centerra's results reflect the impact of an overall decline in gold prices and decreasing input costs, such as diesel, labour and consumables, which have seen a continued decrease through 2014, 2015 and 2016. The weakening of currencies as compared to the U.S. dollar has also had a positive impact on foreign-denominated costs in the latter part of 2014, 2015 and into 2016. The quarterly production profile for 2016 is expected to be more concentrated in the last half of the year, while the production profile in 2015 was more consistent across each quarter, as processing was mainly from stockpiles. Following the update to the reserves at the end of 2014, the Company recorded, in the fourth quarter of 2014, an impairment charge to the goodwill amount it carried on its Kyrgyz cash generating unit ("CGU") of $111.0 million. At the subsequent annual goodwill impairment test on September 1, 2015, the Company wrote down the remaining goodwill balance for its Kyrgyz CGU of $18.7 million, reflecting continued weakness in gold prices. Non-cash costs have also progressively increased since 2014. Depreciation at Kumtor increased due to its expanded mining fleet and the increased amortization of capitalized stripping resulting from increased stripping as the pit gets larger. The quarterly financial results for the last eight quarters are shown below:

	2016		2015				2014
$ million, except per share data Quarterly data unaudited	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Revenue	162	73	148	116	147	213	360	136
Net earnings (loss)	3	18	(3)	(18)	22	41	(11)	(3)
Basic earnings (loss) per share	0.01	0.08	(0.01)	(0.08)	0.09	0.17	(0.05)	(0.01)
Diluted earnings (loss) per share	—	0.07	(0.01)	(0.08)	0.09	0.17	(0.05)	(0.02)
Other Corporate Developments

        The following is a summary of corporate developments with respect to matters affecting the Company and its subsidiaries. Readers are cautioned that there are a number of legal and regulatory matters that are currently affecting the Company and that the following is only a brief summary of such matters. For a more complete discussion of these matters, see the Company's most recently filed Annual Information Form available on SEDAR at www.sedar.com. The following summary also contains forward-looking statements and readers are referred to "Caution Regarding Forward-looking Information".

Kyrgyz Republic

Notice of Arbitration

        On May 30, 2016, Centerra delivered a notice of arbitration to the Kyrgyz Republic government and Kyrgyzaltyn in connection with certain ongoing disputes relating to the Kumtor Project. These include, among other things: (i) each of the environmental claims brought by the Kyrgyz Republic State Inspectorate for Environment and Technical Safety ("SIETS") and the Kyrgyz Republic State Agency for Environment Protection and Forestry ("SAEPF") and the decisions of the Kyrgyz Republic courts related thereto; and (ii) the previously announced claims of the Kyrgyz Republic General Prosecutor's Office ("GPO") seeking to unwind a US$200 million inter-corporate dividend paid by KGC to Centerra in December 2013 and the related search of KGC's Bishkek office conducted on April 28, 2016. On July 12, 2016, the Company delivered an amended notice of arbitration to the Kyrgyz Republic Government and Kyrgyzaltyn to include, among other things, subsequent decisions of the Kyrgyz Republic courts in relation to the claims of SIETS and SAEPF and actions by Kyrgyz Republic instrumentalities, including the GPO, which interfere with KGC's operations. Under Centerra's Restated Investment Agreement with the Kyrgyz Republic dated as of June 6, 2009 (the "2009 Restated Investment Agreement"), the arbitration will be determined by a single arbitrator. After failing to agree on the name of an arbitrator Centerra has applied to the Permanent Court of Arbitration in The Hague, the Netherlands to appoint an arbitrator. The arbitration will be conducted under UNCITRAL Arbitration Rules in Stockholm, Sweden, and disputes arising out of the 2009 Restated Investment Agreement will be governed by the law of the State of New York, USA and the conduct and operations of the parties will be governed by the 2009 Restated Investment Agreement, the 2009 Restated Concession Agreement and the laws of the Kyrgyz Republic.

        Even if the Company is successful in convincing the arbitrator to reduce the amounts claimed or overturn the claims brought by SIETS, SAEPF or other matters which the Company believes are subject to the notice of arbitration, there are no assurances that such an arbitration award would be recognized and enforced by courts in the Kyrgyz Republic, as the courts of the Kyrgyz Republic have held that certain environmental claims brought by SIETS and SAEPF are not within the scope of the arbitration provision of the 2009 Restated Investment Agreement. Accordingly, the Company may be obligated to pay part of or the full amounts of, among others, the SIETS and SAEPF claims regardless of the action taken by the arbitrator. The Company may not have sufficient insurance to cover these costs and there are no litigation reserves for such amounts. If the Company were obligated to pay these amounts, it would have a material adverse impact on the Company's future cash flows, earnings, results of operations and financial condition.

Kyrgyz Permitting and Regulatory Matters

        On June 23, 2016, the Company received its 2016 maximum allowable emissions permit for its Kumtor Project from SAEPF, which permit is valid until December 31, 2016. In addition, Kumtor Project also received approval from SAEPF for its 2016 maximum allowable discharge permit which allows for discharge of treated effluent. On June 27, 2016, SAEPF issued its official environmental expertise (approval) on the 2016 mine plan for the Kumtor Project. Centerra now has all the necessary permits and approvals in place for continuous operations at the Kumtor Project throughout the second half of 2016.

        However, KGC notes that on July 11, 2016, SAEPF again expressed concerns to KGC about approving Kumtor's Ecological Passport due to the application of the 2005 Kyrgyz Republic Water Code and would not provide the renewed Ecological Passport. As previously noted, the Ecological Passport identifies some of the permits and approvals required by Kumtor for its operations. KGC continues to be in discussions with SAEPF, however the Company does not believe that the absence of the Ecological Passport will have a material effect on the Kumtor Project operations.

        While KGC management will continue to work closely with SAEPF and the Kyrgyz State Agency for Geology and Mineral Resources to obtain all necessary permits and approvals for continued operation of the Kumtor Project beyond December 31, 2016, Centerra can provide no assurance that such permits and approvals will be granted in a timely fashion or at all. Failure to obtain the necessary permits and approvals in a timely fashion could lead to suspension of Kumtor Project operations until such permits and approvals are obtained.

        KGC continues to operate fully in compliance with permits as granted. The Company understands that the delay in obtaining the necessary approvals and permits related to, among other things, concerns regarding the mining of ice at Kumtor. With regard to the mining of ice, regulatory authorities referenced the 2005 Water Code of the Kyrgyz Republic (Water Code) and its prohibition regarding the mining of ice. Centerra has repeatedly disputed the interpretation of the Water Code by the regulatory agencies based on the rights provided to Centerra and KGC under the Kumtor Project Agreements.

        Should Kumtor be prohibited from moving ice (as a result of the purported application of the Water Code) or if any required permits are withdrawn or not renewed, the entire December 31, 2015 mineral reserves at Kumtor, and Kumtor's current life-of-mine plan would be at risk, leading to an early closure of the operation. Centerra believes that any disagreements with respect to the foregoing would be subject to international arbitration under the Kumtor Project Agreements.

Draft Bill on Nationalization

        On June 28, 2016, the Kyrgyz Republic Parliament posted a draft bill, for public comment, of the "Law on Nationalization of Kumtor Gold Company CJSC's Property," (the "Draft Nationalization Bill"), which was proposed by deputies of the Ata-Meken political party, a ruling coalition party in the Kyrgyz Republic parliament. The Draft Nationalization Bill proposes the nationalization of all assets of KGC, and the suspension of the effect of the 2009 Restated Investment Agreement, among other laws and agreements relating to the Kumtor Project.

        As previously disclosed, the Kumtor Project has in recent years been threatened with proposed Parliamentary decrees and draft laws that would have the effect of nationalization. While the Company believes that it is unlikely that the Draft Nationalization Bill will be adopted, it cannot predict with certainty the likelihood of adoption. If the Draft Nationalization Bill were passed, it would have a material adverse impact on the Company's interest in the Kumtor Project, future cash flows, earnings, results of operations and financial condition.

SIETS and SAEPF Claims

        As previously disclosed, the Kumtor Project is subject to a number of claims made by, among others, Kyrgyz Republic state environmental agencies. The Company believes that such claims are, in substance, an attempt by the Kyrgyz Republic to impose additional taxes and payments on the Kumtor Project which are prohibited by the terms of the 2009 Restated Investment Agreement and are not based on improper environmental practices or conduct.

        On May 25, 2016, the Bishkek Inter-District Court in the Kyrgyz Republic ruled against Kumtor Operating Company ("KOC"), Centerra's wholly-owned subsidiary, on two claims made by SIETS in relation to the placement of waste rock at the Kumtor waste dumps and unrecorded wastes from Kumtor's effluent and sewage treatment plants. The Inter-District Court awarded damages of 6,698,878,290 Kyrgyz soms (approximately US$99.4 million, based on an exchange rate of 67.4 Kyrgyz soms per US$1.00) and 663,839 Kyrgyz soms (approximately US$10,000), respectively. On June 1, 2016, the Inter-District Court ruled against KOC on two other claims made by SIETS in relation to alleged land damage and failure to pay for water use. The Inter-District Court awarded damages of 161,840,109 Kyrgyz soms (approximately US$2.4 million) and 188,533,730 Kyrgyz soms (approximately

US$2.8 million), respectively. Centerra and KOC strongly dispute the SIETS claims and have appealed the decisions to the Bishkek City Court and will, if necessary, appeal to the Kyrgyz Republic Supreme Court.

        On June 3, 2016, the Inter-District Court held a hearing in respect of the claim made by SAEPF alleging that Kumtor owes additional environmental pollution fees in the amount of approximately US$220 million. The court did not issue a decision on the merits of the claim itself. However, at the request of SAEPF, the court granted an interim order against KGC, to secure SAEPF's claim. The interim order prohibits KGC from taking any actions relating to certain financial transactions including, transferring property or assets, declaring or paying dividends or making loans. The injunction is effective immediately. KGC's appeal of the Inter-District Court's order to Bishkek City Court was dismissed on July 19, 2016 and the Company intends to appeal that decision to the Kyrgyz Republic Supreme Court. As a result of the appeal by KGC, the proceedings on the merits of the SAEPF claim at the Bishkek Inter-District Court to be held on June 21, 2016 were suspended pending resolution of the appeal.

        As a result, cash generated from the Kumtor Project must continue to be held in KGC and is not available for distribution to Centerra. As at June 30, 2016, KGC's cash balance was $15.6 million.

Criminal Proceedings Against Unnamed KGC Managers

        On May 30, 3016, a new criminal case was opened by the GPO against unnamed KGC managers alleging that such managers engaged in transactions that deprived KGC of its assets or otherwise abused their authority, causing damage to the Kyrgyz Republic. Specifically, the case appears to be focused on the commercial reasonableness of certain of KGC's commercial transactions and in particular, the purchase of goods and supplies in the normal course of its business operations and the expenses relating to the relocation of the Kumtor Project's camp in 2014 and 2015. Further to such investigation, the GPO has carried out searches of KGC's offices and seized documents and records. The Company and KGC strongly dispute the allegation that any such commercial transactions or the actions of KGC managers were in any way improper. The Company and KGC will challenge the actions of the GPO in the courts of the Kyrgyz Republic as well as in international arbitration.

2013 KGC Dividend Civil and Criminal Proceeding

        On June 3, 2016, the Inter-District Court also renewed a claim previously commenced by the GPO seeking to unwind the $200 million dividend paid by KGC to Centerra in December 2013 (the "2013 Dividend"). The Company also understands that the GPO has initiated a criminal proceeding against executives of the Company and KGC in respect of the 2013 Dividend and that Kyrgyz Republic State National Security Committee is investigating in relation to that proceeding.

KGC Employee Movement Restrictions

        In connection with the foregoing criminal investigations, restrictions have been imposed on certain KGC managers and employees, which prohibit them from leaving the Kyrgyz Republic.

GPO Review of Kumtor Project Agreements

        On June 14, 2016, according to reports in the Kyrgyz Republic, the Kyrgyz Republic President instructed the GPO to investigate the legality of the agreements relating to the Kumtor Project which were entered into in 2003, 2004 and 2009. The 2009 Restated Investment Agreement governing the Kumtor Project which was entered into in 2009 superceded entirely the 2003 and 2004 agreements. The 2009 Restated Investment Agreement was negotiated with the Kyrgyz Republic government, Kyrgyzaltyn JSC and their international advisers, and approved by all relevant Kyrgyz Republic state authorities, including the Kyrgyz Republic Parliament and any disputes under the 2009 Restated Investment Agreement are subject to resolution by international arbitration.

Criminal Charges Regarding 2016 Casualty at Kumtor Mill

        On June 16, 2016, the Investigator of the Jety-Oguz District Department of Interior Affairs initiated criminal proceedings against two KGC managers in relation to the previously disclosed death of a KGC employee due to an industrial accident which occurred in January 2016.

Management Assessment of Claims

        The Company remains committed to working with Kyrgyz Republic authorities to resolve these issues in accordance with the agreements governing the Kumtor Project ("Kumtor Project Agreements"), which provide for all disputes to be resolved by international arbitration, if necessary. Although the Company has reviewed the various claims discussed above and believes that all disputes related to the 2009 Restated Investment Agreement should be determined in arbitration, there is a risk that the arbitrator may reject the Company's claims. There are also risks that an arbitrator will determine it does not have jurisdiction and/or may stay the arbitration pending determination of certain issues by the Kyrgyz Republic courts. These claims include, but are not limited to, (i) the validity or enforceability of the 2009 Restated Investment Agreement itself, (ii) criminal claims and (iii) any claims that a non-party to the 2009 Restated Investment Agreement has brought in Kyrgyz Republic courts. There is also risk that a Kyrgyz Republic court would not confirm and/or enforce an arbitration award issued by the arbitrator. There are also no assurances that: (i) the Company will be able to successfully resolve any or all of the outstanding matters affecting the Kumtor Project; (ii) any discussions between the Kyrgyz Republic government and Centerra will result in a mutually acceptable solution regarding the Kumtor Project Agreements; (iii) Centerra will receive the necessary legal and regulatory approvals under Kyrgyz law and/or Canadian law; or (iv) the Kyrgyz Republic government and/or Parliament will not take actions that are inconsistent with the government's obligations under the Kumtor Project Agreements, including adopting a law "denouncing" or purporting to cancel or invalidate the Kumtor Project Agreements or laws enacted in relation thereto, including the Draft Nationalization Bill. The inability to successfully resolve all such matters could lead to suspension of operations of the Kumtor Project and would have a material adverse impact on the Company's future cash flows, earnings, results of operations and financial condition.

Mongolia

Gatsuurt—Development

        Throughout the first half of 2016, the Company held discussions with the Mongolian Government to implement the previously disclosed 3% special royalty in lieu of the Government's 34% direct interest in the Gatsuurt project. Various working groups have been established by the Mongolian Government to negotiate with Centerra and its wholly owned subsidiary, Centerra Gold Mongolia ("CGM"), the definitive agreements relating to the Gatsuurt Project.

        Concurrent with the negotiations of such agreements, the Company is undertaking economic and technical studies to update the existing studies on the project, which were initially completed and published in May 2006. As part of such work, the Company is conducting a program of exploration drilling, and geotechnical and additional hydrogeological drilling.

        There are no assurances that Centerra will be able to negotiate definitive agreements with the Mongolian Government (in a timely fashion or at all) or that such economic and technical studies and drilling programs will have positive results. The inability to successfully resolve all such matters could have a material impact on the Company's future cash flows, earnings, results of operations and financial condition.

Gatsuurt—Illegal Mining

        CGM and Centerra continue to work with appropriate Mongolian federal and aimag (local) governments, relevant state bodies and police to clear the Gatsuurt site from artisanal miners and to restrict their access to the site. Centerra does not support any violence or excessive use of force in encounters between Mongolian authorities and artisanal miners and has made this explicitly clear to the Mongolian authorities. In early April 2016, the Company resumed limited drilling activity at the Gatsuurt site. The presence of artisanal miners on the Gatsuurt site has decreased significantly since drilling activity resumed.

Claim Against the Mongolian Mineral Resources Authority to Revoke Gatsuurt Mining Licenses

        In the first quarter of 2016, a non-governmental organization called "Movement to Save Mt. Noyon" filed a claim against the Mongolian Mineral Resources Authority (MRAM) requesting that MRAM revoke the two principle mining license underlying the Gatsuurt Project. CGM, the holder of these two mining licenses, is involved in the claim as a third party. The Company and CGM will continue to monitor the proceedings.

Corporate

Ontario Court Proceedings Involving the Kyrgyz Republic and Kyrgyzaltyn

        Since 2011, there have been four applications commenced in the Ontario courts by different applicants against the Kyrgyz Republic and Kyrgyzaltyn JSC, each seeking to enforce in Ontario international arbitral awards against the Kyrgyz Republic. None of these disputes relate directly to Centerra or the Kumtor Project. In each of these cases, the applicants have argued that the Kyrgyz Republic has an interest in the Common Shares held by Kyrgyzaltyn JSC, a state controlled entity, and therefore that such applicant(s) are entitled to seize such number of Common Shares and/or such amount of dividends as necessary to satisfy their respective arbitral awards against the Kyrgyz Republic. On July 11, 2016, the Ontario Superior Court of Justice released a decision on the common issue in these four applications as to whether the Kyrgyz Republic has an exigible ownership interest in the Common Shares held by Kyrgyzaltyn JSC. The Ontario Superior Court of Justice held that the Kyrgyz Republic does not have any equitable or other right, property, interest or equity of redemption in the Common Shares held by Kyrgyzaltyn JSC. As a result, on July 20, 2016, the Ontario Superior Court of Justice set aside previous injunctions which prevented Centerra from, among other things, paying any dividends to Kyrgyzaltyn. Accordingly, Centerra has now released to Kyrgyzaltyn approximately C$18.9 million which was previously held in trust for the benefit of two Ontario court proceedings.

Changes in Accounting Policies

Future Changes in accounting policies

Recently adopted accounting policies are as follows:

        IFRS 9, Financial Instruments ("IFRS 9") was issued by the IASB in July 2014. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. IFRS 9 provides a revised model for recognition, measurement and impairment of financial instruments. IFRS 9 also includes a substantially reformed approach to hedge accounting. The Company adopted IFRS 9 in its financial statements on April 1, 2016. The adoption of this standard did not have a material impact on the Company's consolidated financial statements, but did result in additional disclosure.

Recently issued but not adopted accounting guidance are as follows:

        In May 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers ("IFRS 15"). IFRS 15 establishes principles for reporting the nature, amount, timing, and uncertainty of revenue and cash flows arising from an entity's contract with customers. This standard is effective for annual periods beginning on or after January 1, 2018, and permits early adoption. The Company is currently assessing the impact of adopting this standard on its consolidated financial statements.

        In January 2016, the IASB issued a new standard and a number of amendments:

  •
  New standard IFRS 16, Leases ("IFRS 16"). This standard is effective for annual periods beginning on or after January 1, 2019, and permits early adoption, provided IFRS 15, has been applied, or is applied at the same date as IFRS 16. IFRS 16 requires lessees to recognize assets and liabilities for most leases. The Company is in the process of determining the impact of IFRS 16 on its consolidated financial statements.

  •
  Amendments to IAS 7, Statements of Cash Flows ("IAS 7"). The amendments require disclosures that enable users of financial statements to evaluate changes in liabilities arising from financing activities, including both changes arising from cash flow and non-cash changes. The amendments apply prospectively for annual periods beginning on or after January 1, 2017, with earlier application permitted. The Company intends to adopt the amendments to IAS 7 in its financial statements for the annual period beginning on January 1, 2017. The extent of the impact of adoption of the amendments has not yet been determined.

  •
  Amendments to IAS 12, Income Taxes ("IAS 12"). The amendments apply for annual periods beginning on or after January 1, 2017 with retrospective application. Early application of the amendments is permitted. The amendments clarify that the existence of a deductible temporary difference is not affected by possible future changes in the carrying amount or expected manner of recovery of the asset and also clarify the methodology to determine the future taxable profits used for assessing the utilization of deductible temporary differences. The Company intends to adopt the amendments to IAS 12 in its financial statements for the annual period beginning on January 1, 2017. The extent of the impact of adoption of the amendments has not yet been determined.

Disclosure Controls and Procedures and Internal Control Over Financial Reporting ("ICFR")

        Centerra adheres to COSO's 2013 Internal Control Framework for the design of its internal controls over financial reporting.

        There was no change in the Company's internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the Company's internal controls over financial reporting.

        The evaluation of disclosure controls and procedures and internal controls over financial reporting under COSO's 2013 Internal Control Framework was carried out under the supervision of and with the participation of management, including Centerra's CEO and CFO. Based on these evaluations, the CEO and the CFO concluded that the design and operation of these disclosure controls and procedures and internal control over financial reporting were effective.

2016 Outlook

        Centerra's 2016 gold production is expected to be between 500,000 to 530,000 ounces, which narrows the range from the previous guidance of 480,000 to 530,000 ounces as disclosed in the Company's news release of May 3, 2016. All of Centerra's 2016 production is expected to come from the Kumtor mine and is consistent with the 2016 production outlined in the life-of-mine plan set out in the Kumtor NI 43-101 technical report dated March 20, 2015, filed on SEDAR. According to the 2016 mine plan at Kumtor more than half of the annual gold production will come in the second half of 2016.

        The Boroo operation will continue with closure activities mainly focusing on reclamation work. Any revenue from Boroo gold production from the drain down of the heap leach pad will be offset against mine closure costs. The 2016 production forecast assumes no gold production from Boroo or Gatsuurt, which is unchanged from the previous guidance.

        The Company has revised its 2016 forecast to reflect lower operating costs, capital expenditures, and DD&A expense at Kumtor and higher exploration and development costs at the Gatsuurt property. The Company has also revised its 2016 forecast for capital costs at the Öksüt, Greenstone, and Gatsuurt development projects as discussed below. Centerra's 2016 guidance for corporate administration and community costs remains unchanged from the previous guidance disclosed in the Company's news release of May 3, 2016.

2016 All-in Unit CostsNG

        Centerra has updated its 2016 guidance for all-in sustaining costs per ounce soldNG and all-in costs (excluding Öksüt, Greenstone, and Gatsuurt development projects) per ounce soldNG as follows:

	Revised Guidance		Previous Guidance at 2016 Q1
	Kumtor	Consolidated(5)	Kumtor	Consolidated(5)
Ounces sold forecast	500,000 - 530,000	500,000 - 530,000	480,000 - 530,000	480,000 - 530,000
US $ / gold ounces sold
Operating Costs	374 - 396	374 - 396	400 - 442	400 - 442
Changes in inventories	(39) - (41)	(39) - (41)	(8) - (9)	(8) - (9)

Operating Costs (on a sales basis)	$335 - 355	$335 - 355	$392 - 433	$392 - 433

Regional office administration	29 - 30	29 - 30	29 - 32	29 - 32
Community costs related to current operations	4 - 5	4 - 5	4 - 5	4 - 5
Refining costs and by-product credits	1	1	1	1

Subtotal (Adjusted Operating Costs)(1)	$369 - 391	$369 - 391	$426 - 471	$426 - 471

Corporate general & administrative costs	—	56 - 62	—	56 - 62
Accretion expense	2	3	3	4
Capitalized stripping costs—cash	204 - 216	204 - 216	230 - 254	230 - 254
Capital expenditures (sustaining)(1)	142 - 150	144 - 152	158 - 174	161 - 177

All-in Sustaining Costs(1)	$717 - 759	$776 - 824	$817 - 902	$877 - 968

Capital expenditures (growth)(1)(5)	32 - 34	32 - 34	49 - 54	49 - 54
Boroo closure costs(2)	—	7 - 8	—	14 - 16
Other costs(3)	—	36 - 37	—	25 - 28

All-in Costs (excluding development projects costs)(5)	$749 - 793	$851 - 903	$866 - 956	$965 - 1,066

Revenue-based taxes and income taxes(4)	177	177	168	168

All-in Costs (excluding development projects costs and including revenue-based taxes and income taxes)(1)(5)	$926 - 970	$1,028 - 1,080	$1,034 - 1,124	$1,133 - 1,234

(1)
Adjusted operating costs per ounce sold, all-in sustaining costs per ounce sold, all-in costs (excluding growth projects costs) per ounce sold, all-in costs (excluding development projects costs and including revenue-bases taxes and income taxes) per ounce sold, as well as capital expenditures (sustaining and growth) are non-GAAP measures and are discussed under "Non-GAAP Measures".

(2)
Boroo closure costs include maintaining the Boroo mill on care and maintenance and ongoing closure costs net of gold sales.

(3)
Other costs per ounce sold include global exploration expenses, business development expenses and other costs not related to current operations.

(4)
Includes revenue-based tax that reflects actual realized gold price of $1,238 per ounce sold for January - June period and a forecasted gold price assumption of $1,275 per ounce sold for July - December period ($1,200 per ounce sold for April - December period in the previous guidance).

(5)
All-in costs per ounce sold (excluding development projects costs) and all-in costs (excluding development projects costs and including revenue-based taxes and income taxes) per ounce sold as well as capital expenditures (sustaining and growth) measures in the above table exclude capital expenditures required to advance development of Öksüt, Gatsuurt and Greenstone development projects.

        The Company has revised its 2016 forecast for operating costs and capitalized stripping costs at the Kumtor mine due to realized and forecasted cost savings from lower diesel fuel and national labour costs. Diesel fuel costs are lower than expected due to lower unit costs and national labour costs are lower than expected due to favorable exchange rates of the Kyrgyz Som to the U.S. dollar. The Company also revised its forecast for Boroo closure costs due to expected lower labour costs and expected higher offsetting credit from Boroo gold sales. Higher credit for changes in inventories reflects the updated gold production guidance range and movement between the actual gold inventory balance at the beginning of 2016 and an updated estimate for gold inventory at the end of 2016 at Kumtor. Higher forecast for other costs reflects higher exploration costs and higher business development costs due to an increased M&A activity.

2016 Exploration Expenditures

        2016 planned exploration expenditures excluding exploration at Greenstone Gold property have been revised to $12.4 million, which is $1.4 million higher from the previous guidance provided in the May 3, 2016 news release primarily due to additional drilling at the Gatsuurt property.

2016 Capital Expenditures

        Centerra's projected capital expenditures for 2016, excluding capitalized stripping, have been revised to $140 million ($269 million in the previous guidance), including $76 million of sustaining capitalNG ($85 million in the previous guidance) and $64 million of growth capitalNG ($184 million in the previous guidance). The decrease in capital expenditure forecasts are described below.

        Projected capital expenditures (excluding capitalized stripping) include:

Projects	2016 Sustaining CapitalNG	2016 Growth CapitalNG
	(millions of dollars)	(millions of dollars)
Kumtor	$75	$22
Öksüt	—	25
Greenstone Gold Property	—	11	*
Gatsuurt Project	—	$6
Other (Boroo and Corporate)	$1	—

Consolidated Total	$76	$64

*
Excludes $13 million ($4.9 million in the previous guidance) representing capitalized amount for Premier's 50% share of the development expenditures related to the Greenstone Gold Property and funded by Centerra.

Kumtor

        At Kumtor, 2016 total capital expenditures, excluding capitalized stripping, are forecast to be $97 million, which is $13 million lower from the previous guidance. The Company decreased its forecast for sustaining capitalNG from $84 million in the previous guidance to $75 million due to cancelations or deferral of major overhauls and replacements of certain heavy duty mine equipment ($7 million) and mill equipment ($2 million).

        2016 forecast for growth capital investment at Kumtor has been reduced to $22 million ($26 million in the previous guidance) reflecting lower cost estimates for relocation of certain infrastructure at Kumtor relating to the ongoing Kumtor pit expansion ($2 million) and other items ($2 million).

        The projected cash component of capitalized stripping costs related to the development of the open pit is expected to decrease to $108 million from $122 million in the previous guidance reflecting lower labour and diesel costs. Total capitalized stripping costs, including DD&A, are forecasted at $145 million ($162 million in the previous guidance) for 2016.

Mongolia (Boroo and Gatsuurt)

        At Boroo, 2016 sustaining capitalNG expenditures are expected to be minimal and no growth capitalNG is forecast for Boroo, which is unchanged from the previous guidance.

        The Company is carrying out additional exploration drilling to expand the Gatsuurt resource base as well as geo-technical and hydrogeological drilling in support of the eventual project development. The Company has added to its 2016 forecast $6 million of additional expenditures (excluding $1.4 million for additional exploration) for further development of the Gatsuurt Project.

Öksüt Project

        The Company has decreased its 2016 forecast for capital construction expenditures at the Öksüt property from $157 million in the previous guidance to $25 million in the current guidance due to delays in obtaining of permits. The revised forecast assumes receipt of required permits from the Turkish authorities in the third quarter of 2016 and commencement of some construction activities at the Öksüt property in the fourth quarter of 2016.

Greenstone Gold Property

        The Company has revised its guidance for 2016 expenditures in connection with the Greenstone Gold Property to approximately $37 million (Cdn$49 million) compared to $10.8 million (Cdn$14.5 million) in the previous guidance, which reflects the assumption of a positive feasibility study leading to Board approval of additional spending on detailed engineering and other development costs. The previous guidance included partnership costs only up to mid-year 2016, which was expected timing for completion of the feasibility study by the Greenstone Partnership. The Greenstone Partnership now expects to complete the feasibility study early in the fourth quarter of 2016.

        The revised 2016 guidance includes $23 million of spending related to work on technical studies, environmental and social impact assessment, house and property acquisition, and project support ($7.6 million in the previous guidance), exploration costs of $3 million ($2.2 million in the previous guidance) as well as $11 million for capital expenditures ($1 million in the previous guidance). The forecast spending for 2016 will be fully funded by Centerra with 50% of spending accounted for as pre-development project spending or exploration and expensed through Centerra's income statement. The remaining 50% of spending will be capitalized on Centerra's balance sheet and be accounted for as an acquisition cost of the Greenstone Gold Property ($13 million compared to $4.9 million in the previous guidance) in addition to $11 million ($1 million in the previous guidance) to be spent on capital items.

2016 Depreciation, Depletion and Amortization

        Forecast for consolidated depreciation, depletion and amortization expense included in costs of sales expense for 2016 has been revised to be between $180 million and $190 million at Kumtor ($194 million and $208 million in the previous guidance).

(In millions)	2016 DD&A Revised Forecast	2016 DD&A Previous Forecast
	(Unaudited)	(Unaudited)
Kumtor
Mine equipment	$65	$70
Less DD&A capitalized to stripping costs(1)	(37)	(40)
Capital stripping costs amortized	183 - 197	185 - 205
Other mining assets	7	7
Mill assets	10	10
Administration assets and other	14	14
Inventory adjustment (non-cash depreciation)	(62) - (66)	(52) - (58)
Subtotal for Kumtor & Consolidated Centerra	$180 - 190	$194 - 208

(1)
Use of the Company's mining fleet for stripping activities results in a portion of the depreciation related to the mine fleet to be allocated to capitalized stripping costs.

Kumtor

        The revised forecast for 2016 DD&A to be expensed as part of costs of sales is between $180 million and $190 million ($194 million to $208 million in the previous guidance). The amortization of capitalized stripping costs is the largest component of depreciation expense in 2016 forecasted to be between $183 million to $197 million ($185 million to $205 million in the previous guidance) reflecting the updated gold production guidance range and lower forecasted mining costs due to lower fuel and labor costs. Capitalized stripping costs include mining operating costs such as labour, diesel and maintenance costs, as well as the depreciation expense for the mine equipment used in the stripping campaign. The capitalized stripping costs are amortized over the ounces contained in the ore body exposed by the stripping campaign.

        The mine equipment assets are depreciated on a straight-line basis over their estimated useful lives. The total mine equipment depreciation for 2016 is forecasted at $65 million ($70 million in the previous guidance) due to lower forecasted depreciation on replacement of mining equipment. The depreciation related to mine equipment engaged in a stripping campaign and capitalized as stripping costs is forecasted to be $37 million ($40 million in the previous guidance) in 2016.

        Forecast for credit for inventory adjustment (non-cash depreciation) has been revised to be between $62 million and $66 million ($52 million to $58 million in the previous guidance) reflecting movement between non-cash costs in the actual gold inventory balance at the beginning of 2016 and non-cash costs in an updated estimate for gold inventory at the end of 2016 at Kumtor.

Sensitivities

        Centerra's revenues, earnings and cash flows for the remaining six months of 2016 are sensitive to changes in certain key inputs or currencies. The Company has estimated the impact of any such changes on revenues, net earnings and cash from operations.

		Impact on ($ millions)				Impact on ($ per ounce sold)
	Change	Costs	Revenues	Cash flow	Earnings	AISC(2)
Gold Price	$50/oz	2.0 - 2.4	14.5 - 17.0	12.5 - 14.6	12.5 - 14.6	n/a
Diesel Fuel	10%	3.1	—	3.1	3.1	9.1 - 10.7
Kyrgyz som(1)	1 som	0.6	—	0.6	0.6	1.8 - 2.1
Canadian dollar(1)	10 cents	3.0	—	3.0	3.0	4.5 - 5.3

(1)
appreciation of currency against the U.S. dollar will result in higher costs and lower cash flow and earnings, depreciation of currency against the U.S. dollar results in decreased costs and increased cash flow and earnings

(2)
All-in sustaining costs per ounce sold ("AISC") is a non-GAAP measure discussed under "Non-GAAP Measures".

Material Assumptions and Risks

        Material assumptions or factors used to forecast production and costs for the remaining six months of 2016 include the following:

  •
  a gold price of $1,275 per ounce ($1,200 per ounce in the previous guidance)

  •
  exchange rates:

  •
  $1USD : $1.31 CAD (from $1.34 CAD in the previous guidance)

  •
  $1USD : 71 Kyrgyz som (from 65 KGS in the previous guidance)

  •
  $1USD : 0.91 Euro (from 0.95 Euro in the previous guidance)

  •
  diesel fuel price assumption:

  •
  $0.43/litre at Kumtor (from $0.55/litre in the previous guidance)

        The assumed diesel price of $0.43/litre at Kumtor assumes that no Russian export duty will be paid on the fuel exports from Russia to the Kyrgyz Republic. Diesel fuel is sourced from Russian suppliers and correlates in part with world oil prices. The diesel fuel price assumptions were made when the price of oil (Brent) was approximately $47 per barrel. During the first half of 2016 diesel prices at Kumtor averaged approximately $0.39/litre, while average price of oil (Brent) was about $40 per barrel. During the same period average exchange rate of the United States dollar to the Kyrgyz som was about 71 soms per 1 U.S. dollar. The lower costs of diesel fuel and favorable exchange for the Kyrgyz som have provided some year-to-date costs savings for the Kumtor operations. Centerra's management continues to monitor the prices of diesel and exchange rates affecting the Company's operations.

        Other material assumptions were used in forecasting production and costs for the second half of 2016. These material assumptions include the following:

  •
  That any discussions between the Government of the Kyrgyz Republic and Centerra regarding the resolution of all outstanding matters affecting the Kumtor mine are satisfactory to Centerra, fair to all of Centerra's shareholders, and that any such resolution will receive all necessary legal and regulatory approvals under Kyrgyz law and/or Canadian law.

  •
  All mine plans, expertises and related permits and authorizations at Kumtor receive timely approval from all relevant governmental agencies in the Kyrgyz Republic and are not subsequently withdrawn.

  •
  All construction related permits and authorizations for development of the Öksüt property are received in a timely manner.

  •
  The buttress constructed at the bottom of the Davidov glacier continues to function as planned.

  •
  The pit walls at Kumtor remain stable.

  •
  The resource block model at Kumtor reconciles as expected against production.

  •
  Any recurrence of political or civil unrest in the Kyrgyz Republic will not impact operations, including movement of people, supplies and gold shipments to and from the Kumtor mine and/or power to the mine site.

  •
  Any actions taken by the Kyrgyz Republic Parliament and Government do not have a material impact on operations or financial results. This includes any actions (i) being taken by the Parliament or Government to cancel the Kumtor Project Agreements including due to the Draft Bill on Nationalization; (ii) which are not consistent with the rights of Centerra and KGC under the Kumtor Project Agreements; or (iii) that cause any disruptions to the operation and management of KGC and / or the Kumtor Project.

  •
  The previously disclosed environmental claims received from the Kyrgyz regulatory authorities and related Kyrgyz Republic court decisions, the claims of the Kyrgyz Republic's General Prosecutor's Office purporting to invalidate land use rights and/or seize land at Kumtor and to unwind the $200 million inter-company dividend declared and paid by KGC to Centerra in December 2013, criminal and other investigations initiated by the GPO in connection with loans and dividends made by KGC and the alleged misuse of funds or other property at KGC and any further claims, whether environmental allegations or otherwise, are resolved without material impact on Centerra's operations or financial results.

  •
  The accession of the Kyrgyz Republic into the Eurasian Economic Union and/or any sanctions imposed on Russian entities do not have a negative effect on the costs or availability of inputs or equipment to the Kumtor Project.

  •
  The movement in the Central Valley Waste Dump at Kumtor, initially referred to in the Annual Information Form for the year ended December 31, 2013, does not accelerate and will be managed to ensure continued safe operations, without impact to gold production.

  •
  Grades and recoveries at Kumtor will remain consistent with the 2016 production plan to achieve the forecast gold production.

  •
  The Company is able to manage the risks associated with the increased height of the pit walls at Kumtor.

  •
  The dewatering program at Kumtor continues to produce the expected results and the water management system works as planned.

  •
  The Kumtor mill continues to operate as expected.

  •
  The Company continues to meet the terms of the EBRD Facility in order to further access such funds.

  •
  OMAS is able to meet the UniCredit Facility conditions to access the funds.

  •
  Exchange rates, prices of key consumables, costs of power, water usage fees, and any other cost assumptions at all operations and projects of the Company are not significantly higher than prices assumed in planning.

  •
  No unplanned delays in or interruption of scheduled production from our mines, including due to political or civil unrest, natural phenomena, regulatory or political disputes, equipment breakdown or other developmental and operational risks.

        The Company cannot give any assurances in this regard.

        Production, cost and capital forecasts for 2016 are forward-looking information and are based on key assumptions and subject to material risk factors that could cause actual results to differ materially and which are discussed herein under the headings "Material Assumptions & Risks" and "Cautionary Note Regarding Forward-Looking Information" and under the heading "Risk Factors" in this MD&A.

Non-GAAP Measures

        This MD&A contains the following non-GAAP financial measures: all-in sustaining costs, all-in costs, and all-in costs (excluding development projects), all three measures with and without revenue-based taxes and income taxes. In addition, non-GAAP financial measures include adjusted operating costs in dollars (millions) and per ounce sold, as well as cost of sales per ounce sold, capital expenditures (sustaining), capital expenditures (growth) and average realized gold price. These financial measures do not have any standardized meaning prescribed by GAAP and are therefore unlikely to be comparable to similar measures presented by other issuers, even as compared to other issuers who may be applying the World Gold Council ("WGC") guidelines, which can be found at http://www.gold.org.

        Management believes that the use of these non-GAAP measures will assist analysts, investors and other stakeholders of the Company in understanding the costs associated with producing gold, understanding the economics of gold mining, assessing our operating performance, our ability to generate free cash flow from current operations and to generate free cash flow on an overall Company basis, and for planning and forecasting of future periods. However, the measures do have limitations as analytical tools as they may be influenced by the point in the life cycle of a specific mine and the level of additional exploration or expenditures a company has to make to fully develop its properties. Accordingly, these non-GAAP measures should not be considered in isolation, or as a substitute for, analysis of our results as reported under GAAP.

Definitions

        The following is a description of the non-GAAP measures used in this MD&A. The definitions are similar to the WGC's Guidance Note on these non-GAAP measures:

  •
  Production costs represent operating costs associated with the mining, milling and site administration activities at the Company's operating sites, excluding costs unrelated to production such as mine standby and community costs related to current operations.

  •
  Operating costs (on a sales basis) include mine operating costs such as mining, processing, site support, royalties and operating taxes (except at Kumtor where revenue-based taxes are excluded), but exclude depreciation, depletion and amortization (DD&A), reclamation costs, financing costs, capital development and exploration.

  •
  Adjusted operating costs per ounce sold include operating costs (on a sales basis), regional office administration, mine standby costs, community costs related to current operations, refining fees and by-product credits.

  •
  Capital expenditure (Sustaining) is a capital expenditure necessary to maintain existing levels of production. The sustaining capital expenditures maintain the existing mine fleet, mill and other facilities so that they function at levels consistent from year to year.

  •
  All-in sustaining costs per ounce sold include adjusted operating costs, the cash component of capitalized stripping costs, corporate general and administrative expenses, accretion expenses, and sustaining capital. The measure incorporates costs related to sustaining production.

  •
  Capital expenditure (Growth) is capital expended to expand the business or operations by increasing productive capacity beyond current levels of performance.

  •
  All-in costs per ounce sold include all-in sustaining costs and additional costs for growth capital, global exploration expenses, business development costs and social development costs not related to current operations.

  •
  All-in cost per ounce sold exclude the following:

  •
  Working capital (except for adjustments to inventory on a sales basis).

  •
  All financing charges (including capitalized interest).

  •
  Costs related to business combinations, asset acquisitions and asset disposals.

  •
  Other non-operating income and expenses, including interest income, bank charges, and foreign exchange gains and losses.

  •
  All-in costs per ounce sold (excluding development projects costs) measure comprises all-in costs per ounce sold as described above and excludes the Company's development projects.

  •
  Development projects are defined as projects that are beyond the exploration stage but are pre-operational. For 2016, development projects include all spending at Öksüt, Gatsuurt and the Greenstone Gold Property.

  •
  Development projects costs represent spending on development projects whether expensed as pre-development costs or capitalized as development costs.

  •
  All-in costs including taxes per ounce sold measure includes revenue-based taxes at Kumtor and income taxes in Mongolia.

  •
  Cost of sales per ounce sold is calculated by dividing cost of sales by gold ounces sold.

  •
  Average realized gold price is calculated by dividing revenue derived from gold sales by the number of ounces sold.

        Adjusted Operating Cost, All-in Sustaining Costs and All-in Costs, excluding development projects (including and excluding revenue-based taxes and income taxes) are non-GAAP measures used in this MD&A and can be reconciled as follows:

(1)   By operation

Kumtor

	Three months ended June 30,(1)		Six months ended June 30,(1)
(unaudited) ($ millions, unless otherwise specified)	2016	2015	2016	2015
Cost of sales, as reported	$118.0	$76.2	$149.5	$183.1
Less: Non-cash component	56.4	43.5	68.8	112.3

Cost of sales, cash component	$61.6	$32.7	$80.7	$70.8
Adjust for:
Regional office administration	3.7	4.1	7.0	8.4
Refining fees	1.0	0.7	1.4	1.7
By-product credits	(1.2)	(0.5)	(1.6)	(1.5)
Community costs related to current operations	0.3	0.6	0.8	1.2

Adjusted Operating Costs	$65.4	$37.6	$88.3	$80.6
Accretion expense	0.2	0.2	0.5	0.5
Capitalized stripping and ice unload	18.9	49.5	29.3	101.2
Capital expenditures (sustaining)	13.6	11.8	36.6	24.3

All-in Sustaining Costs	$98.1	$99.1	$154.7	$206.6
Capital expenditures (growth)	5.4	3.9	10.1	10.3

All-in Costs	$103.5	$103.0	$164.8	$216.9
Revenue-based taxes	22.6	19.8	32.9	48.5

All-in Costs (including revenue-based taxes)	$126.1	$122.8	$197.7	$265.4

Ounces sold (000)	128	119	190	288
Adjusted Operating Costs—$ / oz sold	$512	$317	$466	$280
All-in Sustaining Costs—$ / oz sold	$768	$835	$816	$717
All-in Costs—$ / oz sold	$810	$868	$869	$753
All-in Costs (including revenue-based taxes)—$ /oz sold	$986	$1,035	$1,043	$922

(1)
Results may not add due to rounding

2)    Consolidated

Centerra

	Three months ended June 30,(1)		Six months ended June 30,(1)
(unaudited) ($ millions, unless otherwise specified)	2016	2015	2016	2015
Cost of sales, as reported	$118.0	$81.0	$149.5	$195.0
Less: Non-cash component	56.4	45.0	68.8	115.6

Cost of sales, cash component	61.6	$36.0	80.7	$79.4
Adjust for:
Regional office administration	3.7	5.0	7.0	10.3
Mine stand-by costs	—	0.8	—	3.1
Refining fees	1.0	0.7	1.4	1.8
By-product credits	(1.2)	(0.6)	(1.6)	(1.5)
Community costs related to current operations	0.4	0.7	0.9	1.4

Adjusted Operating Costs	65.5	$42.7	88.4	$94.5
Corporate general administrative costs	6.7	10.7	12.4	20.0
Accretion expense	0.4	0.4	0.8	0.8
Capitalized stripping and ice unload	18.9	49.5	29.3	101.2
Capital expenditures (sustaining)	13.7	12.0	36.9	24.7

All-in Sustaining Costs	105.2	$115.3	167.9	$241.3
Capital expenditures (growth)	5.4	3.9	10.1	10.3
Boroo closure costs	(1.3)	—	(0.2)	—
Exploration and business development	5.1	2.1	7.2	4.9

All-in Costs, excluding development projects costs	114.4	121.3	185.1	256.5
Revenue-based taxes	22.6	19.8	32.9	48.5
Income taxes	0.2	0.1	0.2	0.2

All-in Costs, excluding development projects costs (including revenue-based taxes and income taxes)	$137.2	$141.2	$218.0	$305.1

Ounces sold (000)	127.9	123.1	189.7	298.3
Adjusted Operating Costs—$ / oz sold	$512	$347	$467	$317
All-in Sustaining Costs—$ / oz sold	$822	$937	$886	$808
All-in Costs, excluding development projects costs—$ / oz sold	$894	$986	$976	$859
All-in Costs, excluding development projects costs (including revenue-based taxes and income taxes)—$ / oz sold	$1,072	$1,147	$1,151	$1,022

(1)
Results may not add due to rounding

        Sustaining capital, growth capital and capitalized stripping presented in the All-in measures can be reconciled as follows:

Three months ended June 30, ($ millions) (Unaudited)	Kumtor	Boroo	Turkey	All other	Consolidated
2016
Capitalized stripping—cash	18.9	—	—	—	18.9
Sustaining capital—cash	13.6	—	—	0.1	13.7
Growth capital—cash	5.4	—	—	3.0	8.4
Greenstone Gold Property pre-development costs—cash	—	—	—	4.4	4.4
Öksüt project development capital—cash	—	—	1.6	—	1.6
Net increase in accruals included in additions to PP&E	(2.0)	—	—	—	(2.0)

Total—Additions to PP&E	35.9	—	1.6	7.5	45.0	(1)

2015
Capitalized stripping—cash	49.5	—	—	—	49.5
Sustaining capital—cash	11.8	—	—	0.2	12.0
Growth capital—cash	3.9	—	—	0.4	4.3
Greenstone Gold Property pre-development costs—cash	—	—	—	4.3	4.3
Net decrease in accruals included in additions to PP&E	0.3	—	—	—	0.3

Total—Additions to PP&E	65.5	—	—	4.9	70.4	(1)

Six months ended June 30, ($ millions) (Unaudited)	Kumtor	Boroo	Turkey	All other	Consolidated
2016
Capitalized stripping—cash	29.3	—	—	—	29.3
Sustaining capital—cash	36.6	—	—	0.3	36.9
Growth capital—cash	10.1	—	—	3.5	13.6
Greenstone Gold Property pre-development costs—cash	—	—	—	5.0	5.0
Öksüt project development capital—cash	—	—	5.2	—	5.2
Net increase in accruals included in additions to PP&E	(9.6)	—	—	—	(9.6)

Total—Additions to PP&E	66.4	—	5.2	8.8	80.4	(1)

2015
Capitalized stripping—cash	101.2	—	—	—	101.2
Sustaining capital—cash	24.3	0.1	—	0.3	24.7
Growth capital—cash	10.3	—	—	0.5	10.8
Greenstone Gold Property pre-development costs—cash	—	—	—	5.8	5.8
Net decrease in accruals included in additions to PP&E	0.1	—	—	—	0.1

Total—Additions to PP&E	135.9	0.1	—	6.6	142.6	(1)

(1)
As reported in the Company's Consolidated Statement of Cash Flows as "Investing Activities—Additions to property, plant & equipment".

Qualified Person and QA/QC

        The scientific and technical information in this MD&A, including the production estimates were prepared in accordance with the standards of the Canadian Institute of Mining, Metallurgy and Petroleum and National Instrument 43-101—Standards of Disclosure for Mineral Projects

("NI 43-101") and were prepared, reviewed, verified and compiled by Centerra's geological and mining staff under the supervision of Gordon Reid, Professional Engineer and Centerra's Vice-President and Chief Operating Officer, who is the qualified person for the purpose of NI 43-101. Sample preparation, analytical techniques, laboratories used and quality assurance-quality control protocols used during the exploration drilling programs are done consistent with industry standards and independent certified assay labs are used.

Caution Regarding Forward-Looking Information

        Information contained in this MD&A which are not statements of historical facts, and the documents incorporated by reference herein, may be "forward-looking information" for the purposes of Canadian securities laws. Such forward-looking information involves risks, uncertainties and other factors that could cause actual results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward looking information. The words "believe", "expect", "anticipate", "contemplate", "target", "plan", "intends", "continue", "budget", "estimate", "may", "will", "schedule" and similar expressions identify forward-looking information. These forward-looking statements relate to, among other things: expectations regarding the proposed acquisition of TCM and related regulatory approvals and conditions, further discussions with the Mongolian Government relating to definitive agreements for the development of the Gatsuurt project, higher grade ore from cut-back 17 at Kumtor; matters relating to the Öksüt Project, including as to applications for and receipt of permits, timelines for development and production; completion of a feasibility study; EIS/EA submissions and impact benefits agreements relating to the Hardrock Project; claims and investigations made by Kyrgyz Republic state agencies, including the GPO, SIETS and SAEPF and arbitration proceedings involving KGC and the Kumtor Project, related Kyrgyz Republic court orders, the potential effects of such court orders, and the Company's intentions relating thereto; permitting and regulatory matters, including the Ecological Passport, relating to the Kumtor Project, the potential effect of the Draft Nationalization Bill, and the potential effect on the Kumtor Project of Kumtor being prevented from moving ice; reclamation and closure activities at Boroo; estimates relating to the Company's cash and short term investments and its 2016 business plans; expectations relating to the Company's production, capital expenditures and costs for 2016.

        Forward-looking information is necessarily based upon a number of estimates and assumptions that, while considered reasonable by Centerra, are inherently subject to significant political, business, economic and competitive uncertainties and contingencies. Known and unknown factors could cause actual results to differ materially from those projected in the forward looking information. Factors that could cause actual results or events to differ materially from current expectations include, among other things: (A) strategic, legal, planning and other risks, including: political risks associated with the Company's operations in the Kyrgyz Republic, Mongolia and Turkey; resource nationalism including the management of external stakeholder expectations; the impact of changes in, or to the more aggressive enforcement of, laws, regulations and government practices in the jurisdictions in which the Company operates including any unjustified civil or criminal action against the Company, its affiliates or its current or former employees; the impact of any actions taken by the Kyrgyz Republic Government and Parliament relating to the Kumtor Project Agreements which are inconsistent with the rights of Centerra and KGC under the Kumtor Project Agreements; any impact on the purported cancellation of Kumtor's land use rights at the Kumtor Project pursuant to a court claim commenced by the Kyrgyz Republic GPO; the risks related to other outstanding litigation affecting the Company's operations in the Kyrgyz Republic and elsewhere; the impact of the delay by relevant government agencies to provide required approvals and permits, including the delay currently being experienced at the Kumtor Project over the ecological passport; the potential impact on the Kumtor Project of investigations by Kyrgyz Republic instrumentalities and movement restrictions on KGC employees and managers; the rights of the Mongolian Government to take an interest in the Gatsuurt Project as a result of the deposit being declared a strategic deposit, and the terms of any such participation, or to take a special royalty rate which has yet to be defined; the impact of changes to, the increased enforcement of, environmental laws and regulations relating to the Company's operations; the impact of any sanctions imposed by Canada, the United States or other jurisdictions against various Russian individuals and entities; the ability of the Company to negotiate a successful deposit development agreement for Gatsuurt; potential defects of title in the Company's properties that are not known as of the date hereof; the inability of the Company and its subsidiaries to enforce their legal rights in certain circumstances; the presence of a significant shareholder that is a state-owned company of the Kyrgyz Republic; risks related to anti-corruption legislation; risks related to the concentration of assets in Central Asia; Centerra's future exploration and development activities not being successful; Centerra not being able to replace mineral reserves; difficulties with Centerra's joint venture partners; and aboriginal claims and consultative issues relating to the Company's 50% interest in the Greenstone Gold Property; potential risks related to kidnapping or acts of terrorism; and the failure of the Company and/or TCM to satisfy the conditions precedent, including shareholder or regulatory approvals, to the closing of the proposed acquisition of TCM by the Company or related transactions; (B) risks relating to financial matters, including: sensitivity of the Company's business to the volatility of gold prices, the imprecision of the Company's mineral reserves and resources estimates and the assumptions they rely on, the accuracy of the Company's production and cost estimates, the impact of restrictive covenants in the Company's revolving credit facility which may, among other things, restrict the Company from pursuing certain business activities, the Company's ability to obtain future financing, the impact of global financial conditions, the impact of currency fluctuations, the effect of market conditions on the Company's short-term investments, the Company's ability to make payments including any payments of principal and interest on the Company's debt facilities depends on the cash flow of its subsidiaries; and (C) risks related to operational matters and geotechnical issues, including: movement of the Davidov Glacier and the waste and ice movement at the Kumtor Project and the Company's continued ability to successfully manage such matters, including the continued performance of the buttress; the occurrence of further ground movements at the Kumtor Project and mechanical availability; the success of the Company's future exploration and development activities, including the financial and political risks inherent in carrying out exploration activities; inherent risks associated with the use of sodium cyanide in the mining operations; the adequacy of the Company's insurance to mitigate operational risks; mechanical breakdowns; the Company's ability to obtain the necessary permits and authorizations to (among other things) raise the tailings dam at the Kumtor Project to the required height; the Company's ability to replace its mineral reserves; the occurrence of any labour unrest or disturbance and the ability of the Company to successfully re-negotiate collective agreements when required; the risk that Centerra's workforce may be exposed to widespread epidemic; seismic activity in the vicinity of the Company's operations in the Kyrgyz Republic and Mongolia; long lead times required for equipment and supplies given the remote location of some of the Company's operating properties; reliance on a limited number of suppliers for certain consumables, equipment and components; illegal mining on the Company's Mongolian properties; the Company's ability to accurately predict decommissioning and reclamation costs; the Company's ability to attract and retain qualified personnel; competition for mineral acquisition opportunities; and risks associated with the conduct of joint ventures/partnerships, including Greenstone Gold Mines LP; the Company's ability to manage its projects effectively and to mitigate the potential lack of availability of contractors, budget and timing overruns and project resources. See "Risk Factors" in the Company's 2015 Annual Information Form available on SEDAR at www.sedar.com.

        Furthermore, market price fluctuations in gold, as well as increased capital or production costs or reduced recovery rates may render ore reserves containing lower grades of mineralization uneconomic and may ultimately result in a restatement of reserves. The extent to which resources may ultimately be reclassified as proven or probable reserves is dependent upon the demonstration of their profitable recovery. Economic and technological factors which may change over time always influence the evaluation of reserves or resources. Centerra has not adjusted mineral resource figures in consideration of these risks and, therefore, Centerra can give no assurances that any mineral resource estimate will ultimately be reclassified as proven and probable reserves.

        Mineral resources are not mineral reserves, and do not have demonstrated economic viability, but do have reasonable prospects for economic extraction. Measured and indicated resources are sufficiently well defined to allow geological and grade continuity to be reasonably assumed and permit the application of technical and economic parameters in assessing the economic viability of the resource. Inferred resources are estimated on limited information not sufficient to verify geological and grade continuity or to allow technical and economic parameters to be applied. Inferred resources are too speculative geologically to have economic considerations applied to them to enable them to be categorized as mineral reserves. There is no certainty that mineral resources of any category can be upgraded to mineral reserves through continued exploration.

        There can be no assurances that forward-looking information and statements will prove to be accurate, as many factors and future events, both known and unknown could cause actual results, performance or achievements to vary or differ materially, from the results, performance or achievements that are or may be expressed or implied by such forward-looking statements contained herein or incorporated by reference. Accordingly, all such factors should be considered carefully when making decisions with respect to Centerra, and prospective investors should not place undue reliance on forward looking information. Forward-looking information is as of July 26, 2016. Centerra assumes no obligation to update or revise forward looking information to reflect changes in assumptions, changes in circumstances or any other events affecting such forward-looking information, except as required by applicable law.

Any questions and requests for assistance may be directed to the
Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
www.kingsdaleshareholder.com

North American Toll Free Phone:

1-866-581-1479

Email: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

Thompson Creek Metals Company Inc.
("Company")

FORM OF PROXY ("PROXY")

Special Meeting
October 18, 2016 at 10:00 am (Mountain Time)
26 West Dry Creek Circle, Second Floor
Littleton, CO 80120

(the "Meeting")

RECORD DATE:	September 12, 2016
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY:	October 14, 2016 at 10:00 am (Mountain Time)

VOTING METHODS

INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above

FACSIMILE	(416) 595-9593

MAIL or HAND DELIVERY	TSX TRUST COMPANY 200 University Avenue, Suite 300, Toronto, Ontario, M5H 4H1

The undersigned hereby appoints Timothy J. Haddon, Chair of the Company, or failing him, Jacques Perron, President and Chief Executive Officer, or failing both of them Pamela Saxton, Executive Vice President and Chief Financial Officer ("Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS -  MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Arrangement Resolution	FOR	AGAINST
To approve the Arrangement Resolution, a copy of which is attached as Annex B to the proxy statement accompanying this proxy.	☐	☐
2. Named Executive Officer Arrangement-Related Compensation Proposal	FOR	AGAINST
To approve, on a non-binding, advisory basis, the compensation that will or may be paid to the Company's named executive officers in connection with the Arrangement, as more particularly described in the proxy statement accompanying this proxy.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and MUST BE SIGNED.

PLEASE PRINT NAME	Signature of Registered owner(s)	Date (MM/DD/YYYY)

Proxy Voting - Guidelines and Conditions

1.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

2.
THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.

3.
If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

4.
This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.

5.
Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a security holder of the Company.

6.
To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the security holders of the Company.

7.
To be valid, this proxy must be filed using one of the Voting Methods and must be received by TSX Trust Company before the Filing Deadline for Proxies, noted overleaf or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his or her discretion, and the Chairman is under no obligation to accept or reject any particular late proxy. The deadline for the deposit of proxies may be waived or extended by the Chair of the Special Meeting at his or her sole discretion without notice.

8.
If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.

Investor inSite

TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tsxtrust.com/investorinsite

Click on, "Register Online Now" and complete the registration form. Call us toll free at 1-866-393-4891 with any questions.

www.tsxtrust.com
 VANCOUVER    CALGARY    TORONTO    MONTRÉAL